Filed pursuant to Rule 497

Registration No. 333-235856

GOLDMAN SACHS BDC, INC.

200 West Street

New York, NY 10282

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

August 4, 2020

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “GSBD Special Meeting”) of Goldman Sachs BDC, Inc. (“GSBD”), to be held on October 2, 2020 at 10:00 a.m., Eastern Time, at 30 Hudson Street, Jersey City, New Jersey 07302.

The notice of special meeting and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the GSBD Special Meeting. At the GSBD Special Meeting, you will be asked to:

(i)

adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 11, 2020 (the “Merger Agreement”), by and among GSBD, Goldman Sachs Middle Market Lending Corp., a Delaware corporation (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of GSBD (“Merger Sub”), and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (“GSAM”) (such proposal is referred to herein as the “GSBD Merger Proposal”), which proposal is contingent upon approval of each of the proposals listed below;

(ii)

approve an amended and restated certificate of incorporation of GSBD (“Amended and Restated GSBD Charter”), which would restrict stockholders that acquire shares of GSBD Common Stock (as defined below) pursuant to the Merger (as defined below) from transferring such shares for certain periods of time (such proposal is referred to herein as the “GSBD Charter Amendment Proposal”), which proposal is contingent upon approval of the GSBD Merger Proposal and each of the proposals listed below; and

(iii)

approve the issuance of shares of GSBD common stock, $0.001 par value per share (“GSBD Common Stock”), pursuant to the Merger Agreement (such proposal is referred to herein as the “Merger Stock Issuance Proposal”), which proposal is contingent upon approval of each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the proposal listed below.

Closing of the Merger (as defined below) is contingent upon (a) GSBD stockholder approval of all of the above proposals, (b) MMLC stockholder approval of each of the Merger Agreement and the Amended and Restated GSBD Charter and (c) certain other closing conditions. If the Merger does not close, then the Amended and Restated GSBD Charter will not go into effect and the GSBD Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal, even if approved by the GSBD stockholders.

GSBD and MMLC are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into MMLC with MMLC continuing as the surviving company (the “First Merger”). Immediately following the First Merger, MMLC (as the surviving company in the First Merger) would merge with and into GSBD with GSBD continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Merger”). The Amended and Restated GSBD Charter would take effect upon the closing of the Merger (the “Closing”).

Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of MMLC common stock, par value $0.001 per share (“MMLC Common Stock”), issued and outstanding immediately prior to the effective time of the First Merger (other than GSBD and its consolidated subsidiaries) will have the right to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a net asset value (“NAV”) equal to the NAV per share of MMLC Common Stock (such number of shares of GSBD Common Stock, the “Exchange Ratio”), in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger (the “Determination Date”), provided, that the Exchange Ratio shall be subject to adjustment if, between the Determination Date and the effective time of the First Merger, the respective outstanding shares of GSBD Common Stock or MMLC

Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement.

In connection with the Merger, GSAM has agreed to waive a portion of its incentive fee for nine quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2021, otherwise payable by GSBD under the current investment management agreement by and between GSAM and GSBD (the “Incentive Fee Waiver”) for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. The Incentive Fee Waiver helps to ensure that distributions paid to GSBD’s stockholders will not be a return of capital for tax purposes during the merger period. Further, the board of directors of GSBD (the “GSBD Board”) has approved special distributions of $0.15 per share in total, and payable in three equal quarterly installments currently expected to begin in the first quarter of 2021, subject to the timing of the Closing, to the stockholders of the combined company. Prior to the Closing, the board of directors of MMLC will declare a distribution of $75 million, or $1.39 per share (based on MMLC’s outstanding share count as of March 31, 2020), relating to the pre-Closing period, subject to MMLC’s compliance with all applicable regulatory requirements and covenants contained in debt agreements to which MMLC is party or subject.

The market value of the consideration to be received by MMLC stockholders will fluctuate with changes in the market price of GSBD Common Stock. We urge you to obtain current market quotations of GSBD Common Stock. GSBD Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol “GSBD.” The following table shows the closing sales price of GSBD Common Stock, as reported on the NYSE on June 10, 2020, the last trading day before the execution of the Merger Agreement.

GSBD Common Stock
Closing Sales Price at June 10, 2020	$17.11

Your vote is extremely important. The holders of at least a majority of GSBD’s outstanding shares must be present at the GSBD Special Meeting for each of the above proposals to be voted on. At the GSBD Special Meeting, you will be asked to vote on the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal. Approval of the GSBD Merger Proposal requires the affirmative vote of (i) a majority of the outstanding shares of GSBD Common Stock and (ii) a majority of the outstanding shares of GSBD Common Stock held by the stockholders of GSBD, excluding GSAM and its affiliates (the “Unaffiliated GSBD Stockholders”). Approval of the GSBD Charter Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of GSBD Common Stock. Approval of the Merger Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of GSBD Common Stock at a meeting at which a quorum is present.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of GSBD Common Stock on its behalf) will not be included in determining the number of votes cast, and, as a result, will have no effect on the outcome of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of the GSBD Merger Proposal and the GSBD Charter Amendment Proposal.

After careful consideration, the GSBD Board, upon recommendation of a committee of the GSBD Board comprised solely of the independent directors of GSBD (the “GSBD Special Committee”), unanimously recommends that GSBD stockholders vote “FOR” each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal.

It is very important that your shares be represented at the GSBD Special Meeting. Even if you plan to attend the meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. Your vote and participation in the governance of GSBD are very important to us.

This joint proxy statement/prospectus concisely describes the GSBD Special Meeting, the Merger, the documents related to the Merger (including the Merger Agreement), the Amended and Restated GSBD Charter and other related matters that GSBD stockholders ought to know before voting on the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 27, for a discussion of the risks relating to the Merger. GSBD files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. GSBD maintains a website at http://www.goldmansachsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting GSBD at 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: AI Shareholder Services, or by calling collect at (312) 655-4702. The SEC also maintains a website at http://www.sec.gov that contains such information.

Sincerely yours,

Brendan McGovern

Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of GSBD Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated August 4, 2020 and it is first being mailed or otherwise delivered to GSBD stockholders on or about August 11, 2020.

Goldman Sachs BDC, Inc. 200 West Street New York, NY 10282 (212) 902-0300	Goldman Sachs Middle Market Lending Corp. 200 West Street New York, NY 10282 (212) 902-0300

GOLDMAN SACHS BDC, INC.

200 West Street

New York, NY 10282

(212) 902-0300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 2, 2020

Notice is hereby given to the owners of shares of common stock of Goldman Sachs BDC, Inc. (“GSBD”) that:

A Special Meeting of Stockholders (the “GSBD Special Meeting”) of GSBD will be held at 30 Hudson Street, Jersey City, New Jersey 07302, on October 2, 2020 at 10:00 a.m., Eastern Time, for the following purposes:

(i)

adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 11, 2020 (the “Merger Agreement”), by and among GSBD, Goldman Sachs Middle Market Lending Corp., a Delaware corporation (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of GSBD (“Merger Sub”), and Goldman Sachs Asset Management, L.P, a Delaware limited partnership (“GSAM”) (such proposal is referred to herein as the “GSBD Merger Proposal”), which proposal is contingent upon the approval of each of the proposals listed below;

(ii)

approve an amended and restated certificate of incorporation of GSBD (“Amended and Restated GSBD Charter”), which would restrict stockholders that acquire shares of GSBD Common Stock (as defined below) pursuant to the Merger (as defined below) from transferring such shares for certain periods of time (such proposal is referred to herein as the “GSBD Charter Amendment Proposal”), which proposal is contingent upon approval of the GSBD Merger Proposal and each of the proposals listed below; and

(iii)

approve the issuance of shares of GSBD common stock, $0.001 par value per share (“GSBD Common Stock”), pursuant to the Merger Agreement (such proposal is referred to herein as the “Merger Stock Issuance Proposal”), which proposal is contingent upon approval of each of the GSBD Merger Proposal and GSBD Charter Amendment Proposal and the proposal listed below.

Closing of the Merger is contingent upon (a) GSBD stockholder approval of all of the above proposals, (b) MMLC stockholder approval of each of the Merger Agreement and the Amended and Restated GSBD Charter and (c) certain other closing conditions. If the Merger does not close, then the Amended and Restated GSBD Charter will not go into effect and the GSBD Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal, even if approved by the GSBD stockholders.

THE BOARD OF DIRECTORS OF GSBD (THE “GSBD BOARD”), UPON RECOMMENDATION OF A COMMITTEE OF THE GSBD BOARD COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF GSBD (THE “GSBD SPECIAL COMMITTEE”), HAS UNANIMOUSLY APPROVED EACH OF THE MERGER AGREEMENT AND THE RELATED TRANSACTIONS, THE GSBD CHARTER AMENDMENT PROPOSAL, THE MERGER STOCK ISSUANCE PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT GSBD STOCKHOLDERS VOTE “FOR” EACH OF THE GSBD MERGER PROPOSAL, THE GSBD CHARTER AMENDMENT PROPOSAL AND THE MERGER STOCK ISSUANCE PROPOSAL.

Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the GSBD Special Meeting if you were a GSBD stockholder of record at the close of business on August 3, 2020. Whether or not you expect to be present in person at the GSBD Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the Internet or telephone. Instructions are shown on the proxy card.

Your vote is extremely important to GSBD. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the GSBD Special Meeting, the GSBD Special Meeting may be adjourned in order to permit further solicitation of proxies by GSBD.

The Merger and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Merger Agreement as Annex A.

The GSBD Charter Amendment Proposal is described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Amended and Restated GSBD Charter as Annex B.

GSBD currently intends to hold the GSBD Special Meeting in person. However, GSBD is actively monitoring developments in connection with the coronavirus (COVID-19) pandemic and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the GSBD Special Meeting in person, GSBD will announce alternative arrangements for the meeting as promptly as possible, which may include holding the GSBD Special Meeting solely as a virtual meeting by means of a live webcast. If the GSBD Special Meeting will be held solely through a virtual meeting format, GSBD will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which GSBD’s proxy materials are available at www.proxyvote.com, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which GSBD’s proxy materials are available at www.proxyvote.com for updated information. GSBD encourages you to vote your shares at the GSBD Special Meeting.

By Order of the Board of Directors,

Caroline Kraus

Secretary

August 4, 2020

This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the GSBD Board. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the GSBD Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the GSBD Special Meeting and voting in person.

Important notice regarding the availability of proxy materials for the GSBD Special Meeting, GSBD’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

200 West Street

New York, NY 10282

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

August 4, 2020

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “MMLC Special Meeting”) of Goldman Sachs Middle Market Lending Corp. (“MMLC”) to be held on October 2, 2020 at 10:30 a.m., Eastern Time, at 30 Hudson Street, Jersey City, New Jersey 07302.

The notice of special meeting and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the MMLC Special Meeting. At the MMLC Special Meeting, you will be asked to:

(i)

adopt the Amended and Restated Agreement and Plan of Merger, dated as of June 11, 2020 (the “Merger Agreement”), by and among Goldman Sachs BDC, Inc., a Delaware corporation (“GSBD”), MMLC, Evergreen Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of GSBD (“Merger Sub”), and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (“GSAM”) (such proposal is referred to herein as the “MMLC Merger Proposal”), which proposal is contingent upon the proposal listed below; and

(ii)

approve an amended and restated certificate of incorporation of GSBD (“Amended and Restated GSBD Charter”), which would restrict stockholders that acquire shares of GSBD Common Stock (as defined below) pursuant to the Merger (as defined below) from transferring such shares for certain periods of time (such proposal is referred to herein as the “MMLC Charter Amendment Proposal”), which proposal is contingent upon approval of the MMLC Merger Proposal.

Closing of the Merger (the “Closing”) is contingent upon (a) MMLC stockholder approval of each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal, (b) GSBD stockholder approval of each of the Merger Agreement, the Amended and Restated GSBD Charter and the issuance of shares of GSBD common stock, par value $0.001 per share (“GSBD Common Stock”) in connection with the Merger and (c) certain other closing conditions. If the Merger does not close, then the Amended and Restated GSBD Charter will not go into effect, even if approved by the MMLC stockholders.

The Merger Agreement provides for a combination of MMLC and GSBD via a merger and related transactions in which Merger Sub would merge with and into MMLC with MMLC continuing as the surviving company (the “First Merger”). Immediately following the First Merger, MMLC (as the surviving company in the First Merger) would merge with and into GSBD with GSBD continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Merger”).

Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of MMLC common stock, par value $0.001 per share (“MMLC Common Stock”), issued and outstanding immediately prior to the effective time of the First Merger (other than GSBD or any of its consolidated subsidiaries) will have the right to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a net asset value (“NAV”) equal to the NAV per share of MMLC Common Stock (such number of shares of GSBD Common Stock, the “Exchange Ratio”), in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger (the “Determination Date”), provided, that the Exchange Ratio shall be subject to adjustment if, between the Determination Date and the effective time of the First Merger, the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement.

In connection with the Merger, GSAM has agreed to waive a portion of its incentive fee for nine quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2021, otherwise payable by GSBD under the investment management agreement by and between GSAM and GSBD (the “Incentive Fee Waiver”), for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted share outstanding for such quarter is at least $0.48 per share. The Incentive Fee Waiver helps to ensure that distributions paid to GSBD’s stockholders will not be a return of capital for tax purposes during the merger period. Further, the board of directors of GSBD has approved special distributions of $0.15 per share in total, and payable in three equal quarterly installments currently expected to begin in the first quarter of 2021, subject to the timing of the Closing, to the stockholders of the combined company. Prior to the Closing, the board of directors of MMLC (the “MMLC Board”) will declare a distribution of $75 million, or $1.39 per share (based on MMLC’s outstanding share count as of March 31, 2020), relating to the pre-Closing period, subject to MMLC’s compliance with all applicable regulatory requirements and covenants contained in debt agreements to which MMLC is party or subject.

The market value of the consideration to be received by MMLC stockholders will fluctuate with changes in the market price of GSBD Common Stock. We urge you to obtain current market quotations of GSBD Common Stock. GSBD Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol “GSBD.” The following table shows the closing sales price of GSBD Common Stock, as reported on the NYSE on June 10, 2020, the last trading day before the execution of the Merger Agreement.

GSBD Common Stock
Closing Sales Price at June 10, 2020	$17.11

Your vote is extremely important. The holders of at least a majority of MMLC’s outstanding shares must be present at the MMLC Special Meeting in order for each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal to be voted upon. The approval of the MMLC Merger Proposal requires the affirmative vote of the holders of (i) a majority of the outstanding shares of MMLC Common Stock and (ii) a majority of the outstanding shares of MMLC Common Stock held by the stockholders of MMLC, excluding GSAM and its affiliates (the “Unaffiliated MMLC Stockholders”). The approval of the MMLC Charter Amendment Proposal requires the affirmative vote of at least a majority of the outstanding shares of MMLC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

After careful consideration, the MMLC Board, upon recommendation of a committee of the MMLC Board comprised solely of the independent directors of MMLC (the “MMLC Special Committee”), unanimously recommends that MMLC stockholders vote “FOR” each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal. No other business is expected to be presented at the MMLC Special Meeting.

It is very important that your shares be represented at the MMLC Special Meeting. Even if you plan to attend the meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. Your vote and participation in the governance of MMLC are very important to us.

This joint proxy statement/prospectus concisely describes the MMLC Special Meeting, the Merger, the documents related to the Merger (including the Merger Agreement), the Amended and Restated GSBD Charter and other related matters that MMLC stockholders ought to know before voting on the MMLC Merger Proposal and the MMLC Charter Amendment Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 27, for a discussion of the risks relating to the Merger. MMLC files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. You may also obtain such information, free of charge, and make shareholder inquiries by contacting MMLC at 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: AI Shareholder Services, or by calling collect at (312) 655-4702. The SEC also maintains a website at http://www.sec.gov that contains such information.

Sincerely yours,
Brendan McGovern
Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of GSBD Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated August 4, 2020 and it is first being mailed or otherwise delivered to MMLC stockholders on or about August 11, 2020.

Goldman Sachs BDC, Inc. 200 West Street New York, NY 10282 (212) 902-0300	Goldman Sachs Middle Market Lending Corp. 200 West Street New York, NY 10282 (212) 902-0300

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

200 West Street

New York, NY 10282

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 2, 2020

Notice is hereby given to the owners of shares of common stock of Goldman Sachs Middle Market Lending Corp. (“MMLC”) that:

A Special Meeting of Stockholders (the “MMLC Special Meeting”) of MMLC will be held at 30 Hudson Street, Jersey City, New Jersey 07302, on October 2, 2020 at 10:30 a.m., Eastern Time, for the following purposes:

(i)

adopting the Amended and Restated Agreement and Plan of Merger dated as of June 11, 2020 (the “Merger Agreement”) by and among Goldman Sachs BDC, Inc., a Delaware corporation (“GSBD”), MMLC, Evergreen Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of GSBD (“Merger Sub”), and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (“GSAM”), pursuant to which Merger Sub will merge with and into MMLC, with MMLC as the surviving company (the “First Merger”), followed immediately by the merger of MMLC with and into GSBD, with GSBD surviving the second merger (the “Second Merger” and, together with the First Merger, the “Merger”) (such proposal is referred to herein as the “MMLC Merger Proposal”), which proposal is contingent upon approval of the proposal listed below; and

(ii)

approving an amended and restated certificate of incorporation of GSBD (“Amended and Restated GSBD Charter”) to restrict stockholders that acquire shares of GSBD Common Stock (as defined below) pursuant to the Merger from transferring such shares for certain periods of time (such proposal is referred to herein as the “MMLC Charter Amendment Proposal”), which proposal is contingent upon approval of the MMLC Merger Proposal.

Closing of the Merger is contingent upon (a) MMLC stockholder approval of each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal, (b) GSBD stockholder approval of each of the Merger Agreement, the Amended and Restated GSBD Charter and the issuance of shares of GSBD Common Stock (as defined below) in connection with the Merger and (c) certain other closing conditions. If the Merger does not close, then the Amended and Restated GSBD Charter will not go into effect, even if approved by the MMLC stockholders.

Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of shares of MMLC common stock, par value $0.001 per share (“MMLC Common Stock”), issued and outstanding immediately prior to the effective time of the First Merger (other than GSBD or any of its consolidated subsidiaries) will have the right to receive, for each share of MMLC Common Stock, that number of shares of GSBD common stock, par value $0.001 per share (“GSBD Common Stock”), with a net asset value (“NAV”) equal to the NAV per share of MMLC Common Stock (such number of shares of GSBD Common Stock, the “Exchange Ratio”), in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger (the “Determination Date”), provided, that the Exchange Ratio shall be subject to adjustment if, between the Determination Date and the effective time of the First Merger, the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement.

THE MMLC BOARD OF DIRECTORS (THE “MMLC BOARD”), UPON RECOMMENDATION OF A COMMITTEE OF THE MMLC BOARD COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF MMLC (THE “MMLC SPECIAL COMMITTEE”), UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MMLC MERGER PROPOSAL AND THE MMLC CHARTER AMENDMENT PROPOSAL.

Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the MMLC Special Meeting if you were a MMLC stockholder of record at the close of business on August 3, 2020. Whether or not you expect to be present in person at the MMLC Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the Internet or telephone. Instructions are shown on the proxy card.

Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the MMLC Special Meeting, the MMLC Special Meeting may be adjourned in order to permit further solicitation of proxies by MMLC.

The Merger and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Merger Agreement as Annex A.

The MMLC Charter Amendment Proposal is described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Amended and Restated GSBD Charter as Annex B.

MMLC currently intends to hold the MMLC Special Meeting in person. However, MMLC is actively monitoring developments in connection with the coronavirus (COVID-19) pandemic and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the MMLC Special Meeting in person, MMLC will announce alternative arrangements for the meeting as promptly as possible, which may include holding the MMLC Special Meeting solely as a virtual meeting by means of a live webcast. If the MMLC Special Meeting will be held solely through a virtual meeting format, MMLC will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which MMLC’s proxy materials are available at www.proxyvote.com, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which MMLC’s proxy materials are available at www.proxyvote.com for updated information. MMLC encourages you to vote your shares at the MMLC Special Meeting.

By Order of the Board of Directors,
Caroline Kraus
Secretary

August 4, 2020

This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the MMLC Board. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the MMLC Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the MMLC Special Meeting and voting in person

Important notice regarding the availability of proxy materials for the MMLC Special Meeting, MMLC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by GSBD (File No. 333-235856), constitutes a prospectus of GSBD under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of GSBD Common Stock to be issued to MMLC stockholders as required by the Merger Agreement.

This document also constitutes joint proxy statements of GSBD and MMLC under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the GSBD Special Meeting, at which GSBD stockholders will be asked to vote upon the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal; and (2) the MMLC Special Meeting, at which MMLC stockholders will be asked to vote on the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

You should rely only on the information contained in this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated August 4, 2020. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to GSBD stockholders or MMLC stockholders nor the issuance of GSBD Common Stock in connection with the Merger will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding GSBD has been provided by GSBD and information contained in this joint proxy statement/prospectus regarding MMLC has been provided by MMLC.

When used in this document, unless otherwise indicated in this document or the context otherwise requires:

•	“Administrator” refers to State Street Bank and Trust Company, a Massachusetts trust company, and the administrator of GSBD and MMLC;

•	“Amended and Restated GSBD Charter” refers to the certificate of incorporation of GSBD, as amended in connection with the GSBD Charter Amendment Proposal;

•	“BofA Securities” refers to BofA Securities, Inc., together with its predecessor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, the financial advisor to the GSBD Special Committee;

•	“Determination Date” refers to an agreed upon date no more than 48 hours (excluding Sundays and holidays) prior to the Effective Time;

•	“Effective Time” refers to the effective time of the First Merger;

•	“First Merger” refers to the merger of Merger Sub with and into MMLC, with MMLC as the surviving company;

•	“GSAM” or “Investment Adviser” refers to Goldman Sachs Asset Management, L.P., the investment adviser to GSBD and MMLC;

•	“GSBD” refers to Goldman Sachs BDC, Inc. and, where applicable, its consolidated subsidiaries;

•	“GSBD Administration Agreement” refers to the administration agreement by and between GSBD and the Administrator;

•	“GSBD Board” refers to the board of directors of GSBD;

•	“GSBD Independent Directors” refers to the Independent Directors of the GSBD Board in their capacity as such;

•	“GSBD Investment Management Agreement” refers to the Second Amended and Restated Investment Management Agreement, dated June 15, 2018, by and between GSBD and GSAM;

•	“GSBD Proposals” means, collectively, the proposals to be voted on at the GSBD Special Meeting;

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“GSBD Requisite Vote” means, collectively, (i) the affirmative vote of a majority of the outstanding shares of GSBD Common Stock to adopt the Merger Agreement, (ii) the affirmative vote of a majority of the outstanding shares of GSBD Common Stock held by the Unaffiliated GSBD Stockholders to adopt the Merger Agreement, (iii) the affirmative vote of a majority of the outstanding shares of GSBD Common Stock to approve the GSBD Charter Amendment Proposal (in the case of each of clauses (i), (ii) and (iii), at a duly called and held meeting of the GSBD stockholders at which a quorum is present) and (iv) the affirmative vote of a majority of the votes cast by the holders of outstanding shares of GSBD Common Stock at a duly called and held meeting at which a quorum is present to approve the Merger Stock Issuance Proposal;

•	“GSBD Special Committee” refers to the committee of the GSBD Board comprised solely of GSBD Independent Directors;

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“Independent Director” means, with respect to the GSBD Independent and MMLC Independent Directors, each director who is not an “interested person” of GSBD or MMLC, as applicable, as defined in the Investment Company Act of 1940;

•	“Initial Merger Agreement” refers to the Agreement and Plan of Merger dated as of December 9, 2019, by and among GSBD, MMLC, Merger Sub and GSAM, prior to any amendment thereof;

•	“Merger” means, together, the First Merger and the Second Merger;

•

“Merger Agreement” or “A&R Merger Agreement” refers to the Amended and Restated Agreement and Plan of Merger, dated as of June 11, 2020, by and among GSBD, MMLC, Merger Sub and GSAM, which amended and restated the Initial Merger Agreement in its entirety;

•	“Merger Sub” refers to Evergreen Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of GSBD;

•	“MMLC” refers to Goldman Sachs Middle Market Lending Corp. and, where applicable, its consolidated subsidiaries;

•	“MMLC Administration Agreement” refers to the Administration Agreement by and between MMLC and the Administrator;

•	“MMLC Board” refers to the board of directors of MMLC;

•

“MMLC Distribution” refers to the distribution of $75 million, or $1.39 per share (based on MMLC’s outstanding share count as of March 31, 2020), to MMLC stockholders relating to the pre-closing period that the MMLC Board will declare prior to the Closing, subject to MMLC’s compliance with all applicable regulatory requirements and covenants contained in debt agreements to which MMLC is party or subject.

•	“MMLC Independent Directors” refers to the Independent Directors of the MMLC Board in their capacity as such;

•	“MMLC Investment Management Agreement” refers to the Investment Management Agreement, dated as of January 13, 2017, by and between MMLC and GSAM;

•	“MMLC Proposals” means, collectively, the proposals to be voted on at the MMLC Special Meeting.

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“MMLC Requisite Vote” means, collectively, (i) the affirmative vote of a majority of the outstanding shares of MMLC Common Stock to adopt the Merger Agreement, (ii) the affirmative vote of a majority of the outstanding shares of MMLC Common Stock held by the Unaffiliated MMLC Stockholders to adopt the Merger Agreement and (iii) the affirmative vote of a majority of the outstanding shares of MMLC Common Stock to approve the Amended and Restated GSBD Charter, in each case at a duly called and held meeting of the MMLC stockholders;

•	“MMLC Special Committee” refers to the committee of MMLC Board comprised solely of MMLC Independent Directors;

•	“Morgan Stanley” refers to Morgan Stanley & Co. LLC, the financial advisor to the MMLC Special Committee;

•	“NAV” refers to net asset value;

•	“Second Merger” refers to the merger of MMLC (as the surviving company of the First Merger) with and into GSBD, with GSBD as the surviving company;

•	“Unaffiliated GSBD Stockholders” refers to all of the stockholders of GSBD, excluding GSAM and its affiliates; and

•	“Unaffiliated MMLC Stockholders” refers to all of the stockholders of MMLC, excluding GSAM and its affiliates.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Merger) and the voting procedures for each of the GSBD Special Meeting and the MMLC Special Meeting.

Questions and Answers about the Special Meetings

Q:	Why am I receiving these materials?

A:

GSBD is furnishing these materials in connection with the solicitation of proxies by GSBD’s board of directors (the “GSBD Board”) for use at the special meeting of GSBD stockholders to be held at 10:30 a.m., Eastern Time, on October 2, 2020 at 30 Hudson Street, Jersey City, New Jersey 07302, and any adjournments or postponements thereof (the “GSBD Special Meeting”).

MMLC is furnishing these materials in connection with the solicitation of proxies by MMLC’s board of directors (the “MMLC Board”) for use at the special meeting of MMLC stockholders to be held at 10:30 a.m., Eastern Time, on October 2, 2020 at 30 Hudson Street, Jersey City, New Jersey 07302, and any adjournments or postponements thereof (the “MMLC Special Meeting”).

This joint proxy statement/prospectus and the accompanying materials are being mailed on or about August 11, 2020 to stockholders of record of GSBD and MMLC described below and are available at www.proxyvote.com.

Q:	What items will be considered and voted on at the GSBD Special Meeting?

A:

At the GSBD Special Meeting, GSBD stockholders will be asked to (i) adopt the Merger Agreement (such proposal, the “GSBD Merger Proposal”) which proposal is contingent upon the approval of each of the proposals listed below, (ii) approve an amended and restated certificate of incorporation of GSBD (the “Amended and Restated GSBD Charter”) to restrict stockholders that acquire shares of GSBD Common Stock (as defined below) pursuant to the Merger from transferring such shares for certain periods of time (such proposal, the “GSBD Charter Amendment Proposal”), which proposal is contingent upon approval of the GSBD Merger Proposal and the proposal listed below and (iii) approve the issuance of shares of GSBD common stock, $0.001 par value per share (“GSBD Common Stock”) pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”), which proposal is contingent upon the approval of the GSBD Merger Proposal and the GSBD Charter Amendment Proposal.

Q:	What items will be considered and voted on at the MMLC Special Meeting?

A:

At the MMLC Special Meeting, MMLC stockholders will be asked to (i) adopt the Merger Agreement (such proposal, the “MMLC Merger Proposal”), which proposal is contingent upon approval of the proposal listed below and (ii) approve the Amended and Restated GSBD Charter (such proposal, the “MMLC Charter Amendment Proposal”), which proposal is contingent upon approval of the MMLC Merger Proposal.

Q:	How does the GSBD Board recommend voting on the proposals at the GSBD Special Meeting?

A:

The GSBD Board, upon recommendation of the GSBD Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, the Amended and Restated GSBD Charter and the proposed issuance of GSBD Common Stock in connection with the Merger, and directed that such matters be submitted to the stockholders of GSBD for approval at the GSBD Special Meeting. The

GSBD Board, upon recommendation of the GSBD Special Committee, unanimously recommends that GSBD stockholders vote “FOR” each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal.

Q:	How does the MMLC Board recommend voting on the proposals at the MMLC Special Meeting?

A:

The MMLC Board, upon recommendation of the MMLC Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and the Amended and Restated GSBD Charter, and directed that such matters be submitted to the stockholders of MMLC for approval at the MMLC Special Meeting. The MMLC Board, upon recommendation of the MMLC Special Committee, unanimously recommends that MMLC stockholders vote “FOR” each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

Q:	If I am a GSBD stockholder, what is the “Record Date” and what does it mean?

A:

The record date for the GSBD Special Meeting is August 3, 2020 (the “GSBD Record Date”). The GSBD Record Date is established by the GSBD Board, and only holders of record of shares of GSBD Common Stock at the close of business on the GSBD Record Date are entitled to receive notice of the GSBD Special Meeting and vote at the GSBD Special Meeting. As of the GSBD Record Date, there were 40,448,044 shares of GSBD Common Stock outstanding.

Q:	If I am a MMLC stockholder, what is the “Record Date” and what does it mean?

A:

The record date for the MMLC Special Meeting is August 3, 2020 (the “MMLC Record Date”). The MMLC Record Date is established by the MMLC Board, and only holders of record of shares of MMLC common stock, par value $0.001 per share (“MMLC Common Stock”) at the close of business on the MMLC Record Date are entitled to receive notice of the MMLC Special Meeting and vote at the MMLC Special Meeting. As of the MMLC Record Date, there were 53,844,946.589 shares of MMLC Common Stock outstanding.

Q:	If I am a GSBD stockholder, how many votes do I have?

A:	Each share of GSBD Common Stock held by a holder of record as of the GSBD Record Date has one vote on each matter considered at the GSBD Special Meeting.

Q:	If I am a MMLC stockholder, how many votes do I have?

A:	Each share of MMLC Common Stock held by a holder of record as of the MMLC Record Date has one vote on each matter considered at the MMLC Special Meeting.

Q:	If I am a GSBD stockholder, how do I vote?

A:

A GSBD stockholder may vote in person at the GSBD Special Meeting or by proxy in accordance with the instructions provided below. A GSBD stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

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By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-833-670-0593 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

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By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020.

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In person: You may vote in person at the GSBD Special Meeting by requesting a ballot when you arrive. If your shares of GSBD Common Stock are held through a broker and you attend the GSBD Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the GSBD Special Meeting.

Important notice regarding the availability of proxy materials for the GSBD Special Meeting. GSBD’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	If I am a MMLC stockholder, how do I vote?

A:

A MMLC stockholder may vote in person at the MMLC Special Meeting or by proxy in accordance with the instructions provided below. A MMLC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

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By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-833-670-0593 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

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By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020.

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In person: You may vote in person at the MMLC Special Meeting by requesting a ballot when you arrive. If your shares of MMLC Common Stock are held through a broker and you attend the MMLC Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the MMLC Special Meeting.

Important notice regarding the availability of proxy materials for the MMLC Special Meeting. MMLC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	What if a GSBD stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of GSBD Common Stock received prior to the GSBD Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of GSBD Common Stock will be voted “FOR” the GSBD Merger Proposal, “FOR” the GSBD Charter Amendment Proposal and “FOR” the Merger Stock Issuance Proposal.

Q:	What if a MMLC stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of MMLC Common Stock at the MMLC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of MMLC Common Stock will be voted “FOR” the MMLC Merger Proposal and “FOR” the MMLC Charter Amendment Proposal.

Q:	If I am a GSBD stockholder, how can I change my vote or revoke a proxy?

A:

You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020, by attending the GSBD Special Meeting and voting in person, or by a notice, provided in writing and signed by you, delivered to GSBD’s Secretary on any business day before the date of the GSBD Special Meeting.

Q:	If I am a MMLC stockholder, how can I change my vote or revoke a proxy?

A:

You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020, by attending the MMLC Special Meeting and voting in person, or by a notice, provided in writing and signed by you, delivered to MMLC’s Secretary on any business day before the date of the MMLC Special Meeting.

Q:	If my shares of GSBD Common Stock or MMLC Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:	No. If you do not provide your broker with instructions on how to vote your “street name” shares, your broker will not be permitted to vote them.

For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the GSBD or MMLC Special Meeting, as applicable, and vote your shares in person. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the GSBD or MMLC Special Meeting, as applicable, in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the GSBD or MMLC Special Meeting, as applicable.

Q:	What constitutes a “quorum” for the GSBD Special Meeting?

A:

The presence at the GSBD Special Meeting, in person or by proxy, of the holders of a majority of the shares of GSBD Common Stock outstanding on the GSBD Record Date will constitute a quorum. If a GSBD stockholder holds shares in a “street name” through a broker, bank or other nominee and does not provide voting instructions to such broker, bank or other nominee with respect to any of the proposals to be considered at the GSBD Special Meeting, such shares will not be treated as shares present for quorum purposes. If a beneficial owner provides voting instructions to its broker, bank or other nominee holding its shares of GSBD Common Stock on its behalf with respect to any of the proposals to be considered at the GSBD Special Meeting, the shares of GSBD Common Stock will be treated as present for quorum purposes.

If there does not appear to be enough votes for a quorum or to approve the proposals at the GSBD Special Meeting, the GSBD Special Meeting may be adjourned for such periods as the chairman of the GSBD Special Meeting or the holders of a majority of the shares of GSBD Common Stock, present in person or represented by proxy and entitled to vote thereat, will direct from time to time without notice other than announcement at the GSBD Special Meeting. Jonathan Lamm and Joseph McClain are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of any of the proposals to be considered at the GSBD Special Meeting have been received at the time of the GSBD Special Meeting, the applicable proposal or proposals will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.

Q:	What constitutes a “quorum” for the MMLC Special Meeting?

A:

The presence at the MMLC Special Meeting, in person or by proxy, of the holders of a majority of the shares of MMLC Common Stock outstanding on the MMLC Record Date will constitute a quorum. If a MMLC stockholder holds shares in a “street name” through a broker, bank or other nominee and does not provide voting instructions to such broker, bank or other nominee with respect to any of the proposals to be considered at the MMLC Special Meeting, such shares will not be treated as shares present for quorum purposes. If a beneficial owner provides voting instructions to its broker, bank or other nominee holding its shares of MMLC Common Stock on its behalf with respect to any of the proposals to be considered at the MMLC Special Meeting, the shares of MMLC Common Stock will be treated as present for quorum purposes.

If there does not appear to be enough votes for a quorum or to approve the proposals at the MMLC Special Meeting, the MMLC Special Meeting may be adjourned for such periods as the chairman of the MMLC Special Meeting or the holders of a majority of the shares of MMLC Common Stock, present in person or represented by proxy and entitled to vote thereat, will direct from time to time without notice other than announcement at the MMLC Special Meeting. Jonathan Lamm and Joseph McClain are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of any of the proposals to be considered at the MMLC Special Meeting have been received at the time of the MMLC Special Meeting, the applicable proposal or proposals will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.

Q:	What vote is required to approve each of the proposals at the GSBD Special Meeting?

A:

The affirmative vote of (i) a majority of the outstanding shares of GSBD Common Stock and (ii) a majority of the outstanding shares of GSBD Common Stock held by the Unaffiliated GSBD Stockholders are required to approve the GSBD Merger Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.

The affirmative vote of the holders of a majority of the outstanding shares of GSBD Common Stock entitled to vote at the GSBD Special Meeting is required for approval of the GSBD Charter Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.

The affirmative vote of the holders of a majority of the votes cast by the holders of outstanding shares of GSBD Common Stock at the GSBD Special Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Merger Stock Issuance Proposal (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. Each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal are non-routine matters for GSBD. As a result, if a GSBD stockholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to any of the GSBD Merger Proposal, the GSBD Charter

Amendment Proposal or the Merger Stock Issuance Proposal. As a result, abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of the GSBD Merger Proposal and the GSBD Charter Amendment Proposal.

Q:	What vote is required to approve each of the proposals being considered at the MMLC Special Meeting?

A:

The affirmative vote of (i) a majority of the outstanding shares of MMLC Common Stock and (ii) a majority of the outstanding shares of MMLC Common Stock held by the Unaffiliated MMLC Stockholders are required to approve the MMLC Merger Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.

The affirmative vote of the holders of a majority of the outstanding shares of MMLC Common Stock entitled to vote at the MMLC Special Meeting is required for approval of the MMLC Charter Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.

Q:	What will happen if all of the proposals being considered at the GSBD Special Meeting and the MMLC Special Meeting are not approved by the required vote?

A:

As discussed in more detail in this joint proxy statement/prospectus, the closing of the Merger (the “Closing”) is conditioned on, among other things, (i) approval of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal by GSBD stockholders at the GSBD Special Meeting, (ii) approval of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal by MMLC stockholders at the MMLC Special Meeting, and (iii) the receipt of any required regulatory and other approvals.

If any of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal or the Merger Stock Issuance Proposal is not approved by the GSBD stockholders, then the Merger will not close. If any of the MMLC Merger Proposal or the MMLC Charter Amendment Proposal is not approved by the MMLC stockholders, then the Merger will not close.

If the Merger does not close because either the GSBD stockholders or the MMLC stockholders do not approve the applicable proposals or any of the other conditions to the Closing is not satisfied or waived, each of GSBD and MMLC will continue to operate pursuant to the current agreements in place for each, and each of GSBD’s and MMLC’s respective directors and executive officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified, or their resignation.

Q:	How will the final voting results be announced?

A:

Preliminary voting results will be announced at each special meeting. Final voting results will be published by GSBD and MMLC in a current report on Form 8-K within four business days after the date of the GSBD Special Meeting and the MMLC Special Meeting, respectively.

Q:	Will GSBD and MMLC incur expenses in soliciting proxies?

A:

GSBD and MMLC will equally bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. GSBD and MMLC intend to use the services of Broadridge Investor Communication Services Inc. (“Broadridge”) to aid in the distribution and collection of proxies for an estimated fee of approximately $320,000. No additional compensation will be paid to directors, officers or regular employees for such services.

For more information regarding expenses related to the Merger, see “Questions and Answers about the Merger—Who is responsible for paying the expenses relating to completing the Merger?”

Q:	What does it mean if I receive more than one proxy card?

A:

Some of your shares of GSBD Common Stock or MMLC Common Stock, as applicable, may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:	Are the proxy materials available electronically?

A:

In accordance with regulations promulgated by the SEC, GSBD and MMLC have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Special Meeting of Stockholders and the applicable proxy card available to stockholders of GSBD and MMLC on the Internet. Stockholders may (i) access and review the proxy materials of GSBD and MMLC, as applicable, (ii) authorize their proxies, as described in “The GSBD Special Meeting—Voting of Proxies” and “The MMLC Special Meeting—Voting of Proxies,” and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), each Notice of Special Meeting of Stockholders and each proxy card are available at www.proxyvote.com.

Q:	Will my vote make a difference?

A:

Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:	If you are a GSBD stockholder or a MMLC stockholder, you can contact Goldman Sachs Shareholder Services at the below contact information with any additional questions:

Goldman Sachs Shareholder Services

71 S Wacker Drive, Suite 500

Chicago, Illinois 60606

(312) 655-4702

Attention: AI Shareholder Services

Q:	Where can I find more information about GSBD and MMLC?

A:	You can find more information about GSBD and MMLC in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

We urge you to read carefully this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Merger

Q:	What will happen in the Merger?

A:

MMLC will be the surviving company of the First Merger and will continue its existence as a corporation under the laws of the State of Delaware until the Second Merger. As of the effective time of the First Merger (the “Effective Time”), the separate corporate existence of Merger Sub will cease. Immediately after the Effective Time, pursuant to the Second Merger, MMLC (as the surviving company of the First Merger) will merge with and into GSBD, with GSBD as the surviving entity.

Q:	Why did GSBD, MMLC, Merger Sub and GSAM enter into the Amended and Restated Merger Agreement?

A:

In order to comply with provisions of the Investment Company Act of 1940 which require that a merger of affiliated BDCs not result in dilution to either party, the Initial Merger Agreement contained a closing condition whose satisfaction was dependent on the trading price of GSBD’s common stock. Heightened volatility in the current market precipitated by the COVID-19 pandemic created uncertainty as to whether this condition could be met. As a result, on June 11, 2020, GSBD and MMLC entered into the Merger Agreement to, among other things, change the consideration to be paid to MMLC stockholders (other than GSBD or any of its consolidated subsidiaries) from 0.9939 shares of GSBD Common Stock for each share of MMLC Common Stock under the Initial Merger Agreement to NAV for NAV (i.e., a number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock, each determined no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the Initial Merger) (the “Exchange Ratio”).

Q:	What will MMLC stockholders receive in the Merger?

A:

Each MMLC stockholder (other than GSBD or any of its consolidated subsidiaries) will be entitled to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger (the “Merger Consideration”). The Exchange Ratio will be subject to adjustment solely to the extent described below.

Q:	Is the Exchange Ratio subject to any adjustment?

A:

Yes. The Exchange Ratio will be adjusted only if, between the Determination Date and the Effective Time, the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement. Because the Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the Closing, the time period during which such an adjustment could occur will be relatively short.

Q:	Who is responsible for paying the expenses relating to completing the Merger?

A:

GSBD and MMLC will equally bear the costs and expenses of preparing, printing and mailing this joint proxy statement/prospectus, including all expenses related to the services of Broadridge, all filing and other fees paid to the SEC in connection with the Merger and all filings and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Solely in the event that the Merger is consummated, GSAM will reimburse each of GSBD and MMLC, in each case in an amount of up to $4 million, for all fees and expenses incurred and payable by MMLC or on its behalf, on the one hand, or GSBD or on its behalf, on the other hand, in connection with or related to the Merger, the Merger Agreement and the related transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to MMLC or the MMLC Special Committee, on the one hand, or GSBD or the GSBD Special Committee, on the other hand). See “Description of the Merger Agreement—Fees and Expenses.” Before giving effect to the reimbursement, it is anticipated that GSBD will bear expenses of approximately $5.9 million in connection with the Merger ($1.5 million of which had been capitalized by GSBD as of March 31, 2020) and MMLC will bear expenses of approximately $5.8 million in connection with the Merger ($2.0 million of which had been expensed by MMLC as of March 31, 2020).

Q:	Will I receive dividends after the Merger?

A:

Subject to applicable legal restrictions and the sole discretion of the GSBD Board, GSBD intends to declare and pay regular cash distributions to its stockholders on a quarterly basis. The GSBD Board has approved special distributions of $0.15 per share in total, and payable in three equal quarterly installments currently expected to begin in the first quarter of 2021, subject to the timing of the Closing. For a history of the dividend declarations and distributions paid by GSBD since January 1, 2017, see “Market Price, Dividend and Distribution Information—GSBD.” The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the GSBD Board and depend on GSBD’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “Goldman Sachs BDC, Inc. Dividend Reinvestment Plan” for additional information regarding GSBD’s dividend reinvestment plan.

Prior to Closing, the MMLC Board will declare a distribution of $75 million, or $1.39 per share (based on MMLC’s outstanding share count as of March 31, 2020), to MMLC stockholders relating to the pre-closing period, subject to MMLC’s compliance with all applicable regulatory requirements and covenants contained in debt agreements to which MMLC is party or subject (the “MMLC Distribution”). To the extent MMLC’s previously undistributed “investment company taxable income” is in excess of the MMLC Distribution, an additional tax distribution may be required in order for MMLC to satisfy the distribution requirements imposed on MMLC as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the MMLC Distribution may represent a return of capital. For more information, please see “Market Price, Dividend and Distribution Information—MMLC.”

Following the Effective Time, the record holders of shares of MMLC Common Stock will be entitled to receive dividends or other distributions declared by the GSBD Board with a record date after the Effective Time theretofore payable with respect to the whole shares of GSBD Common Stock represented by such shares of MMLC Common Stock. For a history of the dividend declarations and distributions paid by MMLC since January 1, 2017, see “Market Price, Dividend and Distribution Information—MMLC.”

Q:	Is the Merger subject to any third party consents?

A:

Under the Merger Agreement, GSBD and MMLC have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions (including the Merger) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. As of the date of this joint proxy statement/prospectus, GSBD and MMLC believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third party consents (including consent under the HSR Act) other than stockholder approval. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

GSBD and MMLC have further agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary for (i) GSBD to maintain (or expand) its existing credit facility (the “GSBD Credit Facility”) to permit GSBD to pay off in full the existing MMLC credit facility (the “MMLC Credit Facility”), and (ii) the Existing MMLC Credit Facility to be repaid in full at the Closing.

Q:	How does GSBD’s investment objective and strategy differ from MMLC’s?

A:

The investment objective and strategies of GSBD and MMLC are substantially similar. The investment objective of each of GSBD and MMLC is to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, and last-out portions of such loans; second lien debt; unsecured debt, including mezzanine debt; and select equity investments. MMLC has an internal policy pursuant to which it expects to invest, under normal circumstances, at least 80% of MMLC’s net assets (plus any borrowings for investment purposes), directly or indirectly in middle-market corporate credit obligations and related instruments, including other income-producing assets. GSBD does not have such an 80% policy. Further, MMLC uses the term “middle market” to refer to companies with between $5 million and $125 million of annual earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) excluding certain one-time, and non-recurring items that are outside the operations of these companies, whereas GSBD uses “middle market” to refer to companies with between $5 million and $200 million of annual EBITDA excluding certain one-time, and non-recurring items that are outside the operations of these companies. The aforementioned distinctions have not, in practice, resulted in differences in investment activity.

As a result of these commonalities, GSAM does not anticipate any portfolio repositioning in connection with the Merger.

Q:	How do the distribution procedures, purchase procedures, redemption procedures and exchange rights of GSBD differ from those of MMLC?

A:

GSBD and MMLC have substantially similar distribution and purchase procedures. Neither GSBD nor MMLC offers exchange rights with respect to its common stock, and neither GSBD nor MMLC has the right to redeem its common stock. GSBD previously maintained a 10b5-1 plan (the “GSBD 10b5-1 Plan”), which provided for GSBD to repurchase up to $25.0 million of shares of GSBD Common Stock if the stock trades below the most recently announced NAV per share, subject to limitations. The GSBD 10b5-1 Plan was temporarily suspended on December 9, 2019 and expired on March 18, 2020. Shares of GSBD Common Stock trade on the New York Stock Exchange (“NYSE”) under the symbol “GSBD.” Shares of MMLC Common Stock are not listed on a national stock exchange. From time to time, GSBD may offer shares of its securities in public offerings registered under the Securities Act, and each of GSBD and MMLC may offer its respective securities in private placements in reliance on an exemption from the registration requirements of the Securities Act. GSBD has adopted an “opt out” dividend reinvestment plan, which provides for the reinvestment of GSBD’s distributions on behalf of its stockholders unless a stockholder elects to receive such distributions in cash. GSBD anticipates that the combined company will maintain the distribution and purchase procedures of GSBD following the Closing.

Q:	How will the combined company be managed following the Merger?

A:

The directors of GSBD immediately prior to the First Merger will remain the directors of GSBD and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Notwithstanding the foregoing, upon the consummation of the Merger, (i) the GSBD Board will expand the size of the GSBD Board to eight (8) directors and will appoint the MMLC Independent Directors as of December 9, 2019 who are also members of the MMLC Board as of the date of the Closing (the

“Closing Date”) to the GSBD Board (the “MMLC Designated Directors”), and (ii) the MMLC Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GSBD Board. In addition, the GSBD Board will appoint the chairman of the Audit Committee of MMLC (the “MMLC Audit Committee”) as of the Closing Date to serve as the chairman of the Audit Committee of GSBD (the “GSBD Audit Committee”), effective as of the Closing Date. The officers of GSBD immediately prior to the Merger will remain the officers of GSBD and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Merger, GSAM will continue to be the investment adviser of GSBD and the GSBD Investment Management Agreement will remain in effect.

Q:	How will the composition of the GSBD Board change following the Merger?

A:

As stated above, following the Merger, the directors of GSBD immediately prior to the First Merger will remain the directors of GSBD and the GSBD Board will expand the size of the GSBD Board to eight (8) directors in order to appoint the MMLC Designated Directors. The MMLC Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GSBD Board.

In addition, the GSBD Board will appoint the chairman of the MMLC Audit Committee as of the Closing Date to serve as the chairman of the GSBD Audit Committee, effective as of the Closing Date.

Q:	Are GSBD stockholders able to exercise appraisal rights?

A:

No. GSBD stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the GSBD Special Meeting. Any GSBD stockholder may abstain from voting or vote against any of such matters.

Q:	Are MMLC stockholders able to exercise appraisal rights?

A:

No. MMLC stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the MMLC Special Meeting. Any MMLC stockholder may abstain from voting or vote against any of such matters.

Q:	When do you expect to complete the Merger?

A:

While there can be no assurance as to the exact timing, or that the Merger will be completed at all, GSBD and MMLC are working to complete the Merger in the fourth quarter of calendar year 2020. It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the GSBD Special Meeting and the MMLC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.

Q:	Is the Merger expected to be taxable to GSBD stockholders?

A:	No. The Merger is not expected to be a taxable event for GSBD stockholders.

Q:	Is the Merger expected to be taxable to MMLC stockholders?

A:

No. The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and it is a condition to GSBD’s and MMLC’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. MMLC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of MMLC Common Stock for shares of GSBD Common Stock pursuant to the Merger, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of GSBD Common Stock. MMLC stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Merger” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to a MMLC stockholder will depend on the particular tax situation of such stockholder. MMLC stockholders should consult with their own tax advisors to determine the tax consequences of the Merger to them.

Q:	What happens if the Merger is not consummated?

A:

If the GSBD Requisite Vote or the MMLC Requisite Vote, as applicable, is not obtained with respect to the Merger Agreement, the Amended and Restated GSBD Charter or the issuance of shares of GSBD, or if the Merger is not completed for any other reason, MMLC stockholders will not receive any consideration for their shares of MMLC Common Stock in connection with the Merger. Instead, MMLC will remain an independent company. See “Description of the Merger Agreement—Termination of the Merger Agreement.”

Q:	Did the GSBD Special Committee receive an opinion from the financial advisor to the GSBD Special Committee regarding the Exchange Ratio?

A:	Yes. For more information, see the section entitled “The Merger—Opinion of the Financial Advisor to the GSBD Special Committee.”

Q:	Did the MMLC Special Committee receive an opinion from the financial advisor to the MMLC Special Committee regarding the Exchange Ratio?

A:	Yes. For more information, see the section entitled “The Merger—Opinion of the Financial Advisor to the MMLC Special Committee.”

Questions and Answers about the Amended and Restated GSBD Charter

Q:	What are the terms of the Amended and Restated GSBD Charter?

A:

If approved, the Amended and Restated GSBD Charter would provide that following the Closing, without the prior consent of the GSBD Board, MMLC stockholders who acquire shares of GSBD Common Stock in the Merger (each, an “Affected Stockholder”) would not be able to transfer or sell:

•

any shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 90 days following the date of filing of the Amended and Restated GSBD Charter (the “Filing Date”), which is expected to be filed on the Closing Date;

•	two-thirds of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

Following approval of the Amended and Restated GSBD Charter, any purported transfer by an Affected Stockholder in violation of these transfer restrictions under the Amended and Restated GSBD Charter (the “Transfer Restrictions”) would have no force or effect.

Q:	Are GSBD stockholders (other than the Affected Stockholders following the Closing) subject to the Transfer Restrictions?

A:

No, the Transfer Restrictions only apply to the Affected Stockholders (and only to such shares of GSBD Common Stock acquired by the Affected Stockholders in the Merger), and do not apply to shares of GSBD Common Stock acquired by any other stockholder, whether prior to or following the Closing.

SUMMARY OF THE MERGER

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Merger. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Merger. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 27.

The Parties to the Merger

Goldman Sachs BDC, Inc.

200 West Street

New York, NY 10282

(212) 902-0300

GSBD is a specialty finance company focused on lending to middle-market companies. GSBD is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). GSBD is a Delaware corporation and shares of GSBD Common Stock are currently listed on the NYSE under the symbol “GSBD.” In addition, GSBD has elected to be treated, and expects to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Code, commencing with its taxable year ended December 31, 2013. From GSBD’s formation in 2012 through March 31, 2020, GSBD has originated more than $3.77 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. GSBD seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold. In exchange for the greater risk of loss, the “last-out” portion generally earns a higher interest rate than the “first-out” portion. GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. GSBD may make multiple investments in the same portfolio company.

GSBD invests primarily in U.S. middle-market companies, which GSBD believes are underserved by traditional providers of capital such as banks and public debt markets. In describing GSBD’s business, GSBD generally uses the term “middle-market companies” to refer to companies with between $5 million and $200 million of annual earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) excluding certain one-time, and non-recurring items that are outside the operations of these companies. However, GSBD may from time to time invest in larger or smaller companies. GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD generates income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to GSBD, unless, to the extent required by applicable law or exemptive relief therefrom, GSBD only receives its allocable portion of such fees when invested in the same portfolio company as another client account managed by GSAM (such accounts, including MMLC, Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”) and Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II” and, together with GSBD, MMLC and GS PMMC, the “GS BDCs”), are referred to collectively as the “Accounts”). The companies in which GSBD invests use GSBD’s capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

Goldman Sachs Middle Market Lending Corp.

200 West Street

New York, NY 10282

(212) 902-0300

MMLC is a specialty finance company focused on lending to middle-market companies. MMLC is a Delaware corporation and a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, MMLC has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending December 31, 2017. From MMLC’s commencement of operations on January 11, 2017 through March 31, 2020, MMLC has originated $2.32 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. MMLC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, MMLC may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that MMLC would continue to hold. In exchange for the greater risk of loss, the “last out” portion generally earns a higher interest rate than the “first-out” portion. MMLC uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. MMLC may make multiple investments in the same portfolio company.

MMLC invests primarily in U.S. middle-market companies, which MMLC believes are underserved by traditional providers of capital such as banks and the public debt markets. In describing MMLC’s business, MMLC generally uses the term “middle-market companies” to refer to companies with EBITDA of between $5 million and $125 million annually, excluding certain one-time and non-recurring items that are outside the operations of these companies. However, MMLC may from time to time invest in larger or smaller companies. MMLC generates revenues primarily through receipt of interest income from the investments MMLC holds. In addition, MMLC may generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to MMLC, unless, to the extent required by applicable law or exemptive relief therefrom, MMLC only receives its allocable portion of such fees when invested in the same portfolio company as another Account. The companies in which MMLC invests use MMLC’s capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

Evergreen Merger Sub, Inc.

200 West Street

New York, NY 10282

(212) 902-0300

Merger Sub is a Delaware corporation and a newly formed wholly owned subsidiary of GSBD. Merger Sub was formed in connection with and for the sole purpose of the Merger.

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

(212) 902-5400

GSAM serves as GSBD’s and MMLC’s investment adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of the GSBD Board, which is comprised of a majority of Independent Directors (including an independent Chair), GSAM manages GSBD’s day-to-day operations and provides GSBD with investment advisory and management services and certain administrative services. Subject to the supervision of the MMLC Board, which is comprised of a majority of Independent Directors (including an independent Chair), GSAM manages MMLC’s day-to-day operations and provides MMLC with investment advisory and management services and certain administrative services.

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. (“Group Inc.”) and an affiliate of Goldman Sachs & Co. LLC (“GS & Co.”). Founded in 1869, Group, Inc. is a publicly-held financial holding company (“FHC”) and a leading global investment banking, securities and investment management firm. As of March 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.7 trillion.

Merger Structure

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into MMLC in accordance with the Delaware General Corporation Law (the “DGCL”). MMLC will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, MMLC (as the surviving company in the First Merger) will merge with and into GSBD in accordance with the DGCL, with GSBD as the surviving entity in the Second Merger.

The following diagram illustrates the First Merger, the Second Merger and the ownership structure of GSBD immediately following the Merger:

CURRENT STRUCTURE

GSBD Stockholders
MMLC Stockholders
GSBD
MMLC
100%
Merger Sub

FIRST MERGER:

GSBD Stockholders
Merger Consideration*
MMLC Stockholders
*Each share of MMLC Common Stock (other than those held by GSBD or any of its consolidated subsidiaries) will be converted into the right to receive that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock as of the Determination Date.
Each share of Merger Sub stock will be converted into MMLC Common Stock so MMLC becomes wholly owned by GSBD
GSBD
MMLC
100%
Merger Sub
Merger Sub merges with and into MMLC, with MMLC surviving

SECOND MERGER

GSBD Stockholders
Prior MMLC Stockholders
GSBD
100%
MMLC
MMLC merges with and into GSBD, with GSBD surviving and the shares of MMLC cancelled

POST-MERGER

GSBD Stockholders
Prior MMLC Stockholders
GSBD

Based on the number of shares of GSBD Common Stock and MMLC Common Stock issued and outstanding as of March 31, 2020, at the Closing Date, GSBD stockholders would own approximately 41.3% of the outstanding GSBD Common Stock and former MMLC stockholders will own approximately 58.7% of the outstanding GSBD Common Stock. Following the Merger, GSBD will continue its operations as conducted before the Merger with GSAM acting as its investment adviser pursuant to the GSBD Investment Management Agreement.

The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. GSBD and MMLC encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Merger.

Merger Consideration

If the Merger is consummated, each MMLC stockholder (other than GSBD and its consolidated subsidiaries) will be entitled to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock (such number of shares of GSBD Common Stock, the “Exchange Ratio”), in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger (the “Merger Consideration”), subject to adjustment only if, between the Determination Date and the Effective Time, the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement. Closing of the Merger (the “Closing”) is contingent upon (a) GSBD stockholder approval of each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal (b) MMLC stockholder approval of each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal and (c) certain other closing conditions. Holders of MMLC Common Stock will receive cash in lieu of fractional shares.

After the Determination Date and until the Merger is completed, the market value of the shares of GSBD Common Stock to be issued in the Merger will continue to fluctuate but the number of shares to be issued to MMLC stockholders will remain fixed.

Market Price of Securities

Shares of GSBD Common Stock trade on NYSE under the symbol “GSBD.” Shares of MMLC Common Stock are not listed on a national stock exchange.

The following table presents the closing sales prices as of the last trading day before the execution of the Merger Agreement and the most recent quarter end, and the most recently determined NAV per share of GSBD Common Stock and the most recently determined NAV per share of MMLC Common Stock.

	GSBD Common Stock	MMLC Common Stock
NAV per Share at March 31, 2020	$14.72	$17.08
Closing Sales Price at March 31, 2020	$12.33	N/A
Closing Sales Price at June 10, 2020	$17.11	N/A

Risks Relating to the Merger

The Merger and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. GSBD and MMLC stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meetings.

•	Because the market price of GSBD Common Stock will fluctuate, MMLC stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.

•	Sales of shares of GSBD Common Stock after the completion of the Merger may cause the market price of GSBD Common Stock to decline.

•

MMLC stockholders and GSBD stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger. See also “Control Persons and Principal Stockholders of Goldman Sachs BDC, Inc.” and “Control Persons and Principal Stockholders of Goldman Sachs Middle Market Lending Corp.”

•	GSBD may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of GSBD, MMLC or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

•

The opinions delivered to the GSBD Special Committee and the MMLC Special Committee from their respective financial advisors will not reflect changes in circumstances between signing the Merger Agreement and completion of the Merger.

•	If the Merger does not close, neither GSBD nor MMLC will benefit from the expenses incurred in its pursuit.

•	The termination of the Merger Agreement could negatively impact MMLC and GSBD.

•	The Merger Agreement limits the ability of MMLC and GSBD to pursue alternatives to the Merger.

•

The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Merger not being completed, which may result in material adverse consequences to MMLC’s and GSBD’s business and operations.

•	GSBD and MMLC will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

•	GSBD and MMLC may, to the extent legally allowed, waive one or more conditions to the Merger without resoliciting stockholder approval.

•

The shares of GSBD Common Stock to be received by MMLC stockholders as a result of the Merger will have substantially the same rights associated with them as shares of MMLC Common Stock currently held by them except for the transfer restrictions imposed by the Amended and Restated GSBD Charter.

•	The market price of GSBD Common Stock after the Merger may be affected by factors different from those affecting GSBD Common Stock currently.

See the section captioned “Risk Factors—Risks Relating to the Merger” below for a more detailed discussion of these factors.

Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to GSBD’s and MMLC’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. Accordingly, the Merger is not expected to be a taxable event for MMLC stockholders for U.S. federal income tax purposes as to the shares of GSBD Common Stock they receive in the Merger, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of GSBD Common Stock.

MMLC stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Merger” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to MMLC stockholders will depend on their particular tax situation. Holders of MMLC Common Stock should consult with their own tax advisors to determine the tax consequences of the Merger to them.

The Merger is not expected to be a taxable event for GSBD stockholders.

Special Meeting of GSBD Stockholders

GSBD plans to hold the GSBD Special Meeting on October 2, 2020, at 10:00 a.m., Eastern Time, at 30 Hudson Street, Jersey City, New Jersey 07302. At the GSBD Special Meeting, holders of GSBD Common Stock will be asked to approve (i) the GSBD Merger Proposal, (ii) GSBD Charter Amendment Proposal and (iii) the Merger Stock Issuance Proposal.

A GSBD stockholder can vote at the GSBD Special Meeting if such stockholder owned shares of GSBD Common Stock at the close of business on the GSBD Record Date. As of that date, there were approximately 40,448,044 shares of GSBD Common Stock outstanding and entitled to vote, approximately 141,873 of which, or 0.4%, were owned beneficially or of record by directors and executive officers of GSBD.

Special Meeting of MMLC Stockholders

MMLC plans to hold the MMLC Special Meeting on October 2, 2020, at 10:30 a.m., Eastern Time, at 30 Hudson Street, Jersey City, New Jersey 07302. At the MMLC Special Meeting, holders of MMLC Common Stock will be asked to approve each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

A MMLC stockholder can vote at the MMLC Special Meeting if such stockholder owned shares of MMLC Common Stock at the close of business on the MMLC Record Date. As of that date, there were approximately 53,844,946.589 shares of MMLC Common Stock outstanding and entitled to vote. Approximately 55,854 of such total outstanding shares, or 0.1%, were owned beneficially or of record by directors and executive officers of MMLC.

GSBD Board Recommendation

The GSBD Board, upon recommendation of the GSBD Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, the Amended and Restated GSBD Charter, the proposed issuance of GSBD Common Stock in connection with the Merger and directed that such matters be submitted to the stockholders of GSBD for approval at the GSBD Special Meeting. The GSBD Board, upon recommendation of the GSBD Special Committee, unanimously recommends that GSBD stockholders vote “FOR” each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal.

MMLC Board Recommendation

The MMLC Board, upon recommendation of the MMLC Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and the Amended and Restated GSBD Charter, and directed that such matters be submitted to the stockholders of MMLC for approval. The MMLC Board, upon recommendation of the MMLC Special Committee, unanimously recommends that MMLC stockholders vote “FOR” each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

Vote Required—GSBD

Each share of GSBD Common Stock held by a holder of record as of the GSBD Record Date has one vote on each matter considered at the GSBD Special Meeting.

The GSBD Merger Proposal

The approval of the GSBD Merger Proposal requires the affirmative vote of (i) a majority of the outstanding shares of GSBD Common Stock and (ii) a majority of the outstanding shares of GSBD Common Stock held by the Unaffiliated GSBD Stockholders. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as a vote “against” the GSBD Merger Proposal.

The GSBD Charter Amendment Proposal

The approval of the GSBD Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of GSBD Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as a vote “against” the GSBD Charter Amendment Proposal.

The Merger Stock Issuance Proposal

The approval of the Merger Stock Issuance Proposal requires the affirmative vote of at least a majority of the votes cast by holders of GSBD Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal.

Vote Required—MMLC

Each share of MMLC Common Stock held by a holder of record as of the MMLC Record Date has one vote on each matter considered at the MMLC Special Meeting.

The MMLC Merger Proposal

The approval of the MMLC Merger Proposal requires the affirmative vote of (i) a majority of the outstanding shares of MMLC Common Stock and (ii) a majority of the outstanding shares of MMLC Common Stock held by the Unaffiliated MMLC Stockholders. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the MMLC Merger Proposal.

The MMLC Charter Amendment Proposal

The approval of the MMLC Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of MMLC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as a vote “against” the MMLC Charter Amendment Proposal.

Transfer Restrictions under the Amended and Restated GSBD Charter

If approved, the Amended and Restated GSBD Charter would provide that following the Closing, without the prior consent of the GSBD Board, an MMLC stockholder who acquires shares of GSBD Common Stock in the Merger (each, an “Affected Stockholder”) would not be permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, or otherwise dispose of or encumber:

•

any shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 90 days following the date of filing of the Amended and Restated GSBD Charter, which is expected to be filed on the Closing Date (the “Filing Date”);

•	two-thirds of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

Completion of the Merger

As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Merger to occur, see “Description of the Merger Agreement—Conditions to Closing the Merger.” While there can be no assurances as to the exact timing, or that the Merger will be completed at all, GSBD and MMLC are working to complete the Merger in the fourth quarter of calendar year 2020. It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the GSBD Special Meeting and the MMLC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.

Termination of the Merger

The Merger Agreement contains certain termination rights for GSBD and MMLC, each of which is discussed below in “Description of the Merger Agreement—Termination of the Merger Agreement.”

Other Actions Taken in Connection with the Merger

In connection with the Merger, GSAM has agreed to waive a portion of its incentive fee for nine quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2021, otherwise payable by GSBD under the GSBD Investment Management Agreement (the “Incentive Fee Waiver”), for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted share outstanding for such quarter is at least $0.48 per share. The Incentive Fee Waiver helps to ensure that distributions paid to GSBD’s stockholders will not be a return of capital for tax purposes during the merger period. Further, the GSBD Board has approved special distributions of $0.15 per share in total, and payable in three equal quarterly installments currently expected to begin in the first quarter of 2021, subject to the timing of the Closing, to the stockholders of the combined company.

Management of the Combined Company

The Merger Agreement provides for changes in the composition of the GSBD Board, which is discussed below in “Description of the Merger—Management of the Combined Company.” The directors of GSBD immediately prior to the First Merger will remain the directors of GSBD and the GSBD Board will expand the size of the GSBD Board to eight (8) directors in order to appoint the MMLC Designated Directors. The MMLC Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GSBD Board.

In addition, the GSBD Board will appoint the chairman of the MMLC Audit Committee as of the Closing Date to serve as the chairman of the GSBD Audit Committee, effective as of the Closing Date.

The officers of GSBD immediately prior to the Merger will remain the officers of GSBD and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Merger, GSAM will continue to be the investment adviser of GSBD and the GSBD Investment Management Agreement will remain in effect.

Reasons for the Merger

GSBD

The GSBD Board consulted with its legal and other advisors, as well as GSBD’s management and GSAM, and considered numerous factors, including the unanimous recommendation of the GSBD Special Committee, and determined that the Merger is in GSBD’s best interests and the best interests of GSBD stockholders, and that GSBD stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.

Certain material factors considered by the GSBD Board and the GSBD Special Committee as a group that favored the conclusion of the GSBD Board and the GSBD Special Committee that the Merger is in GSBD’s best interests and the best interests of GSBD stockholders included, among others:

•	the expected accretion to the net investment income of the combined company in both the short-term and the long-term;

•	the expected increased scale and liquidity of the combined company after the Closing;

•	the acquisition of a known, diversified portfolio of assets;

•	the expected greater access to long-term, low-cost, flexible debt capital;

•	that there would be no economic dilution to GSBD stockholders;

•	the potential for operational synergies via the elimination of redundant expenses;

•	the similarities in investment strategies and risks of GSBD and MMLC;

•	the tax consequences of the Merger; and

•	the fact that the GSBD Special Committee received an opinion regarding the Exchange Ratio from BofA Securities, financial advisor to the GSBD Special Committee.

The foregoing list does not include all the factors that the GSBD Board considered in approving the proposed Merger and the Merger Agreement and recommending that GSBD stockholders approve the issuance of shares of GSBD Common Stock necessary to effectuate the Merger. For a further discussion of the material factors considered by the GSBD Board, see “The Merger—Reasons for the Merger.”

MMLC

The MMLC Board consulted with its legal and other advisors, as well as MMLC’s management and GSAM, and considered numerous factors, including the unanimous recommendation of the MMLC Special Committee, and determined that the Merger is in MMLC’s best interests and the best interests of MMLC stockholders, and that MMLC stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.

Certain material factors considered by the MMLC Board and the MMLC Special Committee as a group that favored the conclusion of the MMLC Board and the MMLC Special Committee that the Merger is in MMLC’s best interests and the best interests of MMLC stockholders included, among others:

•	the expected accretion to the net investment income of the combined company in both the short-term and long-term;

•	the expected increased scale and liquidity of the combined company after the Closing;

•	the combination with a known, diversified portfolio of assets;

•	the expected greater access to long-term, low-cost, flexible debt capital;

•	that there would be no economic dilution to MMLC stockholders;

•	the potential for operational synergies via the elimination of redundant expenses;

•	the similarities in investment strategies and risks of GSBD and MMLC;

•	the continuity of GSAM and the management team;

•	the tax consequences of the Merger;

•

the more favorable management fee structure under the GSBD Investment Management Agreement to be applicable to the combined company after the Closing as compared to the terms of the MMLC Investment Management Agreement; and

•	the fact that the MMLC Special Committee received an opinion regarding the Exchange Ratio from Morgan Stanley, financial advisor to the MMLC Special Committee.

The foregoing list does not include all the factors that the MMLC Board considered in approving the Merger Agreement and recommending that MMLC stockholders approve the Merger Agreement.

For a further discussion of the material factors considered by the MMLC Board, see “The Merger—Reasons for the Merger.”

MMLC and GSBD Stockholders Do Not Have Appraisal Rights

Neither the MMLC stockholders nor the GSBD stockholders will be entitled to exercise appraisal rights in connection with the Merger under the laws of the State of Delaware.

RISK FACTORS

In addition to the other information included in this document, stockholders should carefully consider the matters described below in determining whether to approve (i) in the case of MMLC stockholders, the MMLC Merger Proposal and the MMLC Charter Amendment Proposal and (ii) in the case of GSBD stockholders, the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal. The risks associated with an investment in GSBD and MMLC are substantially similar because GSBD and MMLC have the same investment adviser and co-invest in transactions together and with affiliates of GSAM and have the same investment objectives and strategies. The risks set out below are not the only risks GSBD and MMLC and, following the Merger, the combined company, face. Additional risks and uncertainties not currently known to GSBD or MMLC or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined company’s, business, financial condition or operating results. If any of the following events occur, GSBD or MMLC or, following the Merger, the combined company’s, business, financial condition or results of operations could be materially adversely affected.

Risks Relating to the Merger

Because the market price of GSBD Common Stock will fluctuate, MMLC stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.

The market value of the Merger Consideration may vary from the closing price of GSBD Common Stock on the date the Merger was announced, on the date that this joint proxy statement/prospectus was mailed to stockholders, on the date of the MMLC Special Meeting or the date of the GSBD Special Meeting and on the date the Merger is completed and thereafter. Any change in the market price of GSBD Common Stock prior to completion of the Merger will affect the market value of the Merger Consideration that MMLC stockholders will receive upon completion of the Merger.

Accordingly, at the time of the MMLC Special Meeting, MMLC stockholders will not know or be able to calculate the market price of the Merger Consideration they would receive upon completion of the Merger. Neither MMLC nor GSBD is permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of GSBD Common Stock.

The market price and liquidity of the market for GSBD Common Stock may be significantly affected by numerous factors, some of which are beyond GSBD’s control and may not be directly related to GSBD’s operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of BDCs or other companies in GSBD’s sector, which are not necessarily related to the operating performance of the companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and BDCs;

•	loss of GSBD’s qualification as a RIC or a BDC;

•	changes in market interest rates, including the decommissioning of LIBOR, and decline in the prices of debt;

•	changes in earnings or variations in operating results;

•	changes in the value of GSBD’s portfolio investments;

•	changes in accounting guidelines governing valuation of GSBD’s investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of GSAM’s or any of its affiliates’ key personnel;

•	operating performance of companies comparable to GSBD;

•	general economic trends and other external factors; and

•	loss of a major funding source.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of GSBD Common Stock to change.

Closing sales prices of GSBD Common Stock as reported on NYSE for the quarter ended March 31, 2020, ranged from a low of $8.38 to a high of $22.45 and for the quarter ended June 30, 2020, ranged from a low of $11.40 to a high of $18.09. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of GSBD Common Stock prior to the special meetings.

Sales of shares of GSBD Common Stock after the completion of the Merger may cause the market price of GSBD Common Stock to decline.

Based on the number of outstanding shares of MMLC Common Stock as of March 31, 2020, GSBD would issue approximately 57.4 million shares of GSBD Common Stock to the Affected Stockholders pursuant to the Merger Agreement. Subject to compliance with the lock-up provisions of the Amended and Restated GSBD Charter, the Affected Stockholders may decide not to hold the shares of GSBD Common Stock that they will receive pursuant to the Merger Agreement. Without the prior consent of the GSBD Board:

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for 90 days following the Filing Date, an Affected Stockholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, or otherwise dispose of or encumber any shares of GSBD Common Stock acquired by the Affected Stockholder in connection with the Merger Agreement;

•

for 180 days following the Filing Date, an Affected Stockholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, or otherwise dispose of or encumber two-thirds of the shares of GSBD Common Stock acquired by the Affected Stockholder in connection with the Merger Agreement; and

•

for 270 days following the Filing Date, an Affected Stockholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, or otherwise dispose of or encumber one-third of the shares of GSBD Common Stock acquired by the Affected Stockholder in connection with the Merger Agreement.

Following the Closing and the expiration of applicable lock-up periods, subject to applicable securities laws, sales of substantial amounts of shares of GSBD Common Stock, or the perception that such sales could occur, could adversely affect the prevailing market prices for GSBD Common Stock. If this occurs, it could impair GSBD’s ability to raise additional capital through the sale of equity securities should it desire to do so. GSBD cannot predict what effect, if any, future sales of securities, or the availability of securities for future sales, will have on the market price of GSBD Common Stock prevailing from time to time.

In addition, certain MMLC stockholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of GSBD Common Stock that they receive pursuant to the Merger Agreement. In addition, GSBD stockholders may decide not to hold their shares of GSBD Common Stock after completion of the Merger. In each case, such sales of GSBD Common Stock could have the effect of depressing the market price for GSBD Common Stock and may take place promptly following the completion of the Merger and, to the extent applicable, the expiration of the relevant lock-up periods.

MMLC stockholders and GSBD stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.

MMLC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in MMLC prior to the Merger. Consequently, MMLC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of MMLC. GSBD stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in GSBD prior to the Merger. Consequently, GSBD stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of GSBD.

If the Merger were consummated as of March 31, 2020 based on the pro forma number of shares of GSBD Common Stock to be issued and outstanding on the Closing Date, GSBD stockholders would own approximately 41.3% of the outstanding GSBD Common Stock and MMLC stockholders would own approximately 58.7% of the outstanding GSBD Common Stock. In addition, prior to completion of the Merger, subject to certain restrictions in the Merger Agreement, GSBD and MMLC may each issue additional shares of GSBD Common Stock and MMLC Common Stock, respectively, which would further reduce the percentage ownership of the combined company held by current GSBD stockholders or to be held by MMLC stockholders, as applicable. After completion of the Merger, GSBD may issue additional shares of GSBD Common Stock at prices below GSBD Common Stock’s then-current NAV per share, subject to certain restrictions under the 1940 Act, including stockholder approval of such issuance. The issuance or sale by GSBD of shares of GSBD Common Stock at a discount to NAV poses a risk of dilution to stockholders.

GSBD may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of MMLC’s investment portfolio with GSBD’s and the integration of MMLC’s business with GSBD’s. There can be no assurance that MMLC’s investment portfolio or business can be operated profitably or integrated successfully into GSBD’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including, but not limited to, incurring unexpected costs or delays in connection with such integration and failure of MMLC’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

GSBD also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume GSBD will be able to combine the operations of GSBD and MMLC in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if GSBD is not able to successfully combine MMLC’s investment portfolio or business with the operations of GSBD, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of GSBD, MMLC or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of GSBD and MMLC or their affiliates, which may include agreements governing indebtedness of GSBD or MMLC, will or may require the consent or waiver of one or more counterparties in connection with the Merger. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or GSBD’s or MMLC’s obligations under, any such agreement because the Merger or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, GSBD may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. GSBD and MMLC cannot assure you that GSBD will be able to replace or amend any such agreement on comparable terms or at all. If these types of provisions are triggered in agreements governing indebtedness of GSBD or MMLC, the lender or holder of the debt instrument could accelerate repayment under such indebtedness and negatively affect GSBD’s business, financial condition, results of operations and cash flows.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger, including preventing GSBD from operating a material part of MMLC’s business.

In addition, the consummation of the Merger may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of GSBD or MMLC. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

The opinions delivered to the GSBD Special Committee and the MMLC Special Committee from the financial advisors to the GSBD Special Committee and MMLC Special Committee, respectively, will not reflect changes in circumstances between signing the Merger Agreement and completion of the Merger.

Neither the GSBD Special Committee nor the MMLC Special Commitee has obtained an updated opinion as of the date of this joint proxy statement/prospectus from the financial advisor to the GSBD Special Committee or the financial advisor to the MMLC Special Committee, respectively, and neither anticipates obtaining an updated opinion prior to the Closing Date. Changes in the operations and prospects of GSBD or MMLC, general market and economic conditions and other factors that may be beyond the control of GSBD or MMLC, and on which the respective financial advisors’ opinions were based, may significantly alter the value of MMLC or the price of shares of GSBD Common Stock by the time the Merger is completed. The opinions do not speak as of the time the Merger will be completed or as of any date other than the date of such opinions. Because neither the GSBD Special Committee nor the MMLC Special Committee currently anticipates asking its respective financial advisor to update its opinion, the opinions will not address the fairness from a financial point of view of the Exchange Ratio at the time the Merger is completed. The recommendations of the GSBD Board and the MMLC Board that their respective stockholders vote “FOR” approval of the matters described in this joint proxy statement/prospectus are made as of the date of this joint proxy statement/prospectus. For a description of the opinion that the GSBD Special Committee received from the financial advisor to the GSBD Special Committee, see “The Merger—Opinion of the Financial Advisor to the GSBD Special Committee.” For a description of the opinion that the MMLC Special Committee received from the financial advisor to the MMLC Special Committee, see “The Merger—Opinion of the Financial Advisor to the MMLC Special Committee.”

If the Merger does not close, neither GSBD nor MMLC will benefit from the expenses incurred in its pursuit.

The Merger may not be completed. If the Merger is not completed, GSBD and MMLC will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed.

The termination of the Merger Agreement could negatively impact MMLC and GSBD.

If the Merger Agreement is terminated, there may be various consequences, including:

•

MMLC’s and GSBD’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•	the market price of GSBD Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed;

•	in the case of MMLC, it may not be able to find a party willing to pay an equivalent or more attractive price than the price GSBD agreed to pay in the Merger; and

The Merger Agreement limits the ability of GSBD and MMLC to pursue alternatives to the Merger.

The Merger Agreement contains provisions that limit each of GSBD’s and MMLC’s ability to discuss, facilitate or commit to competing third party proposals to acquire all or a significant part of GSBD or MMLC, as applicable.

The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Merger not being completed, which may result in material adverse consequences to MMLC’s and GSBD’s business and operations.

The Merger is subject to closing conditions, including certain approvals of MMLC’s and GSBD’s respective stockholders that, if not satisfied, will prevent the Merger from being completed. The closing condition that MMLC stockholders approve the MMLC Merger Proposal may not be waived under applicable law and must be satisfied for the Merger to be completed. MMLC currently expects that all directors and executive officers of MMLC will vote their shares of MMLC Common Stock in favor of the proposals presented at the MMLC Special Meeting. If MMLC stockholders do not approve the MMLC Merger Proposal and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on MMLC’s business and operations. The closing condition that GSBD stockholders approve the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal may not be waived under applicable law and must be satisfied for the Merger to be completed. GSBD currently expects that all directors and executive officers of GSBD will vote their shares of GSBD Common Stock in favor of the proposals presented at the GSBD Special Meeting. If GSBD stockholders do not approve each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on GSBD’s business and operations. In addition to the required approvals of MMLC’s and GSBD stockholders, the Merger is subject to a number of other conditions beyond MMLC’s and GSBD’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither MMLC nor GSBD can predict whether and when these other conditions will be satisfied.

GSBD and MMLC will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

Uncertainty about the effect of the Merger may have an adverse effect on GSBD and MMLC and, consequently, on the combined company following completion of the Merger. These uncertainties may cause those that deal with GSBD and MMLC to seek to change their existing business relationships with GSBD and MMLC, respectively. In addition, the Merger Agreement restricts GSBD and MMLC from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent GSBD and MMLC from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see the section entitled “Description of the Merger Agreement—Conduct of Business Pending Completion of the Merger” for a description of the restrictive covenants to which GSBD and MMLC are subject.

GSBD and MMLC may, to the extent legally allowed, waive one or more conditions to the Merger without resoliciting stockholder approval.

Certain conditions to GSBD’s and MMLC’s obligations to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of GSBD and MMLC. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further stockholder approval. The conditions requiring the approval of GSBD stockholders and MMLC stockholders, however, cannot be waived.

The shares of GSBD Common Stock to be received by MMLC stockholders as a result of the Merger will have substantially the same rights associated with them as shares of MMLC Common Stock currently held by them except for the transfer restrictions imposed by the Amended and Restated GSBD Charter.

The rights associated with GSBD Common Stock to be received by the MMLC stockholders as a result of the Merger are substantially the same as the rights associated with the shares of MMLC Common Stock currently held by them except for the transfer restrictions imposed by the Amended and Restated GSBD Charter. Under the Amended and Restated GSBD Charter, transfer restrictions will be imposed on the Affected Stockholders such that, without the consent of the Board:

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for 90 days following the Filing Date, an Affected Stockholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, or otherwise dispose of or encumber any shares of GSBD Common Stock acquired by the Affected Stockholder in connection with the Merger Agreement;

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for 180 days following the Filing Date, an Affected Stockholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, or otherwise dispose of or encumber two-thirds of the shares of GSBD Common Stock acquired by the Affected Stockholder in connection with the Merger Agreement; and

for 270 days following the Filing Date, an Affected Stockholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge, or otherwise dispose of or encumber one-third of the shares of GSBD Common Stock acquired by the Affected Stockholder in connection with the Merger Agreement.

See “Comparison of GSBD and MMLC Stockholder Rights.”

The market price of GSBD Common Stock after the Merger may be affected by factors different from those affecting GSBD Common Stock currently.

The businesses of GSBD and MMLC differ in some respects and, accordingly, the results of operations of the combined company and the market price of GSBD Common Stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of each of GSBD and MMLC, such as a larger stockholder base.

Accordingly, the historical trading prices and financial results of GSBD may not be indicative of these matters for the combined company following the Merger. For a discussion of the business of GSBD and of certain factors to consider in connection with its business, see “Business of Goldman Sachs BDC, Inc.” For a discussion of the business of MMLC and of certain factors to consider in connection with its business, see “Business of Goldman Sachs Middle Market Lending Corp.” As described elsewhere in the joint proxy statement/prospectus, the risks associated with an investment in GSBD and MMLC are substantially similar.

Risks Relating to GSBD

Risks Relating to GSBD’s Business and Structure

Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.

Social, political, economic and other conditions and events will occur that create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which GSBD and its investments are exposed. In addition, global economies and financial markets are increasingly interconnected, and political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as the novel coronavirus (“COVID-19”) pandemic, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, also adversely impact GSBD’s performance from time to time. Such events may result in, and have resulted in, closing borders, securities exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events have adversely impacted, and may continue to adversely impact, GSBD’s portfolio companies and markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. GSBD has been, and may continue to be, negatively impacted if the value of GSBD’s portfolio company holdings were further harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events have disrupted, and could continue to disrupt, the processes necessary for GSBD’s operations. This has created, and may continue to create, widespread business continuity issues for GSBD and GSBD’s portfolio companies and heightened cybersecurity, information security and operational risks as a result of, among other things, remote work arrangements.

For example, in December 2019, COVID-19 emerged in China and has since spread rapidly to other countries, including the United States. This outbreak has led, and for an unknown period of time will continue to lead, to disruptions in local, regional, national and global markets and economies affected thereby. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. While several countries, as well as certain states in the United States, have begun to lift the public health restrictions with a view to reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and GSBD anticipates its business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following, among other things: (i) government imposition and/or re-imposition of various forms of shelter-in-place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as furloughs or lay-offs of employees (while such measures are hoped to be temporary, their impact may persist or become permanent); (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments, forbearance agreements and waivers of provisions of their credit agreements in order to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems in functioning of the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. The COVID-19 outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by GSBD and returns to GSBD, among other things. As of the date of this joint proxy statement/prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on GSBD and GSBD’s portfolio companies. Further, even after the pandemic subsides, the U.S. economy, as well as most other major global economies may continue to experience a recession, and GSBD anticipates GSBD’s business could be materially and adversely affected by a prolonged recession in the U.S. and other major markets.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact GSBD, GSBD’s portfolio companies and GSBD’s investments, it is clear that these types of events are impacting and will, for at least some time, continue to impact GSBD and GSBD’s portfolio companies. In many instances, the impact will be adverse and profound. For example, middle market companies in which GSBD may invest are being significantly impacted by these emerging events and the uncertainty caused by these events. The effects of a public health emergency may materially and adversely impact (i) the value and performance of GSBD and GSBD’s portfolio companies, (ii) the ability of GSBD’s borrowers to continue to meet loan covenants or repay loans provided by GSBD on a timely basis or at all, which may require GSBD to restructure GSBD’s investments or write down the value of GSBD’s investments, (iii) GSBD’s ability to comply with the covenants and other terms of GSBD’s debt obligations and to repay such obligations, on a timely basis or at all, (iv) GSBD’s ability to comply with certain regulatory requirements, such as asset coverage requirements under the 1940 Act, (v) GSBD’s ability maintain GSBD’s distributions at their current level or to pay them at all or (vi) GSBD’s ability to source, manage and divest investments and achieve GSBD’s investment objectives, all of which could result in significant losses to GSBD. GSBD will also be negatively affected if the operations and effectiveness of any of GSBD’s portfolio companies (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted.

Disruptions in the capital markets caused by the COVID-19 pandemic have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity can be expected to have an adverse effect on GSBD’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase GSBD’s funding costs, limit GSBD’s access to the capital markets or result in a decision by lenders not to extend credit to GSBD. These events have limited and could continue to limit GSBD’s investment originations, limit GSBD’s ability to grow and have a material negative impact on GSBD’s and GSBD’s portfolio companies’ operating results and the fair values of GSBD’s debt and equity investments.

The capital markets are currently in a period of disruption and economic uncertainty. Such market conditions have materially and adversely affected debt and equity capital markets, which have had, and may continue to have, a negative impact on GSBD’s business and operations.

The U.S. capital markets have experienced extreme disruption following the global outbreak of COVID-19. Such disruptions have been evidenced by volatility in global stock markets as a result of, among other things, uncertainty regarding the COVID-19 pandemic and the fluctuating price of commodities such as oil. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole. These conditions could continue for a prolonged period of time or worsen in the future.

Significant changes or volatility in the capital markets have negatively affected, and may continue to negatively affect, the valuations of GSBD’s investments. While most of GSBD’s investments are not publicly traded, applicable accounting standards require GSBD to assume as part of GSBD’s valuation process that GSBD’s investments are sold in a principal market to market participants (even if GSBD plan to hold an investment to maturity). GSBD’s valuations, and particularly valuations of private investments and private companies, are inherently uncertain, fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that may not reflect the full impact of the COVID-19 pandemic and measures taken in response thereto. Any public health emergency, including the COVID-19 pandemic or an outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on GSBD and the fair value of GSBD’s investments and GSBD’s portfolio companies.

Significant changes in the capital markets, such as the disruption in economic activity caused by the COVID-19 pandemic, have limited and could continue to limit GSBD’s investment originations, limit GSBD’s ability to grow and have a material negative impact on GSBD’s and GSBD’s portfolio companies’ operating results and the fair values of GSBD’s debt and equity investments. Additionally, the recent disruption in economic activity caused by the COVID-19 pandemic has had, and may continue to have, a negative effect on the potential for liquidity events involving GSBD’s investments. The illiquidity of GSBD’s investments may make it difficult for GSBD to sell such investments to access capital if required. As a result, GSBD could realize significantly less than the value at which GSBD has recorded its investments if GSBD were required to sell them to increase GSBD’s liquidity. An inability on GSBD’s part to raise incremental capital, and any required sale of all or a portion of GSBD’s investments as a result, could have a material adverse effect on GSBD’s business, financial condition or results of operations.

Further, current market conditions may make it difficult to raise equity capital, extend the maturity of or refinance GSBD’s existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on GSBD’s business. The debt capital available to GSBD in the future, if available at all, may bear a higher interest rate and may be available only on terms and conditions less favorable than those of GSBD’s existing debt and such debt may need to be incurred in a rising interest rate environment. If GSBD are unable to raise new debt or refinance GSBD’s existing debt, then GSBD’s equity investors will not benefit from the potential for increased returns on equity resulting from leverage, and GSBD may be unable to make new commitments or to fund existing commitments to GSBD’s portfolio companies. Any inability to extend the maturity of or refinance GSBD’s existing debt, or to obtain new debt, could have a material adverse effect on GSBD’s business, financial condition or results of operations.

GSBD is exposed to risks associated with changes in interest rates.

GSBD’s debt investments may be based on floating rates, such as LIBOR, the Euro Interbank Offered Rate, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on GSBD’s investments, the value of GSBD’s securities and GSBD’s rate of return on invested capital. Currently, most of GSBD’s floating rate investments are linked to LIBOR and it is unclear how increased regulatory oversight and the future of LIBOR may affect market liquidity and the value of the financial obligations to be held by or issued to GSBD that are linked to LIBOR, or how such changes could affect GSBD’s investments and transactions and financial condition or results of operations. Central banks and regulators in a number of major jurisdictions (for example, the United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates (“IBORs”). The U.K. Financial Conduct Authority (the “FCA”), which regulates LIBOR, has announced that it intends not to compel panel banks to contribute to LIBOR after 2021. The E.U. Benchmarks Regulation imposed conditions under which only compliant benchmarks may be used in new contracts after 2021. To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. In addition, on March 25, 2020, the FCA reaffirmed the central assumption that firms cannot rely on LIBOR being published after the end of 2021. However, the outbreak of COVID-19 may adversely impact the timing of many firms’ transition planning, and GSBD continues to assess the potential impact of the COVID-19 outbreak on GSBD’s transition plans. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates, whether the COVID-19 outbreak will have further effect on LIBOR transition timelines or plans, or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR or alternative reference rates could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to GSBD. In addition, if LIBOR ceases to exist, GSBD may need to renegotiate the credit agreements extending beyond 2021 with GSBD’s portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on GSBD’s overall financial condition or results of operations. As such, some or all of these credit agreements may bear a lower interest rate, which would adversely impact GSBD’s financial condition or results of operations. Moreover, if LIBOR ceases to exist, GSBD may need to renegotiate certain terms of the GSBD Credit Facility. If GSBD is unable to do so, amounts drawn under GSBD’s revolving facility may bear interest at a higher rate, which would increase the cost of GSBD’s borrowings and, in turn, affect GSBD’s results of operations.

Because GSBD has borrowed money, and may issue preferred stock to finance investments, GSBD’s net investment income depends, in part, upon the difference between the rate at which GSBD borrows funds or pay distributions on preferred stock and the rate that GSBD’s investments yield. As a result, GSBD can offer no assurance that a significant change in market interest rates will not have a material adverse effect on GSBD’s net investment income.

A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on GSBD’s net interest income. However, an increase in interest rates could decrease the value of any investments GSBD holds which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase GSBD’s interest expense, thereby decreasing GSBD’s net income. Also, an increase in interest rates available to investors could make an investment in GSBD’s common stock less attractive if GSBD are not able to increase GSBD’s dividend rate, which could reduce the value of GSBD’s common stock. Further, rising interest rates could also adversely affect GSBD’s performance if such increases cause GSBD’s borrowing costs to rise at a rate in excess of the rate that GSBD’s investments yield.

In periods of rising interest rates, to the extent GSBD borrows money subject to a floating interest rate, GSBD’s cost of funds would increase, which could reduce GSBD’s net investment income. Further, rising interest rates could also adversely affect GSBD’s performance if such increases cause GSBD’s borrowing costs to rise at a rate in excess of the rate that GSBD’s investments yield. Further, rising interest rates could also adversely affect GSBD’s performance if GSBD holds investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase GSBD’s interest expense, even though GSBD’s interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

If general interest rates rise, there is a risk that the portfolio companies in which GSBD holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with GSBD. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on GSBD to provide fixed rate loans to GSBD’s portfolio companies, which could adversely affect GSBD’s net investment income, as increases in GSBD’s cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

A change in the general level of interest rates can be expected to lead to a change in the interest rate GSBD receives on many of GSBD’s debt investments. Accordingly, a change in the interest rate could make it easier for GSBD to meet or exceed the performance threshold in the GSBD Investment Management Agreement and may result in a substantial increase in the amount of incentive fees payable to GSAM with respect to the portion of the Incentive Fee based on income.

Global economic, political and market conditions may adversely affect GSBD’s business, financial condition and results of operations, including GSBD’s revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, have contributed and may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. GSBD monitors developments and seeks to manage its investments in a manner consistent with achieving its investment objective, but there can be no assurance that GSBD will be successful in doing so. In August 2011 and then affirmed in August 2013, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+”. Additionally, in January 2012, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating for several large European countries. These ratings negatively impacted global markets and economic conditions. Although U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe, China and elsewhere have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions and future developments may cause interest rates and borrowing costs to rise, which may adversely affect GSBD’s ability to access debt financing on favorable terms and may increase the interest costs of its borrowers, hampering their ability to repay GSBD. Continued or future adverse economic conditions could have a material adverse effect on GSBD’s business, financial condition and results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and other global economic conditions, could cause interest rates and borrowing costs to rise, which may negatively impact GSBD’s ability to access the debt markets on favorable terms. While the Federal Reserve recently decreased its federal funds target rate in response to the COVID-19 pandemic, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact GSBD’s ability to access the debt markets on favorable terms and may also increase the costs of its borrowers, hampering their ability to repay GSBD.

Legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the authority of the Federal Reserve and the Financial Stability Oversight Council. These or other regulatory changes could result in greater competition from banks and other lenders with which GSBD competes for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. GSBD cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a material adverse effect on GSBD’s business, financial condition and results of operations.

GSBD’s operation as a BDC imposes numerous constraints on GSBD and significantly reduces its operating flexibility. In addition, if GSBD fails to maintain its status as a BDC, GSBD might be regulated as a closed-end investment company, which would subject GSBD to additional regulatory restrictions.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective.

Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against GSBD and/or expose GSBD to claims of private litigants.

GSBD may be precluded from investing in what GSAM believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If GSBD does not invest a sufficient portion of its assets in qualifying assets, GSBD will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent GSBD from making follow-on investments in existing portfolio companies (which could result in the dilution of GSBD’s position).

If GSBD fails to maintain its status as a BDC, GSBD might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject GSBD to additional regulatory restrictions and significantly decrease its operating flexibility. In addition, any such failure could cause an event of default under any outstanding indebtedness GSBD might have, which could have a material adverse effect on GSBD’s business, financial condition or results of operations.

GSBD will be subject to corporate-level U.S. federal income tax on all of its income if GSBD is unable to maintain its qualification for tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on its financial performance.

Although GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, GSBD cannot assure you that GSBD will be able to maintain RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to GSBD stockholders, GSBD must meet the annual distribution, source-of-income and asset diversification requirements described below.

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The annual distribution requirement for a RIC will generally be satisfied if GSBD distributes to its stockholders on an annual basis at least 90% of GSBD’s investment company taxable income (generally, GSBD’s net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year. Because GSBD uses debt financing, it is subject to an asset coverage ratio requirement under the 1940 Act, and GSBD is subject to certain covenants contained in its credit agreements and other debt financing agreements. This asset coverage ratio requirement and these covenants could, under certain circumstances, restrict GSBD from making distributions to its stockholders that are necessary for GSBD to satisfy the distribution requirement. If GSBD is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its stockholders, GSBD could fail to maintain its RIC tax treatment and thus become subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

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The source-of-income requirement will be satisfied if at least 90% of GSBD’s gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or foreign currencies, payments with respect to loans of certain securities, net income derived from an interest in a “qualified publicly traded partnership” or other income derived with respect to GSBD’s business of investing in such stock or securities or foreign currencies.

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The asset diversification requirement will be satisfied if, at the end of each quarter of GSBD’s taxable year, at least 50% of the value of GSBD’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities, and no more than 25% of the value of GSBD’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by GSBD and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in GSBD’s having to dispose of certain investments quickly in order to prevent the loss of its RIC status. Because most of GSBD’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If GSBD fails to maintain its RIC status for any reason, and GSBD does not qualify for certain relief provisions under the Code, GSBD would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). In this event, the resulting taxes and any resulting penalties could substantially reduce GSBD’s net assets, the amount of its income available for distribution and the amount of GSBD’s distributions to its stockholders, which would have a material adverse effect on its financial performance.

GSBD is dependent upon management personnel of GSAM for GSBD’s future success.

GSBD does not have any employees. GSBD depends on the experience, diligence, skill and network of business contacts of the GSAM Credit Alternatives investment team. The GSAM Credit Alternatives investment team, together with other investment professionals that GSAM currently retains or may subsequently retain, identifies, evaluates, negotiates, structures, closes, monitors and manages GSBD’s investments. GSBD’s future success will depend to a significant extent on the continued service and coordination of GSAM’s senior investment professionals. The departure of any of GSAM’s key personnel, including members of the investment committee of GSAM’s Private Credit Group (the “Investment Committee”), or of a significant number of the investment professionals of GSAM, could have a material adverse effect on GSBD’s business, financial condition or results of operations. In addition, GSBD cannot assure you that GSAM will remain GSBD’s investment adviser or that GSBD will continue to have access to GSAM or its investment professionals. See “—GSAM can resign on 60 days’ notice. GSBD may not be able to find a suitable replacement within that time, resulting in a disruption in GSBD’s operations that could adversely affect its financial condition, business and results of operations.”

GSAM, its principals, investment professionals and employees and the members of its Investment Committee have certain conflicts of interest.

GSAM, its principals, affiliates, investment professionals and employees, the members of its Investment Committee and GSBD’s officers and directors serve or may serve now or in the future as investment advisers, officers, directors, principals of, or in other capacities with respect to, public or private entities (including other BDCs and other investment funds) that operate in the same or a related line of business as GSBD. For example, GSBD has the same management team and Investment Committee as the other GS BDCs, including MMLC. Therefore, GSBD expects these individuals may have obligations to investors in such other BDCs, the fulfillment of which might not be in GSBD’s best interests or the best interests of its stockholders and GSBD expects that investment opportunities will satisfy the investment criteria for both GSBD and such other BDCs. In addition, GSAM and its affiliates also manage other Accounts, and expect to manage other Accounts in the future, that have investment mandates that are similar, in whole or in part, to ours and, accordingly, may invest in asset classes similar to those targeted by GSBD. As a result, GSAM and/or its affiliates may face conflicts in allocating investment opportunities between GSBD and such other entities. The fact that GSBD’s investment advisory fees may be lower than those of certain other Accounts advised by GSAM could result in this conflict of interest affecting GSBD adversely relative to such other Accounts.

Subject to applicable law, GSBD may invest alongside Group Inc., together with GS & Co., GSAM and its other subsidiaries (collectively, “Goldman Sachs”) and its Accounts. In certain circumstances, negotiated co-investments by GSBD and other accounts may be made only pursuant to an order from the SEC permitting GSBD to do so. Together with GSAM, GS PMMC and MMLC, GSBD received an exemptive order from the SEC that permits GSBD to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM, after the date of the exemptive order, subject to certain conditions, such as that co-investments be made in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief, and are allocated fairly among participants. As a result of such order, there could be significant overlap in GSBD’s investment portfolio and the investment portfolios of the other GS BDCs and/or other Accounts managed by GSAM. If GSBD is unable to rely on its exemptive relief for a particular opportunity, when GSAM identifies certain investments, it will be required to determine which accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that GSBD may not be given the opportunity to participate in investments made by other Accounts. See “—GSBD’s ability to enter into transactions with its affiliates is restricted.”

Goldman Sachs’ financial and other interests may incentivize Goldman Sachs to favor other Accounts.

GSAM receives performance-based compensation in respect of its investment management activities on GSBD’s behalf, which rewards GSAM for positive performance of GSBD’s investment portfolio. As a result, GSAM may make investments for GSBD that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation. In addition, GSAM may simultaneously manage other accounts (including the other GS BDCs and future BDCs) for which GSAM may be entitled to receive greater fees or other compensation (as a percentage of performance or otherwise) than it receives in respect of GSBD. In addition, subject to applicable law, Goldman Sachs may invest in other accounts (including other BDCs (including the GS BDCs)), and such investments may constitute substantial percentages of such other accounts’ outstanding equity interests. Therefore, GSAM may have an incentive to favor such other accounts over GSBD. To address these types of conflicts, GSAM has adopted policies and procedures under which investment opportunities will be allocated in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by GSBD may differ from, and performance may be different than, the investments and performance of other accounts.

GSBD’s financial condition and results of operations depend on GSAM’s ability to manage GSBD’s future growth effectively.

GSBD’s ability to achieve its investment objective depends on GSAM’s ability to identify, invest in and monitor companies that meet GSBD’s investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the structuring of GSBD’s investment process and the ability of GSAM to provide competent, attentive and efficient services to GSBD. GSBD’s executive officers and the members of the Investment Committee have substantial responsibilities in connection with their roles at GSAM, with respect to the other GS BDCs and other clients of GSAM, as well as responsibilities under the GSBD Investment Management Agreement. GSBD may also be called upon to provide significant managerial assistance to certain of GSBD’s portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, GSAM may need to hire, train, supervise, manage and retain new employees. However, GSBD cannot assure you that they will be able to do so effectively. Any failure to manage GSBD’s future growth effectively could have a material adverse effect on GSBD’s business, financial condition and results of operations.

GSBD’s ability to grow depends on its ability to raise additional capital.

GSBD will need to periodically access the capital markets to raise cash to fund new investments. If GSBD does not have adequate capital available for investment, its performance could be adversely affected. In addition, GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ended December 31, 2013. To maintain GSBD’s status as a RIC, among other requirements, GSBD is required to timely distribute to its stockholders at least 90% of GSBD’s investment company taxable income (determined without regard to the dividends-paid deduction), which is generally GSBD’s net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year. Consequently, such distributions will not be available to fund new investments. GSBD expects to use debt financing and issue additional securities to fund its growth, if any.

Unfavorable economic or capital market conditions may increase GSBD’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to GSBD. An inability to successfully access the capital markets could limit GSBD’s ability to grow its business and fully execute its business strategy and could decrease its earnings, if any. GSBD may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

Regulations governing GSBD’s operation as a BDC affect its ability to raise, and the way in which GSBD raises, additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective.

Regulations governing GSBD’s operation as a BDC affect its ability to raise additional capital, and the ways in which GSBD can do so. Raising additional capital may expose GSBD to risks, including the typical risks associated with leverage, and may result in dilution to GSBD’s current stockholders. The 1940 Act limits GSBD’s ability to borrow amounts or issue debt securities or preferred stock, which GSBD refers to collectively as “senior securities,” to amounts such that its asset coverage ratio, as defined under the 1940 Act, equals at least 150% immediately after such borrowing or issuance if certain requirements are met (except in connection with certain trading practices or investments), rather than 200%, as previously required and as described below. Consequently, if the value of GSBD’s assets declines, GSBD may be required to sell a portion of its investments and, depending on the nature of GSBD’s leverage, repay a portion of its indebtedness at a time when this may be disadvantageous to GSBD and, as a result, its stockholders. The Small Business Credit Availability Act (the “SBCAA”) modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs to 150%, subject to certain approval and disclosure requirements. Under the legislation, BDCs are able to increase their leverage capacity if stockholders approve a proposal to do so. At GSBD’s 2018 annual meeting of stockholders held on June 15, 2018, GSBD stockholders approved the proposal to apply the modified asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, (1) GSBD is now required to maintain asset coverage for GSBD’s senior securities of 150% rather than 200% and (2) GSBD and GSAM have reduced the management fee from 1.50% (0.375% per quarter) to 1.00% (0.25% per quarter) on the average value of GSBD’s gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. Considerations and risks related to increased leverage include: (a) the potential for magnified gains and losses on amounts invested, (b) increased debt service costs, (c) the potential for increased incentive fees for GSAM and (d) fewer proceeds remaining for distributions for stockholders in the case of a liquidation event. On September 17, 2018, GSBD entered into an amendment to its senior secured revolving credit agreement (as amended, the “GSBD Credit Facility”) to, among other things, reduce the existing minimum asset coverage ratio covenant from 200% to 150%.

GSBD is generally not able to issue and sell its common stock at a price per share below NAV per share. GSBD may, however, sell its common stock, or warrants, options or rights to acquire GSBD’s common stock, at a price below the then-current NAV per share of its common stock (i) with the consent of a majority of GSBD’s common stockholders (and a majority of GSBD’s common stockholders who are not affiliates of ours) and (ii) if, among other things, a majority of the GSBD Independent Directors and a majority of its directors who have no financial interest in the transaction determine that a sale is in the best interests of GSBD and its stockholders. If GSBD Common Stock trades at a discount to NAV, this restriction could adversely affect GSBD’s ability to raise capital.

GSBD borrows money, which may magnify the potential for gain or loss and may increase the risk of investing in GSBD.

As part of GSBD’s business strategy, GSBD may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on GSBD’s assets that are superior to the claims of GSBD’s common stockholders. If the value of GSBD’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have if GSBD did not employ leverage. Similarly, any decrease in GSBD’s income would cause net income to decline more sharply than it would have had GSBD not borrowed. Such a decline could negatively affect GSBD’s ability to make distributions to its common stockholders. In addition, GSBD would have to service any additional debt that it incurs, including interest expense on debt and dividends on preferred stock that GSBD may issue, as well as the fees and costs related to the entry into or amendments to debt facilities. These expenses (which may be higher than the expenses on GSBD’s current borrowings in a rising interest rate environment) would decrease net investment income, and GSBD’s ability to pay such expenses will depend largely on GSBD’s financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, leverage will increase the management fee payable to GSAM, which is based on GSBD’s gross assets, including those assets acquired through the use of leverage but excluding cash and cash equivalents. Additionally, GSBD will be able to incur additional leverage if GSBD is able to obtain exemptive relief from the SEC to exclude the debt of any small business investment company (“SBIC”) subsidiary GSBD may form in the future from the leverage requirements otherwise applicable to BDCs. GSBD has not yet applied to the Small Business Administration (the “SBA”) for approval to form a SBIC and has not yet applied for exemptive relief from the SEC. GSBD can offer no assurances as to whether or when GSBD will be able to form a SBIC subsidiary or obtain such exemptive relief.

In addition to having fixed-dollar claims on GSBD’s assets that are superior to the claims of GSBD’s common stockholders, any obligations to the lenders will be secured by a first priority security interest in GSBD’s portfolio of investments and cash. In the case of a liquidation event, those lenders would receive proceeds to the extent of their security interest before any distributions are made to GSBD stockholders. Furthermore, the GSBD Credit Facility imposes, and any credit agreement or other debt financing agreement into which GSBD may enter may impose, financial and operating covenants that restrict its investment activities (including restrictions on industry concentrations), remedies on default and similar matters. In connection with borrowings, GSBD’s lenders may also require GSBD to pledge assets.

Lastly, GSBD may be unable to obtain its desired leverage, which would, in turn, affect stockholders’ return on investment.

At GSBD’s 2018 annual meeting of stockholders held on June 15, 2018, GSBD stockholders approved the proposal to apply the modified asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, (1) GSBD is now required to maintain asset coverage for its senior securities of 150% (if certain requirements are met) rather than 200% and (2) GSBD and GSAM have reduced the management fee from 1.50% (0.375% per quarter) to 1.00% (0.25% per quarter) on the average value of GSBD’s gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters.

The following table illustrates the effect of leverage on returns from an investment in GSBD’s common stock assuming various annual returns on GSBD’s portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on GSBD’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to GSBD common stockholder(1)	(31.81)%	(18.83)%	(5.86)%	7.11%	20.08%

(1)

Based on (i) $1,543.20 million in total assets including debt issuance costs as of March 31, 2020, (ii) $917.80 million in outstanding indebtedness as of March 31, 2020, (iii) $594.86 million in net assets as of March 31, 2020 and (iv) an annualized average interest rate on GSBD’s indebtedness, as of March 31, 2020, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.80%.

GSBD operates in a highly competitive market for investment opportunities.

A number of entities, including the other GS BDCs, compete with GSBD to make the types of investments that GSBD makes in middle-market companies. GSBD competes with other BDCs, commercial and investment banks, commercial financing companies, CLOs, private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of GSBD’s competitors are more experienced, substantially larger and have considerably greater financial, technical and marketing resources than GSBD does. Some competitors may have a lower cost of funds and access to funding sources that are not available to GSBD. In addition, some of GSBD’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than GSBD. Furthermore, certain of GSBD’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on GSBD as a BDC and that the Code imposes on GSBD as a RIC. Additionally, an investment opportunity may be appropriate for one or more of GSBD and the other GS BDCs or any other Accounts and co-investment may not be possible. In these instances GSAM will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Also, as a result of this competition, GSBD may not be able to secure attractive investment opportunities from time to time.

GSBD does not seek to compete primarily based on the interest rates GSBD offers and GSAM believes that some of GSBD’s competitors may make loans with interest rates that are comparable to or lower than the rates GSBD offers. Rather, GSBD competes with its competitors based on GSBD’s reputation in the market, its existing investment platform, the seasoned investment professionals of GSAM, its experience and focus on middle-market companies, its disciplined investment philosophy, its extensive industry focus and relationships and its flexible transaction structuring.

GSBD may lose investment opportunities if GSBD does not match its competitors’ pricing, terms and structure. If GSBD matches its competitors’ pricing, terms and structure, GSBD may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, GSBD may make investments that are on less favorable terms than what GSBD may have originally anticipated, which may impact its return on these investments. GSBD cannot assure investors that the competitive pressures GSBD faces will not have a material adverse effect on its business, financial condition and results of operations.

GSAM will be paid the management fee even if the value of stockholders’ investments declines and GSAM’s incentive fee may create incentives for it to make certain kinds of investments.

The management fee is payable even in the event the value of your investment declines. The management fee is calculated as a percentage of the average value of GSBD’s gross assets including borrowed funds (excluding cash or cash equivalents) at the end of the prior two completed calendar quarters. Accordingly, the management fee is payable regardless of whether the value of GSBD’s gross assets and/or your investment has decreased during the then-current quarter and creates an incentive for GSAM to incur leverage.

In addition, the incentive fee payable by GSBD to GSAM may create an incentive for GSAM to make investments on GSBD’s behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage, which will tend to enhance returns where GSBD’s portfolio has positive returns. GSAM receives the incentive fee based, in part, upon capital gains realized on GSBD’s investments. As a result, GSAM may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income-producing securities. Such a practice could result in GSBD’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by GSBD to GSAM also may create an incentive for GSAM to invest on GSBD’s behalf in instruments that have a deferred interest feature. Under these investments, GSBD accrues the interest over the life of the investment but does not receive the cash income from the investment until the end of the term.

GSBD’s net investment income used to calculate the income portion of its incentive fee, however, includes accrued interest. Thus, a portion of this incentive fee is based on income that GSBD has not yet received in cash. This risk could be increased because GSAM is not obligated to reimburse GSBD for any incentive fees received even if GSBD subsequently incurs losses or never receives in cash the accrued income (including accrued income with respect to original issue discount (“OID”), payment-in-kind (“PIK”) interest and zero coupon securities).

When GSBD uses financial leverage, the management fees payable to GSAM will be higher than if GSBD did not use leverage, irrespective of the return on the incremental assets. In addition, as leverage generally would magnify positive returns, if any, on GSBD’s portfolio, as noted above, the use of leverage may cause GSBD’s net investment income to exceed the quarterly hurdle rate for the incentive fee on income payable to GSAM at a lower average return on GSBD’s portfolio.

The incentive fee based on income takes into account GSBD’s past performance.

The incentive fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to GSBD’s aggregate net investment income, as adjusted, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (such period the “GSBD Trailing Twelve Quarters”). The effect of calculating the incentive fee using reference to the GSBD Trailing Twelve Quarters is that, in certain limited circumstances, an incentive fee based on income will be payable to GSAM although GSBD’s net income for such quarter did not exceed the hurdle rate or the incentive fee will be higher than it would have been if calculated based on GSBD’s performance for the applicable quarter without taking into account the GSBD Trailing Twelve Quarters. For example, if GSBD experiences a net loss for any particular quarter, an incentive fee may still be paid to GSAM if such net loss is less than the net loss for the most recent quarter that preceded the GSBD Trailing Twelve Quarters. In such circumstances, GSAM would be entitled to an incentive fee whereas it would not have been entitled to an incentive fee if calculated solely on the basis of GSBD’s performance for the applicable quarter.

GSBD incurs significant costs as a result of being a public company.

GSBD incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements may place a strain on GSBD’s systems and resources. The Exchange Act requires that GSBD file annual, quarterly and current reports with respect to GSBD’s business and financial condition. The Sarbanes-Oxley Act requires that GSBD maintain effective disclosure controls and procedures and internal control over financial reporting, which requires significant resources and management oversight. GSBD is implementing additional procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on GSBD’s business, financial condition, results of operations and cash flows. GSBD has incurred, and expects to incur in the future, significant additional annual expenses related to these steps and directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to the Administrator to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses associated with being a public company.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect GSBD and the market price of its securities.

GSBD is subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, GSBD is required to report on internal control over financial reporting pursuant to

Section 404 of the Sarbanes-Oxley Act and regulations of the SEC thereunder, and GSBD’s independent registered public accounting firm must audit the effectiveness of internal controls over financial reporting. GSBD is required to review on an annual basis its internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in its internal control over financial reporting.

As a result, GSBD incurs additional expenses that may negatively impact its financial performance and its ability to make distributions. This process also may result in a diversion of management’s time and attention. GSBD cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on its operations, and GSBD may not be able to ensure that the process is effective or that its internal control over financial reporting is or will be effective in a timely manner. In the event that GSBD is unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, GSBD and the market price of GSBD Common Stock would be adversely affected.

Potential conflicts of interest with other businesses of Goldman Sachs could impact GSBD’s investment returns.

There are significant potential conflicts of interest that could negatively impact GSBD’s investment returns. A number of these potential conflicts of interest with affiliates of GSAM and Group Inc. are discussed in more detail elsewhere in this joint proxy statement/prospectus.

Group Inc., including its affiliates and personnel, is a BHC and a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loans and other markets in which GSBD invests or may invest. Such additional businesses and interests will likely give rise to potential conflicts of interest and may restrict the way GSBD operates its business. For example, (1) GSBD may not be able to conduct transactions relating to investments in portfolio companies because GSAM is not permitted to obtain or use material nonpublic information in effecting purchases and sales in public securities transactions for GSBD or (2) Goldman Sachs, the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with GSBD (subject to any limitations under the law), and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities or other assets or instruments as GSBD. Transactions by, advice to and activities of such accounts (including potentially Goldman Sachs acting on a proprietary basis), may involve the same or related companies, securities or other assets or instruments as those in which GSBD invests and may negatively affect GSBD (including its ability to engage in a transaction or other activities) or the prices or terms at which its transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an account that is considering entering into a transaction with GSBD, and Goldman Sachs may advise the account not to pursue the transaction with GSBD, or otherwise in connection with a potential transaction provide advice to the account that would be adverse to GSBD. See “—GSAM, its principals, investment professionals and employees and the members of its Investment Committee have certain conflicts of interest” and “—GSBD’s ability to enter into transactions with its affiliates is restricted.” In addition, GS & Co. may, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the 1940 Act, receive compensation from GSBD or from the borrowers if GSBD makes any investments based on opportunities that such employees or personnel of GS & Co. have referred to GSBD. Such compensation might incentivize GS & Co. or its employees or personnel to refer opportunities or to recommend investments that might otherwise be unsuitable for GSBD. Further, any such compensation paid by GSBD, or paid by the borrower (to which GSBD would otherwise have been entitled) in connection with such investments, may negatively impact its returns. Furthermore, Goldman Sachs is currently, and in the future expects to be, raising capital for new public and private investment vehicles that have, or when formed will have, the primary purpose of middle-market direct lending. These investment vehicles, as well as existing investment vehicles (including the other GS BDCs), will compete with GSBD for investments. Although GSAM and its affiliates will endeavor to allocate investment opportunities among their clients, including GSBD, in a fair and equitable manner and consistent with applicable allocation procedures, it is expected that, in the future, GSBD may not be given the opportunity to participate in investments made by other accounts or that GSBD may participate in such investments to a lesser extent due to participation by such other accounts.

In addition, Goldman Sachs or another investment account or vehicle managed or controlled by Goldman Sachs may hold securities, loans or other instruments of a portfolio company in a different class or a different part of the capital structure than securities, loans or other instruments of such portfolio company held by GSBD. As a result, Goldman Sachs or such other investment account or vehicle may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of its own account, that could have an adverse effect on GSBD. In addition, to the extent Goldman Sachs has invested in a portfolio company for its own account, Goldman Sachs may limit the transactions engaged in by GSBD with respect to such portfolio company or issuer for reputational, legal, regulatory or other reasons.

Goldman Sachs has influence, and may continue to exert influence, over GSBD’s management and affairs and over most votes requiring stockholder approval.

Group Inc. has owned a significant portion of GSBD Common Stock since the inception of GSBD’s operations. As of March 31, 2020, Group Inc. owned approximately 16.05% of GSBD Common Stock. Group Inc. and its affiliates, may in the future acquire additional shares of GSBD Common Stock in the open market, but will limit its collective ownership to below 25.0% of GSBD Common Stock. Therefore, Group Inc. is able to exert, and may be able to continue to exert, influence over GSBD’s management and policies and have significant voting influence on most votes requiring stockholder approval. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of GSBD, could deprive its stockholders of an opportunity to receive a premium for their common stock as part of a sale of GSBD and might ultimately affect the market price of GSBD Common Stock. GSAM has the authority to vote securities held by Group Inc., including on matters that may present a conflict of interest between GSAM and other stockholders.

The GSBD Board may change GSBD’s investment objective, operating policies and strategies without prior notice or stockholder approval.

The GSBD Board has the authority to modify or waive certain of GSBD’s operating policies and strategies without prior notice (except as required by the 1940 Act or other applicable laws) and without stockholder approval. However, absent stockholder approval, GSBD may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. GSBD cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and market price of its securities. Nevertheless, the effects may adversely affect GSBD’s business and impact its ability to make distributions or make payments with respect to GSBD’s indebtedness.

Changes in laws or regulations governing GSBD’s operations or the operations of its portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, or any failure by GSBD or its portfolio companies to comply with these laws or regulations, could require changes to certain of GSBD’s or its portfolio companies’ business practices, negatively impact GSBD’s or its portfolio companies’ operations, cash flows or financial condition, impose additional costs on GSBD or its portfolio companies or otherwise adversely affect GSBD’s business or the business of its portfolio companies.

GSBD and its portfolio companies are subject to regulation at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, are likely to change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations, or any failure by GSBD or its portfolio companies to comply with these laws or regulations, could require changes to certain of GSBD’s or its portfolio companies’ business practices, negatively impact GSBD’s or its portfolio companies’ operations, cash flows or financial condition, impose additional costs on GSBD or its portfolio companies or otherwise adversely affect GSBD’s business or the business of its portfolio companies. In addition to the legal, tax and regulatory changes that are expected to occur, there may be unanticipated changes and uncertainty regarding any such changes. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding certain legislation and the regulations that have been adopted and future regulations that will need to be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on GSBD and the markets in which GSBD trades and invests is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.

The Dodd-Frank Act impacts many aspects of the financial services industry. Many of the provisions of the Dodd-Frank Act have been implemented, while others will still require final rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on GSBD and its portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including current rules and regulations and proposed rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of GSBD and its portfolio companies, impose additional costs on GSBD and its portfolio companies, intensify the regulatory supervision of GSBD and its portfolio companies or otherwise adversely affect GSBD’s business or the business of its portfolio companies.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact GSBD’s operations, cash flows or financial condition, impose additional costs on GSBD, intensify the regulatory supervision of GSBD or otherwise adversely affect its business.

On March 23, 2018, President Trump signed into law the SBCAA, which modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs from 200% to 150%, subject to certain approval and disclosure requirements (including either stockholder approval or approval of both a majority of the directors who have no financial interest in the matter and a majority of the directors who are not “interested persons,” as defined in the 1940 Act, of the BDC). On May 1, 2018, the GSBD Board approved the submission to stockholders of a proposal to approve the application of the modified asset coverage requirements at GSBD’s 2018 annual meeting of stockholders. On June 15, 2018, GSBD stockholders approved the application of the modified asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. See “—Regulations governing GSBD’s operation as a BDC affect its ability to raise, and the way in which GSBD raises, additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective.”

The Tax Cuts and Jobs Act could have a negative effect on GSBD, GSBD’s subsidiaries, its portfolio companies and the holders of its securities.

On December 22, 2017, President Trump signed H.R. 1 (the “Tax Cuts and Jobs Act”) into law. The Tax Cuts and Jobs Act makes significant changes to the United States income tax rules applicable to both individuals and entities, including corporations. The Tax Cuts and Jobs Act includes provisions that, among other things, reduce the U.S. corporate tax rate, introduce a capital investment deduction, limit the interest deduction, limit the use of net operating losses to offset future taxable income and make extensive changes to the U.S. international tax system. The Tax Cuts and Jobs Act is complex and far-reaching, and GSBD cannot predict the impact its enactment will have on GSBD, GSBD’s subsidiaries, its portfolio companies and the holders of its securities.

GSAM can resign on 60 days’ notice. GSBD may not be able to find a suitable replacement within that time, resulting in a disruption in GSBD’s operations that could adversely affect its financial condition, business and results of operations.

GSAM has the right, under the GSBD Investment Management Agreement, to resign at any time upon 60 days’ written notice, regardless of whether GSBD has found a replacement. If GSAM resigns, GSBD may not be able to find a new external investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If GSBD is unable to do so quickly, its operations are likely to experience a disruption, GSBD’s financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected, and the market price of GSBD’s securities may decline.

GSAM’s responsibilities and its liability to GSBD are limited under the GSBD Investment Management Agreement, which may lead GSAM to act in a riskier manner on GSBD’s behalf than it would when acting for its own account.

GSAM has not assumed any responsibility to GSBD other than to render the services described in the GSBD Investment Management Agreement, and it will not be responsible for any action of the GSBD Board in declining to follow GSAM’s advice or recommendations. Pursuant to the GSBD Investment Management Agreement, GSAM and its directors, members, stockholders, partners, officers, employees or controlling persons will not be liable to GSBD for its acts under the GSBD Investment Management Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the GSBD Investment Management Agreement. These protections may lead GSAM to act in a riskier manner when acting on GSBD’s behalf than it would when acting for its own account. See “—GSAM will be paid the management fee even if the value of stockholders’ investments declines and GSAM’s incentive fee may create incentives for it to make certain kinds of investments.”

GSBD’s ability to enter into transactions with its affiliates is restricted.

As a BDC, GSBD is prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of a majority of the GSBD Independent Directors who have no financial interest in the transaction or, in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of GSBD’s outstanding voting securities is deemed GSBD’s affiliate for purposes of the 1940 Act and, if this is the only reason such person is GSBD’s affiliate, GSBD is generally prohibited from buying any asset from or selling any asset (other than GSBD’s capital stock) to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of the GSBD Independent Directors or, in some cases, the prior approval of the SEC. Moreover, except in certain limited circumstances, GSBD is prohibited from buying any asset from or selling any asset to a holder of more than 25% of GSBD’s voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

In certain circumstances, negotiated co-investments may be made only pursuant to an order from the SEC permitting GSBD to do so. On January 4, 2017, GSBD received an exemptive order from the SEC that permits GSBD to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM, in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. As a result of such order, there could be significant overlap in GSBD’s investment portfolio and the investment portfolios of the other GS BDCs and/or other Accounts. Additionally, if

GSAM advises other vehicles in the future, GSBD may co-invest on a concurrent basis with such other affiliates, subject to compliance with the exemptive relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures.

GSBD may experience fluctuations in its quarterly results.

GSBD could experience fluctuations in its quarterly operating results due to a number of factors, including interest rates payable on debt investments GSBD makes, default rates on such investments, the level of GSBD’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which GSBD encounters competition in certain markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods or the full fiscal year.

The continued uncertainty related to the sustainability and pace of economic recovery in the U.S. and globally could have a negative impact on GSBD’s business.

GSBD’s business is directly influenced by the economic cycle, and could be negatively impacted by a downturn in economic activity in the United States as well as globally. Fiscal and monetary actions taken by U.S. and non-U.S. government and regulatory authorities could have a material adverse impact on GSBD’s business. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, GSBD’s business, financial condition and results of operations could be adversely affected. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, along with the general policies of the current Presidential administration, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect GSBD’s business.

GSBD’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.

Goldman Sachs is a BHC under the Bank Holding Company Act of 1956, as amended (the “BHCA”) and therefore subject to supervision and regulation by the Federal Reserve. In addition, Goldman Sachs is an FHC under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because Goldman Sachs may be deemed to “control” GSBD within the meaning of the BHCA, these restrictions could apply to GSBD as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict GSBD’s investments, transactions and operations and may restrict the transactions and relationships between GSAM, Goldman Sachs and their affiliates, on the one hand, and GSBD on the other hand. For example, the BHCA regulations applicable to Goldman Sachs and GSBD may, among other things, restrict its ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of its investments and restrict GSBD’s and GSAM’s ability to participate in the management and operations of the companies in which GSBD invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Goldman Sachs and its affiliates (including GSAM) for client and proprietary accounts may need to be aggregated with positions held by GSBD. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require GSBD to limit and/or liquidate certain investments.

These restrictions may materially adversely affect GSBD by, among other things, affecting GSAM’s ability to pursue certain strategies within GSBD’s investment program or trade in certain securities. In addition,

Goldman Sachs may cease in the future to qualify as an FHC, which may subject GSBD to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and GSBD, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on GSBD.

Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting GSBD and/or GSAM in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulations or other restrictions on, Goldman Sachs, GSBD or other Accounts. Goldman Sachs may seek to accomplish this result by causing GSAM to resign as GSBD’s investment adviser, voting for changes to the GSBD Board, causing Goldman Sachs personnel to resign from the GSBD Board, reducing the amount of Goldman Sachs’ investment in GSBD (if any), revoking GSBD’s right to use the Goldman Sachs name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by GSBD may be unaffiliated with Goldman Sachs.

Recent Commodity Futures Trading Commission rules may have a negative impact on GSBD and GSAM.

The Commodity Futures Trading Commission (the “CFTC”) and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause GSBD to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. GSAM has claimed relief from CFTC registration and regulation as a commodity pool operator pursuant to CFTC Rule 4.5 with respect to GSBD’s operations, with the result that GSBD will be limited in its ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, CFTC Rule 4.5 imposes strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of GSBD’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of GSBD’s portfolio. Moreover, GSBD anticipates entering into transactions involving such derivatives to a very limited extent solely for hedging purposes or otherwise within the limitations of CFTC Rule 4.5.

GSBD is dependent on information systems, and systems failures, as well as operating failures, could significantly disrupt GSBD’s business, which may, in turn, negatively affect its liquidity, financial condition or results of operations.

GSBD’s business is dependent on GSAM’s and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of the Investment Advisory Agreement or an agreement with any third party service providers, could cause delays or other problems in GSBD’s activities. GSBD’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond GSBD’s control and adversely affect its business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber attacks.

In addition to GSBD’s dependence on information systems, poor operating performance by its service providers could adversely impact GSBD.

These events, in turn, could have a material adverse effect on GSBD’s operating results and negatively affect the market price of its securities and its ability to pay distributions to its stockholders.

Terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which GSBD invests and harm GSBD’s business, operating results and financial condition.

Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt GSBD’s operations, as well as the operations of the businesses in which GSBD invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which GSBD invests directly or indirectly and, in turn, could have a material adverse impact on GSBD’s business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.

Cybersecurity risks and cyber incidents may adversely affect GSBD’s business by causing a disruption to its operations, a compromise or corruption of its confidential information and/or damage to its business relationships, all of which could negatively impact GSBD’s business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of GSBD’s information resources. These incidents may be an intentional attack or an unintentional event and could involve a third party or GSBD’s own personnel gaining unauthorized access to its information systems for purposes of obtaining ransom payments, misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for loss or misappropriation of data, stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to GSBD’s reputation or business relationships. As GSBD’s reliance on technology has increased, so have the risks posed to its information systems, both internal and those provided by Goldman Sachs and third party service providers. Goldman Sachs and these third party service providers have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as GSBD’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that GSBD’s financial results, operations or confidential information will not be negatively impacted by such an incident.

There are risks associated with any potential merger with or purchase of assets of another fund, including this Merger.

GSAM recommended the Merger to the GSBD Board and may in the future recommend to the GSBD Board that GSBD merge with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by GSAM (including another BDC). GSBD does not expect that GSAM would recommend any such merger or asset purchase unless it determines that it would be in GSBD’s best interests, with such determination dependent on factors it deems relevant, which may include historical and projected financial performance of GSBD and any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset purchase would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds. If GSAM is the investment adviser of both funds, as in this Merger, various conflicts of interest exist with respect to such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to GSAM by GSBD and by the entity resulting from such a merger or asset sale or efficiencies or other benefits to GSAM as a result of managing a single, larger fund instead of two separate funds.

GSBD’s ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

In November 2019, the SEC published a proposed rulemaking regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions). If adopted as proposed, BDCs that use derivatives would be subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the BDC qualified as a “limited derivatives user,” as defined in the SEC’s proposal. A BDC that enters into reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the BDC’s asset coverage ratio. Under the proposed rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. If the BDC cannot meet this test, it is required to treat unfunded commitments as a derivatives transaction subject to the requirements of the rule. Collectively, these proposed requirements, if adopted, may limit GSBD’s ability to use derivatives and/or enter into certain other financial contracts.

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and GSBD’s investments.

The decision made in the United Kingdom referendum in June 2016 to leave the European Union (commonly known as “Brexit”) has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. On January 31, 2020, the United Kingdom withdrew from the European Union subject to a withdrawal agreement that permits the United Kingdom to effectively remain in the European Union from an economic perspective during a transition phase that expires at the end of 2020. During this transition phase, the United Kingdom and the European Union will seek to negotiate and finalize a new, more permanent trade deal. Consequently, due to this political uncertainty, it is not possible to anticipate whether the United Kingdom and the European Union will be able to agree on and implement a new trade agreement or what the nature of such trade arrangement will be. In the event that no agreement is reached, the relationship between the United Kingdom and the European Union would be based on the World Trade Organization rules. While certain measures are being proposed and/or will be introduced, at the European Union level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. Notwithstanding the foregoing, the extent and process by the United Kingdom to exit the European Union, and the longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the European Union remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The mid-to-long-term uncertainty may have a negative effect on the performance of any investments in issuers that are economically tied to the United Kingdom or Europe. Additionally, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on the ability of GSBD and its portfolio companies to execute their respective strategies and to receive attractive returns.

Certain investors are limited in their ability to make significant investments in GSBD.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of GSBD’s total outstanding voting stock (measured at the time of the acquisition, including through conversion of convertible securities). Investment companies registered under the 1940 Act and BDCs are also subject to this restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in GSBD’s securities. As a result, certain investors may be precluded from acquiring additional shares, at a time that they might desire to do so.

Stockholders may be subject to filing requirements under the Exchange Act as a result of their investment in GSBD.

Ownership information for any person or group that beneficially owns more than 5% of GSBD Common Stock will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. Although GSBD will provide in its quarterly statements the amount of outstanding stock, the responsibility for determining the filing obligation and preparing the filing remains with the investor. In addition beneficial owners of 10% or more of GSBD Common Stock will be subject to reporting obligations under Section 16(a) of the Exchange Act.

Stockholders may be subject to the short-swing profits rules under the Exchange Act as a result of their investment in GSBD.

Persons with the right to appoint a director or who beneficially own more than 10% of GSBD Common Stock may be subject to Section 16(b) of the Exchange Act, which recaptures for GSBD’s benefit profits from the purchase and sale of stock registered under the Exchange Act within a six-month period.

Risks Relating to GSBD’s Portfolio Company Investments

GSBD’s investments are very risky and highly speculative.

GSBD invests primarily through direct originations of secured debt, including first lien, unitranche, and last-out portions of such loans; second lien debt; unsecured debt, including mezzanine debt; and select equity investments. The securities in which GSBD invests typically are not rated by any rating agency, and if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or S&P), which is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Investments that are rated below investment grade are sometimes referred to as “junk bonds,” “high yield bonds” or “leveraged loans.” Therefore, GSBD’s investments may result in an above average amount of risk and volatility or loss of principal. GSBD also may invest in other assets, including U.S. government securities and structured securities. These investments entail additional risks that could adversely affect GSBD’s investment returns.

Secured Debt. When GSBD makes a secured debt investment, GSBD generally takes a security interest in the available assets of the portfolio company, including the equity interests of any subsidiaries, which GSBD expects to help mitigate the risk that GSBD will not be repaid. However, there is a risk that the collateral securing GSBD’s debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, GSBD’s lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. Consequently, the fact that GSBD’s debt is secured does not guarantee that GSBD will receive principal and interest payments according to the debt investment’s terms, or at all, or that GSBD will be able to collect on the loan, in full or at all, should GSBD enforce its remedies.

Unsecured Debt, including Mezzanine Debt. GSBD’s unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When GSBD invests in secured debt or unsecured debt, including mezzanine debt, GSBD may acquire equity securities from the company in which GSBD makes the investment. In addition, GSBD may invest in the equity securities of portfolio companies independent of any debt investment. GSBD’s goal is ultimately to dispose of such equity interests and realize gains upon GSBD’s disposition of such interests. However, the equity interests GSBD holds may not appreciate in value and, in fact, may decline in value. Accordingly, GSBD may not be able to realize gains from its equity interests, and any gains that GSBD does realize on the disposition of any equity interests may not be sufficient to offset any other losses GSBD experiences.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

•

such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that GSBD holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of GSBD’s realizing any guarantees it may have obtained in connection with GSBD’s investment;

•

such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on GSBD’s portfolio company and, in turn, on GSBD;

•

such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•

there is generally little public information about these companies, they and their financial information are not subject to the reporting requirements of the Exchange Act and other regulations that govern public companies and GSBD may be unable to uncover all material information about these companies, which may prevent GSBD from making a fully informed investment decision and cause GSBD to lose money on GSBD’s investments;

•

GSBD’s executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from GSBD’s investments in the portfolio companies; and

•

such companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness, including any debt securities held by GSBD, upon maturity.

Many of GSBD’s portfolio securities do not have a readily available market price, and GSBD values these securities at fair value as determined in good faith under procedures adopted by the GSBD Board, which valuation is inherently subjective and may not reflect what GSBD may actually realize for the sale of the investment.

The majority of GSBD’s investments are, and are expected to continue to be, in debt instruments that do not have readily ascertainable market prices. The fair value of assets that are not publicly traded or whose market prices are not readily available are determined in good faith under procedures adopted by the GSBD Board. The GSBD Board utilizes the services of independent third party valuation firms (“Independent Valuation Advisors”) in determining the fair value of a portion of the securities in GSBD’s portfolio as of each quarter end. Investment professionals from GSAM also prepare portfolio company valuations using sources and/or proprietary models depending on the availability of information on GSBD’s assets and the type of asset being valued, all in accordance with GSBD’s valuation policy. The participation of GSAM in GSBD’s valuation process could result in a conflict of interest, since the management fee is based in part on GSBD’s gross assets and also because GSAM is receiving a performance-based incentive fee.

Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, it may be more difficult for investors to value accurately GSBD’s investments and could lead to undervaluation or overvaluation of GSBD Common Stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

GSBD’s NAV as of a particular date may be materially greater than or less than the value that would be realized if GSBD’s assets were to be liquidated as of such date. For example, if GSBD was required to sell a certain asset or all or a substantial portion of GSBD’s assets on a particular date, the actual price that GSBD would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in GSBD’s NAV. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in GSBD’s NAV.

The lack of liquidity in GSBD’s investments may adversely affect its business.

Various restrictions render GSBD’s investments relatively illiquid, which may adversely affect its business. As GSBD generally makes investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. GSAM is not permitted to obtain or use material nonpublic information in effecting purchases and sales in public securities transactions for GSBD, which could create an additional limitation on the liquidity of GSBD’s investments. The illiquidity of GSBD’s investments may make it difficult for GSBD to sell such investments if the need arises. Therefore, if GSBD is required to or desires to liquidate all or a portion of its portfolio quickly, GSBD could realize significantly less than the value at which GSBD has recorded its investments or could be unable to dispose of its investments in a timely manner or at such times as GSBD deems advisable.

GSBD’s portfolio may be focused in a limited number of portfolio companies, which will subject GSBD to a risk of significant loss if any of these companies default on their obligations under any of their debt instruments or if there is a downturn in a particular industry.

GSBD is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that GSBD is not limited by the 1940 Act with respect to the proportion of its assets that GSBD may invest in securities of a single issuer, excluding limitations on investments in certain other financial and investment companies. To the extent that GSBD assumes large positions in the securities of a small number of issuers or industries, GSBD’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. GSBD may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the aggregate returns GSBD realizes may be significantly adversely affected if a small number of investments perform poorly or if GSBD needs to write down the value of any one investment. Additionally, a downturn in any particular industry in which GSBD is invested could significantly affect its aggregate returns. Further, any industry in which GSBD is meaningfully concentrated at any given time could be subject to significant risks that could adversely impact GSBD’s aggregate returns. For example, as of March 31, 2020, Health Care Providers & Services, together with Health Care Technology and Health Care Equipment &

Supplies, represented 22.2% of GSBD’s portfolio at fair value. GSBD’s investments in Health Care Providers & Services, Health Care Technology and Health Care Equipment & Supplies are subject to substantial risks, including, but not limited to, the risk that the laws and regulations governing the business of health care companies, and interpretations thereof, may change frequently. Current or future laws and regulations could force our portfolio companies engaged in health care to change their policies related to how they operate, restrict revenue, change costs, change reserve levels and change business practices. In addition, as of March 31, 2020, Software represented 8.3% of GSBD’s portfolio at fair value. GSBD’s investments in Software are subject to substantial risks, including, but not limited to, intense competition, changing technology, shifting user needs, frequent introductions of new products and services, competitors in different industries and ranging from large established companies to emerging startups, decreasing average selling prices of products and services resulting from rapid technological changes, cybersecurity risks and cyber incidents and various legal and regulatory risks.

GSBD may not be in a position to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of GSBD’s investments.

GSBD does not generally hold controlling equity positions in its portfolio companies. While GSBD is obligated as a BDC to offer to make managerial assistance available to its portfolio companies, there can be no assurance that management personnel of its portfolio companies will accept or rely on such assistance. To the extent that GSBD does not hold a controlling equity interest in a portfolio company, GSBD is subject to the risk that such portfolio company may make business decisions with which GSBD disagrees, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to GSBD’s interests. Due to the lack of liquidity for the debt and equity investments that GSBD typically holds in its portfolio companies, GSBD may not be able to dispose of its investments in the event GSBD disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of GSBD’s investments.

In addition, GSBD may not be in a position to control any portfolio company by investing in its debt securities. As a result, GSBD is subject to the risk that a portfolio company in which GSBD invests may make business decisions with which GSBD disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve GSBD’s interests as debt investors.

GSBD may be subject to risks associated with investments in real estate loans.

GSAM, on GSBD’s behalf, may periodically invest in loans related to real estate and real estate-related assets, and such investments will be subject to the risks inherent to investment in real estate-related assets generally. These risks include, but are not limited to, regional, national and international economic conditions; the supply and demand for properties; the financial resources of tenants, buyers and sellers of properties; changes in building, environmental, zoning and other laws and regulations; changes in real property tax rates; changes in interest rates and the availability of financing; which may render the sale or refinancing of properties difficult or impracticable; environmental liabilities; uninsured losses; acts of God; natural disasters; terrorist attacks; acts of war (declared and undeclared); strikes; and other factors which are beyond the control of GSAM and GSBD.

GSBD may be subject to risks associated with investments in energy companies.

The energy industry has been in a period of disruption and volatility that has been characterized by fluctuations in oil and gas prices and production levels. This disruption and volatility has led to, and future disruptions and volatility may lead to, decreases in the credit quality and performance of GSBD’s potential debt and equity investments in energy companies, which could, in turn, negatively impact the fair value of GSBD’s investments in energy companies. Any prolonged decline in oil and gas prices or production levels could adversely impact the ability of GSBD’s potential portfolio companies in the energy industry to satisfy financial or operating covenants that may be imposed by GSBD and other lenders or to make payments to GSBD as and when due, which could have a material adverse effect on GSBD’s business, financial condition and results of operations. In addition, energy companies are subject to supply and demand fluctuations in the markets in which they operate, which are impacted by numerous factors, including weather, use of renewable fuel sources, natural disasters, governmental regulation and general economic conditions, in addition to the effects of increasing regulation and general operational risks, any of which could have a material adverse effect on the performance and value of GSBD’s energy-related investments as well as its cash flows from such investments.

GSBD’s failure to make follow-on investments in its portfolio companies could impair the value of GSBD’s portfolio.

Following an initial investment in a portfolio company, GSBD may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part GSBD’s equity ownership percentage or debt participations;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of GSBD’s investment.

GSBD may elect not to make follow-on investments or may lack sufficient funds to make those investments.

GSBD will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and GSBD’s initial investment, or may result in a missed opportunity for GSBD to increase its participation in a successful operation. Even if GSBD has sufficient capital to make a desired follow-on investment, GSBD may elect not to make a follow-on investment because GSBD may not want to increase its concentration of risk, because GSBD prefers other opportunities or because GSBD is inhibited by compliance with BDC requirements, compliance with covenants contained in the agreements governing its indebtedness or compliance with the requirements for maintenance of GSBD’s RIC status.

GSBD’s portfolio companies may prepay loans, which may reduce stated yields in the future if the capital returned cannot be invested in transactions with equal or greater expected yields.

Certain of the loans GSBD makes are prepayable at any time, with some prepayable at no premium to par. GSBD cannot predict when such loans may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that permit such company to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating-rate loans may increase if other financing sources are available. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for GSBD in the future below the current yield disclosed for GSBD’s portfolio if the capital returned cannot be invested in transactions with equal or greater expected yields.

Investments in common and preferred equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

Although common stock has historically generated higher average total returns than fixed income securities over the long term, common stock also has experienced significantly more volatility in those returns. GSBD’s equity investments may fail to appreciate and may decline in value or become worthless, and GSBD’s ability to recover its investment will depend on its portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•

any equity investment GSBD makes in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, GSBD may not recover its investment; and

•

in some cases, equity securities in which GSBD invests will not pay current dividends, and GSBD’s ability to realize a return on its investment, as well as to recover its investment, will be dependent on the success of the portfolio company.

Even if the portfolio company is successful, GSBD’s ability to realize the value of its investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or GSBD can otherwise sell its investment. In addition, the equity securities GSBD receives or invests in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•

preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If GSBD owns a preferred security that is deferring its distributions, GSBD may be required to report income for tax purposes before GSBD receives such distributions;

•	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

•	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when GSBD invests in debt securities, GSBD may acquire warrants or other equity securities as well. GSBD’s goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests GSBD receives may not appreciate in value and, in fact, may decline in value. Accordingly, GSBD may not be able to realize gains from its equity interests and any gains that GSBD does realize on the disposition of any equity interests may not be sufficient to offset any other losses GSBD experiences.

GSBD may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and, to the extent GSBD so invests, will bear GSBD’s ratable share of any such company’s expenses, including management and performance fees. GSBD will also remain obligated to pay the management fee and incentive fee to GSAM with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of GSBD’s common stockholders will bear his or her share of the management fee and incentive fee due to GSAM as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

By originating loans to companies that are experiencing significant financial or business difficulties, GSBD may be exposed to distressed lending risks.

As part of GSBD’s lending activities, GSBD may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to GSBD, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that GSBD will correctly evaluate the value of the assets collateralizing

GSBD’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that GSBD funds, GSBD may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by GSBD to the borrower.

GSBD may be exposed to special risks associated with bankruptcy cases.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to GSBD’s interests. Furthermore, there are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower; it is subject to unpredictable and lengthy delays; and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest its capital adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, GSBD could become subject to a lender’s liability claim, if, among other things, the borrower requests significant managerial assistance from GSBD and GSBD provides such assistance as contemplated by the 1940 Act.

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of GSBD’s portfolio, which in turn would affect its results of operations.

As a BDC, GSBD is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith under procedures adopted by the GSBD Board. GSBD may take into account the following types of factors, if relevant, in determining the fair value of GSBD’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow (taking into consideration current market interest rates and credit spreads), the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, GSBD uses the pricing indicated by the external event to corroborate its valuation. While most of GSBD’s investments are not publicly traded, applicable accounting standards require GSBD to assume as part of its valuation process that GSBD’s investments are sold in a principal market to market participants (even if GSBD plans on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect GSBD’s investment valuations. Decreases in the market values or fair values of GSBD’s investments are recorded as unrealized depreciation. The effect of all of these factors on GSBD’s portfolio can reduce GSBD’s NAV by increasing net unrealized depreciation in its portfolio. Depending on market conditions, GSBD could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on GSBD’s business, financial condition and results of operations.

Economic recessions or downturns could impair GSBD’s portfolio companies and harm its operating results.

GSBD’s portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay GSBD’s loans during these periods. Therefore, during these periods GSBD’s non-performing assets may increase and the value of its portfolio may decrease if GSBD is required to write down the values of its investments. Adverse economic conditions may also decrease the value of collateral securing some of GSBD’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in GSBD’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase GSBD’s funding costs, limit GSBD’s access to the capital markets or result in a decision by lenders not to extend credit to GSBD. These events could prevent GSBD from increasing investments and harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by GSBD or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s assets representing collateral for its obligations. This could trigger cross defaults under other agreements and jeopardize GSBD’s portfolio company’s ability to meet its obligations under the debt that GSBD holds and the value of any equity securities GSBD owns. GSBD may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

GSBD’s portfolio companies may have incurred or issued, or may in the future incur or issue, debt or equity securities that rank equally with, or senior to, GSBD’s investments in such companies, which could have an adverse effect on GSBD in any liquidation of the portfolio company.

GSBD’s portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, GSBD’s investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which GSBD is entitled to receive payments in respect of GSBD’s investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying GSBD’s investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to GSBD’s investment in that portfolio company typically are entitled to receive payment in full before GSBD receives any distribution in respect of its investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to GSBD. In the case of securities ranking equally with GSBD’s investments, GSBD would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that GSBD makes to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt, which will be secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before GSBD. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then GSBD, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights GSBD may have with respect to the collateral securing any junior priority loans GSBD makes to its portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that GSBD enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, GSBD may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. GSBD may not have the ability to control or direct such actions, even if GSBD’s rights as a junior lender are adversely affected. In addition, a bankruptcy court may choose not to enforce an intercreditor agreement or other arrangement with creditors. Similar risks to the foregoing may apply where GSBD holds the last-out piece of a unitranche loan.

GSBD may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before GSBD. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy GSBD’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then GSBD’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

GSBD’s portfolio companies may be highly leveraged.

Some of GSBD’s portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to GSBD as an investor. These companies may be subject to restrictive financial and operating covenants, and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

GSBD’s investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

GSBD’s investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. Investing in non-U.S. companies may expose GSBD to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.

Although most of GSBD’s investments are denominated in U.S. dollars, GSBD’s investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. GSBD may employ hedging techniques to minimize these risks, but GSBD cannot assure you that such strategies will be effective or without risk to GSBD.

GSBD may be exposed to risks if it engages in hedging transactions.

Subject to applicable provisions of the 1940 Act and applicable CFTC regulations, GSBD may enter into hedging transactions in a manner consistent with SEC guidance, which may expose GSBD to risks associated with such transactions. Such hedging may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of GSBD’s portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counterparty credit risk.

Hedging against a decline in the values of GSBD’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that GSBD is not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions GSBD may enter into will depend on its ability to correctly predict movements in currencies and interest rates. Therefore, while GSBD may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if GSBD had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, GSBD may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent GSBD from achieving the intended hedge and expose GSBD to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “—Risks Relating to GSBD’s Business and Structure—GSBD is exposed to risks associated with changes in interest rates.”

GSBD may form one or more CLOs, which may subject GSBD to certain structured financing risks.

To the extent permissible under risk retention rules adopted pursuant to Section 941 of the Dodd-Frank Act and applicable provisions of the 1940 Act, to finance investments, GSBD may securitize certain of GSBD’s investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. Any interest in any such CLO held by GSBD may be considered a “non-qualifying asset” for purposes of Section 55 of the 1940 Act.

If GSBD creates a CLO, GSBD will depend on distributions from the CLO’s assets out of its earnings and cash flows to enable GSBD to make distributions to its stockholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict GSBD’s ability, as holder of a CLO’s equity interests, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower, or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO, or cash flow may be completely restricted for the life of the CLO. If GSBD does not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining GSBD’s RIC status, and GSBD is unable to obtain cash from other sources necessary to satisfy this requirement, GSBD could fail to maintain its status as a RIC, which would have a material adverse effect on GSBD’s financial performance.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing its earnings and, in turn, cash potentially available for distribution to GSBD for distribution to GSBD stockholders.

To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by GSBD as owner of equity interests. Finally, any equity interests that GSBD retains in a CLO will not be secured by the assets of the CLO and GSBD will rank behind all creditors of the CLO.

Risks Relating to GSBD’s Securities

Investing in GSBD’s securities involves an above average degree of risk.

The investments GSBD makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. GSBD’s investments in portfolio companies may be highly speculative and aggressive, and therefore an investment in GSBD’s securities may not be suitable for someone with lower risk tolerance.

The market price of GSBD’s securities may fluctuate significantly.

The market price and liquidity of the market for GSBD’s securities may be significantly affected by numerous factors, some of which are beyond GSBD’s control and may not be directly related to its operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of BDCs or other companies in GSBD’s sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	the inclusion or exclusion of GSBD’s securities from certain indices;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of RIC or BDC status;

•	changes in earnings or perceived changes or variations in operating results;

•	changes or perceived changes in the value of GSBD’s portfolio of investments;

•	changes in accounting guidelines governing valuation of GSBD’s investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of GSAM to employ additional experienced investment professionals or the departure of any of GSAM’s key personnel;

•	short-selling pressure with respect to shares of GSBD’s common stock or BDCs generally;

•	future sales of GSBD’s securities convertible into or exchangeable or exercisable for GSBD Common Stock or the conversion of such securities;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt;

•	operating performance of companies comparable to GSBD;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If GSBD’s stock price fluctuates significantly, GSBD may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from GSBD’s business.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV per share.

GSBD cannot predict the prices at which GSBD Common Stock will trade. Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their NAV and GSBD’s common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that GSBD’s NAV per share of common stock may decline. GSBD cannot predict whether GSBD Common Stock will trade at, above or below NAV. In addition, if GSBD Common Stock trades below its NAV, GSBD will generally not be able to sell additional shares of GSBD Common Stock to the public at its market price without first obtaining the approval of a majority of GSBD stockholders (including a majority of GSBD’s unaffiliated stockholders) and the GSBD Independent Directors for such issuance.

Sales of substantial amounts of GSBD Common Stock in the public market may have a material adverse effect on the market price of GSBD Common Stock.

Sales of substantial amounts of GSBD Common Stock, the availability of such common stock for sale (including as a result of the conversion of GSBD’s 4.50% Convertible Notes due 2022 (the “Convertible Notes”) into common stock) or the perception that such sales could occur could materially adversely affect the prevailing market price for GSBD Common Stock. Both the sale of a substantial amount of GSBD’s securities and the perception that such sales could occur could impair GSBD’s ability to raise additional capital through the sale of equity securities should GSBD desire to do so. Additionally, as an owner of approximately 16.05% of GSBD Common Stock as of March 31, 2020, Group Inc. is a significant stockholder that may decide to sell a substantial amount of its common stock, subject to applicable securities laws, and such a sale would exacerbate the effects described above.

GSBD stockholders may experience dilution upon the conversion of its Convertible Notes.

GSBD’s Convertible Notes are convertible into shares of GSBD Common Stock beginning on October 1, 2021, or, under certain circumstances, earlier. Upon conversion of the Convertible Notes, GSBD has the choice to pay or deliver, as the case may be, at GSBD’s election, cash, shares of GSBD Common Stock or a combination of cash and shares of GSBD Common Stock. The initial conversion price of the Convertible Notes is $24.49, subject to adjustment in certain circumstances. If GSBD elects to deliver shares of common stock upon a conversion at the time GSBD’s NAV per share exceeds the conversion price in effect at such time, GSBD stockholders may incur dilution. In addition, GSBD stockholders will experience dilution in their ownership percentage of common stock upon GSBD’s issuance of common stock in connection with the conversion of the Convertible Notes, and any dividends paid on GSBD Common Stock will also be paid on shares issued in connection with such conversion after such issuance.

GSBD stockholders will experience dilution in their ownership percentage if they opt out of GSBD’s dividend reinvestment plan.

GSBD has adopted a dividend reinvestment plan pursuant to which GSBD reinvests all cash distributions declared by the GSBD Board on behalf of investors who do not elect to receive their distributions in cash. As a result, if the GSBD Board declares a cash distribution, then GSBD stockholders who have not opted out of GSBD’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of GSBD Common Stock, rather than receiving the cash distribution.

If, on the payment date for any distribution, the most recently computed NAV per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the plan agent is required to pay), the plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to a participant’s account will be determined by dividing the dollar amount of the distribution by the most recently computed NAV per share provided that, if the NAV is less than or equal to 95% of the then-current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Accordingly, participants in the dividend reinvestment plan may receive a greater number shares of GSBD Common Stock than the number of shares associated with the market price of GSBD Common Stock, resulting in dilution for other stockholders. Stockholders that opt out of GSBD’s dividend reinvestment plan will experience dilution in their ownership percentage of GSBD Common Stock over time.

GSBD stockholders that do not opt out of its dividend reinvestment plan should generally expect to have current tax liabilities without receiving cash to pay such liabilities.

Under GSBD’s dividend reinvestment plan, if GSBD declares a cash distribution, GSBD stockholders who have not elected to “opt out” will have their cash distributions automatically reinvested in additional shares of GSBD Common Stock, rather than receiving the cash distributions. Stockholders who receive distributions in the form of shares of GSBD Common Stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on such reinvested distributions. As a result, stockholders that have not opted out of GSBD’s dividend reinvestment plan may have to use funds from other sources to pay any tax liabilities imposed upon them based on the value of the common stock received.

GSBD may in the future determine to issue preferred stock, which could adversely affect the market value of GSBD Common Stock.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for GSBD Common Stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock GSBD issues must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any distributions or other payments to GSBD’s common stockholders, and holders of preferred stock are not subject to any of GSBD’s expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, participating preferred stock and preferred stock constitute a “senior security” for purposes of the 150% asset coverage test. See “Risk Relating to GSBD’s Business and Structure—Regulations governing GSBD’s operation as a BDC affect its ability to raise, and the way in which GSBD raises, additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective.”

Certain provisions of GSBD’s certificate of incorporation and bylaws and the DGCL, as well as other aspects of its structure, including the substantial ownership interest of Group Inc., could deter takeover attempts and have an adverse impact on the price of GSBD Common Stock.

GSBD’s certificate of incorporation and bylaws, as well as the DGCL, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for GSBD. Among other things, GSBD’s certificate of incorporation and bylaws:

•	provide that the GSBD Board is classified, which may delay the ability of GSBD stockholders to change the membership of a majority of the GSBD Board;

•	do not provide for cumulative voting;

•	provide that vacancies on the GSBD Board, including newly created directorships, may be filled only by a majority vote of directors then in office;

•	provide that GSBD’s directors may be removed only for cause, and only by a supermajority vote of the stockholders entitled to elect such directors;

•	provide that stockholders may take action only at an annual or special meeting of stockholders, and may not act by written consent;

•	restrict stockholders’ ability to call special meetings;

•	require a supermajority vote of stockholders to effect certain amendments to GSBD’s certificate of incorporation and bylaws; and

•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

GSBD has provisions comparable to those of Section 203 of the DGCL (other than with respect to Group Inc. and its affiliates and certain of its or their direct or indirect transferees and any group as to which such persons are a party). These provisions generally prohibit GSBD from engaging in mergers, business combinations and certain other types of transactions with “interested stockholders” (generally defined as persons or entities that beneficially own 15% or more of GSBD’s voting stock), other than the exempt parties as described above, for a period of three years following the date the person became an interested stockholder unless, prior to such stockholder becoming an interested stockholder, the GSBD Board has approved the “business combination” that would otherwise be restricted or the transaction that resulted in the interested stockholder becoming an interested stockholder or the subsequent transaction with the interested stockholder has been approved by the GSBD Board and 66 2/3% of GSBD’s outstanding voting stock (other than voting stock owned by the interested stockholder). Such provisions may discourage third parties from trying to acquire control of GSBD and increase the difficulty of consummating such an offer.

These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of GSBD Common Stock the opportunity to realize a premium over the market price for the common stock. In addition, certain aspects of GSBD’s structure, including the substantial ownership interest of Group Inc., may have the effect of discouraging a third party from making an acquisition proposal for GSBD.

GSBD may not be able to pay distributions on GSBD Common Stock or preferred stock, GSBD’s distributions may not grow over time and a portion of GSBD’s distributions may be a return of capital for U.S. federal income tax purposes.

GSBD intends to pay quarterly distributions to GSBD stockholders out of assets legally available for distribution. GSBD cannot assure that GSBD will achieve investment results that will allow GSBD to make a specified level of cash distributions or year-to-year increases in cash distributions. If GSBD is unable to satisfy the asset coverage test applicable to GSBD as a BDC, or if GSBD violates certain covenants under the GSBD Credit Facility and other debt financing agreements, GSBD’s ability to pay distributions to its stockholders could be limited. All distributions will be paid at the discretion of the GSBD Board and will depend on GSBD’s earnings, financial condition, maintenance of its RIC status, compliance with applicable BDC regulations, compliance with covenants under the GSBD Credit Facility and other debt financing agreements and such other factors as the GSBD Board may deem relevant from time to time.

The distributions GSBD pays to its stockholders in a year may exceed GSBD’s net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes that would reduce a stockholder’s adjusted tax basis in its shares of GSBD Common Stock or preferred stock and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such shares. Distributions in excess of a stockholder’s adjusted tax basis in its shares of GSBD Common Stock or preferred stock will generally constitute capital gains to such stockholder.

Stockholders who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of the RIC’s net ordinary income or capital gains when they are not. Accordingly, stockholders should read carefully any written disclosure accompanying a distribution from GSBD and the information about the specific tax characteristics of GSBD’s distributions provided to stockholders after the end of each calendar year, and should not assume that the source of any distribution is GSBD’s net ordinary income or capital gains.

The tax treatment of a non-U.S. stockholder in its jurisdiction of tax residence will depend entirely on the laws of such jurisdiction, and may vary considerably from jurisdiction to jurisdiction.

Depending on (i) the laws of such non-U.S. stockholder’s jurisdiction of tax residence, (ii) how GSBD is treated in such jurisdiction, and (iii) GSBD’s activities, an investment in GSBD could result in such non-U.S. stockholder’s recognizing adverse tax consequences in its jurisdiction of tax residence, including with respect to any generally required or additional tax filings and/or additional disclosure required in such filings in relation to the treatment for tax purposes in the relevant jurisdiction of an interest in GSBD and/or of distributions from GSBD and any uncertainties arising in that respect (GSBD’s not being established under the laws of the relevant jurisdiction), the possibility of taxable income significantly in excess of cash being distributed to a non-U.S. stockholder, and possibly in excess of GSBD’s actual economic income, the possibilities of losing deductions or the ability to utilize tax basis and of sums invested being returned in the form of taxable income or gains, and the possibility of being subject to tax at unfavorable tax rates. A non-U.S. stockholder may also be subject to restrictions on the use of its share of GSBD’s deductions and losses in its jurisdiction of tax residence. Each prospective investor is urged to consult its own tax advisors with respect to the tax and tax filing consequences, if any, in its jurisdiction of tax residence of an investment in GSBD, as well as any other jurisdiction in which such prospective investor is subject to taxation.

GSBD may have difficulty paying its required distributions if GSBD recognizes taxable income before or without receiving cash representing such income.

For U.S. federal income tax purposes, GSBD will include in its taxable income certain amounts that GSBD has not yet received in cash, such as OID or accruals on a contingent payment debt instrument, which may occur if GSBD receives warrants in connection with the origination of a loan, or possibly in other circumstances, or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to GSBD’s overall investment assets, and increases in loan balances as a result of PIK interest will be included in its taxable income before GSBD receives any corresponding cash payments. GSBD also may be required to include in its taxable income certain other amounts that GSBD will not receive in cash. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. GSBD’s investments with a deferred interest feature may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when GSBD’s actual collection is scheduled to occur upon maturity of the obligation.

Because in certain cases GSBD may recognize taxable income before or without receiving cash representing such income, GSBD may have difficulty making distributions to its stockholders that will be sufficient to enable GSBD to meet the annual distribution requirement necessary for GSBD to maintain its status as a RIC. Accordingly, GSBD may need to sell some of its assets at times and/or at prices that GSBD would not consider advantageous, GSBD may need to raise additional equity or debt capital or GSBD may need to forgo new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business) to enable GSBD to make distributions to its stockholders that will be sufficient to enable GSBD to meet the annual distribution requirement. If GSBD is unable to obtain cash from other sources to meet the annual distribution requirement, GSBD may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

GSBD stockholders may receive shares of GSBD Common Stock or preferred stock as distributions, which could result in adverse tax consequences to them.

In order to satisfy the annual distribution requirement applicable to RICs, GSBD will have the ability to declare a large portion of a distribution in shares of GSBD Common Stock or preferred stock instead of in cash. GSBD is not subject to restrictions on the circumstances in which GSBD may declare a portion of a distribution in shares of GSBD’s stock but would generally anticipate doing so only in unusual situations, such as, for example, if GSBD does not have sufficient cash to meet its RIC distribution requirements under the Code. Generally, were GSBD to declare such a distribution, GSBD would allow stockholders to elect payment in cash and/or shares of GSBD’s stock of equivalent value, with a percentage limitation on the portion of the total distribution available to be received in cash. Under published IRS guidance, the entire distribution will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards GSBD’s RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all stockholders is required to be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution is required to be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock) under a formula provided in the applicable IRS guidance. The number of shares of GSBD’s stock distributed would thus depend on the applicable percentage limitation on cash available for distribution, the stockholders’ individual elections to receive cash or stock, and the value of the shares of GSBD’s stock. Each stockholder generally would be treated as having received a taxable distribution (including for purposes of the withholding tax rules applicable to a non-U.S. stockholder) on the date the distribution is received in an amount equal to the cash that such stockholder would have received if the entire distribution had been paid in cash, even if the stockholder received all or most of the distribution in shares of GSBD Common Stock or preferred stock. GSBD currently does not intend to pay distributions in shares of GSBD Common Stock or preferred stock, but there can be no assurance that GSBD will not do so in the future.

If GSBD is not treated as a “publicly offered regulated investment company,” as defined in the Code, U.S. stockholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of GSBD’s expenses.

GSBD expects to be treated as a “publicly offered regulated investment company” as a result of either (i) shares of GSBD Common Stock being held by at least 500 persons at all times during a taxable year or (ii) shares of GSBD Common Stock being treated as regularly traded on an established securities market. However, GSBD cannot assure you that GSBD will be treated as a publicly offered regulated investment company for all years. If GSBD is not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from GSBD in the amount of such U.S. stockholder’s allocable share of the management and incentive fees paid to GSAM and certain of GSBD’s other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions of a U.S. stockholder that is an individual, trust or estate are disallowed under the Tax Cuts and Jobs Act for tax years beginning before January 1, 2026, and thereafter generally are (i) deductible by such U.S. stockholders only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, (ii) not deductible for purposes of the alternative minimum tax and (iii) are subject to the overall limitation on itemized deductions under the Code.

Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends GSBD pays.

Distributions of GSBD’s “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States will generally be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent paid out of GSBD’s current or accumulated earnings and profits.

Certain properly reported dividends are generally exempt from withholding of U.S. federal income tax when they are paid in respect of GSBD’s (i) “qualified net interest income” (generally, GSBD’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which GSBD or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of GSBD’s net short-term capital gain over its net long-term capital loss for such taxable year), and certain other requirements are satisfied.

NO ASSURANCE CAN BE GIVEN AS TO WHETHER ANY OF GSBD’S DISTRIBUTIONS WILL BE ELIGIBLE FOR THIS EXEMPTION FROM WITHHOLDING OF U.S. FEDERAL INCOME TAX. IN PARTICULAR, THIS EXEMPTION WILL NOT APPLY TO GSBD’S DISTRIBUTIONS PAID IN RESPECT OF GSBD’S NON-U.S. SOURCE INTEREST INCOME OR GSBD’S DIVIDEND INCOME (OR ANY OTHER TYPE OF INCOME OTHER THAN GENERALLY GSBD’S NON-CONTINGENT U.S. SOURCE INTEREST INCOME RECEIVED FROM UNRELATED OBLIGORS AND GSBD’S QUALIFIED SHORT-TERM CAPITAL GAINS). IN THE CASE OF GSBD COMMON STOCK OR PREFERRED STOCK HELD THROUGH AN INTERMEDIARY, THE INTERMEDIARY MAY WITHHOLD U.S. FEDERAL INCOME TAX EVEN IF GSBD REPORTS THE PAYMENT AS QUALIFIED NET INTEREST INCOME OR QUALIFIED SHORT-TERM CAPITAL GAIN.

Purchases of GSBD Common Stock pursuant to a future 10b5-1 plan or otherwise may result in the price of GSBD Common Stock being higher than the price that otherwise might exist in the open market.

Under the GSBD 10b5-1 Plan, GSBD was authorized to purchase up to $25.0 million of shares of GSBD Common Stock if the stock traded below the most recently announced NAV per share (including any updates, corrections or adjustments publicly announced by GSBD to any previously announced NAV per share), subject to certain limitations. While the GSBD 10b5-1 Plan was temporarily suspended on December 9, 2019 and expired on March 18, 2020, the GSBD Board may approve a new 10b5-1 plan in the future. Whether purchases will be made under a future 10b5-1 plan or otherwise and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which GSBD cannot predict. Any such purchases will be conducted in accordance with applicable securities laws. These activities may have the effect of maintaining the market price of GSBD Common Stock or lessening a decline in the market price of the common stock, and as a result, the price of GSBD Common Stock may be higher than the price that otherwise might exist in the open market.

Purchases of GSBD Common Stock by GSBD may result in dilution to GSBD’s NAV per share.

GSBD is authorized to repurchase shares of common stock when the market price per share is below the most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by GSBD to any previously announced NAV per share). Because purchases may be made beginning at any price below GSBD’s most recently reported NAV per share, if GSBD’s NAV per share decreases after the date as of which NAV per share was last reported, such purchases may result in dilution to GSBD’s NAV per share. This dilution would occur because GSBD would repurchase shares at a price above the then-current NAV per share, which would cause a proportionately smaller increase in GSBD stockholders’ interest in GSBD’s earnings and assets and their voting interest in GSBD than the decrease in its assets resulting from such repurchase. As a result of any such dilution, GSBD’s market price per share may decline. The actual dilutive effect will depend on the number of shares of common stock that could be so repurchased, the price and the timing of any repurchases.

To the extent OID and PIK interest constitute a portion of GSBD’s income, GSBD will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

GSBD’s investments may include OID instruments and PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of GSBD’s income, GSBD is exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when GSBD’s actual collection is supposed to occur at the maturity of the obligation.

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of GSBD’s cash distributions.

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For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by GSBD stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

Terms relating to redemption may materially adversely affect stockholders’ return on any debt securities that GSBD may issue.

If GSBD’s noteholders’ debt securities are redeemable at GSBD’s option, GSBD may choose to redeem stockholders’ debt securities at times when prevailing interest rates are lower than the interest rate paid on stockholders’ debt securities. In addition, if GSBD’s noteholders’ debt securities are subject to mandatory redemption, GSBD may be required to redeem such debt securities also at times when prevailing interest rates are lower than the interest rate paid on such debt securities. In this circumstance, a noteholder may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

GSBD’s credit ratings may not reflect all risks of an investment in its debt securities.

GSBD’s credit ratings are an assessment by third parties of GSBD’s ability to pay its obligations. Consequently, real or anticipated changes in GSBD’s credit ratings will generally affect the market value of its debt securities. GSBD’s credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Holders of any preferred stock GSBD might issue would have the right to elect members of the GSBD Board and class voting rights on certain matters.

Holders of any preferred stock GSBD might issue, voting separately as a single class, would have the right to elect two members of the GSBD Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of GSBD Common Stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of GSBD’s credit facilities, might impair GSBD’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While GSBD would intend to redeem its preferred stock to the extent necessary to enable GSBD to distribute its income as required to maintain its qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

There is a risk that investors in GSBD’s equity securities may not receive distributions or that its distributions may not grow over time and that investors in GSBD’s debt securities may not receive all of the interest income to which they are entitled.

GSBD intends to make distributions on a quarterly basis to its stockholders out of assets legally available for distribution. GSBD cannot assure you that GSBD will achieve investment results that will allow GSBD to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to GSBD as a BDC, GSBD may in the future be limited in its ability to make distributions. Also, the GSBD Credit Facility may limit its ability to declare dividends if GSBD defaults under certain provisions or fail to satisfy certain other conditions. If GSBD does not distribute a certain percentage of its income annually, GSBD will suffer adverse tax consequences, including possible loss of the tax benefits available to GSBD as a RIC. In addition, in accordance with U.S. generally accepted accounting principles and tax rules, GSBD includes in income certain amounts that GSBD has not yet received in cash, such as contractual PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since GSBD may recognize income before or without receiving cash representing such income, GSBD may have difficulty meeting the requirement to distribute at least 90% of GSBD’s investment company taxable income to obtain tax benefits as a RIC.

GSBD will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income for a calendar year unless GSBD distributes in a timely manner an amount at least equal to the sum of (1) 98% of GSBD’s ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of GSBD’s capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years. GSBD will not be subject to excise taxes on amounts on which GSBD is required to pay corporate income taxes (such as retained net capital gains).

Finally, if more stockholders opt to receive cash distributions rather than participate in GSBD’s dividend reinvestment plan, GSBD may be forced to liquidate some of its investments and raise cash in order to make cash distribution payments.

If you do not fully exercise your subscription rights in any rights offering of GSBD Common Stock, your interest in GSBD may be diluted and, if the subscription price is less than GSBD’s NAV per share, you may experience an immediate dilution of the aggregate NAV of your shares.

In the event GSBD issues subscription rights to acquire shares of GSBD Common Stock, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of the rights offering, own a smaller proportional interest in GSBD than would be the case if they fully exercised their rights.

In addition, if the subscription price is less than the NAV per share of GSBD Common Stock, a stockholder who does not fully exercise its subscription rights may experience an immediate dilution of the aggregate NAV of its shares as a result of the offering.

GSBD would not be able to state the amount of any such dilution prior to knowing the results of the offering. Such dilution could be substantial

Risks Relating to MMLC

Risks Relating to MMLC’s Business and Structure

Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.

Social, political, economic and other conditions and events will occur that create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which MMLC and its investments are exposed. In addition, global economies and financial markets are increasingly interconnected, and political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, also adversely impact its performance from time to time. Such events may result in, and have resulted in, closing borders, securities exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events have adversely impacted, and may continue to adversely impact, MMLC’s portfolio companies and markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. MMLC has been, and may continue to be, negatively impacted if the value of its portfolio company holdings were further harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events have disrupted, and could continue to disrupt, the processes necessary for its operations. This has created, and may continue to create, widespread business continuity issues for MMLC and its portfolio companies and heightened cybersecurity, information security and operational risks as a result of, among other things, remote work arrangements.

For example, in December 2019, COVID-19 emerged in China and has since spread rapidly to other countries, including the United States. This outbreak has led, and for an unknown period of time will continue to lead, to disruptions in local, regional, national and global markets and economies affected thereby. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following, among other things: (i) government imposition of various forms of shelter-in-place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as furloughs or lay-offs of employees (while such measures are hoped to be temporary, their impact may persist or become permanent); (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments, forbearance agreements and waivers of provisions of their credit agreements in order to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems in functioning of the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. The COVID-19 outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by MMLC and returns to MMLC, among other things. As of the date of this joint proxy statement/prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on MMLC and its portfolio companies. Further, even after the pandemic subsides, the U.S. economy, as well as most other major global economies may continue to experience a recession, and MMLC anticipates its business could be materially and adversely affected by a prolonged recession in the U.S. and other major markets.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact MMLC, its portfolio companies and its investments, it is clear that these types of events are impacting and will, for at least some time, continue to impact MMLC and its portfolio companies. In many instances, the impact will be adverse and profound. For example, middle market companies in which MMLC may invest are being significantly impacted by these emerging events and the uncertainty caused by these events. The effects of a public health emergency may materially and adversely impact (i) the value and performance of MMLC and its portfolio companies, (ii) the ability of its borrowers to continue to meet loan covenants or repay loans provided by MMLC on a timely basis or at all, which may require MMLC to restructure its investments or write down the value of its investments, (iii) its ability to comply with the covenants and other terms of its debt obligations and to repay such obligations, on a timely basis or at all, (iv) its ability to comply with certain regulatory requirements, such as asset coverage requirements under the 1940 Act, (v) its ability maintain its distributions at their current level or to pay them at all or (vi) its ability to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to MMLC. MMLC will also be negatively affected if the operations and effectiveness of any of its portfolio companies (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted.

Disruptions in the capital markets caused by the COVID-19 pandemic have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity can be expected to have an adverse effect on MMLC’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase its funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit its investment originations, limit its ability to grow and have a material negative impact on MMLC’s and its portfolio companies’ operating results and the fair values of its debt and equity investments.

The capital markets are currently in a period of disruption and economic uncertainty. Such market conditions have materially and adversely affected debt and equity capital markets, which have had, and may continue to have, a negative impact on MMLC’s business and operations.

The U.S. capital markets have experienced extreme disruption following the global outbreak of COVID-19. Such disruptions have been evidenced by volatility in global stock markets as a result of, among other things, uncertainty regarding the COVID-19 pandemic and the fluctuating price of commodities such as oil. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole. These conditions could continue for a prolonged period of time or worsen in the future.

Significant changes or volatility in the capital markets have negatively affected, and may continue to negatively affect, the valuations of MMLC’s investments. While most of its investments are not publicly traded, applicable accounting standards require MMLC to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if MMLC plans to hold an investment to maturity). Its valuations, and particularly valuations of private investments and private companies, are inherently uncertain, fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that may not reflect the full impact of the COVID-19 pandemic and measures taken in response thereto. Any public health emergency, including the COVID-19 pandemic or an outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on MMLC and the fair value of its investments and its portfolio companies.

Significant changes in the capital markets, such as the disruption in economic activity caused by the COVID-19 pandemic, have limited and could continue to limit MMLC’s investment originations, limit its ability to grow and have a material negative impact on MMLC’s and its portfolio companies’ operating results and the fair values of its debt and equity investments. Additionally, the recent disruption in economic activity caused by the COVID-19 pandemic has had, and may continue to have, a negative effect on the potential for liquidity events involving its investments. The illiquidity of its investments may make it difficult for MMLC to sell such investments to access capital if required. As a result, MMLC could realize significantly less than the value at which MMLC has recorded its investments if MMLC was required to sell them to increase its liquidity. An inability on MMLC’s part to raise incremental capital, and any required sale of all or a portion of its investments as a result, could have a material adverse effect on its business, financial condition or results of operations.

Further, current market conditions may make it difficult to raise equity capital, extend the maturity of or refinance its existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on its business. The debt capital available to MMLC in the future, if available at all, may bear a higher interest rate and may be available only on terms and conditions less favorable than those of its existing debt and such debt may need to be incurred in a rising interest rate environment. If MMLC is unable to raise new debt or refinance its existing debt, then its equity investors will not benefit from the potential for increased returns on equity resulting from leverage, and MMLC may be unable to make new commitments or to fund existing commitments to its portfolio companies. Any inability to extend the maturity of or refinance its existing debt, or to obtain new debt, could have a material adverse effect on its business, financial condition or results of operations.

MMLC has a limited operating history.

MMLC has limited operating history, and as a result, MMLC has minimal financial information on which to evaluate an investment in MMLC or its prior performance. Stockholders must rely on MMLC to implement its investment policies, to evaluate all of MMLC’s investment opportunities and to structure the terms of MMLC’s investments rather than evaluating MMLC’s investments in advance of purchasing shares of MMLC Common Stock. Because stockholders are not able to thoroughly evaluate MMLC’s investments in advance of purchasing MMLC’s shares, the offering may entail more risk than other types of offerings. This additional risk may hinder the ability of MMLC’s investors to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Additionally, the results of any other Accounts that have or have had an investment program which is similar to, or different from, MMLC’s investment program are not indicative of the results that MMLC may achieve. MMLC expects to have a different investment portfolio from other Accounts. Accordingly, MMLC’s results may differ from and are independent of the results obtained by such other Accounts. Moreover, past performance is no assurance of future returns.

MMLC is subject to all of the business risks and uncertainties associated with any newer business, including the risk that MMLC will not achieve its investment objective and that the value of a stockholder’s investment could decline substantially or could become worthless. MMLC anticipates, based on the amount of proceeds raised in the initial or subsequent closings, that it could take some time to invest substantially all of the capital MMLC expects to raise due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in middle-market companies.

The potentially limited term of MMLC and the Investment Period may impact its investment strategy.

Unless earlier liquidated by the MMLC Board or extended by the MMLC Board (and, to the extent necessary, a majority-in-interest of the stockholders), the term of the MMLC (the “Term”) will end on the six year anniversary of MMLC’s final closing held on September 29, 2017 (the “Final Closing Date”) unless an Exit Event (as defined below) occurs prior to that time. “Exit Event” means: (i) any listing of MMLC Common Stock on a national securities exchange, including in connection with an initial public offering, (ii) merger with another entity, including an affiliated company, subject to any limitations under the 1940 Act or (iii) the sale of all or substantially all of the assets of MMLC. Due to the potentially finite term of MMLC, MMLC may be required to sell investments at an inopportune time, which could adversely affect MMLC’s performance and/or cause it to seek to invest in loans with a shorter term than would be the case if the Term was longer, which might adversely affect the nature and/or quality of MMLC’s investments.

MMLC’s investment period commenced on December 29, 2016. On August 8, 2019, the MMLC Board extended the investment period for one additional six-month period from September 29, 2019 to March 29, 2020. With the approval of a majority-in-interest of the stockholders, the investment period may be extended for up to one additional year thereafter (such period, including any extensions, the “Investment Period”). Following the expiration of the Investment Period, MMLC will not be permitted to reinvest proceeds realized from the sale or repayment of any investment. Accordingly, MMLC may be required to distribute such proceeds to stockholders, which would cause MMLC’s fixed expenses to increase as a percentage of assets under management. In addition, any proceeds realized from the sale or repayment of investments could result in an increased concentration of MMLC’s portfolio, which could increase the risks associated with ownership of the shares of MMLC Common Stock. For more, see “—Risks Relating to MMLC’s Portfolio Company Investments—MMLC’s portfolio may be focused in a limited number of portfolio companies, which will subject MMLC to a risk of significant loss if any of these companies default on their obligations under any of their debt instruments or if there is a downturn in a particular industry.”

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on MMLC’s business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, from 2008 to 2009, the global capital markets were unstable as evidenced by the lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and various foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. There have been more recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future. If similar adverse and volatile market conditions repeat in the future, MMLC and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be particularly difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, MMLC is generally not able to issue additional shares of MMLC Common Stock at a price less than the NAV per share without first obtaining approval for such issuance from MMLC stockholders and the MMLC Independent Directors. Volatile economic conditions may lead to strategic initiatives such as the recent increase in merger activity in the BDC space.

Moreover, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time or worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could make it difficult for MMLC to borrow money or to extend the maturity of or refinance any indebtedness MMLC may have under similar terms and any failure to do so could have a material adverse effect on MMLC’s business. The debt capital that will be available to MMLC in the future, if any, may be at a higher cost and on less favorable terms and conditions than what MMLC currently experiences. If MMLC is unable to raise or refinance debt, then investors in MMLC Common Stock may not benefit from the potential for increased returns on equity resulting from leverage and MMLC may be limited in MMLC’s ability to make new commitments or to fund existing commitments to MMLC’s portfolio companies.

Given the periods of extreme volatility and dislocation in the capital markets from time to time, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, have had, and may in the future have, a negative effect on asset valuation of MMLC’s investments and on the potential for liquidity events involving these investments. While most of MMLC’s investments will not be publicly traded, applicable accounting standards require MMLC to assume as part of MMLC’s valuation process that MMLC’s investments are sold in a principal market to market participants (even if MMLC plans on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect MMLC’s investment valuations. Further, the illiquidity of MMLC’s investments may make it difficult for MMLC to sell such investments to access capital if required. As a result, MMLC could realize significantly less than the value at which MMLC has recorded its investments if MMLC were required to sell them for liquidity purposes. In addition, a prolonged period of market illiquidity may cause MMLC to reduce the volume of loans and debt securities MMLC originates and/or funds and adversely affect the value of MMLC’s portfolio investments, which could have a material and adverse effect on MMLC’s business, financial condition, results of operations and cash flows. An inability to raise or access capital could have a material adverse impact on MMLC’s business, financial condition or results of operations.

Global economic, political and market conditions may adversely affect MMLC’s business, financial condition and results of operations, including MMLC’s revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, have contributed and may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. MMLC monitors developments and seeks to manage MMLC’s investments in a manner consistent with achieving MMLC’s investment objective, but there can be no assurance that MMLC will be successful in doing so.

In August 2011 and then affirmed in August 2013, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+”. Additionally, in January 2012, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating for several large European countries. These ratings negatively impacted global markets and economic conditions. Although U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe, China and elsewhere have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions and future developments may cause interest rates and borrowing costs to rise, which may adversely affect MMLC’s ability to access debt financing on favorable terms and may increase the interest costs of MMLC’s borrowers, hampering their ability to repay MMLC. Continued or future adverse economic conditions could have a material adverse effect on MMLC’s business, financial condition and results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and other global economic conditions, could cause interest rates and borrowing costs to rise, which may negatively impact MMLC’s ability to access the debt markets on favorable terms. While the Federal Reserve recently decreased its federal funds target rate in response to the COVID-19 pandemic, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact MMLC’s ability to access the debt markets on favorable terms and may also increase the costs of MMLC’s borrowers, hampering their ability to repay MMLC.

Legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. These or other regulatory changes could result in greater competition from banks and other lenders with which MMLC competes for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. MMLC cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a material adverse effect on MMLC’s business, financial condition and results of operations.

MMLC’s operation as a BDC imposes numerous constraints on MMLC and significantly reduces MMLC’s operating flexibility. In addition, if MMLC fails to maintain its status as a BDC, MMLC might be regulated as a closed-end investment company, which would subject MMLC to additional regulatory restrictions.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve MMLC’s investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against MMLC and/or expose it to claims of private litigants.

MMLC may be precluded from investing in what GSAM believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If MMLC does not invest a sufficient portion of its assets in qualifying assets, MMLC will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent MMLC from making follow-on investments in existing portfolio companies (which could result in the dilution of MMLC’s position).

If MMLC fails to maintain its status as a BDC, MMLC might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject MMLC to additional regulatory restrictions and significantly decrease MMLC’s operating flexibility. In addition, any such failure could cause an event of default under any outstanding indebtedness MMLC might have, which could have a material adverse effect on MMLC’s business, financial condition or results of operations.

MMLC will be subject to corporate-level U.S. federal income tax on all of its income if it is unable to maintain its qualification for tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on MMLC’s financial performance.

Although MMLC has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with MMLC’s taxable year ended December 31, 2017, MMLC cannot assure you that it will be able to maintain RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to MMLC stockholders, MMLC must meet the annual distribution, source-of-income and asset diversification requirements described below.

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The annual distribution requirement for a RIC will generally be satisfied if MMLC distributes to its stockholders on an annual basis at least 90% of MMLC’s investment company taxable income (generally, MMLC’s net ordinary income plus the excess of MMLC’s realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year. Because MMLC uses debt financing, MMLC is subject to an asset coverage ratio requirement under the 1940 Act, and MMLC is subject to certain covenants contained in MMLC’s credit agreements and other debt financing agreements. This asset coverage ratio requirement and these covenants could, under certain circumstances, restrict MMLC from making distributions to MMLC stockholders that are necessary for MMLC to satisfy the distribution requirement. If MMLC is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to MMLC stockholders, MMLC could fail to maintain its RIC tax treatment and thus become subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

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The source-of-income requirement will be satisfied if at least 90% of MMLC’s gross income for each year is derived from dividends, interest, gains from the sale of stock or securities, payments with respect to loans of certain securities, net income derived from an interest in a “qualified publicly traded partnership” or other income derived with respect to MMLC’s business of investing in such stock or securities.

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The asset diversification requirement will be satisfied if, at the end of each quarter of MMLC’s taxable year, at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities, and no more than 25% of the value of MMLC’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by MMLC and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in MMLC’s having to dispose of certain investments quickly in order to prevent the loss of MMLC’s RIC status. Because most of MMLC’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If MMLC fails to maintain its RIC status for any reason, and MMLC does not qualify for certain relief provisions under the Code, MMLC would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). In this event, the resulting taxes and any resulting penalties could substantially reduce MMLC’s net assets, the amount of MMLC’s income available for distribution and the amount of MMLC’s distributions to its stockholders, which would have a material adverse effect on its financial performance.

MMLC is dependent upon management personnel of GSAM for its future success.

MMLC does not have any employees. MMLC depends on the experience, diligence, skill and network of business contacts of the GSAM Credit Alternatives Team, together with other investment professionals that GSAM currently retains, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage MMLC’s investments. MMLC’s future success will depend to a significant extent on the continued service and coordination of GSAM’s senior investment professionals. The departure of any of GSAM’s key personnel, including members of the Investment Committee, or of a significant number of the investment professionals of GSAM, could have a material adverse effect on MMLC’s business, financial condition or results of operations. In addition, MMLC cannot assure stockholders that GSAM will remain MMLC’s investment adviser or that MMLC will continue to have access to its Investment Adviser or its investment professionals. See “—GSAM can resign on 60 days’ notice. MMLC may not be able to find a suitable replacement within that time, resulting in a disruption in MMLC’s operations that could adversely affect its financial condition, business and results of operations.”

GSAM, its principals, investment professionals and employees and the members of its Investment Committee have certain conflicts of interest.

GSAM, its principals, affiliates, investment professionals and employees, the members of its Investment Committee and MMLC’s officers and directors serve or may serve now or in the future as investment advisers, officers, directors, principals of, or in other capacities with respect to, public or private entities (including other BDCs and other investment funds) that operate in the same or a related line of business as MMLC. For example, MMLC has the same management and Investment Committee teams as the other GS BDCs. Therefore, MMLC expects these individuals may have obligations to investors in such other BDCs, the fulfillment of which might not be in MMLC’s best interests or the best interests of MMLC stockholders, and MMLC expects that investment opportunities will satisfy the investment criteria for both MMLC and such other BDCs. In addition, GSAM and its affiliates also manage other Accounts (including vehicles in which Goldman Sachs and its personnel have an interest), and is expected to manage other Accounts in the future that have investment mandates that are similar, in whole or in part, to MMLC’s and, accordingly, may invest in asset classes similar to those targeted by MMLC. As a result, GSAM and/or its affiliates may face conflicts in allocating investment opportunities between MMLC and such other entities. The fact that MMLC’s investment advisory fees may be lower than those of certain other Accounts advised by GSAM could result in this conflict of interest affecting MMLC adversely relative to such other Accounts.

Subject to applicable law, Goldman Sachs and its Accounts may invest alongside MMLC. In certain circumstances, negotiated co-investments by MMLC and other accounts may be made only pursuant to an order from the SEC permitting MMLC to do so. Together with GSAM, GSBD and GS PMMC, MMLC received an exemptive relief order from the SEC that permits MMLC to participate in negotiated co-investment transactions with the other GS BDCs and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, in the future, subject to certain conditions, such as that co-investments be made in a manner consistent with MMLC’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief, and are allocated fairly among participants. Under the terms of the exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the MMLC Independent Directors would need to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to MMLC and its stockholders and do not involve overreaching of MMLC or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of MMLC stockholders and is consistent with criteria approved by the MMLC Board. See “—MMLC’s ability to enter into transactions with its affiliates is restricted.”

There could be significant overlap in MMLC’s investment portfolio and the investment portfolios of the other GS BDCs and/or other funds managed by GSAM that are able to rely on the order. In the absence of an SEC order, when GSAM identifies certain investments, it will be required to determine which accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that MMLC may not be given the opportunity to participate in investments made by other Accounts.

Goldman Sachs’ financial and other interests may incentivize Goldman Sachs to favor other Accounts.

GSAM receives performance-based compensation in respect of its investment management activities on MMLC’s behalf, which rewards GSAM for positive performance of MMLC’s investment portfolio. As a result, GSAM may make investments for MMLC that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation. In addition, GSAM may simultaneously manage other accounts (including the other GS BDCs and future BDCs) for which GSAM may be entitled to receive greater fees or other compensation (as a percentage of performance or otherwise) than it receives in respect of MMLC. In addition, subject to applicable law, Goldman Sachs may invest in other accounts (including the other GS BDCs and future BDCs), and such investments may constitute substantial percentages of such other accounts’ outstanding equity interests. Therefore, GSAM may have an incentive to favor such other accounts over MMLC. To address these types of conflicts, GSAM has adopted policies and procedures under which investment opportunities will be allocated in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by MMLC may differ from, and performance may be different than, the investments and performance of other accounts.

MMLC’s financial condition and results of operations depend on GSAM’s ability to manage MMLC’s future growth effectively.

MMLC’s ability to achieve its investment objective depends on GSAM’s ability to identify, invest in and monitor companies that meet MMLC’s investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of the structuring of MMLC’s investment process and the ability of GSAM to provide competent, attentive and efficient services to MMLC. MMLC’s executive officers and the members of the Investment Committee have substantial responsibilities in connection with their roles at GSAM, with respect to the other GS BDCs and other clients of GSAM, as well as responsibilities under the MMLC Investment Management Agreement. MMLC may also be called upon to provide significant managerial assistance to certain of MMLC’s portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, GSAM may need to hire, train, supervise, manage and retain new employees. However, MMLC cannot assure stockholders that they will be able to do so effectively. Any failure to manage MMLC’s future growth effectively could have a material adverse effect on its business, financial condition and results of operations.

MMLC’s ability to grow depends on its access to adequate capital.

If MMLC does not have adequate capital available for investment, its performance could be adversely affected. In addition, MMLC has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ended December 31, 2017. To maintain its status as a RIC, among other requirements, MMLC is required to timely distribute to its stockholders at least 90% of its investment company taxable income (determined without regard to the dividends paid deduction), which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year. Consequently, such distributions will not be available to fund new investments. During the Investment Period, MMLC may issue stock to investors, but its ability to sell additional securities may be adversely affected by a number of factors including its performance prior to such date or general market conditions. While MMLC is permitted to reinvest proceeds realized from the sale or repayment of investments during the Investment Period, subject to the requirements of Subchapter M of the Code and the terms of any indebtedness or preferred stock, after the expiration of the Investment Period, MMLC will not be permitted to do so, subject to certain exceptions. Accordingly, after the Investment Period, MMLC expects to use debt financing to fund its growth, if any. Unfavorable economic or capital market conditions may increase MMLC’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to MMLC. An inability to successfully access the capital markets could limit its ability to grow its business and fully execute its business strategy and could decrease its earnings, if any.

Regulations governing MMLC’s operation as a BDC affect its ability to, and the way in which it, raises additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve its investment objective.

Regulations governing MMLC’s operation as a BDC affect its ability to raise additional capital, and the ways in which MMLC can do so. Raising additional capital may expose MMLC to risks, including the typical risks associated with leverage, and may result in dilution to MMLC’s current stockholders. The 1940 Act limits MMLC’s ability to borrow amounts or issue debt securities or preferred stock, which MMLC refers to collectively as “senior securities,” to amounts such that MMLC’s asset coverage ratio, as defined under the 1940 Act, equals at least 200% immediately after such borrowing or issuance (except in connection with certain trading practices or investments) or 150% if certain requirements are met, as described below. Consequently, if the value of MMLC’s assets declines, MMLC may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when this may be disadvantageous to MMLC and, as a result, its stockholders. The SBCAA modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs to 150%, subject to certain approval and disclosure requirements and, in the case of the BDCs without common equity listed on a national securities exchange, such as MMLC, an offer to repurchase shares held by the BDC’s stockholders as of the date the requisite approval is obtained. Under the legislation, BDCs are able to increase their leverage capacity if shareholders approve a proposal to do so. If a BDC receives shareholder approval, it would be allowed to increase its leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the directors who are not “interested persons,” as defined in the 1940 Act, of the BDC to approve an increase in its leverage capacity, and such approval would become effective after one year. As a result, BDCs may be able to incur additional leverage in the future, and the risks associated with an investment in BDCs may increase.

MMLC borrows money, which may magnify the potential for gain or loss and may increase the risk of investing in MMLC.

As part of MMLC’s business strategy, MMLC may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on MMLC’s assets that are superior to the claims of MMLC’s common stockholders. If the value of MMLC’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have if MMLC did not employ leverage. Similarly, any decrease in MMLC’s income would cause net income to decline more sharply than it would have had MMLC not borrowed. Such a decline could negatively affect MMLC’s ability to make distributions to its common stockholders. MMLC’s ability to service any debt that it incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures.

Also, if MMLC has senior debt securities or other credit facilities, any obligations to such creditors may be secured by a pledge of and security interest in some or all of MMLC’s assets, including its portfolio of investments, its cash and/or its right to call undrawn commitments from the stockholders. If MMLC enters into a subscription credit facility, the lenders (or their agent) may have the right on behalf of MMLC directly to call undrawn commitments and enforce remedies against the stockholders. In the case of a liquidation event, lenders and other creditors would receive proceeds to the extent of their security interest before any distributions are made to MMLC stockholders. Any credit agreement or other debt financing agreement into which MMLC may enter may impose, financial and operating covenants that restrict MMLC’s activities, including its investment activities (such as industry concentrations) and distributions, have defaults triggered by, among other things, a change of control or change of investment adviser, remedies on default and similar matters.

MMLC may, to the extent permitted by applicable law including the 1940 Act, become co-liable (as a joint borrower, guarantor or otherwise) for borrowings or other types of leverage of its subsidiaries or other entities in which MMLC has an interest, including joint ventures.

In addition, MMLC may be unable to obtain its desired leverage, which would, in turn, affect a stockholder’s return on investment.

The following table illustrates the effect of leverage on returns from an investment in MMLC Common Stock assuming various annual returns on MMLC’s portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on MMLC’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to MMLC common stockholder (1)	(22.95)%	(13.22)%	(3.49)%	6.24%	15.98%

(1)

Based on (i) $1,790.30 million in total assets including debt issuance costs as of March 31, 2020, (ii) $839.88 million in outstanding indebtedness as of March 31, 2020, (iii) $919.69 million in net assets as of March 31, 2020 and (iv) an annualized average interest rate on MMLC’s indebtedness, as of March 31, 2020, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.82%.

Based on MMLC’s outstanding indebtedness of $839.88 million as of March 31, 2020 and an annualized average interest rate on MMLC’s indebtedness as of March 31, 2020, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.82%, MMLC’s investment portfolio at fair value would have had to produce an annual return of approximately 1.93% to cover annual interest payments on the outstanding debt.

MMLC currently does not intend to enter into any collateral and asset reuse arrangements, but may decide to enter into such an arrangement in the future.

MMLC operates in a highly competitive market for investment opportunities.

A number of entities, including the other GS BDCs, compete with MMLC to make the types of investments that MMLC makes in middle-market companies. MMLC competes with other BDCs, commercial and investment banks, commercial financing companies, CLOs, private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of MMLC’s competitors are more experienced, substantially larger and have considerably greater financial, technical and marketing resources than MMLC does. Some competitors may have a lower cost of funds, perpetual fund lives and access to funding sources that are not available to MMLC. In addition, some of MMLC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than MMLC. Furthermore, certain of MMLC’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on MMLC as a BDC and that the Code imposes on MMLC as a RIC. Additionally, an investment opportunity may be appropriate for one or more of the GS BDCs or any other Accounts and co-investment may not be possible. In these instances GSAM will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Also, as a result of this competition, MMLC may not be able to secure attractive investment opportunities from time to time.

MMLC does not seek to compete primarily based on the interest rates MMLC offers and GSAM believes that some of MMLC’s competitors may make loans with interest rates that are comparable to or lower than the rates MMLC offers. Rather, MMLC competes with its competitors based on its reputation in the market, its existing investment platform, the seasoned investment professionals of GSAM, MMLC’s experience and focus on middle-market companies, MMLC’s disciplined investment philosophy, MMLC’s extensive industry focus and relationships and MMLC’s flexible transaction structuring. For a more detailed discussion of these competitive advantages, see “Business of Goldman Sachs Middle Market Lending Corp.—Competitive Advantages.”

MMLC may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. If MMLC matches its competitors’ pricing, terms and structure, MMLC may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, MMLC may make investments that are on less favorable terms than MMLC may have originally anticipated, which may impact its return on these investments. MMLC cannot assure stockholders that the competitive pressures MMLC faces will not have a material adverse effect on its business, financial condition and results of operations.

GSAM will be paid the management fee even if the value of stockholders’ investments declines and GSAM’s incentive fee may create incentives for it to make certain kinds of investments.

The management fee is payable even in the event the value of stockholders’ investments declines.

In addition, the incentive fee payable by MMLC to GSAM may create an incentive for GSAM to make investments on MMLC’s behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage, which will tend to enhance returns where MMLC’s portfolio has positive returns. GSAM receives the incentive fee based, in part, upon capital gains realized on MMLC’s investments. As a result, GSAM may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income-producing securities. Such a practice could result in MMLC’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by MMLC to GSAM also may create an incentive for GSAM to invest on MMLC’s behalf in instruments that have a deferred interest feature. Under these investments, MMLC accrues the interest over the life of the investment but does not receive the cash income from the investment until the end of the term. MMLC’s net investment income used to calculate the income portion of MMLC’s incentive fee, however, includes accrued interest. Thus, a portion of this incentive fee is based on income that MMLC has not yet received in cash. This risk could be increased because GSAM is not obligated to reimburse MMLC for any incentive fees received even if MMLC subsequently incurs losses or never receives in cash the accrued income (including accrued income with respect to original issue discount, PIK interest and zero coupon securities). Furthermore, in the event of a listing, GSAM will be able to earn a higher incentive fee.

The incentive fee based on income takes into account MMLC’s past performance.

The incentive fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to MMLC’s aggregate net investment income, as adjusted, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the initial drawdown date) (in either case, the “MMLC Trailing Twelve Quarters”). The effect of calculating the incentive fee using reference to the MMLC Trailing Twelve Quarters is that, in certain limited circumstances, an incentive fee based on income will be payable to GSAM although MMLC’s net income for such quarter did not exceed the hurdle rate or the incentive fee will be higher than it would have been if calculated based on MMLC’s performance for the applicable quarter without taking into account the MMLC Trailing Twelve Quarters. For example, if MMLC experiences a net loss for any particular quarter, an incentive fee may still be paid to GSAM if such net loss is less than the net loss for the most recent quarter that preceded the MMLC Trailing Twelve Quarters. In such circumstances, GSAM would be entitled to an incentive fee whereas it would not have been entitled to an incentive fee if calculated solely on the basis of MMLC’s performance for the applicable quarter.

MMLC incurs significant costs as a result of being registered under the Exchange Act.

MMLC incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act. These requirements may place a strain on MMLC’s systems and resources. The Exchange Act requires that MMLC file annual, quarterly and current reports with respect to MMLC’s business and financial condition. The Sarbanes-Oxley Act requires that MMLC maintain effective disclosure controls and procedures and internal control over financial reporting, which requires significant resources and management oversight. MMLC has implemented procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on MMLC’s business, financial condition, results of operations and cash flows. MMLC has incurred, and expects to incur in the future, significant annual expenses related to these steps and directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to the Administrator to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses associated with being a public company.

The systems and resources necessary to comply with public company reporting requirements will increase further once MMLC ceases to be an “emerging growth company” under the Jumpstart Our Business Startups Act, as it may be amended from time to time (the “JOBS Act”). As long as MMLC remains an emerging growth company, it intends to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and noncompliance with Section 404 of the Sarbanes-Oxley Act may adversely affect MMLC.

Under current SEC rules, MMLC is required to report on its internal control over financial reporting pursuant to Section 404 of the Sarbanes Oxley Act. MMLC is required to review on an annual basis its internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in its internal control over financial reporting. As a result, MMLC incurs additional expenses that may negatively impact its financial performance and its ability to make distributions. This process also may result in a diversion of management’s time and attention. MMLC cannot be certain as to the timing of completion of its evaluation, testing and remediation actions or the impact of the same on its operations, and MMLC may not be able to ensure that the process is effective or that its internal control over financial reporting is or will be effective in a timely manner. In the event that MMLC is unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, MMLC may be adversely affected.

MMLC’s independent registered public accounting firm will not be required to formally attest to the effectiveness of its internal control over financial reporting until the date on which MMLC is a “large accelerated filer” or an “accelerated filer” or the date MMLC is no longer classified as an emerging growth company under the JOBS Act. Because MMLC does not currently have comprehensive documentation of its internal control and has not yet tested its internal control in accordance with Section 404, MMLC cannot conclude, as required by Section 404, that MMLC does not have a material weakness in its internal control or a combination of significant deficiencies that could result in the conclusion that MMLC has a material weakness in its internal control. As a public entity, MMLC will be required to complete its initial assessment in a timely manner. If MMLC is not able to implement the requirements of Section 404 in a timely manner or with adequate compliance, its operations, financial reporting or financial results could be adversely affected. Matters impacting MMLC’s internal control may cause MMLC to be unable to report its financial information on a timely basis and thereby subject MMLC to adverse regulatory consequences, including sanctions by the SEC.

Potential conflicts of interest with other businesses of Goldman Sachs could impact MMLC’s investment returns.

There are significant potential conflicts of interest that could negatively impact MMLC’s investment returns. A number of these potential conflicts of interest with affiliates of GSAM and Group Inc. are discussed in more detail elsewhere in this joint proxy statement/prospectus.

Group Inc., including its affiliates and personnel, is a BHC and a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loans and other markets in which MMLC invests or may invest. Such additional businesses and interests will likely give rise to potential conflicts of interest and may restrict the way MMLC operates its business. For example, (1) MMLC may not be able to conduct transactions relating to investments in portfolio companies because GSAM is not permitted to obtain or use material nonpublic information in effecting purchases and sales in public securities transactions for MMLC or (2) Goldman Sachs, the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with MMLC (subject to any limitations under the law) and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities or other assets or instruments as MMLC. Transactions by, advice to and activities of such accounts (including potentially Goldman Sachs acting on a proprietary basis), may involve the same or related companies, securities or other assets or instruments as those in which MMLC invests and may negatively affect MMLC (including MMLC’s ability to engage in a transaction or other activities) or the prices or terms at which MMLC’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an account that is considering entering into a transaction with MMLC, and Goldman Sachs may advise the account not to pursue the transaction with MMLC, or otherwise in connection with a potential transaction provide advice to the account that would be adverse to MMLC. In addition, GS & Co. may, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the

1940 Act, receive compensation from MMLC or from the borrowers if MMLC make any investments based on opportunities that such employees or personnel of GS & Co. have referred to MMLC. Such compensation might incentivize GS & Co. or its employees or personnel to refer opportunities or to recommend investments that might otherwise be unsuitable for MMLC. Further, any such compensation paid by MMLC, or paid by the borrower (to which MMLC would otherwise have been entitled) in connection with such investments, may negatively impact MMLC’s returns.

Furthermore, Goldman Sachs is currently, and in the future expects to be, raising capital for new public and private investment vehicles that have, or when formed will have, the primary purpose of middle-market direct lending. These investment vehicles, as well as existing investment vehicles (including the other GS BDCs), will compete with MMLC for investments. Although GSAM and its affiliates will endeavor to allocate investment opportunities among their clients, including MMLC, in a fair and equitable manner and consistent with applicable allocation procedures, it is expected that, in the future, MMLC may not be given the opportunity to participate in investments made by other clients or entities managed by GSAM or its affiliates or that MMLC may participate in such investments to a lesser extent due to participation by such other clients or entities.

In addition, subject to applicable law, Goldman Sachs or another investment account or vehicle managed or controlled by Goldman Sachs may hold securities, loans or other instruments of a portfolio company in a different class or a different part of the capital structure than securities, loans or other instruments of such portfolio company held by MMLC. As a result, Goldman Sachs or another investment account or vehicle may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of its own account, that could have an adverse effect on MMLC. In addition, to the extent Goldman Sachs has invested in a portfolio company for its own account, Goldman Sachs may limit the transactions engaged in by MMLC with respect to such portfolio company or issuer for reputational, legal, regulatory or other reasons.

The MMLC Board may change MMLC’s investment objective, operating policies and strategies without prior notice or stockholder approval.

The MMLC Board has the authority to modify or waive certain of MMLC’s operating policies and strategies without prior notice (except as required by the 1940 Act or other applicable laws) and without stockholder approval. However, absent stockholder approval, MMLC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. MMLC cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of MMLC Common Stock. Nevertheless, the effects may adversely affect MMLC’s business and impact its ability to make distributions.

Changes in laws or regulations governing MMLC’s operations or the operations of its portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, or any failure by MMLC or its portfolio companies to comply with these laws or regulations, could require changes to certain of MMLC’s or MMLC’s portfolio companies’ business practices, negatively impact MMLC’s or MMLC’s portfolio companies’ operations, cash flows or financial condition, impose additional costs on MMLC or MMLC’s portfolio companies or otherwise adversely affect MMLC’s business or the business of MMLC’s portfolio companies.

MMLC and its portfolio companies are subject to regulation at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, are likely to change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations, or any failure by MMLC or its portfolio companies to comply with these laws or regulations, could require changes to certain of MMLC’s or MMLC’s portfolio companies’ business practices, negatively impact MMLC’s or MMLC’s portfolio companies’ operations, cash flows or financial condition, impose additional costs on MMLC or MMLC’s portfolio companies or otherwise adversely affect MMLC’s business or the business of MMLC’s portfolio companies. In addition to the legal, tax and regulatory changes that are expected to occur, there may be unanticipated changes and uncertainty regarding any such changes. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding certain legislation and the regulations that have been adopted and future regulations that will need to be adopted pursuant to such legislation, and, consequently, the full impact that such legislation will ultimately have on MMLC and the markets in which MMLC trades and invests is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.

The Dodd-Frank Act impacts many aspects of the financial services industry. Many of the provisions of the Dodd-Frank Act have been implemented, while others will still require final rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on MMLC and its portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including current rules and regulations and proposed rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of MMLC and its portfolio companies, impose additional costs on MMLC and its portfolio companies, intensify the regulatory supervision of MMLC and its portfolio companies or otherwise adversely affect MMLC’s business or the business of its portfolio companies.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact MMLC’s operations, cash flows or financial condition, impose additional costs on MMLC, intensify the regulatory supervision of MMLC or otherwise adversely affect MMLC’s business.

On March 23, 2018, President Trump signed into law the SBCAA, which modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs from 200% to 150%, subject to certain approval and disclosure requirements (including either stockholder approval or approval of both a majority of the directors who have no financial interest in the matter and a majority of the directors who are not “interested persons,” as defined in the 1940 Act, of the BDC). As a result, BDCs may be able to incur additional leverage in the future, and the risks associated with an investment in BDCs may increase. See “—Regulations governing MMLC’s operation as a BDC affect its ability to, and the way in which it, raises additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve MMLC’s investment objective.”

The Tax Cuts and Jobs Act could have a negative effect on MMLC, its subsidiaries, portfolio companies and the holders of its securities.

On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act into law. The Tax Cuts and Jobs Act makes significant changes to the United States income tax rules applicable to both individuals and entities, including corporations. The Tax Cuts and Jobs Act includes provisions that, among other things, reduce the U.S. corporate tax rate, introduce a capital investment deduction, limit the interest deduction, limit the use of net operating losses to offset future taxable income and make extensive changes to the U.S. international tax system. The Tax Cuts and Jobs Act is complex and far-reaching, and MMLC cannot predict the impact its enactment will have on MMLC, its subsidiaries, its portfolio companies and the holders of its securities.

GSAM can resign on 60 days’ notice. MMLC may not be able to find a suitable replacement within that time, resulting in a disruption in MMLC’s operations that could adversely affect MMLC’s financial condition, business and results of operations.

GSAM has the right, under the MMLC Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, regardless of whether MMLC has found a replacement. If GSAM resigns, MMLC may not be able to find a new external investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If MMLC is unable to do so quickly, MMLC’s operations are likely to experience a disruption, MMLC’s financial condition, business and results of operations as well as MMLC’s ability to pay distributions are likely to be adversely affected, and the value of MMLC’s common stock may decline.

GSAM’s responsibilities and its liability to MMLC are limited under the MMLC Investment Management Agreement, which may lead GSAM to act in a riskier manner on MMLC’s behalf than it would when acting for its own account.

GSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by MMLC in connection with the matters to which the MMLC Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on GSAM’s part in the performance of its duties or from reckless disregard by GSAM of its obligations and duties under the MMLC Investment Management Agreement. Any person, even though also employed by GSAM, who may be or become an employee of and paid by MMLC will be deemed, when acting within the scope of his or her employment by MMLC, to be acting in such employment solely for MMLC and not as GSAM’s employee or agent. These protections may lead GSAM to act in a riskier manner when acting on MMLC’s behalf than it would when acting for its own account. See “GSAM will be paid the management fee even if the value of stockholders’ investments declines and GSAM’s incentive fee may create incentives for it to make certain kinds of investments.”

There are risks associated with any potential merger with or asset sale to another BDC, including this Merger.

GSAM recommended the Merger to the MMLC Board and may in the future recommend to the MMLC Board that MMLC merge with or sell all or substantially all of its assets to one or more funds including a fund that could be managed by GSAM (including another BDC). MMLC does not expect that GSAM would recommend any such merger or asset sale unless it determines that it would be in MMLC’s best interests, with such determination dependent on factors it deems relevant, which may include historical and projected financial performance of MMLC and any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset sale would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds. If GSAM is the investment adviser of both funds, as in this Merger, various conflicts of interest exist with respect to such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to GSAM by MMLC and by the entity resulting from such a merger or asset sale or efficiencies or other benefits to GSAM as a result of managing a single, larger fund instead of two separate funds.

MMLC’s ability to enter into transactions with its affiliates is restricted.

As a BDC, MMLC is prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of a majority of the MMLC Independent Directors who have no financial interest in the transaction, or, in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of MMLC’s outstanding voting securities is deemed MMLC’s affiliate for purposes of the 1940 Act, and, if this is the only reason such person is MMLC’s affiliate, MMLC is generally prohibited from buying any asset from or selling any asset (other than MMLC’s capital stock) to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint transactions” with an affiliate, which could include joint investments in the same portfolio company, without approval of the MMLC Independent Directors or, in some cases, the prior approval of the SEC. Moreover, except in certain limited circumstances, MMLC is prohibited from buying any asset from or selling any asset to a holder of more than 25% of MMLC’s voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

In certain circumstances, negotiated co-investments may be made only pursuant to an order from the SEC permitting MMLC to do so. On January 4, 2017, MMLC received an exemptive order from the SEC that permits MMLC to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM, in a manner consistent with MMLC’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. As a result of such order, there could be significant overlap in MMLC’s investment portfolio and the investment portfolios of the other GS BDCs and/or other Accounts. Additionally, if GSAM advises other vehicles in the future, MMLC may co-invest on a concurrent basis with such other affiliates, subject to compliance with the exemptive relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures.

MMLC may experience fluctuations in its quarterly results.

MMLC could experience fluctuations in its quarterly operating results due to a number of factors, including interest rates payable on debt investments MMLC makes, default rates on such investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which MMLC encounters competition in certain markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods or the full fiscal year.

MMLC is exposed to risks associated with changes in interest rates.

MMLC’s debt investments may be based on floating rates, such as LIBOR, the Euro Interbank Offered Rate, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on MMLC’s investments, the value of its securities and its rate of return on invested capital. Currently, most of MMLC’s floating rate investments are linked to LIBOR and it is unclear how increased regulatory oversight and the future of LIBOR may affect market liquidity and the value of the financial obligations to be held by or issued to MMLC that are linked to LIBOR, or how such changes could affect MMLC’s investments and transactions and financial condition or results of operations. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for IBORs. The U.K. Financial Conduct Authority, which regulates LIBOR, has announced that it will not compel panel banks to contribute to LIBOR after 2021. The E.U. Benchmarks Regulation imposed conditions under which only compliant benchmarks may be used in new contracts after 2021. To identify a successor rate for U.S. dollar LIBOR, the Federal Reserve Board and the Federal Reserve Bank of New York formed the ARRC. The ARRC has identified the SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. In addition, on March 25, 2020, the FCA reaffirmed the central assumption that firms cannot rely on LIBOR being published after the end of 2021. However, the outbreak of COVID-19 may adversely impact the timing of many firms’ transition planning, and MMLC continues to assess the potential impact of the COVID-19 outbreak on MMLC’s transition plans. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates, whether the COVID-19 outbreak will have further effect on LIBOR transition timelines or plans, or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR or alternative reference rates could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to MMLC. In addition, if LIBOR ceases to exist, MMLC may need to renegotiate the credit agreements extending beyond 2021 with MMLC’s portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on MMLC’s overall financial condition or results of operations. As such, some or all of these credit agreements may bear a lower interest rate, which would adversely impact MMLC’s financial condition or results of operations. Moreover, if LIBOR ceases to exist, MMLC may need to renegotiate certain terms of the Existing MMLC Credit Facility. If MMLC is unable to do so, amounts drawn under the Existing MMLC Credit Facility may bear interest at a higher rate, which would increase the cost of MMLC’s borrowings and, in turn, affect its results of operations.

Because MMLC has borrowed money, and may issue preferred stock to finance investments, MMLC’s net investment income depends, in part, upon the difference between the rate at which MMLC borrows funds or pays distributions on preferred stock and the rate that MMLC’s investments yield. As a result, MMLC can offer no assurance that a significant change in market interest rates will not have a material adverse effect on MMLC’s net investment income.

A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on MMLC’s net interest income. However, an increase in interest rates could decrease the value of any investments MMLC holds which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase MMLC’s interest expense, thereby decreasing MMLC’s net income. Also, an increase in interest rates available to investors could make an investment in MMLC’s common stock less attractive if MMLC is not able to increase its dividend rate, which could reduce the value of its common stock. Further, rising interest rates could also adversely affect MMLC’s performance if such increases cause MMLC’s borrowing costs to rise at a rate in excess of the rate that its investments yield.

In periods of rising interest rates, to the extent MMLC borrows money subject to a floating interest rate, MMLC’s cost of funds would increase, which could reduce MMLC’s net investment income. Further, rising interest rates could also adversely affect MMLC’s performance if such increases cause MMLC’s borrowing costs to rise at a rate in excess of the rate that MMLC’s investments yield. Further, rising interest rates could also adversely affect MMLC’s performance if MMLC holds investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase MMLC’s interest expense, even though MMLC’s interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

If general interest rates rise, there is a risk that the portfolio companies in which MMLC holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with MMLC. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on MMLC to provide fixed rate loans to MMLC’s portfolio companies, which could adversely affect MMLC’s net investment income, as increases in MMLC’s cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

A change in the general level of interest rates can be expected to lead to a change in the interest rate MMLC receive on many of MMLC’s debt investments. Accordingly, a change in the interest rate could make it easier for MMLC to meet or exceed the performance threshold in the MMLC Investment Management Agreement and may result in a substantial increase in the amount of incentive fees payable to GSAM with respect to the portion of the incentive fee based on income.

The continued uncertainty related to the sustainability and pace of economic recovery in the United States and globally could have a negative impact on MMLC’s business.

MMLC’s business is directly influenced by the economic cycle, and could be negatively impacted by a downturn in economic activity in the United States as well as globally. Fiscal and monetary actions taken by U.S. and non-U.S. government and regulatory authorities could have a material adverse impact on MMLC’s business. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, MMLC’s business, financial condition and results of operations could be adversely affected. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, along with the general policies of the current presidential administration, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect MMLC’s business.

MMLC’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.

Goldman Sachs is a BHC under the BHCA and is therefore subject to supervision and regulation by the Federal Reserve. In addition, Goldman Sachs is an FHC under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because Goldman Sachs may be deemed to “control” MMLC within the meaning of the BHCA, these restrictions could apply to MMLC as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict MMLC’s investments, transactions and operations and may restrict the transactions and relationships between GSAM, Goldman Sachs and their affiliates, on the one hand, and MMLC on the other hand. For example, the BHCA regulations applicable to Goldman Sachs and MMLC may, among other things, restrict MMLC’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of MMLC’s investments and restrict MMLC’s and GSAM’s ability to participate in the management and operations of the companies in which MMLC invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Goldman Sachs and its affiliates (including GSAM) for client and proprietary Accounts may need to be aggregated with positions held by MMLC. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary Accounts or for the Accounts of other clients, which may require MMLC to limit and/or liquidate certain investments.

These restrictions may materially adversely affect MMLC by, among other things, affecting GSAM’s ability to pursue certain strategies within MMLC’s investment program or trade in certain securities. In addition, Goldman Sachs may cease in the future to qualify as an FHC, which may subject MMLC to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and MMLC, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on MMLC.

Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting MMLC and/or GSAM in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulations or other restrictions on, Goldman Sachs, MMLC or other funds and accounts managed by GSAM and its affiliates. Goldman Sachs may seek to accomplish this result by causing GSAM to resign as investment adviser, voting for changes to the MMLC Board causing Goldman Sachs personnel to resign from the MMLC Board, reducing the amount of Goldman Sachs’ investment in MMLC (if any), revoking its right to use the Goldman Sachs name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by MMLC may be unaffiliated with Goldman Sachs.

Recent Commodity Futures Trading Commission rules may have a negative impact on MMLC and GSAM.

The CFTC and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause MMLC to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. GSAM has claimed relief from CFTC registration and regulation as a commodity pool operator pursuant to CFTC Rule 4.5 with respect to MMLC’s operations, with the result that MMLC will be limited in its ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, CFTC Rule 4.5 imposes strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of MMLC’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of MMLC’s portfolio. Moreover, MMLC anticipates entering into transactions involving such derivatives to a very limited extent solely for hedging purposes or otherwise within the limitations of the CFTC Rule 4.5.

MMLC is dependent on information systems, and systems failures, as well as operating failures, could significantly disrupt its business, which may, in turn, negatively affect its liquidity, financial condition or results of operations.

MMLC’s business is dependent on GSAM’s and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of the MMLC Investment Management Agreement or an agreement with any third party service providers, could cause delays or other problems in its activities. MMLC’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond MMLC’s control and adversely affect its business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber attacks.

In addition to MMLC’s dependence on information systems, poor operating performance by its service providers could adversely impact MMLC.

These events, in turn, could have a material adverse effect on MMLC’s operating results and negatively affect the value of MMLC Common Stock and its ability to pay distributions to its stockholders.

Terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which MMLC invests and harm MMLC’s business, operating results and financial condition.

Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt MMLC’s operations, as well as the operations of the businesses in which MMLC invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which MMLC invests directly or indirectly and, in turn, could have a material adverse impact on MMLC’s business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.

Cybersecurity risks and cyber incidents may adversely affect MMLC’s business by causing a disruption to its operations, a compromise or corruption of its confidential information and/or damage to its business relationships, all of which could negatively impact its business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of MMLC’s information resources. These incidents may be an intentional attack or an unintentional event and could involve a third party or MMLC’s own personnel gaining unauthorized access to its information systems for purposes of obtaining ransom payments, misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for loss or misappropriation of data, stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to MMLC’s reputation or business relationships. As MMLC’s reliance on technology has increased, so have the risks posed to its information systems, both internal and those provided by Goldman Sachs and third party service providers. Goldman Sachs and these third party service providers have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as MMLC’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that MMLC’s financial results, operations or confidential information will not be negatively impacted by such an incident.

MMLC’s ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

In November 2019, the SEC published a proposed rulemaking regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions). If adopted as proposed, BDCs that use derivatives would be subject to a VaR leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the BDC qualified as a “limited derivatives user,” as defined in the SEC’s proposal. A BDC that enters into reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the BDC’s asset coverage ratio. Under the proposed rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. If the BDC cannot meet this test, it is required to treat unfunded commitments as a derivatives transaction subject to the requirements of the rule. Collectively, these proposed requirements, if adopted, may limit MMLC’s ability to use derivatives and/or enter into certain other financial contracts.

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and MMLC’s investments.

The decision made in the United Kingdom referendum in June 2016 to leave the European Union (commonly known as “Brexit”) has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. On January 31, 2020, the United Kingdom withdrew from the European Union subject to a withdrawal agreement that permits the United Kingdom to effectively remain in the European Union from an economic perspective during a transition phase that expires at the end of 2020. During this transition phase, the United Kingdom and the European Union will seek to negotiate and finalize a new, more permanent trade deal. Consequently, due to this political uncertainty, it is not possible to anticipate whether the United Kingdom and the European Union will be able to agree on and implement a new trade agreement or what the nature of such trade arrangement will be. In the event that no agreement is reached, the relationship between the United Kingdom and the European Union would be based on the World Trade Organization rules. While certain measures are being proposed and/or will be introduced, at the European Union level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. Notwithstanding the foregoing, the extent and process by the United Kingdom to exit the European Union, and the longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the European Union remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The mid-to-long-term uncertainty may have a negative effect on the performance of any investments in issuers that are economically tied to the United Kingdom or Europe. Additionally, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on the ability of MMLC and its portfolio companies to execute their respective strategies and to receive attractive returns.

Certain investors are limited in their ability to make significant investments in MMLC.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of MMLC’s total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act are also subject to this restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in MMLC’s securities. As a result, certain investors may be precluded from acquiring additional shares, at a time that they might desire to do so.

Stockholders may be subject to filing requirements under the Exchange Act as a result of their investment in MMLC.

Ownership information for any person or group that beneficially owns more than 5% of MMLC Common Stock will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. Although MMLC will provide in its quarterly statements the amount of outstanding stock, the responsibility for determining the filing obligation and preparing the filing remains with the investor. In addition beneficial owners of 10% or more of MMLC Common Stock will be subject to reporting obligations under Section 16(a) of the Exchange Act.

Stockholders may be subject to the short-swing profits rules under the Exchange Act as a result of their investment in MMLC.

Persons with the right to appoint a director or who beneficially own more than 10% of MMLC Common Stock may be subject to Section 16(b) of the Exchange Act, which recaptures for MMLC’s benefit profits from the purchase and sale of stock registered under the Exchange Act within a six-month period.

If MMLC consummates a listing, the management fee and incentive fee will increase.

Subsequent to a listing of MMLC Common Stock, the management fee under the MMLC Investment Management Agreement would be calculated as a percentage of the average value of MMLC’s gross assets including borrowed funds (excluding cash or cash equivalents) at the end of the prior two completed calendar quarters, which will result in a higher management fee for a given level of assets when compared to the current management fee calculated based on NAV and will create an incentive for GSAM to incur leverage. In addition, subsequent to a listing, the incentive fee on income will increase from 15% to 20% of MMLC’s ordinary income and the incentive fee on capital gains will increase from 15% to 20% of its aggregate realized capital gains net of its aggregate realized capital losses and its aggregate unrealized capital depreciation (in each case calculated from the date of such listing).

Risks Relating to MMLC’s Portfolio Company Investments

MMLC’s investments are very risky and highly speculative.

MMLC will invest primarily through direct originations of secured debt, including first lien, unitranche, and last-out portions of such loans; second lien debt; unsecured debt, including mezzanine debt; and select equity investments. The securities in which MMLC invests typically are not rated by any rating agency, and if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or S&P). These securities, which may be referred to as “junk bonds,” “high yield bonds” or “leveraged loans,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Therefore, MMLC’s investments may result in an above average amount of risk and volatility or loss of principal. MMLC also may invest in other assets, including U.S. government securities and structured securities. These investments entail additional risks that could adversely affect MMLC’s investment returns.

Secured Debt. When MMLC makes a secured debt investment, MMLC generally takes a security interest in the available assets of the portfolio company, including the equity interests of any subsidiaries, which MMLC expects to help mitigate the risk that MMLC will not be repaid. However, there is a risk that the collateral securing MMLC’s debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, MMLC’s lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. Consequently, the fact that MMLC’s debt is secured does not guarantee that MMLC will receive principal and interest payments according to the debt investment’s terms, or at all, or that MMLC will be able to collect on the loan, in full or at all, should MMLC enforce its remedies.

Unsecured Debt, including Mezzanine Debt. MMLC’s unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When MMLC invests in secured debt or unsecured debt, including mezzanine debt, MMLC may acquire equity securities from the company in which MMLC makes the investment. In addition, MMLC may invest in the equity securities of portfolio companies independent of any debt investment. MMLC’s goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests MMLC holds may not appreciate in value and, in fact, may decline in value. Accordingly, MMLC may not be able to realize gains from its equity interests, and any gains that MMLC does realize on the disposition of any equity interests may not be sufficient to offset any other losses MMLC experiences.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

•

such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that MMLC holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of MMLC’s realizing any guarantees MMLC may have obtained in connection with its investment;

•

such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on MMLC’s portfolio companies and, in turn, on MMLC;

•

such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•

there is generally little public information about these companies, they and their financial information are not subject to the reporting requirements of the Exchange Act and other regulations that govern public companies and MMLC may be unable to uncover all material information about these companies, which may prevent MMLC from making a fully informed investment decision and cause MMLC to lose money on its investments;

•

MMLC’s executive officers, directors and Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from MMLC’s investments in the portfolio companies; and

•

such companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness, including any debt securities held by MMLC, upon maturity.

Many of MMLC’s portfolio securities may not have a readily available market price and MMLC will value these securities at fair value as determined in good faith under procedures adopted by the MMLC Board, which valuation is inherently subjective and may not reflect what MMLC may actually realize for the sale of the investment.

The majority of MMLC’s investments are expected to be in debt instruments that do not have readily ascertainable market prices. The fair value of assets that are not publicly traded or whose market prices are not readily available are determined in good faith under procedures adopted by the MMLC Board. The MMLC Board utilizes the services of Independent Valuation Advisors in determining the fair value of a portion of the securities in MMLC’s portfolio as of each quarter end. Investment professionals from GSAM will also prepare portfolio company valuations using sources and/or proprietary models, depending on the availability of information on MMLC’s assets and the type of asset being valued, all in accordance with MMLC’s valuation policy.

Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, it may be more difficult for investors to value accurately MMLC’s investments and could lead to undervaluation or overvaluation of MMLC Common Stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

MMLC’s NAV as of a particular date may be materially greater than or less than the value that would be realized if MMLC’s assets were to be liquidated as of such date. For example, if MMLC were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that MMLC would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in MMLC’s NAV. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in MMLC’s NAV.

When MMLC’s NAV is determined other than on a quarter-end (such as in connection with issuances of shares of MMLC Common Stock on dates occurring mid-quarter), such determinations of NAV are typically made by GSAM, acting under delegated authority from, and subject to the supervision of the MMLC Board.

While such NAV determinations are made in accordance with procedures adopted by the MMLC Board, such intra-quarter NAV determinations do not follow the same procedures as quarter-end NAV determinations, such as the input of the MMLC Audit Committee or Independent Valuation Advisors, which may heighten the risks described above. However, MMLC intends to comply at all times with the limitations of Section 23 under the 1940 Act (which generally prohibits MMLC from issuing shares of common stock at a price below the then-current NAV, as determined within 48 hours, excluding Sundays and holidays, of such issuance, subject to certain exceptions).

The lack of liquidity in MMLC’s investments may adversely affect its business.

Various restrictions will render MMLC’s investments relatively illiquid, which may adversely affect its business. As MMLC will generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. GSAM is not permitted to obtain or use material nonpublic information in effecting purchases and sales in public securities transactions for MMLC, which could create an additional limitation on the liquidity of MMLC’s investments. The illiquidity of MMLC’s investments may make it difficult for MMLC to sell such investments if the need arises. Therefore, if MMLC is required to or desires to liquidate all or a portion of its portfolio quickly, MMLC could realize significantly less than the value at which MMLC has recorded its investments or could be unable to dispose of its investments in a timely manner or at such times as MMLC deems advisable.

MMLC’s portfolio may be focused in a limited number of portfolio companies, which will subject MMLC to a risk of significant loss if any of these companies default on their obligations under any of their debt instruments or if there is a downturn in a particular industry.

MMLC is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that MMLC is not limited by the 1940 Act with respect to the proportion of its assets that MMLC may invest in securities of a single issuer, excluding limitations on investments in certain other financial and investment companies. To the extent that MMLC assumes large positions in the securities of a small number of issuers or industries, its NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. MMLC may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the aggregate returns MMLC realizes may be significantly adversely affected if a small number of investments perform poorly or if MMLC needs to write down the value of any one investment. Additionally, a downturn in any particular industry in which MMLC is invested could significantly affect its aggregate returns. Further, any industry in which MMLC is meaningfully concentrated at any given time could be subject to significant risks that could adversely impact MMLC’s aggregate returns. For example, as of March 31, 2020, Health Care Providers & Services, together with Health Care Technology and Health Care Equipment & Supplies, represented 23.8% of MMLC’s portfolio at fair value. MMLC’s investments in Health Care Providers & Services and Health Care Technology and Health Care Equipment & Supplies are subject to substantial risks, including, but not limited to, the risk that the laws and regulations governing the business of health care companies, and interpretations thereof, may change frequently. Current or future laws and regulations could force MMLC’s portfolio companies engaged in health care, to change their policies related to how they operate, restrict revenue, change costs, change reserve levels and change business practices. In addition, as of March 31, 2020, Software, represented 10.2% of MMLC’s portfolio at fair value. MMLC’s investments in Software are subject to substantial risks, including, but not limited to, intense competition, changing technology, shifting user needs, frequent introductions of new products and services, competitors in different industries and ranging from large established companies to emerging startups, decreasing average selling prices of products and services resulting from rapid technological changes, and various legal and regulatory risks.

MMLC will generally not be in a position to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of its investments.

MMLC will not generally hold controlling equity positions in its portfolio companies. While MMLC is obligated as a BDC to offer to make managerial assistance available to its portfolio companies, there can be no assurance that management personnel of its portfolio companies will accept or rely on such assistance. To the extent that MMLC does not hold a controlling equity interest in a portfolio company, MMLC is subject to the risk that such portfolio company may make business decisions with which MMLC disagrees, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to its interests. Due to the lack of liquidity for the debt and equity investments that MMLC typically holds in its portfolio companies, MMLC may not be able to dispose of its investments in the event MMLC disagrees with the actions of a portfolio company, and may therefore suffer a decrease in the value of its investments.

In addition, MMLC may not be in a position to control any portfolio company by investing in its debt securities. As a result, MMLC is subject to the risk that a portfolio company in which MMLC invests may make business decisions with which MMLC disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve its interests as debt investors.

MMLC may be subject to risks associated with investments in real estate loans.

GSAM, on MMLC’s behalf, may periodically invest in loans related to real estate and real estate-related assets, and such investments will be subject to the risks inherent to investment in real estate-related assets generally. These risks include, but are not limited to, regional, national and international economic conditions, the supply and demand for properties, the financial resources of tenants, buyers and sellers of properties, changes in building, environmental, zoning and other laws and regulations, changes in real property tax rates, changes in interest rates and the availability of financing, which may render the sale or refinancing of properties difficult or impracticable, environmental liabilities, uninsured losses, acts of God, natural disasters, terrorist attacks, acts of war (declared and undeclared), strikes and other factors that are beyond the control of GSAM and MMLC.

MMLC may be subject to risks associated with investments in energy companies.

The energy industry has been in a period of disruption and volatility that has been characterized by fluctuations in oil and gas prices and production levels. This disruption and volatility has led to, and future disruptions and volatility may lead to, decreases in the credit quality and performance of MMLC’s potential debt and equity investments in energy companies, which could, in turn, negatively impact the fair value of MMLC’s investments in energy companies. Any prolonged decline in oil and gas prices or production levels could adversely impact the ability of MMLC’s potential portfolio companies in the energy industry to satisfy financial or operating covenants that may be imposed by MMLC and other lenders or to make payments to MMLC as and when due, which could have a material adverse effect on MMLC’s business, financial condition and results of operations. In addition, energy companies are subject to supply and demand fluctuations in the markets in which they operate, which are impacted by numerous factors, including weather, use of renewable fuel sources, natural disasters, governmental regulation and general economic conditions, in addition to the effects of increasing regulation and general operational risks, any of which could have a material adverse effect on the performance and value of MMLC’s energy-related investments as well as its cash flows from such investments.

MMLC’s failure to make follow-on investments in its portfolio companies could impair the value of its portfolio.

Following an initial investment in a portfolio company, MMLC may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part its equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of its investment.

MMLC may elect not to make follow-on investments or may lack sufficient funds to make those investments.

MMLC will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and MMLC’s initial investment, or may result in a missed opportunity for MMLC to increase its participation in a successful operation. Even if MMLC has sufficient capital to make a desired follow-on investment, MMLC may elect not to make a follow-on investment because MMLC may not want to increase its concentration of risk, because MMLC prefers other opportunities or because MMLC is inhibited by compliance with BDC requirements, compliance with covenants contained in its credit facilities or compliance with the requirements for maintenance of its RIC status.

MMLC’s portfolio companies may prepay loans, which may reduce stated yields in the future if the capital returned cannot be invested in transactions with equal or greater expected yields.

Certain of the loans MMLC makes will be prepayable at any time, with some prepayable at no premium to par. MMLC cannot predict when such loans may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that permit such portfolio company to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating rate loans may increase if other financing sources are available. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for MMLC in the future below the current yield disclosed for its portfolio if the capital returned cannot be invested in transactions with equal or greater expected yields.

Investments in common and preferred equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

Although common stock has historically generated higher average total returns than fixed income securities over the long term, common stock also has experienced significantly more volatility in those returns. MMLC’s equity investments may fail to appreciate and may decline in value or become worthless, and MMLC’s ability to recover its investment will depend on its portfolio companies’ success. Investments in equity securities involve a number of significant risks, including:

•

any equity investment MMLC makes in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, MMLC may not recover its investment; and

•

in some cases, equity securities in which MMLC invests will not pay current dividends, and its ability to realize a return on its investment, as well as to recover its investment, will be dependent on the success of the portfolio company.

Even if the portfolio company is successful, MMLC’s ability to realize the value of its investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or MMLC can otherwise sell its investment. In addition, the equity securities MMLC receives or invests in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•

preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If MMLC owns a preferred security that is deferring its distributions, MMLC may be required to report income for tax purposes before MMLC receives such distributions;

•	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

•	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when MMLC invests in debt securities, it may acquire warrants or other equity securities as well. MMLC’s goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests MMLC receives may not appreciate in value and, in fact, may decline in value. Accordingly, MMLC may not be able to realize gains from its equity interests, and any gains that MMLC does realize on the disposition of any equity interests may not be sufficient to offset any other losses MMLC experiences.

MMLC may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and, to the extent MMLC so invests, will bear its ratable share of any such company’s expenses, including management and performance fees. MMLC will also remain obligated to pay the management fee and incentive fee to GSAM with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of MMLC’s common stockholders will bear their pro rata share of the management fee and incentive fee due to GSAM as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

By originating loans to companies that are experiencing significant financial or business difficulties, MMLC may be exposed to distressed lending risks.

As part of its lending activities, MMLC may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to MMLC, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that MMLC will correctly evaluate the value of the assets collateralizing its loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that MMLC funds, MMLC may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by MMLC to the borrower.

MMLC may be exposed to special risks associated with bankruptcy cases.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to its interests. Furthermore, there are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower; it is subject to unpredictable and lengthy delays; and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest its capital adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, MMLC could become subject to a lender’s liability claim if, among other things, the borrower requests significant managerial assistance from MMLC and MMLC provides such assistance as contemplated by the 1940 Act.

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of MMLC’s portfolio, which in turn would affect MMLC’s results of operations.

As a BDC, MMLC is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith under procedures adopted by the MMLC Board. MMLC may take into account the following types of factors, if relevant, in determining the fair value of its investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow (taking into consideration current market interest rates and credit spreads), the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, MMLC uses the pricing indicated by the external event to corroborate its valuation. While most of MMLC’s investments are not publicly traded, applicable accounting standards require MMLC to assume as part of its valuation process that MMLC’s investments are sold in a principal market to market participants (even if MMLC plans on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect MMLC’s investment valuations. Decreases in the market values or fair values of MMLC’s investments are recorded as unrealized depreciation. The effect of all of these factors on MMLC’s portfolio can reduce MMLC’s NAV by increasing net unrealized depreciation in its portfolio. Depending on market conditions, MMLC could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on its business, financial condition and results of operations.

Economic recessions or downturns could impair MMLC’s portfolio companies and harm its operating results.

MMLC’s portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay its loans during these periods. Therefore, during these periods, MMLC’s non-performing assets may increase and the value of its portfolio may decrease if MMLC is required to write down the values of its investments. Adverse economic conditions may also decrease the value of collateral securing some of MMLC’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in MMLC’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase MMLC’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to MMLC. These events could prevent MMLC from increasing investments and harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by MMLC or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s assets representing collateral for its obligations. This could trigger cross defaults under other agreements and jeopardize MMLC’s portfolio company’s ability to meet its obligations under the debt that

MMLC holds and the value of any equity securities MMLC owns. MMLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

MMLC’s portfolio companies may have incurred or issued, or may in the future incur or issue, debt or equity securities that rank equally with, or senior to, its investments in such companies, which could have an adverse effect on MMLC in any liquidation of the portfolio company.

MMLC’s portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, its investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which MMLC is entitled to receive payments in respect of its investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying MMLC’s investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to MMLC’s investment in that portfolio company typically are entitled to receive payment in full before MMLC receives any distribution in respect of MMLC’s investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to MMLC. In the case of securities ranking equally with MMLC’s investments, MMLC would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that MMLC makes to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt, which will be secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before MMLC. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then MMLC, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights MMLC may have with respect to the collateral securing any junior priority loans MMLC makes to its portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that MMLC enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, MMLC may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. MMLC may not have the ability to control or direct such actions, even if its rights as junior lenders are adversely affected. In addition, a bankruptcy court may choose not to enforce an intercreditor agreement or other arrangement with creditors. Similar risks to the foregoing may apply where MMLC holds the last out piece of a unitranche loan.

MMLC may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such portfolio companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before MMLC. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy MMLC’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then MMLC’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

MMLC’s portfolio companies may be highly leveraged.

Some of MMLC’s portfolio companies may be highly leveraged, which may have adverse consequences to these portfolio companies and to MMLC as an investor. These portfolio companies may be subject to restrictive financial and operating covenants, and the leverage may impair these portfolio companies’ ability to finance their future operations and capital needs. As a result, these portfolio companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

MMLC’s investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

MMLC’s investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. Investing in non-U.S. companies may expose MMLC to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.

Although most of MMLC’s investments are denominated in U.S. dollars, any investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. MMLC may employ hedging techniques to minimize these risks, but MMLC cannot assure you that such strategies will be effective or without risk to MMLC.

MMLC may expose itself to risks if it engages in hedging transactions.

Subject to applicable provisions of the 1940 Act and applicable CFTC regulations, MMLC may enter into hedging transactions in a manner consistent with SEC guidance, which may expose MMLC to risks associated with such transactions. Such hedging may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of MMLC’s portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

Hedging against a decline in the values of MMLC’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that MMLC is not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions MMLC may enter into will depend on MMLC’s ability to correctly predict movements in currencies and interest rates. Therefore, while MMLC may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if MMLC had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, MMLC may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent MMLC from achieving the intended hedge and expose MMLC to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “—Risks Relating to MMLC’s Business and Structure—MMLC will be exposed to risks associated with changes in interest rates.”

MMLC may form one or more CLOs, which may subject MMLC to certain structured financing risks.

To the extent permissible under risk retention rules adopted pursuant to Section 941 of the Dodd-Frank Act and applicable provisions of the 1940 Act, to finance investments, MMLC may securitize certain of its investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. Any interest in any such CLO held by MMLC may be considered a “non-qualifying asset” for purposes of the 1940 Act.

If MMLC creates a CLO, MMLC will depend on distributions from the CLO’s assets out of its earnings and cash flows to enable MMLC to make distributions to its stockholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict MMLC’s ability, as holder of a CLO’s equity interests, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower, or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO, or cash flow may be completely restricted for the life of the CLO. If MMLC does not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining its RIC status, and MMLC is unable to obtain cash from other sources necessary to satisfy this requirement, MMLC could fail to maintain its status as a RIC, which would have a material adverse effect on MMLC’s financial performance.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to MMLC for distribution to its stockholders.

To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by MMLC as owner of equity interests. Finally, any equity interests that MMLC retains in a CLO will not be secured by the assets of the CLO, and MMLC will rank behind all creditors of the CLO.

MMLC will have broad discretion over the use of proceeds of the funds MMLC raises from investors and will use proceeds in part to satisfy operating expenses.

There can be no assurance that MMLC will be able to locate a sufficient number of suitable investment opportunities to allow MMLC to successfully deploy capital that MMLC raises from investors in a timeframe that will permit investors to earn above-market returns. To the extent MMLC is unable to invest substantially all of the capital MMLC raises within its contemplated timeframe, MMLC’s investment income, and in turn its results of operations, will likely be materially adversely affected. Additionally, there could be a significant lag in time between any drawdown date and MMLC’s funding of investments. See “—Risks Relating to MMLC’s Business and Structure—MMLC has a limited operating history.”

MMLC intends to use substantially all of the proceeds from the offering of MMLC Common Stock, net of expenses, to make investments in accordance with its investment objectives and using the strategies described in this joint proxy statement/prospectus. MMLC anticipates that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, subject to the restrictions of applicable law and regulations, including the 1940 Act and the Code, MMLC has significant flexibility in applying the proceeds of the funds MMLC raises from investors and may use the net proceeds in ways with which stockholders may not agree, or for purposes other than those contemplated at the time of the capital raising. MMLC may also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. MMLC’s ability to achieve its investment objective may be limited to the extent that net proceeds of the funds MMLC raises from investors, pending full investment by MMLC in portfolio companies, are used to pay operating expenses.

Risks Relating to MMLC Common Stock

Investing in MMLC Common Stock involves an above average degree of risk.

The investments MMLC makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. MMLC’s investments in portfolio companies may be highly speculative and aggressive, and therefore an investment in MMLC Common Stock may not be suitable for someone with lower risk tolerance.

A stockholder’s interest in MMLC will be diluted if MMLC issues additional shares, which could reduce the overall value of an investment in MMLC.

Stockholders do not have preemptive rights to any shares MMLC issues in the future. MMLC may decide, in accordance with the process described below, to issue additional shares at or below the NAV per share. To the extent MMLC issues additional shares, a stockholder’s percentage ownership interest in MMLC may be diluted. In addition, if such shares are issued below NAV, existing stockholders may also experience dilution in the book value and fair value of their shares.

MMLC is generally not able to issue and sell MMLC Common Stock at a price per share below NAV per share. MMLC may, however, sell MMLC Common Stock, or warrants, options or rights to acquire MMLC Common Stock, at a price below the then-current NAV per share of MMLC Common Stock (i) with the consent of a majority of its common stockholders (and a majority of its common stockholders who are not affiliates of MMLC) and (ii) if, among other things, a majority of the MMLC Independent Directors and a majority of its directors who have no financial interest in the transaction determine that a sale is in the best interests of MMLC and its stockholders.

MMLC may in the future determine to issue preferred stock, which could adversely affect the value of MMLC Common Stock.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the value of MMLC Common

Stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock MMLC issues must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any distributions or other payments to MMLC’s common stockholders, and holders of preferred stock are not subject to any of MMLC’s expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, participating preferred stock and preferred stock each constitute a “senior security” for purposes of MMLC’s 200% asset coverage test.

Certain provisions of MMLC’s certificate of incorporation and bylaws and the DGCL, as well as other aspects of MMLC’s structure, could deter takeover attempts and have an adverse impact on the price of MMLC Common Stock.

MMLC’s certificate of incorporation and bylaws, as well as the DGCL, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for MMLC. Among other things, MMLC’s certificate of incorporation and bylaws:

•	provide that the MMLC Board will be classified in the event of a listing, which may delay the ability of MMLC stockholders to change the membership of a majority of the MMLC Board;

•	do not provide for cumulative voting;

•	provide that vacancies on the MMLC Board, including newly created directorships, may be filled only by a majority vote of directors then in office;

•	provide that MMLC’s directors may be removed only for cause, and only by a supermajority vote of the stockholders entitled to elect such directors upon Board classification at the time of a listing;

•	provide that stockholders may take action only at an annual or special meeting of stockholders, and may not act by written consent;

•	restrict stockholders’ ability to call special meetings; and

•	require a supermajority vote of stockholders to effect certain amendments to MMLC’s certificate of incorporation and bylaws.

MMLC has provisions comparable to those of Section 203 of the DGCL (other than with respect to Group Inc. and its affiliates and certain of its or their direct or indirect transferees and any group as to which such persons are a party). These provisions generally prohibit MMLC from engaging in mergers, business combinations and certain other types of transactions with “interested stockholders” (generally defined as persons or entities that beneficially own 15% or more of MMLC’s voting stock), other than the exempt parties as described above, for a period of three years following the date the person became an interested stockholder unless, prior to such stockholder’s becoming an interested stockholder, the MMLC Board has approved the “business combination” that would otherwise be restricted or the transaction that resulted in the interested stockholder becoming an interested stockholder or the subsequent transaction with the interested stockholder has been approved by the MMLC Board and 66 2/3% of MMLC’s outstanding voting stock (other than voting stock owned by the interested stockholder). Such provisions may discourage third parties from trying to acquire control of MMLC and increase the difficulty of consummating such an offer.

These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of MMLC Common Stock the opportunity to realize a premium over the value of MMLC Common Stock. In addition, certain aspects of MMLC’s structure may have the effect of discouraging a third party from making an acquisition proposal for MMLC.

MMLC may not be able to pay you distributions on MMLC Common Stock, MMLC’s distributions to you may not grow over time and a portion of MMLC’s distributions to you may be a return of capital for U.S. federal income tax purposes.

All distributions will be paid at the discretion of the MMLC Board and will depend on such factors as the Board determines are relevant from time to time, including MMLC’s earnings, financial condition and compliance with any debt covenants MMLC may be subject to. Accordingly, MMLC may not pay distributions to stockholders.

The distributions MMLC pays to stockholders in a year may exceed its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes that would reduce a holder’s adjusted tax basis in its common stock and correspondingly increase such holder’s gain, or reduce such holder’s loss, on disposition of such common stock. Distributions in excess of a holder’s adjusted tax basis in its common stock will constitute capital gains to such holder. Stockholders who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of a RIC’s net ordinary income or capital gains when they are not. Accordingly, stockholders should read carefully any written disclosure accompanying a distribution from MMLC and the information about the specific tax characteristics of MMLC’s distributions provided to stockholders after the end of each calendar year, and should not assume that the source of any distribution is MMLC’s net ordinary income or capital gains.

The tax treatment of a non-U.S. stockholder in its jurisdiction of tax residence will depend entirely on the laws of such jurisdiction and may vary considerably from jurisdiction to jurisdiction.

Depending on (i) the laws of such non-U.S. stockholder’s jurisdiction of tax residence, (ii) how MMLC is treated in such jurisdiction and (iii) MMLC’s activities, an investment in MMLC could result in such non-U.S. stockholder recognizing adverse tax consequences in its jurisdiction of tax residence, including with respect to any generally required or additional tax filings and/or additional disclosure required in such filings in relation to the treatment for tax purposes in the relevant jurisdiction of an interest in MMLC and/or of distributions from MMLC and any uncertainties arising in that respect (MMLC’s not being established under the laws of the relevant jurisdiction), the possibility of taxable income significantly in excess of cash distributed to a non-U.S. stockholder, and possibly in excess of MMLC’s actual economic income, the possibilities of losing deductions or the ability to utilize tax basis and of sums invested being returned in the form of taxable income or gains, and the possibility of being subject to tax at unfavorable tax rates. A non-U.S. stockholder may also be subject to restrictions on the use of its share of MMLC’s deductions and losses in its jurisdiction of tax residence. Each prospective investor is urged to consult its own tax advisors with respect to the tax and tax filing consequences, if any, in its jurisdiction of tax residence of an investment in MMLC, as well as any other jurisdiction in which such prospective investor is subject to taxation.

MMLC may have difficulty paying its required distributions if MMLC recognizes taxable income before or without receiving cash representing such income.

For U.S. federal income tax purposes, MMLC will include in its taxable income certain amounts that MMLC has not yet received in cash, such as OID or accruals on a contingent payment debt instrument, which may occur if MMLC receives warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to MMLC’s overall investment assets, and increases in loan balances as a result of PIK interest will be included in MMLC’s taxable income before MMLC receives any corresponding cash payments. MMLC also may be required to include in its taxable income certain other amounts that MMLC will not receive in cash. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. MMLC’s investments with a deferred interest feature may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when MMLC’s actual collection is scheduled to occur upon maturity of the obligation.

Because in certain cases MMLC may recognize taxable income before or without receiving cash representing such income, MMLC may have difficulty making distributions to its stockholders that will be sufficient to enable MMLC to meet the annual distribution requirement necessary for MMLC to maintain its status as a RIC. Accordingly, MMLC may need to sell some of its assets at times and/or at prices that MMLC would not consider advantageous, MMLC may need to raise additional equity or debt capital, or MMLC may need to forgo new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business) to enable MMLC to make distributions to its stockholders that will be sufficient to enable MMLC to meet the annual distribution requirement. If MMLC is unable to obtain cash from other sources to meet the annual distribution requirement, MMLC may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

MMLC stockholders may receive shares of MMLC Common Stock as distributions, which could result in adverse tax consequences to them.

In order to satisfy the annual distribution requirement applicable to RICs, MMLC will have the ability to declare a large portion of a distribution in shares of MMLC Common Stock instead of in cash. MMLC is not subject to restrictions on the circumstances in which MMLC may declare a portion of a distribution in shares of MMLC Common Stock but would generally anticipate doing so only in unusual situations, such as, for example, if MMLC does not have sufficient cash to meet its RIC distribution requirements under the Code. Generally, were MMLC to declare such a distribution, it would allow stockholders to elect payment in cash and/or shares of MMLC’s stock of equivalent value, with a percentage limitation on the portion of the total distribution available to be received in cash. Under published IRS guidance, the entire distribution will generally be treated as a taxable distribution for U.S. federal income tax purposes and count towards MMLC’s RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all stockholders is required to be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution is required to be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock) under a formula provided in the applicable IRS guidance. The number of shares of MMLC’s stock declared would thus depend on the applicable percentage limitation on cash available for distribution, the stockholders’ individual elections to receive cash or stock and the value of the shares of MMLC’s stock. Each stockholder generally would be treated as having received a taxable distribution (including for purposes of the withholding tax rules applicable to a non-U.S. stockholder) on the date the distribution is received in an amount equal to the cash that such stockholder would have received if the entire distribution had been paid in cash, even if the stockholder received all or most of the distribution in shares of MMLC Common Stock. MMLC currently does not intend to pay distributions in shares of its common stock, but there can be no assurance MMLC will not do so in the future.

If MMLC is not treated as a “publicly offered regulated investment company,” as defined in the Code, U.S. stockholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of MMLC’s expenses.

MMLC expects to be treated as a “publicly offered regulated investment company” as a result of shares of MMLC Common Stock being held by at least 500 persons at all times during a taxable year. However, MMLC cannot assure a stockholder that MMLC will be treated as a publicly offered regulated investment company for all years. If MMLC is not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from MMLC in the amount of such U.S. stockholder’s allocable share of the management and incentive fees paid to GSAM and certain of MMLC’s other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions of a U.S. stockholder that is an individual, trust or estate are disallowed under the Tax Cuts and Jobs Act for tax years beginning before January 1, 2026, and thereafter generally are (i) deductible by such stockholders only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, (ii) are not deductible for purposes of the alternative minimum tax and (iii) are subject to the overall limitation on itemized deductions under the Code.

Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends MMLC pays.

Distributions of MMLC’s “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States will generally be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of MMLC’s current or accumulated earnings and profits.

Certain properly reported dividends are generally exempt from withholding of U.S. federal income tax when they are paid in respect of MMLC’s (i) “qualified net interest income” (generally, MMLC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which MMLC or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of MMLC’s net short-term capital gain over its net long-term capital loss for such taxable year), and certain other requirements are satisfied.

NO ASSURANCE CAN BE GIVEN AS TO WHETHER ANY OF MMLC’S DISTRIBUTIONS WILL BE ELIGIBLE FOR THIS EXEMPTION FROM WITHHOLDING OF U.S. FEDERAL INCOME TAX. IN PARTICULAR, THIS EXEMPTION WILL NOT APPLY TO MMLC’S DISTRIBUTIONS PAID IN RESPECT OF MMLC’S NON-U.S. SOURCE INTEREST INCOME OR MMLC’S DIVIDEND INCOME (OR ANY OTHER TYPE OF INCOME OTHER THAN GENERALLY MMLC’S NON-CONTINGENT U.S.-SOURCE INTEREST INCOME RECEIVED FROM UNRELATED OBLIGORS AND MMLC’S QUALIFIED SHORT-TERM CAPITAL GAINS). IN THE CASE OF MMLC COMMON STOCK HELD THROUGH AN INTERMEDIARY, THE INTERMEDIARY MAY WITHHOLD U.S. FEDERAL INCOME TAX EVEN IF MMLC REPORTS THE PAYMENT AS QUALIFIED

NET INTEREST INCOME OR QUALIFIED SHORT-TERM CAPITAL GAIN. BECAUSE MMLC COMMON STOCK WILL BE SUBJECT TO SIGNIFICANT TRANSFER RESTRICTIONS, AND AN INVESTMENT IN MMLC COMMON STOCK WILL GENERALLY BE ILLIQUID, NON-U.S. STOCKHOLDERS WHOSE DISTRIBUTIONS ON MMLC COMMON STOCK ARE SUBJECT TO WITHHOLDING OF U.S. FEDERAL INCOME TAX MAY NOT BE ABLE TO TRANSFER THEIR SHARES OF MMLC COMMON STOCK EASILY OR QUICKLY OR AT ALL.

To the extent OID and PIK interest constitute a portion of MMLC’s income, MMLC will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

MMLC’s investments may include OID instruments and PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of MMLC’s income, MMLC is exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•

The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when MMLC’s actual collection is supposed to occur at the maturity of the obligation.

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of MMLC’s cash distributions.

•

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by MMLC stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

Investors in offerings after the initial closing could receive fewer shares of common stock than anticipated.

The purchase price per share of MMLC Common Stock in any closing after the initial closing is expected to be determined to ensure that such price is equal to MMLC’s then-current NAV per share. As a result, in the event of an increase in MMLC’s NAV per share, the purchase price for shares purchased in any closing after the initial closing may be higher than the prior monthly NAV per share, and therefore an investor may receive a smaller number of shares than if it had purchased shares in a prior offering. Additionally, in order to more fairly allocate such expenses among all stockholders, investors making capital commitments will be required to bear a pro rata portion of MMLC’s expenses incurred in respect of legal services pertaining to MMLC’s organization and formation and any administration, custody and transfer agent agreements, the performance of any research and consultation services in connection with the initial meeting of Directors, and audit fees relating to the initial registration statement and auditing the initial seed capital financial statements at the time of their first investment in MMLC.

MMLC Common Stock is subject to significant transfer restrictions, and an investment in MMLC Common Stock generally will be illiquid.

Shares of MMLC Common Stock are subject to the restrictions on transfer described herein and as set forth in MMLC’s certificate of incorporation. Purchasers of shares of MMLC Common Stock prior to an IPO and listing (including purchasers in such offering of MMLC Common Stock) will not be permitted to transfer their shares after the consummation of such IPO and listing, including a transfer of solely an economic interest, without MMLC’s prior written consent until a date to be established by MMLC. If a listing does not occur, MMLC’s common stockholders will be prohibited from transferring their shares without MMLC’s prior written consent. An investment in MMLC Common Stock is of further limited liquidity since MMLC Common Stock is not freely transferable under the securities laws. Each investor in MMLC Common Stock must be prepared to bear the economic risk of an investment in MMLC Common Stock for an indefinite period.

MMLC has no obligation to conduct an Exit Event and can offer no assurances as to whether or when MMLC may conduct an Exit Event. Even if MMLC consummates an Exit Event, MMLC can offer no assurances as to the price at which MMLC Common Stock will be valued in an Exit Event, and it could be valued below the price in the offering or the then-current NAV. Additionally, pre-Exit Event stockholders are not expected to be able to sell their common stock in any IPO.

Shares of MMLC Common Stock have not been registered under the Securities Act and, therefore, under the securities laws, cannot be sold unless such shares are subsequently registered under the Securities Act or an exemption from such registration is available. Shares of MMLC Common Stock are illiquid assets for which there is not a secondary market, and there is no guarantee that a secondary market will develop in the future. An investment in MMLC Common Stock is therefore suitable only for certain sophisticated investors that can bear the risks associated with the illiquidity of their common stock.

If MMLC has not consummated an Exit Event by the Wind-down Determination Date, the MMLC Board (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the 1940 Act and the Code) will meet to consider MMLC’s potential wind down and/or liquidation and dissolution.

If MMLC has not consummated an Exit Event by the Wind-down Determination Date, the MMLC Board to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the 1940 Act and the Code will meet to consider MMLC’s potential wind down and/or liquidation and dissolution. To the extent the MMLC Board determines to pursue a liquidation or dissolution, no assurances can be provided as to what price they will be able to obtain from selling or liquidating MMLC’s investments and MMLC could end up being liquidated below MMLC’s then-NAV per share or at a price per share below what stockholders paid.

In the event of any liquidation, dissolution or winding up of MMLC’s affairs, MMLC’s common stockholders would receive any remaining net assets only after payment or provision or payment of MMLC’s debts and other liabilities and subject to the prior rights of any outstanding preferred stock. In addition, MMLC expects that it would incur certain costs associated with a liquidation or dissolution. Accordingly, to the extent the MMLC Board determines to proceed with MMLC’s liquidation or dissolution, it could result in a loss for MMLC’s common stockholders.

Stockholders will have limited opportunities to sell MMLC Common Stock and, to the extent stockholders are able to sell MMLC Common Stock, stockholders may not be able to recover the amount of their investment in MMLC Common Stock.

Beginning with the end of the Investment Period, until an Exit Event, MMLC expects that the MMLC Board will consider repurchase offers to allow stockholders to tender their shares of common stock on a quarterly basis at a price per share MMLC expects to reflect a recent NAV per share. Any such share repurchase offer will be at the discretion of the MMLC Board and subject to applicable law and that such repurchases do not give rise to adverse tax, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or other regulatory consequences to MMLC or MMLC stockholders. Additionally, if MMLC determines to make one or more repurchase offers, such offers are expected to include numerous restrictions that limit stockholders’ ability to sell their shares of common stock pursuant to such offers. MMLC expects to limit the number of shares of common stock repurchased pursuant to any share repurchase offer to 5% of MMLC’s outstanding shares of common stock (with the exact amount to be set by the MMLC Board).

Although MMLC expects that the MMLC Board will consider repurchase offers on a quarterly basis beginning with the end of the Investment Period, the MMLC Board has complete and absolute discretion to determine whether MMLC will engage in any share repurchases and, if so, the terms of such repurchases. Therefore, MMLC may ultimately not engage in any share repurchases or may cease share repurchases at any time, and stockholders may not be able to sell their shares of common stock at all. Stockholders should not assume or rely upon any expectation that MMLC will offer to repurchase any of MMLC Common Stock.

The repurchase price per share of future repurchase offers, if any, may be lower than the price per share that stockholders paid for their shares of MMLC Common Stock. In addition, in the event that a stockholder chooses to participate in a quarterly repurchase offer, the stockholder may be required to provide MMLC with notice of intent to participate prior to knowing what the NAV per share will be on the repurchase date. A stockholder seeking to sell shares of MMLC Common Stock to MMLC as part of MMLC’s quarterly share repurchase offer may be required to do so without knowledge of what the repurchase price per share of MMLC’s common stock will be on the repurchase date.

Beneficial owners of MMLC’s equity securities may be subject to certain regulatory requirements based on their ownership percentages.

A beneficial owner, either directly or indirectly, of more than 25% of MMLC’s voting securities is presumed to control MMLC under the 1940 Act. Certain events beyond an investor’s control may result in an increase in the percentage of such investor’s beneficial ownership of MMLC’s shares, including the repurchase by MMLC of shares from other stockholders. Control of MMLC would also arise under the 1940 Act if a person has the power to exercise a controlling influence over MMLC’s management or policies, unless that power is solely the result of an official position with MMLC. In the event a stockholder is or becomes a person that controls MMLC, it and certain of its affiliated persons will be subject to, among other things, prohibitions or restrictions on engaging in certain transactions with MMLC and certain of MMLC’s affiliated persons. A beneficial owner of a large number of MMLC’s equity securities may also become subject to public reporting obligations if and when MMLC becomes a public reporting company under the Exchange Act.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Merger

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of GSBD or MMLC bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following the Merger. GSBD and MMLC caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “GSBD” or “MMLC,” stockholders will indirectly bear such fees or expenses as investors in GSBD or MMLC, as applicable.

	Actual
Stockholder transaction expenses	GSBD		MMLC		Pro Forma
Sales load (as a percentage of offering price)	None	(1)	None	(1)	None	(1)
Offering expenses (as a percentage of offering price)	None	(1)	None	(1)	None	(1)
Dividend reinvestment plan expenses	None	(2)	None		None	(1)

Total stockholder transaction expenses (as a percentage of offering price)	None		None		None

	Actual
Estimated annual expenses (as a percentage of net assets attributable to common stock):(3)	GSBD	MMLC	Pro Forma
Base management fees(4)	2.31%	1.51%	2.19%
Incentive fees(5)	0.00%	0.00%	0.00%
Interest payments on borrowed funds(6)	4.76%	3.00%	4.05%
Other expenses(7)	2.03%	1.05%	1.19%

Total annual expenses(9)	9.10%	5.56%	7.43%

(1)

Purchases of shares of GSBD Common Stock on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of GSBD Common Stock. MMLC did not impose a sales charge to purchases of shares of MMLC Common Stock in its private placement.

(2)	The estimated expenses associated with GSBD’s dividend reinvestment plan are included in “Other expenses.”
(3)

“Net assets attributable to common stock” equals average net assets as of March 31, 2020. For the pro forma columns, the net assets of the combined company on a pro forma basis as of March 31, 2020 were used. See “Unaudited Selected Pro Forma Consolidated Financial Statements” for more information.

(4)

GSBD’s management fee is calculated at an annual rate of 1.00% (0.25% per quarter) thereafter, in each case, of the average value of GSBD’s gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The management fee for any partial quarter will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter. See “Goldman Sachs BDC, Inc. Management Agreements—GSBD Investment Management Agreement—Management Fee.” The GSBD management fee referenced in the table above is annualized and based on actual amounts incurred by GSBD during the three months ended March 31, 2020.

MMLC’s management fee is calculated at an annual rate equal to 1.50% of MMLC’s average NAV (including un-invested cash and cash equivalents) at the end of the then-current quarter and the prior calendar quarter (and, in the case of MMLC’s first quarter, the NAV as of such quarter-end). The management fee for any partial quarter will be appropriately prorated. Following the occurrence (if any) of a listing, average gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the then-current quarter and the prior calendar quarter (and, in the case of

MMLC’s first quarter-end following such event, MMLC’s gross assets as of such quarter-end) will be used instead of average NAV to calculate the management fee. See “Goldman Sachs Middle Market Lending Corp. Management Agreements — MMLC Investment Management Agreement — Management Fee.” The MMLC management fee referenced in the table above is annualized and based on actual amounts incurred by MMLC during the three months ended March 31, 2020.

The pro forma base management fee has been calculated in accordance with the terms of the GSBD Investment Management Agreement. The pro forma base management fee referenced in the table above is annualized and based on pro forma condensed consolidated statement of asset and liabilities for the combined company as of March 31, 2020.

(5)

The incentive fee referenced in the table above for each of GSBD and MMLC is based on actual amounts of the income component of the incentive fee incurred during the three months ended March 31, 2020, annualized for a full year, and the amount payable under the GSBD Investment Management Agreement and the MMLC Investment Management Agreement, respectively, for the capital gains component as of March 31, 2020. The pro forma incentive fee referenced in the table above is calculated under the GSBD Investment Management Agreement based on actual results of GSBD and MMLC on a pro forma bases for the three months ended March 31, 2020, annualized for a full year, and calculated under the GSBD Investment Management Agreement.

Incentive Fees under the GSBD Investment Management Agreement: The incentive fee payable to GSAM consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not.

A portion of the incentive fee is based on GSBD’s income and a portion is based on GSBD’s capital gains, each as described below. GSAM is entitled to receive the incentive fee based on income from GSBD if GSBD Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to GSBD’s NAV and does not take into account changes in the market price of GSBD Common Stock.

Beginning with the calendar quarter that commenced on January 1, 2015, the incentive fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to GSBD’s aggregate net investment income, as adjusted as described below, from the GSBD Trailing Twelve Quarters. The incentive fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an Annual Period (as defined below).

The hurdle amount for the incentive fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by GSBD’s NAV at the beginning of each applicable calendar quarter comprising the relevant GSBD Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all issuances by GSBD of shares of GSBD Common Stock, including issuances pursuant to GSBD’s dividend reinvestment plan) and distributions that occurred during the relevant GSBD Trailing Twelve Quarters. The incentive fee for any partial period will be appropriately prorated.

Quarterly Incentive Fee Based on Income. For the portion of the incentive fee based on income, GSBD pays GSAM a quarterly incentive fee based on the amount by which (A) aggregate net investment income (“GSBD Ordinary Income”) in respect of the relevant GSBD Trailing Twelve Quarters exceeds (B) the hurdle amount for such GSBD Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such GSBD Trailing Twelve Quarters is referred to as the “GSBD Excess Income Amount.” For the avoidance of doubt, GSBD Ordinary Income is net of all fees and expenses, including the management fee but excluding any incentive fee.

The incentive fee based on income for each quarter is determined as follows:

•	No incentive fee based on income is payable to GSAM for any calendar quarter for which there is no GSBD Excess Income Amount;

•

100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which GSBD refers to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by GSBD’s NAV at the beginning of each applicable calendar quarter comprising the relevant GSBD Trailing Twelve Quarters is included in the calculation of the incentive fee based on income; and

•	20% of the GSBD Ordinary Income that exceeds the GSBD Catch-up Amount is included in the calculation of the incentive fee based on income.

The amount of the incentive fee based on income that is paid to GSAM for a particular quarter is equal to the excess of the incentive fee so calculated minus the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant GSBD Trailing Twelve Quarters but not in excess of the GSBD Incentive Fee Cap (as described below).

The incentive fee based on income that is paid to GSAM for a particular quarter is subject to a cap (the “GSBD Incentive Fee Cap”). The GSBD Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the GSBD Cumulative Net Return (as defined below) during the relevant GSBD Trailing Twelve Quarters minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant GSBD Trailing Twelve Quarters.

“GSBD Cumulative Net Return” means (x) the GSBD Ordinary Income in respect of the relevant GSBD Trailing Twelve Quarters minus (y) any Net Capital Loss (as defined below), if any, in respect of the relevant GSBD Trailing Twelve Quarters. If, in any quarter, the GSBD Incentive Fee Cap is zero or a negative value, GSBD will pay no incentive fee based on income to GSAM for such quarter. If, in any quarter, the GSBD Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on income that is payable to GSAM for such quarter (before giving effect to the GSBD Incentive Fee Cap) calculated as described above, GSBD will pay an incentive fee based on income to GSAM equal to the GSBD Incentive Fee Cap for such quarter. If, in any quarter, the GSBD Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to GSAM for such quarter (before giving effect to the GSBD Incentive Fee Cap) calculated as described above, GSBD will pay an incentive fee based on income to GSAM equal to the incentive fee calculated as described above for such quarter without regard to the GSBD Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

Incentive Fees under the MMLC Investment Management Agreement: the incentive fee consists of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee will be based on MMLC’s income and a portion will be based on MMLC’s capital gains, each as described below.

Quarterly Incentive Fee Based on Income

GSAM is entitled to receive the incentive fee based on income from MMLC if MMLC Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” (as defined below) of 1.75%. For this purpose, the hurdle is computed by reference to MMLC’s NAV and does not take into account changes in the market price of MMLC’s common stock (if any). The incentive fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to MMLC’s aggregate net investment income, as adjusted as described below, from the MMLC Trailing Twelve Quarters. However, following the occurrence (if any) of a listing, the MMLC Trailing Twelve Quarters will be “reset” so as to include, as of the end of any quarter, the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the listing, rather than the number of quarters that have occurred since the Initial Drawdown Date).

The “hurdle amount” for the incentive fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by MMLC’s NAV at the beginning of each applicable calendar quarter comprising the relevant MMLC Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which will include all issuances by MMLC of shares of MMLC’s common stock) and distributions that occurred during the relevant MMLC Trailing Twelve Quarters. The incentive fee for any partial period will be appropriately prorated. For the portion of the incentive fee based on income, MMLC pays GSAM a quarterly Incentive Fee based on the amount by which (A) MMLC Ordinary Income in respect of the relevant MMLC Trailing Twelve Quarters exceeds (B) the hurdle amount for such MMLC Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such MMLC Trailing Twelve Quarters is referred to as the “MMLC Excess Income Amount.”

The incentive fee based on income for each quarter is determined as follows:

•	No incentive fee based on income is payable to GSAM for any calendar quarter for which there is no MMLC Excess Income Amount;

•

100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which MMLC refers to as the “MMLC Catch-up Amount,” determined as the sum of 2.0588% (or 2.1875% in the event of a listing) multiplied by MMLC’s NAV at the beginning of each applicable calendar quarter included in the relevant MMLC Trailing Twelve Quarters is included in the calculation of the incentive fee based on income; and

•

15% (which will be increased to 20% in the event of a listing, from the date of such listing) of MMLC Ordinary Income that exceeds the MMLC Catch-up Amount is included in the calculation of the incentive fee based on income.

The amount of the incentive fee based on income that will be paid to GSAM for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant MMLC Trailing Twelve Quarters but will not exceed the MMLC Incentive Fee Cap (as described below, and will be subject to the limitations set forth in Section 205(b)(3) of the Advisers Act).

The incentive fee based on income that is paid to GSAM for a particular quarter is subject to an incentive fee cap (the “MMLC Incentive Fee Cap”). The MMLC Incentive Fee Cap for any quarter is an amount equal to (a) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the MMLC Cumulative Net Return (as defined below) during the relevant MMLC Trailing Twelve Quarters minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant MMLC Trailing Twelve Quarters.

“MMLC Ordinary Income” means interest income, dividend income and any other income (including any accrued income that MMLC has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that MMLC receives from portfolio companies) accrued during the calendar quarter minus MMLC’s operating expenses accrued during the calendar quarter (including the management fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred stock, but excluding the incentive fee).

“MMLC Cumulative Net Return” means (x) the MMLC Ordinary Income in respect of the relevant MMLC Trailing Twelve Quarters minus (y) any Net Capital Loss (as defined below), if any, in respect of the relevant MMLC Trailing Twelve Quarters.

If, in any quarter, the MMLC Incentive Fee Cap is zero or a negative value, MMLC will pay no incentive fee based on income to GSAM for such quarter. If, in any quarter, the MMLC Incentive Fee Cap is a positive value but is less than the Incentive Fee incentive fee based on income to GSAM equal to the MMLC Incentive Fee Cap for such quarter. If, in any quarter, the MMLC Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to GSAM for such quarter (before giving effect to the MMLC Incentive Fee Cap) calculated as described above, MMLC will pay an incentive fee based on income to GSAM equal to the incentive fee calculated as described above for such quarter without regard to the MMLC Incentive Fee Cap. In certain limited circumstances, an incentive fee based on income will be payable to GSAM although MMLC’s net income for such quarter did not exceed the hurdle rate or the incentive fee will be higher than it would have been if calculated based on MMLC’s performance for the applicable quarter without taking into account the MMLC Trailing Twelve Quarters.

Incentive Fees Following Completion of the Merger: Following completion of the Merger, the combined company will be externally managed by GSAM. The pro forma Merger incentive fees have been calculated in a manner consistent with the terms and conditions of the GSBD Investment Management Agreement.

(6)

Interest payments on borrowed funds for GSBD is based on the annualized cost of funds on its outstanding indebtedness for the three months ended March 31, 2020, which consisted of $443.6 million of average indebtedness outstanding under the GSBD Credit Facility, $155.0 million aggregate principal amount of the Convertible Notes and $360.0 million aggregate principal amount of the 2025 Notes. For the three ended March 31, 2020, the annualized cost of funds for GSBD’s total debt outstanding was 3.80%. GSBD may borrow additional funds from time to time to make investments to the extent GSBD determines that the economic situation is conducive to doing so. GSBD may also issue additional debt securities or preferred stock, subject to its compliance with applicable requirements under the 1940 Act. GSBD does not currently anticipate issuing preferred stock in the next 12 months.

Interest payments on borrowed funds for MMLC represents MMLC’s annualized cost of funds on its outstanding indebtedness for the three months ended March 31, 2020, which consisted of $733.1 million of average indebtedness outstanding under the Existing MMLC Credit Facility. For the three months ended March 31, 2020, the annualized cost of funds for MMLC’s total debt outstanding was 3.82%.

Interest payments on borrowed funds for the Pro Forma column assumes amounts estimated above for each of GSBD and MMLC are based on the estimates for GSBD and MMLC described above for the combined company following the Merger.

(7)

Includes overhead expenses for each of GSBD and MMLC, including payments under the GSBD Administration Agreement and the MMLC Administration Agreement based on each of GSBD and MMLC’s allocable portion of overhead and other expenses incurred by the Administrator under the applicable administration agreement and any acquired fund fees and expenses that are not required to be disclosed. “Other expenses” are estimated based on the annualized amounts incurred for the three months ended March 31, 2020 for GSBD, MMLC, and the sum of amounts for GSBD and MMLC for the combined company following the Merger, as applicable.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in GSBD, MMLC or the combined company’s common stock following the Merger on a pro forma basis. In calculating the following expense amounts, each of GSBD and MMLC has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the

Merger assume that the leverage and operating expenses of GSBD and MMLC remain at the levels set forth in the tables above. Transaction expenses related to the Merger are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
GSBD, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$89	$257	$411	$744
MMLC, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$55	$165	$274	$540
GSBD, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$99	$285	$456	$823
MMLC, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$63	$188	$310	$611

Pro forma combined company following the Merger	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$73	$215	$350	$659
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$83	$244	$396	$744

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in GSBD, MMLC or, following the Merger, the combined company’s common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of GSBD, MMLC and the combined company will vary and may result in a return greater or less than 5%. Under each of the GSBD Investment Management Agreement and the MMLC Investment Management Agreement, no incentive fee would be payable if GSBD, MMLC or the combined company, as applicable, has a 5% annual return. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example does account for the current loss carryforward and assumes that all dividends and other distributions are reinvested at NAV. The example also does not account for the Incentive Fee Waiver. Under certain circumstances, reinvestment of dividends and other distributions under the relevant dividend reinvestment plan may occur at a price per share that differs from NAV. See “Goldman Sachs BDC, Inc. Dividend Reinvestment Plan” and “Goldman Sachs Middle Market Lending Corp. Dividend Reinvestment Plan” for additional information regarding GSBD’s and MMLC’s dividend reinvestment plans, respectively.

The example and the expenses in the table above should not be considered a representation of GSBD’s, MMLC’s or, following the Merger, the combined company’s future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus contains statements that constitute forward-looking statements, which relate to GSBD, MMLC or, following the Merger, the combined company, regarding future events or the future performance or future financial condition of GSBD, MMLC or, following the Merger, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GSBD, MMLC or, following the Merger, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•	the ability of the parties to consummate the Merger described in this joint proxy statement/prospectus on the expected timeline, or at all;

•	the impact of the COVID-19 pandemic on GSBD’s and MMLC’s businesses and portfolio companies, including GSBD’s, MMLC’s and their portfolio companies’ ability to access capital and liquidity;

•	the failure of the GSBD stockholders to approve the GSBD Merger Proposal, the GSBD Charter Amendment Proposal or the Merger Stock Issuance Proposal;

•	the failure of MMLC stockholders to approve the MMLC Merger Proposal or the MMLC Charter Amendment Proposal;

•	the ability to realize the anticipated benefits of the proposed Merger;

•	the effects of disruption on the business of GSBD and MMLC from the proposed Merger;

•	the effect that the announcement or consummation of the Merger may have on the trading price of GSBD Common Stock;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Merger;

•	any decision by MMLC to pursue continued operations;

•	any potential termination of the Merger Agreement or action of GSBD or MMLC stockholders with respect to any proposed transaction;

•	the pursuit by MMLC of a liquidation or an alternative transaction upon the termination of the Merger Agreement;

•	changes in GSBD’s and/or MMLC’s NAV in the future;

•	GSBD’s and MMLC’s future operating results;

•	GSBD’s and MMLC’s business prospects and the prospects of their portfolio companies;

•	the effect of investments that GSBD and MMLC expect to make and the competition for those investments;

•	GSBD’s and MMLC’s contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with other businesses of Goldman Sachs;

•	the dependence of GSBD’s and MMLC’s future success on the general economy and its effect on the industries in which they invest;

•	the ability of GSBD’s and MMLC’s portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of GSBD’s and MMLC’s investments;

•	the adequacy of financing sources and working capital;

•	the timing of cash flows, if any, from the operations of GSBD’s and MMLC’s portfolio companies;

•	general economic and political trends and other external factors;

•	changes in interest rates, including the decommissioning of LIBOR;

•	the ability of GSAM to locate suitable investments for GSBD and MMLC and to monitor and administer their respective investments;

•	the ability of GSAM or its affiliates to attract and retain highly talented professionals;

•	GSBD’s and MMLC’s ability to qualify and maintain their respective qualifications as a RIC and as a BDC;

•	general price and volume fluctuations in the stock markets;

•	the impact on GSBD’s and MMLC’s business of the Dodd-Frank Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and

•	the effect of changes to tax legislation and GSBD’s and MMLC’s respective tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this joint proxy statement/prospectus.

The forward-looking statements included in this joint proxy statement/prospectus are based on information available on the date of this joint proxy statement/prospectus. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that GSBD or MMLC may make directly to you or through reports that each has filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus contains statistics and other data that have been obtained from or compiled from information made available by third party service providers. GSBD and MMLC have not independently verified such statistics or data.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this joint proxy statement/prospectus, any prospectus supplement or in periodic reports GSBD files under the Exchange Act.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF GOLDMAN SACHS BDC, INC.

The following selected consolidated historical financial data of GSBD as of and for the three months ended March 31, 2020 and 2019 is derived from the unaudited financial statements of GSBD, and the selected consolidated historical financial data of GSBD as of and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, is derived from the audited consolidated financial statements of GSBD. The financial data should be read in conjunction with GSBD’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.” included elsewhere in this joint proxy statement/prospectus.

	For the Three Months Ended March 31, 2020	For the Three Months Ended March 31, 2019	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Consolidated statements of operations data (in thousands):
Total investment income	$31,972	$36,537	$147,261	$146,731	$136,781	$125,108	$118,436
Net expenses	13,366	13,813	65,723	62,313	55,236	47,844	43,338

Net investment income before income taxes	18,606	22,724	81,538	84,418	81,545	77,264	75,098
Income tax expenses, including excise tax	427	439	1,819	1,582	1,552	1,037	518

Net investment income after income taxes	18,179	22,285	79,719	82,836	79,993	76,227	74,580
Net realized and unrealized gain (loss)	(82,058)	(20,274)	(43,744)	(28,436)	(30,445)	(35,575)	(27,952)
(Provision) benefit for taxes on realized gain/loss on investments	—	—	121	(446)	—	—	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	99	204	52	(276)	—	—	—

Net increase (decrease) in net assets resulting from operations after tax	$(63,780)	$2,215	$36,148	$53,678	$49,548	$40,652	$46,628

Per share data
Net investment income (basic and diluted)	$0.45	$0.55	$1.98	$2.06	$2.07	$2.10	$2.14
Earnings (loss) (basic and diluted)	$(1.58)	$0.06	$0.90	$1.34	$1.28	$1.12	$1.34
Distributions declared	$0.45	$0.45	$1.80	$1.80	$1.80	$1.80	$1.80

	As of March 31, 2020	As of March 31, 2019	As of December 31, 2019	As of December 31, 2018	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015
Balance Sheet Data at period end (in thousands):
Total assets	$1,533,474	$1,428,260	$1,475,275	$1,396,976	$1,298,592	$1,190,533	$1,132,759
Total investments, at fair value	1,422,747	1,405,097	1,454,252	1,375,444	1,269,852	1,167,291	1,091,181
Total liabilities	938,615	733,514	799,150	687,084	572,762	525,396	444,109
Total debt, net	908,071	704,395	769,727	659,101	542,526	498,152	419,000
Total net assets	594,859	694,746	$676,125	$709,892	$725,830	$665,137	$688,650
Per share data
Net Asset Value	$14.72	$17.25	$16.75	$17.65	$18.09	$18.31	$18.97

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The following selected consolidated historical financial data of MMLC as of and for the three months ended March 31, 2020 and 2019 is derived from the unaudited financial statements of MMLC, and the selected consolidated historical financial data of MMLC as of and for the years ended December 31, 2019 and 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, is derived from the audited consolidated financial statements of MMLC. The financial data should be read in conjunction with MMLC’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs Middle Market Lending Corp.” included elsewhere in this joint proxy statement/prospectus.

	For the Three Months Ended March 31, 2020	For the Three Months Ended March 31, 2019	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Consolidated statements of operations data (in thousands):
Total investment income	$39,714	$30,507	$145,743	$84,234	$19,845
Net expenses	12,886	14,709	62,898	28,315	10,331

Net investment income	26,828	15,798	82,845	55,919	9,514
Net realized and unrealized gain (loss)	(90,683)	(8,042)	(21,019)	(4,281)	515
(Provision) benefit for taxes on realized gain/loss on investments	—	—	100	(372)	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	107	(103)	(794)	(387)	—

Net increase (decrease) in net assets resulting from operations after tax	(63,748)	7,653	$61,132	$50,879	$10,029

Per share data
Net investment income (basic and diluted)	$0.52	$0.36	$1.75	$1.87	$0.89
Earnings (loss) (basic and diluted)	$(1.23)	$0.18	$1.29	$1.70	$0.93
Distributions declared	$0.43	$0.43	$1.72	$1.72	$1.29

	As of March 31, 2020	As of March 31, 2019	As of December 31, 2019	As of December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Balance Sheet Data at period end (in thousands):
Total assets	$1,790,297	$1,267,091	$1,706,375	$1,131,948	$532,129
Total investments, at fair value	1,661,918	1,245,593	1,683,160	1,107,185	522,046
Total liabilities	870,603	375,166	761,586	311,794	74,001
Total debt	839,884	344,188	729,986	286,189	62,000
Total net assets	919,694	891,925	944,789	820,154	458,128
Per share data
Net Asset Value	$17.08	$18.86	$18.69	$19.07	$18.89

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on GSBD’s financial position and results of operations based upon GSBD’s and MMLC’s respective historical financial positions and results of operations under the asset acquisition method of accounting with GSBD treated as the acquirer. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both GSBD and MMLC, which are included elsewhere in this joint proxy statement/prospectus. See “Index to Financial Statements.”

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated Statement of Assets and Liabilities as of March 31, 2020 assuming the Merger had been completed on March 31, 2020. The unaudited pro forma condensed consolidated Statement of Operations for the three months ended March 31, 2020, and for the year ended December 31, 2019 were prepared assuming the Merger had been completed on January 1, 2019. Additionally, the unaudited pro forma condensed consolidated financial information for the year ended December 31, 2019 includes the following events that occurred in February 2020: (i) GSBD’s issuance of $360.0 million of 2025 Notes, (ii) the amendment of the GSBD Credit Facility, and (iii) MMLC’s capital drawdowns of $61.8 million. Such unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GSBD and MMLC from publicly available information and certain assumptions and adjustments as discussed in Note 3 “Preliminary Pro Forma Adjustments” of the accompanying notes to the unaudited pro forma condensed consolidated financial statements in this section.

The Merger Agreement provides that each MMLC stockholder will be entitled to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger.

Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. GSBD will be the accounting survivor of the Merger. GSBD believes that the acquisition of MMLC should be accounted for as an asset acquisition based on the nature of its pre-acquisition operations and other factors outlined in ASC 805-50—Business Combinations—Related Issues, with the fair value of total consideration paid in conjunction with the Merger allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Merger. See the section entitled “Accounting Treatment of the Merger” for additional information.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Consolidated Statement of Assets and Liabilities

As of March 31, 2020

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments		Goldman Sachs BDC, Inc. Combined
Assets and Liabilities Data:
Investments, at fair value .	$1,422,747	$1,661,918	$—		$3,084,665
Cash and cash equivalents, and foreign currencies .	86,353	108,205	—		194,558
Deferred financing costs	8,950	2,679	1,121	(A)	12,750
Other assets	15,424	17,495	6,516	(B)	39,435

Total assets	1,533,474	1,790,297	7,637		3,331,408

Liabilities & Net Assets
Debt (net of debt issuance cost of associated with GSBD) .	908,071	839,884	—	(A)	1,747,955
Other liabilities .	30,544	30,719	87,050	(A)(B)(C)	148,313

Total liabilities .	938,615	870,603	87,050		1,896,268

Total Net Assets	594,859	919,694	(79,413)		1,435,140

Total liabilities and net assets	$1,533,474	$1,790,297	$7,637		$3,331,408

Number of shares of common stock outstanding.	40,401,637	53,844,947	3,530,828	(D)	97,777,412

Net asset value per share	$14.72	$17.08			$14.68

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2020

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments		Goldman Sachs BDC, Inc. Combined
Performance Data:
Interest and dividend income .	$31,720	$39,376	$—		$71,096
Other income .	252	338	—		590

Total investment income	31,972	39,714	—		71,686
Interest and other debt expenses	8,894	7,446	(691)	(A)	15,649
Management fees	3,666	3,501	675	(E)	7,842
Incentive fees .	—	—	—	(E)	—
Other expenses	1,893	1,939	(705)	(B)(F)	3,127

Total expenses	14,453	12,886	(721)		26,618

Incentive fees waiver	—	—	—	(E)	—
Management fees waiver	(660)	—	660	(E)	—

Net investment income .	18,179	26,828	61		45,068
Net realized gain (loss) .	(10,105)	268	—		(9,837)
Net change in unrealized appreciation (depreciation)	(71,953)	(90,951)	—		(162,904)
Total net realized and unrealized gains (losses)	(82,058)	(90,683)	—		(172,741)
(Provision) benefit for taxes	99	107	—		206

Net increase (decrease) in net assets resulting from operations	(63,780)	(63,748)	61		(127,467)

Per Common Share Data
Weighted average shares outstanding(1)	40,396,319	51,897,111	5,478,664		97,772,094
Net investment income per share (basic and diluted)	$0.45	$0.52			$0.46
Earnings per share (basic and diluted)	$(1.58)	$(1.23)			$(1.30)

(1)

Basic and diluted weighted average shares outstanding for Pro Forma Goldman Sachs BDC, Inc. is estimated by adding estimated share issuance to MMLC stockholders of 57,375,775 shares to weighted average shares outstanding for GSBD for the three months ended March 31, 2020.

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2019

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments		Goldman Sachs BDC, Inc. Combined
Performance Data:
Interest and dividend income .	$144,685	$143,781	$—		$288,466
Other income .	2,576	1,962	—		4,538

Total investment income	147,261	145,743	—		293,004
Interest and other debt expenses	36,313	24,076	470	(A)	60,859
Management fees	14,696	13,665	3,359	(E)	31,720
Incentive fees .	9,220	18,024	(2,693)	(E)	24,551
Other expenses	7,707	7,133	(2,455)	(B)(F)	12,385

Total expenses	67,936	62,898	(1,319)		129,515

Incentive fees waiver .	(394)	—	394	(E)	—

Net investment income .	79,719	82,845	925		163,489
Net realized gain (loss) .	(39,029)	(8,750)	—		(47,779)
Net change in unrealized appreciation (depreciation)	(4,715)	(12,269)	—		(16,984)

Total net realized and unrealized gains (losses)	(43,744)	(21,019)	—		(64,763)
(Provision) benefit for taxes	173	(694)	—		(521)

Net increase (decrease) in net assets resulting from operations .	36,148	61,132	925		98,205

Per Common Share Data
Weighted average shares outstanding(1)	40,313,662	47,453,793	9,921,982		97,689,437
Net investment income per share (basic and diluted)	$1.98	$1.75			$1.67
Earnings per share (basic and diluted)	$0.90	$1.29			$1.01

(1)

Basic and diluted weighted average shares outstanding for Pro Forma Goldman Sachs BDC, Inc. is estimated by adding estimated share issuance to MMLC stockholders of 57,375,775 shares to weighted average shares outstanding for GSBD for the year ended December 31, 2019.

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger is included as of and for the three months ended March 31, 2020, and for the year ended December 31, 2019. On December 9, 2019, GSBD and MMLC entered into the Initial Merger Agreement, which was amended and restated in its entirety on June 11, 2020 by the A&R Merger Agreement. For the purposes of the pro forma condensed consolidated financial statements, the cost of the acquisition is based on the closing price of GSBD Common Stock as of June 30, 2020, adjusted to include a discount to reflect the impact of transfer restrictions applicable to the shares of GSBD Common Stock issued to MMLC stockholders pursuant to the terms of the Merger and the impact of $1.9 million in estimated transaction costs expected to be incurred by GSBD (the “Pro Forma Accounting Purchase Price”). The Pro Forma Accounting Purchase Price closely approximates the NAV of GSBD as of March 31, 2020. The pro forma adjustments included herein reflect the conversion of MMLC Common Stock into GSBD Common Stock using an exchange ratio of 1.0656 of a share of GSBD Common Stock, for each of the 53,844,947 shares of MMLC Common Stock outstanding as of March 31, 2020.

The Merger will be accounted for as an asset acquisition of MMLC by GSBD in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. In applying the asset acquisition method of accounting, GSBD uses a cost approach to allocate the cost of the assets purchased against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. On a pro forma basis, the Pro Forma Accounting Purchase Price was used as a preliminary estimate of purchase price for accounting purposes. The fair value of the Merger Consideration paid by GSBD is allocated to assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. Preliminary purchase accounting allocations are detailed in Note 2 “Preliminary Purchase Accounting Allocations”.

GSBD’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Valuation of Portfolio Investments: The valuation processes and oversight are identical for GSBD and MMLC. As BDCs, GSBD and MMLC conduct the valuation of their assets, pursuant to which their NAV is determined, consistent with GAAP and the 1940 Act. The GSBD Board and MMLC Board, with the assistance of the GSBD Audit Committee and the MMLC Audit Committee, respectively, determines the fair value of each fund’s assets within the meaning of the 1940 Act, on at least a quarterly basis, in accordance with the terms of Financial Accounting Standards Board ASC Topic 820, Fair Value Measurement and Disclosures (“ASC 820”).

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same – to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three-level hierarchy for fair value measurement is defined as follows:

Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2—inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. Each of GSBD’s and MMLC’s assessment of the significance of a particular input to the fair value measurement requires judgment and considers factors specific to the financial instrument.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the GSBD Board and MMLC Board contemplates a multi-step valuation process each quarter, as described below:

(1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Investment Adviser responsible for the portfolio investment;

(2)

The GSBD Board and MMLC Board also engage Independent Valuation Advisors to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the GSBD Board or the GSBD Audit Committee or the MMLC Board or the MMLC Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by GSAM and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ ranges are compared to GSAM’s valuations to ensure GSAM’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the GSBD Audit Committee or the MMLC Audit Committee;

(5)

The Audit Committee of each of the GSBD Board or the MMLC Board, as applicable, reviews valuation information provided by the Investment Management Division Valuation Committee, GSAM and the Independent Valuation Advisors. The relevant Audit Committee then assesses such valuation recommendations; and

(6)

Each of the GSBD Board and the MMLC Board discusses the valuations and, within the meaning of the 1940 Act, determines the fair value of investments in good faith, based on the input of GSAM, the Independent Valuation Advisors and the relevant Audit Committee.

Income Taxes: GSBD has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, GSBD generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that GSBD timely distributes to its stockholders as dividends. To maintain its RIC status, GSBD must meet specified source-of-income and asset diversification requirements and timely distribute to stockholders at least 90% of GSBD’s investment company taxable income for each year. Depending upon the level of taxable income earned in a year, GSBD may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. GSBD generally will be required to pay a U.S. federal excise tax if GSBD’s distributions during a calendar year do not exceed the sum of (1) 98% of GSBD’s net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of GSBD’s capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years.

Transaction Costs: Both GSBD and MMLC incur direct transaction costs resulting from the Merger. GSBD, as the acquirer in an asset acquisition, will capitalize its transaction costs and such costs will be reflected as an adjustment to the purchase price of MMLC. MMLC will expense its transaction costs as incurred. In the event the Merger is consummated, GSAM shall reimburse each of MMLC and GSBD, in each case in an amount of up to $4.0 million for all fees and expenses incurred and payable by MMLC or on its behalf, on the one hand, and GSBD or on its behalf, on the other hand, in connection with or related to the Merger, the Merger Agreement and the related transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to MMLC or the MMLC Special Committee, on the one hand, or GSBD or the GSBD Special Committee, on the other hand). See “Description of the Merger Agreement—Fees and Expenses.”

GSBD expects to incur approximately $1.9 million in estimated transaction costs net of GSAM reimbursement, which will be capitalized for the purposes of the purchase price accounting. MMLC expects to incur approximately $1.8 million in estimated transaction costs net of GSAM reimbursement.

2. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information includes the unaudited Pro Forma Condensed Consolidated Statement of Assets and Liabilities as of March 31, 2020 assuming the Merger had been completed on March 31, 2020. The unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2020 and for the year ended December 31, 2019 were prepared assuming the Merger had been completed on January 1, 2019.

For purposes of the pro forma condensed consolidated financial statements, the cost of the acquisition is based on the Pro Forma Accounting Purchase Price. The Pro Forma Accounting Purchase Price closely approximates the

NAV of GSBD as of March 31, 2020. The unaudited Pro Forma Condensed Consolidated Statement of Assets and Liabilities reflects the issuance of 57,375,775 shares of GSBD Common Stock pursuant to the Merger Agreement.

If the closing stock price of GSBD common stock were to increase or decrease by 5%, the pro forma accounting purchase price would be approximately $882 million and $798 million, respectively.

The Merger will be accounted for using the asset acquisition method of accounting. Accordingly, the fair value of the consideration paid by GSBD in connection with the Merger will be allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill.

The Merger is expected to close in the fourth quarter of 2020. The prevailing market price of GSBD Common Stock at Closing may be different from the price of GSBD Common Stock on which we have based the Pro Forma Accounting Purchase Price. To the extent that the closing sales price of GSBD Common Stock as of immediately prior to Closing, adjusted to include a discount to reflect the impact of transfer restrictions applicable to the shares of GSBD Common Stock issued to MMLC stockholders pursuant to the terms of the Merger and the impact of estimated transaction costs expected to be incurred by GSBD (the “Accounting Purchase Price”) does not closely approximate the NAV of GSBD Common Stock at such time, the difference between the Accounting Purchase Price and the fair value of MMLC’s net assets acquired, would result in a purchase premium or discount (henceforth referred to as the “purchase premium (or discount)”). The purchase premium (or discount) will be allocated to the acquired assets and assumed liabilities of MMLC based on their relative fair values as of the Closing Date. Immediately following the Merger, GSBD will record its investments, including former MMLC investments, at their respective fair values and, as a result, the purchase premium (or discount) allocated to the cost basis of the investments acquired from MMLC will be recognized as unrealized depreciation (or appreciation). The purchase premium (or discount) allocated to the acquired MMLC investments in loans would amortize over the life of the loans through interest income with a corresponding reversal of the initial unrealized depreciation (or appreciation) on the acquired MMLC loans through their ultimate disposition. The purchase premium (or discount) allocated to the acquired MMLC investments in equity securities would not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the acquired MMLC equity securities and disposition of such equity securities at fair value, would be recognized as realized loss (or gain) with a corresponding reversal of the unrealized depreciation (or appreciation) upon disposition of such equity securities.

The following table summarizes calculation of pro forma purchase price and adjustments to assets acquired and the liabilities assumed based on MMLC’s estimate of relative fair values:

	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments(1)	Pro Forma March 31, 2020
Common stock issued			$842,140

Total purchase price			842,140

Investments, at fair value .	$1,661,918	$—	$1,661,918
Cash and cash equivalents	108,205	—	108,205
Deferred financing costs	2,679	(2,679)	—
Other assets	17,495	4,000	21,495

Total assets acquired .	1,790,297	(1,321)	1,791,618
Debt	839,884	—	839,884

Other liabilities assumed (including transaction costs)	30,719	78,875	109,594

Total liabilities .	870,603	78,875	949,478

Net assets acquired	$919,694	$(77,554)	$842,140

(1)	Pro Forma adjustments are detailed in Note 3 “Preliminary Pro Forma Adjustments.”

3. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) The pro forma adjustment to deferred financing costs on the Pro Forma Condensed Consolidated Statement of Assets and Liabilities reflects the elimination of $2.7 million of unamortized deferred financing costs associated with the extinguishment of MMLC’s revolving credit facility debt balance on the Pro Forma Condensed Consolidated Statement of Assets and Liabilities, which is offset by the anticipated increase in capacity and amount outstanding under the GSBD Credit Facility following the consummation of the Merger, as discussed below.

In addition, the pro forma adjustment reflects approximately $3.8 million in fees and expenses to be capitalized to deferred financing costs on the Pro Forma Condensed Consolidated Statement of Assets and Liabilities and the corresponding liability to be recorded in other liabilities for the fees and expenses incurred in connection with increasing the borrowing capacity of the GSBD Credit Facility upon consummation of the Merger.

The adjustment of $0.7 million to interest and other debt expenses on the Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2020 includes (i) the elimination of unamortized deferred financing costs associated with MMLC’s revolving credit facility that will not be acquired as part of the Merger; (ii) amortization of deferred financing costs associated with the aforementioned increase of borrowing capacity to the GSBD Credit Facility; and (iii) a recalculation of the interest expense related to MMLC’s outstanding debt balance utilizing the weighted average interest rate of 3.54% as of March 31, 2020 for the GSBD Credit Facility that will remain in place following the consummation of the Merger.

The adjustment of $0.5 million to interest and other debt expenses on the Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2019, includes (i) the elimination of unamortized deferred financing costs associated with MMLC’s revolving credit facility that will not be acquired as part of the Merger; (ii) amortization of deferred financing costs associated with the February 25, 2020 amendment to the GSBD Credit Facility and the aforementioned increase in capacity to the GSBD Credit Facility; (iii) amortization of debt issuance costs associated with the 2025 Notes issuance and the corresponding interest expense; and (iv) a recalculation of the interest expense related to the estimated weighted average debt outstanding of $900.0 million utilizing the weighted average interest rate of 3.64% under the amended terms for the GSBD Credit Facility that will remain in place following the consummation of the Merger.

(B) In the event the Merger is consummated, GSAM shall reimburse each of MMLC and GSBD, in each case in an amount of up to $4.0 million for all fees and expenses incurred and payable by MMLC or on its behalf, on the one hand, and GSBD or on its behalf, on the other hand, in connection with or related to the Merger, the Merger Agreement and the related transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to MMLC or the MMLC Special Committee, on the one hand, or GSBD or the GSBD Special Committee, on the other hand). An asset equal to the aggregate reimbursement amount of $8.0 million was added to the Pro Forma Condensed Consolidated Statement of Assets and Liabilities.

GSBD’s estimated transaction costs are $5.9 million, for which $1.0 million was paid for the year ended December 31, 2019 and an incremental $0.5 million was paid for the three months ended March 31, 2020. Transaction expenses for GSBD are included in other assets on GSBD’s Consolidated Statement of Assets and Liabilities and have been removed as the transaction costs are capitalized in the purchase price. The remaining estimated outstanding transaction costs of $4.4 million were added to the Pro Forma Condensed Consolidated Statements of Assets and Liabilities, within other liabilities. Estimated transaction costs are $ 1.9 million net of GSAM reimbursement, which have been capitalized, as well as utilized for purposes of calculating the exchange ratio.

MMLC’s estimated transaction costs are $5.8 million, for which $1.5 million was paid for the year ended December 31, 2019 and an incremental $0.5 million was paid for the three months ended March 31, 2020. The remaining estimated outstanding transaction costs of $3.8 million were added to the Pro Forma Condensed

Consolidated Statements of Assets and Liabilities, within other liabilities. Transaction expenses for MMLC are included in other expenses on MMLC’s Consolidated Statement of Operations and have been removed from the Pro-Forma Condensed Statement of Operations as these are non-recurring expenses.

(C) In addition to the pro forma adjustment made in footnotes (A) and (B), the pro forma adjustment reflects the estimated distribution of approximately $75.0 million to MMLC stockholders relating to the pre-Closing period that the MMLC Board will declare prior to the Closing, subject to MMLC’s compliance with all applicable regulatory requirements and covenants contained in debt agreements to which MMLC is party or subject.

(D) This pro forma adjustment reflects shares of GSBD Common Stock issued to MMLC stockholders based on an exchange ratio of 1.0656 shares of GSBD Common Stock for each share of MMLC Common Stock held as of March 31, 2020. For purposes of calculating the exchange ratio, the NAV of MMLC as of March 31, 2020 was adjusted by (i) elimination of unamortized deferred financing discussed in footnote (A), (ii) estimated net transaction costs discussed in footnote (B); and (iii) the distribution to MMLC stockholders discussed in footnote (C). New shares of GSBD Common Stock issued equal the adjusted NAV per share of MMLC Common Stock of $15.64 divided by the adjusted NAV per share of GSBD Common Stock as of March 31, 2020 of $14.68. This resulted in an increase in total combined shares outstanding of 3,530,828.

(E) After the Merger, MMLC’s assets will be subject to the GSBD Investment Management Agreement. The adjustments included in the Pro Forma Condensed Consolidated Statements of Operations are to account for differences in the calculation of management and incentive fees between the MMLC Investment Management Agreement and the GSBD Investment Management Agreement.

In addition, the voluntary Management fee waiver for GSBD has been removed from the Pro-Forma Condensed Statement of Operations as this was a non-recurring waiver.

In addition, in connection with the Merger, GSAM has agreed to waive a portion of its incentive fee for nine quarters, commencing with the quarter ending December 31, 2019 through and including the quarter ending December 31, 2021, otherwise payable by GSBD under the GSBD Investment Management Agreement, for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted share outstanding for such quarter is at least $0.48 per share. Because the Incentive Fee Waiver is temporary and short-term, the calculation of incentive fees presented in the Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2019 does not take into account the Incentive Fee Waiver and has been removed from the Pro-Forma Condensed Statement of Operations.

(F) In addition to the $1.5 million pro forma adjustment made to other expenses in footnote (B) for MMLC transaction expenses, which are included in other expenses on MMLC’s Consolidated Statement of Operations and have been removed from the Pro Forma Condensed Statement of Operations as these are non-recurring expenses, the pro forma adjustment to other expenses reflects the impact of the Merger on professional fees and general and administrative expenses representing cost savings attributable to the Merger.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Consolidated Schedule of Investments

Unaudited

As of March 31, 2020

(In thousands)

					Actual		Actual
					Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company*	Industry	Interest Rate	Reference Rate and Spread(+)	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Footnotes
1st Lien Senior Secured Debt
3SI Security Systems, Inc.	Commercial Services & Supplies	6.75%	L + 5.75%; 1.00% Floor	6/16/2023	14,618	14,183	—	—	14,618	14,183	(1)
3SI Security Systems, Inc.	Commercial Services & Supplies	6.75%	L + 5.75%; 1.00% Floor	6/16/2023	—	—	2,223	2,159	2,223	2,159	(1)
A Place For Mom, Inc.	Diversified Consumer Services	4.75%	L + 3.75%; 1.00% Floor	8/10/2024	8,813	7,497	—	—	8,813	7,497
Accuity Delivery Systems, LLC	Health Care Providers & Services	8.00%	L + 7.00%; 1.00% Floor	6/13/2023	9,959	10,272	14,179	14,625	24,138	24,897	^ (1) (2)
Acquia, Inc.	Software	8.58%	L + 7.00%; 1.00% Floor	10/31/2025	12,130	11,746	17,853	17,287	29,983	29,033	(1) (2)
Acquia, Inc.	Software		L + 7.00%; 1.00% Floor	10/31/2025	(25)	(66)	(36)	(97)	(61)	(163)	(1) (2) (3)
Animal Supply Holdings, LLC	Distributors	11.78%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	2/22/2022	3,869	3,641	—	—	3,869	3,641	^^ (1) (4)
Ansira Partners, Inc.	Professional Services	7.36%	L + 5.75%; 1.00% Floor	12/20/2022	4,543	4,018	—	—	4,543	4,018
Ansira Partners, Inc.	Professional Services	6.98%	L + 5.75%; 1.00% Floor	12/20/2022	184	152	—	—	184	152	(3)
Apptio, Inc.	IT Services	8.25%	L + 7.25%; 1.00% Floor	1/10/2025	32,149	31,803	45,667	45,174	77,816	76,977	(1) (2)
Apptio, Inc.	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	(36)	(61)	(51)	(87)	(87)	(148)	(1) (2) (3)
Associations, Inc.	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	7/30/2024	13,523	12,660	19,267	18,038	32,790	30,698	(1) (2)
Associations, Inc.	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	7/30/2024	2,117	1,928	3,017	2,746	5,134	4,674	(1) (2) (3)
Associations, Inc.	Real Estate Management & Development	8.00%	L + 6.00%; 1.00% Floor	7/30/2024	581	544	828	775	1,409	1,319	(1) (2)
ATX Networks Corp.	Communications Equipment	8.45%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	6/11/2021	7,285	5,697	—	—	7,285	5,697
ATX Networks Corp.	Communications Equipment	8.45%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	6/11/2021	460	362	—	—	460	362
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.25%	L + 5.00%; 1.00% Floor	9/11/2023	7,095	5,506	—	—	7,095	5,506
Barbri, Inc.	Diversified Consumer Services	5.77%	L + 4.25%; 1.00% Floor	12/1/2023	6,223	5,119	—	—	6,223	5,119
BJH Holdings III Corp. (dba Jack’s Family Restaurants)	Hotels, Restaurants & Leisure	7.20%	L + 5.75%; 1.00% Floor	8/19/2025	6,136	5,899	8,991	8,643	15,127	14,542	(1) (2)
Brillio, LLC	IT Services	5.75%	L + 4.75%; 1.00% Floor	2/6/2025	4,448	4,239	6,495	6,190	10,943	10,429	(1) (2)
Brillio, LLC	IT Services	5.75%	L + 4.75%; 1.00% Floor	2/6/2025	755	672	1,100	979	1,855	1,651	(1) (2) (3)
Bullhorn, Inc.	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/1/2025	10,814	10,474	15,844	15,346	26,658	25,820	(1) (2)
Bullhorn, Inc.	Professional Services	6.50%	L + 5.50%; 1.00% Floor	10/1/2025	538	521	788	763	1,326	1,284	(1) (2)
Bullhorn, Inc.	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/1/2025	179	173	262	254	441	427	(1) (2)
Bullhorn, Inc.	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/1/2025	126	104	185	152	311	256	(1) (2) (3)
Businessolver.com, Inc.	Health Care Technology	9.19%	L + 7.50%; 1.00% Floor	5/15/2023	12,379	11,922	29,668	28,572	42,047	40,494	(1) (2)
Businessolver.com, Inc.	Health Care Technology	8.50%	L + 7.50%; 1.00% Floor	5/15/2023	10,955	10,616	—	—	10,955	10,616	(1) (2)
Businessolver.com, Inc.	Health Care Technology	9.15%	L + 7.50%; 1.00% Floor	5/15/2023	1,855	1,788	4,445	4,286	6,300	6,074	(1) (2)
Businessolver.com, Inc.	Health Care Technology		L + 7.50%; 1.00% Floor	5/15/2023	(20)	(78)	(48)	(188)	(68)	(266)	(1) (2) (3)
CFS Management, LLC (dba Center for Sight Management)	Health Care Providers & Services	7.34%	L + 5.75%; 1.00% Floor	7/1/2024	4,743	4,558	6,913	6,644	11,656	11,202	(1) (2)
CFS Management, LLC (dba Center for Sight Management)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	7/1/2024	(12)	(67)	(18)	(98)	(30)	(165)	(1) (2) (3)
Chronicle Bidco Inc. (dba Lexitas)	Professional Services	7.45%	L + 5.75%; 1.00% Floor	11/14/2025	6,850	6,738	10,079	9,915	16,929	16,653	(1) (2)
Chronicle Bidco Inc. (dba Lexitas)	Professional Services	7.38%	L + 5.75%; 1.00% Floor	11/14/2025	1,540	1,481	2,269	2,181	3,809	3,662	(1) (2) (3)

					Actual		Actual
					Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company*	Industry	Interest Rate	Reference Rate and Spread(+)	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Footnotes
Chronicle Bidco Inc. (dba Lexitas)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	(17)	(31)	(24)	(45)	(41)	(76)	(1) (2) (3)
Collaborative Imaging, LLC (dba Texas Radiology Associates)	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	3/28/2025	8,797	8,611	12,553	12,287	21,350	20,898	^^^ (1) (2)
Collaborative Imaging, LLC (dba Texas Radiology Associates)	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	3/28/2025	6,510	6,387	9,539	9,359	16,049	15,746	^^^ (1) (2)
ConnectWise, LLC	IT Services	7.07%	L + 6.00%; 1.00% Floor	2/28/2025	13,276	12,551	19,530	18,463	32,806	31,014	(1) (2)
ConnectWise, LLC	IT Services		L + 6.00%; 1.00% Floor	2/28/2025	(19)	(75)	(29)	(110)	(48)	(185)	(1) (2) (3)
Convene 237 Park Avenue, LLC (dba Convene)	Real Estate Management & Development	9.09%	L + 7.50%; 1.50% Floor	8/30/2024	20,816	18,020	30,439	26,350	51,255	44,370	(1) (2)
Convene 237 Park Avenue, LLC (dba Convene)	Real Estate Management & Development	9.24%	L + 7.50%; 1.50% Floor	8/30/2024	3,148	2,301	4,615	3,374	7,763	5,675	(1) (2) (3)
CorePower Yoga LLC	Diversified Consumer Services	5.47%	L + 4.50%	5/14/2025	9,809	8,945	14,613	13,327	24,422	22,272	(2)
CorePower Yoga LLC	Diversified Consumer Services		L + 4.50%	5/14/2025	(2)	(16)	(3)	(24)	(5)	(40)	(2) (3)
CorePower Yoga LLC	Diversified Consumer Services		L + 4.75%	5/14/2025	(9)	(68)	(13)	(101)	(22)	(169)	(2) (3)
CST Buyer Company (dba Intoxalock)	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/3/2025	12,163	10,464	17,952	15,444	30,115	25,908	(2)
CST Buyer Company (dba Intoxalock)	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/3/2025	515	394	761	582	1,276	976	(2) (3)
DDS USA Holding, Inc.	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	6/30/2022	3,783	3,662	5,374	5,202	9,157	8,864	(1) (2)
DDS USA Holding, Inc.	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	6/30/2022	3,577	3,463	5,081	4,919	8,658	8,382	(1) (2)
DDS USA Holding, Inc.	Health Care Equipment & Supplies	7.00%	P + 3.75%; 1.00% Floor	6/30/2022	1,076	1,041	1,528	1,479	2,604	2,520	(1) (2)
Diligent Corporation	Professional Services	7.42%	L + 5.50%; 1.00% Floor	4/14/2022	18,349	17,443	26,146	24,856	44,495	42,299	(1) (2)
Diligent Corporation	Professional Services	6.93%	L + 5.50%; 1.00% Floor	4/14/2022	3,791	3,783	5,404	5,392	9,195	9,175	(1) (2)
Diligent Corporation	Professional Services	7.42%	L + 5.50%; 1.00% Floor	4/14/2022	1,460	1,457	2,081	2,077	3,541	3,534	(1) (2)
Diligent Corporation	Professional Services	6.92%	L + 5.50%; 1.00% Floor	4/14/2022	1,125	1,131	1,558	1,566	2,683	2,697	(1) (2) (3)
Diligent Corporation	Professional Services	6.57%	L + 5.50%; 1.00% Floor	4/14/2022	501	500	718	717	1,219	1,217	(1) (2)
Diligent Corporation	Professional Services	7.42%	L + 5.50%; 1.00% Floor	4/14/2022	242	242	348	347	590	589	(1) (2)
Diligent Corporation	Professional Services		L + 5.50%; 1.00% Floor	4/14/2022	(33)	(43)	(47)	(61)	(80)	(104)	(1) (2) (3)
DocuTAP, Inc.	Health Care Technology	6.50%	L + 5.50%; 1.00% Floor	5/12/2025	23,505	23,012	34,210	33,492	57,715	56,504	(1) (2)
E2open, LLC	Software	7.36%	L + 5.75%; 1.00% Floor	11/26/2024	16,075	15,489	23,965	23,090	40,040	38,579	(1) (2)
Elemica Parent, Inc.	Chemicals	6.39%	L + 5.50%	9/18/2025	2,831	2,681	4,148	3,928	6,979	6,609	(1) (2)
Elemica Parent, Inc.	Chemicals	6.68%	L + 5.50%	9/18/2025	270	250	390	362	660	612	(1) (2) (3)
Elemica Parent, Inc.	Chemicals		L + 5.50%	9/18/2025	(6)	(42)	(9)	(62)	(15)	(104)	(1) (2) (3)
Empirix, Inc.	Diversified Telecommunication Services	7.71%	L + 6.25%; 1.00% Floor	9/25/2024	21,725	19,387	30,980	27,645	52,705	47,032	(1) (2)
Empirix, Inc.	Diversified Telecommunication Services	7.63%	L + 6.25%; 1.00% Floor	9/25/2023	1,284	1,144	1,778	1,584	3,062	2,728	(1) (2)
Eptam Plastics, Ltd.	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/6/2025	4,238	4,117	6,272	6,092	10,510	10,209	(1) (2)
Eptam Plastics, Ltd.	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/6/2025	902	876	1,335	1,296	2,237	2,172	(1) (2)
Eptam Plastics, Ltd.	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/6/2025	(13)	(78)	(19)	(115)	(32)	(193)	(1) (2) (3)
Fenergo Finance 3 Limited	Diversified Financial Services	7.70%	L + 6.25%; 1.00% Floor	9/5/2024	20,404	18,699	29,001	26,578	49,405	45,277	(1) (2) (5)
Fenergo Finance 3 Limited	Diversified Financial Services		L + 6.25%; 1.00% Floor	9/5/2024	(15)	(56)	(22)	(80)	(37)	(136)	(1) (2) (3) (5)
Fenergo Finance 3 Limited	Diversified Financial Services		L + 6.25%; 1.00% Floor	9/5/2024	(23)	(79)	(34)	(115)	(57)	(194)	(1) (2) (3) (5)
FWR Holding Corporation (dba First Watch Restaurants)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	8/21/2023	4,369	4,182	11,202	10,724	15,571	14,906	(1)

					Actual		Actual
					Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company*	Industry	Interest Rate	Reference Rate and Spread(+)	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Footnotes
FWR Holding Corporation (dba First Watch Restaurants)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	8/21/2023	873	836	2,239	2,143	3,112	2,979	(1)
FWR Holding Corporation (dba First Watch Restaurants)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	8/21/2023	552	528	1,416	1,355	1,968	1,883	(1)
FWR Holding Corporation (dba First Watch Restaurants)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	8/21/2023	388	363	994	930	1,382	1,293	(1) (3)
FWR Holding Corporation (dba First Watch Restaurants)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	8/21/2023	—	—	4,001	3,801	4,001	3,801	(1)
FWR Holding Corporation (dba First Watch Restaurants)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	8/21/2023	—	—	3,009	2,858	3,009	2,858	(1)
FWR Holding Corporation (dba First Watch Restaurants)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	8/21/2023	—	—	2,993	2,843	2,993	2,843	(1)
Gastro Health Holdco, LLC	Health Care Providers & Services	6.86%	L + 5.50%; 1.00% Floor	9/4/2024	9,576	9,242	13,648	13,172	23,224	22,414	(1) (2)
Gastro Health Holdco, LLC	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	9/4/2024	4,990	4,818	7,044	6,801	12,034	11,619	(1) (2)
Gastro Health Holdco, LLC	Health Care Providers & Services	7.71%	L + 5.50%; 1.00% Floor	9/4/2024	4,798	4,622	6,823	6,572	11,621	11,194	(1) (2)
Gastro Health Holdco, LLC	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	9/4/2023	1,972	1,900	2,860	2,755	4,832	4,655	(1) (2)
GH Holding Company (dba Grace Hill)	Real Estate Management & Development	5.49%	L + 4.50%	2/28/2023	7,327	7,019	—	—	7,327	7,019	(1)
GI Revelation Acquisition LLC (dba Consilio)	IT Services	5.99%	L + 5.00%	4/16/2025	4,652	3,596	—	—	4,652	3,596
GK Holdings, Inc. (dba Global Knowledge)	IT Services	7.45%	L + 6.00%; 1.00% Floor	1/20/2021	8,518	5,799	—	—	8,518	5,799
GlobalTranz Enterprises, Inc.	Road & Rail	5.93%	L + 5.00%	5/15/2026	7,523	5,421	11,209	8,076	18,732	13,497	(2)
Governmentjobs.com, Inc. (dba NeoGov)	Software	8.24%	L + 6.50%; 1.00% Floor	2/5/2026	17,946	17,893	28,581	28,497	46,527	46,390	(1) (2)
Governmentjobs.com, Inc. (dba NeoGov)	Software		L + 6.50%; 1.00% Floor	2/5/2026	(48)	(55)	(76)	(87)	(124)	(142)	(1) (2) (3)
Granicus, Inc.	Software	5.75%	L + 4.75%; 1.00% Floor	9/7/2022	9,847	9,326	14,419	13,655	24,266	22,981	(2)
Halo Branded Solutions, Inc.	Commercial Services & Supplies	5.50%	L + 4.50%; 1.00% Floor	6/30/2025	6,421	5,179	—	—	6,421	5,179
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)	Hotels, Restaurants & Leisure	8.20%	L + 6.75%; 1.00% Floor	7/9/2025	22,845	20,841	34,036	31,051	56,881	51,892	(1) (2)
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)	Hotels, Restaurants & Leisure	7.75%	L + 6.75%; 1.00% Floor	7/9/2025	1,058	894	1,576	1,332	2,634	2,226	(1) (2) (3)
Hygiena Borrower LLC	Life Sciences Tools & Services	5.45%	L + 4.00%; 1.00% Floor	8/26/2022	12,408	11,864	5,252	5,035	17,660	16,899
Hygiena Borrower LLC	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	8/26/2022	(3)	(36)	(4)	(41)	(7)	(77)	(3)
Hygiena Borrower LLC	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	8/26/2022	(10)	(66)	(5)	(27)	(15)	(93)	(3)
iCIMS, Inc.	Software	7.50%	L + 6.50%; 1.00% Floor	9/12/2024	29,425	28,475	41,924	40,571	71,349	69,046	(1) (2)
iCIMS, Inc.	Software	7.50%	L + 6.50%; 1.00% Floor	9/12/2024	5,409	5,244	7,707	7,472	13,116	12,716	(1) (2)
iCIMS, Inc.	Software		L + 6.50%; 1.00% Floor	9/12/2024	(28)	(89)	(40)	(126)	(68)	(215)	(1) (2) (3)
Infinity Sales Group	Media	11.96%	L + 10.50%; 1.00% Floor	11/23/2022	25,579	26,218	—	—	25,579	26,218	(1)
Instructure Holdings	Diversified Consumer Services	8.21%	L + 7.00%; 1.00% Floor	3/24/2026	25,541	25,540	38,302	38,301	63,843	63,841	(2)
Instructure Holdings	Diversified Consumer Services		L + 7.00%; 1.00% Floor	3/24/2026	(25)	(25)	(37)	(37)	(62)	(62)	(2) (3)
Integral Ad Science, Inc.	Interactive Media & Services	8.25%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	7/19/2024	25,344	24,769	36,113	35,294	61,457	60,063	(1) (2)
Integral Ad Science, Inc.	Interactive Media & Services		L + 6.00%; 1.00% Floor	7/19/2023	(24)	(68)	(34)	(97)	(58)	(165)	(1) (2) (3)
Internet Truckstop Group, LLC (dba Truckstop)	Transportation Infrastructure	6.96%	L + 5.50%; 1.00% Floor	4/2/2025	21,675	21,266	31,600	31,004	53,275	52,270	(1) (2)
Internet Truckstop Group, LLC (dba Truckstop)	Transportation Infrastructure		L + 5.50%; 1.00% Floor	4/2/2025	(38)	(72)	(54)	(104)	(92)	(176)	(1) (2) (3)
Iracore International Holdings, Inc.	Energy Equipment & Services	10.00%	L + 9.00%; 1.00% Floor	4/12/2021	2,917	2,888	—	—	2,917	2,888	^ (1)
Jill Acquisition LLC (dba J. Jill)	Specialty Retail	6.78%	L + 5.00%; 1.00% Floor	5/8/2022	6,660	4,718	—	—	6,660	4,718
Kawa Solar Holdings Limited	Construction & Engineering			5/26/2020	3,603	3,244	—	—	3,603	3,244	^ (1) (5) (6)
Kawa Solar Holdings Limited	Construction & Engineering			5/26/2020	2,683	—	—	—	2,683	—	^ (1) (5) (6)
Lithium Technologies, Inc.	Interactive Media & Services	9.00%	L + 8.00%; 1.00% Floor	10/3/2022	38,420	36,920	49,346	47,420	87,766	84,340	(1) (2)

					Actual		Actual
					Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company*	Industry	Interest Rate	Reference Rate and Spread(+)	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Footnotes
Lithium Technologies, Inc.	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/3/2022	(34)	(141)	(44)	(181)	(78)	(322)	(1) (2) (3)
Mailgun Technologies, Inc.	Interactive Media & Services	7.08%	L + 6.00%; 1.00% Floor	3/26/2025	15,579	15,063	22,708	21,956	38,287	37,019	(1) (2)
Mailgun Technologies, Inc.	Interactive Media & Services		L + 6.00%; 1.00% Floor	3/26/2025	—	(50)	—	(72)	—	(122)	(1) (2) (3)
Mervin Manufacturing, Inc.	Leisure Products	8.50%	L + 7.50%; 1.00% Floor	9/30/2022	10,857	10,289	—	—	10,857	10,289	(1)
Midwest Transport, Inc.	Road & Rail	8.07%	L + 7.00%; 1.00% Floor	10/2/2023	11,660	11,513	16,618	16,408	28,278	27,921	(1) (2)
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)	Health Care Technology	7.28%	L + 5.50%; 1.00% Floor	11/15/2024	20,315	19,938	29,160	28,619	49,475	48,557	(1) (2)
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)	Health Care Technology	7.59%	L + 5.50%; 1.00% Floor	11/15/2024	2,628	2,566	3,730	3,643	6,358	6,209	(1) (2) (3)
MRI Software LLC	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	2/10/2026	7,766	6,822	12,369	10,865	20,135	17,687
MRI Software LLC	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	2/10/2026	305	230	485	366	790	596	(3)
MRI Software LLC	Real Estate Management & Development		L + 5.50%; 1.00% Floor	2/10/2026	(8)	(177)	(13)	(282)	(21)	(459)	(3)
Netvoyage Corporation (dba NetDocuments)	Software	8.83%	L + 7.75%; 1.00% Floor	3/22/2024	8,385	8,089	7,816	7,541	16,201	15,630	(1) (2)
Netvoyage Corporation (dba NetDocuments)	Software	8.83%	L + 7.75%; 1.00% Floor	3/22/2024	3,907	3,791	5,860	5,686	9,767	9,477	(1) (2)
Netvoyage Corporation (dba NetDocuments)	Software	8.83%	L + 7.75%; 1.00% Floor	3/24/2022	785	763	867	842	1,652	1,605	(1) (2)
Netvoyage Corporation (dba NetDocuments)	Software		L + 7.75%; 1.00% Floor	3/24/2022	(5)	(31)	(5)	(29)	(10)	(60)	(1) (2) (3)
Output Services Group, Inc.	Diversified Consumer Services	6.11%	L + 4.50%; 1.00% Floor	3/27/2024	3,919	2,988	—	—	3,919	2,988
Output Services Group, Inc.	Diversified Consumer Services		L + 4.25%; 1.00% Floor	3/27/2024	—	—	—	—	—	—
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	4.99%	L + 4.00%	6/11/2023	3,225	3,036	—	—	3,225	3,036	(1)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	4.99%	L + 4.00%	6/11/2023	1,752	1,650	—	—	1,752	1,650	(1)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	4.99%	L + 4.00%	6/11/2023	1,718	1,621	—	—	1,718	1,621	(1)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	4.99%	L + 4.00%	6/11/2023	926	872	—	—	926	872	(1)
Picture Head Midco LLC	Entertainment	7.75%	L + 6.75%; 1.00% Floor	8/31/2023	18,158	16,686	27,041	24,857	45,199	41,543	(1) (2)
PlanSource Holdings, Inc.	Health Care Technology	7.95%	L + 6.25%; 1.00% Floor	4/22/2025	22,382	21,527	33,347	32,073	55,729	53,600	(1) (2)
PlanSource Holdings, Inc.	Health Care Technology		L + 6.25%; 1.00% Floor	4/22/2025	(53)	(173)	(79)	(257)	(132)	(430)	(1) (2) (3)
Power Stop, LLC	Auto Components	5.95%	L + 4.50%	10/19/2025	7,489	6,755	10,741	9,687	18,230	16,442	(2)
Premier Imaging, LLC (dba Lucid Health)	Health Care Providers & Services	6.50%	L + 5.50%; 1.00% Floor	1/2/2025	11,574	11,095	16,969	16,267	28,543	27,362	(1) (2)
Professional Physical Therapy	Health Care Providers & Services	8.33%	L + 6.75% (incl. 5.75% PIK); 1.00% Floor	12/16/2022	5,177	4,659	—	—	5,177	4,659	(1)
PT Intermediate Holdings III, LLC (dba Parts Town)	Trading Companies & Distributors	6.95%	L + 5.50%; 1.00% Floor	10/15/2025	11,675	9,619	17,195	14,167	28,870	23,786	(2)
Riverpoint Medical, LLC	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	6/21/2025	8,935	8,302	13,312	12,369	22,247	20,671	(1) (2)
Riverpoint Medical, LLC	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	6/21/2025	815	699	1,214	1,041	2,029	1,740	(1) (2) (3)
Selectquote, Inc.	Insurance	7.03%	L + 6.00%; 1.00% Floor	11/5/2024	10,501	9,630	15,506	14,220	26,007	23,850	(2)
SF Home Décor, LLC (dba SureFit Home Décor)	Household Products	11.21%	L + 9.75%; 1.00% Floor	7/13/2022	18,481	17,350	23,317	21,890	41,798	39,240	(1) (2)
Shopatron, LLC (dba Kibo)	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	5,920	5,846	8,811	8,701	14,731	14,547	(1) (2)
Shopatron, LLC (dba Kibo)	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	1,837	1,802	2,734	2,682	4,571	4,484	(1) (2) (4)
SMS Systems Maintenance Services, Inc.	IT Services	6.45%	L + 5.00%; 1.00% Floor	10/30/2023	7,235	4,817	—	—	7,235	4,817
SPay, Inc. (dba Stack Sports)	Interactive Media & Services	6.82%	L + 5.75%; 1.00% Floor	6/17/2024	10,178	9,273	14,526	13,234	24,704	22,507	(1) (2)
SPay, Inc. (dba Stack Sports)	Interactive Media & Services	6.75%	L + 5.75%; 1.00% Floor	6/17/2024	743	643	1,063	920	1,806	1,563	(1) (2) (3)
SPay, Inc. (dba Stack Sports)	Interactive Media & Services	7.63%	L + 5.75%; 1.00% Floor	6/17/2024	379	342	539	488	918	830	(1) (2)
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	Health Care Providers & Services	6.25%	L + 5.25%; 1.00% Floor	8/15/2025	10,755	10,332	15,676	15,060	26,431	25,392	(1) (2)

					Actual		Actual
					Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company*	Industry	Interest Rate	Reference Rate and Spread(+)	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Footnotes
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	Health Care Providers & Services	6.28%	L + 5.25%; 1.00% Floor	8/15/2025	1,832	1,760	2,671	2,565	4,503	4,325	(1) (2)
Tronair Parent Inc.	Air Freight & Logistics	6.46%	L + 4.75%; 1.00% Floor	9/8/2023	6,719	5,269	—	—	6,719	5,269
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	6.07%	L + 5.00%; 1.00% Floor	5/17/2021	6,270	5,660	—	—	6,270	5,660
US Med Acquisition, Inc.	Health Care Equipment & Supplies	9.95%	L + 8.50%; 1.00% Floor	8/13/2021	29,397	28,605	—	—	29,397	28,605	(1)
Viant Medical Holdings, Inc.	Health Care Equipment & Supplies	7.70%	L + 6.25%; 1.00% Floor	7/2/2025	12,749	11,337	18,763	16,686	31,512	28,023	(1) (2)
Villa Bidco Inc (dba Authority Brands)	Diversified Consumer Services	6.75%	L + 5.75%; 1.00% Floor	3/21/2025	10,545	10,543	15,813	15,810	26,358	26,353	(2)
Villa Bidco Inc (dba Authority Brands)	Diversified Consumer Services	8.00%	L + 5.75%; 1.00% Floor	3/21/2025	219	219	329	329	548	548	(2) (3)
VRC Companies, LLC (dba Vital Records Control)	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	3/31/2023	18,461	18,272	9,907	9,777	28,368	28,049
VRC Companies, LLC (dba Vital Records Control)	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	3/31/2022	874	864	248	244	1,122	1,108
WebPT, Inc.	Health Care Technology	8.36%	L + 6.75%; 1.00% Floor	8/28/2024	10,008	9,351	14,664	13,701	24,672	23,052	(1) (2)
WebPT, Inc.	Health Care Technology	7.95%	L + 6.75%; 1.00% Floor	8/28/2024	1,043	974	1,528	1,427	2,571	2,401	(1) (2)
WebPT, Inc.	Health Care Technology		L + 6.75%; 1.00% Floor	8/28/2024	(11)	(105)	(17)	(154)	(28)	(259)	(1) (2) (3)
Wine.com, LLC	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	6,296	6,144	8,853	8,640	15,149	14,784	(1) (2)
Wolfpack IP Co. (dba Lone Wolf Technologies)	Real Estate Management & Development	7.50%	L + 6.50%; 1.00% Floor	6/13/2025	31,128	30,902	46,376	46,039	77,504	76,941	(1) (2) (5)
Wolfpack IP Co. (dba Lone Wolf Technologies)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	6/13/2025	(55)	(79)	(82)	(118)	(137)	(197)	(1) (2) (3) (5)
WorkForce Software, LLC	Software	8.11%	L + 6.50%; 1.00% Floor	7/31/2025	8,576	8,167	12,500	11,904	21,076	20,071	(1) (2)
WorkForce Software, LLC	Software		L + 6.50%; 1.00% Floor	7/31/2025	(14)	(50)	(20)	(73)	(34)	(123)	(1) (2) (3)
Wrike, Inc.	Professional Services	7.83%	L + 6.75%; 1.00% Floor	12/31/2024	22,306	22,023	31,694	31,292	54,000	53,315	(1) (2)
Wrike, Inc.	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	(25)	(48)	(37)	(69)	(62)	(117)	(1) (2) (3)
Xactly Corporation	IT Services	8.25%	L + 7.25%; 1.00% Floor	7/29/2022	26,862	26,222	34,454	33,632	61,316	59,854	(1) (2)
Xactly Corporation	IT Services		L + 7.25%; 1.00% Floor	7/29/2022	(16)	(59)	(21)	(76)	(37)	(135)	(1) (2) (3)
Yasso, Inc.	Food Products	8.82%	L + 7.75%; 1.00% Floor	3/23/2022	7,933	7,685	7,323	7,094	15,256	14,779	(1) (2)

Total 1st Lien Senior Secured Debt					1,144,910	1,074,489	1,342,492	1,275,908	2,487,402	2,350,397

1st Lien/Last-Out Unitranche
Doxim, Inc.	Diversified Financial Services	7.45%	L + 6.00%; 1.00% Floor	2/28/2024	11,626	11,126	26,670	25,526	38,296	36,652	(1) (2)
Doxim, Inc.	Diversified Financial Services	7.00%	L + 6.00%; 1.00% Floor	2/28/2024	610	584	21,873	20,921	22,483	21,505	(1) (2)
RugsUSA, LLC	Household Products	7.96%	L + 6.50%; 1.00% Floor	4/30/2023	5,801	5,636	8,275	8,038	14,076	13,674	(1) (2)
Smarsh, Inc.	Interactive Media & Services	8.88%	L + 7.88%; 1.00% Floor	3/31/2021	17,266	16,836	44,032	42,986	61,298	59,822	(1) (2)

Total 1st Lien/Last-Out Unitranche					35,303	34,182	100,850	97,471	136,153	131,653

2nd Lien Senior Secured Debt
American Dental Partners, Inc.	Health Care Providers & Services	9.95%	L + 8.50%; 1.00% Floor	9/25/2023	5,649	5,192	5,251	4,826	10,900	10,018	(1) (2)
Bolttech Mannings, Inc.	Commercial Services & Supplies	9.58%	L + 8.00% PIK	11/20/2022	12,108	12,107	—	—	12,108	12,107	^^ (1)
Chase Industries, Inc. (dba Senneca Holdings)	Building Products	11.21%	L + 9.50% (incl. 1.50% PIK); 1.00% Floor	5/11/2026	—	—	23,693	20,655	23,693	20,655	(1) (2)
DiscoverOrg, LLC	Software	10.08%	L + 8.50%	2/1/2027	9,864	9,000	14,402	13,140	24,266	22,140	(2)
ERC Finance, LLC (dba Eating Recovery Center)	Health Care Providers & Services	9.22%	L + 8.22%; 1.00% Floor	9/22/2025	19,460	18,761	24,963	24,066	44,423	42,827	(1) (2)
Genesis Acquisition Co. (dba ProCare Software)	Diversified Financial Services	9.41%	L + 7.50%	7/31/2025	6,857	6,283	9,795	8,975	16,652	15,258	(1) (2)

						Actual		Actual
						Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company*	Industry	Interest Rate		Reference Rate and Spread(+)	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Footnotes
Genesis Acquisition Co. (dba ProCare Software)	Diversified Financial Services			L + 7.50%	7/31/2025	(17)	(185)	(24)	(256)	(41)	(441)	(1) (2) (3)
GK Holdings, Inc. (dba Global Knowledge)	IT Services			L + 10.25%; 1.00% Floor	1/20/2022	2,977	1,500	—	—	2,977	1,500	(8)
Hygiena Borrower LLC	Life Sciences Tools & Services	9.20%		L + 7.75%; 1.00% Floor	8/26/2023	1,833	1,716	2,612	2,445	4,445	4,161	(1)
Hygiena Borrower LLC	Life Sciences Tools & Services	9.20%		L + 7.75%; 1.00% Floor	8/26/2023	92	44	131	63	223	107	(1) (3)
ICP Industrial, Inc.	Chemicals	9.25%		L + 8.25%; 1.00% Floor	5/3/2024	20,043	19,176	28,394	27,166	48,437	46,342	(1) (2)
IHS Intermediate Inc. (dba Interactive Health Solutions)	Health Care Providers & Services			L + 8.25%; 1.00% Floor	7/20/2022	9,902	250	—	—	9,902	250	(1) (8)
Intelligent Medical Objects, Inc.	Health Care Technology	10.43%		L + 8.50%; 1.00% Floor	12/22/2024	—	—	21,478	20,641	21,478	20,641	(1) (2)
Market Track, LLC	Media	9.53%		L + 7.75%; 1.00% Floor	6/5/2025	21,713	20,701	19,561	18,650	41,274	39,351	(1) (2)
MPI Engineered Technologies, LLC	Auto Components	12.00%		12.00% PIK	7/15/2025	13,123	12,205	—	—	13,123	12,205	(1)
MPI Products LLC	Auto Components				7/15/2025	—	—	—	—	—	—	(1) (6)
National Spine and Pain Centers, LLC	Health Care Providers & Services	9.25%		L + 8.25%; 1.00% Floor	12/2/2024	18,695	16,856	17,031	15,356	35,726	32,212	(1) (2)
Odyssey Logistics & Technology Corporation	Road & Rail	9.07%		L + 8.00%; 1.00% Floor	10/12/2025	18,392	12,980	26,157	18,460	44,549	31,440	(2)
SMB Shipping Logistics, LLC (dba Worldwide Express)	Air Freight & Logistics	9.70%		L + 8.00%; 1.00% Floor	2/3/2025	41,128	37,396	24,677	22,437	65,805	59,833	(1) (2)
Spectrum Plastics Group, Inc.	Containers & Packaging	8.07%		L + 7.00%	1/31/2026	6,223	4,113	6,253	4,132	12,476	8,245	(2)
USRP Holdings, Inc. (dba U.S. Retirement Partners)	Insurance	10.53%		L + 8.75%; 1.00% Floor	9/29/2025	—	—	9,602	8,730	9,602	8,730	(1) (2)
USRP Holdings, Inc. (dba U.S. Retirement Partners)	Insurance	10.39%		L + 8.75%; 1.00% Floor	9/29/2025	—	—	1,569	1,426	1,569	1,426	(1) (2)
Xcellence, Inc. (dba Xact Data Discovery)	IT Services	10.02%		L + 8.75%; 1.00% Floor	6/22/2024	—	—	25,591	23,555	25,591	23,555	(1) (2)
YI, LLC (dba Young Innovations)	Health Care Equipment & Supplies	8.82%		L + 7.75%; 1.00% Floor	11/7/2025	14,880	13,217	21,105	18,745	35,985	31,962	(1) (2)
Zep Inc.	Chemicals	9.32%		L + 8.25%; 1.00% Floor	8/11/2025	23,348	9,520	29,921	12,200	53,269	21,720	(2)

Total 2nd Lien Senior Secured Debt						246,270	200,832	312,162	265,412	558,432	466,244

Unsecured Debt
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	Aerospace & Defense	12:00% PI	K		3/6/2021	4,417	4,417	—	—	4,417	4,417	^ (1)
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	Aerospace & Defense	12:00% PI	K		3/6/2021	1,928	1,928	—	—	1,928	1,928	^ (1)
Conergy Asia & ME Pte. LTD.	Construction & Engineering	10.00%			5/26/2020	1,064	1,055	—	—	1,064	1,055	^ (1) (5)

Total Unsecured Debt						7,409	7,400	—	—	7,409	7,400

Preferred Stock
Accuity Delivery Systems, LLC	Health Care Providers & Services					3,200	5,760	4,500	8,100	7,700	13,860	^ (1) (2) (6) (9)
Animal Supply Holdings, LLC	Distributors					25,000	23,490	—	—	25,000	23,490	^^ (1) (6) (9)
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	Aerospace & Defense					10,186	22,621	—	—	10,186	22,621	^ (1) (6) (9)
Conergy Asia Holdings, Ltd.	Construction & Engineering					600	—	—	—	600	—	^ (1) (5) (6) (9)
Kawa Solar Holdings Limited	Construction & Engineering			8% PIK		778	—	—	—	778	—	^ (1) (5) (8) (9)
Wine.com, LLC	Beverages					1,900	1,943	2,700	2,761	4,600	4,704	(1) (2) (6) (9)

Total Preferred Stock						41,664	53,814	7,200	10,861	48,864	64,675

Common Stock
Animal Supply Holdings, LLC	Distributors					29,230	19,361	—	—	29,230	19,361	^^ (1) (6) (9)
Bolttech Mannings, Inc.	Commercial Services & Supplies					14,885	8,514	—	—	14,885	8,514	^^ (1) (6) (9)
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	Aerospace & Defense					2,393	9,231	—	—	2,393	9,231	^ (1) (6) (9)
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates)—Class B	Health Care Providers & Services					1,141	1,458	1,580	2,019	2,721	3,477	^^^ (1) (2) (9)
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates)—Performance Units	Health Care Providers & Services					159	284	220	394	379	678	^^^ (1) (2) (5) (6) (9)

					Actual		Actual
					Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company*	Industry	Interest Rate	Reference Rate and Spread(+)	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Footnotes
Conergy Asia Holdings, Ltd.	Construction & Engineering				4,700	—	—	—	4,700	—	^ (1) (5) (6) (9)
Country Fresh Holding Company Inc.	Food Products				839	229	1,053	288	1,892	517	(1) (2) (6) (9)
Elah Holdings, Inc.	Capital Markets				2,234	2,234	3,163	3,163	5,397	5,397	^ (1) (2) (6) (9)
Iracore International Holdings, Inc.	Energy Equipment & Services				7,003	5,994	—	—	7,003	5,994	^ (1) (6) (9)
Kawa Solar Holdings Limited	Construction & Engineering				—	—	—	—	—	—	^ (1) (5) (6) (9)
National Spine and Pain Centers, LLC	Health Care Providers & Services				600	80	500	67	1,100	147	(1) (2) (6) (9)
Prairie Provident Resources, Inc.	Oil, Gas & Consumable Fuels				9,237	38	—	—	9,237	38	^^^ (5) (6)
Wrike, Inc.	Professional Services				2,165	4,182	3,075	5,939	5,240	10,121	(1) (2) (6) (9)
Yasso, Inc.	Food Products				850	425	790	396	1,640	821	(1) (2) (6) (9)

Total Common Stock					75,436	52,030	10,381	12,266	85,817	64,296

TOTAL INVESTMENTS(10)					1,550,992	1,422,747	1,773,085	1,661,918	3,324,077	3,084,665

*	Assets are pledged as collateral for the GSBD Credit Facility.

(+)

The Pro Forma Condensed Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of March 31, 2020, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 1.00%, 1.18%, 1.45%, 1.26%, 0.99% and 0.50%, respectively. As of March 31, 2020, P was 3.25%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at March 31, 2020.

^

As defined in the 1940 Act, the investment is deemed to be an “affiliated person” of the combined company because the combined company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities.

^^

As defined in the 1940 Act, the investment is deemed to be a “controlled affiliated person” of the combined company because the combined company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the combined company under the 1940 Act.

(1)	The fair value of the investment was determined using significant unobservable inputs.

(2)	Represent co-investments made with the combined company’s affiliates in accordance with the terms of the exemptive relief that the combined company received from the SEC.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan.

(5)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The combined company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the combined company’s total assets.

(6)	Non-income producing security.

(7)

In exchange for the greater risk of loss, the “last-out” portion of the combined company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the combined company would continue to hold.

(8)	The investment is on non-accrual status as of March 31, 2020.

(9)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(10)

Total investments excludes investment in a money market fund, if any, managed by an affiliate of Group Inc.. As of March 31, 2020, the combined company’s investment in an affiliated Money Market Fund is $156,304. The annualized seven-day yield as of March 31, 2020 is 0.34%.

PIK – Payment-In-Kind

CAPITALIZATION

The following table sets forth (1) GSBD’s and MMLC’s actual capitalization at March 31, 2020 and (2) GSBD’s capitalization as adjusted to reflect the effects of the Merger. You should read this table together with GSBD’s and MMLC’s selected consolidated financial data and the pro forma financial information included elsewhere in this joint proxy statement/prospectus.

	As of March 31, 2020 (unaudited, dollar amounts in thousands, except share and per share data)
	Actual	Actual	Pro Forma Adjustments (1)	Pro Forma
	GSBD	MMLC		Combined Company
Cash and cash equivalents	86,353	108,205	—	194,558
Debt	908,071	839,884	—	1,747,955
Net Assets	594,859	919,694	(79,413)	1,435,140
Total Capitalization	1,589,283	1,867,783	(79,413)	3,377,653
Number of shares outstanding	40,401,637	53,844,947	3,530,828	97,777,412
Net asset value	$14.72	$17.08	$—	$14.68

(1)	See notes to pro forma financial statements for explanations of Pro Forma Adjustments.

THE GSBD SPECIAL MEETING

Date, Time and Place of the GSBD Special Meeting

The GSBD Special Meeting will be held at 10:00 a.m., Eastern Time, on October 2, 2020, at 30 Hudson Street, Jersey City, New Jersey 07302. This joint proxy statement/prospectus will be sent to GSBD stockholders of record as of August 3, 2020 on or about August 11, 2020.

Purpose of the GSBD Special Meeting

At the GSBD Special Meeting, GSBD stockholders will be asked to approve each of (i) the GSBD Merger Proposal, (ii) the GSBD Charter Amendment Proposal and (iii) the Merger Stock Issuance Proposal.

The GSBD Board, upon recommendation of the GSBD Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, the Amended and Restated GSBD Charter and the proposed issuance of GSBD Common Stock in connection with the Merger, and directed that such matters be submitted to the stockholders of GSBD for approval at the GSBD Special Meeting. The GSBD Board, upon recommendation of the GSBD Special Committee, unanimously recommends that GSBD stockholders vote “FOR” each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal.

Record Date

GSBD stockholders may vote their shares at the GSBD Special Meeting only if they were a stockholder of record at the close of business on August 3, 2020. There were 40,448,044 shares of the GSBD Common Stock outstanding on the GSBD Record Date. Each share of common stock is entitled to one vote.

Quorum and Adjournments

A quorum must be present at the GSBD Special Meeting for any business to be conducted. The presence at the GSBD Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the GSBD Record Date will constitute a quorum. If a GSBD stockholder holds shares in a “street name” through a broker, bank or other nominee and does not provide voting instructions to such broker, bank or other nominee with respect to any of the proposals to be considered at the GSBD Special Meeting, such shares will not be treated as shares present for quorum purposes. If a beneficial owner provides voting instructions to its broker, bank or other nominee holding its shares of GSBD Common Stock on its behalf with respect to any of the proposals to be considered at the GSBD Special Meeting, the shares of GSBD Common Stock will be treated as present for quorum purposes.

If there does not appear to be enough votes for a quorum or to approve the proposals at the GSBD Special Meeting, the GSBD Special Meeting may be adjourned for such periods as the chairman of the GSBD Special Meeting or the holders of a majority of the shares of GSBD Common Stock, present in person or represented by proxy and entitled to vote thereat, will direct from time to time without notice other than announcement at the GSBD Special Meeting. Jonathan Lamm and Joseph McClain are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A GSBD stockholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting.

Each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal are non-routine matters for GSBD. As a result, if a GSBD stockholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to any of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal or the Merger Stock Issuance Proposal. As a result, abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of the GSBD Merger Proposal and the GSBD Charter Amendment Proposal.

Vote Required

Each share of GSBD Common Stock held by a holder of record as of the GSBD Record Date has one vote on each matter considered at the GSBD Special Meeting.

The GSBD Merger Proposal

The approval of the GSBD Merger Proposal requires the affirmative vote of (i) a majority of the outstanding shares of GSBD Common Stock and (ii) a majority of the outstanding shares of GSBD Common Stock held by the Unaffiliated GSBD Stockholders. Abstentions and broker non-votes will have the effect of a vote “against” the GSBD Merger Proposal. Proxies received will be voted “FOR” the GSBD Merger Proposal, unless GSBD stockholders designate otherwise.

The GSBD Charter Amendment Proposal

The affirmative vote of the holders of a majority of the outstanding shares of GSBD Common Stock is required for approval of the GSBD Charter Amendment Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the GSBD Charter Amendment Proposal. Proxies received will be voted “FOR” the GBSD Charter Amendment Proposal, unless GSBD stockholders designate otherwise.

The Merger Stock Issuance Proposal

The approval of the Merger Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of GSBD Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal. Proxies received will be voted “FOR” the Merger Stock Issuance Proposal, unless GSBD stockholders designate otherwise.

Under the terms of the Merger Agreement, each MMLC stockholder (other than GSBD and its consolidated subsidiaries) will have the right to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger. The number of shares of GSBD Common Stock to be received will be subject to adjustment if, between the Determination Date and the Effective Time, the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement.

Voting of Management

On the GSBD Record Date, GSBD’s officers and directors owned and were entitled to vote 141,873 shares of GSBD Common Stock, representing less than 1% of the outstanding shares of GSBD Common Stock on the

GSBD Record Date. None of GSBD’s officers or directors has entered into any voting agreement relating to the Merger.

Voting of Proxies

GSBD encourages GSBD stockholders to vote their shares, either by voting in person at the GSBD Special Meeting or by voting by proxy, which means that the GSBD stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the GSBD stockholder’s instructions. If GSBD stockholders execute a proxy without specifying their voting instructions, such GSBD stockholders’ shares will be voted in accordance with the GSBD Board’s recommendation. If any other business is brought before the GSBD Special Meeting, GSBD stockholders’ shares will be voted at the GSBD Board’s discretion unless the GSBD stockholders specifically state otherwise on their proxies.

GSBD stockholders may revoke a proxy at any time before it is exercised by notifying GSBD’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the GSBD Special Meeting. Any GSBD stockholder entitled to vote at the GSBD Special Meeting may attend the GSBD Special Meeting and vote in person, whether or not such GSBD stockholder has previously voted his or her shares via proxy or wishes to change a previous vote.

A GSBD stockholder may vote in person at the GSBD Special Meeting or by proxy in accordance with the instructions provided below. A GSBD stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•

By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-833-670-0593 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020.

•

In person: You may vote in person at the GSBD Special Meeting by requesting a ballot when you arrive. If your shares of GSBD Common Stock are held through a broker and you attend the GSBD Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the GSBD Special Meeting.

Important notice regarding the availability of proxy materials for the GSBD Special Meeting. GSBD’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020, by attending the GSBD Special Meeting and voting in person, or by a notice, provided in writing and signed by the GSBD stockholder, delivered to GSBD’s Secretary on any business day before the date of the GSBD Special Meeting.

Solicitation of Proxies

GSBD and MMLC will equally bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. GSBD and MMLC intend to use the services of Broadridge to aid in the distribution and collection of proxies for an estimated fee of approximately $320,000. No additional compensation will be paid to directors, officers or regular employees for such services.

For more information regarding expenses related to the Merger, see “Questions and Answers about the Special Meetings and the Merger—Questions and Answers about the Merger—Who is responsible for paying the expenses relating to completing the Merger?”

Appraisal Rights

GSBD stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the GSBD Special Meeting.

THE MMLC SPECIAL MEETING

Date, Time and Place of the MMLC Special Meeting

The MMLC Special Meeting will be held at 10:30 a.m., Eastern Time, on October 2, 2020, at 30 Hudson Street, Jersey City, New Jersey 07302. This joint proxy statement/prospectus will be sent to MMLC stockholders of record as of August 3, 2020 on or about August 11, 2020.

Purpose of the MMLC Special Meeting

At the MMLC Special Meeting, MMLC stockholders will be asked to approve each of the MMLC Merger Proposal and MMLC Charter Amendment Proposal.

The MMLC Board, upon recommendation of the MMLC Special Committee, has unanimously approved the Merger Agreement, including the Merger and related transactions, and the Amended and Restated GSBD Charter, and directed that such matters be submitted to the stockholders of MMLC for approval. The MMLC Board, upon recommendation of the MMLC Special Committee, unanimously recommends that MMLC stockholders vote “FOR” each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

Record Date

MMLC stockholders may vote their shares at the MMLC Special Meeting only if they were a stockholder of record at the close of business on August 3, 2020. There were 53,844,946.589 shares of MMLC Common Stock outstanding on the MMLC Record Date. Each share of MMLC Common Stock is entitled to one vote.

Quorum and Adjournments

A quorum must be present at the MMLC Special Meeting for any business to be conducted. The presence at the MMLC Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of votes entitled to be cast at the MMLC Special Meeting will constitute a quorum. If a MMLC stockholder holds shares in a “street name” through a broker, bank or other nominee and does not provide voting instructions to such broker, bank or other nominee with respect to any of the proposals to be considered at the MMLC Special Meeting, such shares will not be treated as shares present for quorum purposes. If a beneficial owner provides voting instructions to its broker, bank or other nominee holding its shares of MMLC Common Stock on its behalf with respect to any of the proposals to be considered at the MMLC Special Meeting, the shares of MMLC Common Stock will be treated as present for quorum purposes.

If there does not appear to be enough votes for a quorum or to approve the proposals at the MMLC Special Meeting, the MMLC Special Meeting may be adjourned for such periods as the chairman of the MMLC Special Meeting or the holders of a majority of the shares of MMLC Common Stock, present in person or represented by proxy and entitled to vote thereat, will direct from time to time without notice other than announcement at the MMLC Special Meeting. Jonathan Lamm and Joseph McClain are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A MMLC stockholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. Each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal is a non-routine matter for MMLC. As a result, if a MMLC stockholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the

MMLC Merger Proposal or the MMLC Charter Amendment Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

Vote Required

Each share of MMLC Common Stock held by a holder of record as of the MMLC Record Date has one vote on each matter considered at the MMLC Special Meeting.

The MMLC Merger Proposal

The affirmative vote of (i) the holders of a majority of the outstanding shares of MMLC Common Stock and (ii) a majority of the outstanding shares of MMLC Common Stock held by Unaffiliated MMLC Stockholders are required to approve the MMLC Merger Proposal.

Under the terms of the Merger Agreement, each MMLC stockholder (other than GSBD and its consolidated subsidiaries) will have the right to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger. The number of shares of GSBD Common Stock to be received will be subject to adjustment if, between the Determination Date and the Effective Time, the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement.

Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the MMLC Merger Proposal. Proxies received will be voted “FOR” the MMLC Merger Proposal, unless MMLC stockholders designate otherwise.

The MMLC Charter Amendment Proposal

The affirmative vote of the holders of a majority of the outstanding shares of MMLC Common Stock is required for approval of the MMLC Charter Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” the MMLC Charter Amendment Proposal. Proxies received will be voted “FOR” the MMLC Charter Amendment Proposal, unless MMLC stockholders designate otherwise.

Voting of Management

On the MMLC Record Date, MMLC’s officers and directors owned and were entitled to vote 55,854 shares of MMLC Common Stock, representing less than 1% of the outstanding shares of MMLC Common Stock on the MMLC Record Date. None of MMLC’s officers or directors has entered into any voting agreement relating to the Merger.

Voting of Proxies

MMLC encourages MMLC stockholders to vote their shares, either by voting in person at the MMLC Special Meeting or by voting by proxy, which means that the MMLC stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the MMLC stockholders’ instructions. If MMLC stockholders execute a proxy without specifying their voting instructions, such MMLC stockholders’ shares will be voted in accordance with the MMLC Board’s recommendation. If any other business is brought before the MMLC Special Meeting, the MMLC stockholders’ shares will be voted at the MMLC Board’s discretion unless the MMLC stockholders specifically state otherwise on their proxy.

MMLC stockholders may revoke a proxy at any time before it is exercised by notifying MMLC’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the MMLC Special Meeting. Any MMLC stockholder entitled to vote at the MMLC Special Meeting may attend the MMLC Special Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

A MMLC stockholder may vote in person at the MMLC Special Meeting or by proxy in accordance with the instructions provided below. A MMLC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•

By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-833-501-4843 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

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By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020.

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In person: You may vote in person at the MMLC Special Meeting by requesting a ballot when you arrive. If your shares of MMLC Common Stock are held through a broker and you attend the MMLC Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the MMLC Special Meeting.

Important notice regarding the availability of proxy materials for the MMLC Special Meeting. MMLC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received on or prior to 5:00 p.m., Eastern Time, on October 1, 2020, by attending the MMLC Special Meeting and voting in person, or by a notice, provided in writing and signed by the MMLC stockholder, delivered to MMLC’s Secretary on any business day before the date of the MMLC Special Meeting.

Solicitation of Proxies

GSBD and MMLC will equally bear the cost of preparation, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. MMLC and GSBD intend to use the services of Broadridge to aid in the distribution and collection of proxies for an estimated fee of approximately $320,000. No additional compensation will be paid to directors, officers or regular employees for such services.

For more information regarding expenses related to the Merger, see “Questions and Answers about the Special Meetings and the Merger—Questions and Answers about the Merger—Who is responsible for paying the expenses relating to completing the Merger?”

Appraisal Rights

MMLC stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the MMLC Special Meeting.

THE MERGER

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

General Description of the Merger

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into MMLC. MMLC will be the surviving company in the First Merger and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, MMLC (as the surviving company in the First Merger) will merge with and into GSBD in accordance with the DGCL, with GSBD as the surviving entity in the Second Merger.

If the Merger is consummated, each MMLC stockholder (other than GSBD and its consolidated subsidiaries) will have the right to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger. The number of shares of GSBD Common Stock to be received will be subject to adjustment if, between the Determination Date the Effective Time, the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement.

Following the Merger, GSBD will continue its operations as conducted before the Merger.

Background of the Merger

In connection with its initial equity private placement, MMLC disclosed to its investors that it would operate as a private reporting company until the earliest to occur of the following events, each referred to as an “Exit Event” and collectively as the “Exit Alternatives”: (1) a listing of the shares of MMLC Common Stock on a national securities exchange, including in connection with an initial public offering, (2) a merger with another entity, including an affiliated company, subject to any limitations under the 1940 Act, or (3) a sale of all or substantially all of its assets. Furthermore, MMLC disclosed that if MMLC has not consummated an Exit Event by September 29, 2023, the MMLC Board (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the 1940 Act and the Code (as defined herein)) would meet to consider MMLC’s potential wind down and/or liquidation and dissolution.

Each of the MMLC Board and the GSBD Board regularly reviews the long-term strategic plan of MMLC and GSBD, respectively, with the goal of maximizing stockholder value. As part of that review and each board’s regular ongoing evaluation of business opportunities, from time-to-time the MMLC Board and the GSBD Board have separately considered and engaged in separate discussions concerning possible strategic transactions that are available to MMLC and GSBD, respectively, such as mergers, acquisitions, joint ventures and other similar transactions.

On February 27, 2019 and February 28, 2019, the MMLC Board held a regularly scheduled meeting at which management of MMLC, in light of the anticipated expiration of MMLC’s investment period, discussed business priorities and strategy for MMLC as well as the various Exit Alternatives. Representatives from

Eversheds Sutherland (US) LLP (“Eversheds Sutherland”), legal counsel to the MMLC Independent Directors and MMLC, were present at the meeting and responded to questions raised by the directors. The MMLC Independent Directors then met in executive session with Eversheds Sutherland to discuss the various Exit Alternatives, as well as the expected timing of and approvals required for each Exit Alternative. In addition, representatives of Eversheds Sutherland reviewed with the MMLC Independent Directors the fiduciary duties and statutory standards of conduct applicable to them as directors, as well as regulatory, tax and corporate matters relevant to the various Exit Alternatives, including a potential affiliated merger of MMLC and GSBD. Representatives of Eversheds Sutherland also reviewed with the MMLC Independent Directors their duties under Rule 17a-8 of the 1940 Act and the standard of conduct under Delaware law that would be applicable in considering the potential affiliated merger.

Following the February 27, 2019 and February 28, 2019 MMLC Board meeting, management of MMLC and representatives of Eversheds Sutherland, each on behalf of the MMLC Independent Directors, engaged in discussions with various investment banks, including Morgan Stanley, regarding their interest in a potential engagement as a financial advisor to the MMLC Independent Directors in connection with the evaluation of MMLC’s various Exit Alternatives.

On May 8, 2019 and May 9, 2019, the MMLC Board held a regularly scheduled meeting. Following the conclusion of the regularly scheduled meeting, the MMLC Board interviewed a number of nationally recognized, reputable investment banks as financial advisor candidates, including Morgan Stanley and BofA Securities, among others, in connection with the evaluation of certain of the Exit Alternatives. The purpose of the discussions was to gain a better understanding of the capabilities of such financial institutions, including their overall expertise, familiarity with advising BDCs and preliminary views regarding potential Exit Alternatives. Representatives of Morgan Stanley spoke with the MMLC Board regarding Morgan Stanley’s credentials and discussed certain potential Exit Alternatives for MMLC, including certain preliminary considerations of the advantages and disadvantages of certain Exit Alternatives. Representatives of Eversheds Sutherland were present at the meeting and, along with the representatives from Morgan Stanley, discussed certain Exit Alternatives with the MMLC Independent Directors and responded to questions. Following the departure of the representatives of Morgan Stanley from the meeting, the MMLC Independent Directors evaluated, among other things, the strengths and weaknesses of the presentations made by the financial advisor candidates and each advisor’s experience with BDCs, ability to provide high-quality financial advice and assistance with respect to the potential Exit Alternatives and estimated fees charged in connection with a potential engagement. The MMLC Independent Directors also reviewed, assessed and took into account in its deliberations, among other things, any material relationships with MMLC, GSBD or GSAM and its affiliates that had been disclosed by each such investment bank.

On May 10, 2019, the MMLC Independent Directors agreed on a shortlist of investment banks from which they wished to obtain further information, including Morgan Stanley and BofA Securities. In advance of negotiating with potential investment banking firms to provide guidance on possible Exit Alternatives, the MMLC Board established the MMLC Special Committee, which was comprised solely of the MMLC Independent Directors for the purpose of analyzing and evaluating the Exit Alternatives. The MMLC Special Committee was authorized to, among other things: (1) review, evaluate, consider and monitor negotiations related to the terms and conditions of any Exit Alternative and any agreements or arrangements proposed to be entered into by MMLC in connection with or relating to any Exit Alternative, including to determine whether any Exit Alternative is fair to and in the best interests of all of MMLC’s stockholders; (2) review, evaluate, consider and negotiate on behalf of MMLC the terms and conditions of any agreements or arrangements proposed to be entered into by MMLC or the surviving entity following the transaction or any of their respective affiliates, on the one hand, and with or for the benefit of Goldman Sachs or any of its respective affiliates, on the other hand, in connection with or relating to any Exit Alternative; (3) recommend to the MMLC Board what action, if any, should be taken by the MMLC Board with respect to any Exit Alternative and any such agreements or arrangements proposed to be entered into in connection with or relating to any Exit Alternative; (4) hire any advisors that they deemed appropriate, including their own legal counsel and financial advisor; and (5) take such other actions as the MMLC Special Committee may deem to be necessary or appropriate for the MMLC Special Committee to discharge its duties. In addition, the MMLC Special Committee was authorized to recommend or not to recommend to the MMLC Board any such Exit Alternative, and to determine whether or not it is in the best interests of MMLC and its stockholders that MMLC proceed with any Exit Alternative.

On May 24, 2019, the MMLC Special Committee held a telephonic meeting to consider the additional information provided by the investment banking firm candidates, including Morgan Stanley. Representatives of Eversheds Sutherland were present at the meeting. The MMLC Special Committee determined to follow up with two of the investment banking firm candidates, including Morgan Stanley, and to request proposed engagement letters from each of them.

On June 4, 2019, the MMLC Special Committee held a telephonic meeting to consider the proposed engagement of one of the two investment banking firm candidates as its financial advisor. Representatives of Eversheds Sutherland were present at the meeting. After discussion and consideration of the qualifications of Morgan Stanley, including the relationships it had disclosed with respect to relevant parties, the MMLC Special Committee authorized Eversheds Sutherland as well as management of MMLC to negotiate the engagement of Morgan Stanley as the financial advisor to the MMLC Special Committee. Subsequent to the meeting, the MMLC Special Committee engaged Morgan Stanley as its financial advisor.

On June 11, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley to discuss various preliminary matters relating to its consideration of strategic alternatives, including timeline and due diligence. Representatives of Eversheds Sutherland were also in attendance. At the meeting, the MMLC Special Committee determined that it would meet to review an initial presentation from representatives of Morgan Stanley regarding certain potential Exit Alternatives.

On June 18, 2019 and June 21, 2019 representatives of GSAM on behalf of MMLC met with representatives of Morgan Stanley to review historical and prospective business and financial information relating to MMLC and provided Morgan Stanley with stand-alone financial projections for MMLC (which were updated on a periodic basis throughout this process).

On June 28, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Morgan Stanley discussed with the MMLC Special Committee preliminary information regarding certain potential Exit Alternatives, including the potential merger of MMLC and GSBD. At the meeting, the MMLC Special Committee directed the representatives of Morgan Stanley to conduct further analysis in connection with the potential merger.

On July 9, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. The representatives of Morgan Stanley discussed with the MMLC Special Committee certain preliminary financial information relating to the potential merger of MMLC and GSBD as well as rationale for the potential merger. The MMLC Special Committee discussed with representatives of Morgan Stanley and Eversheds Sutherland the potential benefits of the potential merger to the stockholders of MMLC. The MMLC Special Committee then discussed with representatives of Morgan Stanley and Eversheds Sutherland a potential process by which Timothy J. Leach, Chairperson of the MMLC Board, would reach out to Jaime Ardila, Chairperson of the GSBD Board, to express MMLC’s interest in exploring the potential merger. The representatives of Morgan Stanley then reviewed with the MMLC Special Committee certain key financial terms that would need to be addressed in connection with a potential merger and responded to questions from the MMLC Special Committee. Following a discussion among the MMLC Special Committee and representatives of Morgan Stanley and Eversheds Sutherland, the MMLC Special Committee authorized Mr. Leach to open an introductory discussion with GSBD regarding the potential merger. The MMLC Special Committee determined that it would reconvene in order to further evaluate the potential Merger following Mr. Leach’s introductory discussion with Mr. Ardila.

On July 12, 2019, Mr. Leach had telephonic discussions with Mr. Ardila regarding general trends in the industry affecting each of GSBD and MMLC. Mr. Leach also asked Mr. Ardila whether there would be any interest in exploring a combination of GSBD and MMLC on a NAV-for-NAV basis, to which Mr. Ardila responded he would only discuss pricing terms after GSBD had engaged a financial advisor. At the conclusion of their discussions, Mr. Leach and Mr. Ardila agreed to move forward with discussions regarding a potential merger. Mr. Ardila then informed the GSBD Board of his conversation with Mr. Leach and Mr. Leach reported to the MMLC Special Committee regarding his conversation with Mr. Ardila.

Following the telephone call between Messrs. Leach and Ardila, management of GSBD and representatives of Dechert, each on behalf of the GSBD Independent Directors, engaged in discussions with various investment banks, including BofA Securities, regarding their interest in a potential engagement as a financial advisor to the GSBD Independent Directors in connection with the evaluation of potential strategic alternatives.

On July 29, 2019 and July 30, 2019, the GSBD Board held a regularly scheduled board meeting. Also present at the meeting were representatives of Dechert LLP (“Dechert”), legal counsel to the GSBD Independent Directors and GSBD. The GSBD Board met in executive session to discuss the telephone call between Mr. Leach and Mr. Ardila, as well as various other strategic alternatives available to GSBD. The GSBD Board also met with representatives of various financial institutions, including BofA Securities (with MMLC’s consent), to discuss a potential engagement as a financial advisor to advise on potential strategic alternatives. The purpose of such discussions was to gain a better understanding of the capabilities of such financial institutions, including their overall expertise, fee structure, familiarity with advising BDCs and preliminary views regarding potential strategic alternatives involving GSBD. Representatives of BofA Securities spoke with the GSBD Board regarding BofA Securities’ credentials and discussed certain potential strategic alternatives, including certain preliminary considerations of the advantages and disadvantages related thereto. Representatives of Dechert were present at the meeting and, along with the representatives from BofA Securities, discussed potential strategic alternatives involving GSBD with the GSBD Independent Directors and responded to questions. Following the departure of the representatives of BofA Securities from the meeting, the GSBD Independent Directors evaluated, among other things, the strengths and weaknesses of the presentations made by the financial advisor candidates and each financial advisor’s experience with BDCs, ability to provide high-quality financial advice and assistance with respect to the potential strategic alternatives and estimated fees charged in connection with a potential engagement. The GSBD Independent Directors also reviewed, assessed and took into account in its deliberations, among other things, any material relationships with GSBD, MMLC or GSAM and its affiliates disclosed by each such bank.

On July 29, 2019 and July 30, 2019, the GSBD Independent Directors met in executive sessions to discuss various strategic alternatives, whether to engage a financial advisor to further explore those alternatives, and the merits of each financial advisor that had presented to them. After discussion and consideration of the qualifications of BofA Securities, including the relationships it had disclosed with respect to relevant parties (including Group, Inc.), the GSBD Independent Directors (i) determined that BofA Securities did not have any material conflict of interest that would prevent it from acting as financial advisor to the GSBD Independent Directors and (ii) authorized Dechert as well as management of GSBD to negotiate the engagement of BofA Securities as the financial advisor to the GSBD Independent Directors.

Subsequent to the meeting, the GSBD Board established the GSBD Special Committee, which was comprised solely of the GSBD Independent Directors, for the purpose of analyzing and evaluating a potential business combination transaction involving another company managed by GSAM or alternative transactions. The GSBD Board and the GSBD Special Committee approved a charter to govern the membership, duties and operations of the GSBD Independent Directors acting as a special committee of the GSBD Board. The charter granted the GSBD Special Committee the sole power and authority on behalf of GSBD to, among other things: (1) negotiate, or authorize others to negotiate, any offer, to the extent such offer, if consummated, would constitute a potential business combination transaction involving another company managed by GSAM or alternative transactions and to approve any such transaction, (2) reject any offers relating to any potential business combination transaction involving another company managed by GSAM or alternative transactions, (3) recommend or not to recommend to the GSBD Board, any potential business combination transaction involving another company managed by GSAM or alternative transactions and to determine whether any such transaction is fair to and in the best interests of GSBD’s stockholders, and (4) take such other actions as the GSBD Special Committee may deem necessary to discharge its responsibilities under the charter, including without limitation, authority to interview, select and retain counsel, a financial advisor and other experts or consultants.

After negotiations led by the GSBD Special Committee, the GSBD Special Committee engaged BofA Securities as its financial advisor.

On August 7, 2019, the GSBD Special Committee and representatives of BofA Securities and Dechert had a telephone call to discuss and layout a process for further consideration of strategic alternatives.

On August 7, 2019 and August 8, 2019, the MMLC Board held a regularly scheduled board meeting, during which the MMLC Board extended MMLC’s investment period for one additional six-month period from September 29, 2019 to March 29, 2020.

On August 15, 2019, representatives of BofA Securities, at the direction of the GSBD Special Committee, and Dechert had a telephone call with Mr. McGovern to inform him regarding the process the GSBD Special Committee intended to undertake and to request due diligence information regarding MMLC and GSBD.

Between August 15, 2019 and September 13, 2019, representatives of BofA Securities, at the direction of the GSBD Special Committee, had telephone calls with representatives of GSAM to discuss the due diligence information provided by MMLC and GSAM during that period. During that period, members of the GSBD Special Committee periodically had telephone calls with representatives of BofA Securities and representatives of Dechert to discuss the due diligence information provided by MMLC and GSAM and related matters.

Between August 15, 2019 and September 19, 2019, members of the MMLC Special Committee periodically had telephone calls with representatives of Morgan Stanley and representatives of Eversheds Sutherland to discuss the due diligence information provided by GSBD and GSAM and related matters.

On August 20, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. A representative of Morgan Stanley informed the MMLC Special Committee that the GSBD Special Committee had retained BofA Securities to serve as its financial advisor. The MMLC Special Committee then discussed potential next steps regarding the possible merger with representatives of Eversheds Sutherland and Morgan Stanley.

Beginning on September 13, 2019, the GSBD Special Committee and representatives of BofA Securities and Dechert conducted regular weekly telephonic meetings to discuss various aspects of potential strategic alternatives involving GSBD.

On September 13, 2019 and September 17, 2019, at the direction of the GSBD Special Committee, representatives of BofA Securities reviewed with the GSBD Special Committee and representatives of Dechert (i) information regarding GSBD and MMLC provided by GSAM and (ii) BofA Securities’ review of such information.

On September 16, 2019, representatives of Morgan Stanley spoke with representatives of BofA Securities by telephone to discuss the contents of a proposed process letter to be delivered by Morgan Stanley, on behalf of the MMLC Special Committee, to the GSBD Special Committee, which requested that GSBD provide Morgan Stanley with the key terms of the proposed merger (the “MMLC Request Letter”).

On September 18, 2019, representatives of GSAM had a telephone call with the GSBD Special Committee and representatives of BofA Securities and Dechert to review the information provided by MMLC and GSAM. In their consideration of potential strategic transactions involving GSBD, the GSBD Special Committee determined to seek a waiver from GSAM of certain of its incentive fees that would otherwise be payable to GSAM by GSBD under the GSBD Investment Management Agreement to help ensure that distributions paid to the Company’s stockholders would not be a return of capital for tax purposes during the merger period. On September 22, 2019, the GSBD Special Committee began negotiating such waiver by GSAM. On September 27, 2019, representatives of GSAM joined for a portion of the weekly GSBD Special Committee meeting to discuss the fee waiver request.

On September 19, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Morgan Stanley and Eversheds Sutherland discussed with the MMLC Special Committee the proposed contents of the MMLC Request Letter as well as a preliminary transaction timeline.

On October 3, 2019, Eversheds Sutherland, on behalf of the MMLC Special Committee, sent Dechert the MMLC Request Letter, which had been approved by the MMLC Special Committee, which requested that GSBD provide the key terms upon which GSBD would propose to merge MMLC with GSBD. On October 4, 2019, the GSBD Special Committee reviewed the MMLC Request Letter with representatives of BofA Securities and Dechert on the weekly GSBD Special Committee meeting call.

On October 9, 2019, at the direction of the GSBD Special Committee, representatives of BofA Securities reviewed with the GSBD Special Committee and representatives of Dechert its analysis of information regarding GSBD and MMLC and the potential combination of GSBD and MMLC, as well as the potential terms of a proposal by GSBD for such combination.

On October 16, 2019, at the direction of the GSBD Special Committee, representatives of BofA Securities reviewed with the GSBD Special Committee and representatives of Dechert its further analysis of information regarding GSBD and MMLC and the potential combination of GSBD and MMLC. The participants again discussed the potential terms of a proposal by GSBD for such combination.

On October 17, 2019, BofA Securities, on behalf of the GSBD Special Committee, submitted a letter to the MMLC Special Committee outlining the key terms upon which GSBD proposed to merge MMLC with GSBD. Those key terms included a fixed exchange ratio representing a 1.02x multiple to the GSBD Special Committee’s forecast for MMLC’s NAV as of December 31, 2019, as adjusted to reflect the expected impact of various fees, expenses and distributions, as well as for any new capital raised by MMLC between September 30, 2019 and the Closing (such that such new capital would be valued at a multiple of 1.00). Based on the assumptions included in the letter (including the trading price of GSBD Common Stock at the time), the fixed exchange ratio would have been 0.9697 shares of GSBD Common Stock for each outstanding share of MMLC Common Stock. The proposal noted that GSBD would require a lock-up agreement from each MMLC stockholder with respect to the GSBD Common Stock they would receive in the merger, which lock-up agreement would expire as to 25% of the covered shares 180 days after the closing of the transaction and as to an additional 25% of the covered shares, every 90 days thereafter. In addition, the proposal stated that the three of the MMLC Independent Directors would be invited to join the board of the combined company.

From October 21, 2019 through November 7, 2019, the MMLC Special Committee held multiple meetings with representatives of Morgan Stanley and Eversheds Sutherland in attendance. At such meetings, the MMLC Special Committee discussed with representatives of Morgan Stanley (i) certain preliminary financial information relating to the proposal contained in the October 17, 2019 GSBD proposal letter, (ii) the transaction rationale and investment highlights for the potential merger and (iii) liquidity considerations for the holders of MMLC Common Stock. The MMLC Special Committee also discussed with representatives of Eversheds Sutherland and Morgan Stanley considerations regarding transaction structure and process, as well as the board composition of the combined company and a potential response to the October 17, 2019 GSBD proposal letter.

Among other things, representatives of Morgan Stanley compared a range of indicative implied values per share of MMLC Common Stock derived by applying a range of hypothetical exchange ratios to the volume weighted average price of the GSBD Common Stock with a range of indicative implied values per share of MMLC Common Stock assuming an initial public offering of MMLC Common Stock at an assumed hypothetical range of multiples to NAV per share. The representatives of Morgan Stanley noted that the range of indicative implied values derived from the exchange ratio analysis generally exceeded the indicative implied values derived from the initial public offering analysis. In addition, the representatives of Morgan Stanley also noted that the merger scenario would also provide MMLC stockholders with the opportunity to share in potential future value creation based on the potential trading price and liquidity of the combined company but that MMLC stockholders would also bear the risk of potential declines in the value of the stock of the combined company. Representatives of Morgan Stanley noted that the use of a fixed exchange ratio would permit MMLC stockholders to benefit from any share price appreciation of GSBD Common Stock between announcement and closing of the merger but also that they would bear the risk of any potential declines in such share price. The MMLC Special Committee also discussed with representatives of Morgan Stanley certain potential cost savings, operating and funding synergies and associated merger-related expenses that GSAM estimated the combined company would experience as a result of the potential merger. Representatives of Eversheds Sutherland also reviewed with the MMLC Special Committee their fiduciary duties and statutory standards of conduct as directors, the requirements of Rule 17a-8 of the 1940 Act, and tax, regulatory, and corporate matters. Representatives of Morgan Stanley, along with representatives of Eversheds Sutherland, responded to questions raised by the MMLC Special Committee at each of these meetings.

From October 22, 2019 through November 8, 2019, Mr. Ardila and Mr. Leach, and representatives of BofA Securities and Morgan Stanley, engaged in various discussions regarding the October 17, 2019 GSBD proposal letter. Also during this period, the GSBD Special Committee held multiple meetings with representatives of BofA Securities and Dechert in attendance. At such meetings, the GSBD Special Committee received presentations from the representatives of BofA Securities that included, among other things, (i) an outline of the transaction rationale and investment highlights for the potential merger, (ii) considerations regarding the exchange ratio, (iii) considerations regarding transaction structure and process, and (iv) considerations regarding board composition of the combined company. At the direction of the GSBD Special Committee, representatives of BofA Securities reviewed with the GSBD Special Committee its preliminary transaction analysis of the potential merger. Representatives of BofA Securities discussed with the GSBD Special Committee the use of a fixed or a floating exchange ratio and the various benefits and considerations of each. Representatives of BofA Securities, at the direction of the GSBD Special Committee, also discussed potential synergies of the combined company. Representatives of Dechert also reviewed with the GSBD Special Committee their fiduciary duties and statutory standards of conduct as directors, the requirements of Rule 17a-8 of the 1940 Act, and tax, regulatory, and corporate matters. Representatives of BofA Securities, along with representatives of Dechert, responded to questions raised by the GSBD Special Committee.

On October 24, 2019, GSAM provided each of Morgan Stanley and BofA Securities with stand-alone financial projections for GSBD and MMLC, respectively (which were updated on a periodic basis throughout this process).

On November 8, 2019, Mr. Leach, on behalf of the MMLC Special Committee, delivered a letter to Mr. Ardila outlining the MMLC Special Committee’s response to the October 17, 2019 GSBD proposal letter. The letter from Mr. Leach proposed a fixed exchange ratio to be set at 1.14x MMLC’s current unadjusted NAV. In addition, the letter expressed a willingness to explore the lock-up concept and also proposed various post-transaction governance arrangements.

On November 8, 2019, the GSBD Special Committee reviewed the letter with representatives of BofA Securities and Dechert on the weekly GSBD Special Committee meeting call.

On November 11, 2019, at the direction of the GSBD Special Committee, representatives of BofA Securities reviewed with the GSBD Special Committee and representatives of Dechert its analysis of the financial terms of the letter and the impact of those terms on previous information reviewed by the GSBD Special Committee.

On November 12, 2019, Mr. Ardila, on behalf of the GSBD Special Committee, delivered a letter to the MMLC Special Committee revising the key terms upon which GSBD proposed to merge MMLC with GSBD. The letter from Mr. Ardila proposed a fixed exchange ratio of 0.9845 shares of GSBD Common Stock for each outstanding share of MMLC Common Stock but otherwise reiterated the terms proposed in the October 17, 2019 letter from Mr. Ardila.

Subsequently, Mr. Ardila had discussions with Mr. Leach, and representatives of BofA Securities had discussions with representatives of Morgan Stanley, regarding the November 12, 2019 GSBD proposal letter.

On November 14, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Morgan Stanley reviewed with the MMLC Special Committee a comparison of the terms of the November 12, 2019 GSBD proposal letter with the MMLC Special Committee’s November 8, 2019 response letter as well as certain preliminary financial information relating to the terms of the transaction proposed in the November 12, 2019 GSBD proposal letter. Representatives of Eversheds Sutherland discussed with the MMLC Special Committee the proposed lock-up of MMLC stockholders upon the closing of the merger as well as additional paths to liquidity in connection with the closing of the merger. The MMLC Special Committee also discussed a potential response to the November 12, 2019 GSBD proposal letter.

On November 15, 2019, Mr. Leach, on behalf of the MMLC Special Committee, delivered a letter to Mr. Ardila outlining the MMLC Special Committee’s response to the November 12, 2019 GSBD proposal letter. The letter from Mr. Leach proposed a fixed exchange ratio of 1.0033 shares of GSBD Common Stock for each outstanding share of MMLC Common Stock and proposed shortening the duration of the lock-up that would apply to GSBD Common Stock received by MMLC stockholders in the merger.

Subsequently, Mr. Ardila had discussions with Mr. Leach, and representatives of BofA Securities had discussions with representatives of Morgan Stanley, regarding the terms of the proposed merger.

On November 18, 2019, the GSBD Special Committee and representatives of BofA Securities and Dechert had a telephone call during which Dechert reviewed the material terms of a draft of the Initial Merger Agreement prepared by Dechert, including terms relating to the exchange ratio, events of termination and termination fees, the non-solicitation covenant and exceptions thereto and certain other covenants, and addressed any questions from the members of the GSBD Special Committee and BofA Securities. BofA Securities, at the direction of the GSBD Special Committee, also reviewed its updated analysis of the proposed transaction and potential strategic alternatives.

Later that day, Dechert circulated a draft Initial Merger Agreement to representatives of Eversheds Sutherland and GSAM. Subsequently, Eversheds Sutherland and Wachtell, Lipton, Rosen & Katz, legal counsel to GSAM, provided comments on the draft Initial Merger Agreement on behalf of the MMLC Special Committee and GSAM, respectively, and Dechert circulated revised drafts of the Initial Merger Agreement. Representatives of the parties held various telephone calls to discuss the comments and revised drafts.

On November 19, 2019, Mr. Ardila, on behalf of the GSBD Special Committee, spoke with Mr. Leach by telephone. During the call, Mr. Ardila proposed a fixed exchange ratio of 0.9939 shares of GSBD Common Stock for each outstanding share of MMLC Common Stock, and discussed the proposed staggered lock-up that would apply to GSBD Common Stock received by MMLC stockholders in connection with the merger, such that one-third of the shares of GSBD Common Stock received by MMLC stockholders would become transferable 90, 180 and 270 days following the closing of the merger.

On November 19, 2019, representatives of GSAM on behalf of GSBD met with representatives of Morgan Stanley to review historical and prospective business and financial information relating to GSBD.

On November 21, 2019, representatives of Eversheds Sutherland provided the MMLC Special Committee with a summary of the draft Initial Merger Agreement. Later on November 21, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Morgan Stanley discussed with the MMLC Special Committee the terms of the GSBD November 19, 2019 verbal proposal, including the proposed exchange ratio, lock-up and governance structures. In addition, representatives of Eversheds Sutherland provided the MMLC Special Committee with an overview of the regulatory, compliance, tax, finance, corporate and other diligence reviews of GSBD and the follow-up diligence information provided to Eversheds Sutherland by Dechert. Representatives of Eversheds Sutherland also updated the MMLC Special Committee on the Initial Merger Agreement negotiation process and markups exchanged between Dechert and Eversheds Sutherland, and responded to questions from the MMLC Special Committee regarding the information presented.

On November 25, 2019, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Eversheds Sutherland discussed with the MMLC Special Committee the terms of the draft Initial Merger Agreement, including terms relating to the exchange ratio, events of termination and termination fees, the non-solicitation covenant and exceptions thereto and certain other covenants and potential strategic alternatives. The representatives of Eversheds Sutherland also discussed the initial draft of the Amended and Restated GSBD Charter, including its proposed lock-up restrictions for MMLC stockholders, and responded to questions from the MMLC Special Committee regarding the information presented.

On November 30, 2019, representatives of Dechert delivered an updated draft of the Initial Merger Agreement and the Amended and Restated GSBD Charter to representatives of Eversheds Sutherland, and representatives of Eversheds Sutherland provided such drafts to the MMLC Special Committee.

The MMLC Special Committee held multiple meetings on December 1, 2019 and December 2, 2019, with representatives of Morgan Stanley and Eversheds Sutherland in attendance. The representatives of Eversheds Sutherland discussed with the MMLC Special Committee the terms of the updated draft Initial Merger Agreement, the outstanding issues in the Initial Merger Agreement, and the various considerations and possible resolutions for the outstanding issues. The representatives of Eversheds Sutherland also discussed with the MMLC Special Committee the updated draft of the Amended and Restated GSBD Charter a proposed new investment management agreement between GSAM and the combined company to take effect following the Merger (the “Proposed New Investment Management Agreement”).

On December 2, 2019, the GSBD Board held a regularly scheduled, in-person board meeting. During this meeting, the GSBD Board received a presentation from representatives of GSAM regarding the materials provided prior to the meeting with respect to the Proposed New Investment Management Agreement. Representatives of GSAM responded to questions from the GSBD Special Committee regarding the information presented. The GSBD Board, including each of the GSBD Independent Directors, voted unanimously to approve the Proposed New Investment Management Agreement to take effect, subject to receipt of GSBD stockholder approval and the other closing conditions of the Merger, upon the closing of the Merger. In addition, the GSBD Special Committee met in executive session with representatives of Dechert. Representatives of Dechert reviewed an updated draft of the Initial Merger Agreement. Mr. Ardila reported that he and Mr. Leach had reached an agreement in principle on an exchange ratio of 0.9939 shares of GSBD Common Stock for each share of outstanding MMLC Common Stock, subject to approval of the parties and agreement on the other terms of the Merger.

On December 3, 2019, the MMLC Special Committee held a telephonic meeting with representatives of GSAM, Morgan Stanley and Eversheds Sutherland in attendance. The MMLC Special Committee discussed with the GSAM representatives certain outstanding issues in the Initial Merger Agreement and the various considerations and possible resolutions for the outstanding issues. Representatives of Eversheds Sutherland responded to questions from the MMLC Special Committee regarding the information discussed.

Between December 3, 2019 and December 6, 2019, representatives of Dechert, Eversheds Sutherland and GSAM participated in conference calls to discuss terms of the Initial Merger Agreement and exchanged markups of the Initial Merger Agreement. On December 6, 2019, representatives of Dechert sent a revised draft Initial Merger Agreement to representatives of Eversheds Sutherland and GSAM.

On December 6, 2019, the GSBD Special Committee and the GSBD Board each held a conference call, with representatives of GSAM, Dechert and BofA Securities also participating in each such conference call. At the various conference calls, representatives of Dechert reviewed with the GSBD Special Committee and GSBD Board the revised draft of the Initial Merger Agreement and other documents that had been circulated prior to the conference call and their material provisions. Representatives of Dechert also discussed GSAM’s proposal to provide support for the proposed transaction by waiving a portion of its incentive fee for five quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2020, otherwise payable by GSBD under the GSBD Investment Management Agreement and the Proposed New Investment Management Agreement, for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. The GSBD Board discussed that such waiver could provide stockholders with visibility into GSBD’s ability to produce net investment income in excess of the $0.45 regular quarterly dividend during the pendency of the proposed transaction and for a period following the expected Closing. The GSBD Board also considered proposed elements of the overall transaction structure that could benefit current and future GSBD stockholders, including (i) a proposal to approve special distributions of $0.15 per share in total, payable in three equal quarterly installments, subject to the timing of the closing of the Merger, and (ii) an intention to enhance the GSBD 10b5-1 Plan following the closing of the Merger. Representatives of Dechert also reviewed with the directors their fiduciary duties as directors, the requirements of Rule 17a-8 of the 1940 Act, and tax, regulatory, and corporate matters. Representatives of BofA Securities, at the direction of the GSBD Special Committee, reviewed certain financial aspects of the potential merger. The GSBD Board received a presentation from representatives of BofA Securities, at the direction of the GSBD Special Committee, regarding BofA Securities’ valuation analysis. The representatives of GSAM then left the meeting and the GSBD Special Committee met in executive session with representatives of BofA Securities and Dechert to discuss BofA Securities’ analyses and the exchange ratio and other aspects of the draft Initial Merger Agreement.

On December 6, 2019, the MMLC Special Committee held a telephonic meeting, with representatives of GSAM, Morgan Stanley and Eversheds Sutherland in attendance. At the meeting, representatives of Eversheds Sutherland reviewed with the MMLC Special Committee the duties of each director under Delaware law that were applicable in considering the proposed Merger. Representatives of Eversheds Sutherland also discussed a summary of the regulatory, compliance, tax, finance, corporate and other diligence reviews of GSBD. Representatives of Eversheds Sutherland also reviewed with the MMLC Special Committee their duties as directors under Rule 17a-8 of the 1940 Act and discussed the revised draft of the Initial Merger Agreement and other documents that had been circulated prior to the meeting and their material provisions. Representatives of Eversheds Sutherland also discussed GSAM’s intention to waive a portion of its incentive fee for five quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2020, otherwise payable by GSBD under the GSBD Investment Management Agreement and the Proposed New Investment Management Agreement, for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. Representatives of Eversheds Sutherland also discussed proposed elements of the overall transaction structure that could benefit current and future GSBD stockholders, including (i) a proposal to approve special distributions of $0.15 per share in total, payable in three equal quarterly installments, subject to the timing of the closing of the Merger, and (ii) GSBD’s intention to enhance the GSBD 10b5-1 Plan following the closing of the

Merger. The representatives of Morgan Stanley then reviewed with the MMLC Special Committee Morgan Stanley’s financial analysis with respect to the exchange ratio pursuant to the Initial Merger Agreement and rendered an oral opinion to the MMLC Special Committee, subsequently confirmed by delivery of a written opinion dated December 6, 2019, that, as of such date and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in its written opinion, the Initial Exchange Ratio was fair from a financial point of view to the holders of shares of MMLC Common Stock (other than GSAM and its affiliates). The December 6, 2019 opinion rendered by Morgan Stanley was superseded by the opinion rendered by Morgan Stanley on June 9, 2020 in connection with the MMLC Special Committee’s consideration of the A&R Merger Agreement. Representatives of Eversheds Sutherland then reviewed the approvals that would be requested of the MMLC Special Committee in connection with its next meeting, and responded to questions from the MMLC Special Committee regarding the information presented.

On December 8, 2019, the GSBD Special Committee and the GSBD Board held a telephonic meeting, with representatives of GSAM, Dechert and BofA Securities also participating in such meeting. Representatives of Dechert reviewed with the GSBD Board the revised draft of the Initial Merger Agreement and other documents that had been circulated prior to the meeting and their material provisions. Representatives of Dechert also discussed GSAM’s agreement to waive a portion of its incentive fee for five quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2020, otherwise payable by GSBD under the GSBD Investment Management Agreement and the Proposed New Investment Management Agreement, for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. The GSBD Board discussed its intention to approve special distributions of $0.15 per share in total, and payable in three equal quarterly installments, subject to the timing of the closing of the Merger. In addition, the GSBD Board discussed its intention to enhance the GSBD 10b5-1 Plan following the closing of the Merger. Representatives of BofA Securities, at the direction of the GSBD Special Committee, reviewed with the GSBD Board an update to the presentation they had provided to the GSBD Board on December 6, 2019. BofA Securities, at the request of the GSBD Special Committee, then rendered an oral opinion to the GSBD Special Committee (in its capacity as such) as to the fairness of the Merger Consideration, from a financial point of view, to GSBD, subsequently confirmed by delivery of a written opinion, as more fully described in the section entitled “—Opinion of the Financial Advisor to the GSBD Special Committee” beginning on page 175.

Following a discussion of the foregoing matters and other matters presented, the GSBD Special Committee determined that the Initial Merger Agreement, the Merger and the other transactions contemplated by the Initial Merger Agreement are fair and in the best interests of GSBD and the Unaffiliated GSBD stockholders and that the interests of GSBD’s existing stockholders would not be diluted as a result of the transactions contemplated by the Initial Merger Agreement and approved, and recommended that the GSBD Board approve and declare advisable, the Initial Merger Agreement and the transactions contemplated by the Initial Merger Agreement. Thereafter, based in part upon the unanimous recommendations of the GSBD Special Committee, the GSBD Board, including the GSBD Special Committee, unanimously (1) determined that (x) the Initial Merger Agreement and the terms of the Merger and the other transactions contemplated by the Initial Merger Agreement are advisable and fair to and in the best interests of GSBD and the Unaffiliated GSBD stockholders, and (y) that the interests of GSBD’s existing stockholders would not be diluted as a result of the transactions contemplated by the Initial Merger Agreement, (2) approved, declared advisable and adopted the Initial Merger Agreement and the transactions contemplated thereby, (3) approved the proposed issuance of GSBD Common Stock in connection with the Merger, and (4) approved and adopted the Amended and Restated GSBD Charter. The GSBD Board then directed that such matters be submitted to GSBD stockholders for approval and resolved to recommend that GSBD stockholders vote to approve the same.

On December 8, 2019, the MMLC Special Committee held a telephonic meeting with representatives of GSAM, Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Eversheds Sutherland reviewed with the MMLC Special Committee the revised draft of the Initial Merger Agreement and other documents that had been circulated prior to the meeting and their material provisions. Representatives of Eversheds Sutherland also discussed GSAM’s agreement to waive a portion of its incentive fee for the next five quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2020, otherwise payable by GSBD under the GSBD Investment Management Agreement and the Proposed New Investment Management Agreement, for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. Representatives of Eversheds Sutherland then discussed the GSBD Board’s intention to approve special distributions of $0.15 per share in total, and payable in three equal quarterly installments, subject to the timing of the closing of the Merger. In addition, representatives of Eversheds Sutherland discussed GSBD’s intention to enhance the GSBD 10b5-1 Plan following the closing of the Merger. Representatives of Morgan Stanley then confirmed that they were not aware of any changes in fact or circumstances that would change the opinion Morgan Stanley had delivered to the MMLC Special Committee on December 6, 2019. Following a discussion of the foregoing matters by the MMLC Special Committee, the MMLC Special Committee unanimously (1) determined, and recommended that the MMLC Board determine, that (x) the Initial Merger Agreement, the Merger and the other transactions contemplated by the Initial Merger Agreement are advisable and fair to and in the best interests of MMLC and the Unaffiliated MMLC stockholders, and (y) that the interests of MMLC’s existing stockholders would not be diluted as a result of the transactions contemplated by the Initial Merger Agreement, (2) approved and declared advisable, and recommended that the MMLC Board approve, declare advisable and adopt, the Initial Merger Agreement and the transactions contemplated by the Initial Merger Agreement, (3) determined, and recommended that the MMLC Board determine, that the Amended and Restated GSBD Charter is in the best interests of MMLC and the stockholders of MMLC, and (4) approved and adopted, and recommended that the MMLC Board approve and adopt, the Amended and Restated GSBD Charter.

Later on December 8, 2019, the MMLC Board held a special telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Based in part upon the unanimous recommendations of the MMLC Special Committee, the MMLC Board, including the MMLC Special Committee, unanimously (1) determined that (x) the Initial Merger Agreement and the terms of the Merger and the other transactions contemplated by the Initial Merger Agreement are advisable and fair to and in the best interests of MMLC and the Unaffiliated MMLC stockholders, and (y) that the interests of MMLC’s existing stockholders would not be diluted as a result of the transactions contemplated by the Initial Merger Agreement, (2) approved, declared advisable and adopted the Initial Merger Agreement and the transactions contemplated by the Initial Merger Agreement, (3) determined that the Amended and Restated GSBD Charter is in the best interests of MMLC and the stockholders of MMLC, and (4) approved and adopted the Amended and Restated GSBD Charter. The MMLC Board then directed that such matters be submitted to MMLC stockholders for approval and resolved to recommend that MMLC stockholders vote to approve the same.

On December 9, 2019, GSBD, MMLC, Merger Sub and GSAM executed and delivered the Initial Merger Agreement. GSBD and MMLC issued a press release announcing the execution of the Initial Merger Agreement on December 9, 2019.

In March 2020, the global outbreak of the COVID-19 pandemic caused significant disruption to the global financial markets. The market price of GSBD Common Stock fell below the level necessary to meet a closing condition in the Initial Merger Agreement, which required that MMLC stockholders receive shares of GSBD Common Stock that have a market value in excess of MMLC’s NAV (the “Market Value Closing Condition”).

On May 4, 2020 and May 5, 2020, the GSBD Board held a regularly scheduled board meeting via videoconference. Prior to the regularly scheduled meeting, the GSBD Special Committee held a meeting with representatives of Dechert in attendance. The GSBD Special Committee discussed the volatility of the market price of GSBD Common Stock precipitated by the COVID-19 pandemic and the possibility of restructuring the Initial Merger Agreement in light of market conditions. At the meeting, the GSBD Special Committee discussed the possibility of revising the terms of the Initial Merger Agreement to, among other things, change the consideration to be paid to MMLC stockholders from a fixed exchange ratio of 0.9939 shares of GSBD Common Stock for each share of MMLC Common Stock (the “Initial Exchange Ratio”) to a “NAV-for-NAV” exchange ratio (i.e., a number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock, each determined no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time) (for purposes of this section, the “NAV-for-NAV exchange ratio”). The GSBD Special Committee discussed that GSBD’s ability to satisfy the Market Value Closing Condition in the Initial Merger Agreement depended heavily on the market price of GSBD Common Stock at the Closing, and that it was unclear whether the market price of GSBD Common Stock would rise to the level needed to satisfy the Market Value Closing Condition. The GSBD Special Committee also noted that the NAV-for-NAV exchange ratio would also have the benefit of ensuring that neither the interests of GSBD stockholders nor MMLC stockholders would be economically diluted as a result of the Merger. The GSBD Special Committee authorized Mr. Ardila to request that representatives of BofA Securities prepare a preliminary financial analysis of the proposed transaction based on a potential NAV-for-NAV exchange ratio. On May 6, 2020, Mr. Ardila requested that BofA Securities prepare a preliminary financial analysis for its review and consideration based on the NAV-for-NAV exchange ratio.

On May 6, 2020 and May 7, 2020, the MMLC Board held a regularly scheduled board meeting via videoconference. Following the conclusion of the regularly scheduled meeting, the MMLC Special Committee held a meeting with representatives of Eversheds Sutherland in attendance. The representatives of Eversheds Sutherland discussed with the MMLC Special Committee the terms of the Initial Merger Agreement, including the Market Value Closing Condition. The MMLC Special Committee discussed the volatility of the market price of GSBD Common Stock precipitated by the COVID-19 pandemic, noting that it was unclear whether the Market Value Closing Condition would be satisfied. The representatives of Eversheds Sutherland noted that the purpose of the Market Value Closing Condition was to ensure that neither the interests of MMLC stockholders nor the interests of GSBD stockholders would be diluted as a result of the transactions contemplated by the Initial Merger Agreement. The MMLC Special Committee discussed that another method for ensuring that neither MMLC stockholders nor GSBD stockholders would be economically diluted as a result of the Merger would be to remove the Market Value Closing Condition and change the consideration to be paid to MMLC stockholders from the Initial Exchange Ratio to the NAV-for-NAV exchange ratio. Following a discussion among the MMLC Special Committee and representatives of Eversheds Sutherland, the MMLC Special Committee authorized Mr. Leach to request that representatives of Morgan Stanley prepare a preliminary financial analysis of the proposed transaction based on a potential NAV-for-NAV exchange ratio and to contact Mr. Ardila regarding a potential amendment to the Initial Merger Agreement to replace the Initial Exchange Ratio with an NAV-for-NAV exchange ratio and to remove the Market Value Closing Condition while simultaneously confirming that the Merger would not result in economic dilution to either MMLC or GSBD stockholders.

On May 7, 2020, Mr. Leach informed representatives of Morgan Stanley of the discussions to potentially amend the Initial Merger Agreement.

On May 8, 2020, Mr. Leach and Mr. Ardila engaged in a discussion regarding a potential amendment to the Initial Merger Agreement to provide for the NAV-for-NAV exchange ratio, given that it was unclear whether the Market Value Closing Condition would be satisfied based on the volatility of the market price of GSBD Common Stock. Mr. Leach and Mr. Ardila agreed to undertake further analysis of the potential amendment to the Initial Exchange Ratio by requesting updated financial information from GSAM.

On May 9, 2020, representatives of Morgan Stanley, at the direction of the MMLC Special Committee, had a telephone call with Mr. McGovern to inform him of the process the MMLC Special Committee intended to undertake and to request updated due diligence information, including financial information, for GSBD and MMLC, respectively.

Over the next few weeks, at the request of Morgan Stanley and BofA Securities, GSAM provided each with updated financial information for GSBD and MMLC, respectively.

On May 19, 2020, Mr. Leach and Mr. Ardila engaged in further discussion regarding a potential amendment to the Initial Merger Agreement to provide for the NAV-for-NAV exchange ratio. Subsequently, Mr. Leach requested that Morgan Stanley prepare a preliminary financial analysis for the MMLC Special Committee’s review and consideration based on the NAV-for-NAV exchange ratio.

On May 21, 2020, the GSBD Special Committee held a meeting at which representatives from Dechert and BofA Securities were present. At such meeting, BofA Securities reviewed with the GSBD Special Committee updated financial information for GSBD and the BDC sector and a detailed analysis of various alternatives, including potential revisions to the Initial Merger Agreement. After discussion, the GSBD Special Committee determined to further consider and discuss with the other parties a change from the Initial Exchange Ratio to the NAV-for-NAV exchange ratio and directed representatives from Dechert to prepare a draft amendment to the Initial Merger Agreement reflecting such change and circulate the draft among the parties for review and consideration. The GSBD Special Committee also determined to request from GSAM an extension of the incentive fee waiver through the end of 2021 and reimbursement of each of GSBD’s and MMLC’s transaction fees.

On May 22, 2020, Mr. Ardila, on behalf of the GSBD Special Committee, discussed with Mr. McGovern and Mr. Leach, the GSBD Special Committee’s desire to pursue the NAV-for-NAV exchange ratio, extend the incentive fee waiver, reimburse GSBD’s and MMLC’s transaction fees and potentially eliminate the termination fee provisions from the Initial Merger Agreement in order to expedite SEC approval.

On May 26, 2020, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Morgan Stanley reviewed with the MMLC Special Committee a financial comparison of the terms of the Initial Exchange Ratio, which was based on a fixed exchange ratio of 0.9939 shares of GSBD Common Stock for each outstanding share of MMLC Common Stock, to the proposed NAV-for-NAV exchange ratio. The MMLC Special Committee discussed the process by which the NAV-for-NAV exchange ratio would be determined within 48 hours of the Closing. Representatives of Morgan Stanley also discussed with the MMLC Special Committee the MMLC Distribution, noting that MMLC’s Closing NAV would be adjusted to reflect the MMLC Distribution. The MMLC Special Committee also discussed with representatives of Morgan Stanley certain potential cost savings, operating and funding synergies and associated merger-related expenses that GSAM estimated the combined company would experience as a result of the Merger. Representatives of Eversheds Sutherland discussed the process for amending and restating the Initial Merger Agreement, and noted that Eversheds Sutherland would request an update of due diligence information from GSBD from the date the parties entered into the Initial Merger Agreement. Following a discussion among the MMLC Special Committee and representatives of Eversheds Sutherland and Morgan Stanley, the MMLC Special Committee authorized Morgan Stanley and Eversheds Sutherland to work with MMLC management regarding amending and restating the Initial Merger Agreement.

On May 29, 2020, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. Representatives of Morgan Stanley reviewed with the MMLC Special Committee an updated financial comparison of the Initial Exchange Ratio and the proposed NAV-for-NAV exchange ratio. Representatives of Morgan Stanley also discussed the possibility that GSAM would reimburse MMLC and GSBD for certain Merger-related transaction expenses, noting that more information was needed with respect to the proposed expense reimbursement arrangement. Representatives of Eversheds Sutherland then discussed the process for amending and restating the Initial Merger Agreement.

Later that day, Dechert circulated a draft A&R Merger Agreement to representatives of Eversheds Sutherland and GSAM. Subsequently, Eversheds Sutherland provided comments on the draft A&R Merger Agreement on behalf of the MMLC Special Committee. Representatives of the parties held various conference calls to discuss the terms of the draft A&R Merger Agreement.

On June 1, 2020, representatives of Eversheds Sutherland provided the MMLC Special Committee with a summary of the draft A&R Merger Agreement, which outlined changes from the Initial Merger Agreement.

On June 3, 2020, representatives of Dechert delivered an updated draft of the A&R Merger Agreement to representatives of Eversheds Sutherland. Subsequently, Eversheds Sutherland and Wachtell, Lipton, Rosen & Katz provided comments on the draft A&R Merger Agreement on behalf of the MMLC Special Committee and GSAM, respectively. Over the next week, representatives of Dechert and Eversheds Sutherland exchanged several drafts of the A&R Merger Agreement and participated in conference calls to discuss the terms of such drafts.

On June 5, 2020, representatives of Dechert delivered to representatives of Eversheds Sutherland and GSAM a draft letter regarding GSAM’s waiver of a portion of its incentive fee for the four quarters of 2021 (Q1 2021 through and including Q4 2021) payable pursuant to the GSBD Investment Management Agreement for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter would be at least $0.48 per share. Representatives of Eversheds Sutherland provided a draft of GSAM’s incentive fee waiver letter to the MMLC Special Committee along with an updated summary of the draft A&R Merger Agreement. Later that day, the MMLC Special Committee held a telephonic meeting with representatives of Morgan Stanley and Eversheds Sutherland in attendance. The representatives of Eversheds Sutherland discussed with the MMLC Special Committee the terms of the updated draft A&R Merger Agreement, the outstanding issues in the A&R Merger Agreement, including the termination fee provisions, and the various considerations and possible resolutions for the outstanding issues. Representatives of Eversheds Sutherland also discussed with the MMLC Special Committee the Incentive Fee Waiver, noting that it was in addition to the existing incentive fee waiver with the same terms that applies through the end of 2020. Representatives of Eversheds Sutherland responded to questions from the MMLC Special Committee regarding the information presented.

On June 9, 2020, representatives of Wachtell, Lipton, Rosen & Katz provided comments to the draft A&R Merger Agreement on behalf of GSAM.

Also on June 9, 2020, the MMLC Special Committee and the MMLC Board held a telephonic meeting with representatives of GSAM, Morgan Stanley and Eversheds Sutherland in attendance. At the meeting, representatives of Eversheds Sutherland reviewed with the MMLC Special Committee and the MMLC Board the duties of each director under Delaware law that were applicable in considering the proposed Merger. Representatives of Eversheds Sutherland also discussed a summary of the regulatory, compliance, tax, finance, corporate and other diligence reviews of GSBD. Representatives of Eversheds Sutherland also reviewed with the MMLC Special Committee and the MMLC Board their duties as directors under Rule 17a-8 of the 1940 Act and discussed the revised draft of the A&R Merger Agreement and other documents that had been circulated prior to the meeting and their material provisions. Representatives of Eversheds Sutherland discussed the terms of the A&R Merger Agreement, including the addition of the NAV-for-NAV exchange ratio and the removal of the Market Value Closing Condition. Representatives of Eversheds Sutherland then discussed the MMLC Distribution, pursuant to which, prior to the Closing, the MMLC Board will declare a distribution in the amount of $75 million, to MMLC stockholders relating to the pre-Closing period, subject to MMLC’s compliance with all applicable regulatory requirements and covenants under applicable debt documents. Representatives of Eversheds Sutherland further noted that, to the extent MMLC’s previously undistributed “investment company taxable income” is in excess of the MMLC Distribution, an additional tax distribution may be required in order for MMLC to satisfy the distribution requirements imposed on MMLC as a regulated investment company under the Code. Representatives of Eversheds Sutherland then discussed GSAM’s agreement, in the event the Merger is consummated and as set forth in the A&R Merger Agreement, to reimburse each of MMLC and GSBD for all fees and expenses incurred and payable by MMLC or GSBD or on their behalf in connection with the Merger, subject to a cap of $4 million with respect to each of MMLC and GSBD. Representatives of Eversheds Sutherland also discussed the removal of the termination fee provisions from the Initial Merger Agreement. Other than the amendments to the Initial Merger Agreement relating to the NAV-for-NAV exchange ratio, removal of the termination fee provisions, GSAM’s agreement to reimburse transaction expenses, and the extension of the Initial Merger Agreement’s termination date from December 9, 2020 to February 24, 2021, it was noted that the terms of the A&R Merger Agreement were consistent with those of the Initial Merger

Agreement. Representatives of Eversheds Sutherland also discussed GSAM’s agreement to waive of a portion of its incentive fee for the four quarters of 2021 (Q1 2021 through and including Q4 2021) payable pursuant to the GSBD Investment Management Agreement for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. Representatives of Eversheds Sutherland noted that GSAM’s incentive fee waiver was in addition to the existing waiver with the same terms that applies through the end of 2020. In addition, and as previously discussed in connection with the Initial Merger Agreement, representatives of Eversheds Sutherland discussed elements of the overall transaction structure that could benefit current and future GSBD stockholders, including that (i) the GSBD Board has approved special distributions of $0.15 per share in total, payable in three equal quarterly installments beginning at such time following the Closing as the GSBD Board will determine, and (ii) GSBD’s intention to enhance the GSBD 10b5-1 Plan following the Closing. Representatives of Morgan Stanley then reviewed with the MMLC Special Committee Morgan Stanley’s financial analysis with respect to the NAV-for-NAV exchange ratio pursuant to the A&R Merger Agreement using the Q3 2020 estimated NAV for each of MMLC and GSBD prepared by representatives of GSAM (the “September Estimates”). Representatives of Morgan Stanley, at the request of the MMLC Special Committee, then rendered an oral opinion to the MMLC Special Committee, subsequently confirmed by delivery of a written opinion dated June 9, 2020, that, as of such date and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in its written opinion, based on the September Estimates, the NAV-for-NAV exchange ratio was fair from a financial point of view to the holders of shares of MMLC Common Stock (other than GSAM and its affiliates), as more fully described in the section entitled “—Opinion of the Financial Advisor to the MMLC Special Committee” beginning on page 181.

Following a discussion of the foregoing matters by the MMLC Special Committee, the MMLC Special Committee unanimously (1) determined, and recommended that the MMLC Board determine, that (x) the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable and fair to and in the best interests of MMLC and the Unaffiliated MMLC stockholders, and (y) the interests of MMLC’s existing stockholders would not be diluted as a result of the transactions contemplated by the Merger Agreement, (2) approved and declared advisable, and recommended that the MMLC Board approve, declare advisable and adopt, the Merger Agreement and the transactions contemplated by the Merger Agreement, (3) determined, and recommended that the MMLC Board determine, that the Amended and Restated GSBD Charter is in the best interests of MMLC and the stockholders of MMLC, and (4) approved, adopted and ratified, and recommended that the MMLC Board approve, adopt and ratify, the Amended and Restated GSBD Charter. Thereafter, based in part upon the unanimous recommendations of the MMLC Special Committee, the MMLC Board, including the MMLC Special Committee, unanimously (1) determined that (x) the Merger Agreement and the terms of the Merger and the other transactions contemplated by the Merger Agreement are advisable and fair to and in the best interests of MMLC and the Unaffiliated MMLC stockholders, and (y) the interests of MMLC’s existing stockholders would not be diluted as a result of the transactions contemplated by the Merger Agreement, (2) approved, declared advisable and adopted the Merger Agreement and the transactions contemplated by the Merger Agreement, (3) determined that the Amended and Restated GSBD Charter is in the best interests of MMLC and the stockholders of MMLC, and (4) approved, adopted and ratified the Amended and Restated GSBD Charter. The MMLC Board then directed that such matters be submitted to MMLC stockholders for approval and resolved to recommend that MMLC stockholders vote to approve the same.

Also on June 9, 2020, the GSBD Special Committee and the GSBD Board held a telephonic meeting with representatives of GSAM, Dechert and BofA Securities in attendance. At the meeting, representatives of Dechert reviewed with the GSBD Special Committee and the GSBD Board the duties of each director under Delaware law that were applicable in considering the A&R Merger Agreement and the proposed Merger. Representatives of Dechert also discussed a summary of the regulatory, compliance, tax, finance, corporate and other diligence reviews of MMLC. Representatives of Dechert also reviewed with the GSBD Special Committee and the GSBD Board their duties as directors under Rule 17a-8 of the 1940 Act and discussed the revised draft of the A&R Merger Agreement and other documents that had been circulated prior to the meeting and their material provisions. Representatives of Dechert discussed the terms of the A&R Merger Agreement, including the addition of the NAV-for-NAV exchange ratio and the removal of the Market Value Closing Condition. Representatives of Dechert then discussed GSAM’s agreement, in the event the Merger is consummated and as set forth in the A&R Merger Agreement, to reimburse each of MMLC and GSBD for all fees and expenses incurred and payable by MMLC or GSBD or on their behalf in connection with the Merger, subject to a cap of $4 million with respect to each of MMLC and GSBD. Representatives of Dechert also discussed the removal of the termination fee provisions from the Initial Merger Agreement. Other than the amendments to the Initial Merger Agreement relating to the NAV-for-NAV exchange ratio, removal of the termination fee provisions, GSAM’s agreement to reimburse transaction expenses, and the extension of the Initial Merger Agreement’s termination date from December 9, 2020 to February 24, 2021, it was noted that the terms of the A&R Merger Agreement were consistent with those of the Initial Merger Agreement. Representatives of Dechert also discussed GSAM’s agreement to waive of a portion of its incentive fee for the four quarters of 2021 (Q1 2021 through and including Q4 2021) payable pursuant to the GSBD Investment Management Agreement for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. The representatives of GSAM then left the meeting and the GSBD Special Committee met in executive session with representatives of BofA Securities and Dechert to discuss BofA Securities’ analyses and the NAV-for-NAV exchange ratio and other aspects of the draft A&R Merger Agreement. Representatives of BofA Securities, at the direction of the GSBD Special Committee, reviewed certain financial aspects of the potential merger. The GSBD Board received a presentation from representatives of BofA Securities, at the direction of the GSBD Special Committee, regarding BofA Securities’ valuation analysis. BofA Securities, at the request of the GSBD Special Committee, reviewed certain considerations with respect to the NAV-for-NAV exchange ratio, including the trading performance of GSBD common stock since the announcement of the Initial Merger Agreement and the potential of satisfying or failing to satisfy the Market Value Closing Condition. Members of the GSBD Special Committee asked questions about the information presented, including with respect to the potential benefit of the Merger to GSBD stockholders in the event the Initial Exchange Ratio was changed to the NAV-for-NAV exchange ratio. In response to such questions, BofA Securities referred the GSBD Special Committee to the materials provided in advance of the meeting, which detailed potential benefits of the Merger, as more fully described in the section entitled “Reasons for the Merger” beginning on page 166. BofA Securities, at the request of the GSBD Special Committee, also reviewed combined company projections based on information provided by GSAM. Following a discussion of the foregoing matters and other matters presented, the GSBD Special Committee decided to request additional information from GSAM and concluded the meeting to provide the members of the GSBD Board additional time to evaluate the additional information to be provided by GSAM, the terms of the proposed A&R Merger Agreement and the fairness of the Merger Consideration.

After further consideration and receipt of the requested additional information from GSAM, Mr. Ardila reconvened the GSBD Special Committee. On June 10, 2020, the GSBD Special Committee held a telephonic meeting with representatives of Dechert and BofA Securities in attendance. BofA Securities, at the request of the GSBD Special Committee, reviewed the updated projections provided by GSAM and responded to questions from the GSBD Special Committee with respect thereto. BofA Securities then rendered an oral opinion to the GSBD Special Committee (in its capacity as such) as to the fairness of the Merger Consideration, from a financial point of view, to GSBD, subsequently confirmed by delivery of a written opinion, as more fully described in the section entitled “—Opinion of the Financial Advisor to the GSBD Special Committee” beginning on page 175. After further deliberation, the GSBD Special Committee determined to proceed with approving the A&R Merger Agreement.

Following a discussion of the foregoing matters by the GSBD Special Committee, the GSBD Special Committee unanimously (1) determined, and recommended that the GSBD Board determine, that (x) the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable and fair to and in the best interests of GSBD and the Unaffiliated GSBD stockholders, and (y) the interests of GSBD’s existing stockholders would not be diluted as a result of the transactions contemplated by the Merger Agreement, (2) approved and declared advisable, and recommended that the GSBD Board approve, declare advisable and adopt, the Merger Agreement and the transactions contemplated by the Merger Agreement, (3) approved, and recommended that the GSBD Board approve, the proposed issuance of GSBD Common Stock in connection with the Merger, (4) determined, and recommended that the GSBD Board determine, that the Amended and Restated GSBD Charter is in the best interests of GSBD and the stockholders of GSBD and (5) approved, adopted and ratified, and recommended that the GSBD Board approve, adopt and ratify, the Amended and Restated GSBD Charter. Thereafter, based in part upon the unanimous recommendations of the GSBD Special Committee, the GSBD Board, including the GSBD Special Committee, unanimously (1) determined that (x) the Merger Agreement and the terms of the Merger and the other transactions contemplated by the Merger Agreement are advisable and fair to and in the best interests of GSBD and the Unaffiliated GSBD stockholders, and (y) the interests of GSBD’s existing stockholders would not be diluted as a result of the transactions contemplated by the Merger Agreement, (2) approved, declared advisable and adopted the Merger Agreement and the transactions contemplated by the Merger Agreement, (3) determined that the Amended and Restated GSBD Charter is in the best interests of GSBD and the stockholders of GSBD, (4) approved the proposed issuance of GSBD Common Stock in connection with the Merger and (5) approved, adopted and ratified the Amended and Restated GSBD Charter. The GSBD Board then directed that such matters be submitted to GSBD stockholders for approval and resolved to recommend that GSBD stockholders vote to approve the same.

On June 11, 2020, GSBD, MMLC, Merger Sub and GSAM executed and delivered the A&R Merger Agreement. GSBD and MMLC issued a press release announcing the execution of the A&R Merger Agreement on June 11, 2020.

For more information concerning the terms and provisions of the Merger Agreement as negotiated by the parties, see “Description of the Merger Agreement” beginning on page 190 of this joint proxy statement/prospectus.

Reasons for the Merger

GSBD

At various telephonic and in-person Board meetings, the GSBD Board and the GSBD Special Committee considered the approval of the Merger with MMLC and the Merger Agreement. In connection with its consideration, the GSBD Special Committee requested and GSAM provided information regarding the proposed Merger, MMLC, and the anticipated effects of the Merger on GSBD and its stockholders, both immediately after the Merger and over the longer-term assuming that some or all of the anticipated benefits of the Merger are realized. Over the course of its review of the materials and information provided and its consideration of the Merger, the GSBD Board and the GSBD Special Committee consulted with GSBD’s legal and other advisors, as well as GSBD’s management and GSAM. In addition, the GSBD Special Committee was advised by BofA Securities, its financial advisor. The GSBD Board and the GSBD Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the Merger and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The GSBD Board and the GSBD Special Committee considered numerous factors, including the ones described below, in connection with their consideration and approval of the Merger. On June 10, 2020, the GSBD Board and the GSBD Special Committee unanimously determined that the Merger is in the best interests of GSBD and in the best interests of GSBD stockholders, and that GSBD stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.

In considering the Merger, the GSBD Board, with the participation throughout of the GSBD Special Committee, reviewed comparative information about GSBD and MMLC including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of MMLC that were not currently held by GSBD; (3) their valuation policies and procedures; (4) their existing leverage facilities; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Merger on future GSBD earnings and distributions; (7) the current and historical premium at which GSBD trades; and (8) their respective investment advisory agreements and expense ratios. In addition, the GSBD Board and the GSBD Special Committee reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to GSBD as a result of the Merger, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. With respect to the potential impacts to GSBD and its stockholders as a result of the Merger, the GSBD Board and the GSBD Special Committee also considered information and analysis from BofA Securities, the financial advisor engaged to advise and provide an opinion to the GSBD Special Committee regarding the fairness from a financial point of view of the Exchange Ratio.

The GSBD Board and the GSBD Special Committee weighed various benefits and risks in considering the Merger, both with respect to the immediate effects of the Merger on GSBD and its stockholders and with respect to the potential benefits that could be experienced by the combined company after the Merger. Some of the material factors considered by the GSBD Board and the GSBD Special Committee that assisted it in concluding that the Merger is in the best interests of GSBD and its stockholders included, among others:

Accretion to Net Investment Income. The GSBD Board and the GSBD Special Committee considered that the Merger would be accretive to net investment income in both the short-term and long-term. The GSBD Board and the GSBD Special Committee noted that in the short term, they expect accretion to net investment income to be delivered primarily by the variable cap on GSAM’s incentive fees and that over the long term, they expect that the increased NAV per share of GSBD Common Stock will allow the combined company to grow the investment portfolio and add additional income producing assets to drive net investment income growth.

Increased Scale and Trading Liquidity of the Combined Company, after the Closing. The GSBD Board and the GSBD Special Committee considered advantages expected to accrue to the combined company as a result of its larger size. The GSBD Board reviewed an analysis suggesting that larger BDCs tend to have higher average daily trading volumes, which would give existing GSBD stockholders more flexibility to manage their investments and would be expected to attract new investors seeking a more liquid stock than stand-alone GSBD. The GSBD Board also considered that larger BDCs generally have broader coverage by equity research, which is also expected to expand the potential stockholder base of the combined company, potentially resulting in higher trading valuation and greater flexibility to raise opportunistic capital on attractive terms.

Acquisition of a Known, Diversified Portfolio of Assets. The GSBD Board and the GSBD Special Committee noted the significant overlap of MMLC’s investments with those of GSBD, and the fact that MMLC values these overlapping assets at the same price at which GSBD values the assets. The GSBD Board also considered the advantages to acquiring immediately known income-producing assets as opposed to the process of raising incremental capital in follow-on offerings, and suffering lower returns in the immediate subsequent period while the new capital is not yet invested in income producing assets.

Expected Greater Access to Long-Term, Low-Cost, Flexible Debt Capital. The GSBD Board and the GSBD Special Committee discussed how the combined company may have an opportunity to improve its liability profile because of better access to the unsecured institutional debt market than GSBD would be expected to obtain on its own. The GSBD Board noted that unsecured debt can offer advantages over traditional bank credit facilities including longer terms and greater flexibility since they do not require GSBD to pledge assets as collateral. The GSBD Board discussed that the size of the combined company should allow it to pursue additional unsecured debt offerings and create a more flexible balance sheet with an investment grade profile.

Potential for Operational Synergies via the Elimination of Redundant Expenses. The GSBD Board and the GSBD Special Committee also considered that, as a result of the Merger, certain redundant professional services and other corporate expenses would be eliminated, which would reduce the potential expenses of the combined company as compared to the sum of expenses of GSBD and MMLC on a stand-alone basis. The GSBD Board noted that, although certain one-time costs would be borne by GSBD stockholders in connection with the Merger, the annual operating expense borne by GSBD stockholders on a pro rata basis is expected to be reduced as a percentage of net assets due to the elimination of redundant expenses. The GSBD Board found that the expected decrease in the expenses of the combined entity would benefit GSBD and its stockholders if the Merger is approved.

Similarities in Investment Strategies and Risks. The GSBD Board and the GSBD Special Committee reviewed both GSBD’s and MMLC’s investment programs and noted that they have identical investment objectives and substantially similar strategies and risks and that each focuses on primarily investing in senior secured loans directly originated to U.S. middle-market companies. The GSBD Board and the GSBD Special Committee took into consideration that GSBD and MMLC are each managed by GSAM and, after the merger, the investment experience of GSBD stockholders would likely be comparable in the combined entity.

Tax Consequences of the Merger. It is expected that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Merger is anticipated to be treated as a tax-free reorganization for federal income tax purposes and GSBD stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.

Opinion of BofA Securities, Financial Advisor to the GSBD Special Committee. The GSBD Special Committee considered an oral opinion, which was confirmed by delivery of a written opinion dated June 11, 2020, of BofA Securities to the GSBD Special Committee as to the fairness, from a financial point of view and as of the date of the draft opinion, to GSBD of the Exchange Ratio in the proposed Merger, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the GSBD Special Committee.”

Reimbursement of Fees and Expenses by GSAM. The GSBD Board and the GSBD Special Committee considered that the Merger Agreement provides that solely in the event that the Merger is consummated, GSAM will reimburse each of MMLC and GSBD, in each case in an amount of up to $4 million, for all fees and expenses incurred and payable by MMLC or on its behalf, on the one hand, or GSBD or on its behalf, on the other hand, in connection with or related to the Merger, the Merger Agreement and the related transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to MMLC or the MMLC Special Committee, on the one hand, or GSBD or the GSBD Special Committee, on the other hand).

Other Considerations. The GSBD Board and the GSBD Special Committee also considered that the MMLC Board will declare the MMLC Distribution.

In the course of its deliberations, the GSBD Board and the GSBD Special Committee also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):

•	Failure to Close. It is possible that the Merger may not be completed or that completion may be unduly delayed for reasons beyond the control of GSBD or MMLC.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect GSBD’s business.

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Restrictions on Conduct of Business. The restrictions on the conduct of GSBD’s business prior to completion of the Merger, requiring GSBD to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent GSBD from undertaking business opportunities that may arise pending completion of the Merger.

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Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of GSBD to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, (as more fully described in the section entitled “Description of the Merger Agreement—Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

•	Fees Associated with the Merger. Except to the extent reimbursed by GSAM (as described above), GSBD will be responsible for the expenses incurred by GSBD in connection with the Merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the Merger is consummated, including half of the costs and expenses of any filing and other fees payable by GSBD to the SEC in connection with the Merger.

•	Absence of Appraisal Rights. GSBD stockholders are not entitled to appraisal rights under Delaware law.

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No Longer Acquiring Assets at a Discount to NAV. If the Merger were consummated pursuant to the Initial Merger Agreement, there was a possibility that GSBD would acquire assets at discount to NAV. However, the Merger Consideration provided by the A&R Merger Agreement does not provide for this possibility.

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Other Risks. There are various other risks associated with the Merger and the business of MMLC and the combined company described in the section entitled “Risk Factors” beginning on page 27 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 118.

This discussion of the information and factors that the GSBD Board and the GSBD Special Committee considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the GSBD Board. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, the GSBD Board and GSBD Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the GSBD Board may have given different weights to different factors.

The GSBD Special Committee relied on the experience of BofA Securities, as its financial advisor, for analysis of the financial terms of the Merger and for its opinion to the GSBD Special Committee as to the fairness from a financial point of view of the Exchange Ratio to GSBD. In addition, the GSBD Board relied on its legal advisors for legal analysis in connection with the Merger transaction.

The GSBD Special Committee and, upon the recommendation of the GSBD Special Committee, the GSBD Board considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of GSBD and GSBD stockholders and unanimously approved the Merger and the Merger Agreement.

MMLC

At various telephonic and in-person meetings, the MMLC Board and the MMLC Special Committee considered the Exit Alternatives. Each of the MMLC Board and the MMLC Special Committee sought to complete a careful, methodical process to evaluate the potential Exit Alternatives by evaluating, among other things, (a) the value created through each Exit Alternative, (b) the incremental value created through potential share price appreciation following the closing of an Exit Alternative and (c) the degree of liquidity provided by each Exit Alternative in order to make an overall assessment of the value to MMLC stockholders of each Exist Alternative considered. In connection with its consideration of the Merger, the MMLC Special Committee requested and GSAM provided information regarding the proposed Merger, GSBD, and the anticipated effects of the Merger on MMLC and its stockholders, both immediately after the Merger and over the longer-term assuming that some or all of the anticipated benefits of the Merger are realized. Over the course of its review of the materials and information provided and its consideration of the Merger, the MMLC Board, including the MMLC Special Committee, consulted with MMLC’s legal and financial advisors, as well as MMLC’s management and GSAM. In addition, the MMLC Special Committee was advised by Eversheds Sutherland, their independent legal counsel under the 1940 Act, and Morgan Stanley, its financial advisor. The MMLC Board and the MMLC Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties and statutory standards of conduct under state and federal law in approving the Merger and the conflicts of interest presented by the transactions provided for in the Merger

Agreement. The MMLC Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Merger. On June 9, 2020, the MMLC Special Committee determined and recommended that the MMLC Board determine (i) that the Merger is advisable and fair to and in the best interests of MMLC and its stockholders; and (ii) that the interests of MMLC’s existing stockholders would not be diluted as a result of the Merger. Later on June 9, 2020, the MMLC Board unanimously determined (i) that the Merger is advisable and fair to and in the best interests of MMLC and its stockholders; and (ii) that the interests of MMLC’s existing stockholders would not be diluted as a result of the Merger.

In considering the Merger, the MMLC Board and the MMLC Special Committee reviewed comparative information about GSBD and MMLC including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of GSBD that were not currently held by MMLC; (3) their valuation policies and procedures; (4) their existing leverage facilities; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Merger on future earnings and distributions by GSBD; (7) the current and historical premium at which GSBD shares trade; (8) their respective investment advisory agreements and expense ratios; and (9) their respective leverage capacities. In addition, the MMLC Board and the MMLC Special Committee reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to each of GSBD and MMLC as a result of the Merger, the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term, and the more favorable management fee structure under the GSBD Investment Management Agreement to be applicable to the combined company after the Merger as compared to the terms of the MMLC Investment Management Agreement following a listing of MMLC Common Stock on a national securities exchange. With respect to the potential impacts to MMLC and its stockholders as a result of the Merger, each of the MMLC Board and the MMLC Special Committee also considered certain financial analysis prepared for the MMLC Special Committee by Morgan Stanley, the financial advisor engaged by the MMLC Special Committee to provide an opinion to the MMLC Special Committee regarding the fairness from a financial point of view of the Exchange Ratio to the Unaffiliated MMLC Stockholders.

The MMLC Board and the MMLC Special Committee weighed various benefits and risks in considering the Merger, both with respect to the immediate effects of the Merger on MMLC and its stockholders and with respect to the potential benefits that could be experienced by the combined company after the Merger. Some of the material factors considered by the MMLC Board and the MMLC Special Committee with respect to the Merger that assisted it in concluding that the Merger is in the best interests of MMLC and its stockholders included, among others:

Expected Increased Scale and Trading Liquidity of the Combined Company, after the Closing. The MMLC Board and the MMLC Special Committee considered that the Merger would, after expiration of the applicable lock-up periods, provide liquidity for the MMLC stockholders as MMLC Common Stock was not currently traded and transfers were restricted by the terms of the subscription agreements executed by MMLC stockholders. In the Merger, MMLC stockholders would receive publicly traded GSBD Common Stock. Additionally, incorporating the assets of MMLC as a result of the Merger would increase GSBD’s market capitalization. The MMLC Board and the MMLC Special Committee considered that the larger size of the combined company creates the potential for greater secondary market liquidity for GSBD Common Stock, which would inure to the benefit of former MMLC stockholders upon their becoming holders of GSBD Common Stock in the Merger. The MMLC Board noted that GSBD’s increased profile could result in additional market coverage of GSBD by financial analysts and, potentially, an increased focus by current and potential investors on the combined company, including institutional investors, and determined such factors to be to the benefit of MMLC stockholders.

Combination with a Known, Diversified Portfolio of Assets. The MMLC Board and the MMLC Special Committee noted that the pro forma portfolio of the combined company would remain similar to MMLC’s stand-

alone portfolio given significant overlap between the current MMLC and GSBD portfolios. The MMLC Board and the MMLC Special Committee determined that the Merger offers MMLC stockholders the opportunity to receive consideration in a tax-free transaction while retaining the option to continue to hold an investment in a vehicle with the same investment adviser and the same investment philosophy.

Expected Greater Access to Long-Term, Flexible Debt Capital. The MMLC Board and the MMLC Special Committee considered that the larger scale of the combined company could enhance MMLC’s financial flexibility. While standalone MMLC is a finite life company without a credit rating from a nationally recognized credit rating agency, the combined company has permanent equity capital and an investment grade credit rating. As a result, the MMLC Board and the MMLC Special Committee considered that the combined company would have better access to the unsecured institutional debt market, which would improve financial flexibility by allowing the company to borrow without pledging its assets as collateral. The MMLC Board and MMLC Special Committee also considered the increased leverage capacity offered by the combined company due to GSBD’s reduced asset coverage ratio of 150%, in comparison to MMLC’s asset coverage ratio of 200%, and that MMLC, as a BDC without common equity listed on a national securities exchange, could not reduce its asset coverage ratio to 150% unless it, among other things, made an offer to repurchase shares held by MMLC stockholders. The MMLC Board and the MMLC Special Committee discussed how the combined company may have an opportunity to improve its liability profile because of better access to the securitization market than MMLC would be expected to obtain on its own.

Potential for Operational Synergies via the Elimination of Redundant Expenses. The MMLC Board and the MMLC Special Committee considered that the Merger offered the potential to create operating synergies due to the elimination of redundant professional services and other corporate expenses.

Similarities in Investment Strategies and Risks of GSBD and MMLC. The MMLC Board and the MMLC Special Committee, reviewed both GSBD’s and MMLC’s investment program and noted that they have identical investment objectives and strategies and substantially similar risks and that each focuses on direct lending to middle-market companies. The MMLC Board and the MMLC Special Committee took into consideration that GSBD and MMLC are each managed by GSAM and, after the Merger, MMLC stockholders would be invested in a similarly structured investment vehicle and that their investment experience would likely be comparable in the combined entity.

Continuity of GSAM and the Management Team. The MMLC Board and the MMLC Special Committee, considered that the combined company would have the same investment adviser and management team that have already been considered and approved by the MMLC Board and the MMLC Independent Directors. The MMLC Board and the MMLC Special Committee considered that, because there would be no change in the investment adviser, the combined entity and the MMLC stockholders would be expected to receive the same quality of services from GSAM as they are currently receiving and would continue to benefit from the experience and expertise of its current management team. In this regard, the MMLC Board and the MMLC Special Committee viewed favorably the overall investment and operational performance of GSAM, as well as GSAM’s demonstrated competence in evaluating and effectively arranging the Merger for the benefit of stockholders.

Tax Consequences of the Merger. It is expected that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. MMLC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of MMLC Common Stock for shares of GSBD Common Stock pursuant to the Merger, except with respect to cash received in lieu of fractional shares of GSBD Common Stock. MMLC stockholders will receive a distribution of their proportionate share of MMLC’s undistributed net investment income and net realized gains, if any, prior to or shortly after the completion of the Merger that generally will be taxable to taxable stockholders for U.S. federal, state and local income tax purposes. This distribution may include return of capital which would generally result in a reduction in basis. Furthermore, the proposed structure of the Merger would result in the survival of GSBD, whose shares are publicly traded on the NYSE, affording the former MMLC stockholders an established, liquid trading market for the GSBD Common Stock they will acquire in the Merger.

More Favorable Management Fee Structure Under the GSBD Investment Management Agreement to be Applicable to the Combined Company after the Closing. The MMLC Board and the MMLC Special Committee noted that the GSBD Investment Management Agreement to be applicable to the combined company after the Merger had a lower base management fee rate as compared to the terms of the MMLC Investment Management Agreement following a listing of MMLC Common Stock on a national securities exchange.

Opinion of Morgan Stanley, Financial Advisor to the MMLC Special Committee. The MMLC Special Committee considered an opinion, dated June 9, 2020, of Morgan Stanley to the MMLC Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, to the Unaffiliated MMLC Stockholders of the Exchange Ratio in the proposed Merger, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the MMLC Special Committee.”

Reimbursement of Fees and Expenses by GSAM. The MMLC Board and the MMLC Special Committee considered that the Merger Agreement provides that solely in the event that the Merger is consummated, GSAM will reimburse each of MMLC and GSBD, in each case in an amount of up to $4 million, for all fees and expenses incurred and payable by MMLC or on its behalf, on the one hand, or GSBD or on its behalf, on the other hand, in connection with or related to the Merger, the Merger Agreement and the related transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to MMLC or the MMLC Special Committee, on the one hand, or GSBD or the GSBD Special Committee, on the other hand).

Other Considerations. The MMLC Board and the MMLC Special Committee also considered that the MMLC Board will declare the MMLC Distribution.

In the course of its deliberations, the MMLC Board and the MMLC Special Committee also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):

•	Failure to Close. It is possible that the Merger may not be completed or that completion may be unduly delayed for reasons beyond the control of GSBD or MMLC.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect GSBD’s business.

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Restrictions on Conduct of Business. The restrictions on the conduct of MMLC’s business prior to completion of the Merger, requiring MMLC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent MMLC from undertaking business opportunities that may arise pending completion of the Merger.

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Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of MMLC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement—Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

•

Fees Associated with the Merger. Except to the extent reimbursed by GSAM (as described above), MMLC will be responsible for the expenses incurred by MMLC in connection with the Merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the Merger is consummated, including half of the costs and expenses of any filing and other fees payable by MMLC to the SEC in connection with the Merger.

•	Absence of Appraisal Rights. MMLC stockholders are not entitled to appraisal rights under Delaware law.

•

Other Risks. There are various other risks associated with the Merger and the business of MMLC and the combined company described in the section entitled “Risk Factors” beginning on page 27 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 118.

This discussion of the information and factors that the MMLC Board and the MMLC Special Committee considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the MMLC Board and the MMLC Special Committee. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, the MMLC Board and the MMLC Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the MMLC Board may have given different weights to different factors.

The MMLC Special Committee took into account the advice of Morgan Stanley, its financial advisor, in connection with its evaluation of the financial terms of the Merger, including the opinion rendered by Morgan Stanley to the MMLC Special Committee as to the fairness from a financial point of view of the Exchange Ratio to the Unaffiliated MMLC Stockholders. In addition, the MMLC Board relied on its legal advisors for legal analysis in connection with the Merger transaction.

The MMLC Special Committee and, upon the recommendation of the MMLC Special Committee, the MMLC Board considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of MMLC and MMLC stockholders and unanimously approved the Merger and the Merger Agreement.

GSBD Board Recommendation

The GSBD Board, upon recommendation of the GSBD Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, the Amended and Restated GSBD Charter and the proposed issuance of GSBD Common Stock in connection with the Merger, and directed that such matters be submitted to the stockholders of GSBD for approval at the GSBD Special Meeting. The GSBD Board, upon recommendation of the GSBD Special Committee, unanimously recommends that GSBD stockholders vote “FOR” each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal.

MMLC Board Recommendation

The MMLC Board, upon recommendation of the MMLC Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and the Amended and Restated GSBD Charter, and directed that such matters be submitted to the stockholders of MMLC for approval at the MMLC Special Meeting. The MMLC Board, upon recommendation of the MMLC Special Committee, unanimously recommends that MMLC stockholders vote “FOR” each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal.

Certain Prospective Financial Information Provided by GSAM

Neither GSBD nor MMLC (or GSAM on their behalf), as a matter of course, makes public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, GSAM prepared certain unaudited forecasted financial information, which was made available to the GSBD Special Committee, the MMLC Special Committee and their respective financial advisors, BofA Securities and Morgan Stanley, as well as the GSBD Board and the MMLC Board as and to the extent further described below, in connection with the evaluation of the proposed Merger.

The inclusion of the unaudited forecasted financial information set forth below should not be regarded as an indication that any of GSBD, MMLC, BofA Securities, Morgan Stanley or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results. Readers of this document are cautioned not to place undue reliance on the unaudited forecasted financial information.

The unaudited forecasted financial information was, in general, prepared solely for internal use and is subjective in many respects. As a result, there can be no assurance that the forecasted results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited forecasted financial information covers multiple years, such information by its nature becomes less predictive with each successive year. The estimates and assumptions underlying the unaudited forecasted financial information involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions which may not materialize and that are inherently subject to significant uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of GSBD or MMLC and will be beyond the control of the combined company.

GSBD stockholders and MMLC stockholders are urged to review the companies’ respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2019, and their subsequent Quarterly Reports on Form 10-Q, for a description of risk factors with respect to their respective businesses. See the sections entitled “Special Note Regarding Forward-Looking Statements” and “Where You Can Find More Information” beginning on pages 118 and 424, respectively. GSBD stockholders and MMLC stockholders are also urged to review the section entitled “Risk Factors” beginning on page 27. The unaudited forecasted financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information but, in the view of management of GSAM, was prepared on a reasonable basis, reflects the best available estimates and judgments as of the date of preparation, and presents, to the best of such management’s knowledge and belief, the expected course of action and the expected future financial performance of GSBD and MMLC, as applicable. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this document are cautioned not to place undue reliance on the unaudited forecasted financial information. The unaudited forecasted financial information included in this document has been prepared by, and is the responsibility of GSAM.

NEITHER GSBD NOR MMLC (OR GSAM ON THEIR BEHALF) HAVE UPDATED OR INTEND TO UPDATE OR OTHERWISE REVISE THE UNAUDITED FORECASTED FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

The unaudited forecasted financial information is not included in this document in order to induce any stockholder to vote in favor of any of the GSBD Proposals or MMLC Proposals or to acquire securities of GSBD or MMLC.

GSAM made available to Morgan Stanley and BofA Securities the following long-term dividend assumptions for GSBD on a standalone basis excluding any impact from the Incentive Fee Waiver for the period ended December 31, 2024:

•	Estimated future dividends of standalone GSBD through 2024, which were to be $0.45 per share for the quarter ended December 31, 2019 and $1.80 per share per year for each of the succeeding four years.

GSAM made available to Morgan Stanley and BofA Securities the following, long-term dividend assumptions for MMLC on a standalone basis:

•

Estimated future dividends of standalone MMLC through December 31, 2024, which were to be $0.43 per share for the quarter ended December 31, 2019 and equal to projected net investment income per share for each of the succeeding four years.

GSAM made available to Morgan Stanley and BofA Securities the following long-term dividend assumptions for the combined company on a pro forma basis giving effect to the Merger assuming the Merger closes on October 1, 2020:

•

Estimated future dividends of the combined company through 2024, which were estimated to be $0.45 per share for the quarter ended December 31, 2020 and $1.80 per share per year for each of the succeeding four years (excluding the three-payments of $0.05 per share described below).

•	The payment of a $0.05 per share dividend following the expiry of each of the 90, 180, and 270 day lockup periods following the Filing Date.

The prospective financial information included in this document has been prepared by, and is the responsibility of, GSBD’s and MMLC’s management, as applicable. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP reports included in this document relate to GSBD’s and MMLC’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.

Opinion of the Financial Advisor to the GSBD Special Committee

The GSBD Special Committee has retained BofA Securities to act as the GSBD Special Committee’s financial advisor in connection with the Merger. BofA Securities is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The GSBD Special Committee selected BofA Securities to act as its financial advisor in connection with the Merger on the basis of BofA Securities’ experience in transactions similar to the Merger, its reputation in the investment community and its familiarity with GSBD and its business.

On June 10, 2020, at a meeting of the GSBD Special Committee held to evaluate the Merger, BofA Securities delivered to the GSBD Special Committee an oral opinion, which was confirmed by delivery of a written opinion dated June 11, 2020, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Merger Consideration to be paid by GSBD was fair, from a financial point of view, to GSBD.

The full text of BofA Securities’ written opinion to the GSBD Special Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex D to this document and is incorporated by reference herein in its entirety. The following summary of BofA Securities’ opinion is qualified in its entirety by reference to the full text of the opinion. BofA Securities delivered its opinion to the GSBD Special Committee for the benefit and use of the GSBD Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Merger Consideration to be paid by GSBD. BofA Securities’ opinion does not address any other aspect of the Merger and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to GSBD or in which GSBD might engage or as to the underlying business decision of GSBD to proceed with or effect the Merger. BofA Securities’ opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed Merger and related transactions or any other matter.

In connection with rendering its opinion, BofA Securities has, among other things:

(1)	reviewed certain publicly available business and financial information relating to MMLC and GSBD;

(2)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of MMLC furnished to or discussed with BofA Securities by GSAM;

(3)

reviewed certain financial forecasts relating to the asset portfolio of MMLC on a run off basis, prepared by GSAM (the “MMLC Run Off Forecasts”), and discussed with the management of GSBD its assessments as to the likelihood of achieving the future financial results reflected in the MMLC Run Off Forecasts;

(4)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of GSBD furnished to or discussed with BofA Securities by GSAM, including certain financial forecasts relating to GSBD prepared by GSAM both on a standalone basis (such forecasts, the “GSBD Stand-Alone Forecasts”) and on a pro forma basis giving effect to the Merger and GSBD’s intended post-transaction business plan (such forecasts, the “GSBD Pro Forma Forecasts”), which pro forma forecasts include, without limitation, (a) estimates and assumptions with respect to the performance of MMLC’s asset portfolio, prepared by GSAM, (b) certain benefits anticipated to result from the Incentive Fee Waiver, estimated by GSAM, and (c) estimates as to the amount and timing of certain cost savings and interest-related benefits (collectively, the “Synergies”) anticipated by GSAM to result from the Merger, and discussed with GSAM the likelihood of achieving the future financial results reflected in the GSBD Stand-Alone Forecasts and the GSBD Pro Forma Forecasts;

(5)

discussed the past and current business, operations, financial condition and prospects of MMLC with members of senior management of MMLC, and discussed the past and current business, operations, financial condition and prospects of GSBD with GSAM;

(6)	discussed with GSAM certain strategic and financial benefits to GSBD anticipated by GSAM to result from the Merger as reflected in the GSBD Pro Forma Forecasts;

(7)

compared certain financial and stock information of MMLC and certain financial and stock information of GSBD (on a standalone basis and on a pro forma basis after giving effect to the Transaction) with similar information of other companies BofA Securities deemed relevant;

(8)	reviewed a draft, dated June 8, 2020, of the Merger Agreement;

(9)	reviewed a draft, dated June 8, 2020, the Incentive Fee Waiver; and

(10)	performed such other analyses and studies and considered such other information and factors as BofA Securities deemed appropriate.

In arriving at its opinion, BofA Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of GSAM that it was not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the MMLC Run Off Forecasts, the GSBD Stand-Alone Forecasts and the GSBD Pro Forma Forecasts (including the Synergies), BofA Securities was advised by GSBD, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of GSBD and GSAM as to the future financial performance of MMLC, the future financial performance of GSBD and the other matters covered thereby and BofA Securities was advised by GSBD, and relied, without independent verification, on the MMLC Run Off Forecasts, the GSBD Stand-Alone Forecasts and the GSBD Pro Forma Forecasts for purposes of its opinion. BofA Securities did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of MMLC or GSBD, nor did it make any physical inspection of the properties or assets of MMLC or GSBD. BofA Securities did not evaluate the solvency or fair value of MMLC or GSBD under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Securities assumed, at the direction of GSBD, that the Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on GSBD or MMLC or the contemplated benefits of the Merger. BofA Securities also assumed, at the direction of GSBD, that the final executed Merger Agreement and Incentive Fee Waiver would not differ in any material respect from the drafts thereof reviewed by BofA Securities.

BofA Securities expressed no opinion or view as to any terms or other aspects or implications of the Merger (other than the Merger Consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger, the amount, form or structure of the Incentive Fee Waiver, expense reimbursement or any other financial accommodation provided by GSAM, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. BofA Securities’ opinion was limited to the fairness from a financial point of view to GSBD of the Merger Consideration to be paid by GSBD and no opinion or view was expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Merger Consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the Merger or related transactions by GSAM or any other party. Furthermore, no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to GSBD or in which GSBD might engage or as to the underlying business decision of GSBD to proceed with or effect the Merger. BofA Securities also did not express any opinion or view with respect to, and BofA Securities relied, at the direction of GSBD, upon the assessments of representatives of GSBD regarding, legal, regulatory, accounting, tax and similar matters relating to GSBD, MMLC and the Merger (including the contemplated benefits thereof) as to which matters BofA Securities understood that GSBD obtained such advice as it deemed necessary from qualified professionals. BofA Securities did not express any opinion or view as to what the value of GSBD Common Stock actually would be when issued or the prices at which MMLC Common Stock would trade at any time, including following announcement or consummation of the Merger. In addition, BofA Securities expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter.

BofA Securities’ opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Securities as of, the date of its opinion. BofA Securities noted that the credit, financial and stock markets have been experiencing unusual volatility and BofA Securities expressed no opinion or view as to any potential effects of such volatility on GSBD, MMLC or the Merger. It should be understood that subsequent developments may affect its opinion, and BofA Securities does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Securities’ opinion was approved by a fairness opinion review committee of BofA Securities. Except as described in this summary, GSBD imposed no other limitations on the investigations made or procedures followed by BofA Securities in rendering its opinion.

The discussion set forth below in the section entitled “Summary of Material Financial Analyses” represents a brief summary of the material financial analyses presented by BofA Securities to the GSBD Special Committee in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Securities. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Securities.

Summary of Material Financial Analyses.

Selected Publicly Traded Companies Analysis. BofA Securities reviewed publicly available financial and stock market information for GSBD and the following 15 publicly traded, externally managed BDCs with at least $500.0 million in market capitalization and at least $1.0 billion in assets:

•	Ares Capital Corporation

•	Owl Rock Capital Corporation

•	FS KKR Capital Corp.

•	Prospect Capital Corporation

•	Golub Capital BDC, Inc.

•	New Mountain Finance Corporation

•	Apollo Investment Corporation

•	Bain Capital Specialty Finance, Inc.

•	TCG BDC, Inc.

•	TCP Capital

•	TPG Specialty Lending, Inc.

•	Solar Capital Ltd.

•	Oaktree Specialty Lending Corporation

•	Barings BDC, Inc.

•	Gladstone Investment Corp.

BofA Securities reviewed, among other things, per share stock prices, based on closing stock prices on June 9, 2020, of the selected publicly traded companies as a multiple of per share NAV, commonly referred to as NAV, calculated as the difference between the total assets and total liabilities, divided by the total number of shares outstanding. The overall low to high price to NAV multiples observed for the selected publicly traded companies were 0.64x to 1.25x (with a mean of 0.91x and a median of 0.90x). After reviewing the selected publicly traded companies, BofA Securities observed that GSBD consistently traded at multiples representing a premium to those for the other companies and thus concluded that GSBD’s closing stock price as of June 9, 2020, with a 15% discount and 15% premium applied, would serve as the best benchmark for this analysis, with respect to GSBD both on a standalone basis and on a pro forma basis giving effect to the Merger.

BofA Securities also reviewed the dividend yield, based on closing stock prices on June 9, 2020, of the selected publicly traded companies, calculated as the quotient obtained by dividing the annualized dividend paid per share in the last quarter for which such information is available by the per share stock price. The overall low to high dividend yields observed for selected publicly traded companies were 7.4% to 17.2% (with a mean of 11.3% and a median of 10.3%). BofA Securities also reviewed per share stock prices, based on closing stock prices on June 9, 2020, of the selected publicly traded companies as a multiple of calendar year 2020 and calendar year 2021 estimated net interest income (“NII”) per share. The overall low to high price to NII multiples observed for the selected publicly traded companies were 5.8x to 13.2x (with an mean of 9.5x and a median of 9.4x) for calendar year 2020 and 6.6x to 15.5x (with an mean of 9.7x and a median of 9.7x) for calendar year 2021.

BofA Securities then applied: NAV multiples of 1.03x to 1.39x (representing a 15% discount and a 15% premium, respectively, to GSBD’s price/NAV multiple as of June 9, 2020) to the standalone and pro forma estimated NAVs of GSBD as of December 31, 2020; dividend yields of 8.6% to 11.6% (representing a 15%

discount and a 15% premium, respectively, to GSBD’s dividend yield as of June 9, 2020) to the annualized standalone and pro forma dividend estimated to be paid by GSBD in the first quarter of calendar year 2021; and NII multiples of 8.6x to 11.6x (representing a 15% discount and a 15% premium, respectively, to GSBD’s price/2021 estimated NII multiple as of June 9, 2020) to the estimated standalone and pro forma 2021 NII of GSBD. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated standalone and pro forma financial data of GSBD based on external manager forecasts, respectively. The GSBD pro forma financial data assumed that the Merger occurred on October 1, 2020. This analysis indicated the following approximate implied per share reference ranges for the GSBD Common Stock on a standalone and pro forma basis as compared with the price of the GSBD Common Stock as of June 9, 2020:

Implied Per Share Reference Ranges for Standalone GSBD
Price / NAV	Dividend Yield	Price / 2021 NII	GSBD Stock Price
$14.46 - $19.56	$15.48 - $20.94	$11.37 - $15.38	$17.80

Implied Per Share Reference Ranges for Pro Forma GSBD
Price / NAV	Dividend Yield	Price / 2021 NII	GSBD Stock Price
$14.49 - $19.61	$16.77 - $22.69	$13.00 - $17.59	$17.80

No company used in this analysis is identical or directly comparable to GSBD. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which GSBD was compared.

Dividend Discount Analysis. BofA Securities performed a dividend discount analysis of GSBD to calculate the estimated present value of the dividends that GSBD was forecasted to generate from fourth fiscal quarter of 2020 through 2024 on a standalone and pro forma basis giving effect to the Merger, based on the GSBD standalone and pro forma forecasts. BofA Securities then calculated terminal values for GSBD by applying (1) dividend yields of 8.6% to 11.6%, and (2) price to NAV multiples of 1.03x to 1.39x, to GSBD’s projected total 2024 dividends and NAV as of December 31, 2024. The dividends and terminal values were discounted to net present value as of September 30, 2020 using discount rates ranging from 8.2% to 10.6%, which were based on an estimate of GSBD’s cost of equity. The GSBD pro forma financial data assumed that the Merger occurred on October 1, 2020. This analysis indicated the following approximate implied per share reference ranges for GSBD Common Stock on a standalone and pro forma basis, based on (1) terminal values derived from dividend yields and (2) terminal values derived from price to NAV multiples, as compared with the price of the GSBD Common Stock as of June 9, 2020:

Dividend Yield-Based Reference Range for Standalone GSBD	Price/ NAV-Based Reference Range for Standalone GSBD	GSBD Stock Price
$11.11 - $14.63	$11.71 - $15.51	$17.80

Dividend Yield-Based Reference Range for Pro Forma GSBD	Price/ NAV-Based Reference Range for Pro Forma GSBD	GSBD Stock Price
$14.34 - $19.00	$13.36 - $17.56	$17.80

Other Factors.

BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•	historical trading prices of GSBD Common Stock during the 52-week period ended June 9, 2020, which ranged from $8.00 to $22.50;

•	publicly available research analysts’ price targets of GSBD Common Stock, which generally indicated low to high price targets of approximately $15.00 to $16.25;

•

the potential pro forma financial effect of the Merger, assuming the Merger is consummated on October 1, 2020, on the interest represented by a share of GSBD Common Stock and MMLC Common Stock in respect of (i) estimated NAV, (ii) GAAP NII, and (iii) adjusted NII, in each case during the period from June 8, 2020 through 2024, which indicated, based on the Merger Consideration, that the Merger could be accretive to GSBD’s estimated NAV, estimated GAAP NII and estimated adjusted NII from 2020 through 2024.

Miscellaneous.

As noted above, the discussion set forth above in the section entitled “Summary of Material Financial Analyses” is a summary of the material financial analyses presented by BofA Securities to the GSBD Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken or factors considered by BofA Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Securities believes that its analyses summarized above must be considered as a whole. BofA Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Securities’ analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of GSBD and MMLC. The estimates of the future performance of GSBD and MMLC in or underlying BofA Securities’ analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Securities’ analyses. These analyses were prepared solely as part of BofA Securities’ analysis of the fairness from a financial point of view to GSBD of the Merger Consideration to be paid by GSBD and were provided to the GSBD Special Committee in connection with the delivery of BofA Securities’ opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Securities’ view of the actual values of GSBD or MMLC.

The type and amount of consideration payable in the Merger was determined through negotiations between GSBD and MMLC, rather than by any financial advisor, and was approved by the GSBD Special Committee.

The decision to enter into the Merger Agreement and Incentive Fee Waiver was solely that of the GSBD Special Committee. As described above, BofA Securities’ opinion and analyses were only one of many factors considered by the GSBD Special Committee in its evaluation of the proposed Transactions and should not be viewed as determinative of the views of the GSBD Special Committee or management with respect to the Merger or the Merger Consideration.

GSBD has agreed to pay BofA Securities for its services in connection with the Merger an aggregate fee of $4.0 million, $1.5 million of which was paid or payable upon delivery of its opinion dated June 11, 2020 and the remainder of which is contingent upon consummation of the Merger. In addition, GSBD may pay BofA Securities an additional fee of up to $1.0 million as determined in the sole discretion of the GSBD Special

Committee based on its good faith evaluation of the services provided by BofA Securities under its engagement, payable immediately prior to or upon closing of the Merger. GSBD also has agreed to reimburse BofA Securities for its expenses incurred in connection with BofA Securities’ engagement and to indemnify BofA Securities, any controlling person of BofA Securities and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

BofA Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Securities and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of GSBD, MMLC and certain of their affiliates (including Group Inc. and certain of Group Inc.’s affiliates).

BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to the Group Inc. and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a co-lead arranger for, and as a lender under, the Existing GSBD Credit Facility; (ii) having acted or acting as a co-lead arranger and joint bookrunner for GSBD’s offering of 5-year senior notes; (iii) having acted or acting as a co-lead arranger and joint bookrunner for, and as a lender (including a letter of credit lender) under, the Existing MMLC Credit Facility; (iv) having acted or acting as administrative agent, arranger, bookrunner and/or lender for other members of the Group Inc.; (v) having acted or acting as underwriter, initial purchaser and placement agent for various equity and debt offerings undertaken by the Group Inc.; (vi) having provided or providing certain commodity, derivatives and foreign exchange trading services to the Group Inc.; and (vii) having provided or providing certain treasury and trade services and products to the Group Inc. From May 1, 2018 through April 30, 2020, BofA Securities and its affiliates derived aggregate revenues from GSBD and its affiliates (including Group, Inc. and its subsidiaries) of approximately $200 million for investment and corporate banking services, of which less than $10 million was attributable to GSBD and MMLC.

Opinion of the Financial Advisor to the MMLC Special Committee

The MMLC Special Committee retained Morgan Stanley to provide it with financial advisory services in connection with the Merger and to provide a financial opinion to the MMLC Special Committee. The MMLC Special Committee selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of the business and affairs of MMLC. On June 9, 2020, at a meeting of the MMLC Special Committee, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion, dated June 9, 2020, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, based upon the estimates (the “September Estimates”) of NAV of the GSBD Common Stock and the MMLC Common Stock of approximately $14.18 and $16.28 as of September 30, 2020 provided by GSAM (which would result in an Exchange Ratio of 1.1483 shares of GSBD Common Stock per share of MMLC Common Stock), the Exchange Ratio was fair from a financial point of view to the Unaffiliated MMLC Stockholders. The September Estimates were prepared on a pro forma basis after giving effect to the MMLC Distribution as contemplated by the Merger Agreement.

The full text of Morgan Stanley’s written opinion, dated June 9, 2020, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken in connection with the opinion, is attached as Annex C to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. MMLC stockholders should read Morgan Stanley’s opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Morgan Stanley’s opinion was directed to the MMLC Special Committee, in its capacity as such, and addressed only the fairness from a financial point of view to the Unaffiliated MMLC Stockholders of the Exchange Ratio, based on the September Estimates, as of the date of such opinion. Morgan Stanley’s opinion did not address any other aspects or implications of the Merger. Morgan Stanley’s opinion did not in any manner address the prices at which the GSBD Common Stock would trade following the consummation of the Merger or at any time. Morgan Stanley expressed no opinion or recommendation to any holder of shares of MMLC Common Stock or GSBD Common Stock as to how such holder should vote at the MMLC Special Meeting or the GSBD Special Meeting, respectively, or in connection with any other matter. Nor did Morgan Stanley express any opinion as to the NAV per share of MMLC Common Stock or GSBD Common Stock or what the NAV per share of GSBD Common Stock or MMLC Common Stock will be at any time.

For purposes of rendering its opinion, Morgan Stanley:

•	reviewed certain publicly available financial statements and other business and financial information relating to MMLC and GSBD;

•

reviewed certain internal financial statements and other financial and operating data concerning MMLC and GSBD provided by GSAM on behalf of MMLC and GSBD, respectively, and approved for Morgan Stanley’s use by the MMLC Special Committee;

•	reviewed certain financial projections prepared by GSAM on behalf of MMLC and GSBD respectively, and approved for Morgan Stanley’s use by the MMLC Special Committee;

•

reviewed information relating to certain strategic, financial and operational benefits anticipated from the Merger prepared by GSAM on behalf of MMLC and GSBD and approved for Morgan Stanley’s use by the MMLC Special Committee;

•

discussed the past and current operations and financial condition and the prospects of MMLC, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with representatives of GSAM on behalf of MMLC and GSBD;

•

compared the financial performance of MMLC and GSBD and the prices and trading activity of the GSBD Common Stock with that of certain publicly-traded companies comparable with MMLC and GSBD, respectively, and GSBD’s securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in certain discussions and negotiations among representatives of GSAM on behalf of MMLC and GSBD and their financial and legal advisors;

•	reviewed a draft, dated June 8, 2020, of the Merger Agreement; and

•	performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by or on behalf of GSAM, MMLC and GSBD, and formed a substantial basis for its opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of GSAM, MMLC and GSBD of the future financial performance of MMLC and GSBD. In particular, Morgan Stanley noted that it was not an expert in the evaluation of loans and had not reviewed or analyzed any individual loans or the potential performance thereof. In addition, Morgan Stanley assumed that the Merger would be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Merger would be treated as a tax-free reorganization pursuant to the Code, and that the definitive Merger Agreement would not differ from the draft thereof furnished to Morgan Stanley in any respect material to its analysis. Morgan Stanley assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Merger, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Merger. Morgan Stanley noted that it was not a legal, tax or regulatory advisor. Morgan Stanley noted that it was a financial advisor only and relied upon, without independent verification, the assessment of MMLC and its legal, tax or regulatory advisors with respect to legal, tax and regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of any party to the Merger, or any class of such persons, including GSAM, whether relative to the Exchange Ratio or otherwise. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of MMLC, GSBD or any of their subsidiaries, nor was Morgan Stanley furnished with any such valuations or appraisals other than certain third-party loan valuation reports as provided by GSAM on behalf of MMLC and GSBD, which Morgan Stanley relied upon without independent verification. Morgan Stanley expressed no view on, and Morgan Stanley’s opinion did not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith. In particular, for purposes of Morgan Stanley’s analysis, Morgan Stanley did not evaluate any potential illiquidity discount relating to the GSBD Common Stock to be received by holders of the MMLC Common Stock which may result from the Amended and Restated GSBD Charter.

Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information, including the September Estimates, made available to Morgan Stanley as of, the date of its opinion. Events occurring after the date of Morgan Stanley’s opinion may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

In arriving at Morgan Stanley’s opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving MMLC, nor did Morgan Stanley negotiate with any of the parties, other than GSBD, which expressed interest to Morgan Stanley in the possible acquisition of MMLC or certain of its constituent businesses.

Summary of Analyses of Morgan Stanley

The following is a brief summary of the material financial analysis performed by Morgan Stanley in connection with the preparation of its opinion to the MMLC Special Committee. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. In connection with arriving at its opinion, Morgan Stanley considered all of its analyses as a whole and did not attribute any particular weight to any analysis described below. Considering any portion of such analyses and factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 8, 2020, and is not necessarily indicative of current market conditions. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and relied upon certain financial projections, including the September Estimates, provided by GSAM on behalf of MMLC and GSBD and approved by the MMLC Special Committee. For further information regarding the financial projections provided by GSAM, see the section entitled “Certain Prospective Financial Information Provided by GSAM” beginning on page 173 of this joint proxy statement/prospectus.

Implied Value of the Merger Consideration

Based on the 1.1483x Exchange Ratio in the Merger implied by the September Estimates and the closing price of GSBD Common Stock on June 8, 2020, Morgan Stanley calculated an implied value for the Merger Consideration to be received by holders of MMLC Common Stock of $20.77 per share. Morgan Stanley compared this implied value to the ranges of implied value per share of MMLC Common Stock in the financial analyses described below. For purposes of its analysis, Morgan Stanley calculated all implied values per share utilizing the number of outstanding shares of MMLC Common Stock, and the number of outstanding shares of GSBD Common Stock estimated to be outstanding on the assumed Closing Date based on projections provided by GSAM management.

Comparable Companies Analysis

Morgan Stanley performed a comparable companies analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Using publicly available information, Morgan Stanley compared the market performance of MMLC to the following seven publicly-traded externally managed BDCs with more than $1 billion in total assets, market capitalizations greater than $500 million and with more than 80% of investments in senior secured loans (excluding BDCs with portfolio restructurings in progress), referred to as the comparable companies:

•	Ares Capital Corporation

•	Bain Capital Specialty Finance, Inc.

•	BlackRock TCP Capital Corp.

•	GSBD

•	Golub Capital BDC, Inc.

•	Solar Capital Ltd.

•	TPG Specialty Lending, Inc.

For each of the comparable companies, Morgan Stanley calculated the ratio of such company’s stock price as of June 8, 2020 to both NAV per share as of the end of the most recent completed quarterly period for which information was publicly available (which, in the case of MMLC was March 31, 2020) and estimated 2021 estimated net investment income (“2021E NII”) based on median Wall Street equity research consensus estimates.

The following table presents the results of this analysis:

Comparable Companies	Total Assets ($ in millions)	Price/ NAV	Price/ 2021E NII
Ares Capital Corporation	$15,806	1.04x	9.7x
Bain Capital Specialty Finance, Inc.	$2,604	0.73x	9.1x
BlackRock TCP Capital Corp.	$1,663	0.92x	8.5x
GSBD	$1,533	1.23x	10.4x
Golub Capital BDC, Inc.	$4,347	0.87x	12.0x
Solar Capital Ltd.	$1,776	0.92x	10.8x
TPG Specialty Lending, Inc.	$2,082	1.25x	10.1x
Median		0.92x	10.1x

Based on the results of this analysis and its professional judgment, Morgan Stanley applied the low and high price-to-NAV multiples of the comparable companies and the price-to-NAV multiple of GSBD to the $17.08 NAV per share of MMLC as of March 31, 2020, and the low and high price-to-2021E NII multiples of the comparable companies and the price-to-2021E NII multiple of GSBD to the $1.65 estimated 2021 NII per share of MMLC, using financial forecasts and projections for MMLC provided by GSAM to derive implied equity value ranges for the MMLC Common Stock. The following table presents the results of this analysis:

	Low-High Multiples	GSBD Multiple
Price/NAV	$12.39 to $21.40	$20.99
Price/2021E NII	$14.06 to $19.73	$17.20

Morgan Stanley compared these implied equity value ranges to the implied value for the Merger Consideration to be received by holders of MMLC Common Stock of $20.77 based on the Exchange Ratio implied by the September Estimates and the closing price of GSBD Common Stock on June 8, 2020.

No company used as a comparison in the above comparable companies analysis is identical to MMLC. In evaluating the comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of MMLC and GSBD. These include, among other things, the impact of competition on the business of MMLC and GSBD and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of MMLC, GSBD and the industry, in in the financial markets in general. Mathematical analysis (such as determining a median) is not, in itself, a meaningful method of using comparable company data. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Precedent Transactions Analysis

Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms of one or several precedent transactions. Morgan reviewed publicly available information related to the three acquisitions of BDCs announced since January 1, 2018 (excluding if an internalization occurred and/or if three parties were involved), referred to as the precedent BDC transactions.

For each precedent BDC transaction, Morgan Stanley reviewed the ratio of price to NAV per share of the acquired company. The following table lists the precedent BDC transactions and the results of this analysis:

Announcement Date	Acquirer	Acquired Company	Price/NAV
8/13/2019	Crescent Capital BDC, Inc.	Alcentra Capital Corp.	1.00x
11/27/2018	Golub Capital BDC, Inc.	Golub Capital Investment Corp.	1.07x
7/23/2018	FS Investment Corporation	Corporate Capital Trust, Inc.	0.86x
Median			1.00x

Based on the results of this analysis and its professional judgment, Morgan Stanley applied the low and high price-to-NAV multiples of the selected BDC transactions to the $17.08 NAV per share of MMLC as of March 31, 2020 to derive a range of implied equity value for the MMLC Common Stock of $14.73 to $18.28 per share. Morgan Stanley compared this implied equity value ranges to the implied value for the Merger Consideration to be received by holders of MMLC Common Stock of $20.77 based on the Exchange Ratio implied by the September Estimates and the closing price of GSBD Common Stock on June 8, 2020.

No company or transaction used as a comparison in the above precedent transactions analysis is identical to MMLC or the Merger. In evaluating the precedent BDC transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of MMLC and GSBD. These include, among other things, the impact of competition on the business of MMLC and GSBD and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of MMLC, GSBD and the industry, in in the financial markets in general. Mathematical analysis (such as determining a median) is not, in itself, a meaningful method of using precedent transactions data. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Other Information

Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the MMLC Special Committee, including the following:

Accretion/Dilution Analysis

Based on the Exchange Ratio and information provided by the management of GSAM on behalf of GSBD and MMLC, Morgan Stanley performed a has/gets accretion/dilution analysis of the financial impact of the Merger on MMLC’s and GSBD’s (i) estimated NII per share for 2021 and 2022 (assuming application of GSBD’s fee structure to MMLC and calculated on a run-rate basis, taking into account anticipated synergies) and (ii) estimated 2021 dividends per share, in each case assuming application of the Incentive Fee Waiver through 2021.

Morgan Stanley noted that the Merger would be accretive to holders of MMLC Common Stock on the basis of all of these metrics and would be neutral with respect to estimated NAV per share. With respect to holders of GSBD Common Stock, Morgan Stanley noted that the Merger would be accretive on the basis of all of these metrics and would be neutral with respect to estimated NAV per share.

Historical GSBD Trading Levels

Morgan Stanley reviewed the historical daily average trading prices for shares of GSBD Common Stock since December 1, 2019 and compared the daily average trading prices of GSBD Common Stock over such period to GSBD’s NAV per share since that date (by dividing the average per share price by NAV per share on a given date). Morgan Stanley noted that as of June 8, 2020:

•

the average daily closing trading price of GSBD Common Stock from December 1, 2019 to March 13, 2020, the date of declaration of a national emergency in the United States relating to COVID-19, was $20.01 compared with the closing price of $18.09 per share of GSBD Common Stock on June 8, 2020; and

•

The average ratio of the daily closing trading price of the GSBD Common Stock divided by NAV per share from December 1, 2019 to March 13, 2020, was 1.24x compared with the ratio of 1.23x based on the closing price of the GSBD Common Stock on June 8, 2020.

Equity Research Analysts’ Price Target Analysis

Morgan Stanley reviewed estimated 2020 and 2021 per share targets and future public market trading price targets for the GSBD Common Stock prepared and published by four equity research analysts in May 2020. These targets reflected each analyst’s estimate of 2020 and 2021 NII and the future public market trading price of the GSBD Common Stock. The estimates of 2020 NII per share ranged from $1.80 per share to $1.86 per share and the estimates of 2021 NII per share ranged from $1.73 to $1.85 per share. Morgan Stanley noted that the Incentive Fee Waiver of $0.48 NII per quarter, represented a value of $1.92 of NII per share annually. Morgan Stanley also noted that the median undiscounted analyst price target for the GSBD Common Stock was $15.50 per share, compared with the closing price per share of GSBD Common Stock of $18.09 per share on June 8, 2020.

General

In connection with the review of the Merger by the MMLC Special Committee, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of MMLC or GSBD. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of MMLC or GSBD. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the Exchange Ratio pursuant to the Merger Agreement to the Unaffiliated MMLC Stockholders and in connection with the delivery of its opinion, dated June 9, 2020, to the MMLC Special Committee. These analyses do not purport to be appraisals or to reflect the prices at which the MMLC Common Stock or GSBD Common Stock might actually trade. The Exchange Ratio pursuant to the Merger Agreement was determined by MMLC and GSBD through arm’s-length negotiations between the MMLC Special Committee and GSBD and was approved by the MMLC Special Committee and the MMLC Board. Morgan Stanley provided advice to the MMLC Special Committee during these negotiations. Morgan Stanley did not, however, recommend any specific exchange ratio or consideration to MMLC or the MMLC Special Committee, nor did Morgan Stanley opine that any specific exchange ratio or consideration constituted the only appropriate consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might have been available to MMLC, nor did Morgan Stanley’s opinion address the underlying business decision of MMLC to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement.

Morgan Stanley’s opinion and its presentation to the MMLC Special Committee was one of many factors taken into consideration by the MMLC Special Committee in approving the Merger Agreement and the transactions contemplated thereby, including the Merger. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the MMLC Special Committee with respect to the Exchange Ratio pursuant to the Merger Agreement or whether the MMLC Special Committee would have been willing to agree to a different exchange ratio. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.

The MMLC Special Committee retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of their customers, in debt or equity securities or loans of MMLC, GSBD or any other company, or any currency or commodity, that may be involved in the transactions contemplated by the Merger, or any related derivative instrument.

Under the terms of its engagement letter, Morgan Stanley provided the MMLC with financial advisory services and a financial opinion described in this section and attached as Annex D to this joint proxy statement and prospectus in connection with the Merger, and MMLC has agreed to pay Morgan Stanley a fee of $4.0 million for its services, of which $1.5 million became payable on December 6, 2020 and the remainder of which is contingent upon completion of the Merger. In addition, an additional discretionary fee of up to $1.0 million will be payable at the MMLC Special Committee’s sole discretion based on the overall services provided by Morgan Stanley in connection with its engagement. MMLC has also agreed to reimburse Morgan Stanley for its reasonable expenses, including reasonable fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, MMLC has agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, relating to or arising out of Morgan Stanley’s engagement.

In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley has provided financing services unrelated to the Merger for MMLC, GSBD, Group Inc. and certain of its majority controlled-affiliates and portfolio companies and has received fees in connection with such services (i) of less than $3 million from MMLC, (ii) less than $3 million from GSBD, and (iii) in the range of $1 million to $5 million from Group Inc. and certain of its majority controlled-affiliates and portfolio companies other than GSBD and MMLC. In addition, Morgan Stanley or an affiliate of Morgan Stanley is a lender to both MMLC and GSBD. Morgan Stanley may also seek to provide financial advisory and financing services to MMLC, GSBD and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

The prospective financial information included in this document has been prepared by, and is the responsibility of, GSBD’s and MMLC’s management, as applicable. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP reports included in this document relate to GSBD’s and MMLC’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.

Regulatory Approvals Required for the Merger

The obligations of GSBD and MMLC to complete the Merger are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Merger, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). GSBD and MMLC have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Merger.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

Third Party Consents Required for the Merger

Under the Merger Agreement, each of GSBD’s and MMLC’s obligation to complete the Merger is subject to the prior receipt of certain approvals, confirmations and consents required to be obtained from certain agents, lenders, derivative counterparties, noteholders and other parties. As of the date of this joint proxy statement/prospectus, GSBD and MMLC believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third party consents (including consent under the HSR Act) other than stockholder approval.

GSBD and MMLC have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations (including any required applications, notices or other filings under the HSR Act) of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger. GSBD and MMLC have further agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary for GSBD maintain (or expand) the GSBD Credit Facility to permit GSBD to pay off in full the Existing MMLC Credit Facility, and the Existing MMLC Credit Facility to be repaid in full at the Closing.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. GSBD and MMLC encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Merger

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into MMLC. MMLC will be the surviving company in the First Merger and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, MMLC (as the surviving company in the First Merger) will merge with and into GSBD in accordance with the DGCL, with GSBD as the surviving entity in the Second Merger.

Closing; Completion of the Proposed Merger

It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the GSBD Special Meeting and the MMLC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.

The First Merger will occur no later than five (5) business days after the satisfaction or waiver of the conditions to the Closing set forth in the Merger Agreement or at another time as may be agreed to in writing by GSBD and MMLC. The Second Merger will occur immediately after the First Merger is completed. If each of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal is approved at the MMLC Special Meeting and each of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal is approved at the GSBD Special Meeting, and the other conditions to the Closing are satisfied or waived (to the extent permitted by law), GSBD and MMLC expect to complete the Merger in the second quarter of calendar year 2020.

Merger Consideration

If the First Merger is consummated, each MMLC stockholder (other than GSBD and its consolidated subsidiaries) will have the right to receive, for each share of MMLC Common Stock, that number of shares of GSBD Common Stock with a NAV equal to the NAV per share of MMLC Common Stock (such number of shares of GSBD Common Stock, the “Exchange Ratio”), in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger, except that each MMLC stockholder will receive cash in lieu of any fractional share of GSBD Common Stock that would otherwise be issued to such stockholder.

The Exchange Ratio will be appropriately adjusted only if, between the Determination Date and the Effective Time, (i) either MMLC or GSBD declares or pays a dividend, or (ii) the respective outstanding shares of GSBD Common Stock or MMLC Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement.

Each holder of MMLC Common Stock converted pursuant to the Merger that would otherwise have been entitled to receive a fraction of a share of GSBD Common Stock will receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of GSBD Common Stock multiplied by (ii) the volume weighted average trading price of GSBD Common Stock on the New York Stock Exchange for the five consecutive trading days ending on the third trading day preceding the Closing.

Board Composition

The directors of GSBD immediately prior to the First Merger will remain the directors of GSBD and the GSBD Board will expand the size of the GSBD Board to eight (8) directors in order to appoint the MMLC Designated Directors. The MMLC Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GSBD Board.

In addition, the GSBD Board will appoint the chairman of the MMLC Audit Committee as of the Closing Date to serve as the chairman of the GSBD Audit Committee, effective as of the Closing Date.

The officers of GSBD immediately prior to the Merger will remain the officers of GSBD and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Merger, GSAM will continue to be the investment adviser of GSBD and the GSBD Investment Management Agreement will remain in effect.

Dividends and Distributions

No dividends or other distributions with respect to the GSBD Common Stock will be paid to the holder of any unsurrendered shares of MMLC Common Stock with respect to the shares of the GSBD Common Stock represented thereby. Following the Closing, the record holders of such shares will be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of GSBD Common Stock represented by such shares of MMLC Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of GSBD Common Stock represented by such shares of MMLC Common Stock with a record date after the Effective Time (but before the issuance of GSBD Common Stock issuable with respect to such shares of MMLC Common Stock) and with a payment date subsequent to the issuance of the GSBD Common Stock issuable with respect to such shares of MMLC Common Stock.

Prior to the closing, the MMLC Board will declare the MMLC Distribution. To the extent MMLC’s previously undistributed “investment company taxable income” is in excess of the MMLC Distribution, an additional tax distribution may be required in order for MMLC to satisfy the distribution requirements imposed on MMLC as a regulated investment company under the Code. A portion of the MMLC Distribution may represent a return of capital.

Conversion of Shares; Exchange of Shares

At the Effective Time, each share of MMLC Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of MMLC Common Stock held by GSBD and its consolidated subsidiaries) will be converted into the right to receive the Merger Consideration. Each such share of MMLC Common Stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any MMLC Common Stock other than the right to Merger Consideration upon the surrender of such shares of MMLC Common Stock in accordance with the terms of the Merger Agreement.

From and after the Effective Time, no registration of transfers on the stock transfer books of MMLC, other than to settle transfers that occurred prior to the Effective Time, will occur. If shares of MMLC Common Stock are presented for transfer to GSBD’s exchange agent, such shares will be cancelled against delivery of the applicable Merger Consideration.

Withholding

GSBD or GSBD’s exchange agent, as applicable, will be entitled to deduct and withhold from amounts payable to any MMLC stockholder such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the MMLC stockholder from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties of GSBD, MMLC and GSAM relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a material adverse effect (as defined below). The representations and warranties in the Merger Agreement will not survive after the Effective Time.

The Merger Agreement contains representations and warranties by each of GSBD and MMLC, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization, including incorporation, qualification and subsidiaries;

•	capitalization;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts and other obligations;

•	required government filings and consents;

•	SEC reports and financial statements;

•	internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since December 31, 2018;

•	compliance with applicable laws and permits;

•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and other governmental filings in connection with the Merger;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to any employee benefit plans;

•	material contracts;

•	insurance coverage;

•	intellectual property matters;

•	environmental matters;

•	real property;

•	investment assets;

•	state takeover laws;

•	valuation methods;

•	receipt of the opinions of the respective financial advisors; and

•	in the case of MMLC, the absence of appraisal rights for its stockholders.

The Merger Agreement contains representations and warranties by GSAM, subject to specified exceptions and qualifications, relating to:

•	organization, including incorporation and qualification;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;

•	compliance with applicable laws and permits;

•	absence of certain litigation, orders or investigations;

•	the value of investment assets owned by MMLC and GSBD;

•	the accuracy of information supplied or to be supplied by GSAM for inclusion in this joint proxy statement/prospectus;

•	the financial resources of GSAM; and

•	the representations and warranties made by MMLC and GSBD in the Merger Agreement.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this joint proxy statement/prospectus only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead, should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.

For purposes of the Merger Agreement, “Material Adverse Effect” with respect to GSBD or MMLC,as applicable, means, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole or (ii) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Merger and the transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences, among others, will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (i) in the immediately preceding sentence:

•	changes in general economic, social or political conditions or the financial markets in general;

•	general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

•	the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

•

any failure to meet internal or published projections or forecasts for any period, or any decline in the price of shares of GSBD Common Stock on the NYSE or trading volume of GSBD Common Stock, provided that the underlying cause of such failure or decline will be considered in determining whether there is a material adverse effect.

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such changes or developments have a materially disproportionate adverse impact on such party and its subsidiaries taken as whole relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the Merger

Each of GSBD and MMLC has agreed to covenants that place restrictions on it and certain of its consolidated subsidiaries until the completion of the Merger. In general, each of GSBD and MMLC has agreed that before the completion of the Merger, except as may be required by law, as expressly contemplated by the Merger Agreement, or with the prior written consent of the other parties to the Merger Agreement, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and each of GSBD’s and MMLC’s investment objectives and policies as publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, before the completion of the Merger, each of GSBD and MMLC has agreed that, except as may be required by law, as expressly permitted by the Merger Agreement or as set forth in the its disclosure schedules, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of GSBD or MMLC, as applicable:

•

other than pursuant to its dividend reinvestment plan as in effect as of the date of the Merger Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•

other than the MMLC Distribution, (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular cash distributions payable on a quarterly basis consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, (C) dividends payable by any of its direct or indirect wholly owned subsidiaries to GSBD or MMLC, as applicable, or another direct or indirect wholly owned subsidiary or (D) a final tax dividend for the period ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law in order for it to maintain its qualification as a RIC; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

•

sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness by it or any of its subsidiaries, which includes indebtedness incurred after execution of the Merger Agreement consistent with past practices of GSBD or MMLC, as applicable, pursuant to the terms of such indebtedness;

•

acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;

•	amend any of its governing documents or similar governing documents of any of its subsidiaries;

•

implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•	hire any employees or establish, become a party to or commit to adopt any employee benefit plan;

•

take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Merger or (ii) prevent the Merger from qualifying as a “reorganization” under Section 368(a) of the Code;

•

incur any indebtedness or guarantee any indebtedness of another person or entity, except for (i) draw-downs with respect to previously disclosed existing financing arrangements and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) other permitted indebtedness;

•	make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

•

file or amend any material tax return other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

•

enter into any new line of business other than in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed (with the exception of any portfolio companies in which it or any of its subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•	enter into any material contract, other than in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;

•

terminate, cancel, renew or agree to any material amendment of, change in or waiver under any GSBD or MMLC material contract, other than in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;

•

settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its consolidated subsidiaries or, after the Effective Time, GSBD, MMLC, the surviving company or any of their consolidated subsidiaries, and (iii) would not admit liability, guilt or fault;

•

other than in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of its or its consolidated subsidiaries’ indebtedness in effect as of the date of the Merger Agreement or other indebtedness permitted under the terms of the Merger Agreement or (ii) cancel any material indebtedness;

•

except as contemplated by the Merger Agreement, merge or consolidate it or any of its consolidated subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its consolidated subsidiaries; or

•	agree to take, make any commitment to take, or adopt any GSBD or MMLC board resolutions authorizing any of the foregoing actions.

Additional Agreements

Reasonable Best Efforts; Regulatory Matters

The Merger Agreement contains covenants relating to the preparation of this joint proxy statement/prospectus, the holding of the GSBD Special Meeting and the MMLC Special Meeting, access to information of the other party, the process of obtaining certain regulatory and third party consents, publicity, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take all actions, and to do all things necessary, including to promptly prepare and file all necessary document, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties must promptly as practicable file any required applications, notices or other filings under the HSR Act. They have the right to review in advance, and, to the extent practicable, consult each other on all the information relating to them or their subsidiaries in any filing or written materials to a third party or government entity in connection with the transactions. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and governmental entities necessary or advisable to consummate the transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the transactions. Each party will obtain all requisite permits for the transactions under the HSR Act, using its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other governmental entity and (iii) subject to applicable law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other governmental entity, and to the extent permitted by the FTC, the DOJ, or other applicable governmental entity, give the other party the opportunity to attend and participate in such meetings and conferences. As of the date of this joint proxy statement/prospectus, GSBD and MMLC believe that they have made all filings and received all consents necessary under the HSR Act to consummate the Merger.

The parties are required to cooperate with each other and use reasonable best efforts to take all actions and to do all things necessary for (i) GSBD to maintain (or expand) the GSBD Credit Facility on substantially the same terms, such that the amended or new GSBD credit facility will provide for sufficient additional debt capacity to permit GSBD to incur additional indebtedness thereunder to pay off in full the Existing MMLC Credit Facility at the Closing (the “GSBD Credit Facility Increase”), and (ii) the Existing MMLC Credit Facility to be repaid in full at the Closing utilizing indebtedness incurred under the GSBD Credit Facility Increase.

Stockholder Approval

Each of GSBD and MMLC has agreed to take all actions necessary to send a notice as promptly as practicable, but in no event later than 10 business days, following the effectiveness of this joint proxy statement/prospectus to convene the GSBD Special Meeting and MMLC Special Meeting, as applicable, as promptly as practicable thereafter, for the purpose of obtaining the approval of its stockholders of the GSBD Proposals or the MMLC Proposals, as applicable. Unless the MMLC Board has withdrawn its recommendation to approve the MMLC Proposals, or unless the GSBD Board has withdrawn its recommendation to approve the GSBD

Proposals, in compliance with the Merger Agreement, each of MMLC and GSBD will be required to use its reasonable best efforts to obtain from its stockholders the GSBD Requisite Vote or the MMLC Requisite Vote, as applicable, including postponing or adjourning the stockholder meeting to obtain a quorum or solicit additional proxies, at the other party’s request. Subject to MMLC’s and GSBD’s termination rights pursuant to the Merger Agreement, such obligations will not be affected by the existence of any takeover proposals.

NYSE Listing

GSBD is required to use reasonable best efforts to cause the shares of GSBD Common Stock to be issued as Merger Consideration to be approved for listing on NYSE, subject to official notice of issuance, at or prior to the Effective Time.

Indemnification; Directors’ and Officers’ Insurance

GSBD has agreed to defend and hold harmless and advance expenses to the present and former directors and officers of MMLC or any of its subsidiaries (each, an “Indemnified Party” and collectively, the “D&O Indemnified Parties”) against all costs or expenses, judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions) to the fullest extent permitted by applicable law. In the case of Indemnified Liabilities, (i) GSBD must advance to the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) GSBD and the applicable D&O Indemnified Party will cooperate in the defense of such matter.

Unless GSBD and MMLC otherwise agree, MMLC will purchase a “tail” insurance policy as of the Effective Time for the extension of the directors’ and officers’ liability coverage of MMLC’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of six years from and after the Effective Time. Coverage and amounts under this policy must be not less than, with terms and conditions not materially less advantageous to the insureds as, MMLC’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (the “Current D&O Insurance”). If MMLC and the surviving company or its successor for any reason fail to obtain such “tail” insurance policy as of the Effective Time, GSBD may cause the surviving company or its successor to continue to maintain in effect the Current D&O Insurance in place as of the date of this Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current D&O Insurance, or comparable insurance, for six years after the Effective Time. In no event may the annual cost of such insurance exceed 300% of the current aggregate annual premium paid by MMLC for such purpose during that six-year period; if the cost of such insurance coverage exceeds such amount, the surviving company or its successor will obtain a policy with the greatest coverage available for a cost not exceeding such amount.

No Solicitation

Each of MMLC and GSBD has agreed to, and to cause its affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below; see “MMLC and GSBD Recommendations—Related Definitions”) from a third party and not to:

•

directly or indirectly solicit or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal;

•

approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other transaction contemplated by the Merger Agreement;

•

initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person (other than GSBD, MMLC and their respective affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal;

•	publicly propose or publicly announce an intention to take any of the foregoing actions; or

•

grant any (x) approval pursuant to any takeover statute to any person (other than GSBD, MMLC and or its respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y) unless required by applicable fiduciary duties, waive or release under any standstill or any similar agreement with respect to equity securities of MMLC or GSBD; provided, however, that each of MMLC and GSBD may inform persons of such provisions and will be permitted to grant a waiver of, or terminate, any standstill or similar obligation of any third party with respect to equity securities of GSBD or MMLC in order to allow such third party to confidentially submit a Takeover Proposal.

If MMLC or GSBD receives a Takeover Proposal or similar request for information, as promptly as reasonably practicable (and in any event within twenty-four (24) hours), it must notify the other party in writing of the terms and conditions, provide the other party with copies of any written materials received by it in connection thereto (including the identity of the potential acquirer), and keep the other party informed on a reasonably current basis of the status (including the status of negotiations) and material terms and conditions of such Takeover Proposal or similar request for information.

MMLC and GSBD Recommendations

MMLC Recommendation

If, prior to the MMLC Special Meeting, (i) MMLC receives a bona fide unsolicited Takeover Proposal from a third party (under circumstances in which MMLC has adhered to the above provisions regarding solicitation), (ii) the MMLC Special Committee determines in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would reasonably likely be a breach of the fiduciary duties applicable to the directors of MMLC under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “MMLC Superior Proposal” (as defined below; see “Related Definitions”); and (iii) MMLC gives GSBD at least two (2) business days prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and MMLC’s intention to furnish information to, or participate in discussions or negotiations with, such third party, then MMLC may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to GSBD within twenty-four (24) hours after determining that a Takeover Proposal constitutes a MMLC Superior Proposal.

In addition, MMLC may take other actions if, prior to the date of the MMLC Special Meeting, the MMLC Special Committee determines (by a majority of its members), after consultation with its outside legal counsel, that failure to do so would reasonably likely be a breach of the fiduciary duties applicable to the directors of MMLC under applicable law as a result of a MMLC Superior Proposal, including withdrawing, qualifying, or modifying the recommendation of the MMLC Board that the stockholders of MMLC approve the MMLC Merger Proposal or taking any other action inconsistent with such recommendation (a “MMLC Adverse Recommendation Change”). MMLC may terminate the Merger Agreement and enter into an agreement with a third party who makes a MMLC Superior Proposal, subject to negotiating in good faith with GSBD to amend the

Merger Agreement so that the MMLC Superior Proposal is no longer deemed a MMLC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the MMLC Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the MMLC Merger Proposal in response to an “Intervening Event” (as defined below), subject to the procedures set forth in the Merger Agreement.

Other than as described in the Merger Agreement, neither MMLC nor the MMLC Board may make any MMLC Adverse Recommendation Change, and no MMLC Adverse Recommendation Change will change the approval of the MMLC Proposals or any other approval of the MMLC Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

GSBD Recommendation

If, prior to the GSBD Special Meeting, (i) GSBD receives a bona fide unsolicited Takeover Proposal from a third party (under circumstances in which GSBD has adhered to the above provisions regarding solicitation), (ii) the GSBD Special Committee determines in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would reasonably likely be a breach of the fiduciary duties applicable to the directors of GSBD under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “GSBD Superior Proposal” (as defined below; see “Related Definitions”); and (iii) GSBD gives MMLC at least two (2) business days prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and GSBD’s intention to furnish information to, or participate in discussions or negotiations with, such third party, then GSBD may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to MMLC within twenty-four (24) hours after determining that a Takeover Proposal constitutes a GSBD Superior Proposal.

In addition, GSBD may take other actions if, prior to the date of the GSBD Special Meeting, the GSBD Special Committee determines (by a majority of its members), after consultation with its outside legal counsel, that failure to do so would be reasonably likely be a breach of the fiduciary duties applicable to the directors of GSBD as a result of a GSBD Superior Proposal, including withdrawing, qualifying, or modifying the recommendation of the GSBD Board that the stockholders of GSBD approve the GSBD Proposals or taking any other action inconsistent with such recommendation, (a “GSBD Adverse Recommendation Change”). GSBD may terminate the Merger Agreement and enter into an agreement with a third party who makes a GSBD Superior Proposal, subject to negotiating in good faith with MMLC to amend the Merger Agreement so that the GSBD Superior Proposal is no longer deemed a GSBD Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the GSBD Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the GSBD Proposals in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described in the Merger Agreement, neither GSBD nor the GSBD Board may make any GSBD Adverse Recommendation Change, and no GSBD Adverse Recommendation Change will change the approval of the GSBD Proposals or any other approval of the GSBD Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

Related Definitions

For purposes of the above provisions in the Merger Agreement:

•	“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group of persons (other than GSBD, MMLC or any of their affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving MMLC or GSBD or any of its respective consolidated subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of MMLC or GSBD, as applicable, and its respective consolidated subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, MMLC or GSBD, as applicable, or in any of its respective consolidated subsidiaries, in each case other than the Merger and the other transactions contemplated by the Merger Agreement.

•

“MMLC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, MMLC or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of MMLC or more than 75% of the assets MMLC on a consolidated basis (a) on terms which the MMLC Board (upon recommendation of the MMLC Special Committee) determines in good faith to be superior for the Unaffiliated MMLC Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by GSBD), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined by the MMLC Board (upon the recommendation of the MMLC Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“GSBD Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GSBD or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GSBD or more than 75% of the assets GSBD on a consolidated basis (a) on terms which the GSBD Board determines in good faith to be superior for the Unaffiliated GSBD Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by MMLC), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined by the GSBD Board (including a majority of the Independent Directors of GSBD) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, MMLC and its consolidated subsidiaries, taken as a whole, or GSBD and its consolidated subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date of the Merger Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event will the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, will be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the GSBD Common Stock (provided, however, that the exception to this clause (b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) changes in general economic, social or political conditions or the financial markets in general; or (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in law after the date hereof across such industries.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of GSBD and MMLC will, and will cause its subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its subsidiaries to, make available to the other party (including via EDGAR) all other information concerning its business and properties as the other party may reasonably request, with the exception of information that the party reasonably believes would violate confidentiality obligations after the party was unable to obtain any required consent to provide such access or disclosure after reasonable best efforts, and provided that GSBD or MMLC may restrict access pursuant to attorney-client privilege.

Publicity

MMLC, GSBD and GSAM each will consult with the others before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, except as may be required by applicable law or the rules and regulations of NYSE and, to the extent practicable, before such press release or disclosure is issued or made. MMLC, GSBD or GSAM, as applicable, will use commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such disclosure, provided that the parties may make any public statement in response to specific questions by analysts, investors or attendees at industry conferences or financial analyst conference calls so long as the statements are consistent with previous public communications.

Takeover Statutes and Provisions

Neither GSBD nor MMLC will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of GSBD and MMLC will take all necessary steps within its control to exempt such transactions from any applicable takeover statute.

Tax Matters

GSBD will obtain an opinion from Dechert LLP, as counsel to GSBD, and MMLC will obtain an opinion from Eversheds Sutherland (US) LLP, as counsel to MMLC, generally to the effect that the Merger will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.

Stockholder Litigation

The parties to the Merger Agreement will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by GSBD stockholders or MMLC stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of GSBD and MMLC will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and will not settle any such proceeding without the other party’s prior written consent.

Section 16 Matters

Prior to the Effective Time, each of the GSBD Board and the MMLC Board will take all such steps as may be required to cause any dispositions of MMLC Common Stock or acquisitions of GSBD Common Stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to GSBD or will become subject to such reporting requirements with respect to MMLC, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties acknowledge and agree that except for the representations contained in the Merger Agreement, none of GSAM, MMLC, GSBD or any of MMLC’s or GSBD’s subsidiaries or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.

Termination of MMLC Agreements

After the Effective Time and immediately prior to the Second Merger, the MMLC Investment Management Agreement, the MMLC Administration Agreement and the trademark license agreement by and between MMLC and GS & Co. will be terminated.

Coordination of Dividends

GSBD and MMLC will coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither GSBD nor MMLC will authorize or declare any dividend or distributions to stockholders after the Determination Date at any time on or before the Closing Date.

Conditions to Closing the Merger

Conditions to Each Party’s Obligations to Effect the Merger

The obligations of GSBD and MMLC to complete the Merger are subject to the satisfaction or, where permissible, waiver at or prior to the Effective Time of the following conditions:

•	the GSBD Requisite Vote and the MMLC Requisite Vote have been obtained;

•	the shares of GSBD Common Stock to be issued in connection with the Merger have been authorized for listing on the NYSE, subject to official notice of issuance;

•

the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement is in effect;

•

all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement and disclosure schedules have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Merger or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement;

•	the determination of the MMLC NAV and the GSBD NAV, in each case as of the Determination Date, have been completed in accordance with the Merger Agreement; and

•

as of the Closing, (i) the GSBD Credit Facility Increase is in effect and (ii) the Existing MMLC Credit Facility is repaid in full utilizing indebtedness incurred under the GSBD Credit Facility Increase.

Conditions to Obligations of GSBD and Merger Sub to Effect the Merger

The obligations of GSBD and Merger Sub to effect the Merger are also subject to the satisfaction or, where permissible, waiver by GSBD, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of MMLC, pertaining to:

(1)

the authorized and outstanding capital stock of MMLC are true and correct in all respects other than for de minimis inaccuracies as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(2)

absence of events reasonably expected to have a Material Adverse Effect with respect to MMLC is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(3)

authority, no violation of organizational documents, broker’s fees, state takeover laws and appraisal rights, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); and

(4)

all other representations of MMLC contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); provided, that this condition will be deemed satisfied even if any such representations and warranties of MMLC are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to MMLC, and GSBD has received a certificate signed on behalf of MMLC by the Chief Executive Officer or the Chief Financial Officer of MMLC to the effect that these conditions have been satisfied;

•

the representations and warranties of GSAM contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); provided, that this condition will be deemed satisfied even if any such representations and warranties of GSAM are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GSBD, and GSBD has received a certificate signed on behalf of GSAM by an authorized officer of GSAM to the effect that these conditions have been satisfied;

•

MMLC has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and GSBD has received a certificate signed on behalf of MMLC by an executive officer of MMLC to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of MMLC;

•	MMLC will have delivered a certificate that it is not and has not been within the past five years a “United States real property holding corporation” within the meaning of Section 897 of the Code; and

•

GSBD has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code; provided, that if counsel for GSBD will not render such an opinion, counsel for MMLC reasonably acceptable to GSBD may render such opinion to GSBD in form and substance reasonably satisfactory to GSBD.

Conditions to Obligation of MMLC to Effect the Merger

The obligation of MMLC to effect the Merger is also subject to the satisfaction or, where permissible, waiver by MMLC, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of GSBD and Merger Sub, pertaining to:

(1)

the authorized and outstanding capital stock of GSBD are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(2)

absence of events reasonably expected to have a Material Adverse Effect with respect to GSBD are true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(3)

authority, no violation of organizational documents, and broker’s fees, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); and

(4)

all other representations of GSBD and Merger Sub contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); provided, that this condition will be deemed satisfied even if any such representations and warranties of GSBD are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GSBD, and MMLC has received a certificate signed on behalf of GSBD by the Chief Executive Officer or the Chief Financial Officer of GSBD and Merger Sub to the effect that these conditions have been satisfied;

•

the representations and warranties of GSAM contained in the Merger Agreement are true and correct, without giving effect to any materiality or Material Adverse Effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); provided, that this condition will be deemed satisfied even if any such representations and warranties of GSAM are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to MMLC, and MMLC has received a certificate signed on behalf of GSAM by an authorized officer of GSAM to the effect that these conditions have been satisfied;

•	each of GSBD and Merger Sub has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and MMLC has received a certificate signed on behalf of GSBD and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of GSBD to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of GSBD; and

•

MMLC has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code; provided, that if counsel for MMLC will not render such an opinion, counsel for GSBD reasonably acceptable to MMLC may render such opinion to MMLC in form and substance reasonably satisfactory to MMLC.

Frustration of Closing Conditions

No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Merger and the transactions contemplated by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the GSBD Requisite Vote has been obtained or the MMLC Requisite Vote has been obtained:

•	by mutual consent of GSBD and MMLC authorized by each of the GSBD Board and the MMLC Board, upon the recommendation of the GSBD Special Committee and the MMLC Special Committee, respectively;

•	by either MMLC or GSBD, if:

¡

any governmental entity that must grant regulatory approval has denied approval and takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;

¡

the Merger has not been consummated on or before February 24, 2021 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

¡	the GSBD Requisite Vote, including approval of the GSBD Merger Proposal, the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal, is not obtained; or

¡	the MMLC Requisite Vote, including approval of the MMLC Merger Proposal and the MMLC Charter Amendment Proposal, is not obtained;

provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement.

•	by MMLC, if:

¡

GSBD or Merger Sub breaches any of their respective representations, warranties or covenants under the Merger Agreement, which breach, either individually or in the aggregate, would result in the failure of certain MMLC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by MMLC to GSBD (provided that MMLC is not then in material breach so as to result in the failure of certain GSBD closing conditions);

¡

prior to obtaining approval of the GSBD Requisite Vote (A) a GSBD Adverse Recommendation Change occurs and/or GSBD adopts, approves or recommends a GSBD Takeover Proposal, (B) the GSBD Board fails to include the board recommendation in favor of the GSBD Proposals in this joint proxy statement/prospectus, (C) a Takeover Proposal is publicly announced and GSBD fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the GSBD Board that GSBD stockholders vote in favor of the GSBD Proposals or (D) a tender or exchange offer relating to any shares of GSBD Common Stock has been commenced by a third party and GSBD did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the GSBD Board recommends rejection of such tender or exchange offer;

¡	GSBD breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

¡

prior to obtaining the MMLC Requisite Vote, (A) MMLC is not in material breach of any of the terms of the Merger Agreement and (B) the MMLC Board, upon recommendation of the MMLC Special Committee, properly authorizes MMLC to enter into, and MMLC enters into, a definitive contract with respect to a MMLC Superior Proposal.

•	by GSBD, if:

¡

MMLC breaches any of its representations, warranties or covenants under the Merger Agreement, which breach, individually or in the aggregate, would result in the failure of certain GSBD closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by GSBD to MMLC (provided that GSBD is not then in material breach so as to result in the failure of certain MMLC closing conditions);

¡

Prior to obtaining of the MMLC Requisite Vote, (A) a MMLC Adverse Recommendation Change occurs and/or MMLC adopts, approves or recommends a MMLC Takeover Proposal, (B) MMLC fails to include the board recommendation in favor of the MMLC Proposals in this joint proxy statement/prospectus, (C) a Takeover Proposal is publicly announced and MMLC fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the MMLC Board that MMLC stockholders vote in favor of the MMLC Merger Proposal, or (D) a tender or exchange offer relating to any shares of MMLC Common Stock has been commenced by a third party and MMLC did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the MMLC Board recommends rejection of such tender or exchange offer;

¡	MMLC breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

¡

prior to obtaining the GSBD Requisite Vote, (A) GSBD is not in material breach of any of the terms of the Merger Agreement and (B) the GSBD Board, properly authorizes GSBD to enter into, and GSBD enters into, a definitive contract with respect to a GSBD Superior Proposal made such GSBD Superior Proposal, prior to such termination, pays to MMLC in immediately.

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect and there will be no liability on the part of GSBD, Merger Sub, MMLC, or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) each of the parties will remain liable to each other party for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Merger Agreement and the transactions contemplated thereby when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination, including, but not limited to, the termination provisions and confidentiality provisions.

Other Actions Taken in Connection with the Merger

In connection with the Merger, GSAM has agreed to waive a portion of its incentive fee for nine quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2021, otherwise payable by GSBD under the GSBD Investment Management Agreement for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. The Incentive Fee Waiver helps to ensure that distributions paid to GSBD’s stockholders will not be a return of capital for tax purposes during the merger period. Further, the GSBD Board has approved special distributions of $0.15 per share in total, and payable in three equal quarterly installments currently expected to begin in the first quarter of 2021, subject to the timing of the Closing, to the stockholders of the combined company.

Amendment of the Merger Agreement

The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after the MMLC Requisite Vote has been obtained or the GSBD Requisite Vote has been obtained; provided, that after the MMLC Requisite Vote has been obtained or the GSBD Requisite Vote has been obtained, as applicable, there may not be, without further approval of the applicable party’s stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Fees and Expenses

Solely in the event that the Merger is consummated, GSAM will reimburse each of GSBD and MMLC, in each case in an amount of up to $4 million, for all fees and expenses incurred and payable by MMLC or on its behalf, on the one hand, or GSBD or on its behalf, on the other hand, in connection with or related to the Merger, the Merger Agreement and the related transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to MMLC or the MMLC Special Committee, on the one hand, or GSBD or the GSBD Special Committee, on the other hand). Notwithstanding the foregoing, (i) costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Merger, and (ii) all filing and other fees in connection with any filing under the HSR Act will, in each case, be borne equally by GSBD and MMLC.

ACCOUNTING TREATMENT OF THE MERGER

Management has performed an analysis and determined that the Merger is an asset acquisition and that GSBD will be the accounting survivor. Therefore, the Merger will be accounted for under the asset acquisition method of accounting by GSBD in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

GSBD has determined the fair value of the shares of GSBD Common Stock to be issued pursuant to the Merger Agreement based on GSBD’s closing Stock price, adjusted to include a discount to reflect the impact of transfer restrictions applicable to the shares of GSBD Common Stock issued to MMLC stockholders pursuant to the terms of the Merger and the impact of estimated transaction costs expected to be incurred by GSBD (the “Accounting Purchase Price”) to be most evident of fair value for measuring the Merger consideration. The Merger consideration paid by GSBD is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill. To the extent that the Accounting Purchase Price does not closely approximate the NAV of GSBD Common Stock at such time, the difference between the Accounting Purchase Price and the fair value of MMLC’s net assets acquired, would result in a purchase premium or discount (henceforth referred to as the “purchase premium (or discount)”). The purchase premium (or discount) will be allocated to the acquired assets and assumed liabilities of MMLC based on their relative fair values as of the Closing Date. Immediately following the Merger, GSBD will record its investments, including former MMLC investments, at their respective fair values and, as a result, the purchase premium (or discount) allocated to the cost basis of the investments acquired from MMLC will be recognized as unrealized depreciation (or appreciation). The purchase premium (or discount) allocated to the acquired MMLC investments in loans would amortize over the life of the loans through interest income with a corresponding reversal of the initial unrealized depreciation (or appreciation) on the acquired MMLC loans through their ultimate disposition. The purchase premium (or discount) allocated to the acquired MMLC investments in equity securities would not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the acquired MMLC equity securities and disposition of such equity securities at fair value, would be recognized as realized loss (or gain) with a corresponding reversal of the unrealized depreciation (or appreciation) upon disposition of such equity securities.

The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of MMLC’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of MMLC as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion is a general summary of the material U.S. federal income tax consequences of the Merger, including an investment in shares of GSBD Common Stock to a MMLC stockholder. This summary does not purport to be a complete description of the income tax consequences of the Merger applicable to an investment in shares of GSBD Common Stock. For example, GSBD has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, and financial institutions. This summary assumes that investors hold GSBD Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this joint proxy statement/prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations, and may include amounts subject to treatment as a return of capital under Section 19(a) of the 1940 Act.

GSBD has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Merger or any related transactions. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if GSBD invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Merger to you, as applicable, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Certain Material U.S. Federal Income Tax Consequences of the Merger

Tax Consequences if the Merger Qualifies as a Reorganization

The obligation of GSBD to consummate the Merger is contingent upon its receipt of an opinion from Dechert LLP, counsel to GSBD, and the obligation of MMLC to consummate the Merger is contingent upon its receipt of an opinion from Eversheds Sutherland (US) LLP, counsel to MMLC, generally to the effect that the Merger will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, with respect to GSBD and MMLC. If the Merger qualifies as a reorganization, then generally for U.S. federal income tax purposes:

•	no gain or loss will be recognized by GSBD upon receipt of MMLC’s assets in exchange for GSBD Common Stock and the assumption by GSBD of the liabilities of MMLC;

•	GSBD’s tax basis in the assets of MMLC transferred to GSBD in the Merger will be the same as MMLC’s tax basis in the assets immediately prior to the transfer;

•	GSBD’s holding periods for the assets of MMLC will include the periods during which such assets were held by MMLC;

•

no gain or loss will be recognized by MMLC upon the transfer of MMLC’s assets to GSBD in exchange for GSBD Common Stock and the assumption by GSBD of the liabilities of MMLC or upon the deemed distribution of GSBD Common Stock by MMLC to its stockholders;

•

no gain or loss will be recognized by MMLC stockholders upon the exchange of their MMLC Common Stock for GSBD Common Stock, except with respect to cash received instead of a fractional share interest as discussed below;

•	the tax basis of GSBD Common Stock a MMLC stockholder receives in connection with the Merger will be the same as the tax basis of the MMLC stockholder’s MMLC Common Stock exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of GSBD Common Stock that is redeemed for cash, as discussed below;

•	a MMLC stockholder’s holding period for its GSBD Common Stock received in the Merger will include the period for which the MMLC stockholder held the MMLC Common Stock exchanged therefor; and

•

GSBD will succeed to, and take into account the items of MMLC described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.

The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by GSBD and MMLC.

Cash in lieu of a Fractional Share

If a MMLC stockholder receives cash instead of any fractional share of GSBD Common Stock, the MMLC stockholder will be treated as having received the fractional share of GSBD Common Stock pursuant to the Merger and then as having sold that fractional share of GSBD Common Stock for cash. As a result, each such MMLC stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of GSBD Common Stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares (including the holding period of MMLC Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.

Utilization of Loss Carryforwards and Unrealized Losses

In general, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of GSBD if GSBD stockholders before the merger hold less than 50% of the outstanding shares of GSBD immediately following the Merger. Similarly, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of MMLC if MMLC stockholders before the merger hold less than 50% of the outstanding shares of GSBD immediately following the Merger.

In this regard, the Merger is expected to result in potential limitations on the ability of GSBD to use its capital loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of its assets, once realized. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely. The limitations as to GSBD generally would equal the product of the fair market value of GSBD’s equity immediately prior to the Merger and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. As of May 2020, the long-term tax-exempt rate is 1.47%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger. As of March 31, 2020, for U.S. federal income tax purposes, GSBD had capital loss carryforwards of approximately $89.1 million. Based on net assets as of March 31, 2020, GSBD estimates that its capital loss carryforwards available for use in subsequent tax years for U.S. federal income tax purposes will be limited to approximately $11.5 million per year. This estimate may change by the date of the Merger.

If it turns out that MMLC stockholders before the merger hold less than 50% of the outstanding shares of GSBD immediately following the Merger, the Merger will result in a limitation on the ability of GSBD to use MMLC’s loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. As of March 31, 2020, MMLC had capital loss carryforwards of approximately $6.7 million. This estimate may change by the date of the Merger. GSBD will be prohibited from using its capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in MMLC’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if MMLC has a net unrealized built in gain at the time of the Merger. The ability of GSBD to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if GSBD is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both MMLC and GSBD stockholders following the Merger. Therefore, a GSBD stockholder or MMLC stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.

GSBD will also be prohibited from using MMLC’s capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in GSBD’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if GSBD has a net unrealized built in gain at the time of the Merger. The ability of GSBD to use MMLC’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if GSBD is able to utilize capital loss carryforwards or unrealized losses of MMLC, the tax benefit resulting from those losses will be shared by both MMLC and GSBD stockholders following the Merger. Therefore, a MMLC stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Merger, only that percentage of GSBD’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Merger can be reduced by MMLC’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, GSBD cannot use any net operating losses inherited from MMLC in the Merger.

The ability of the taxable subsidiaries of each of GSBD and MMLC to use their net operating or capital losses carryforwards, if any, after the Merger may also be limited due to rules similar to those described above. Any net operating losses of a taxable subsidiary may be carried forward indefinitely, and any capital loss carryovers may be carried forward for five years.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of GSBD and MMLC (and their taxable subsidiaries) at the time of the Merger and thus cannot be calculated precisely at this time.

Status as a Regulated Investment Company

Both MMLC and GSBD believe they have qualified, and expect to continue to qualify, as RICs. Accordingly, both MMLC and GSBD believe that they have not been, and expect to continue not to be, subject to U.S. federal income tax to the extent that they have made or make distributions treated as dividends for U.S. federal income tax purposes to their stockholders, each tax year, generally of an amount at least 90% of their respective “investment company taxable income,” which is generally net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid.

If either GSBD or MMLC were unable to qualify for treatment as a RIC and was unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, GSBD or MMLC generally would be subject to tax on all of their taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, each as defined below, although there may be additional taxes due in such cases. Neither GSBD nor MMLC can provide assurances that it would qualify for any such relief should it fail the 90% Income Test or the Diversification Tests.

Should failure occur, not only would all the taxable income of GSBD or MMLC, as applicable, be subject to tax at regular corporate rates, GSBD would not be able to deduct dividend distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to the applicable stockholders as ordinary dividend income to the extent of current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If GSBD or MMLC fails to qualify as a RIC, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if GSBD had been liquidated) that it elects to recognize on requalification or when recognized over the next five (5) taxable years.

Distribution of Income and Gains

MMLC’s tax year is expected to end as a result of the Merger. MMLC generally will be required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Merger, in order to maintain MMLC’s treatment as a RIC during its tax year ending with the date of the Merger and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if GSBD has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Merger and you acquire shares of GSBD Common Stock in the Merger, a portion of your subsequent distributions from GSBD may, in effect, be a taxable return of part of your investment. Similarly, if you acquire GSBD Common Stock in the Merger when it holds appreciated securities, you may receive a taxable return of part of your investment if and when GSBD sells the appreciated securities and distributes the realized gain.

U.S. Federal Income Taxation of an Investment in GSBD Common Stock

The following discussion summarizes the U.S. federal income taxation of an investment in GSBD Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.

A “U.S. stockholder” is a beneficial owner of shares of GSBD Common Stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be breathed as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of GSBD Common Stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of GSBD Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of GSBD Common Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of GSBD Common Stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of GSBD Common Stock will depend on the facts of his, her or its particular situation. MMLC stockholders should consult their own tax advisers regarding the specific consequences of the Merger, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC. As a BDC, GSBD has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, GSBD generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes each tax year to its stockholders as dividends for U.S. federal income tax purposes. To qualify as a RIC, GSBD must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, GSBD must distribute to its stockholders, for each taxable year, dividends for U.S. federal income tax purposes of an amount at least equal to 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”).

Taxation as a RIC. If GSBD:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement

then it will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, GSBD distributes (or is deemed to distribute) as dividends for U.S. federal income tax purposes to its stockholders. GSBD will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to its stockholders.

As a RIC, GSBD will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes amounts treated as dividends for U.S. federal income tax purposes in a timely manner each calendar year to its stockholders of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains in excess of capital losses (“capital gain net income”) (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income that it recognized in the preceding years but was not distributed during such years and on which it did not incur any U.S. federal income tax, (the “Excise Tax Avoidance Requirement”). Any distribution treated as dividends for U.S. federal income tax purposes declared by GSBD during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by GSBD, as well as received by its U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.

GSBD has previously incurred, and may incur in the future, such excise tax on a portion of its income and capital gains. While GSBD intends to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, it may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, GSBD generally will be liable for the excise tax only on the amount by which it does not meet the excise tax avoidance requirement. Under certain circumstances, however, GSBD may, in its sole discretion, determine that it is in GSBD’s best interests to retain a portion of its income or capital gains rather than distribute such amount as dividends and accordingly cause GSBD to bear the excise tax burden associated therewith.

In order to qualify as a RIC for U.S. federal income tax purposes, GSBD must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each tax year;

•

derive in each tax year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) or other income derived with respect to its business of investing in such stock or other securities, or the “90% Income Test”; and

•	diversify its holdings so that at the end of each quarter of the tax year:

¡

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of such issuer; and

¡

no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the “Diversification Tests”.

GSBD may invest in partnerships, including qualified publicly traded partnerships, which may result in it being subject to state, local or foreign income, franchise or other tax liabilities.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If GSBD’s deductible expenses in a given tax year exceed its investment company taxable income, GSBD may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, GSBD may for tax purposes have aggregate taxable income for several tax years that it is required to distribute and that is taxable to its stockholders even if such taxable income is greater than the net income GSBD actually earns during those tax years.

For U.S. federal income tax purposes, GSBD may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if GSBD holds debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates issued with warrants), it must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same tax year. GSBD may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. GSBD anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, GSBD elected to amortize market discount and include such amounts in its taxable income in the current tax year, instead of upon their disposition.

GSBD invests a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for GSBD. U.S. federal income tax rules are not entirely clear about issues such as when GSBD may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. GSBD will address these and other issues to the extent necessary in order to seek to ensure that GSBD distributes sufficient income to avoid any material U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the tax year of the accrual, GSBD may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, GSBD may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. GSBD may have to sell or otherwise dispose of some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If GSBD is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Furthermore, a portfolio company in which GSBD holds equity or debt instruments may face financial difficulty that requires GSBD to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause GSBD to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of GSBD investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause GSBD to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. GSBD intends to monitor its transactions and may make certain tax elections to mitigate the effect of these provisions and prevent its ability to be subject to tax as a RIC.

Gain or loss realized by GSBD from warrants acquired by GSBD as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long GSBD held a particular warrant.

If GSBD acquires the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, GSBD could be subject to federal income tax and additional interest charges on “excess distributions” received from such passive foreign investment companies, or PFICs, or gain from the sale of stock in such PFICs, even if all income or gain actually received by GSBD is timely distributed to its stockholders. GSBD would not be able to pass through to its stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require GSBD to recognize taxable income or gain without the concurrent receipt of cash. GSBD intends to limit and/or manage its holdings in PFICs to minimize GSBD’s liability for any such taxes and related interest charges.

Although GSBD does not presently expect to do so, it is authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, GSBD is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, GSBD’s ability to sell or otherwise dispose of assets to meet the annual distribution requirement may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its qualification as a RIC, including the Diversification Tests. If GSBD sells or otherwise disposes of assets in order to meet the annual distribution requirement or the excise tax avoidance requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which GSBD invests may face financial difficulties that require GSBD to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in GSBD receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.

Some of the income and fees that GSBD may recognize, such as fees for providing managerial assistance, certain fees earned with respect to its investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. in order to manage the risk that such income and fees might disqualify GSBD as a RIC for a failure to satisfy the 90% Income Test, GSBD may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income as well as state and local tax on their earnings, which ultimately will reduce the yield to GSBD stockholders on such fees and income.

The remainder of this discussion assumes that GSBD maintains its qualification as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “—Taxation of Non-U.S. Stockholders” below.

Distributions by GSBD generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of GSBD’s investment company taxable income (which is generally its net ordinary income plus net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of GSBD Common Stock. To the extent such distributions paid by GSBD to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends-received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by GSBD will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends-received deduction. Distributions of GSBD’s net capital gains (which is generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by GSBD as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of GSBD’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Stockholders receiving dividends or distributions in the form of additional shares of GSBD Common Stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of GSBD Common Stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although GSBD currently intends to distribute any net capital gains at least annually, GSBD may in the future decide to retain some or all of its net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, GSBD will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by GSBD. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of GSBD Common Stock. If the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit exceeds the tax they owe on the retained net capital gain, such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes GSBD paid. In order to utilize the deemed distribution approach, GSBD must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant tax year. GSBD cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, GSBD may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If GSBD makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by GSBD in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by GSBD’s U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of GSBD Common Stock shortly before the record date of a distribution, the price of the shares of GSBD Common Stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of GSBD Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the GSBD Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of GSBD Common Stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of GSBD Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of GSBD Common Stock may be disallowed if other shares of GSBD Common Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the GSBD Common Stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in shares of GSBD Common Stock. Such rate is lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income (21%). Non-corporate stockholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from GSBD and net gains from redemptions or other taxable dispositions of shares of GSBD Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

GSBD (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by GSBD generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because GSBD’s income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

GSBD may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish GSBD with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies GSBD that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of GSBD Common Stock of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of GSBD Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of GSBD Common Stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders of MMLC should consult their tax advisers before approving the Merger and the Merger Agreement.

Certain properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of GSBD’s “qualified net interest income” (generally, GSBD’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which GSBD is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with GSBD’s “qualified short-term capital gains” (generally, the excess of GSBD’s net short-term capital gain over its long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of GSBD Common Stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if GSBD designated the payment as having been derived from qualified net interest income or from qualified short-term capital gains. Moreover, depending on the circumstances, GSBD may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Distributions of GSBD’s investment company taxable income made to non-U.S. stockholders will not be subject to U.S. withholding tax if (i) the distributions are properly reported in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of GSBD’s distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by GSBD.

Actual or deemed distributions of GSBD’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of GSBD Common Stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If GSBD distributes its net capital gains in the form of deemed rather than actual distributions (which it may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax GSBD pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of GSBD Common Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides GSBD or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing

U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares of GSBD Common Stock, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares of GSBD Common Stock and potentially proceeds from the sale of their shares of GSBD Common Stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes. An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of GSBD Common Stock.

Failure to Qualify as a RIC

If GSBD fails to satisfy the 90% Income Test or any Diversification Test in any tax year, GSBD may be eligible to avail itself of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Tests where GSBD corrects a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of GSBD’s income will be subject to U.S. federal corporate-level income tax as described below. GSBD cannot provide assurance that it would qualify for any such relief should it fail either the 90% Income Test or any Diversification Test.

If GSBD were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions would generally be taxable to GSBD stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of GSBD’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if GSBD fails to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, GSBD would be required to distribute its earnings and profits attributable to any of its non-RIC tax years as dividends to its stockholders. In addition, if GSBD fails to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year GSBD may be subject to regular corporate income tax on any net built-in gains with respect to certain of its assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if GSBD had sold the property at fair market value at the end of the tax year) that it elects to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes

GSBD may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In those states or localities, GSBD’s entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in shares of GSBD Common Stock may have tax consequences for stockholders that are different from those of a direct investment in GSBD’s portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

GSBD PROPOSAL 1: APPROVAL OF THE GSBD MERGER PROPOSAL

GSBD is asking its stockholders to approve the adoption of the Merger Agreement pursuant to which Merger Sub will merge with and into MMLC, with MMLC as the surviving company, followed immediately by the merger of MMLC (as the surviving company in the First Merger) with and into GSBD, with GSBD surviving the merger.

Approval of the GSBD Merger Proposal is required for the completion of the Merger. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of MMLC Common Stock issued and outstanding immediately prior to the Effective Time (other than GSBD and its consolidated subsidiaries) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.” For more information on the GSBD stockholder vote required for approval of the GSBD Merger Proposal, see “The GSBD Special Meeting—Vote Required.”

No Appraisal Rights

Under Delaware law and GSBD’s certificate of incorporation, GSBD stockholders will not be entitled to rights of appraisal with respect to the GSBD Merger Proposal. Accordingly, to the extent that a GSBD stockholder objects to the GSBD Merger Proposal, such GSBD stockholder will not have the right to have a court judicially determine (and the GSBD stockholder will not receive) the fair value for its shares of GSBD Common Stock under the provisions of Delaware law governing appraisal rights.

Conditionality

The GSBD Merger Proposal is contingent on the approval of each of the GSBD Charter Amendment Proposal and the Merger Stock Issuance Proposal.

Votes Required

GSBD stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the GSBD Merger Proposal. The affirmative vote of (i) a majority of the outstanding shares of GSBD Common Stock and (ii) the affirmative vote of a majority of the outstanding shares of GSBD Common Stock held by Unaffiliated GSBD Stockholders “FOR” the GSBD Merger Proposal is required for approval of the GSBD Merger Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the GSBD Merger Proposal unless GSBD stockholders designate otherwise.

THE GSBD BOARD, UPON RECOMMENDATION OF THE GSBD SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT GSBD STOCKHOLDERS VOTE “FOR” THE GSBD MERGER PROPOSAL.

GSBD PROPOSAL 2: APPROVAL OF THE GSBD CHARTER AMENDMENT PROPOSAL

GSBD is asking its stockholders to approve the Amended and Restated GSBD Charter to restrict stockholders that acquire shares of GSBD Common Stock pursuant to the Merger from transferring such shares for certain periods of time (such restrictions, the “Transfer Restrictions”).

The approval of the Amended and Restated GSBD Charter is necessary to complete the Merger and the approval of the GSBD Charter Amendment Proposal is required for completion of the Merger.

Provisions Regarding the Transfer Restrictions

The Transfer Restrictions included in the Amended and Restated GSBD Charter provide that, without the prior consent of the GSBD Board, an Affected Stockholder may not transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge or otherwise dispose of or encumber (collectively, “Transfer”):

•	any shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 90 days following the Filing Date;

•	two-thirds of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

The GSBD Board may impose certain conditions in connection with granting its consent to a Transfer pursuant to the Amended and Restated GSBD Charter, and any such consent will be granted in the sole discretion of the GSBD Board. Any purported Transfer of any shares of GSBD Common Stock effected in violation of the Transfer Restrictions will be void ab initio and will have no force or effect, and GSBD will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records. For the avoidance of doubt, the Transfer Restrictions will have no force or effect with regard to any shares of GSBD Common Stock acquired by a stockholder prior to the Closing.

Effectiveness of Amended and Restated GSBD Charter

The Amended and Restated GSBD Charter will become effective upon the filing of the Amended and Restated GSBD Charter with the Secretary of State of Delaware. The Filing Date is expected to be the Closing Date of the Merger. In such event, GSBD’s certificate of incorporation would be amended and restated to include the Transfer Restrictions.

No Appraisal Rights

Under Delaware law and GSBD’s certificate of incorporation, GSBD stockholders will not be entitled to rights of appraisal with respect to the GSBD Charter Amendment Proposal. Accordingly, to the extent that a GSBD stockholder objects to the GSBD Charter Amendment Proposal, such GSBD stockholder will not have the right to have a court judicially determine (and the GSBD stockholder will not receive) the fair value for its shares of GSBD Common Stock under the provisions of Delaware law governing appraisal rights.

Conditionality

The GSBD Charter Amendment Proposal is contingent on the approval of each of the GSBD Merger Proposal and the Merger Stock Issuance Proposal.

Votes Required

GSBD stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the GSBD Charter Amendment Proposal. The affirmative vote of the holders of a majority of the outstanding shares of

GSBD Common Stock “FOR” the GSBD Charter Amendment Proposal is required for approval of the GSBD Charter Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the GSBD Charter Amendment Proposal unless GSBD stockholders designate otherwise.

THE GSBD BOARD, UPON RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT GSBD STOCKHOLDERS VOTE “FOR” THE GSBD CHARTER AMENDMENT PROPOSAL.

GSBD PROPOSAL 3: APPROVAL OF THE MERGER STOCK ISSUANCE PROPOSAL

GSBD is asking its stockholders to approve the issuance of the shares of GSBD Common Stock to be issued pursuant to the Merger Agreement. It is a condition to completion of the Merger that GSBD issue shares of GSBD Common Stock to MMLC stockholders pursuant to the Merger Agreement. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of MMLC Common Stock issued and outstanding immediately prior to the Effective Time (other than GSBD and its consolidated subsidiaries) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”

No Appraisal Rights

Under Delaware law and GSBD’s certificate of incorporation, GSBD stockholders will not be entitled to rights of appraisal with respect to the Merger Stock Issuance Proposal. Accordingly, to the extent that a GSBD stockholder objects to the Merger Stock Issuance Proposal, such GSBD stockholder will not have the right to have a court judicially determine (and the GSBD stockholder will not receive) the fair value for its shares of GSBD Common Stock under the provisions of Delaware law governing appraisal rights.

Conditionality

The Merger Stock Issuance Proposal is contingent on the approval of each of the GSBD Merger Proposal and the GSBD Charter Amendment Proposal.

Votes Required

GSBD stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. The affirmative vote “FOR” the Merger Stock Issuance Proposal of at least a majority of all of the votes cast at the GSBD Special Meeting at which a quorum is present is necessary for approval of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless GSBD stockholders designate otherwise.

THE GSBD BOARD, UPON RECOMMENDATION OF THE GSBD SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT GSBD STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL.

MMLC PROPOSAL 1: APPROVAL OF THE MMLC MERGER PROPOSAL

MMLC is asking its stockholders to approve the adoption of the Merger Agreement pursuant to which Merger Sub will merge with and into MMLC, with MMLC as the surviving company, followed immediately by the merger of MMLC (as the surviving company in the First Merger) with and into GSBD, with GSBD surviving the Merger. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of MMLC Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”

Approval of the MMLC Merger Proposal is required for the completion of the Merger.

No Appraisal Rights

Under Delaware law and MMLC’s certificate of incorporation, MMLC stockholders will not be entitled to rights of appraisal with respect to the MMLC Merger Proposal. Accordingly, to the extent that a MMLC stockholder objects to the MMLC Merger Proposal, such MMLC stockholder will not have the right to have a court judicially determine (and the MMLC stockholder will not receive) the fair value for its shares of MMLC Common Stock under the provisions of Delaware law governing appraisal rights.

Conditionality

The MMLC Merger Proposal is contingent on the approval of the MMLC Charter Amendment Proposal.

Votes Required

MMLC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the MMLC Merger Proposal. The affirmative vote of (i) a majority of the outstanding shares of MMLC Common Stock and (ii) a majority of the outstanding shares of MMLC Common Stock held by the Unaffiliated MMLC Stockholders “FOR” the MMLC Merger Proposal is required to approve the MMLC Merger Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the MMLC Merger Proposal unless MMLC stockholders designate otherwise.

THE MMLC BOARD, UPON RECOMMENDATION OF THE MMLC SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT MMLC STOCKHOLDERS VOTE “FOR” THE MMLC MERGER PROPOSAL.

MMLC PROPOSAL 2: APPROVAL OF THE MMLC CHARTER AMENDMENT PROPOSAL

MMLC is asking its stockholders to approve the Amended and Restated GSBD Charter to restrict stockholders that acquire shares of GSBD Common Stock pursuant to the Merger from transferring such shares for certain periods of time.

The approval of the Amended and Restated GSBD Charter is necessary to complete the Merger and the approval of the MMLC Charter Amendment Proposal is required for completion of the Merger.

Provisions Regarding the Transfer Restrictions

The Transfer Restrictions included in the Amended and Restated GSBD Charter provide that, without the prior consent of the GSBD Board, an Affected Stockholder may not transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge or otherwise dispose of or encumber:

•	any shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 90 days following the Filing Date;

•	two-thirds of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

The GSBD Board may impose certain conditions in connection with granting its consent to a Transfer pursuant to the Amended and Restated GSBD Charter, and any such consent will be granted in the sole discretion of the GSBD Board. Any purported Transfer of any shares of GSBD Common Stock effected in violation of the Transfer Restrictions will be void ab initio and will have no force or effect, and GSBD will not register or permit registration of (and will direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records. For the avoidance of doubt, the Transfer Restrictions will have no force or effect with regard to any shares of GSBD Common Stock acquired by a stockholder prior to the Closing.

Effectiveness of Amended and Restated GSBD Charter

The Amended and Restated GSBD Charter will become effective upon the filing of the Amended and Restated GSBD Charter with the Secretary of State of Delaware. The Filing Date is expected to be the Closing Date of the Merger. In such event, GSBD’s certificate of incorporation would be amended and restated to include the Transfer Restrictions.

No Appraisal Rights

Under Delaware law and MMLC’s certificate of incorporation, MMLC stockholders will not be entitled to rights of appraisal with respect to the MMLC Charter Amendment Proposal. Accordingly, to the extent that a MMLC stockholder objects to the MMLC Charter Amendment Proposal, such MMLC stockholder will not have the right to have a court judicially determine (and the MMLC stockholder will not receive) the fair value for its shares of MMLC Common Stock under the provisions of Delaware law governing appraisal rights.

Conditionality

The MMLC Charter Amendment Proposal is contingent on the approval of the MMLC Merger Proposal.

Votes Required

MMLC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the MMLC Charter Amendment Proposal. The affirmative vote of the holders of a majority of the outstanding shares of MMLC Common Stock “FOR” the MMLC Charter Amendment Proposal is required for approval of the MMLC Charter Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the MMLC Charter Amendment Proposal unless MMLC stockholders designate otherwise.

THE MMLC BOARD, UPON RECOMMENDATION OF THE MMLC SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT MMLC STOCKHOLDERS VOTE “FOR” THE MMLC CHARTER AMENDMENT PROPOSAL.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

GSBD

Price Range of Common Stock

GSBD Common Stock began trading on March 18, 2015 and is currently traded on the NYSE under the symbol “GSBD.” The following table sets forth: (i) the NAV per share of GSBD Common Stock as of the applicable period end, (ii) the range of high and low closing sales prices of GSBD Common Stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the appropriate period, and (iv) the dividends and distributions per share of GSBD Common Stock declared during the applicable period.

	NAV (1)	Closing Sales Price		Premium or Discount of High Sales Price to NAV (2)	Premium or Discount of Low Sales Price to NAV (2)	Declared Distribution (3)
		High	Low
Fiscal Year Ended December 31, 2020
Third Fiscal Quarter (through August 3, 2020)	*	$16.10	$14.99	*	*	—
Second Fiscal Quarter	*	$18.09	$11.40	*	*	$0.45	(4)
First Fiscal Quarter	$14.72	$22.45	$8.38	52.5%	(43.1%)	$0.45
Fiscal Year Ended December 31, 2019
Fourth Fiscal Quarter	$16.75	$22.30	$19.25	33.1%	14.9%	$0.45
Third Fiscal Quarter	$16.98	$20.70	$19.31	21.9%	13.7%	$0.45
Second Fiscal Quarter	$17.21	$20.97	$18.71	21.8%	8.7%	$0.45
First Fiscal Quarter	$17.25	$21.23	$18.75	23.1%	8.7%	$0.45
Fiscal Year Ended December 31, 2018
Fourth Fiscal Quarter	$17.65	$22.23	$18.10	25.9%	2.5%	$0.45
Third Fiscal Quarter	$18.13	$22.64	$20.70	24.9%	14.2%	$0.45
Second Fiscal Quarter	$18.08	$21.00	$18.95	16.2%	4.8%	$0.45
First Fiscal Quarter	$18.10	$22.61	$19.02	24.9%	5.1%	$0.45
Fiscal Year Ended December 31, 2017
Fourth Fiscal Quarter	$18.09	$23.00	$21.63	27.1%	19.6%	$0.45
Third Fiscal Quarter	$18.23	$23.01	$21.33	26.2%	17.0%	$0.45
Second Fiscal Quarter	$18.23	$25.09	$22.25	37.6%	22.1%	$0.45
First Fiscal Quarter	$18.26	$25.43	$22.51	39.3%	23.3%	$0.45

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less NAV divided by NAV as of the last day in the relevant quarter.
(3)	Represents the dividend or distribution declared in the relevant quarter.
(4)	On May 5, 2020, the GSBD Board declared a quarterly distribution of $0.45 per share payable on July 15, 2020 to holders of record as of June 30, 2020.
*	NAV has not yet been calculated for this period.

The last reported price for GSBD Common Stock on August 3, 2020 was $15.39 per share. As of July 15, 2020, GSBD had 24,886 stockholders of record.

Pursuant to GSBD’s dividend reinvestment plan, GSBD will reinvest all cash dividends or distributions declared by the GSBD Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the GSBD Board declares a distribution, then stockholders who have not elected to “opt out” of the GSBD dividend reinvestment plan will have their distributions automatically reinvested in additional shares of GSBD Common Stock. See “Goldman Sachs BDC, Inc. Dividend Reinvestment Plan” for additional information regarding GSBD’s dividend reinvestment plan.

MMLC

MMLC Common Stock is not listed on a national stock exchange, and there is no established public trading market for MMLC Common Stock. Because shares of MMLC Common Stock have been acquired by investors in one or more transactions “not involving a public offering,” they are “restricted securities.” Such shares of MMLC Common Stock may not be sold, transferred, assigned, pledged or otherwise disposed of unless (i) for so long as such shares are not listed, MMLC’s consent is granted, and (ii) the shares are registered under applicable securities laws or specifically exempted from registration (in which case the stockholder may, at MMLC’s option, be required to provide MMLC with a legal opinion, in form and substance satisfactory to MMLC, that registration is not required). No sale, transfer, assignment, pledge or other disposition, whether voluntary or involuntary, of shares of MMLC Common Stock may be made except by registration of the transfer on MMLC’s books. Each transferee is required to execute an instrument agreeing to be bound by these restrictions and the other restrictions imposed on the shares and to execute such other instruments or certifications as are reasonably required by MMLC. As a result of these transfer restrictions, MMLC Common Stock may be required to be held indefinitely.

As of July 6, 2020 MMLC had 4,838 stockholders of record.

The following table summarizes MMLC’s dividend declarations and distributions during the three months ended March 31, 2020, the fiscal year ending December 31, 2019, the fiscal year ended December 31, 2018, and for the period from January 11, 2017 (commencement of operations) through December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
February 27, 2020	March 16, 2020	April 30, 2020	$0.43

Date Declared	Record Date	Payment Date	Amount Per Share
February 28, 2019	March 15, 2019	April 30, 2019	$0.43
May 9, 2019	June 14, 2019	July 31, 2019	$0.43
August 8, 2019	September 13, 2019	October 31, 2019	$0.43
November 7, 2019	December 13, 2019	January 23, 2020	$0.43

Date Declared	Record Date	Payment Date	Amount Per Share
March 1, 2018	March 15, 2018	April 30, 2018	$0.43
May 3, 2018	June 15, 2018	July 31, 2018	$0.43
August 2, 2018	September 14, 2018	October 31, 2018	$0.43
October 31, 2018	December 14, 2018	January 23, 2019	$0.43

Date Declared	Record Date	Payment Date	Amount Per Share
May 4, 2017	June 15, 2017	August 15, 2017	$0.43
August 3, 2017	September 15, 2017	October 31, 2017	$0.43
November 1, 2017	December 15, 2017	January 23, 2018	$0.43

For the quarter ending June 30, 2020, MMLC did not declare a distribution, reflecting its desire to increase its net equity capital position.

Prior to closing the Merger, the MMLC Board will declare the MMLC Distribution. To the extent MMLC’s previously undistributed “investment company taxable income” is in excess of the MMLC Distribution, an additional tax distribution may be required in order for MMLC to satisfy the distribution requirements imposed on MMLC as a regulated investment company under the Code. A portion of the MMLC Distribution may represent a return of capital. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price.

BUSINESS OF GOLDMAN SACHS BDC, INC.

GSBD

GSBD is a specialty finance company focused on lending to middle-market companies. GSBD is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. From GSBD’s formation in 2012 through March 31, 2020, GSBD has originated more than $3.77 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. GSBD seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold. In exchange for the greater risk of loss, the “last-out” portion generally earns a higher interest rate than the “first-out” portion. GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. GSBD may make multiple investments in the same portfolio company.

GSBD invests primarily in U.S. middle-market companies, which GSBD believes are underserved by traditional providers of capital such as banks and the public debt markets. In describing GSBD’s business, GSBD generally uses the term “middle-market companies” to refer to companies with between $5 million and $200 million of annual EBITDA excluding certain one-time, and non-recurring items that are outside the operations of these companies. However, GSBD may from time to time invest in larger or smaller companies. GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD generates income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to GSBD, unless, to the extent required by applicable law or exemptive relief therefrom, GSBD only receives its allocable portion of such fees when invested in the same portfolio company as another Account. The companies in which GSBD invests use its capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

Available Information

GSBD files with or submits to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. GSBD maintains a website at www.goldmansachsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on GSBD’s website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on GSBD’s website to be part of this joint proxy statement/prospectus or any other report GSBD files with the SEC. You may also obtain such information by contacting GSBD, in writing at: 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, or by telephone (collect) at (312) 655-4702. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by GSBD with the SEC. Copies of these reports, proxy and information statements and other information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Strategy

GSBD’s origination strategy focuses on leading the negotiation and structuring of the loans or securities in which GSBD invests and holding the investments in its portfolio to maturity. GSBD generally seeks to control or obtain significant influence over the rights of investors in the loan or security including in cases where there are multiple investors. GSBD generally seeks to make investments that have maturities between three and ten years and range in size between $10 million and $75 million, although GSBD may make larger or smaller investments on occasion.

Investment Portfolio

As of March 31, 2020 and December 31, 2019, GSBD’s portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	March 31, 2020			December 31, 2019
Investment Type	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)			(in millions)
First Lien/Senior Secured Debt	$1,144.91	$1,074.49	75.5%	$1,094.89	$1,080.67	74.3%
First Lien/Last-Out Unitranche	35.30	34.18	2.4	35.31	35.28	2.4
Second Lien/Senior Secured Debt	246.27	200.83	14.1	263.44	234.02	16.1
Unsecured Debt	7.41	7.40	0.5	7.41	7.41	0.5
Preferred Stock	41.66	53.82	3.8	41.66	48.76	3.4
Common Stock	75.44	52.03	3.7	67.14	48.11	3.3

Total Investments	$1,550.99	$1,422.75	100.0%	$1,509.85	$1,454.25	100.0%

As of March 31, 2020, GSBD’s portfolio consisted of 210 investments in 107 portfolio companies across 38 different industries. The largest industries in GSBD’s portfolio, based on fair value as of March 31, 2020, were Health Care Providers & Services, Software, Interactive Media & Services and Health Care Technology, which represented 9.3%, 8.3%, 7.3% and 7.1%, respectively, of GSBD’s portfolio at fair value.

As of December 31, 2019, GSBD’s portfolio consisted of 206 investments in 106 portfolio companies across 37 different industries. The largest industries in GSBD’s portfolio, based on fair value as of December 31, 2019, were Health Care Providers & Services, Software, Interactive Media & Services and IT Services, which represented 10.9%, 8.2%, 7.4% and 6.5%, respectively, of GSBD’s portfolio at fair value.

The geographic composition of GSBD’s portfolio at fair value as of March 31, 2020 was United States 95.8%, Canada 2.6%, Ireland 1.3%, Germany 0.2% and Singapore 0.1%.

The geographic composition of GSBD’s portfolio at fair value as of December 31, 2019 was United States 95.7%, Canada 2.6%, Ireland 1.4%, Germany 0.2% and Singapore 0.1%.

As of March 31, 2020 and December 31, 2019, the weighted average yield by asset type of GSBD’s total portfolio at amortized cost and fair value, was as follows:

	March 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	8.1%	10.2%	8.6%	9.1%
First Lien/Last-Out Unitranche(2) (3)	9.3	11.3	10.0	10.0
Second Lien/Senior Secured Debt(2)	9.4	13.4	9.2	11.2
Unsecured Debt(2)	11.7	12.5	11.7	11.7
Preferred Stock(4)	—	—	—	—
Common Stock(4)	—	—	—	—

Total Portfolio	7.7%	9.9%	8.2%	8.9%

(1)	The weighted average yield of GSBD’s portfolio does not represent the total return to GSBD stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively. This calculation excludes exit fees that are receivable upon repayment of certain loan investments.

(3)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.
(4)

Computed based on (a) the stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

As of March 31, 2020, the total portfolio weighted average yield measured at amortized cost and fair value was 7.7% and 9.9%, as compared to 8.2% and 8.9%, at December 31, 2019. The change in weighted average yield at fair value both on the total portfolio level and individual lien type was driven primarily by the increased market volatility, economic disruption, and wider credit spreads resulting from the recent COVID-19 pandemic. For further discussion of the impact of the COVID-19 pandemic on GSBD’s portfolio, please see “—Impact of COVID-19 Pandemic.”

The following table presents certain selected information regarding GSBD’s investment portfolio (excluding its investment in a money market fund, if any, managed as of March 31, 2020 and December 31, 2019:

	March 31, 2020	December 31, 2019
Number of portfolio companies	107	106
Percentage of performing debt bearing a floating rate(1)	98.5%	99.4%
Percentage of performing debt bearing a fixed rate(1)(2)	1.5%	0.6%
Weighted average yield on debt and income producing investments, at amortized cost(3)	8.5%	9.0%
Weighted average yield on debt and income producing investments, at fair value(4)	10.7%	9.6%
Weighted average leverage (net debt/EBITDA)(4)	5.6x	5.7x
Weighted average interest coverage(4)	2.6x	2.4x
Median EBITDA(4)	37.83 million	$37.64 million

(1)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(2)	Includes income producing preferred stock investments.
(3)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total performing debt and other income producing investments (excluding investments on non-accrual).

(4)

For a particular portfolio company, GSBD calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, GSBD includes debt that is both senior and pari passu to the tranche of debt owned by GSBD but excludes debt that is legally and contractually subordinated in ranking to the debt owned by GSBD. GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by GSBD relative to other senior and junior creditors of a portfolio company. GSBD typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of GSBD’s debt investments and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

For a particular portfolio company, GSBD also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of GSBD’s performing debt investments, including its exposure to underlying debt investments in the Senior Credit Fund and excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on GSBD’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by GSBD and may reflect a normalized or adjusted amount. As of March 31, 2020 and December 31, 2019, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 29.2% and 25.1%, of total debt investments, fair value Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by GSBD and may reflect a normalized or adjusted amount.

Corporate Structure

GSBD was formed as a private fund in September 2012 and commenced operations in November 2012, using seed capital contributions GSBD received from Group Inc. In March 2013, GSBD elected to be treated as a BDC. GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. On March 18, 2015, GSBD Common Stock began trading on NYSE under the symbol “GSBD”. On March 23, 2015, GSBD closed its initial public offering, issuing 6,000,000 shares of common stock at a public offering price of $20.00 per share. Net of offering and underwriting costs, GSBD received cash proceeds of $114.57 million. On April 21, 2015, GSBD issued an additional 900,000 shares of GSBD Common Stock pursuant to the exercise of the underwriters’ over-allotment option in connection with the initial public offering. On May 24, 2017, GSBD sold 3,250,000 shares of GSBD Common Stock at a public offering price of $22.50 per share. Net of underwriting costs and offering expenses, GSBD received cash proceeds of $69.65 million. On May 26, 2017, GSBD issued an additional 487,500 shares of GSBD Common Stock pursuant to the underwriters’ exercise of the option to purchase additional shares that GSBD granted in connection with the May 24, 2017 sale of GSBD Common Stock. Net of underwriting costs, GSBD received additional cash proceeds of $10.64 million. As a result of the conversion from a Delaware limited liability company to a Delaware corporation, subsequent share repurchases, the initial public offering and the follow-on equity offering completed in May 2017, as of March 31, 2020, Group Inc. owned approximately 16.05% of GSBD Common Stock.

GSAM

GSAM serves as GSBD’s investment adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of the GSBD Board, a majority of which is made up of independent directors (including an independent Chairman), GSAM manages GSBD’s day-to-day operations and provides GSBD with investment advisory and management services and certain administrative services. GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of Group Inc. and an affiliate of GS & Co. Founded in 1869, Group, Inc. is a publicly-held financial holding company (“FHC”) and a leading global investment banking, securities and investment management firm. As of March 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.7 trillion.

The GSAM Private Credit Group

The Private Credit Group of GSAM (the “GSAM Private Credit Group”) is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring GSBD’s investments and monitoring and servicing its investments. The GSAM Private Credit Group was comprised of 25 investment professionals, as of March 31, 2020, all of whom are dedicated to GSBD’s investment strategy and other funds that share a similar investment strategy with GSBD. The GSAM Private Credit Group sits with a broader team known as the “GSAM Credit Alternatives Team” which has additional responsibilities other than those relating to GSBD. In addition, GSAM has risk management, legal, accounting, tax, information technology and compliance personnel, among others, who provide services to GSBD. GSBD benefits from the expertise provided by these personnel in GSBD’s operations.

The GSAM Private Credit Group is dedicated primarily to private corporate credit investment opportunities in North America and utilizes a bottom-up, fundamental research approach to lending. The senior members of the GSAM Private Credit Group have been working together since 2006 and have an average of over 17 years of experience in leveraged finance and private transactions.

All investment decisions are made by the Investment Committee, which currently consists of five voting members: Brendan McGovern, Jon Yoder, David Yu, Jordan Walter and Michael Mastropaolo, as well as three non-voting members with operational and/or legal expertise. The Investment Committee is responsible for approving all of GSBD’s investments. The Investment Committee also monitors investments in GSBD’s portfolio and approves all asset dispositions. GSBD expects to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. The voting members of the Investment Committee collectively have over 50 years of experience in middle-market investment and activities related to middle-market investing. The membership of the Investment Committee may change from time to time.

Allocation of Opportunities

GSBD’s investment objectives and investment strategies are similar to those of other Accounts, and an investment appropriate for GSBD may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among GSBD and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by GSBD and other Accounts are not permitted under applicable law.

GSBD is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the GSBD Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of GSBD’s outstanding voting securities is its affiliate for purposes of the 1940 Act, and GSBD is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors. GSAM and its affiliates, including persons that control, or are under common control with, GSBD or GSAM, are also considered GSBD’s affiliates under the 1940 Act, and GSBD is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, GSBD may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by GSBD and other Accounts may be made only pursuant to an order from the SEC permitting GSBD to do so. Together with GSAM, GS PMMC, and MMLC, GSBD applied for and received an exemptive order from the SEC that permits GSBD to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM. After the date of the exemptive order, co-investments may be made subject to certain conditions, including that co-investments are made in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief and the co-investments are allocated fairly among participants. As a result of such order, there could be significant overlap in GSBD’s investment portfolio and the investment portfolios of the other GS BDCs and/or other funds managed by GSAM. If GSAM identifies an investment and GSBD is unable to rely on its exemptive relief for that particular opportunity, GSAM will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the Account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that GSBD may not be given the opportunity to participate in investments made by other Accounts.

GSBD may also invest alongside other Accounts advised by GSAM and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, GSBD may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting GSBD and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met. GSBD may also invest alongside GSAM’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of GSAM.

To address these potential conflicts, GSAM has developed allocation policies and procedures that provide that personnel of GSAM making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed outside of the GSAM Private Credit Group are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when GSBD does not and vice versa.

In some cases, due to information barriers that are in place, other Accounts may compete with GSBD for specific investment opportunities without being aware that they are competing against each other. Goldman Sachs has a conflicts system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Goldman Sachs assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular Account (including GSBD) or is prohibited from being allocated to a particular Account. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate Account.

Personnel of GSAM involved in decision-making for Accounts may make allocation related decisions for GSBD and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on GSAM’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases GSAM may make investment recommendations to Accounts where the Accounts make the investment independently of GSAM, which may result in a reduction in the availability of the investment opportunity for other Accounts (including GSBD) irrespective of GSAM’s policies regarding allocation of investments.

GSAM, including the GSAM Credit Alternatives Team, may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or may be employed pro rata among Accounts, even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, GSAM may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

GSBD may or may not receive opportunities referred by Goldman Sachs businesses and affiliates, but in no event does GSBD have any rights with respect to such opportunities. Subject to applicable law, including the 1940 Act, such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in GSBD, or such other persons or entities as determined by Goldman Sachs in its sole discretion. GSBD will have no rights and will not receive any compensation related to such opportunities. Certain of such opportunities may be referred to GSBD by employees or other personnel of GS & Co., or by third-parties. If GSBD invests in any such opportunities, GS & Co. or such third-parties may be entitled, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the 1940 Act, to compensation from GSBD or from the borrowers in connection with such investments. Any compensation GSBD pays in connection with such referrals will be an operating expense and will accordingly be borne by GSBD (and will not serve to offset any management fee or incentive fee payable to GSAM).

In connection with certain of GSBD’s investments, following GSAM’s determination that the appropriate portion of an applicable investment opportunity has been offered to GSBD and other Accounts in accordance with GSAM’s allocation policy and applicable legal requirements, including the 1940 Act and, if applicable, the terms of the SEC exemptive order on co-investments disclosed herein (collectively, “Applicable Law”), GSBD and/or GSAM may have the opportunity to offer all or a portion of the excess amounts of such investment opportunity to other persons or entities. These opportunities include, for example, where GSAM has determined that while it is in GSBD’s best interests to acquire the full amount of an investment available to it if the alternative is to not make the investment at all, it is further in GSBD’s best interests of, due to diversification, portfolio management, leverage management, investment profile, risk tolerance or other exposure guidelines or limitations, cash flow or other considerations, for GSBD to hold less economic exposure to the investment than such full amount. Subject to Applicable Law, such opportunities may be structured as an investment alongside GSBD or as a purchase of a portion of the investment from GSBD (through a syndication, participation or otherwise).

In all cases, subject to Applicable Law, GSAM has broad discretion in determining to whom and in what relative amounts to offer such opportunities, and factors GSAM may take into account, in its sole discretion, include whether such potential recipient is able to assist or provide a benefit to GSBD in connection with the potential transaction or otherwise, whether GSAM believes the potential recipient is able to execute a transaction quickly, whether the potential recipient is expected to provide expertise or other advantages in connection with a particular investment, whether GSAM is aware of such potential recipient’s expertise or interest in these types of opportunities generally or in a subset of such opportunities or, the potential recipient’s target investment sizing. Recipients of these opportunities may, in accordance with Applicable Law, include one or more investors in GSBD, one or more investors in other funds managed by the GSAM Credit Alternatives Team, clients or potential clients of Goldman Sachs, or funds or accounts established for any such persons. These opportunities may give rise to potential conflicts of interest. These opportunities will be offered to the recipients thereof on such terms as GSAM determines in its sole discretion, subject to Applicable Law, including on a no-fee basis or at prices higher or lower than those paid by GSBD. As a result of these and other reasons, returns with respect to an opportunity may exceed investors’ returns with respect to GSBD’s investment in the same opportunity.

Market Opportunity

The GSAM Private Credit Group believes there is an attractive investment opportunity to invest in U.S. middle-market companies. Specifically:

The middle-market represents a large target market opportunity. According to the National Center for the Middle Market and the CIA World Factbook, the U.S. middle market is comprised of approximately 200,000 companies that represent approximately 33% of the private sector gross domestic product, employing approximately 47.9 million people.2 The GSAM Private Credit Group believes that there is an attractive investment environment for GSBD to provide loans to U.S. middle market companies.

There have been secular changes in ownership structures of middle-market companies. The GSAM Private Credit Group has observed a transformation in the ownership structures of private and public companies. The number of U.S. private-equity companies is at its highest level since 2000. Conversely, the number of listed U.S. domestic companies has dramatically declined over the same time period, yet the average market capitalization of listed U.S. companies has grown. The GSAM Private Credit Group believes that this has resulted in a shift in the ownership of middle-market companies and thus creating a larger market opportunity for GSBD to provide debt capital to the companies that GSBD expects to target.

•

There is a large amount of un-invested private equity capital for middle-market companies. There is a large amount of un-invested private equity capital for North America buyout funds. The GSAM Private Credit Group believes this creates additional capacity for GSBD as the GSAM Private Credit Group expects private equity firms will seek to leverage their investments by combining equity capital with debt capital.

•

Changes in business strategy by banks have further reduced the supply of capital to middle-market companies. The trend of consolidation of regional banks into money center banks has reduced the focus of these businesses on middle-market lending. Money center banks traditionally focus on lending and providing other services to large corporate clients to whom they can deploy larger amounts of capital more efficiently. The GSAM Private Credit Group believes that this has resulted in fewer bank lenders to U.S. middle-market companies and reduced the availability of debt capital to the companies that GSBD expects to target.

•

The capital markets have been unable to fill the void in middle-market finance left by banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle-market companies are rarely able to access these markets as participants are generally highly focused on the liquidity

[2]

Estimate for 2019 by the National Center for the Middle Market, which defined middle market as companies with annual revenue of $10 million—$1 billion. See http://www.middlemarketcenter.org (relying on data from the CIA World Factbook, available at https://www.cia.gov/library/publications/the-world-factbook/).

characteristics of the bond or loan being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds and broadly syndicated loans. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions. Accordingly, the existence of an active secondary market for their investments is an important consideration in the initial investment decision. Because there is typically no active secondary market for the debt of U.S. middle-market companies, mutual funds and ETFs generally do not provide capital to U.S. middle-market companies. The GSAM Private Credit Group believes that this is likely to be a persistent problem for the capital markets and creates an advantage for investors like GSBD who have a more stable capital base and can therefore invest in illiquid assets.

•

It is difficult for new lending platforms to enter the middle market and fill the capital void because it is very fragmented. While the middle market is a very large component of the U.S. economy, it is a highly fragmented space with thousands of companies operating in many different geographies and industries. Typically, companies that need capital find lenders and investors based on pre-existing relationships, referrals and word of mouth. Developing the many relationships and wide-spread recognition required to become source of capital to the middle market is a time consuming, highly resource-intensive endeavor. As a result, the GSAM Private Credit Group believes that it is difficult for new lending platforms to successfully enter the middle market, thereby providing insulation from rapid shifts in the supply of capital to the middle market that might otherwise disrupt pricing of capital.

Competitive Advantages

The Goldman Sachs Platform: Group Inc. is a leading global financial institution that provides a wide range of financial services to a substantial and diversified client base, including companies and high net worth individuals, among others. The firm is headquartered in New York, and maintains offices across the United States and in all major financial centers around the world. Group Inc.’s asset management subsidiary, GSAM, is one of the world’s leading investment managers with over 683 investment professionals and approximately $1.7 trillion in assets under supervision as of March 31, 2020.3 GSAM’s investment teams, including the GSAM Private Credit Group, capitalize on the relationships, market insights, risk management expertise, technology and infrastructure of Goldman Sachs. The GSAM Private Credit Group believes the Goldman Sachs platform delivers a meaningful competitive advantage in the following ways:

•

Origination of Investment Opportunities: Goldman Sachs has a preeminent network of relationships and the ability to provide valued intellectual, as well as financial, capital to middle-market borrowers which the GSAM Private Credit Group believes significantly enhances its origination capability. The GSAM Private Credit Group believes that many borrowers prefer to do business with Goldman Sachs and its advised funds because of its ability to offer further services to middle-market companies as they grow in their life cycle, including financial advice, acquisition opportunities and capital markets expertise. The GSAM Private Credit Group is also able to leverage the Goldman Sachs platform to provide borrowers with access to Goldman Sachs’ broad client network, which can be utilized to find new customers and partners as they seek to grow and execute their strategic plans.

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Evaluation of Investment Opportunities: The GSAM Private Credit Group is comprised of seasoned professionals with significant private credit investing experience. The team draws on a diverse array of skill sets, spanning fundamental credit and portfolio management, as well as legal and transactional structuring expertise. The GSAM Private Credit Group is trained in, and utilizes, proprietary investment practices and procedures developed over many decades by Goldman Sachs, including those related to performing due diligence on prospective portfolio investments and reviewing the backgrounds of potential partners. Further, Goldman Sachs is an active participant in a wide array of industries, both in service to clients operating in many different industries and acting as a principal or customer in such industries. Accordingly, Goldman Sachs houses a tremendous amount of industry knowledge and experience. Subject to internal information

[3]	Assets under supervision (AUS) includes assets under management and other client assets for which GSAM does not have full discretion.

barriers and related limitations, the GSAM Private Credit Group is able to draw upon these industry insights and expertise as it evaluates investment opportunities.

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Risk Monitoring of Investments: The GSAM Private Credit Group has significant processes and procedures in place, including proprietary information technology systems, to monitor and evaluate the performance of its investments at the asset level. In addition, the GSAM Private Credit Group benefits from Goldman Sachs’ extensive risk management capabilities, which have been developed and honed over many investment cycles. The GSAM Private Credit Group’s portfolio is regularly reviewed and stressed under various scenarios by senior risk management personnel within Goldman Sachs. These scenarios are drawn from the expertise developed by Goldman Sachs for its own balance sheet. This risk monitoring is designed to minimize the risk of capital loss and maintain an investment portfolio that is expected to perform in a broad range of economic conditions

Operating and Regulatory Structure

GSBD has elected to be treated as a BDC under the 1940 Act. As a BDC, GSBD is generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of GSBD’s total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the NYSE) or registered under the Exchange Act, and (iii) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.

GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. As a RIC, GSBD generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that GSBD timely distributes to its stockholders as dividends if GSBD meets certain source of income, distribution and asset diversification requirements. GSBD intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that GSBD may retain certain net capital gains for reinvestment and GSBD may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. In addition, the distributions GSBD pays to its stockholders in a year may exceed its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Investments

GSBD seeks to create a portfolio that includes primarily direct originations of secured debt, including first lien, unitranche, and last-out portions of such loans; second lien debt; unsecured debt, including mezzanine debt; and select equity investments. GSBD expects to make investments through both primary originations and open-market secondary purchases. GSBD currently does not limit its focus to any specific industry. If GSBD is successful in achieving its investment objective, GSBD believes that GSBD will be able to provide its stockholders with consistent dividend distributions and attractive risk adjusted total returns.

As of March 31, 2020, GSBD’s portfolio (which term does not include GSBD’s investment in a money market fund managed by an affiliate of Group Inc.) on a fair value basis, was comprised of approximately 92.0% secured debt investments (77.9% in first lien debt (including 2.4% in first lien/last-out unitranche loans) and 14.1% in second lien debt), 0.5% in unsecured debt investments, 3.8% in preferred stock and 3.7% in common stock.

GSBD expects that its portfolio will continue to include secured debt, including first lien, unitranche, including last-out portions of such loans, and second lien debt, unsecured debt (including mezzanine debt) and, to a lesser extent, equities. In addition to investments in U.S. middle-market companies, GSBD may invest a portion of its capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity. Such investments are intended to enhance GSBD’s risk adjusted returns to stockholders, and the proportion of these types of investments will change over time given GSBD’s views on, among other things, the economic and credit environment in which GSBD is operating, although these types of investments generally will constitute less than 30% of its total assets.

In the future, GSBD may also securitize a portion of its investments in any or all of its assets. GSBD expects that its primary use of funds will be to make investments in portfolio companies, distribute cash to holders of GSBD Common Stock and pay its operating expenses, including debt service to the extent GSBD borrows or issue senior securities to fund its investments.

On January 4, 2017, the SEC granted exemptive relief that permits GSBD to co-invest with other GS BDCs and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Additionally, if GSAM forms other funds in the future, GSBD may co-invest on a concurrent basis with such other affiliates, subject to compliance with the exemptive relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures.

Investment Criteria

GSBD is committed to a value-oriented philosophy implemented by GSAM, which manages GSBD’s portfolio and seeks to minimize the risk of capital loss without foregoing the potential for capital appreciation. GSBD has identified several criteria, discussed below, that GSAM believes are important in identifying and investing in prospective portfolio companies.

These criteria provide general guidelines for GSBD’s investment decisions. However, not all of these criteria will be met by each prospective portfolio company in which GSBD chooses to invest. Generally, GSBD seeks to use its experience and access to market information to identify investment candidates and to structure investments quickly and effectively.

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Value orientation and positive cash flow. GSBD’s investment philosophy places a premium on fundamental analysis and has a distinct value orientation. GSBD focuses on companies in which GSBD can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, GSBD does not expect to invest in start-up companies or companies having speculative business plans.

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Experienced management and established financial sponsor relationships. GSBD generally requires that its portfolio companies have an experienced management team. GSBD also requires the portfolio companies to have proper incentives in place to induce management to succeed and to act in concert with GSBD’s interests as investors. In addition, GSBD focuses its investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of GSAM have an established relationship.

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Strong and defensible competitive market position. GSBD seeks to invest in target companies that have developed leading market positions within their respective markets and are well-positioned to capitalize on growth opportunities. GSBD also seeks companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability while enabling GSBD to protect GSBD’s principal and avoid capital losses.

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Viable exit strategy. GSBD seeks to invest in companies that GSAM believes will provide a steady stream of cash flow to repay GSBD’s loans and reinvest in their respective businesses. GSBD expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, its investments in portfolio companies to be a key means by which GSBD exits from its investments over time. In addition, GSBD also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay GSBD’s investments through an initial public offering of common stock or other capital markets transactions.

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Due diligence. GSAM takes a bottom-up, fundamental research approach to GSBD’s potential investments. It believes it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. GSAM conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from its experience, industry expertise and network of contacts. In conducting due diligence, GSAM uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

•	GSBD’s due diligence typically includes:

¡	review of historical and prospective financial information;

¡	review of the capital structure;

¡	analysis of the business and industry in which GSBD operates;

¡	on-site visits;

¡	interviews with management, employees, customers and vendors of the potential portfolio company;

¡	review of loan documents;

¡	background checks; and

¡	research relating to the portfolio company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the team leading the investment presents the investment opportunity to GSBD’s Investment Committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the Investment Committee. The members of the Investment Committee are employees of GSAM and they do not receive separate compensation from GSBD or GSAM for serving on the Investment Committee.

Additional due diligence with respect to any investment may be conducted on GSBD’s behalf (and at GSBD’s expense) by attorneys prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment Committee

All investment decisions are made by the Investment Committee which consists of five voting members, Brendan McGovern, Jon Yoder, David Yu, Jordan Walter and Michael Mastropaolo, as well as three non-voting members with operational or legal expertise. The Investment Committee is responsible for approving all of GSBD’s investments. GSBD’s Investment Committee also monitors investments in GSBD’s portfolio and approves all asset dispositions. GSBD expects to benefit from the extensive and varied relevant experience of the investment professionals serving the Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity.

The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by GSAM. GSBD’s Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee’s members to the analysis and consideration of every investment. GSBD’s Investment Committee also serves to provide investment consistency and adherence to GSAM’s investment philosophies and policies. GSBD’s Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the Investment Committee meetings serve as a forum for discussing credit views and outlooks, as well as reviewing investments. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of GSAM’s investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

Once GSBD determines that a prospective portfolio company is suitable for investment, GSBD works with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. GSBD negotiates among these parties and use creative and flexible approaches to structure GSBD’s investment relative to the other capital in the portfolio company’s capital structure.

GSBD expects its secured debt to have terms of approximately three to ten years. GSBD generally obtains security interests in the assets of its portfolio companies that will serve as collateral in support of the repayment of this debt. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. Mezzanine debt typically has interest-only payments in the early years, payable in cash or in-kind, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, GSBD may enter into mezzanine debt that, by its terms, converts into equity (or is issued along with warrants for equity) or additional debt securities or defers payments of interest for the first few years after GSBD’s investment. Typically, GSBD’s mezzanine debt investments have maturities of three to ten years.

GSBD also invests in unitranche loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and other amounts due thereunder over the “last-out” portion that GSBD would continue to hold.

In the case of GSBD’s secured debt and unsecured debt, including mezzanine debt investments, GSBD seeks to tailor the terms of the investments to the facts and circumstances of the transactions and the prospective portfolio companies, negotiating a structure that protects GSBD’s rights and manages its risk while creating incentives for the portfolio companies to achieve their business plan and improve their profitability. For example, in addition to seeking a senior position in the capital structure of GSBD’s portfolio companies, GSBD seeks to limit the downside potential of its investments by:

•	requiring a total return on GSBD’s investments (including both interest and potential equity appreciation) that compensates GSBD for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

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negotiating covenants in connection with GSBD’s investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of its capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. GSBD’s investments may include equity features, such as direct investments in the equity or convertible securities of portfolio companies or warrants or options to buy a minority interest in a portfolio company. Any warrants GSBD may receive with its debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, GSBD may achieve additional investment return from these equity investments. GSBD may structure the warrants to provide provisions protecting its rights as a minority-interest holder, as well as puts, or rights to sell such securities back to GSBD, upon the occurrence of specified events. In many cases, GSBD may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

GSBD expects to hold most of its investments to maturity or repayment but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. GSBD also may turn over its investments to better position the portfolio as market conditions change.

Ongoing relationships with portfolio companies

Monitoring

GSAM monitors GSBD’s portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. GSAM has several methods of evaluating and monitoring the performance and fair value of GSBD’s investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	comparisons to GSBD’s other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of monthly and quarterly financial statements and financial projections of portfolio companies.

As part of the monitoring process, GSAM also employs an investment rating system to categorize GSBD’s investments. In addition to various risk management and monitoring tools, GSAM grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to GSBD’s initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The grading system is as follows:

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investments with a grade of 1 involve the least amount of risk to GSBD’s initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit;

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investments with a grade of 2 involve a level of risk to GSBD’s initial cost basis that is similar to the risk to its initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to GSBD’s ability to ultimately recoup the cost of its investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2;

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investments with a grade of 3 indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due; and

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investments with a grade of 4 indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, in most cases, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that GSBD will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis upon exit.

GSAM grades the investments in GSBD’s portfolio at least quarterly, and it is possible that the grade of a portfolio investment may be reduced or increased over time. For investments graded 3 or 4, GSAM enhances its level of scrutiny over the monitoring of such portfolio company.

Managerial Assistance

As a BDC, GSBD must offer, and must provide upon request, significant managerial assistance to certain of GSBD’s eligible portfolio companies within the meaning of Section 55 of the 1940 Act. This assistance could involve, among other things, monitoring the operations of GSBD’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. GSAM or an affiliate thereof may provide such managerial assistance on GSBD’s behalf to portfolio companies that request such assistance. GSBD may receive fees for these services. See “—Managerial Assistance to Portfolio Companies.”

Competition

GSBD’s primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial financing companies, collateralized loan obligations (“CLOs”), private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of GSBD’s existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than GSBD does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to GSBD.

In addition, some of GSBD’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than GSBD. Furthermore, many of GSBD’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on GSBD as a BDC.

While GSBD expects to use the industry information of GSAM’s investment professionals to which GSBD has access to assess investment risks and determine appropriate pricing for its investments in portfolio companies, GSBD does not seek to compete primarily based on the interest rates GSBD offers and GSAM believes that some of GSBD’s competitors may make loans with interest rates that are comparable to or lower than the rates GSBD offers. Rather, GSBD competes with its competitors based on GSBD’s reputation in the market, its existing investment platform, the seasoned investment professionals of GSAM, GSBD’s experience and focus on middle-market companies, its disciplined investment philosophy, its extensive industry focus and relationships and its flexible transaction structuring.

Staffing

GSBD does not currently have any employees. GSBD’s day-to-day operations are managed by GSAM. GSAM has hired and expects to continue to hire professionals with skills applicable to GSBD’s business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

GSBD does not own any real estate or other properties materially important to its operations. GSBD’s principal executive offices are located at 200 West Street, New York, NY 10282. GSBD believes that its office facilities are suitable and adequate for its business as it is contemplated to be conducted.

Legal Proceedings

GSBD and GSAM are not currently subject to any material legal proceedings, although GSBD and GSAM may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

GSBD’s Administrator

Pursuant to the GSBD Administration Agreement, the Administrator is responsible for providing various accounting and administrative services to GSBD. The Administrator is entitled to fees as described in “—GSBD Administration Agreement.” To the extent that the Administrator outsources any of its functions, the administrator will pay any compensation associated with such functions. See “—GSBD Administration Agreement.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GOLDMAN SACHS BDC, INC.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

GSBD cannot assure you that the Merger will be consummated as scheduled, or at all. See “Risk Factors—Risks Related to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.

Overview

GSBD is a specialty finance company focused on lending to middle-market companies. GSBD is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. From GSBD’s formation in 2012 through March 31, 2020, GSBD originated more than $3.77 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. GSBD seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold. In exchange for the greater risk of loss, the “last-out” portion generally earns a higher interest rate than the “first-out” portion. GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. GSBD may make multiple investments in the same portfolio company.

GSBD invests primarily in U.S. middle-market companies, which GSBD believes are underserved by traditional providers of capital such as banks and the public debt markets. In this discussion and analysis, GSBD generally uses the term “middle market companies” to refer to companies with between $5 million and $200 million of annual EBITDA excluding certain one-time, and non-recurring items that are outside the operations of these companies. However, GSBD may from time to time invest in larger or smaller companies. GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD may generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to GSBD, unless, to the extent required by applicable law or exemptive relief therefrom, GSBD only receives its allocable portion of such fees when invested in the same portfolio company as another Account. The companies in which GSBD invests use its capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

GSBD’s origination strategy focuses on leading the negotiation and structuring of the loans or securities in which GSBD invests and holding the investments in its portfolio to maturity. GSBD generally seeks to control or obtain significant influence over the rights of investors in the loan or security including in cases where there are multiple investors. GSBD generally seeks to make investments that have maturities between three and ten years and range in size between $10 million and $75 million, although GSBD may make larger or smaller investments on occasion.

Impact of COVID-19 Pandemic

The COVID-19 pandemic has resulted in governments around the world implementing a broad suite of measures to help control the spread of the virus, including quarantines, travel restrictions and business curtailments and others. The emergence of COVID-19 has created economic and financial disruptions that, during the first quarter, adversely affected, and are likely to continue to adversely affect, GSBD’s business, financial condition, liquidity, GSBD’s portfolio companies’ results of operations and liquidity and by extension GSBD’s operating results. The extent to which the COVID-19 pandemic will continue to negatively affect GSBD’s business, financial condition, liquidity, GSBD’s portfolio companies’ results of operations and by extension GSBD’s operating results will depend on future developments, which are highly uncertain and cannot be predicted.

GSBD’s investment portfolio continues to be focused on industries and sectors that are generally expected to be more durable than industries and sectors that are more prone to economic cycles. The largest five industries in GSBD’s investment portfolio as of March 31, 2020 are Healthcare Providers and Services, Software, Interactive Media and Services, Healthcare Technology, and IT Services. As of March 31, 2020, 3.1% of GSBD’s investment portfolio at fair value is in Hotels, Restaurants and Leisure, Textiles, Apparel and Luxury Goods, Oil, Gas and Consumable Fuels, Airlines, and Multi-line and Specialty Retail industries, industries which may be significantly adversely impacted by the COVID-19 pandemic. Given the unprecedented nature of the COVID-19 exigency and the fiscal and monetary response designed to mitigate strain to businesses and the economy, the operating environment of GSBD’s portfolio companies is evolving rapidly. Business disruption experienced by GSBD’s portfolio companies may reduce, over time, the amount of interest and dividend income that GSBD receives from GSBD’s investments companies and may require GSBD to contribute additional capital to such portfolio companies. GSBD may need to restructure GSBD’s investments in some portfolio companies, which could result in reduced interest payments from or permanent impairments of GSBD’s investments, and could result in the restructuring of certain of GSBD’s investments from income paying investments into non-income paying equity investments. Any such decrease in GSBD’s net investment income would increase the percentage of GSBD’s cash flows dedicated to GSBD’s debt obligations and distribution payments to GSBD’s stockholders. As a result, GSBD may be required to reduce the future amount of distributions to GSBD’s stockholders. GSBD continues to closely monitor GSBD’s investment portfolio in order to be positioned to respond appropriately.

In response to the COVID-19 pandemic, Goldman Sachs activated and executed on its business continuity planning (the “BCP”) strategy. Goldman Sachs’ priority has been to safeguard its employees and to ensure continuity of business operations. Goldman Sachs has a central team that manages its COVID-19 response, which is led by its chief administrative officer and chief medical officer. As a result of the execution of Goldman Sachs’ BCP, nearly all of its employees are working remotely. GSBD’s systems and infrastructure have continued to support GSBD’s business operations. GSBD implemented a heightened level of communication across senior management, the rest of the GSAM Private Credit Group and the GSBD Board. Furthermore, GSBD has proactively engaged with its vendors on a regular basis to ensure they continue to meet GSBD’s criteria for business continuity.

For further information about the risks associated with COVID-19, see “Risk Factors—Risks Related to GSBD’s Business and Structure—Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.”

Key Components of Operations

Investments

GSBD’s level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, the amount of capital GSBD has available to GSBD and the competitive environment for the type of investments GSBD makes.

As a BDC, GSBD may not acquire any assets other than “qualifying assets” specified in the 1940 Act, unless, at the time the acquisition is made, at least 70% of GSBD’s total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted by the SEC, “eligible portfolio companies” include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.

Revenues

GSBD generates revenues in the form of interest income on debt investments and, to a lesser extent, capital gains and distributions, if any, on equity securities that GSBD may acquire in portfolio companies. Some of GSBD’s investments may provide for deferred interest payments or PIK income. The principal amount of the debt investments and any accrued but unpaid interest generally becomes due at the maturity date.

GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD may generate revenue in the form of commitment, origination, structuring, syndication, exit or diligence fees, fees for providing managerial assistance and consulting fees. Portfolio company fees (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) will be paid to GSBD, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, GSBD receives its allocable portion of such fees when invested in the same portfolio company as other Accounts, which other Accounts could receive their allocable portion of such fee. GSBD does not expect to receive material fee income as that is not its principal investment strategy. GSBD records contractual prepayment premiums on loans and debt securities as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Expenses

GSBD’s primary operating expenses include the payment of the management fee and the incentive fee to GSAM, legal and professional fees, interest and other debt expenses and other operating and overhead related expenses. The management fee and incentive fee compensate GSAM for its work in identifying, evaluating, negotiating, closing and monitoring GSBD’s investments. GSBD bears all other expenses of its operations and transactions in accordance with the GSBD Investment Management Agreement and the GSBD Administration Agreement, including those relating to:

•	GSBD’s operational expenses;

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fees and expenses, including travel expenses, incurred by GSAM or payable to third parties related to GSBD’s investments, including, among others, professional fees (including the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on investments and prospective investments;

•	interest payable on debt, if any, incurred to finance GSBD’s investments;

•	fees and expenses incurred by GSBD in connection with membership in investment company organizations;

•	brokers’ commissions;

•	the expenses of and fees for registering or qualifying GSBD’s shares for sale and of maintaining GSBD’s registration and registering GSBD as a broker or a dealer;

•	fees and expenses associated with calculating GSBD’s NAV (including expenses of any Independent Valuation Advisor);

•	legal, auditing or accounting expenses;

•	taxes or governmental fees;

•	the fees and expenses of the Administrator, transfer agent or sub-transfer agent;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of GSBD’s shares;

•	the fees and expenses of GSBD’s directors who are not affiliated with GSAM;

•	the cost of preparing and distributing reports, proxy statements and notices to GSBD stockholders, the SEC and other regulatory authorities;

•	costs of holding stockholder meetings;

•	listing fees;

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the fees or disbursements of custodians of GSBD’s assets, including expenses incurred in the performance of any obligations enumerated by GSBD’s certificate of incorporation or bylaws insofar as they govern agreements with any such custodian;

•	insurance premiums; and

•

costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with GSBD’s business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of GSBD’s rights against any person and indemnification or contribution expenses payable by GSBD to any person and other extraordinary expenses not incurred in the ordinary course of GSBD’s business.

GSBD expects its general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset decline. Costs relating to future offerings of securities would be incremental.

Leverage

The GSBD Credit Facility, Convertible Notes and our 3.75% Notes due 2025 (the “2025 Notes”) allow GSBD to borrow money and lever its investment portfolio, subject to the limitations of the 1940 Act, with the objective of increasing its yield. This is known as “leverage” and could increase or decrease returns to GSBD stockholders. The use of leverage involves significant risks. GSBD is permitted to borrow amounts such that GSBD’s asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met).

Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus may be subject to 1940 Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when GSBD engages in such transactions, instead of maintaining an asset coverage ratio of at least 150% (if certain requirements are met), GSBD may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to GSBD’s exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the 1940 Act’s asset coverage requirement, and GSBD will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that GSBD employs will depend on GSAM’s and the GSBD Board’s assessment of market conditions and other factors at the time of any proposed borrowing.

Portfolio and Investment Activity

GSBD’s portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	As of
	March 31, 2020			December 31, 2019
	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)			(in millions)
First Lien/Senior Secured Debt	$1,144.91	$1,074.49	75.5%	$1,094.89	$1,080.67	74.3%
First Lien/Last-Out Unitranche	35.30	34.18	2.4	35.31	35.28	2.4%
Second Lien/Senior Secured Debt	246.27	200.83	14.1	263.44	234.02	16.1%
Unsecured Debt	7.41	7.40	0.5	7.41	7.41	0.5
Preferred Stock	41.66	53.82	3.8	41.66	48.76	3.4
Common Stock	75.44	52.03	3.7	67.14	48.11	3.3

Total Investments	$1,550.99	$1,422.75	100.0%	$1,509.85	$1,454.25	100.0%

The weighted average yield by asset type of GSBD’s total portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and fair value, was as follows:

	As of
	March 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	8.1%	10.2%	8.6%	9.1%
First Lien/Last-Out Unitranche(2) (3)	9.3	11.3	10.0	10.0
Second Lien/Senior Secured Debt(2)	9.4	13.4	9.2	11.2
Unsecured Debt(2)	11.7	12.5	11.7	11.7
Preferred Stock(4)	—	—	—	—
Common Stock(4)	—	—	—	—

Total Portfolio	7.7%	9.9%	8.2%	8.9%

(1)	The weighted average yield of GSBD’s portfolio does not represent the total return to GSBD stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively. This calculation excludes exit fees that are receivable upon repayment of certain loan investments.

(3)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.
(4)

Computed based on (a) the stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

As of March 31, 2020, the total portfolio weighted average yield measured at amortized cost and fair value was 7.7% and 9.9%, as compared to 8.2% and 8.9%, at December 31, 2019. The change in weighted average yield at fair value both on the total portfolio level and individual lien type was driven primarily by the increased market volatility, economic disruption, and wider credit spreads resulting from the recent COVID-19 pandemic. For further discussion of the impact of the COVID-19 pandemic on GSBD’s portfolio, please see “—Impact of COVID-19 Pandemic.”

As of December 31, 2019, the total portfolio weighted average yield measured at amortized cost and fair value was 8.2% and 8.9%, respectively, which decreased from 9.5% and 10.1%, respectively, at December 31, 2018. The decrease in weighted average yield at amortized cost and fair value was primarily driven by the decrease in LIBOR on GSBD’s variable rate secured debt investments and the receipt of GSBD’s pro rata portion of senior secured loans from the liquidation and dissolution of the Senior Credit Fund. As of December 31, 2019, the senior secured loans received had a weighted average yield at amortized cost and fair value of 7.6% and 10.6%, respectively. In addition, the increase in the first lien/last-out unitranche weighted average yield at amortized cost and fair value was primarily driven by the exit from GSBD’s investments in NTS Communications, Inc.

The following table presents certain selected information regarding GSBD’s investment portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.):

	As of
	March 31, 2020	December 31, 2019
Number of portfolio companies	107	106
Percentage of performing debt bearing a floating rate(1)	98.5%	99.4%
Percentage of performing debt bearing a fixed rate(1)(2)	1.5%	0.6%
Weighted average yield on debt and income producing investments, at amortized cost(3)	8.5%	9.0%
Weighted average yield on debt and income producing investments, at fair value(3)	10.7%	9.6%
Weighted average leverage (net debt/EBITDA)(4)	5.6x	5.7x
Weighted average interest coverage(4)	2.6x	2.4x
Median EBITDA(4)	37.83 million	$37.64 million

(1)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(2)	Includes income producing preferred stock investments.
(3)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total performing debt and other income producing investments (excluding investments on non-accrual).

(4)

For a particular portfolio company, GSBD calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, GSBD includes debt that is both senior and pari passu to the tranche of debt owned by GSBD but excludes debt that is legally and contractually subordinated in ranking to the debt owned by GSBD. GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by GSBD relative to other senior and junior creditors of a portfolio company. GSBD typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of GSBD’s debt investments and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

For a particular portfolio company, GSBD also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of GSBD’s performing debt investments, including its exposure to underlying debt investments in the Senior Credit Fund and excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on GSBD’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by GSBD and may reflect a normalized or adjusted amount. As of March 31, 2020 and December 31, 2019, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 29.2% and 25.1%, respectively, of total debt investments at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by GSBD and may reflect a normalized or adjusted amount.

Floating rates are primarily LIBOR plus a spread.

GSAM monitors GSBD’s portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if it is meeting its respective business plan and to assess the appropriate course of action for each company. GSAM has several methods of evaluating and monitoring the performance and fair value of GSBD’s investments, which may include (i) assessment of success in adhering to the portfolio company’s business plan and compliance with covenants; (ii) periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments; (iii) comparisons to GSBD’s other portfolio companies in the industry, if any; (iv) attendance at and participation in board meetings or presentations by portfolio companies; and (v) review of monthly and quarterly financial statements and financial projections of portfolio companies.

As part of the monitoring process, GSAM also employs an investment rating system to categorize GSBD’s investments. In addition to various risk management and monitoring tools, GSAM grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to GSBD’s initial cost basis in respect of such portfolio investment (e.g., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The grading system for GSBD’s investments is as follows:

•

Grade 1 investments involve the least amount of risk to GSBD’s initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit;

•

Grade 2 investments involve a level of risk to GSBD’s initial cost basis that is similar to the risk to its initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to GSBD’s ability to ultimately recoup the cost of its investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2;

•

Grade 3 investments indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due; and

•

Grade 4 investments indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, in most cases, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that GSBD will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis upon exit.

GSAM grades the investments in GSBD’s portfolio at least quarterly and it is possible that the grade of a portfolio investment may be reduced or increased over time. For investments graded 3 or 4, GSAM enhances its level of scrutiny over the monitoring of such portfolio company. The following table shows the composition of GSBD’s portfolio on the 1 to 4 grading scale:

	As of
	March 31, 2020		December 31, 2019
Investment Performance Rating	Fair Value	Percentage of Total Portfolio at Fair Value	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)		(in millions)
Grade 1	$—	0.0%	$12.17	0.8%
Grade 2	1,111.63	78.1	1,366.84	94.1
Grade 3	306.13	21.5	60.04	4.1
Grade 4	4.99	0.4	15.20	1.0

Total Investments	$1,422.75	100.0%	$1,454.25	100.0%

The decrease in investments with a grade 1 investment performance rating as of March 31, 2020 compared to December 31, 2019 was primarily due to the repayment of investments with an aggregate fair value of $12.17 million. The increase in investments with a grade 3 investment performance rating as of March 31, 2020 compared to December 31, 2019 was primarily driven by increased market volatility, economic disruption and wider credit spreads resulting from the recent COVID-19 pandemic. Given the unprecedented nature of COVID-19 and the fiscal and monetary response designed to mitigate strain to businesses and the economy, the operating environment of GSBD’s portfolio companies is evolving rapidly. For further discussion of the impact of the COVID-19 pandemic on GSBD’s portfolio, please see “—Impact of COVID-19 Pandemic.” The decrease in investments with a grade 4 investment performance rating as of March 31, 2020 compared to December 31, 2019 was primarily driven by the sale of one investment with a fair value of $12.70 million.

The following table shows the amortized cost of GSBD’s performing and non-accrual investments:

	As of
	March 31, 2020		December 31, 2019
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,537.34	99.1%	$1,480.08	98.0%
Non-accrual	13.65	0.9	29.77	2.0

Total Investments	$1,550.99	100.0%	$1,509.85	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. GSBD may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

The following table shows GSBD’s investment activity for the three months ended March 31, 2020 and 2019 by investment type:

	For the Three Months Ended March 31,
	2020	2019
	($ in millions)
New investments committed at cost:
Gross originations	$81.78	$155.49
Less: Syndications(1)	—	—

Net amount of new investments committed at cost:	$81.78	$155.49
Amount of investments committed at cost(2):
First Lien/Senior Secured Debt	$80.73	$126.64
First Lien/Last-Out Unitranche	—	—
Second Lien/Senior Secured Debt	1.05	9.85
Unsecured Debt	—	—
Preferred Stock	—	19.00
Common Stock	—	—

Total	$81.78	$155.49

Proceeds from investments sold or repaid(10):
First Lien/Senior Secured Debt	$46.61	$13.13
First Lien/Last-Out Unitranche	0.04	0.05
Second Lien/Senior Secured Debt	—	64.60
Unsecured Debt	—	—
Preferred Stock	—	—
Common Stock	—	—

Total	$46.65	$77.78

Net increase (decrease) in portfolio	$35.13	$77.71

Number of new portfolio companies with new investment commitments(3)	4	7
Total new investment commitment amount in new portfolio companies(3)	$68.99	$101.04
Average new investment commitment amount in new portfolio companies(3)	$17.25	$14.43
Number of existing portfolio companies with new investment commitments(3)	3	4
Total new investment commitment amount in existing portfolio companies(3)	$12.79	$54.45
Weighted average remaining term for new investment commitments (in years)(3)(4)	5.3	5.8
Percentage of new debt investment commitments at floating interest rates(3)(11)	100.0%	100.0%
Percentage of new debt investment commitments at fixed interest rates(3)(5)(11)	—%	—%
Weighted average yield on new debt and income producing investment commitments(2)(3)(6)	8.3%	8.8%
Weighted average yield on new investment commitments(2)(3)(7)	8.3%	7.7%
Weighted average yield on debt and income producing investments sold or paid down(8)(10)	6.8%	11.0%
Weighted average yield on investments sold or paid down(9)(10)	6.8%	10.4%

(1)	Only includes syndications that occurred at the initial close of the investment.
(2)	Net of capitalized fees, expenses and original issue discount (“OID”) that occurred at the initial close of the investment.
(3)	May include positions originated during the period but not held at the reporting date.
(4)	Calculated as of the end of the relevant period and the maturity date of the individual investments.
(5)	May include preferred stock investments.
(6)

Computed based on (a) the annual actual interest rate on new debt and income producing investment commitments divided by (b) the total new debt and income producing investment commitments. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes investments that are non-accrual. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(7)

Computed based on (a) the annual actual interest rate on new investment commitments divided by (b) the total new investment commitments (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(8)

Computed based on (a) the annual actual interest rate on debt and income producing investments sold or paid down, divided by (b) the total debt and income producing investments sold or paid down. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments and investments that are on non-accrual.

(9)

Computed based on (a) the annual actual interest rate on investments sold or paid down, divided by (b) the total investments sold or paid down (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments.

(10)	Excludes unfunded commitments that may have expired or otherwise been terminated without receipt of cash proceeds or other consideration.
(11)	Computed based on amount of investments committed at cost.

The following table shows GSBD’s investment activity for the years ended December 31, 2019 and 2018 by investment type:

	For the Years Ended December 31,
	2019	2018
	($ in millions)
New investments committed at cost:
Gross originations	$605.08	$519.71
Less: Syndications(1)	—	—

Net amount of new investments committed at cost:	$605.08	$519.71
Amount of investments committed at cost(2)(12):
First Lien/Senior Secured Debt	$574.02	$392.87
First Lien/Last-Out Unitranche	0.61	25.67
Second Lien/Senior Secured Debt	11.45	82.49
Unsecured Debt	—	2.22
Preferred Stock	19.00	5.10
Common Stock	—	5.70
Investment Funds & Vehicles	—	5.66

Total	$605.08	$519.71

Proceeds from investments sold or repaid(10)(12):
First Lien/Senior Secured Debt	$437.90	$24.66
First Lien/Last-Out Unitranche	56.25	152.72
Second Lien/Senior Secured Debt	102.56	143.41
Unsecured Debt	—	—
Preferred Stock	—	—
Common Stock	2.50	2.15
Investment Funds & Vehicles	—	—

Total	$599.21	$322.94

Net increase (decrease) in portfolio	$5.87	$196.77

Number of new portfolio companies with new investment commitments(3)	30	24
Total new investment commitment amount in new portfolio companies(3)	$444.36	$366.63
Average new investment commitment amount in new portfolio companies(3)	$14.81	$15.28
Number of existing portfolio companies with new investment commitments(3)	22	21
Total new investment commitment amount in existing portfolio companies(3)	$160.72	$153.08
Weighted average remaining term for new investment commitments (in years)(3)(4)	5.0	5.1
Percentage of new debt investment commitments at floating interest rates(3)(11)	100.0%	99.7%
Percentage of new debt investment commitments at fixed interest rates(3)(5)(11)	—%	0.3%
Weighted average yield on new debt and income producing investment commitments(2)(3)(6)	8.9%	10.0%
Weighted average yield on new investment commitments(2)(3)(7)	8.7%	9.8%
Weighted average yield on debt and income producing investments sold or paid down(8)(10)	10.3%	10.9%
Weighted average yield on investments sold or paid down(9)(10)	9.4%	10.8%

(1)	Only includes syndications that occurred at the initial close of the investment.
(2)	Net of capitalized fees, expenses and original issue discount (“OID”) that occurred at the initial close of the investment.
(3)	May include positions originated during the period but not held at the reporting date.
(4)	Calculated as of the end of the relevant period and the maturity date of the individual investments.
(5)	May include preferred stock investments.
(6)

Computed based on (a) the annual actual interest rate on new debt and income producing investment commitments divided by (b) the total new debt and income producing investment commitments. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes investments that are non-accrual. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(7)

Computed based on (a) the annual actual interest rate on new investment commitments divided by (b) the total new investment commitments (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(8)

Computed based on (a) the annual actual interest rate on debt and income producing investments sold or paid down, divided by (b) the total debt and income producing investments sold or paid down. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments and investments that are on non-accrual.

(9)

Computed based on (a) the annual actual interest rate on investments sold or paid down, divided by (b) the total investments sold or paid down (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments.

(10)	Excludes unfunded commitments that may have expired or otherwise been terminated without receipt of cash proceeds or other consideration.
(11)	Computed based on amount of investments committed at cost.
(12)

In May 2019, the Senior Credit Fund ceased operations. In connection with this, GSBD received its pro rata portion of senior secured loans of $215.10 million and $210.09 million at amortized cost and at fair value, respectively and assumed GSBD’s pro rata portion of unfunded loan commitments totaling $5.66 million. The senior secured loans received consisted of 48 investments in 30 portfolio companies. As of December 31, 2019, the senior secured loans received had a weighted average yield at amortized cost and fair value of 7.6% and 10.6%, respectively. The impact of this transaction is excluded from the information presented in the table. For additional information see “Senior Credit Fund, LLC” below and Note 4 “Investments” in GSBD’s consolidated financial statements.

Results of Operations

The comparison for the years ended December 31, 2018 and 2017 can be found in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in GSBD’s Form 10-K for the fiscal year ended December 31, 2018.

Our operating results were as follows:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	(in millions)
Total investment income	$31.97	$36.53
Net expenses	13.36	13.81

Net investment income before taxes	18.61	22.72
Income tax expense, including excise tax	0.43	0.44

Net investment income after taxes	18.18	22.28
Net realized gain (loss) on investments	(10.14)	(24.72)
Net realized gain (loss) on foreign currency transactions	0.03	0.01
Net unrealized appreciation (depreciation) on investments	(72.65)	3.56
Net unrealized appreciation (depreciation) on foreign currency forward contracts and translations	0.70	0.88
Income tax (provision) benefit for realized and unrealized gains	0.10	0.20

Net increase (decrease) in net assets resulting from operations	$(63.78)	$2.21

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.

Investment Income

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	(in millions)
Interest	$30.48	$32.18
Dividend income	0.01	2.48
Payment-in-kind	1.23	1.21
Other income	0.25	0.66

Total investment income	$31.97	$36.53

Interest

Interest income from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, decreased from $32.18 million for the three months ended March 31, 2019 to $30.48 million for the three months ended March 31, 2020. The decrease is primarily due to a decrease in prepayment premiums, accelerated accretion of upfront loan origination fees and unamortized discounts and exit fees on certain investments. Included in interest for the three months ended March 31, 2020 and 2019 is $0.00 million and $0.65 million in prepayment premiums, $0.40 million and $1.04 million in accelerated accretion of upfront loan origination fees and unamortized discounts, and $0.01 million and $0.88 million for exit fees on investments.

Dividend income

Dividend income decreased from $2.48 million for the three months ended March 31, 2019 to $0.01 million for the three months ended March 31, 2020. The decrease was due to the effective liquidation and dissolution of the Senior Credit Fund in May 2019.

Payment-in-kind

PIK income from investments for the three months ended March 31, 2020 remained relatively consistent as compared to the three months ended March 31, 2019.

Other income

Other income decreased from $0.66 million for the three months ended March 31, 2019 to $0.25 million for the three months ended March 31, 2020. The decrease was primarily due to a decrease in amendment fees from GSBD’s portfolio companies.

Expenses

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	(in millions)
Interest and other debt expenses	$8.89	$8.45
Management fees	3.67	3.54
Incentive fees	—	0.49
Professional fees	0.71	0.64
Administration, custodian and transfer agent fees	0.24	0.24
Directors’ fees	0.14	0.11
Other expenses	0.37	0.34

Total Expenses	$14.02	$13.81

Fee waiver	(0.66)	—

Net Expenses	$13.36	$13.81

Interest and other debt expenses

Interest and other debt expenses increased from $8.45 million for the three months ended March 31, 2019 to $8.89 million for the three months ended March 31, 2020. The increase was primarily driven by the increase in average daily borrowings from $689.67 million to $800.40 million, partially offset by a decrease in the weighted average interest rate from 4.42% to 3.80%.

Management Fees and Incentive Fees

Management fees increased from $3.54 million for the three months ended March 31, 2019 to $3.67 million for the three months ended March 31, 2020. The increase was primarily driven by an increase in gross assets, excluding cash or cash equivalents. GSAM has voluntarily agreed to permanently waive $0.66 million of management fees for the three months ended March 31, 2020. Incentive fees decreased from $0.49 million for the three months ended March 31, 2019 to $0.00 million for the three months ended March 31, 2020. The decrease was a result of net realized losses and unrealized depreciation in GSBD’s portfolio.

Professional fees and other general and administrative expenses

Professional fees and other general and administrative expenses for the three months ended March 31, 2020 remained relatively consistent as compared to the three months ended March 31, 2019.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation) on Investments

The realized gains and losses on fully exited and partially exited portfolio companies consisted of the following:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	(in millions)
MPI Products LLC	$(5.58)	$—
Bolttech Mannings, Inc.	(4.70)	—
ASC Acquisition Holdings, LLC	—	(24.72)
Other, net	0.14	—

Net realized gain (loss)	$(10.14)	$(24.72)

For the three months ended March 31, 2020, net realized losses were primarily driven by GSBD’s investments in two portfolio companies. In March 2020, there was a restructure of GSBD’s second lien debt investment in MPI Products LLC (“MPI”), which resulted in a realized loss of $5.58 million. The private equity sponsor that purchased MPI provided it with new capital and GSBD received newly issued second lien debt and non-interest bearing second lien debt. Also in March 2020, GSBD’s second lien debt investment in Bolttech Mannings, Inc. was exchanged for common equity, which resulted in a realized loss of $4.70 million.

For the three months ended March 31, 2019, net realized losses were primarily driven by GSBD’s investment in ASC Acquisition Holdings, LLC whereby GSBD exchanged its first lien/last-out unitranche debt and second lien debt for preferred and common equity, which resulted in a realized loss of $24.72 million.

Any changes in fair value are recorded as a change in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to Note 2 “Significant Accounting Policies—Investments” in GSBD’s consolidated financial statements included in this joint proxy statement/prospectus. Net change in unrealized appreciation (depreciation) on investments were as follows:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Unrealized appreciation	$14.98	$19.27
Unrealized depreciation	(87.63)	(15.71)

Net change in unrealized appreciation (depreciation) on investments	$(72.65)	$3.56

The change in unrealized appreciation (depreciation) on investments consisted of the following:

For the Three Months Ended March 31, 2020
($ in millions)
Portfolio Company:
MPI Products LLC	$6.39
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	5.95
Wrike, Inc.	0.91
Bolttech Mannings, Inc.	0.82
Accuity Delivery Systems, LLC	0.81
Zep Inc.	(2.40)
Convene 237 Park Avenue, LLC (dba Convene)	(3.55)
SMB Shipping Logistics, LLC (dba Worldwide Express)	(3.56)
Animal Supply Holdings, LLC	(4.22)
Odyssey Logistics & Technology Corporation	(5.10)
Other, net(1)	(68.70)

Total	$(72.65)

(1)	For the three months ended March 31, 2020, other, net includes gross unrealized appreciation of $0.11 million and gross unrealized depreciation of $(68.81) million.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for the three months ended March 31, 2020 was primarily driven by increased market volatility, economic disruption, and wider credit spreads resulting from the recent COVID-19 pandemic. Given the unprecedented nature of COVID-19 and the fiscal and monetary response designed to mitigate strain to businesses and the economy, the operating environment of GSBD’s portfolio companies is evolving rapidly. For further discussion of the impact of the COVID-19 pandemic on GSBD’s portfolio, please see “—Impact of COVID-19 Pandemic.” In addition, the net change in unrealized appreciation (depreciation) was partially offset by the reversal of unrealized depreciation in connection with the aforementioned sale of MPI and the financial improvement of CB-HDT Holdings, Inc.

Valuations of investments are more difficult to determine when a severe economic shock occurs. Recent market conditions, characterized by dislocations of asset prices, higher volatility and reduced price transparency have made it more challenging to determine the fair value of some of GSBD’s investments. Valuation under the current circumstances has required greater use of judgment. For further information about fair value measurements, see Note 5 “Fair Value Measurement” to GSBD’s consolidated financial statements for the three months ended March 31, 2020 included in this joint proxy statement/prospectus.

For the Three Months Ended March 31, 2019
($ in millions)
Portfolio Company:
ASC Acquisition Holdings, LLC	$14.57
Avenue Stores, LLC	0.68
Continuum Managed Services LLC—Class B	0.58
Accuity Delivery Systems, LLC	0.39
Iracore International Holdings, Inc.	0.37
Senior Credit Fund, LLC	(0.53)
Infinity Sales Group	(0.57)
Zep Inc.	(0.73)
Other, net(1)	(0.89)
CB-HDT Holdings, Inc.	(3.45)
Country Fresh Holdings, LLC	(6.86)

Total	$3.56

(1)	For the three months ended March 31, 2019, other, net includes gross unrealized appreciation of $2.68 million and gross unrealized depreciation of $(3.57) million.

Net change in unrealized appreciation (depreciation) in our investments for the three months ended March 31, 2019 was primarily driven by the reversal of unrealized depreciation in connection with the aforementioned exchange with ASC Acquisition Holdings, LLC, partially offset by the unrealized depreciation in Country Fresh Holdings, LLC, which was placed on non-accrual status due to financial underperformance.

GSBD’s operating results for the years ended December 31, 2019 and 2018 were as follows:

	For the Years Ended December 31,
	2019	2018
	(in millions)
Total investment income	$147.26	$146.73
Net expenses	65.72	62.31

Net investment income (loss) before taxes	81.54	84.42
Income tax expense, including excise tax	(1.82)	(1.58)

Net investment income (loss) after taxes	79.72	82.84
Net realized gain (loss) on investments	(39.13)	1.73
Net realized gain (loss) on foreign currency transactions	0.10	(0.18)
Net unrealized appreciation (depreciation) on investments	(5.48)	(30.76)
Net unrealized appreciation (depreciation) on foreign currency forward contracts and translations	0.77	0.78
Income tax (provision) benefit for realized and unrealized gains	0.17	(0.73)

Net increase in net assets resulting from operations	$36.15	$53.68

Net increase in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.

Investment Income

	For the Years Ended December 31,
	2019	2018
	(in millions)
Interest	$136.58	$125.14
Dividend income	3.63	10.70
Payment-in-kind	4.47	8.79
Other income	2.58	2.10

Total investment income	$147.26	$146.73

Interest

Interest from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, increased from $125.14 million for the year ended December 31, 2018 to $136.58 million for the year ended December 31, 2019. The increase is primarily due to an increase in recurring interest income due to an increase in the size of GSBD’s portfolio and earning exit fees on certain investments. Included in interest for the years ended December 31, 2019 and 2018 is $1.92 million and $2.64 million, respectively, in prepayment premiums and $4.57 million and $3.27 million, respectively, in accelerated accretion of upfront loan origination fees and unamortized discounts, and $5.89 million and $1.30 million, respectively, for exit fees on investments.

Dividend income

Dividend income decreased from $10.70 million for the year ended December 31, 2018 to $3.63 million for the year ended December 31, 2019. The decrease was due to the effective liquidation and dissolution of the Senior Credit Fund in May 2019. For additional information see “Senior Credit Fund, LLC” below and Note 4 “Investments” in GSBD’s consolidated financial statements.

Payment-in-kind

Payment-in-kind (“PIK”) income from investments decreased from $8.79 million for the year ended December 31, 2018 to $4.47 million for the year ended December 31, 2019. The decrease is primarily driven by the full exit from GSBD’s investments in NTS Communications, Inc. in August 2019, which was previously on non-accrual status.

Other income

Other income for the year December 31, 2019 remained relatively consistent as compared to the year ended December 31, 2018.

Expenses

	For the Years Ended December 31,
	2019	2018
	(in millions)
Interest and other debt expenses	$36.31	$26.23
Management fees	14.70	15.97
Incentive fees	9.22	13.99
Professional fees	2.95	3.08
Administration, custodian and transfer agent fees	0.97	0.94
Directors’ fees	0.46	0.46
Other expenses	1.50	1.64

Total Expenses	$66.11	$62.31

Incentive fees waiver	(0.39)	—

Total Expenses	$65.72	$62.31

Interest and other debt expenses

Interest and other debt expenses increased from $26.23 million for the year ended December 31, 2018 to $36.31 million for the year ended December 31, 2019. The increase was primarily driven by the increase in weighted average interest rate for the GSBD Credit Facility from 3.97% to 4.18% and the increase in average daily borrowings under the GSBD Credit Facility from $416.12 to $611.50 million. In addition, costs associated with the Convertible Notes increased from $7.32 million for the year ended December 31, 2018 to $8.61 million for the year ended December 31, 2019.

Management Fees and Incentive Fees

Management fees decreased from $15.97 million for the year ended December 31, 2018 to $14.70 million for the year ended December 31, 2019. The decrease was primarily driven by the reduction in the management fee from an annual rate of 1.50% to an annual rate of 1.00% effective on June 15, 2018, partially offset by an increase in gross assets, excluding cash or cash equivalents. Incentive fees decreased from $13.99 million for the year ended December 31, 2018 to $9.22 million for the year ended December 31, 2019. The decrease was primarily driven by net capital losses on certain portfolio companies.

Professional fees and other general and administrative expenses

Professional fees and other general and administrative expenses for the year ended December 31, 2019 remained relatively consistent as compared to the year ended December 31, 2018.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation) on Investments

The realized gains and losses on fully exited and partially exited portfolio companies consisted of the following:

	For the Years Ended December 31,
	2019	2018
	(in millions)
ASC Acquisition Holdings, LLC	$(24.72)	$—
Country Fresh Holdings, LLC	(8.41)	—
Global Tel*Link Corporation	—	0.24
myON, LLC	—	1.55
NTS Communications, Inc.	(7.22)	—
Other, net	1.22	(0.06)

Net realized gain (loss)	$(39.13)	$1.73

For the year ended December 31, 2019, net realized losses were primarily driven by GSBD’s investments in three portfolio companies. In February 2019, GSBD’s first lien/last-out unitranche debt and second lien debt investment in ASC Acquisition Holdings, LLC was exchanged for preferred and common equity, which resulted in a realized loss of $24.72 million. In addition, in April 2019, GSBD’s second lien debt investment in Country Fresh Holdings, LLC was exchanged for common equity, which resulted in a realized loss of $8.41 million. Lastly, in August 2019, GSBD fully exited GSBD’s investments in NTS Communications, Inc., which resulted in a realized loss of $7.22 million.

In connection with the proceeds received from the exit of GSBD’s equity investment in myON, LLC , GSBD recorded an income tax provision of $0.45 million for the year ended December 31, 2018.

Any changes in fair value are recorded as a change in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies—Valuation of Portfolio Investments.” Net change in unrealized appreciation (depreciation) on investments were as follows:

	For the Years Ended December 31,
	2019	2018
	(in millions)
Change in unrealized appreciation	$47.35	$9.08
Change in unrealized depreciation	(52.83)	(39.84)

Net change in unrealized appreciation (depreciation) on investments	$(5.48)	$(30.76)

The change in unrealized appreciation (depreciation) on investments for years ended December 31, 2019 and 2018 consisted of the following:

For the Year Ended December 31, 2019
($ in millions)
Portfolio Company:
ASC Acquisition Holdings, LLC	$14.57
NTS Communications, Inc.	6.91
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	4.70
Iracore International Holdings, Inc.	3.55
Senior Credit Fund, LLC	3.54
Infinity Sales Group	3.26
Artesyn Embedded Technologies, Inc.	1.60
US Med Acquisition, Inc.	1.47
Accuity Delivery Systems, LLC	1.43
Country Fresh Holding Company Inc.	1.19
Spectrum Plastics Group, Inc.	(1.14)
Jill Acquisition LLC (dba J. Jill)	(1.24)
SMS Systems Maintenance Services, Inc.	(1.65)
Empirix, Inc.	(1.99)
GK Holdings, Inc. (dba Global Knowledge)	(3.00)
Other, net(1)	(3.59)
Bolttech Mannings, Inc.	(4.84)
MPI Products LLC	(6.17)
IHS Intermediate Inc. (dba Interactive Health Solutions)	(6.87)
Animal Supply Holdings, LLC	(7.39)
Zep Inc.	(9.82)

Total	$(5.48)

(1)	For the year ended December 31, 2019, other, net includes gross unrealized appreciation of $5.13 million and gross unrealized depreciation of $(8.72) million.

For the Year Ended December 31, 2018
($ in millions)
Portfolio Company:
CB-HDT Holdings, Inc.	$5.36
Vexos, Inc.	0.76
Accuity Delivery Systems, LLC	0.64
Mervin Manufacturing, Inc.	0.37
Datto, Inc.	0.35
Zep Inc.	(2.02)
Bolttech Mannings, Inc.	(2.35)
NTS Communications, Inc.	(2.44)
Conergy Asia Holdings, Ltd.	(4.43)
Other, net(1)	(12.01)
ASC Acquisition Holdings, LLC	(14.99)

Total	$(30.76)

(1)	For the year ended December 31, 2018, other, net includes gross unrealized appreciation of $1.60 million and gross unrealized depreciation of $(13.61) million.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for the year ended December 31, 2019 was primarily driven by the unrealized depreciation in Zep, Inc., Bolttech Mannings, Inc. and Animal Supply Holdings, LLC due to financial underperformance and the unrealized depreciation in IHS Intermediate Inc. (dba Interactive Health Solutions) and MPI Products LLC which were placed on non-accrual status due to their capital condition. The net change was offset by the reversal of unrealized depreciation in connection with the aforementioned exchange with ASC Acquisition Holdings, LLC. and the full exit from GSBD’s investments in NTS Communications, Inc. and the unrealized appreciation in CB-HDT Holdings, Inc. due to improved financial performance.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for the year ended December 31, 2018 was primarily driven by the unrealized depreciation in ASC Acquisition Holdings, LLC due to financial underperformance, and the unrealized depreciation in Conergy Asia Holdings, Ltd. due to its capital condition, which was partially offset by the unrealized appreciation in CB-HDT Holdings, Inc. due to improved financial performance.

Senior Credit Fund, LLC

Overview

The Senior Credit Fund, an unconsolidated Delaware limited liability company, was formed on May 7, 2014 and commenced operations on October 1, 2014. GSBD invested together with the Regents of the University of California (“Cal Regents”) through the Senior Credit Fund. The Senior Credit Fund’s principal purpose was to make investments, either directly or indirectly through its wholly owned subsidiary, Senior Credit Fund SPV I, LLC (“SPV I”), primarily in senior secured loans to middle-market companies. Each of GSBD and Cal Regents were responsible for sourcing the Senior Credit Fund’s investments. Each of GSBD and Cal Regents had a 50% economic ownership in the Senior Credit Fund and each had subscribed to and has fully contributed $100.00 million. On December 19, 2016, SPV I entered into an amended and restated credit facility (as amended, the “Asset Based Facility”), which consisted of a revolving credit facility (the “SPV I Revolving Credit Facility”), a term loan facility (the “SPV I Term Loan Facility”) and a Class B loan facility (the “SPV I Class B Facility”), with various lenders. For the Asset Based Facility, Natixis, New York Branch (“Natixis”) served as the facility agent, and State Street Bank and Trust Company served as the collateral agent. On February 27, 2019, the board of managers of the Senior Credit Fund authorized the liquidation and subsequent dissolution of the Senior Credit Fund and the pro-rata distribution of its assets and liabilities to the members of the Senior Credit Fund. On May 8, 2019, GSBD and Cal Regents each contributed $125.56 million to the Senior Credit Fund, which was used by the Senior Credit Fund to repay in full all outstanding indebtedness, including all accrued and unpaid interest and fees, under the Asset Based Facility and to fund certain other related expenses that the Senior Credit Fund expects to incur in connection with its dissolution. The Asset Based Facility was then terminated and all liens securing the collateral under the Asset Based Facility were released and terminated.

Following the repayment and termination of the aforementioned Asset Based Facility, the Senior Credit Fund distributed to its members their pro rata share of the assets of the Senior Credit Fund. The pro rata portion of the assets received by GSBD included senior secured loans of $215.10 million and $210.09 million at amortized cost and at fair value, respectively and cash of $9.82 million. In addition, GSBD assumed the obligation to fund outstanding unfunded commitments of the Senior Credit Fund that totaled $5.66 million, representing its pro rata portion of all unfunded commitments of the Senior Credit Fund at such time. The pro rata portion of the assets received by GSBD have been included in GSBD’s consolidated financial statements and notes thereto. After the satisfaction of all remaining liabilities and the distribution of remaining assets the Senior Credit Fund was terminated.

For further details, see Note 4 “Investments—Senior Credit Fund, LLC” to GSBD’s consolidated financial statements for the three months ended March 31, 2020 attached to this joint proxy statement/prospectus.

Financial Condition, Liquidity and Capital Resources

The primary use of existing funds and any funds raised in the future is expected to be for GSBD’s investments in portfolio companies, cash distributions to GSBD stockholders or for other general corporate purposes, including paying for operating expenses or debt service to the extent GSBD borrows or issues senior securities.

GSBD expects to generate cash primarily from the net proceeds of any future offerings of securities, future borrowings and cash flows from operations. To the extent GSBD determines that additional capital would allow GSBD to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if the GSBD Board otherwise determines that leveraging GSBD’s portfolio would be in its best interest and the best interests of its stockholders, GSBD may enter into credit facilities in addition to its existing credit facilities as discussed below, or issue other senior securities. GSBD would expect any such credit facilities may be secured by certain of its assets and may contain advance rates based upon pledged collateral. The pricing and other terms of any such facilities would depend upon market conditions when GSBD enters into any such facilities as well as the performance of GSBD’s business, among other factors. As a BDC, with certain limited exceptions, GSBD is only permitted to borrow amounts such that its asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met). See “—Key Components of Operations—Leverage.” As of March 31, 2020 and December 31, 2019, GSBD’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 165% and 187%, respectively. GSBD may also refinance or repay any of its indebtedness at any time based on its financial condition and market conditions.

GSBD may enter into investment commitments through signed commitment letters which may ultimately become investment transactions in the future. GSBD regularly evaluates and carefully considers its unfunded commitments using GSAM’s proprietary risk management framework for the purpose of planning GSBD’s capital resources and ongoing liquidity, including its financial leverage.

As of March 31, 2020, GSBD had cash of approximately $22.05 million, an increase of $12.64 million from December 31, 2019. Cash used by operating activities for the three months ended March 31, 2020 was approximately $104.15 million, primarily driven by a decrease in net assets resulting from operations of $63.78 million, purchases of investments of $99.27 million, and net purchase of investments in an affiliated money market fund of $64.31, offset by proceeds from sales and principal repayments of $50.32 million and proceeds from other operating activities of $72.89 million. Cash provided by financing activities for the year ended December 31, 2019 was approximately $116.81 million, primarily driven by repayments on debt of $408.68 million, distributions paid of $17.47 million and other financing activities of $10.11 million, offset by borrowings on debt of $553.07 million.

As of December 31, 2019, GSBD had cash of approximately $9.41 million, an increase of $3.30 million from December 31, 2018. Cash provided by operating activities for the year ended December 31, 2019 was approximately $35.27 million, primarily driven by a decrease in net assets resulting from operations of $36.15 million, proceeds from sales and principal repayments of $579.01 million and cash used by other operating activities of $49.95 million, offset by purchases of investments of $700.38 million. Cash used by financing activities for the year ended December 31, 2019 was approximately $38.56 million, primarily driven by repayments on debt of $451.6 million, distributions paid of $69.85 million and other financing activities of $0.58 million, offset by borrowings on debt of $560.59 million.

As of December 31, 2018, GSBD had cash of approximately $6.11 million, a decrease of $5.49 million from December 31, 2017. Cash used by operating activities for year ended December 31, 2018 was approximately $49.24 million, primarily driven by an increase in net assets resulting from operations of $53.68 million, proceeds from sales and principal repayments of $321.72 million, proceeds from other operating activities of $13.90 million and proceeds from net sale of investments in affiliated money market fund of $11.54 million, offset by purchases of investments of $450.08 million. Cash provided by financing activities for the year ended December 31, 2018 was approximately $43.75 million, primarily driven by repayments on debt of $365.75 million, distributions paid of $70.37 million and other financing activities of $4.05 million, offset by borrowings on debt of $483.92 million.

As of December 31, 2017, GSBD had cash of approximately $11.61 million. Cash used by operating activities for year ended December 31, 2017 was approximately $49.30 million, primarily driven by an increase in net assets resulting from operations of $49.55 million, proceeds from sales and principal repayments of $464.26 million and proceeds from other operating activities of $17.89 million, offset by purchases of investments of $569.46 million and net purchase of investments in affiliated money market fund of $11.54 million. Cash provided by financing activities for the year ended December 31, 2017 was approximately $56.34 million, primarily driven by repayments on debt of $473.35 million, distributions paid of $67.43 million and other financing activities of $1.30 million, offset by borrowings on debt of $516.85 million and proceeds from the issuance of common stock (net of underwriting and offering costs) of $81.57 million.

To the extent permissible under the risk retention rules and applicable provisions of the 1940 Act, GSBD may raise capital by securitizing certain of its investments, including through the formation of one or more CLOs or asset based facilities, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. GSBD may also pursue other forms of debt financing, including potentially from the Small Business Administration through a future SBIC subsidiary (subject to regulatory approvals).

Equity Issuances

There were no sales of GSBD Common Stock during the three months ended March 31, 2020 and the years ended December 31, 2019 and 2018.

Common Stock Repurchase Plans

In February 2016, the GSBD Board authorized GSBD to repurchase up to $25.00 million of GSBD Common Stock if the stock trades below the most recently announced NAV per share (including any updates, corrections or adjustments publicly announced by GSBD to any previously announced NAV per share), from March 18, 2016 to March 18, 2017, subject to certain limitations. In February 2017, the GSBD Board renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2018, in February 2018, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2019 and, in February 2019, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2020.

In connection with this authorization, GSBD entered into a 10b5-1 plan (the “Initial GSBD 10b5-1 Plan”). The Initial GSBD 10b5-1 Plan took effect on March 18, 2016 (with any purchases to commence after the opening of NYSE trading on March 21, 2016), was subsequently renewed and expired on March 18, 2018. GSBD entered into an agreement to renew the Initial GSBD 10b5-1 Plan on May 14, 2018, which was terminated on June 27, 2018 in connection with GSBD’s offering of Convertible Notes described below in “—Convertible Notes.” On June 27, 2018, GSBD entered into an agreement to renew the Initial GSBD 10b5-1 Plan with any purchases pursuant to the agreement to commence on September 25, 2018. The Initial GSBD 10b5-1 Plan expired on March 18, 2019.

In February 2019, the GSBD Board approved the GSBD 10b5-1 Plan, a new common stock repurchase plan that provides for GSBD to repurchase of up to $25.00 million of shares of GSBD Common Stock if the stock trades below the most recently announced NAV per share, subject to limitations. Under the GSBD 10b5-1 Plan, no purchases will be made if such purchases would (i) cause the aggregate ownership of GSBD’s outstanding stock by

Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of purchase) or (ii) cause GSBD’s Debt/Equity Ratio to exceed the lower of (a) 1.40 or (b) the Maximum Debt/Equity Ratio. In the GSBD 10b5-1 Plan, “Debt/Equity Ratio” means the sum of debt on the Consolidated Statements of Assets and Liabilities and the total notional value of the Purchaser’s unfunded commitments divided by 85% of total equity, as of the most recent reported financial statement end date, and “Maximum Debt/Equity Ratio” means the sum of debt on the balance sheet and committed uncalled debt divided by net assets, as of the most recent reported financial statement end date. Purchases under the GSBD 10b5-1 Plan would be conducted on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and other applicable securities laws. While the GSBD 10b5-1 Plan was temporarily suspended on December 9, 2019 and expired on March 18, 2020, the GSBD Board may approve a new 10b5-1 plan in the future.

Repurchases of GSBD Common Stock under a future 10b5-1 plan or otherwise may result in the price of GSBD Common Stock being higher than the price that otherwise might exist in the open market. For the three months ended March 31, 2020 and the years ended December 31, 2019 and 2018, GSBD did not repurchase any of GSBD Common Stock pursuant to the Initial GSBD 10b5-1 Plan, the GSBD 10b5-1 Plan or otherwise.

Dividend Reinvestment Plan

Concurrent with the IPO, GSBD adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the GSBD Board unless a stockholder elects to “opt out” of the plan. As a result, if GSBD Board declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. Due to regulatory considerations, Group Inc. has opted out of the dividend reinvestment plan, and GS & Co. has opted out of the dividend reinvestment plan in respect of any shares of GSBD Common Stock acquired through the GSBD 10b5-1 Plan.

For further details, see Note 9 “Net Assets” to GSBD’s consolidated financial statements for the three months ended March 31, 2020 included in this joint proxy statement/prospectus.

Contractual Obligations

GSBD has entered into certain contracts under which GSBD has future commitments. Payments under the GSBD Investment Management Agreement, pursuant to which GSAM has agreed to serve as GSBD’s investment adviser, are equal to (1) a percentage of value of GSBD’s average gross assets and (2) a two-part incentive fee. Under the GSBD Administration Agreement, pursuant to which State Street has agreed to furnish GSBD with the administrative services necessary to conduct its day-to-day operations, GSBD pays its administrator such fees as may be agreed between GSBD and its administrator that GSBD determines are commercially reasonable in GSBD’s sole discretion. Either party or the stockholders, by a vote of a majority of GSBD’s outstanding voting securities, may terminate the GSBD Investment Management Agreement without penalty on at least 60 days’ written notice to the other party. Either party may terminate the GSBD Administration Agreement without penalty upon at least 30 days’ written notice to the other party.

The following table shows GSBD’s contractual obligations as of March 31, 2020:

	Payments Due by Period (in millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Convertible Notes	$155.00	$—	$155.00	$—	$—
2025 Notes	$360.00	$—	$—	$360.00	$—
Revolving Credit Facility	$365.57	$—	$—	$365.57	$—
Revolving Credit Facility	€33.75	€—	€—	€33.75	€—

The following table shows GSBD’s contractual obligations as of December 31, 2019:

	Payments Due by Period (in millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Revolving Credit Facility	$580.55	$—	$—	$580.55	$—
Revolving Credit Facility	€33.75	€—	€—	€33.75	€—
Convertible Notes	$155.00	$—	$155.00	$—	$—

GSBD Credit Facility

On September 19, 2013, GSBD entered into the GSBD Credit Facility. GSBD amended and restated the GSBD Credit Facility on October 3, 2014, November 3, 2015, December 16, 2016, February 21, 2018, September 17, 2018 and February 25, 2020.

The aggregate committed borrowing amount under the GSBD Credit Facility is $795.00 million. The GSBD Credit Facility includes an uncommitted accordion feature that allows GSBD, under certain circumstances, to increase the borrowing capacity of the GSBD Credit Facility up to $1,000.00 million. Upon consummation of the Merger, the aggregate committed borrowings under the GSBD Credit Facility will be $1,695.00 million and the uncommitted accordion feature will allow GSBD to increase the borrowing capacity of the GSBD Credit Facility up to $2,250.00 million.

Borrowings denominated in USD, including amounts drawn in respect of letters of credit, bear interest (at GSBD’s election) of either (i) LIBOR plus a margin of either 1.75% or 1.875%, subject to borrowing base conditions or (ii) an alternative base rate, which is the higher of the Prime Rate, Federal Funds Effective Rate plus 0.50% and overnight LIBOR plus 1.00%, plus either 0.75% or 0.875%, subject to borrowing base conditions. Borrowings denominated in non-USD bear interest (at GSBD’s election) or EUR LIBOR plus a margin of either 1.75% or 1.875%, subject to borrowing base conditions. With respect to borrowings denominated in USD, GSBD may elect either LIBOR, or an alternative base rate at the time of borrowing, and borrowings may be converted from one rate to another at any time, subject to certain conditions. Interest is payable quarterly in arrears. GSBD pays a fee of 0.375% per annum on committed but undrawn amounts under the GSBD Credit Facility, payable quarterly in arrears. Any amounts borrowed under the GSBD Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on February 25, 2025.

For further details, see Note 6 “Debt—Revolving Credit Facility” to GSBD’s consolidated financial statements for the three months ended March 31, 2020 included in this joint proxy statement/prospectus.

Convertible Notes

On October 3, 2016, GSBD closed an offering of $115.00 million aggregate principal amount of unsecured Convertible Notes, which included $15.00 million aggregate principal amount issued pursuant to the initial purchasers’ exercise in full of an over-allotment option (the “Initial Convertible Notes”). The sale of the Initial Convertible Notes generated net proceeds of approximately $110.90 million. GSBD used the net proceeds of the offering to pay down debt under the GSBD Credit Facility.

On July 2, 2018, GSBD closed an offering of $40.00 million aggregate additional principal amount (the “Additional Convertible Notes”). The Additional Convertible Notes have identical terms, are fungible and are part of the Initial Convertible Notes. The sale of the Additional Convertible Notes generated net proceeds of approximately $38.57 million. GSBD used the net proceeds of the offering to pay down debt under the GSBD Credit Facility.

The Convertible Notes were issued pursuant to an indenture between GSBD and Wells Fargo Bank, National Association, as Trustee. Wells Fargo Bank, National Association and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The Convertible Notes bear interest at a rate of 4.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2017. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. In certain circumstances, the Convertible Notes will be convertible into cash, shares of GSBD Common Stock or a combination of cash and shares of GSBD Common Stock, based on an initial conversion rate of 40.8397 shares of GSBD Common Stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $24.49 per share of common stock, subject to customary anti-dilution adjustments and the other terms of the indenture governing the Convertible Notes. The conversion price is approximately 10.0% above the $22.26 per share closing price of GSBD Common Stock on September 27, 2016 and 16.7% above the $20.99 per share closing price of GSBD Common Stock on June 26, 2018. GSBD will not have the right to redeem the Convertible Notes prior to maturity.

For further details, see Note 6 “Debt—Convertible Notes” to GSBD’s consolidated financial statements for the three months ended March 31, 2020 included in this joint proxy statement/prospsectus.

2025 Notes

On February 10, 2020, GSBD closed an offering of $360.00 million aggregate principal amount of unsecured notes. The 2025 Notes were issued pursuant to an indenture between GSBD and Wells Fargo Bank, as Trustee. Wells Fargo Bank and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The 2025 Notes bear interest at a rate of 3.75% per year, payable semi-annually in arrears on February 10 and August 10 of each year, commencing on August 10, 2020. The 2025 Notes will mature on February 10, 2025 and may be redeemed in whole or in part at GSBD’s option at any time or from time to time at the redemption prices set forth in the indenture.

For further details, see Note 6 “Debt—2025 Notes” to GSBD’s consolidated financial statements for three months ended March 31, 2020 included in this joint proxy statement/prospectus.

Hedging

Subject to applicable provisions of the 1940 Act and applicable CFTC regulations, GSBD may enter into hedging transactions in a manner consistent with SEC guidance. To the extent that any of GSBD’s loans are denominated in a currency other than U.S. dollars, GSBD may enter into currency hedging contracts to reduce GSBD’s exposure to fluctuations in currency exchange rates. GSBD may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them, if any, will be borne by GSBD. GSAM has claimed relief from CFTC registration and regulation as a commodity pool operator pursuant to CFTC Rule 4.5 with respect to GSBD’s operations, with the result that GSBD will be limited in its ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, CFTC Rule 4.5 imposes strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of GSBD’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of GSBD’s portfolio. Moreover, GSBD anticipates entering into transactions involving such derivatives to a very limited extent solely for hedging purposes or otherwise within the limitations of CFTC Rule 4.5.

Off-Balance Sheet Arrangements

GSBD may become a party to investment commitments and to financial instruments with off-balance sheet risk in the normal course of GSBD’s business to fund investments and to meet the financial needs of its portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet.

As of March 31, 2020, GSBD believed that it had adequate financial resources to satisfy its unfunded commitments. As of March 31, 2020 and December 31, 2019, GSBD’s unfunded commitments to provide funds to portfolio companies were as follows:

	As of
	March 31, 2020	December 31, 2019
	(in millions)
Unfunded Commitments
First Lien/Senior Secured Debt	$58.96	$84.84
Second Lien/Senior Secured Debt	2.38	2.38

Total	$61.34	$87.22

Recent Developments

On May 5, 2020, the GSBD Board declared a quarterly distribution of $0.45 per share payable on July 15, 2020 to holders of record as of June 30, 2020.

Critical Accounting Policies

GSBD’s discussion and analysis of its financial condition and results of operations is based upon its consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, GSBD’s critical accounting policies are further described in the notes to the consolidated financial statements.

For a description of GSBD’s critical accounting policies, see Note 2 “Significant Accounting Policies” to GSBD’s consolidated financial statements for the three months ended March 31, 2020 included in this joint proxy statement/prospectus. GSBD considers the most significant accounting policies to be those related to Valuation of Portfolio Investments, Revenue Recognition, Non-Accrual Investments, Distribution Policy, and Income Taxes.

SENIOR SECURITIES OF GOLDMAN SACHS BDC, INC.

Information about GSBD’s senior securities is shown in the following table as of March 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014. The report of GSBD’s independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 is attached as an exhibit to this joint proxy statement/prospectus. There were no senior securities outstanding as of December 31, 2013 and December 31, 2012. GSBD has entered into the Merger Agreement with MMLC and certain other parties thereto. The Merger is currently anticipated to be completed during the fourth quarter of 2020, and is subject to certain closing conditions, including stockholder approvals. The information in the following table does not give effect to the Merger. This information about GSBD’s senior securities should be read in conjunction with GSBD’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.”

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Revolving Credit Facility(5)
March 31, 2020 (Unaudited)	$402.80		$1,645.55	—	N/A
December 31, 2019	$618.41		$1,869.46	—	N/A
December 31, 2018	$509.42		$2,062.21	—	N/A
December 31, 2017	$431.25		$2,328.75	—	N/A
December 31, 2016	$387.75		$2,323.00	—	N/A
December 31, 2015	$419.00		$2,643.56	—	N/A
December 31, 2014	$350.00		$2,641.66	—	N/A
December 31, 2013	$—	$	N/A	—	N/A
December 31, 2012	$—	$	N/A	—	N/A
Convertible Notes due 2022(6)
March 31, 2020 (Unaudited)	$155.00		$1,645.55	—	N/A
December 31, 2019	$155.00		$1,869.46	—	N/A
December 31, 2018	$155.00		$2,062.21	—	N/A
December 31, 2017	$115.00		$2,328.75	—	N/A
December 31, 2016	$115.00		$2,323.00	—	N/A
Unsecured Notes due 2025(7)
March 31, 2020 (Unaudited)	$360.00		$1,645.55	—	N/A
Foreign Currency Forward Contracts(8)
March 31, 2020 (Unaudited)	$3.68		$1,645.55	—	N/A
December 31, 2019	$4.23		$1,869.46	—	N/A
December 31, 2018	$3.90		$2,062.21	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of GSBD’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. As of March 31, 2020, GSBD’s asset coverage per unit as calculated with respect to its aggregate secured senior securities was $3,764.51.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because such senior securities are not registered for public trading.

(5)	The GSBD Credit Facility was entered into on September 19, 2013.
(6)	$115 million aggregate principal amount of Convertible Notes were issued on October 3, 2016 and an additional $40 million aggregate principal amount of Convertible Notes were issued on July 2, 2018.
(7)	$360 million aggregate principal amount of 2025 Notes were issued on February 10, 2020.
(8)

GSBD enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of GSBD’s investments denominated in foreign currencies. The above table sets forth GSBD’s net exposure to foreign currency forward contracts.

PORTFOLIO COMPANIES OF GOLDMAN SACHS BDC, INC.

The following table sets forth certain information as of March 31, 2020 for each portfolio company in which GSBD had an investment. Other than these investments, GSBD’s only formal relationships with its portfolio companies are the significant managerial assistance that GSBD may provide upon request and the board observation or participation rights GSBD may receive in connection with GSBD’s investment. As defined by the 1940 Act, GSBD “controls” two of its portfolio companies, and is considered an “affiliate” of eight of its portfolio companies. In general, under the 1940 Act, GSBD would be presumed to “control” a portfolio company if GSBD owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if GSBD owned more than 5% of its outstanding voting securities.

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Investments at Fair Value – 249.98%
1st Lien/Senior Secured Debt * # – 180.63%
3SI Security Systems, Inc.(1)	101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Commercial Services & Supplies	6.75%	L + 5.75%; 1.00% Floor	06/16/2023	$14,736	$14,618	$14,183	—
A Place For Mom, Inc.	701 5th Ave, Suite 3200, Seattle, WA 98104	Diversified Consumer Services	4.75%	L + 3.75%; 1.00% Floor	08/10/2024	8,820	8,813	7,497	—
Accuity Delivery Systems, LLC^ (1) (2)	810 7th Avenue, Suite 1110, New York, NY 10019	Health Care Providers & Services	8.00%	L + 7.00%; 1.00% Floor	06/13/2023	10,170	9,959	10,272	—
Acquia, Inc.(1) (2)	53 State Street, 10th Floor Boston, MA 02109	Software	8.58%	L + 7.00%; 1.00% Floor	10/31/2025	12,364	12,130	11,746	—
Acquia, Inc.(1) (2) (3)	53 State Street, 10th Floor Boston, MA 02109	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,322	(25)	(66)	—
Animal Supply Holdings, LLC^^ (1) (4)	600 E. Las Colinas Boulevard, Suite 700, Irving, TX 75039	Distributors	11.78%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	02/22/2022	3,894	3,869	3,641	—
Ansira Partners, Inc.	2300 Locust Street, Saint Louis, MO 63103	Professional Services	7.36%	L + 5.75%; 1.00% Floor	12/20/2022	4,566	4,543	4,018	—
Ansira Partners, Inc.(3)	2300 Locust Street, Saint Louis, MO 63103	Professional Services	6.98%	L + 5.75%; 1.00% Floor	12/20/2022	281	184	152	—
Apptio, Inc.(1) (2)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services	8.25%	L + 7.25%; 1.00% Floor	01/10/2025	32,702	32,149	31,803	—
Apptio, Inc.(1) (2) (3)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	2,225	(36)	(61)	—
Associations, Inc.(1) (2)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	13,650	13,523	12,660	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Associations, Inc.(1) (2) (3)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	$2,995	$2,117	$1,928	—
Associations, Inc.(1) (2)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	8.00%	L + 6.00%; 1.00% Floor	07/30/2024	587	581	544	—
ATX Networks Corp.	8-1602 Tricont Avenue Whitby, ON L1N 7C3 Canada	Communications Equipment	8.45%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	7,303	7,285	5,697	—
ATX Networks Corp.	8-1602 Tricont Avenue Whitby, ON L1N 7C3 Canada	Communications Equipment	8.45%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	464	460	362	—
Badger Sportswear, Inc.	111 Badger Lane, Statesville, NC 28625-2758	Textiles, Apparel & Luxury Goods	6.25%	L + 5.00%; 1.00% Floor	09/11/2023	7,150	7,095	5,506	—
Barbri, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251	Diversified Consumer Services	5.77%	L + 4.25%; 1.00% Floor	12/01/2023	6,243	6,223	5,119	—
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	124 W Oxmoor Rd, Birmingham, AL 35209	Hotels, Restaurants & Leisure	7.20%	L + 5.75%; 1.00% Floor	08/19/2025	6,193	6,136	5,899	—
Brillio, LLC(1) (2)	5201 Great America Parkway, Santa Clara, CA 95054	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	4,486	4,448	4,239	—
Brillio, LLC(1) (2) (3)	5201 Great America Parkway Santa Clara, CA 95054	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	1,510	755	672	—
Bullhorn, Inc.(1) (2)	100 Summer Street, 17th FL Boston, MA 02210	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	10,967	10,814	10,474	—
Bullhorn, Inc.(1) (2)	100 Summer Street, 17th FL Boston, MA 02210	Professional Services	6.50%	L + 5.50%; 1.00% Floor	10/01/2025	545	538	521	—
Bullhorn, Inc.(1) (2)	100 Summer Street, 17th FL Boston, MA 02210	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	181	179	173	—
Bullhorn, Inc.(1) (2) (3)	100 Summer Street, 17th FL Boston, MA 02210	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	727	126	104	—
Businessolver.com, Inc.(1) (2)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.19%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,379	11,922	—
Businessolver.com, Inc.(1) (2)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	8.50%	L + 7.50%; 1.00% Floor	05/15/2023	11,175	10,955	10,616	—
Businessolver.com, Inc.(1) (2)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.15%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	1,855	1,788	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Businessolver.com, Inc.(1) (2) (3)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology		L + 7.50%; 1.00% Floor	05/15/2023	$1,569	$(20)	$(78)	—
CFS Management, LLC (dba Center for Sight Management)(1) (2)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services	7.34%	L + 5.75%; 1.00% Floor	07/01/2024	4,785	4,743	4,558	—
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	1,418	(12)	(67)	—
Chronicle Bidco Inc. (dba Lexitas)(1) (2)	13101 Northwest Fwy, Ste 210 Houston, TX 77040	Professional Services	7.45%	L + 5.75%; 1.00% Floor	11/14/2025	6,983	6,850	6,738	—
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	13101 Northwest Fwy, Ste 210 Houston, TX 77040	Professional Services	7.38%	L + 5.75%; 1.00% Floor	11/14/2025	2,936	1,540	1,481	—
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	13101 Northwest Fwy, Ste 210 Houston, TX 77040	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	880	(17)	(31)	—
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	8214 Westchester Drive, Suite 950 Dallas, TX 75225	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,797	8,611	—
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	8214 Westchester Drive, Suite 950 Dallas, TX 75225	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	6,602	6,510	6,387	—
ConnectWise, LLC(1) (2)	4110 George Road, Suite 200 Tampa, FL 33634	IT Services	7.07%	L + 6.00%; 1.00% Floor	02/28/2025	13,532	13,276	12,551	—
ConnectWise, LLC(1) (2) (3)	4110 George Road, Suite 200 Tampa, FL 33634	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	1,036	(19)	(75)	—
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development	9.09%	L + 7.50%; 1.50% Floor	08/30/2024	21,200	20,816	18,020	—
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development	9.24%	L + 7.50%; 1.50% Floor	08/30/2024	6,220	3,148	2,301	—
CorePower Yoga LLC(2)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services	5.47%	L + 4.50%	05/14/2025	9,939	9,809	8,945	—
CorePower Yoga LLC(2) (3)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.50%	05/14/2025	158	(2)	(16)	—
CorePower Yoga LLC(2) (3)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.75%	05/14/2025	678	(9)	(68)	—
CST Buyer Company (dba Intoxalock)(2)	11035 Aurora Avenue, Urbandale, IA 50322	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	12,311	12,163	10,464	—
CST Buyer Company (dba Intoxalock) (2) (3)	11035 Aurora Avenue, Urbandale, IA 50322	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	876	515	394	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
DDS USA Holding, Inc.(1) (2)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	$3,795	$3,783	$3,662	—
DDS USA Holding, Inc.(1) (2)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	3,589	3,577	3,463	—
DDS USA Holding, Inc.(1) (2)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	7.00%	P + 3.75%; 1.00% Floor	06/30/2022	1,079	1,076	1,041	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€15,975	18,349	17,443	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	6.93%	L + 5.50%; 1.00% Floor	04/14/2022	3,821	3,791	3,783	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	1,472	1,460	1,457	—
Diligent Corporation(1) (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	6.92%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	1,125	1,131	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	6.57%	L + 5.50%; 1.00% Floor	04/14/2022	505	501	500	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	245	242	242	—
Diligent Corporation(1) (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	4,268	(33)	(43)	—
DocuTAP, Inc.(1) (2)	101 South Phillips Avenuenue, Suite 300 Sioux Falls, SD 57104	Health Care Technology	6.50%	L + 5.50%; 1.00% Floor	05/12/2025	24,033	23,505	23,012	—
E2open, LLC(1) (2)	9600 Great Hills Trail, Suite 300E Austin, TX 78759	Software	7.36%	L + 5.75%; 1.00% Floor	11/26/2024	16,219	16,075	15,489	—
Elemica Parent, Inc.(1) (2)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals	6.39%	L + 5.50%	09/18/2025	2,898	2,831	2,681	—
Elemica Parent, Inc.(1) (2) (3)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals	6.68%	L + 5.50%	09/18/2025	380	270	250	—
Elemica Parent, Inc.(1) (2) (3)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals		L + 5.50%	09/18/2025	560	(6)	(42)	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Empirix, Inc.(1) (2)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services	7.71%	L + 6.25%; 1.00% Floor	09/25/2024	$22,030	$21,725	$19,387	—
Empirix, Inc.(1) (2)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services	7.63%	L + 6.25%; 1.00% Floor	09/25/2023	1,300	1,284	1,144	—
Eptam Plastics, Ltd.(1) (2)	Eptam Plastics, Ltd. 2 Riverside Business Park Northfield, New Hampshire 03276	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	4,300	4,238	4,117	—
Eptam Plastics, Ltd.(1) (2)	Eptam Plastics, Ltd. 2 Riverside Business Park Northfield, New Hampshire 03276	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	915	902	876	—
Eptam Plastics, Ltd.(1) (2) (3)	Eptam Plastics, Ltd. 2 Riverside Business Park Northfield, New Hampshire 03276	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	1,830	(13)	(78)	—
Fenergo Finance 3 Limited(1) (2) (5)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services	7.70%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,404	18,699	—
Fenergo Finance 3 Limited(1) (2) (3) (5)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(15)	(56)	—
Fenergo Finance 3 Limited(1) (2) (3) (5)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(23)	(79)	—
FWR Holding Corporation (dba First Watch Restaurants)(1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	4,438	4,369	4,182	—
FWR Holding Corporation (dba First Watch Restaurants)(1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	887	873	836	—
FWR Holding Corporation (dba First Watch Restaurants)(1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	561	552	528	—
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	587	388	363	—
Gastro Health Holdco, LLC(1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	6.86%	L + 5.50%; 1.00% Floor	09/04/2024	9,728	9,576	9,242	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Gastro Health Holdco, LLC(1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2024	$5,071	$4,990	$4,818	—
Gastro Health Holdco, LLC(1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	7.71%	L + 5.50%; 1.00% Floor	09/04/2024	4,865	4,798	4,622	—
Gastro Health Holdco, LLC(1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2023	2,000	1,972	1,900	—
GH Holding Company (dba Grace Hill)(1)	15 S Main St, Suite 500, Greenville, SC 29601	Real Estate Management & Development	5.49%	L + 4.50%	02/28/2023	7,350	7,327	7,019	—
GI Revelation Acquisition LLC (dba Consilio)	1209 Orange Street, Wilmington, DE 19801	IT Services	5.99%	L + 5.00%	04/16/2025	4,670	4,652	3,596	—
GK Holdings, Inc. (dba Global Knowledge)	9000 Regency Parkway, Suite 400, ,Cary, NC 27518	IT Services	7.45%	L + 6.00%; 1.00% Floor	01/20/2021	8,527	8,518	5,799	—
GlobalTranz Enterprises, Inc.(2)	7350 North Dobson Road, Suite 130, Scottsdale, AZ 85256	Road & Rail	5.93%	L + 5.00%	05/15/2026	7,662	7,523	5,421	—
Governmentjobs.com, Inc. (dba NeoGov)(1) (2)	300 Continental Blvd., El Segundo, CA 90245	Software	8.24%	L + 6.50%; 1.00% Floor	02/05/2026	18,305	17,946	17,893	—
Governmentjobs.com, Inc. (dba NeoGov)(1) (2) (3)	300 Continental Blvd., El Segundo, CA 90245	Software		L + 6.50%; 1.00% Floor	02/05/2026	2,441	(48)	(55)	—
Granicus, Inc.(2)	707 17th Street, Suite 4000, Denver, CO 80202	Software	5.75%	L + 4.75%; 1.00% Floor	09/07/2022	9,921	9,847	9,326	—
Halo Branded Solutions, Inc.	1500 HALO Way, Sterling, IL 61081	Commercial Services & Supplies	5.50%	L + 4.50%; 1.00% Floor	06/30/2025	6,474	6,421	5,179	—
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2)	6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Hotels, Restaurants & Leisure	8.20%	L + 6.75%; 1.00% Floor	07/09/2025	23,157	22,845	20,841	—
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2) (3)	6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Hotels, Restaurants & Leisure	7.75%	L + 6.75%; 1.00% Floor	07/09/2025	1,883	1,058	894	—
Hygiena Borrower LLC	941 Avenida Acaso, Camarillo, CA 93012	Life Sciences Tools & Services	5.45%	L + 4.00%; 1.00% Floor	08/26/2022	12,489	12,408	11,864	—
Hygiena Borrower LLC(3)	941 Avenida Acaso, Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	715	(3)	(36)	—
Hygiena Borrower LLC(3)	941 Avenida Acaso, Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,313	(10)	(66)	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
iCIMS, Inc.(1) (2)	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	$29,895	$29,425	$28,475	—
iCIMS, Inc.(1) (2)	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	5,506	5,409	5,244	—
iCIMS, Inc.(1) (2) (3)	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(28)	(89)	—
Infinity Sales Group(1)	5201 Congress Avenue, Suite 150, Boca Raton, FL 33487	Media	11.96%	L + 10.50%; 1.00% Floor	11/23/2022	25,579	25,579	26,218	—
Instructure Holdings(2)	600 Montgomery St, 20th Floor, San Francisco, CA 94111	Diversified Consumer Services	8.21%	L + 7.00%; 1.00% Floor	03/24/2026	25,863	25,541	25,540	—
Instructure Holdings(2) (3)	600 Montgomery St, 20th Floor, San Francisco, CA 94111	Diversified Consumer Services		L + 7.00%; 1.00% Floor	03/24/2026	2,000	(25)	(25)	—
Integral Ad Science, Inc.(1) (2)	95 Morton Street, 8th Floor, New York, NY 10014	Interactive Media & Services	8.25%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	25,734	25,344	24,769	—
Integral Ad Science, Inc.(1) (2) (3)	95 Morton Street, 8th Floor, New York, NY 10014	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(24)	(68)	—
Internet Truckstop Group, LLC (dba Truckstop)(1) (2)	222 N. Plymouth Avenue, New Plymouth, ID 83655	Transportation Infrastructure	6.96%	L + 5.50%; 1.00% Floor	04/02/2025	22,153	21,675	21,266	—
Internet Truckstop Group, LLC (dba Truckstop)(1) (2) (3)	222 N. Plymouth Avenue, New Plymouth, ID 83655	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	1,800	(38)	(72)	—
Iracore International Holdings, Inc.^ (1)	3516 13th Avenue, Hibbing, MN 55746	Energy Equipment & Services	10.00%	L + 9.00%; 1.00% Floor	04/12/2021	2,917	2,917	2,888	—
Jill Acquisition LLC (dba J. Jill)	4 Batterymarch Park Quincy, MA 02169 United States	Specialty Retail	6.78%	L + 5.00%; 1.00% Floor	05/08/2022	6,681	6,660	4,718	—
Kawa Solar Holdings Limited^ (1) (5) (6)	Anckelmannsplatz 1, 20537 Hamburg, Germany	Construction & Engineering			05/26/2020	3,917	3,603	3,244	—
Kawa Solar Holdings Limited^ (1) (5) (6)	Anckelmannsplatz 1, 20537 Hamburg, Germany	Construction & Engineering			05/26/2020	5,201	2,683	—	—
Lithium Technologies, Inc.(1) (2)	225 Bush St., 15th Floor, San Francisco, CA 94104	Interactive Media & Services	9.00%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,420	36,920	—
Lithium Technologies, Inc.(1) (2) (3)	225 Bush St., 15th Floor, San Francisco, CA 94104	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	2,684	(34)	(141)	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Mailgun Technologies, Inc.(1) (2)	112 E Pecan St. #1135, San Antonio, TX 78205	Interactive Media & Services	7.08%	L + 6.00%; 1.00% Floor	03/26/2025	$15,856	$15,579	$15,063	—
Mailgun Technologies, Inc.(1) (2) (3)	112 E Pecan St. #1135, San Antonio, TX 78205	Interactive Media & Services		L + 6.00%; 1.00% Floor	03/26/2025	993	—	(50)	—
Mervin Manufacturing, Inc.(1)	3400 Stone Way, Suite 200, Seattle, WA 98103	Leisure Products	8.50%	L + 7.50%; 1.00% Floor	09/30/2022	10,859	10,857	10,289	—
Midwest Transport, Inc.(1) (2)	11385 N. Trimble Rd, Robinson, IL 62454	Road & Rail	8.07%	L + 7.00%; 1.00% Floor	10/02/2023	11,748	11,660	11,513	—
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2)	1040 Stony Hill Road, Suite 300, Yardley, PA 1967	Health Care Technology	7.28%	L + 5.50%; 1.00% Floor	11/15/2024	20,661	20,315	19,938	—
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2) (3)	1040 Stony Hill Road, Suite 300, Yardley, PA 19067	Health Care Technology	7.59%	L + 5.50%; 1.00% Floor	11/15/2024	3,188	2,628	2,566	—
MRI Software LLC	28925 Fountain Parkway Solon, OH 44139 United States	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	7,842	7,766	6,822	—
MRI Software LLC(3)	28925 Fountain Parkway Solon, OH 44139 United States	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	622	305	230	—
MRI Software LLC(3)	28925 Fountain Parkway Solon, OH 44139 United States	Real Estate Management & Development		L + 5.50%; 1.00% Floor	02/10/2026	1,363	(8)	(177)	—
Netvoyage Corporation (dba NetDocuments)(1) (2)	2500 W Executive Parkway, Suite 350, Lehi, UT 84043	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	8,493	8,385	8,089	—
Netvoyage Corporation (dba NetDocuments)(1) (2)	2500 W Executive Parkway, Suite 350, Lehi, UT 84043	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	3,980	3,907	3,791	—
Netvoyage Corporation (dba NetDocuments)(1) (2)	2500 W Executive Parkway, Suite 350, Lehi, UT 84043	Software	8.83%	L + 7.75%; 1.00% Floor	03/24/2022	801	785	763	—
Netvoyage Corporation (dba NetDocuments)(1) (2) (3)	2500 W Executive Parkway, Suite 350, Lehi, UT 84043	Software		L + 7.75%; 1.00% Floor	03/24/2022	654	(5)	(31)	—
Output Services Group, Inc.	100 Challenger Road, Suite 303, Ridgefield Park, NJ 07660	Diversified Consumer Services	6.11%	L + 4.50%; 1.00% Floor	03/27/2024	3,932	3,919	2,988	—
Pharmalogic Holdings Corp.(1)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	3,230	3,225	3,036	—
Pharmalogic Holdings Corp.(1)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	1,755	1,752	1,650	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Pharmalogic Holdings Corp.(1)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	$1,725	$1,718	$1,621	—
Pharmalogic Holdings Corp.(1)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	927	926	872	—
Picture Head Midco LLC(1) (2)	1132 N Vine. St. Hollywood, CA 90038	Entertainment	7.75%	L + 6.75%; 1.00% Floor	08/31/2023	18,437	18,158	16,686	—
PlanSource Holdings, Inc.(1) (2)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology	7.95%	L + 6.25%; 1.00% Floor	04/22/2025	22,780	22,382	21,527	—
PlanSource Holdings, Inc.(1) (2) (3)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	3,142	(53)	(173)	—
Power Stop, LLC(2)	6112 W. 73rd Street, Unit C, Bedford Park, IL 60638	Auto Components	5.95%	L + 4.50%	10/19/2025	7,505	7,489	6,755	—
Premier Imaging, LLC (dba Lucid Health)(1) (2)	100 E. Campus View Blvd. Suite 100 Columbus, OH 43235	Health Care Providers & Services	6.50%	L + 5.50%; 1.00% Floor	01/02/2025	11,741	11,574	11,095	—
Professional Physical Therapy(1)	576 Broadhollow Road Melville, NY 11747	Health Care Providers & Services	8.33%	L + 6.75% (incl. 5.75% PIK); 1.00% Floor	12/16/2022	5,824	5,177	4,659	—
PT Intermediate Holdings III, LLC (dba Parts Town)(2)	1200 Greenbriar Dr, Addison, IL 60101	Trading Companies & Distributors	6.95%	L + 5.50%; 1.00% Floor	10/15/2025	11,731	11,675	9,619	—
Riverpoint Medical, LLC(1) (2)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	8,975	8,935	8,302	—
Riverpoint Medical, LLC(1) (2) (3)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	1,644	815	699	—
Selectquote, Inc.(2)	6800 W. 115th St Overland Park, KS 66211	Insurance	7.03%	L + 6.00%; 1.00% Floor	11/05/2024	10,700	10,501	9,630	—
SF Home Décor, LLC (dba SureFit Home Décor)(1) (2)	8000 Quarry Road, Alburtis, PA 18011	Household Products	11.21%	L + 9.75%; 1.00% Floor	07/13/2022	18,859	18,481	17,350	—
Shopatron, LLC (dba Kibo)(1) (2)	717 North Harwood Street, Suite 1900, Dallas, TX 75201	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	5,996	5,920	5,846	—
Shopatron, LLC (dba Kibo)(1) (2) (4)	717 North Harwood Street, Suite 1900, Dallas, TX 75201	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	1,848	1,837	1,802	—
SMS Systems Maintenance Services, Inc.	10420 Harris Oaks Blvd, Suite C, Charlotte, NC 28269	IT Services	6.45%	L + 5.00%; 1.00% Floor	10/30/2023	7,256	7,235	4,817	—
SPay, Inc. (dba Stack Sports)(1) (2)	5360 Legacy Drive, Suite 150, Plano, TX 75024	Interactive Media & Services	6.82%	L + 5.75%; 1.00% Floor	06/17/2024	10,332	10,178	9,273	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
SPay, Inc. (dba Stack Sports)(1) (2) (3)	5360 Legacy Drive, Suite 150, Plano, TX 75024	Interactive Media & Services	6.75%	L + 5.75%; 1.00% Floor	06/17/2024	$1,140	$743	$643	—
SPay, Inc. (dba Stack Sports)(1) (2)	5360 Legacy Drive, Suite 150, Plano, TX 75024	Interactive Media & Services	7.63%	L + 5.75%; 1.00% Floor	06/17/2024	381	379	342	—
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	14520 W Granite Valley Drive Sun City West, AZ 85375	Health Care Providers & Services	6.25%	L + 5.25%; 1.00% Floor	08/15/2025	10,904	10,755	10,332	—
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	14520 W Granite Valley Drive Sun City West, AZ 85375	Health Care Providers & Services	6.28%	L + 5.25%; 1.00% Floor	08/15/2025	1,857	1,832	1,760	—
Tronair Parent Inc.	1 Air Cargo Parkway East, Swanton, OH 43558	Air Freight & Logistics	6.46%	L + 4.75%; 1.00% Floor	09/08/2023	6,755	6,719	5,269	—
U.S. Acute Care Solutions, LLC	4535 Dressler Rd NW, Canton, OH 44718	Health Care Providers & Services	6.07%	L + 5.00%; 1.00% Floor	05/17/2021	6,289	6,270	5,660	—
US Med Acquisition, Inc.(1)	8260 NW 27 Street, Suite 403, Doral, FL 33122	Health Care Equipment & Supplies	9.95%	L + 8.50%; 1.00% Floor	08/13/2021	29,566	29,397	28,605	—
Viant Medical Holdings, Inc.(1) (2)	2 Hampshire Street, Foxborough, MA 02035	Health Care Equipment & Supplies	7.70%	L + 6.25%; 1.00% Floor	07/02/2025	12,957	12,749	11,337	—
Villa Bidco Inc (dba Authority Brands)(2)	7230 Lee Deforest Drive, Columbia, MD, 21046	Diversified Consumer Services	6.75%	L + 5.75%; 1.00% Floor	03/21/2025	10,785	10,545	10,543	—
Villa Bidco Inc (dba Authority Brands)(2) (3)	7230 Lee Deforest Drive, Columbia, MD, 21046	Diversified Consumer Services	8.00%	L + 5.75%; 1.00% Floor	03/21/2025	865	219	219	—
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2023	18,645	18,461	18,272	—
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2022	882	874	864	—
WebPT, Inc.(1) (2)	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	8.36%	L + 6.75%; 1.00% Floor	08/28/2024	10,192	10,008	9,351	—
WebPT, Inc.(1) (2)	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	7.95%	L + 6.75%; 1.00% Floor	08/28/2024	1,062	1,043	974	—
WebPT, Inc.(1) (2) (3)	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,274	(11)	(105)	—
Wine.com, LLC(1) (2)	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,296	6,144	—
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (5)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development	7.50%	L + 6.50%; 1.00% Floor	06/13/2025	31,694	31,128	30,902	—
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (3) (5)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	3,169	(55)	(79)	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
WorkForce Software, LLC(1) (2)	38705 Seven Mile Road, Livonia, MI 48152	Software	8.11%	L + 6.50%; 1.00% Floor	07/31/2025	$8,735	$8,576	$8,167	—
WorkForce Software, LLC(1) (2) (3)	38705 Seven Mile Road, Livonia, MI 48152	Software		L + 6.50%; 1.00% Floor	07/31/2025	771	(14)	(50)	—
Wrike, Inc.(1) (2)	70 N. 2nd Street, San Jose, CA 95113	Professional Services	7.83%	L + 6.75%; 1.00% Floor	12/31/2024	22,704	22,306	22,023	—
Wrike, Inc.(1) (2) (3)	70 N. 2nd Street, San Jose, CA 95113	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(25)	(48)	—
Xactly Corporation(1) (2)	300 Park Avenue, Suite 1700, San Jose, CA 95110	IT Services	8.25%	L + 7.25%; 1.00% Floor	07/29/2022	27,173	26,862	26,222	—
Xactly Corporation(1) (2) (3)	300 Park Avenue, Suite 1700, San Jose, CA 95110	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(16)	(59)	—
Yasso, Inc.(1) (2)	2 Heritage Drive, #501, Quincy, MA 02171	Food Products	8.82%	L + 7.75%; 1.00% Floor	03/23/2022	8,005	7,933	7,685	—

Total 1st Lien/Senior Secured Debt							1,144,910	1,074,489	—

1st Lien/Last-Out Unitranche(7) – 5.74%
Doxim, Inc.(1) (2)	220 Spring Street, Suite 650, Herndon, VA 20170	Diversified Financial Services	7.45%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,626	11,126	—
Doxim, Inc.(1) (2)	220 Spring Street, Suite 650, Herndon, VA 20170	Diversified Financial Services	7.00%	L + 6.00%; 1.00% Floor	02/28/2024	624	610	584	—
RugsUSA, LLC(1) (2)	134 West 29th Street, 5th Floor New York, NY 10001	Household Products	7.96%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,801	5,636	—
Smarsh, Inc.(1) (2)	851 SW 6th Avenue, Suite 800, Portland, OR 97204	Interactive Media & Services	8.88%	L + 7.88%; 1.00% Floor	03/31/2021	17,357	17,266	16,836	—

Total 1st Lien/Last-Out Unitranche							35,303	34,182	—

2nd Lien/Senior Secured Debt – 33.76%
American Dental Partners, Inc.(1) (2)	401 Edgewater Place, Suite 430 Wakefield, MA 01880	Health Care Providers & Services	9.95%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,649	5,192	—
Bolttech Mannings, Inc.^^ (1)	501 Mosside Boulevard, North Versailles, PA 15137	Commercial Services & Supplies	9.58%	L + 8.00% PIK	11/20/2022	12,355	12,108	12,107	—
DiscoverOrg, LLC(2)	805 Broadway Street, Suite 900, Vancouver, WA 98660	Software	10.08%	L + 8.50%	02/01/2027	10,000	9,864	9,000	—
ERC Finance, LLC (dba Eating Recovery Center)(1) (2)	7351 E. Lowry Blvd., Suite 200, Denver, CO 80230	Health Care Providers & Services	9.22%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,460	18,761	—
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	1 West Main St., Suite 201, Medford, OR 97501	Diversified Financial Services	9.41%	L + 7.50%	07/31/2025	7,000	6,857	6,283	—
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	1 West Main St., Suite 201, Medford, OR 97501	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(17)	(185)	—

Investment*	Address	Industry	Interest Rate (+)		Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
GK Holdings, Inc. (dba Global Knowledge)(8)	9000 Regency Parkway, Suite 400, Cary, NC 27518	IT Services			L + 10.25%; 1.00% Floor	01/20/2022	$3,000	$2,977	$1,500	—
Hygiena Borrower LLC(1)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services	9.20%		L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,833	1,716	—
Hygiena Borrower LLC(1) (3)	941 Avenida Acaso, Camarillo, CA 93012	Life Sciences Tools & Services	9.20%		L + 7.75%; 1.00% Floor	08/26/2023	680	92	44	—
ICP Industrial, Inc.(1) (2)	101 Huntington Avenue, Floor 24, Boston, MA 02199	Chemicals	9.25%		L + 8.25%; 1.00% Floor	05/03/2024	20,400	20,043	19,176	—
IHS Intermediate Inc. (dba Interactive Health Solutions)(1) (8)	1700 East Golf Road, Suite 900, Schaumburg, IL 60173	Health Care Providers & Services			L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,902	250	—
Market Track, LLC(1) (2)	233 S. Wacker Drive, Suite 2105, Chicago, IL 60606	Media	9.53%		L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,713	20,701	—
MPI Engineered Technologies, LLC (1)	2129 Austin Street, Rochester Hills, MI 48309	Auto Components	12.00%		12.00% PIK	07/15/2025	13,123	13,123	12,205	—
MPI Products LLC(1) (6)	2129 Austin Street, Rochester Hills, MI 48309	Auto Components				07/15/2025	7,412	—	—	—
National Spine and Pain Centers, LLC(1) (2)	11921 Rockville Pike, Suite 505, Rockville, MD 20852	Health Care Providers & Services	9.25%		L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,695	16,856	—
Odyssey Logistics & Technology Corporation(2)	39 Old Ridgebury Road Danbury, CT 06810	Road & Rail	9.07%		L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,392	12,980	—
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	2323 Victory Avenue, Suite 1600, Dallas, TX 75219	Air Freight & Logistics	9.70%		L + 8.00%; 1.00% Floor	02/03/2025	41,667	41,128	37,396	—
Spectrum Plastics Group, Inc.(2)	2500 Northwinds Parkway, Suite 472, Alpharetta, GA 30009	Containers & Packaging	8.07%		L + 7.00%	01/31/2026	6,248	6,223	4,113	—
YI, LLC (dba Young Innovations)(1) (2)	2260 Wendt Street, Algonquin, IL 60102	Health Care Equipment & Supplies	8.82%		L + 7.75%; 1.00% Floor	11/07/2025	15,235	14,880	13,217	—
Zep Inc.(2)	3330 Cumberland Blvd. SE, #700, Atlanta, GA 30339	Chemicals	9.32%		L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,348	9,520	—

Total 2nd Lien/Senior Secured Debt								246,270	200,832	—

Unsecured Debt – 1.24%
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	30500 Aurora Road, Suite 100, Solon, OH 44139	Aerospace & Defense	12.00	% PIK		03/06/2021	4,417	4,417	4,417	—
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	30500 Aurora Road, Suite 100, Solon, OH 44139	Aerospace & Defense	12.00	% PIK		03/06/2021	1,928	1,928	1,928	—

Investment*	Address	Industry	Interest Rate (+)		Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Conergy Asia & ME Pte. LTD.^ (1) (5)	80 Anson Road #09-01 Fuji Xerox Towers, Singapore 079907	Construction & Engineering	10.00%			05/26/2020	$1,064	$1,064	$1,055	—

Total Unsecured Debt								7,409	7,400	—

Preferred Stock – 9.05%
Accuity Delivery Systems, LLC^ (1) (2) (6) (9)	810 7th Avenue, Suite 1110, New York, NY 10019	Health Care Providers & Services					97,130	3,200	5,760	25.6%
Animal Supply Holdings, LLC^^ (1) (6) (9)	600 E. Las Colinas Boulevard, Suite 700, Irving, TX 75039	Distributors					250,000	25,000	23,490	41.7%
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	30500 Aurora Road, Suite 100, Solon, OH 44139	Aerospace & Defense					1,108,333	10,186	22,621	41.0%
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	80 Anson Road, #09-01 Fuji Xerox Towers, Singapore 079907	Construction & Engineering					600,000	600	—	20.0%
Kawa Solar Holdings Limited^ (1) (5) (8) (9)	Anckelmann splatz 1, 20537 Hamburg, Germany	Construction & Engineering	8.00	% PIK			64,539	778	—	10.0%
Wine.com, LLC(1) (2) (6) (9)	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages					221,072	1,900	1,943	20.1%

Total Preferred Stock								41,664	53,814

Common Stock – 8.75%
Animal Supply Holdings, LLC^^ (1) (6) (9)	600 E. Las Colinas Boulevard, Suite 700, Irving, TX 75039	Distributors					406,226	29,230	19,361	40.6%
Bolttech Mannings, Inc.^^ (1) (6) (9)	501 Mosside Blvd, North Versailles, PA 15137	Commercial Services & Supplies					309,142	14,885	8,514	100.0%
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	30500 Aurora Road, Suite 100, Solon, OH 44139	Aerospace & Defense					453,383	2,393	9,231	23.9%
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B^^^ (1) (2) (9)	8214 Westchester Drive, Suite 950, Dallas, TX 75225	Health Care Providers & Services					8,464	1,141	1,458	4.2%
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units^^^ (1) (2) (5) (6) (9)	8214 Westchester Drive, Suite 950, Dallas, TX 75225	Health Care Providers & Services					7,988	159	284	3.9%
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	80 Anson Road, #09-01 Fuji Xerox Towers, Singapore 079907	Construction & Engineering					2,000	4,700	—	20.0%
Country Fresh Holding Company Inc.(1) (2) (6) (9)	15479 Pin Oak Drive Conroe, TX 77384	Food Products					671	839	229	0.7%

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Elah Holdings, Inc.^ (1) (2) (6) (9)	8214 Westchester Dr, Suite 950, Dallas TX 75225	Capital Markets				$46,214	$2,234	$2,234	6.3%
Iracore International Holdings, Inc.^ (1) (6) (9)	3516 13th Avenue, Hibbing, MN 55746	Energy Equipment & Services				28,898	7,003	5,994	20.2%
Kawa Solar Holdings Limited^ (1) (5) (6) (9)	Anckelmann splatz 1, 20537 Hamburg, Germany	Construction & Engineering				1,399,556	—	—	20.0%
National Spine and Pain Centers, LLC(1) (2) (6) (9)	11921 Rockville Pike, Suite 505 Rockville, MD 20852	Health Care Providers & Services				600	600	80	2.1%
Prairie Provident Resources, Inc.^^^ (5) (6)	640-5th Avenue SW, Suite 1100, Calgary, AB T2P 3G4 Canada	Oil, Gas & Consumable Fuels				3,579,988	9,237	38	2.1%
Wrike, Inc.(1) (2) (6) (9)	70 N. 2nd Street, San Jose, CA 95113	Professional Services				3,484,784	2,165	4,182	0.4%
Yasso, Inc.(1) (2) (6) (9)	2 Heritage Drive, #501, Quincy, MA 02171	Food Products				850	850	425	0.6%

Total Common Stock							75,436	52,030

Investments in Affiliated Money Market Fund * – 10.81%
Goldman Sachs Financial Square Government Fund – Institutional Shares^^^ (10)			0.34%			64,305,925	64,306	64,306

Total Investments in Affiliated Money Market Fund							64,306	64,306

TOTAL INVESTMENTS – 249.98%							$1,615,298	$1,487,053

LIABILITIES IN EXCESS OF OTHER ASSETS – (149.98%)								$(892,194)

NET ASSETS – 100.00%								$594,859

*	Assets are pledged as collateral for the GSBD Credit Facility. See Note 6 “Debt” to GSBD’s Consolidated Financial Statements for the three months ended March 31, 2020.
(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of March 31, 2020, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 1.00%, 1.18%, 1.45%, 1.26%, 0.99% and 0.50%, respectively. As of March 31, 2020, P was 3.25%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at March 31, 2020.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

#	Percentages are based on net assets.
^

As defined in the 1940 Act, the investment is deemed to be an “affiliated person” of GSBD because GSBD owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions” to GSBD’s Consolidated Financial Statements for the three months ended March 31, 2020.

^^

As defined in the 1940 Act, the investment is deemed to be a “controlled affiliated person” of GSBD because GSBD owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^

The portfolio company is otherwise deemed to be an “affiliated person” of GSBD under the 1940 Act. See Note 3 “Significant Agreements and Related Party Transactions” to GSBD’s Consolidated Financial Statements for the three months ended March 31, 2020.

(1)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(2)

Represent co-investments made with GSBD’s affiliates in accordance with the terms of the exemptive relief that GSBD received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions” to GSBD’s Consolidated Financial Statements for the three months ended March 31, 2020.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies” to GSBD’s Consolidated Financial Statements for the three months ended March 31, 2020.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.

(5)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. GSBD may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of GSBD’s total assets. As of March 31, 2020 the aggregate fair value of these securities is $54,008 or 3.52% of GSBD’s total assets.

(6)	Non-income producing security.
(7)

In exchange for the greater risk of loss, the “last-out” portion of GSBD’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold.

(8)	The investment is on non-accrual status as of March 31, 2020.
(9)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2020, the aggregate fair value of these securities is $105,806 or 17.79% of GSBD’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(10)	The rate shown is the annualized seven-day yield as of March 31, 2020.

PIK	– Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	$39
Bank of America, N.A.	USD 248	EUR 223	04/06/2020	2
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	40
Bank of America, N.A.	USD 237	EUR 212	07/06/2020	2
Bank of America, N.A.	USD 536	EUR 479	10/05/2020	5
Bank of America, N.A.	USD 528	EUR 468	01/05/2021	6
Bank of America, N.A.	USD 517	EUR 457	04/06/2021	7
Bank of America, N.A.	USD 517	EUR 455	07/06/2021	8
Bank of America, N.A.	USD 294	EUR 258	10/05/2021	5
				$114

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

MANAGEMENT OF GOLDMAN SACHS BDC, INC.

GSBD’s business and affairs are managed under the direction of the GSBD Board. The GSBD Board consists of five members, four of whom are GSBD Independent Directors. The GSBD Board elects GSBD’s officers, who serve at the discretion of the GSBD Board. The responsibilities of the GSBD Board include quarterly valuation of GSBD’s assets, corporate governance activities, oversight of its financing arrangements and oversight of its investment activities.

Under GSBD’s certificate of incorporation, the GSBD Board is divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of GSBD stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, disqualification or removal. In addition, the GSBD Board has adopted policies which provide that (a) no director will hold office for more than 15 years and (b) a director will retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement has been adopted by a majority of the other directors. These policies may be changed by the directors without a stockholder vote.

The GSBD Board’s Oversight Role in Management

The GSBD Board’s role in the management of GSBD is one of oversight. Oversight of GSBD’s investment activities extends to oversight of the risk management processes employed by GSAM as part of its day-to-day management of GSBD’s investment activities. The GSBD Board reviews risk management processes at both regular and special GSBD Board meetings throughout the year, consulting with appropriate representatives of GSAM as necessary and periodically requesting the production of risk management reports or presentations. The goal of the GSBD Board’s risk oversight function is to ensure that the risks associated with GSBD’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. You should note, however, that the GSBD Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of GSBD’s investments. The GSBD Board also has primary responsibility for the valuation of GSBD’s assets.

The GSBD Board has established a Governance and Nominating Committee, Compensation Committee, Compliance Committee, Contract Review Committee and the GSBD Audit Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Jaime Ardila, an Independent Director, serves as Chairman of the GSBD Board. The GSBD Board believes that it is in the best interests of the stockholders for Mr. Ardila to lead the GSBD Board because of his familiarity with GSBD’s portfolio companies, his broad corporate background, his experience with financial and investment matters, and his significant senior management experience, as described below. Mr. Ardila generally acts as a liaison between GSBD’s management, officers and attorneys between meetings of the GSBD Board and presides over all executive sessions of the GSBD Independent Directors without management. The GSBD Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight.

The GSBD Board had six formal meetings in 2019. During the fiscal year ended December 31, 2019, each director attended at least 75% of the aggregate number of meetings of the GSBD Board and of the respective committees on which he or she served. To promote effectiveness of the GSBD Board, directors are strongly encouraged to attend regularly scheduled GSBD Board meetings in person.

Biographical Information

Directors

Set forth below are the names of GSBD’s current directors, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies that are subject to the reporting requirements of the Exchange Act, or are registered as investment companies under the 1940 Act. In addition to not being an “interested person,” as defined in the 1940 Act, of GSBD, each Independent Director (1) meets the definition of “independent directors” under the corporate governance standards of the NYSE and (2) meets the independence requirements of Section 10A(m)(3) of the Exchange Act. Ms. Uniacke is deemed to be an “interested person” of GSBD and is referred to as an “Interested Director.”

Name, Age and Address (1)	Position with GSBD	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Jaime Ardila (64)	Chairman of the GSBD Board; Class II Director	Chairman of the Board since January 2018, Director since April 2016; term expires 2022

Mr. Ardila is retired. He is Director, Accenture plc (2013–Present) and Director, Nexa Resources (2019-Present); and formerly was Director of Ecopetrol (2016-2019) and held senior management positions with General Motors Company (an automobile manufacturer) (1984–1996 and 1998–2016), most recently as Executive Vice President, and President of General Motors’ South America region (2010-2016).

Chairman of the Board of Directors—GSBD, GS PMMC and GS PMMC II.

Accenture plc (a management consulting services company); Nexa Resources (an oil and gas company)

Ross J. Kari (62)	Class III Director	Director since April 2016; term expires 2020

Mr. Kari is retired. He is a Director, Summit Bank (2014-Present). Formerly, he was Executive Vice President and Chief Financial Officer, Federal Home Loan Mortgage Corporation (Freddie Mac) (2009–2013); and was a Member of the Board of Directors of KKR Financial Holdings, LLC (2007–2014).

Director—GSBD, GS PMMC and GS PMMC II.

None

Ann B. Lane (65)	Class III Director	Director since April 2016; term expires 2020	Ms. Lane is retired. Formerly, she was Director, Dealertrack Technologies, Inc. (an automotive software solutions and services company) (2007–2015); and Managing Director, Co-Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets, JPMorgan Chase & Co. (a financial services company) (2000–2005).	None

Director—GSBD, GS PMMC and GS PMMC II.

Susan B. McGee (61)	Class I Director	Director since June 2018; term expires 2021

Ms. McGee is retired. She formerly held senior management positions with U.S. Global Investors, Inc. (an investment management firm), including Chief Compliance Officer (2016–2018), President (1998–2018) and General Counsel (1997–2018). She was also formerly Vice President of the U.S. Global Investors Funds (2016–2018). She also currently serves as a member of the Asset Management Advisory Committee (2019–Present).

Director—GSBD, GS PMMC and GS PMMC II.

None

Interested Director*

Katherine (“Kaysie”) Uniacke (59)	Class II Director	Director since April 2016; term expires 2022

Chair of the Board—Goldman Sachs Asset Management International (2013–Present); Director—Goldman Sachs Funds, plc (2013–Present); Advisory Director—Goldman Sachs (2013–Present); Global Chief Operating Officer—GSAM (2007–2012); Partner, Goldman Sachs (2002–2012); and Managing Director—Goldman Sachs (1997–2002).

Director—GSBD, MMLC, GS PMMC and GS PMMC II. Chair of the Board—MMLC.

None

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with GS & Co. and owns securities issued by Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which GS & Co., GSAM or an affiliate thereof is investment adviser, administrator and/or distributor.

(1)	Each director may be contacted by writing to the director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.

Independent Directors

Jaime Ardila. Mr. Ardila is retired. Mr. Ardila has served on the GSBD Board since April 2016 and as Chairman of the GSBD Board since January 2018. He also serves as director and as Chairman of the Board of Directors of GS PMMC. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as Chair of the Finance Committee, and a member of the Board of Directors of Nexa Resources, a mining company, where he serves as a member of the Finance Committee. Previously, Mr. Ardila worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as Executive Vice President of the company and President of General Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Mr. Ardila also served as a member of the Board of Directors of Ecopetrol, an integrated oil company, where he was a member of the Business Committee and the Corporate Governance and Sustainability Committee. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters.

Ross J. Kari. Mr. Kari is retired. Mr. Kari has served on the GSBD Board since April 2016. He also serves on the Board of Directors of GS PMMC. Previously, Mr. Kari was Executive Vice President and Chief Financial Officer of Federal Home Loan Mortgage Corporation (Freddie Mac), where he worked for four years. Previously, he held senior management positions at SAFECO Corporation, a personal insurance company, Federal Home Loan Bank of San Francisco, and Wells Fargo & Company, where he began his career and worked for 19 years. Mr. Kari also serves as a Director and a member of the GSBD Audit Committee and ALCO Chairman of Summit Bank. Based on the foregoing, Mr. Kari is experienced with financial and investment matters.

Ann B. Lane. Ms. Lane is retired. Mr. Lane has served on the GSBD Board since April 2016. She also serves on the Board of Directors of GS PMMC. Ms. Lane was a Director of Dealertrack Technologies, Inc., an automotive software solutions and services company, from 2007 to 2015. Previously, she worked for five years at JPMorgan Chase & Co., a financial services company, as a Managing Director and Co-Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets. Prior to joining JPMorgan Chase & Co., Ms. Lane held several senior management positions at Citigroup, Inc., a financial services company, where she worked for 18 years. Based on the foregoing, Ms. Lane is experienced with financial and investment matters.

Susan B. McGee. Ms. McGee is retired. Ms. McGee has served on the GSBD Board since June 2018. She was also elected to the Board of Directors of GS PMMC on May 1, 2018. Ms. McGee worked for 26 years at U.S. Global Investors, Inc., an investment management firm, until June 2018, during which time she held several senior management positions, including President, General Counsel and Chief Compliance Officer. She has also been involved in the governance of the U.S. Global Investors Funds, serving as Vice President until June 2018. Ms. McGee also serves on the Board of Directors of ETTL Engineers & Consultants, Inc. and Nobul Corporation. In addition, Ms. McGee serves on the Board of Governors of the Investment Company Institute and as Chairperson of the Investment Company Institute Small Funds Committee. She is also a member of the Board of Directors of the San Antonio Sports Foundation, a not-for-profit organization. Based on the foregoing, Ms. McGee is experienced with financial and investment matters.

Interested Director

Kaysie Uniacke. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International; serves on the boards of the Goldman Sachs Luxembourg and Dublin family of funds, several GSAM-managed pooled vehicles organized in the Cayman Islands, and GS PMMC, GS PMMC II and MMLC; and is an advisory director to Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012, where she was named managing director in 1997 and partner in 2002. Ms. Uniacke serves on the board of Person-to-Person, a non-profit organization that supports the working poor in lower Fairfield County, CT. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Executive Officers Who Are Not Directors

The following information regarding GSBD’s executive officers who are not directors is as of March 31, 2020:

Name	Age	Position
Brendan McGovern	49	Chief Executive Officer and President
Jon Yoder	46	Chief Operating Officer
Jonathan Lamm	46	Chief Financial Officer and Treasurer
Julien Yoo	49	Chief Compliance Officer
Michael Mastropaolo	41	Executive Vice President
Jordan Walter	39	Executive Vice President
David Yu	38	Executive Vice President and Head of Research
David Pessah	35	Principal Accounting Officer

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.

Brendan McGovern. Mr. McGovern has served as GSBD’s chief executive officer and president since April 2016. Mr. McGovern heads GSAM’s Private Credit Group, is chief executive officer and president of GS PMMC, GS PMMC II and MMLC and also serves as co-head and senior portfolio manager of the GSAM Credit Alternatives portfolio management team. He is also the Chair and a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. McGovern joined the firm in 2006. Prior to joining the firm, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he co-headed the fund’s private placement efforts for both debt and equity linked products in the United States. He is also on the board of directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder. Mr. Yoder has served as GSBD’s chief operating officer since April 2016. Mr. Yoder is the chief operating officer of GS PMMC, GS PMMC II and MMLC and a member of GSAM’s Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Yoder joined the firm in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity groups at Paul, Weiss, Rifkind, Wharton & Garrison, LLP.

Jonathan Lamm. Mr. Lamm has served as GSBD’s chief financial officer since April 2016. Mr. Lamm is also the chief financial officer and treasurer of GS PMMC, GS PMMC II and MMLC and chief operating officer of the GSAM Credit Alternatives portfolio management team, responsible for the operations of the business, including business financials, infrastructure support, and IT project management, as well as the continuous improvement of the control environment. Mr. Lamm is secretary and a non-voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. He joined the firm in 2002. Prior to joining the firm, Mr. Lamm worked in the securities audit practice at Deloitte & Touche LLP.

Julien Yoo. Ms. Yoo has served as GSBD’s chief compliance officer since June 2019. Ms. Yoo is Managing Director of GSAM Compliance, Head of the US Regulatory Compliance team within GSAM Compliance, and Chief Compliance Officer of GSBD, GS PMMC and GS PMMC II. Ms. Yoo joined the firm in 2013. Prior to joining the firm, Julien was a Vice President in the legal department of Morgan Stanley Investment Management for 5 years. Prior to joining Morgan Stanley, Ms. Yoo was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

Michael Mastropaolo. Mr. Mastropaolo has served as an executive vice president of GSBD since January 2019. Mr. Mastropaolo is also an executive vice president of GS PMMC, GS PMMC II and MMLC and a member of the GSAM Credit Alternatives Team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Mastropaolo joined the firm in 2016. Prior to joining the firm, Mr. Mastropaolo was a director at Golub Capital where he originated and managed middle market debt and equity investments. Mr. Mastropaolo started his career investing at General Electric in the Investment Analyst training program at GE Capital.

Jordan Walter. Mr. Walter has served as an executive vice president of GSBD since February 2018. Mr. Walter is executive vice president of GS PMMC, GS PMMC II and MMLC and a member of the GSAM Credit Alternatives team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Walter joined the firm in 2014. Prior to joining the firm, Mr. Walter was a vice president at MCG Capital where he originated and managed middle market debt and equity investments. Prior to joining MCG Capital, Mr. Walter was in the Financial Management Program at General Electric.

David Yu. Mr. Yu has served as an executive vice president and Head of Reseach of GSBD since April 2016. Mr. Yu is executive vice president and Head of Research of GS PMMC, GS PMMC II and MMLC and a member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings and serves as its Head of Research. Mr. Yu is a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Yu joined the firm in 2006. Prior to joining the firm, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings. Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

David Pessah. Mr. Pessah was appointed as Principal Accounting Officer of GSBD in March 2020. Mr. Pessah is Principal Accounting Officer of PMMC, PMMC II and MMLC. Mr. Pessah is a Vice President in the BDC Fund Controllers team of GSAM. Mr. Pessah is responsible for fund accounting and financial reporting oversight as well as the continuous improvement of the control environment for GSBD. Prior to joining Goldman Sachs in September 2010, he worked in the audit practice at Ernst & Young LLP.

Committees of the GSBD Board

Audit Committee

The members of the GSBD Audit Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila simultaneously serves on the audit committee of more than three public companies, and the GSBD Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the GSBD Audit Committee. Mr. Kari serves as Chairman of the GSBD Audit Committee. The GSBD Board and the GSBD Audit Committee have determined that Mr. Kari is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act. The GSBD Audit Committee is responsible for overseeing matters relating to the appointment and activities of GSBD’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by GSBD’s independent public accountants. The GSBD Audit Committee is also responsible for aiding the GSBD Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The GSBD Audit Committee charter is available on GSBD’s website.

The GSBD Audit Committee held six formal meetings in 2019.

Governance and Nominating Committee

The members of GSBD’s Governance and Nominating Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as the Chairman of GSBD’s Governance and Nominating Committee. GSBD’s Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by GSBD stockholders, selecting nominees to fill vacancies on the GSBD Board or a committee of the GSBD Board, developing and recommending to the GSBD Board a set of corporate governance principles and overseeing the evaluation of the GSBD Board and GSBD’s management.

All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. GSBD’s Governance and Nominating Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled committee meetings of the GSBD Board and its committees; (5) general availability to attend to business of the GSBD Board on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of GSBD; (7) length of potential service; (8) commitment to the representation of the interests of GSBD and GSBD stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the GSBD Board’s composition.

GSBD’s Governance and Nominating Committee considers nominees properly recommended by a stockholder. GSBD’s bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder must comply with advance notice requirements and provide GSBD with certain information. Generally, to be timely, a stockholder’s notice must be received at GSBD’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. GSBD’s bylaws further provide that nominations of persons for election to the GSBD Board at a special meeting may be made only by or at the direction of the GSBD Board and, provided that the GSBD Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. See “Description of Capital Stock of Goldman Sachs BDC, Inc.—Advance Notice Provisions for Stockholder

Nominations and Stockholder Proposals.” The Governance and Nominating Committee’s charter is available on GSBD’s website.

GSBD’s Governance and Nominating Committee held three formal meetings in 2019.

Compensation Committee

The members of GSBD’s Compensation Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. GSBD’s Compensation Committee is responsible for determining, or recommending to the GSBD Board for determination, the compensation, if any, of GSBD’s chief executive officer and all other executive officers. GSBD’s Compensation Committee also assists the GSBD Board with matters related to compensation generally, except with respect to compensation of the directors. As discussed in “Compensation of Directors,” below, it is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. As none of GSBD’s executive officers currently are compensated by GSBD, GSBD’s Compensation Committee does not produce and/or review a report on executive compensation practices. GSBD’s Compensation Committee’s charter is available on GSBD’s website.

GSBD’s Compensation Committee did not hold any formal meetings in 2019.

Compliance Committee

The members of GSBD’s Compliance Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as Chairman of GSBD’s Compliance Committee. GSBD’s Compliance Committee is responsible for overseeing GSBD’s compliance processes, and insofar as they relate to services provided to GSBD, the compliance processes of GSAM, underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the GSBD Audit Committee. In addition, GSBD’s Compliance Committee provides assistance to the full GSBD Board with respect to compliance matters. GSBD’s Compliance Committee’s charter is available on GSBD’s website.

GSBD’s Compliance Committee held four formal meetings in 2019.

Contract Review Committee

The members of GSBD’s Contract Review Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as Chairman of GSBD’s Contract Review Committee. GSBD’s Contract Review Committee is responsible for overseeing the processes of the GSBD Board for reviewing and monitoring performance under GSBD’s investment management, placement agent (if any), principal underwriting (if any) and certain other agreements with GSAM and its affiliates. GSBD’s Contract Review Committee also provides appropriate assistance to the GSBD Board in connection with the GSBD Board’s approval, oversight and review of GSBD’s other service providers, including its custodian/accounting agent, transfer agent, printing firms, and professional firms (other than GSBD’s independent auditor, which is the responsibility of the GSBD Audit Committee). GSBD’s Contract Review Committee’s charter is available on GSBD’s website.

GSBD’s Contract Review Committee held two formal meetings in 2019.

Compensation of Executive Officers

None of GSBD’s executive officers are currently compensated by GSBD. GSBD does not currently have any employees. GSBD’s day-to-day operations are managed by GSAM.

Compensation of Directors

For the fiscal year ended December 31, 2019, each Independent Director was compensated with a $100,000 annual fee for his or her services as director. In addition, the Chairman of the GSBD Board earned an additional annual fee of $36,000 and the director designated as the “audit committee financial expert,” as defined in Item 407 of Regulation S-K, earned an additional annual fee of $12,000 for their additional services in these capacities. The Independent Directors are reimbursed for travel and other expenses incurred in connection with attending meetings. GSBD may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry. In addition, GSBD purchases directors’ and officers’ liability insurance on behalf of its directors.

The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2019. No compensation is paid by GSBD to any Interested Director.

	Total Compensation From GSBD (4)	Total Compensation From the Goldman Sachs Fund Complex
Interested Director
Kaysie Uniacke (1)	—	—

Independent Directors
Jaime Ardila (2)	$136,000	$254,583
Ross Kari (3)	$112,000	$214,583
Ann B. Lane	$100,000	$194,583
Susan B. McGee	$58,333	$194,583

(1)	Ms. Uniacke is an Interested Director and, as such, receives no compensation from GSBD or the Goldman Sachs Fund Complex for her service as director or trustee.
(2)	Includes compensation as Chairman of the Board.
(3)	Includes compensation as “audit committee financial expert.”
(4)	GSBD does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from GSBD.

Portfolio Managers

The individual listed below is GSBD’s portfolio manager and a voting member of GSAM’s Investment Committee. In addition, four other voting members and three non-voting members serve on the Investment Committee. The Investment Committee is responsible for approving all of GSBD’s investments. The Investment Committee also monitors investments in GSBD’s portfolio and approves all asset dispositions. GSBD expects to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. As of December 31, 2019, GSBD’s portfolio manager, who is primarily responsible for GSBD’s day-to-day management, manages 4 registered investment companies with a total of approximately $4.0 billion in assets under management, 5 pooled investment vehicles with a total of approximately $2.0 billion in assets under management and 4 other accounts with a total of approximately $0.9 billion in assets under management. GSBD’s portfolio manager does not receive any direct compensation from GSBD or from the previously listed accounts for serving in such capacity and the members of the Investment Committee will receive no separate compensation from GSBD or GSAM for serving on the Investment Committee.

The table below shows the dollar range of shares of common stock to be beneficially owned by GSBD’s portfolio manager as of March 31, 2020.

Name	Aggregate Dollar Range of Equity Securities in Goldman Sachs BDC, Inc. (1)(2)
Brendan McGovern	$500,001 – $1,000,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
(2)	Dollar range was determined using the number of shares beneficially owned as of March 31, 2020 multiplied by $12.33 per share, the closing price of GSBD’s stock on March 31, 2020.

GOLDMAN SACHS BDC, INC. MANAGEMENT AGREEMENTS

GSBD Investment Management Agreement

GSBD has entered into the GSBD Investment Management Agreement with GSAM, pursuant to which GSAM manages GSBD’s investment program and related activities.

Management Services

Pursuant to the terms of GSBD Investment Management Agreement, GSAM, subject to the overall supervision of the GSBD Board, manages GSBD’s day-to-day investment-related operations and provides investment management services to GSBD.

Subject to compliance with applicable law and published SEC guidance, nothing contained in the GSBD Investment Management Agreement in any way precludes, restricts or limits the activities of GSAM or any of its respective subsidiaries or affiliated parties. See “Risk Factors—Risks Relating to GSBD—Risk Relating to GSBD’s Business and Structure—GSAM, its principals, investment professionals and employees and the members of its Investment Committee have certain conflicts of interest.”

Management Fee

GSBD pays GSAM a management fee, which accrues and is payable quarterly in arrears. The management fee is calculated at (i) the Original Rate (0.375% per quarter) through June 14, 2018 and (ii) the New Rate (0.25% per quarter) thereafter, in each case, of the average value of GSBD’s gross assets (excluding cash or cash equivalents (such as investments in money market funds) but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The management fee for any partial quarter (including any quarter during which both the Original Rate and the New Rate were in effect) will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter.

For the three months ended March 31, 2020, management fees amounted to $3.67 million. GSAM has voluntarily agreed to permanently waive $0.66 million of management fees for the three months ended March 31, 2020. As of March 31, 2020, $3.01 million remained payable. For the year ended December 31, 2019, management fees amounted to $14.70 million. For the year ended December 31, 2018, management fees amounted to $15.97 million.

Incentive Fee

The incentive fee payable to GSAM consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not.

A portion of the incentive fee is based on GSBD’s income and a portion is based on GSBD’s capital gains, each as described below. GSAM is entitled to receive the incentive fee based on income from GSBD if GSBD Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to GSBD’s NAV and does not take into account changes in the market price of GSBD Common Stock.

Beginning with the calendar quarter that commenced on January 1, 2015, the incentive fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to GSBD’s aggregate net investment income, as adjusted as described below, from the GSBD Trailing Twelve Quarters. The incentive fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an Annual Period (as defined below).

The hurdle amount for the incentive fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by GSBD’s NAV at the beginning of each applicable calendar quarter comprising the relevant GSBD Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all issuances by GSBD of shares of GSBD Common Stock, including issuances pursuant to GSBD’s dividend reinvestment plan) and distributions that occurred during the relevant GSBD Trailing Twelve Quarters. The incentive fee for any partial period will be appropriately prorated.

Quarterly Incentive Fee Based on Income. For the portion of the incentive fee based on income, GSBD pays GSAM a quarterly incentive fee based on the amount by which (A) GSBD Ordinary Income in respect of the relevant GSBD Trailing Twelve Quarters exceeds (B) the hurdle amount for such GSBD Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such GSBD Trailing Twelve Quarters is referred to as the “GSBD Excess Income Amount.” For the avoidance of doubt, GSBD Ordinary Income is net of all fees and expenses, including the management fee but excluding any incentive fee.

The incentive fee based on income for each quarter is determined as follows:

•	No incentive fee based on income is payable to GSAM for any calendar quarter for which there is no GSBD Excess Income Amount;

•

100% of the GSBD Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which GSBD refers to as the “GSBD Catch-up Amount,” determined as the sum of 2.1875% multiplied by GSBD’s NAV at the beginning of each applicable calendar quarter comprising the relevant GSBD Trailing Twelve Quarters is included in the calculation of the incentive fee based on income; and

•	20% of the GSBD Ordinary Income that exceeds the GSBD Catch-up Amount is included in the calculation of the incentive fee based on income.

The amount of the incentive fee based on income that is paid to GSAM for a particular quarter is equal to the excess of the incentive fee so calculated minus the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant GSBD Trailing Twelve Quarters but not in excess of the GSBD Incentive Fee Cap (as described below).

The incentive fee based on income that is paid to GSAM for a particular quarter is subject to the GSBD Incentive Fee Cap. The GSBD Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the GSBD Cumulative Net Return (as defined below) during the relevant GSBD Trailing Twelve Quarters minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant GSBD Trailing Twelve Quarters.

“GSBD Cumulative Net Return” means (x) the GSBD Ordinary Income in respect of the relevant GSBD Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant GSBD Trailing Twelve Quarters. If, in any quarter, the GSBD Incentive Fee Cap is zero or a negative value, GSBD will pay no incentive fee based on income to GSAM for such quarter. If, in any quarter, the GSBD Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on income that is payable to GSAM for such quarter (before giving effect to the GSBD Incentive Fee Cap) calculated as described above, GSBD will pay an incentive fee based on income to GSAM equal to the GSBD Incentive Fee Cap for such quarter. If, in any quarter, the GSBD Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to GSAM for such quarter (before giving effect to the GSBD Incentive Fee Cap) calculated as described above, GSBD will pay an incentive fee based on income to GSAM equal to the incentive fee calculated as described above for such quarter without regard to the GSBD Incentive Fee Cap.

The following is a graphical representation of the calculation of the incentive fee based on income:

Incentive fee based on Income

Percentage of GSBD Ordinary Income comprising the incentive fee based on Income

(expressed as an annualized rate3 of return on the value of net assets as of the beginning of each of the quarters included in the GSBD Trailing Twelve Quarters)

Annual Incentive Fee Based on Capital Gains. The portion of the incentive fee based on capital gains is calculated on an annual basis. For the period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of GSBD’s first and last year, the appropriate portion thereof (each, an “Annual Period”), GSBD pays GSAM an incentive fee equal to (A) 20% of the difference, if positive, of the sum of GSBD’s aggregate realized capital gains, if any, computed net of its aggregate realized capital losses, if any, and GSBD’s aggregate unrealized capital depreciation, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of incentive fees based on capital gains previously paid to GSAM from April 1, 2013. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A), above.

GSBD accrues, but does not pay, a portion of the incentive fee based on capital gains with respect to net unrealized appreciation. Under GAAP, GSBD is required to accrue an incentive fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the incentive fee based on capital gains, GSBD considers the cumulative aggregate unrealized capital appreciation in the calculation, since an incentive fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the GSBD Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then GSBD records a Capital Gain Incentive Fee equal to 20% of such amount, minus the aggregate amount of actual incentive fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the avoidance of doubt, the incentive fee examples below reflect the calculation of the incentive fee payable under the GSBD Investment Management Agreement rather than accruals of the incentive fee as required by GAAP.

For the three ended March 31, 2020, GSBD incurred incentive fees based on income of $0.00 million. As of March 31, 2020, $0.00 million remained payable. For the year ended December 31, 2019, GSBD incurred incentive fees based on income of $9.22 million. For the year ended December 31, 2018, GSBD incurred incentive fees based on income of $13.99 million. For the three months ended March 31, 2020 and the years ended December 31, 2019 and 2018, GSBD did not accrue any incentive fees based on capital gains.

[3]	The incentive fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the GSBD Incentive Fee Cap.

Example of Calculation of the Incentive Fee based on Income Assumptions

Assumptions4

•	Quarter 1

¡	Net Asset Value at the start of Quarter 1 = $100.0 million
¡	Quarter 1 GSBD Ordinary Income = $6.0 million

¡	Quarter 1 Net Capital Gain = $1.0 million

¡	Quarter 1 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 1 GSBD Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

•	Quarter 2

¡	Net Asset Value at the start of Quarter 2 = $100.0 million

¡	Quarter 2 GSBD Ordinary Income = $1.5 million

¡	Quarter 2 Net Capital Gain = $1.0 million

¡	Quarter 2 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 2 GSBD Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

•	Quarter 3

¡	Net Asset Value at the start of Quarter 2 = $100.0 million

¡	Quarter 2 GSBD Ordinary Income = $2.0 million

¡	Quarter 2 Net Capital Gain = ($6.0) million

¡	Quarter 2 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 2 GSBD Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

•	Quarter 4

¡	Net Asset Value at the start of Quarter 2 = $100.0 million

¡	Quarter 2 GSBD Ordinary Income = $3.5 million

¡	Quarter 2 Net Capital Gain = $3.0 million

¡	Quarter 2 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 2 GSBD Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

Determination of Incentive Fee based on Income

In Quarter 1, the GSBD Ordinary Income of $6.0 million exceeds the Hurdle Amount of $1.75 million and the GSBD Catch-up Amount of $2.1875 million. There are no Net Capital Losses. As a result, an incentive fee based on income of $1.2 million ((100% of $437,500) + (20% of $3,812,500)) is payable to GSAM for Quarter 1.

In Quarter 2, the Quarter 2 GSBD Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $1.75 million, but the aggregate GSBD Ordinary Income for the GSBD Trailing Twelve Quarters of $7.5 million exceeds the aggregate Hurdle Amount for the GSBD Trailing Twelve Quarters of $3.5 million and the aggregate GSBD Catch-up Amount for the GSBD Trailing Twelve Quarters of $4.375 million. There are no Net Capital Losses. As a result, an incentive fee based on income of $300,000 ($1.5 million ((100% of $875,000) + (20% of 3,125,000)) minus $1.2 million paid in Quarter 1) is payable to GSAM for Quarter 2.

[4]

For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters. This example does not include the impact of any purchase premium (or discount).

In Quarter 3, the aggregate GSBD Ordinary Income of the GSBD Trailing Twelve Quarters of $9.5 million exceeds the aggregate Hurdle Amount for the GSBD Trailing Twelve Quarters of $5.25 million and the aggregate GSBD Catch-up Amount for the GSBD Trailing Twelve Quarters of $6.5625 million. However, there is an aggregate Net Capital Loss of ($4.0) million for the GSBD Trailing Twelve Quarters. As a result, the GSBD Incentive Fee Cap would apply. The GSBD Incentive Fee Cap equals $(400,000), calculated as follows:

•

(20% x ($9.5 million minus $4.0 million)) minus $1.5 million paid in Quarters 1 and 2. Because the GSBD Incentive Fee Cap is a negative value, there is no incentive fee based on income payable to GSAM for Quarter 3.

In Quarter 4, the aggregate GSBD Ordinary Income of the GSBD Trailing Twelve Quarters of $13.0 million exceeds the aggregate Hurdle Amount for the GSBD Trailing Twelve Quarters of $7.0 million and the aggregate Catch-up Amount for the GSBD Trailing Twelve Quarters of $8.75 million. The calculation of the incentive fee based on income would be $1.1 million ($2.6 million (100% of $1.75 million) + (20% of $4.25 million) minus $1.5 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of ($1.0) million for the GSBD Trailing Twelve Quarters. As a result, the GSBD Incentive Fee Cap would apply. The GSBD Incentive Fee Cap equals $900,000 calculated as follows:

(20% x ($13.0 million minus $1.0 million)) minus $1.5 million. Because the GSBD Incentive Fee Cap is positive but less than the incentive fee based on income of $1.1 million calculated prior to applying the GSBD Incentive Fee Cap, an incentive fee based on income of $900,000 is payable to GSAM for Quarter 4.

Examples of Calculation of Incentive Fee based on Capital Gains

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $30 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $27 million

•	Year 3: fair value of Investment B determined to be $29 million and Investment C sold for $30 million

•	Year 4: fair value of Investment B determined to be $40 million

Determination of incentive fee based on capital gains

The incentive fee based on capital gains, if any, would be:

•	Year 1: None

•	Year 2: $1.0 million

The portion of the incentive fee based on capital gains equals (A) 20% of the difference, if positive, of the sum of GSBD’s aggregate realized capital gains, if any, computed net of GSBD’s aggregate realized capital losses, if any, and GSBD’s aggregate unrealized capital depreciation, if any, in each case from April 1, 2013 until the end of the applicable Annual Period minus (B) the cumulative amount of incentive fees based on capital gains previously paid to GSAM from April 1, 2013.

Therefore, using the assumptions above, the incentive fee based on capital gains equals (A) 20% x ($10.0 million—$5.0 million) minus (B) $0.

Therefore, the incentive fee based on capital gains equals $1.0 million.

•	Year 3: $1.8 million, which is calculated as follows:

The incentive fee based on capital gains equals (A) 20% x ($15.0 million—$1.0 million) minus (B) $1.0 million.

Therefore, the incentive fee based on capital gains equals $1.8 million.

•	Year 4: fair value of Investment B determined to be $40 million

The incentive fee based on capital gains equals (x) (A) 20% x ($15.0 million—$0 million) minus (B) $2.8 million.

Therefore, the incentive fee based on capital gains equals $200,000.

Board Approval of the GSBD Investment Management Agreement

The GSBD Board determined at an in person meeting held on July 29, 2019 to approve the continuation of the GSBD Investment Management Agreement. In its consideration of the renewal of the GSBD Investment Management Agreement, the GSBD Board focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services provided to GSBD by GSAM;

•

the contractual terms of the Investment Management Agreement, including the structure of the management fee imposed on gross assets (excluding cash) and the incentive fee imposed on net investment income and capital gains;

•	comparative data with respect to the advisory fees and other expenses paid by other externally managed BDCs with similar investment objectives and strategies;

•	information about the services performed and the personnel performing such services under the GSBD Investment Management Agreement;

•	comparative data with respect to GSBD’s investment performance and the performance of other BDCs with comparable investment objectives and strategies;

•	GSAM’s revenues and pre-tax profit margins with respect to its management of GSBD;

•	any existing and potential benefits to GSAM or its affiliates from its relationship with GSBD;

•	other potential benefits to GSBD as a result of GSBD’s relationship with GSAM; and

•	such other matters as the GSBD Board determined were relevant to their consideration of the GSBD Investment Management Agreement.

In connection with their consideration of the renewal of the GSBD Investment Management Agreement, the GSBD Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the GSBD Board concluded, in the exercise of their business judgment, that the management fees paid by GSBD were reasonable in light of the services provided to GSBD by GSAM, GSAM’s costs, and GSBD’s current and reasonably foreseeable asset levels. The GSBD Board unanimously concluded that GSAM’s continued management likely would benefit GSBD and GSBD stockholders and that the GSBD Investment Management Agreement be approved and continued with respect to GSBD until August 31, 2020.

For the year ended December 31, 2018, GSBD paid GSAM a total of $34.35 million in fees (excluding fees that are accrued but not paid) pursuant to the GSBD Investment Management Agreement, which consisted of $17.18 million in management fees and $17.17 million in incentive fees. For the year ended December 31, 2019, GSBD paid GSAM a total of $21.46 million in fees (excluding fees that are accrued but not paid) pursuant to the GSBD Investment Management Agreement, which consisted of $14.48 million in management fees and $6.98 million in incentive fees. For the three months ended March 31, 2020, GSBD paid GSAM a total of $5.50 million in fees (excluding fees that are accrued but not paid) pursuant to the GSBD Investment Management Agreement, which consisted of $3.65 million in management fees and $1.85 million in incentive fees.

Duration and Termination

The GSBD Investment Management Agreement will remain in full force and effect for successive annual periods, but only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the GSBD Independent Directors and (b) by a vote of a majority of the GSBD Board or of a majority of GSBD’s outstanding voting securities, as defined in the 1940 Act. The GSBD Investment Management Agreement may, on 60 days’ written notice to the other party, be terminated in its entirety at any time without the payment of any penalty, by the GSBD Board, by vote of a majority of GSBD’s outstanding voting stock or by GSAM. The GSBD Investment Management Agreement will automatically terminate in the event of its assignment. See “Risk Factors—Risks Relating to GSBD’s Business and Structure—GSBD is dependent upon management personnel of GSAM for GSBD’s future success.”

Limitation of Liability of GSAM and GSBD

The GSBD Investment Management Agreement provides that GSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by GSBD in connection with the matters to which the GSBD Investment Management Agreement relates, except a loss resulting from GSAM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by GSAM of its obligations and duties under the GSBD Investment Management Agreement. Any person, even though also employed by GSAM, who may be or become an employee of and paid by GSBD will be deemed, when acting within the scope of such employment, to be acting in such employment solely for GSBD and not as GSAM’s employee or agent. These protections may lead GSAM to act in a riskier manner when acting on GSBD’s behalf than it would when acting for its own account.

Organization of GSAM

GSAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal executive offices of GSAM are located at 200 West Street, New York, NY 10282.

Expenses

GSAM pays all costs incurred by it in connection with the performance of its duties under the GSBD Investment Management Agreement. GSAM pays the compensation and expenses of all its personnel and makes available, without expense to GSBD, the services of such of its partners, officers and employees as may duly be elected as GSBD’s officers or directors, subject to their individual consent to serve and to any limitations imposed by law. GSAM is not required to pay any of GSBD’s expenses other than those specifically allocated to it, including as set forth below. In particular, but without limiting the generality of the foregoing, GSAM is not required to pay: (i) GSBD’s operational and organizational expenses; (ii) fees and expenses, including travel expenses, incurred by GSAM or payable to third parties related to GSBD’s investments, including, among others, professional fees (including the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on investments and prospective investments; (iii) interest payable on debt, if any, incurred to finance GSBD’s investments; (iv) fees and expenses incurred by GSBD in connection with membership in investment company organizations; (v) brokers’ commissions; (vi) fees and expenses associated with calculating GSBD’s NAV (including the costs and expenses of any Independent Valuation Advisor); (vii) legal, auditing or accounting expenses; (viii) taxes or governmental fees; (ix) the fees and expenses of the Administrator, transfer agent or sub-transfer agent; (x) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of GSBD’s shares; (xi) the expenses of and fees for registering or qualifying GSBD’s shares for sale and of maintaining its registration and registering GSBD as a broker or a dealer; (xii) the fees and expenses of GSBD’s directors who are not affiliated with GSAM; (xiii) the cost of preparing and distributing reports, proxy statements and notices to GSBD stockholders, the SEC and other regulatory authorities; (xiv) costs of holding stockholder meetings; (xv) listing fees; (xvi) the fees or disbursements of custodians of GSBD’s assets, including expenses incurred in the performance of any obligations enumerated by its certificate of incorporation or bylaws insofar as they govern agreements with any such custodian; (xvii) insurance premiums; or (xviii) costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with GSBD’s business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of its rights against any person and indemnification or contribution expenses payable by GSBD to any person and other extraordinary expenses not incurred in the ordinary course of GSBD’s business. GSAM is not required to pay expenses of activities which are primarily intended to result in sales of GSBD’s shares, including, all costs and expenses associated with the preparation and distribution of any offering memorandum, subscription agreements, registration statements, prospectuses or stockholder application forms.

GSAM may impose a voluntary cap on the amount of expenses that will be borne by GSBD on a monthly or annual basis. Any such expense cap may be increased, decreased, waived or eliminated at any time at GSAM’s sole discretion.

To the extent that expenses to be borne by GSBD pursuant to the GSBD Investment Management Agreement are paid by GSAM, GSBD will reimburse GSAM for such expenses, provided, however, that GSAM may elect, from time to time and in its sole discretion, to bear certain of GSBD’s expenses set forth above, including organizational and other expenses.

Administration Agreement

Pursuant to the GSBD Administration Agreement with State Street, GSBD’s administrator, the Administrator is responsible for providing various accounting and administrative services to GSBD.

The GSBD Administration Agreement provides that the administrator is not liable to GSBD for any damages or other losses arising out of the performance of its services thereunder except under certain circumstances, and contains provisions for the indemnification of the administrator by GSBD against liabilities to other parties arising in connection with the performance of its services to GSBD.

GSBD pays the administrator fees for its services as GSBD determines are commercially reasonable in GSBD’s sole discretion. GSBD also reimburses the administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the administrator pays any compensation associated with such functions.

GSBD is not obligated to retain the Administrator. The GSBD Administration Agreement may be terminated by either party without penalty upon 30 days’ written notice to the other party.

The terms of any administration agreement that GSBD may enter with any subsequent administrator may differ materially from the terms of the GSBD Administration Agreement with State Street in effect prior to such retention, including providing for a fee structure that results in GSBD, directly or indirectly, bearing higher fees for similar services and other terms that are potentially less advantageous to GSBD. GSBD stockholders will not be entitled to receive prior notice of the engagement of an alternate administrator or of the terms of any agreement that is entered into with such administrator.

Transfer Agent

Computershare Trust Company, N.A. serves as GSBD’s transfer agent (the “Transfer Agent”), dividend agent and registrar.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF GOLDMAN SACHS BDC, INC.

GSBD Investment Management Agreement

See “Goldman Sachs BDC, Inc. Management Agreements—GSBD Investment Management Agreement” for a description of the advisory and related services provided by GSAM pursuant to the GSBD Investment Management Agreement.

License Agreement

GSBD is party to a license agreement with an affiliate of Goldman Sachs pursuant to which GSBD has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, GSBD does not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not GSBD’s investment adviser or if GSBD’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, GSBD has no legal right to the “Goldman Sachs” name.

Co-Investment Opportunities

GSBD has in the past co-invested, and in the future may co-invest, on a concurrent basis with other funds managed by GSAM and its affiliates, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or GSAM’s allocation procedures. Certain types of negotiated co-investments may be made only if GSBD receives an order from the SEC permitting GSBD to do so. On January 4, 2017, the SEC granted GSBD, GS PMMC and MMLC, as well as certain other funds managed by GSAM in the future, the exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief.

Related Party Transaction Review Policy

The GSBD Audit Committee will review any potential related party transactions brought to its attention, and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to GSBD’s Code of Ethics. Each of GSBD’s directors and executive officers completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF GOLDMAN SACHS BDC, INC.

As of August 3, 2020, there were 40,448,044 shares of GSBD Common Stock outstanding. The following table sets forth, as of August 3, 2020, certain ownership information with respect to shares of GSBD Common Stock for each of GSBD’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to GSBD to beneficially own 5% or more of the outstanding shares of GSBD Common Stock. With respect to persons known to GSBD to beneficially own 5% or more of the outstanding shares of GSBD Common Stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to GSBD. The percentage ownership is based on 40,448,044 shares of GSBD Common Stock outstanding as of August 3, 2020.

Name and Address	Type of Ownership (3)	Shares Owned	Percentage	Estimated Pro Forma Percentage (4)
Beneficial owners of 5% or more
The Goldman Sachs Group, Inc. (1)	Beneficial	6,483,653	16%	6.6%

Interested Director
Kaysie Uniacke	Beneficial	16,667	*	*

Independent Directors
Jaime Ardila	Beneficial	19,414	*	*
Ross J. Kari	Beneficial	10,000	*	*
Ann B. Lane	Beneficial	6,890	*	*
Susan B. McGee	—	—	—	—

Executive Officers
Brendan McGovern	Beneficial	48,000	*	*
Jon Yoder	Beneficial	11,000	*	*
Jonathan Lamm	Beneficial	10,500	*	*
Julien Yoo	—	—	—	—
David Yu	Beneficial	9,750	*	*
Jordan Walter	—	4,577	*	*
David Pessah	—	—	—	—
Michael Mastropaolo	—	5,075	*	*
All executive officers and directors as a group (13 persons) (2)	Beneficial	141,873	*	*

*	Less than 1%.
(1)

Based on a Schedule 13G/A filed with the SEC on February 14, 2018. The address of Group Inc. is 200 West Street, New York, NY 10282. The shares of GSBD’s Common Stock shown in the above table as being owned by Group Inc. include 652,354 shares held directly by GS & Co., a wholly owned subsidiary of Group Inc. Group Inc. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Each of Group Inc. and GS & Co. has indicated that it intends to vote GSBD’s shares over which it has voting discretion in the same manner and proportion as shares of GSBD over which Group Inc. or GS & Co. does not have voting discretion.

(2)	The address for each of GSBD’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.
(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(4)

Estimated Pro Forma Percentage assumes the conversion of 53,844,947 shares of MMLC Common Stock, which was the number of shares of MMLC Common Stock outstanding as of March 31, 2020, into 57,375,775 shares of GSBD Common Stock and 97,777,412 shares of GSBD Common Stock outstanding on a pro forma basis. See “Control Persons and Principal Stockholders of Goldman Middle Market Lending Corp.” for ownership information with respect to MMLC Common Stock held by each of the officers and directors of GSBD and MMLC.

BUSINESS OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

MMLC

MMLC is a specialty finance company focused on lending to middle-market companies. MMLC is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, MMLC has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ended December 31, 2017. From MMLC’s commencement of operations on January 11, 2017 through March 31, 2020, MMLC has originated $2.32 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. MMLC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, MMLC may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that MMLC would continue to hold. In exchange for the greater risk of loss, the “last out” portion generally earns a higher interest rate than the “first-out” portion. MMLC uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. MMLC may make multiple investments in the same portfolio company.

MMLC invests primarily in U.S. middle-market companies, which it believes are underserved by traditional providers of capital such as banks and the public debt markets. In describing MMLC’s business, MMLC generally uses the term “middle-market companies” to refer to companies with EBITDA excluding certain one-time and non-recurring items that are outside the operations of these companies of between $5 million and $125 million annually. However, MMLC may from time to time invest in larger or smaller companies. MMLC generates revenues primarily through receipt of interest income from the investments MMLC holds. In addition, MMLC may generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to MMLC, unless, to the extent required by applicable law or exemptive relief therefrom, MMLC only receives its allocable portion of such fees when invested in the same portfolio company as other Accounts. The companies in which MMLC invests use MMLC’s capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

Available Information

MMLC files with or submits to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by MMLC with the SEC. Copies of these reports, proxy and information statements and other information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Strategy

MMLC’s origination strategy focuses on leading the negotiation and structuring of the loans or securities in which MMLC invests and holding the investments in MMLC’s portfolio to maturity. In many cases, MMLC is the sole investor in the loan or security in its portfolio. Where there are multiple investors, MMLC generally seeks to control or obtain significant influence over the rights of investors in the loan or security. MMLC’s investments typically have maturities between three and ten years and generally range in size between $10 million and $75 million, although MMLC may make larger or smaller investments on occasion.

Investment Portfolio

As of March 31, 2020 and December 31, 2019, MMLC’s portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	As of
	March 31, 2020			December 31, 2019
	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value
	($ in millions)			($ in millions)
First Lien/Senior Secured Debt	$1,342.49	$1,275.91	76.7%	$1,272.05	$1,266.49	75.2%
First Lien/Last-Out Unitranche	100.85	97.47	5.9	100.83	100.80	6.0
Second Lien/Senior Secured Debt	312.16	265.41	16.0	311.93	294.16	17.5
Preferred Stock	7.20	10.86	0.7	7.20	10.14	0.6
Common Stock	10.38	12.27	0.7	10.38	11.57	0.7

Total Investments	$1,773.08	$1,661.92	100.0%	$1,702.39	$1,683.16	100.0%

As of March 31, 2020, MMLC’s portfolio consisted of 169 investments in 83 portfolio companies across 30 different industries. The largest industries in MMLC’s portfolio, based on fair value as of March 31, 2020, were Software, Health Care Technology and Interactive Media & Services, which represented 10.2%, 10.0% and 9.7%, respectively, of MMLC’s portfolio at fair value.

The geographic composition of MMLC’s portfolio at fair value as of March 31, 2020 was 95.6% invested in portfolio companies organized in the United States, 2.8% in portfolio companies organized in Canada and 1.6% in portfolio companies organized in Ireland.

As of December 31, 2019, MMLC’s portfolio consisted of 166 investments in 81 portfolio companies across 29 different industries. The largest industries in MMLC’s portfolio, based on fair value as of December 31, 2019, were Health Care Providers & Services, Software and Health Care Technology, which represented 11.5%, 10.1% and 10.1%, respectively, of MMLC’s portfolio at fair value.

The geographic composition of MMLC’s portfolio at fair value as of December 31, 2019 was 95.6% invested in portfolio companies organized in the United States, 2.7% in portfolio companies organized in Canada and 1.7% in portfolio companies organized in Ireland.

As of March 31, 2020 and December 31, 2019, the weighted average yield on MMLC’s total portfolio by asset type (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.), at amortized cost and fair value, was as follows:

	As of
	March 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	8.1%	9.4%	8.7%	8.7%
First Lien/Last-Out Unitranche(2)(4)	9.4	11.3	10.1	10.1
Second Lien/Senior Secured Debt(2)	10.1	13.7	10.7	11.8
Preferred Stock(3)	—	—	—	—
Common Stock(3)	—	—	—	—
Total Portfolio	8.5%	10.1%	9.0%	9.2%

(1)	The weighted average yield of MMLC’s portfolio does not represent the total return to MMLC stockholders.

(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(3)

Computed based on the (a) stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(4)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.

As of March 31, 2020, the total portfolio weighted average yield at amortized cost and fair value was 8.5% and 10.1% as compared to 9.0% and 9.2%, as of December 31, 2019. The change in weighted average yield at amortized cost and fair value both on the total portfolio level and individual lien type was driven by portfolio company fundamental performance in relation to the increased market volatility, economic disruption, and wider credit spreads resulting from the recent COVID-19 pandemic. For further discussion of the impact of the COVID-19 pandemic on MMLC’s portfolio, please see “ —Impact of COVID-19 Pandemic.”

As of December 31, 2019, the total portfolio weighted average yield at amortized cost and fair value was 9.0% and 9.2%, respectively, which decreased from 10.3% and 10.4%, respectively, as of December 31, 2018. Within First Lien/Senior Secured Debt the decrease in weighted average yield at amortized cost and fair value was primarily driven by the decrease in LIBOR on MMLC’s variable rate secured debt investments.

The following table presents certain selected information regarding MMLC’s investment portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of March 31, 2020 and December 31, 2019:

As of
	March 31, 2020	December 31, 2019
Number of portfolio companies	83	81
Percentage of performing debt bearing a floating rate(1)	100.0%	100.0%
Percentage of performing debt bearing a fixed rate(1)(2)	—%	—%
Weighted average leverage (net debt/EBITDA)(3)	5.9x	5.9x
Weighted average interest coverage(3)	2.5x	2.3x
Median EBITDA(3)	$41.04 million	$40.25 million

(1)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(2)	Includes income producing preferred stock investments, if applicable.
(3)

For a particular portfolio company, MMLC calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, MMLC includes debt that is both senior and pari passu to the tranche of debt owned by MMLC but excludes debt that is legally and contractually subordinated in ranking to the debt owned by MMLC. MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by MMLC relative to other senior and junior creditors of a portfolio company. MMLC typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

For a particular portfolio company, MMLC also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of MMLC’s performing debt investments, excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by MMLC and may reflect a normalized or adjusted amount. As of March 31, 2020 and December 31, 2019, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 33.8% and 30.4%, respectively, of total debt investments at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by MMLC and may reflect a normalized or adjusted amount.

Floating rates are primarily LIBOR plus a spread.

The following table shows the amortized cost of MMLC’s performing and non-accrual investments (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of March 31, 2020 and December 31, 2019:

	As of
	March 31, 2020		December 31, 2019
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,773.08	100.0%	$1,702.39	100.0%
Non-accrual	—	—	—	—
Total Investments	$1,773.08	100.0%	$1,702.39	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. MMLC may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Corporate Structure and Private Offering

MMLC was formed as a Delaware limited liability company on June 13, 2016 with the name Goldman Sachs Middle Market Lending LLC and was converted to a Delaware corporation on January 30, 2017, at which time MMLC’s name was changed to Goldman Sachs Middle Market Lending Corp. MMLC has elected to be regulated as a BDC under the 1940 Act. In addition, MMLC has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending December 31, 2017.

From December 29, 2016 through September 29, 2017, MMLC was engaged in a continuous private offering of shares of its common stock in reliance on exemptions from the registration requirements of the Securities Act.

Investors acquiring shares of MMLC Common Stock in the private offering each entered into a subscription agreement (“Subscription Agreement”) pursuant to which each investor agreed to purchase shares of MMLC Common Stock for an aggregate purchase price equal to the portion of its requested capital commitment to MMLC that is accepted by MMLC (its “Commitment”). Each investor will be required to purchase shares of MMLC Common Stock (up to the amount of their undrawn Commitment) each time MMLC delivers a drawdown notice to MMLC’s investors, which will be delivered in respect of such Commitment at least five business days (as defined in Rule 14d-1 of the Exchange Act) (“Business Days”) prior to the required funding date (the “Drawdown Date”). New shares of MMLC Common Stock will be issued on each Drawdown Date.

An affiliate of GSAM (the “Initial Member”) made a capital contribution to MMLC of one hundred dollars on January 13, 2017 and served as MMLC’s sole initial member. MMLC began accepting Subscription Agreements on December 29, 2016 (the “Initial Closing Date”), and cancelled the Initial Member’s interest in MMLC on January 30, 2017, the first date on which investors (other than the Initial Member) made their initial capital contribution to purchase stock (the “Initial Drawdown Date”). MMLC held its final closing on September 29, 2017 (the “Final Closing Date”). Subject to certain limited exceptions under the 1940 Act, on each Drawdown Date, stockholders will be required to purchase shares of MMLC Common Stock issued at a price equal to MMLC’s then-current NAV per share as of the end of the most recent calendar month prior to the date of the applicable drawdown notice or issuance date, subject to the limitations of Section 23 under the 1940 Act (which generally prohibits MMLC from issuing shares of common stock at a price below the then-current NAV of the common stock as determined within 48 hours, excluding Sundays and holidays, of such issuance, subject to certain exceptions).

Stockholders are entitled to receive dividends or other distributions declared by the MMLC Board and are entitled to one vote for each share of MMLC Common Stock held on all matters submitted to a vote of the MMLC stockholders.

As of March 31, 2020, MMLC had aggregate Commitments and undrawn Commitments from investors as follows:

	As of March 31, 2020
	Capital Commitments ($ in millions)	Unfunded Capital Commitments ($ in millions)	% of Capital Commitments Funded
Common stock	$1,034.65	—	100%

The following table summarizes the total common shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements during the three months ended March 31, 2020:

Share Issue Date	Shares Issued	Proceeds Received
February 24, 2020	3,282,464	$61,806

Total capital drawdowns	3,282,464	$61,806

The following table summarizes the total common shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements during the year ended December 31, 2019:

Share Issue Date	Shares Issued	Proceeds Received ($ in millions)

March 25, 2019	4,286,182	$82.61
June 27, 2019	2,179,196	41.55
December 27, 2019	1,092,225	20.72

Total capital drawdowns	7,557,603	$144.88

The following table summarizes the total shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements for the year ended December 31, 2018:

Share Issue Date	Shares Issued	Proceeds Received ($ in millions)
March 26, 2018	2,700,602	$51.86
June 25, 2018	2,689,865	51.62
September 27, 2018	8,011,747	154.82
December 27, 2018	5,354,207	103.79

Total capital drawdowns	18,756,421	$362.09

Investment Period

The investment period commenced on the Initial Closing Date. On August 8, 2019, the MMLC Board extended the investment period for one additional six-month period from September 29, 2019 to March 29, 2020. With the approval of a majority-in-interest of the stockholders, the investment period may be extended for up to one additional year thereafter (such period, including any extensions, the “Investment Period”). In addition, the MMLC Board may terminate the Investment Period at any time in its discretion.

Drawdowns may be issued at any time prior to the expiration of the Investment Period for any permitted purpose, in connection with which shares will be issued as described above.

Following the end of the Investment Period, MMLC will have the right to issue drawdowns only (i) to pay, and/or establish reserves for, actual or MMLC’s anticipated expenses, liabilities, including the payment or repayment of Financings (as defined below) or other obligations, contingent or otherwise (including the management fee), whether incurred before or after the end of the Investment Period, (ii) to fulfill investment commitments made or approved by the Investment Committee (as defined below) prior to the expiration of the Investment Period, (iii) to engage in hedging transactions, or (iv) to make additional investments in existing Portfolio Companies (including transactions to hedge interest rate or currency risks related to an additional investment).

“Financings” are indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness), other indebtedness, financings or extensions of credit.

Term

If MMLC has not consummated an Exit Event (as defined below), including the Merger, by the sixth anniversary of the Final Closing Date (the “Wind-down Determination Date”), the MMLC Board (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the 1940 Act and the Code) will meet to consider MMLC’s potential wind down and/or liquidation and dissolution.

“Exit Event” means (i) any listing of MMLC Common Stock on a national securities exchange (a “listing”), including in connection with an initial public offering (“IPO”), (ii) merger with another entity, including an affiliated company, subject to any limitations under the 1940 Act or (iii) the sale of all or substantially all of the assets of MMLC.

The Merger will be considered an Exit Event for purposes of calculating the incentive fee based on income for MMLC but will not be considered an Exit Event for purposes of calculating the incentive fee based on capital gains for MMLC.

Repurchase Offers

The MMLC Board expects to consider, in its discretion, offers to repurchase shares of MMLC’s common stock in an amount of up to 5% of MMLC’s outstanding shares of common stock (with the exact amount to be set by the MMLC Board) at the end of each quarter following the expiration of the Investment Period and with such offers ending prior to the time of an Exit Event. If MMLC were to engage in a share repurchase offer, its stockholders would be able to tender their shares at a price per share that reflects MMLC’s NAV per share as of a recent date. Such offers to repurchase shares of MMLC’s common stock will be subject to, and conducted in accordance with, the applicable requirements of the Exchange Act and the 1940 Act. To the extent any such repurchase may lead to adverse tax, ERISA, or other regulatory consequences for MMLC or MMLC stockholders, the MMLC Board may determine not to proceed with any such share repurchases.

MMLC’s Investment Adviser

GSAM serves as MMLC’s investment adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of the MMLC Board, a majority of which is made up of independent directors (including an independent Chairman), GSAM manages MMLC’s day-to-day operations and provides MMLC with investment advisory and management services and certain administrative services. GSAM is a subsidiary of Group Inc., a public company that is a BHC, a FHC and a world-wide, full-service financial services organization. Group Inc. is the general partner and owner of GSAM. GSAM has been providing financial solutions for investors since 1988 and had over $1.7 trillion of assets under supervision as of March 31, 2020.

The GSAM Private Credit Group

The Private Credit Group of GSAM (the “GSAM Private Credit Group”) is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring MMLC’s investments and monitoring and servicing MMLC’s investments. The GSAM Private Credit Group was comprised of 25 investment professionals, as of March 31, 2020, all of whom are dedicated to MMLC’s investment strategy and other funds that share a similar investment strategy with MMLC. The GSAM Private Credit Group sits with a broader team known as the “GSAM Credit Alternatives Team,” which has additional responsibilities other than those relating to MMLC. In addition, GSAM has risk management, legal, accounting, tax, information technology and compliance personnel, among others, who provide services to MMLC. MMLC benefits from the expertise provided by these personnel in MMLC’s operations.

The GSAM Private Credit Group is dedicated primarily to private corporate credit investment opportunities in North America and utilizes a bottom-up, fundamental research approach to lending. The senior members of the GSAM Private Credit Group have been working together since 2006 and have an average of over 17 years of experience in leveraged finance and private transactions.

All investment decisions are made by the Investment Committee, which currently consists of five voting members: Brendan McGovern, Jon Yoder, David Yu, Jordan Walter, and Michael Mastropaolo, as well as three non-voting members with operational and/or legal expertise. The Investment Committee is responsible for approving all of MMLC’s investments. The Investment Committee also monitors investments in MMLC’s portfolio and approves all asset dispositions. MMLC expects to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. The voting members of the Investment Committee collectively have over 50 years of experience in middle-market investment and activities related to middle-market investing. The membership of the Investment Committee may change from time to time.

Allocation of Opportunities

MMLC’s investment objectives and investment strategies are similar to those of other Accounts, and an investment appropriate for MMLC may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among MMLC and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by MMLC and other Accounts are not permitted under applicable law.

MMLC is prohibited by the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the MMLC Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of MMLC’s outstanding voting securities is MMLC’s affiliate for purposes of the 1940 Act, and MMLC is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors. GSAM and its affiliates, including persons that control, or are under common control with, MMLC or GSAM, are also considered MMLC’s affiliates under the 1940 Act, and MMLC is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, MMLC may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by MMLC and other Accounts managed by GSAM may be made only pursuant to an order from the SEC permitting MMLC to do so. Together with GSAM, GSBD and GS PMMC, MMLC applied for and received an exemptive order from the SEC that permits it to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM. After the date of the exemptive order, co-investments may be made subject to certain conditions, including that co-investments are made in a manner consistent with MMLC’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief, and are allocated fairly among participants. As a result of such order, there could be significant overlap in MMLC’s investment portfolio and the investment portfolios of the other GS BDCs and/or other funds managed by GSAM. If GSAM identifies an investment and MMLC is unable to rely on its exemptive relief for that particular opportunity, GSAM will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the Account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that MMLC may not be given the opportunity to participate in investments made by other Accounts.

MMLC may also invest alongside other Accounts advised by GSAM and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, MMLC may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting MMLC and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met. MMLC may also invest alongside other Accounts as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of GSAM.

To address these potential conflicts, GSAM has developed allocation policies and procedures that provide that personnel of GSAM making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed outside of the GSAM Private Credit Group are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when MMLC does not and vice versa.

In some cases, due to information barriers that are in place, other Accounts may compete with MMLC for specific investment opportunities without being aware that MMLC is competing against each other. Goldman Sachs has a conflicts system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Goldman Sachs assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular Account (including MMLC) or is prohibited from being allocated to a particular Account. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate Account.

Personnel of GSAM involved in decision-making for Accounts may make allocation related decisions for MMLC and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on GSAM’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases GSAM may make investment recommendations to Accounts where the Accounts make the investment independently of GSAM, which may result in a reduction in the availability of the investment opportunity for other Accounts (including MMLC) irrespective of GSAM’s policies regarding allocation of investments.

GSAM, including the GSAM Credit Alternatives Team, may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or may be employed pro rata among Accounts, even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, GSAM may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

MMLC may or may not receive opportunities referred by Goldman Sachs businesses and affiliates, but in no event does MMLC has any rights with respect to such opportunities. Subject to applicable law, including the 1940 Act, such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in MMLC, or such other persons or entities as determined by Goldman Sachs in its sole discretion. MMLC will have no rights and will not receive any compensation related to such opportunities. Certain of such opportunities may be referred to MMLC by employees or other personnel of GS & Co., or by third-parties. If MMLC invests in any such opportunities, GS & Co. or such third-parties may be entitled, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the 1940 Act, to compensation from MMLC or from the borrowers in connection with such investments. Any compensation MMLC pays in connection with such referrals will be an operating expense and will accordingly be borne by MMLC (and will not serve to offset any management fee or incentive fee payable to GSAM).

In connection with certain of MMLC’s investments, following GSAM’s determination that the appropriate portion of an applicable investment opportunity has been offered to MMLC and other Accounts in accordance with GSAM’s allocation policy and applicable legal requirements, including the 1940 Act and, if applicable, the terms of the SEC exemptive order on co-investments disclosed herein (collectively, “Applicable Law”), MMLC and/or GSAM may have the opportunity to offer all or a portion of the excess amounts of such investment opportunity to other persons or entities. These opportunities include, for example, where GSAM has determined that while it is in MMLC’s best interests to acquire the full amount of an investment available to it if the alternative is to not make the investment at all, it is further in MMLC’s best interests, due to diversification, portfolio management, leverage management, investment profile, risk tolerance or other exposure guidelines or limitations, cash flow or other considerations, for MMLC to hold less economic exposure to the investment than such full amount. Subject to Applicable Law, such opportunities may be structured as an investment alongside MMLC or as a purchase of a portion of the investment from MMLC (through a syndication, participation or otherwise).

In all cases, subject to Applicable Law, GSAM has broad discretion in determining to whom and in what relative amounts to offer such opportunities, and factors GSAM may take into account, in its sole discretion, include whether such potential recipient is able to assist or provide a benefit to MMLC in connection with the potential transaction or otherwise, whether GSAM believes the potential recipient is able to execute a transaction quickly, whether the potential recipient is expected to provide expertise or other advantages in connection with a particular investment, whether GSAM is aware of such potential recipient’s expertise or interest in these types of opportunities generally or in a subset of such opportunities or, the potential recipient’s target investment sizing. Recipients of these opportunities may, in accordance with Applicable Law, include one or more investors in MMLC, one or more investors in other funds managed by the GSAM Credit Alternatives Team, clients or potential clients of Goldman Sachs, or funds or accounts established for any such persons. These opportunities may give rise to potential conflicts of interest. These opportunities will be offered to the recipients thereof on such terms as GSAM determines in its sole discretion, subject to Applicable Law, including on a no-fee basis or at prices higher or lower than those paid by MMLC. As a result of these and other reasons, returns with respect to an opportunity may exceed investors’ returns with respect to MMLC’s investment in the same opportunity.

Market Opportunity

The GSAM Private Credit Group believes there is an attractive investment opportunity to invest in U.S. middle-market companies. Specifically:

•

The middle-market represents a large target market opportunity. According to the National Center for the Middle Market and the CIA World Factbook, the U.S. middle market is comprised of approximately 200,000 companies that represent approximately 33% of the private sector gross domestic product, employing approximately 47.9 million people.[1] The GSAM Private Credit Group believes that there is an attractive investment environment for MMLC to provide loans to U.S. middle market companies.

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There have been secular changes in ownership structures of middle-market companies. The GSAM Private Credit Group has observed a transformation in the ownership structures of private and public companies. The number of U.S. private-equity companies is at its highest level since 2000. Conversely, the number of listed U.S. domestic companies has dramatically declined over the same time period, yet the average market capitalization of listed U.S. companies has grown. The GSAM Private Credit Group believes that this has resulted in a shift in the ownership of middle-market companies and thus creating a larger market opportunity for MMLC to provide debt capital to the companies that MMLC expects to target.

•

There is a large amount of un-invested private equity capital for middle-market companies. There is a large amount of un-invested private equity capital for North America buyout funds. The GSAM Private Credit

[1]

Estimate for 2019 by the National Center for the Middle Market, which defined middle market as companies with annual revenue of $10 million—$1 billion. See http://www.middlemarketcenter.org (relying on data from the CIA World Factbook, available at https://www.cia.gov/library/publications/the-world-factbook/).

Group believes this creates additional capacity for MMLC as the GSAM Private Credit Group expects private equity firms will seek to leverage their investments by combining equity capital with debt capital.

•

Changes in business strategy by banks have further reduced the supply of capital to middle-market companies. The trend of consolidation of regional banks into money center banks has reduced the focus of these businesses on middle-market lending. Money center banks traditionally focus on lending and providing other services to large corporate clients to whom they can deploy larger amounts of capital more efficiently. The GSAM Private Credit Group believes that this has resulted in fewer bank lenders to U.S. middle-market companies and reduced the availability of debt capital to the companies that MMLC expects to target.

•

The capital markets have been unable to fill the void in middle-market finance left by banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle-market companies are rarely able to access these markets as participants are generally highly focused on the liquidity characteristics of the bond or loan being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds and broadly syndicated loans. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions. Accordingly, the existence of an active secondary market for their investments is an important consideration in the initial investment decision. Because there is typically no active secondary market for the debt of U.S. middle-market companies, mutual funds and ETFs generally do not provide capital to U.S. middle-market companies. The GSAM Private Credit Group believes that this is likely to be a persistent problem for the capital markets and creates an advantage for investors like MMLC who have a more stable capital base and can therefore invest in illiquid assets.

•

It is difficult for new lending platforms to enter the middle market and fill the capital void because it is very fragmented. While the middle market is a very large component of the U.S. economy, it is a highly fragmented space with thousands of companies operating in many different geographies and industries. Typically, companies that need capital find lenders and investors based on pre-existing relationships, referrals and word of mouth. Developing the many relationships and wide-spread recognition required to become a source of capital to the middle market is a time consuming, highly resource-intensive endeavor. As a result, the GSAM Private Credit Group believes that it is difficult for new lending platforms to successfully enter the middle market, thereby providing insulation from rapid shifts in the supply of capital to the middle market that might otherwise disrupt pricing of capital.

Competitive Advantages

The Goldman Sachs Platform: Group Inc. is a leading global financial institution that provides a wide range of financial services to a substantial and diversified client base, including companies and high net worth individuals, among others. The firm is headquartered in New York, and maintains offices across the United States and in all major financial centers around the world. Group Inc.’s asset management subsidiary, GSAM, is one of the world’s leading investment managers with 683 investment professionals and approximately $1.7 trillion in assets under supervision as of March 31, 2020.2 GSAM’s investment teams, including the GSAM Private Credit Group, capitalize on the relationships, market insights, risk management expertise, technology and infrastructure of Goldman Sachs. The GSAM Private Credit Group believes the Goldman Sachs platform delivers a meaningful competitive advantage in the following ways:

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Origination of Investment Opportunities: Goldman Sachs has a preeminent network of relationships and the ability to provide valued intellectual, as well as financial, capital to middle-market borrowers which the GSAM Private Credit Group believes significantly enhances its origination capability. The GSAM Private Credit Group believes that many borrowers prefer to do business with Goldman Sachs and its advised funds because of its ability to offer further services to middle-market companies as they grow in their life cycle,

[2]	Assets Under Supervision (AUS) includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

including financial advice, acquisition opportunities and capital markets expertise. The GSAM Private Credit Group is also able to leverage the Goldman Sachs platform to provide borrowers with access to Goldman Sachs’ broad client network, which can be utilized to find new customers and partners as they seek to grow and execute their strategic plans.

•

Evaluation of Investment Opportunities: The GSAM Private Credit Group is comprised of seasoned professionals with significant private credit investing experience. The team draws on a diverse array of skill sets, spanning fundamental credit and portfolio management, as well as legal and transactional structuring expertise. The GSAM Private Credit Group is trained in, and utilizes, proprietary investment practices and procedures developed over many decades by Goldman Sachs, including those related to performing due diligence on prospective portfolio investments and reviewing the backgrounds of potential partners. Further, Goldman Sachs is an active participant in a wide array of industries, both in service to clients operating in many different industries and acting as a principal or customer in such industries. Accordingly, Goldman Sachs houses a tremendous amount of industry knowledge and experience. Subject to internal information barriers and related limitations, the GSAM Private Credit Group is able to draw upon these industry insights and expertise as it evaluates investment opportunities.

•

Risk Monitoring of Investments: The GSAM Private Credit Group has significant processes and procedures in place, including proprietary information technology systems, to monitor and evaluate the performance of its investments at the asset level. In addition, the GSAM Private Credit Group benefits from Goldman Sachs’ extensive risk management capabilities, which have been developed and honed over many investment cycles. The GSAM Private Credit Group’s portfolio is regularly reviewed and stressed under various scenarios by senior risk management personnel within Goldman Sachs. These scenarios are drawn from the expertise developed by Goldman Sachs for its own balance sheet. This risk monitoring is designed to minimize the risk of capital loss and maintain an investment portfolio that is expected to perform in a broad range of economic conditions.

Operating and Regulatory Structure

MMLC has elected to be treated as a BDC under the 1940 Act. As a BDC, MMLC is generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of its total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Exchange Act, and (iii) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies. In addition, MMLC currently is an “emerging growth company,” as defined in the JOBS Act. See “—Qualifying Assets.”

MMLC has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ended December 31, 2017. As a RIC, MMLC generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that MMLC timely distributes to its stockholders as dividends if MMLC meets certain source of income, distribution and asset diversification requirements. MMLC intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that MMLC may retain certain net capital gains for reinvestment and MMLC may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. In addition, the distributions MMLC pays to its stockholders in a year may exceed MMLC’s net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Investments

MMLC seeks to create a portfolio that includes primarily direct originations of secured debt, including first lien, unitranche, and last-out portions of such loans; second lien debt; unsecured debt, including mezzanine debt; and select equity investments. MMLC expects to make investments through both primary originations and open-market secondary purchases. MMLC currently does not limit its focus to any specific industry. If MMLC is successful in achieving its investment objective, MMLC believes that it will be able to provide its stockholders with consistent dividend distributions and attractive risk adjusted total returns.

As of March 31, 2020, MMLC’s portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) on a fair value basis, was comprised of approximately 98.6% secured debt investments (82.6% in first lien debt (including 5.9% in first lien/last-out unitranche loans) and 16.0% in second lien debt), 0.7% in preferred stock and 0.7% in common stock. As of December 31, 2019, MMLC’s portfolio (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) on a fair value basis, was comprised of approximately 98.7% secured debt investments (81.2% in first lien debt (including 6.0% in first lien/last-out unitranche loans) and 17.5% in second lien debt), 0.6% in preferred stock and 0.7% in common stock. MMLC expects that its portfolio will continue to include secured debt, including first lien, unitranche, including last out portions of such loans, and second lien debt and, to a lesser extent, equities. In addition to investments in U.S. middle-market companies, MMLC may invest a portion of its capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity. Such investments are intended to enhance MMLC’s risk adjusted returns to stockholders, and the proportion of these types of investments will change over time given MMLC’s views on, among other things, the economic and credit environment in which it is operating, although these types of investments generally will constitute less than 30% of MMLC’s total assets.

In the future, MMLC may also securitize a portion of its investments in any or all of its assets. MMLC expects that its primary use of funds will be to make investments in portfolio companies, distribute cash to holders of MMLC’s common stock and pay its operating expenses, including debt service to the extent MMLC borrows or issues senior securities to fund MMLC’s investments.

On January 4, 2017, the SEC granted GSBD, GS PMMC and MMLC exemptive relief to co-invest with other funds managed by GSAM, including the GSAM Credit Alternatives investment team in a manner consistent with MMLC’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Additionally, if GSAM forms other funds in the future, MMLC may co-invest on a concurrent basis with such other affiliates, subject to compliance with the exemptive relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures.

Investment Criteria

MMLC is committed to a value-oriented philosophy implemented by GSAM, which manages MMLC’s portfolio and seeks to minimize the risk of capital loss without foregoing the potential for capital appreciation. MMLC has identified several criteria, discussed below, that GSAM believes are important in identifying and investing in prospective portfolio companies.

These criteria provide general guidelines for MMLC’s investment decisions. However, not all of these criteria will be met by each prospective portfolio company in which MMLC chooses to invest. Generally, MMLC seeks to use its experience and access to market information to identify investment candidates and to structure investments quickly and effectively.

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Value orientation and positive cash flow. MMLC’s investment philosophy places a premium on fundamental analysis and has a distinct value orientation. MMLC focuses on companies in which it can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, MMLC does not expect to invest in start-up companies or companies having speculative business plans.

•

Experienced management and established financial sponsor relationships. MMLC generally requires that its portfolio companies have an experienced management team. MMLC also requires the portfolio companies to have proper incentives in place to induce management to succeed and to act in concert with MMLC’s interests as investors. In addition, MMLC focuses its investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of GSAM have an established relationship.

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Strong and defensible competitive market position. MMLC seeks to invest in target companies that have developed leading market positions within their respective markets and are well-positioned to capitalize on growth opportunities. MMLC also seeks companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability while enabling MMLC to protect its principal and avoid capital losses.

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Viable exit strategy. MMLC seeks to invest in companies that GSAM believes will provide a steady stream of cash flow to repay MMLC’s loans and reinvest in their respective businesses. MMLC expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, MMLC’s investments in portfolio companies to be a key means by which MMLC exits from its investments over time. In addition, MMLC also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay MMLC’s investments through an initial public offering of common stock or other capital markets transactions.

•

Due diligence. GSAM takes a bottom-up, fundamental research approach to MMLC’s potential investments. It believes it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. GSAM conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from its experience, industry expertise and network of contacts. In conducting due diligence, GSAM uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

MMLC’s due diligence typically includes:

•	review of historical and prospective financial information;

•	review of the capital structure;

•	analysis of the business and industry in which the company operates;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of loan documents;

•	background checks; and

•	research relating to the portfolio company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the team leading the investment presents the investment opportunity to MMLC’s Investment Committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the Investment Committee. The members of the Investment Committee are employees of GSAM and they do not receive separate compensation from MMLC or GSAM for serving on the Investment Committee.

Additional due diligence with respect to any investment may be conducted on MMLC’s behalf (and at MMLC’s expense) by attorneys prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment Committee

All investment decisions are made by the Investment Committee which consists of five voting members, Brendan McGovern, Jon Yoder, David Yu, Jordan Walter, and Michael Mastropaolo, as well as three non-voting members with operational or legal expertise. The Investment Committee is responsible for approving all of MMLC’s investments. The Investment Committee also monitors investments in MMLC’s portfolio and approves all asset dispositions. MMLC expects to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity.

The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by GSAM. The Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee’s members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to GSAM’s investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the Investment Committee meetings serve as a forum for discussing credit views and outlooks, as well as reviewing investments. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of GSAM’s investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

Once MMLC determines that a prospective portfolio company is suitable for investment, MMLC works with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. MMLC negotiates among these parties and use creative and flexible approaches to structure MMLC’s investment relative to the other capital in the portfolio company’s capital structure.

MMLC expects its secured debt to have terms of approximately three to ten years. MMLC generally obtains security interests in the assets of its portfolio companies that will serve as collateral in support of the repayment of this debt. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

MMLC uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. Mezzanine debt typically has interest-only payments in the early years, payable in cash or in-kind, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, MMLC may enter into mezzanine debt that, by its terms, converts into equity (or is issued along with warrants for equity) or additional debt securities or defers payments of interest for the first few years after MMLC’s investment. Typically, MMLC’s mezzanine debt investments have maturities of three to ten years.

MMLC also invests in unitranche loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In a number of instances, MMLC may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and other amounts due thereunder over the “last out” portion that MMLC would continue to hold.

In the case of MMLC’s secured debt and unsecured debt, including mezzanine debt investments, MMLC seeks to tailor the terms of the investments to the facts and circumstances of the transactions and the prospective portfolio companies, negotiating a structure that protects MMLC’s rights and manages MMLC’s risk while creating incentives for the portfolio companies to achieve their business plan and improve their profitability. For example, in addition to seeking a senior position in the capital structure of MMLC’s portfolio companies, MMLC seeks to limit the downside potential of its investments by:

•	requiring a total return on MMLC’s investments (including both interest and potential equity appreciation) that compensates MMLC for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with MMLC’s investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of its capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

MMLC’s investments may include equity features, such as direct investments in the equity or convertible securities of portfolio companies or warrants or options to buy a minority interest in a portfolio company. Any warrants MMLC may receive with its debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, MMLC may achieve additional investment return from these equity investments. MMLC may structure the warrants to provide provisions protecting MMLC’s rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, MMLC may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

MMLC expects to hold most of its investments to maturity or repayment, but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. MMLC also may turn over its investments to better position the portfolio as market conditions change.

Ongoing relationships with portfolio companies

Monitoring

GSAM monitors MMLC’s portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. GSAM has several methods of evaluating and monitoring the performance and fair value of MMLC’s investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	comparisons to MMLC’s other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of monthly and quarterly financial statements and financial projections of portfolio companies.

As part of the monitoring process, GSAM also employs an investment rating system to categorize MMLC’s investments. In addition to various risk management and monitoring tools, GSAM grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to MMLC’s initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The grading system is as follows:

•

investments with a grade of 1 involve the least amount of risk to MMLC’s initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit;

•

investments with a grade of 2 involve a level of risk to MMLC’s initial cost basis that is similar to the risk to MMLC’s initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to MMLC’s ability to ultimately recoup the cost of its investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2;

•

investments with a grade of 3 indicate that the risk to MMLC’s ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due; and

•

investments with a grade of 4 indicate that the risk to MMLC’s ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, in most cases, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that MMLC will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis upon exit.

GSAM grades the investments in MMLC’s portfolio at least quarterly and it is possible that the grade of a portfolio investment may be reduced or increased over time. For investments graded 3 or 4, GSAM enhances its level of scrutiny over the monitoring of such portfolio company.

Managerial Assistance

As a BDC, MMLC must offer, and must provide upon request, significant managerial assistance to certain of MMLC’s eligible portfolio companies within the meaning of Section 55 of the 1940 Act. This assistance could involve, among other things, monitoring the operations of MMLC’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. GSAM or an affiliate thereof may provide such managerial assistance on MMLC’s behalf to portfolio companies that request such assistance. MMLC may receive fees for these services. See “—Managerial Assistance to Portfolio Companies.”

Competition

MMLC’s primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial financing companies, collateralized loan obligations (“CLOs”), private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of MMLC’s existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than MMLC does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to MMLC.

In addition, some of MMLC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than MMLC. Furthermore, many of MMLC’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on MMLC as a BDC.

While MMLC expects to use the industry information of GSAM’s investment professionals to which MMLC has access to assess investment risks and determine appropriate pricing for MMLC’s investments in portfolio companies, MMLC does not seek to compete primarily based on the interest rates MMLC offer and GSAM believes that some of MMLC’s competitors may make loans with interest rates that are comparable to or lower than the rates MMLC offers. Rather, MMLC competes with its competitors based on MMLC’s reputation in the market, its existing investment platform, the seasoned investment professionals of GSAM, its experience and focus on middle-market companies, its disciplined investment philosophy, its extensive industry focus and relationships and its flexible transaction structuring.

Staffing

MMLC does not currently have any employees. MMLC’s day-to-day operations are managed by GSAM. GSAM has hired and expects to continue to hire professionals with skills applicable to MMLC’s business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

MMLC does not own any real estate or other properties materially important to its operations. MMLC’s principal executive offices are located at 200 West Street, New York, NY 10282. MMLC believes that its office facilities are suitable and adequate for its business as it is contemplated to be conducted.

Legal Proceedings

MMLC and GSAM are not currently subject to any material legal proceedings, although MMLC and GSAM may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

MMLC’s Administrator

Pursuant to MMLC’s Administration Agreement, the Administrator is responsible for providing various accounting and administrative services to MMLC. The Administrator is entitled to fees as described in “MMLC Administration Agreement.” To the extent that the Administrator outsources any of its functions, the administrator will pay any compensation associated with such functions. See “—MMLC Administration Agreement.”

Regulation

MMLC has elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that MMLC may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of MMLC’s outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the vote: (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of such company, whichever is less.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. Additionally, the 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to MMLC’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of MMLC’s total assets (66 2/3% if certain requirements are met) after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the 1940 Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

MMLC may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, MMLC may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined under the Securities Act. MMLC may purchase or otherwise receive warrants, which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, MMLC may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances.

MMLC does not intend to acquire securities issued by any investment company whereby MMLC’s investment would exceed the limits imposed by the 1940 Act. Under these limits, MMLC generally cannot (1) acquire more than 3% of the total outstanding voting stock of any registered investment company, (2) invest more than 5% of the value of MMLC’s total assets in the securities of one registered investment company or (3) invest more than 10% of the value of MMLC’s total assets in the securities of registered investment companies in general. These limitations do not apply where MMLC acquires interests in a money market fund as long as MMLC does not pay a sales charge or service fee in connection with the purchase. With respect to the portion of MMLC’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject MMLC stockholders to additional expenses. None of MMLC’s policies described above is fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the 1940 Act.

Private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to certain of the limits under the 1940 Act noted above. Specifically, such private funds may not acquire directly or through a controlled entity more than 3% of MMLC’s total outstanding voting stock (measured at the time of the acquisition).

Investment companies registered under the 1940 Act are also subject to the restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in MMLC’s securities. As a result, certain investors would be required to hold a smaller position in MMLC’s shares than if they were not subject to such restrictions.

MMLC is generally not able to issue and sell the shares at a price below the then-current NAV per share. MMLC may, however, sell the shares at a price below the then-current NAV per share if the MMLC Board determines that such sale is in MMLC’s best interests and the best interests of the stockholders, and the stockholders approve such sale.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets (not including certain assets specified in the 1940 Act) represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to MMLC’s proposed business are the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding thirteen months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules and regulations as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•

does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding common equity of less than $250 million;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company that MMLC controls.

(3)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and MMLC already owns at least 60% of the outstanding equity of the eligible portfolio company.

(5)

Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC does not make available significant managerial assistance solely in this fashion). Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, MMLC’s investments may consist of cash, cash items (such as money market funds), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which MMLC refers to, collectively, as “temporary investments”, so that 70% of MMLC’s assets are qualifying assets. MMLC may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as MMLC, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. MMLC’s leverage restrictions may limit the proportion of MMLC’s assets that may be invested in such repurchase agreements. See “Management’s Discussion and Analysis of

Financial Condition and Results of Operations of Goldman Sachs Middle Market Lending Corp.—Key Components of Operations—Leverage.” Further, if more than 25% of MMLC’s total assets constitute repurchase agreements from a single counterparty, MMLC would generally not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes.

Thus, MMLC does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GSAM will monitor the creditworthiness of the counterparties with which MMLC enters into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, MMLC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to MMLC’s common stock if its asset coverage ratio, as defined under the 1940 Act, is at least equal to 200% immediately after each such issuance (or 150% if certain requirements are met). The SBCAA modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs to 150%, subject to certain approval and disclosure requirements and, in the case of BDCs without common equity listed on a national securities exchange, such as MMLC, an offer to repurchase shares held by the BDC’s stockholders as of the date the requisite approval is obtained. As a result, BDCs are able to increase their leverage capacity if shareholders approve a proposal to do so. If a BDC receives shareholder approval, it would be allowed to increase its leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the directors who are not “interested persons,” as defined in the 1940 Act, of the BDC to approve an increase in its leverage capacity, and such approval would become effective after one year. In addition, except in limited circumstances, while any indebtedness and senior securities remain outstanding, MMLC must make provisions to prohibit any distribution to MMLC stockholders or the repurchase of such securities or stock unless MMLC meets the applicable asset coverage ratios at the time of the distribution or repurchase. MMLC may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. A loan is presumed to be made for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed to not be for temporary purposes.

Code of Ethics

MMLC has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and MMLC has also adopted GSAM’s Code of Ethics in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by MMLC. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may be obtained by electronic request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures

MMLC has delegated the voting of portfolio securities to GSAM. For client accounts for which GSAM has voting discretion, GSAM has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly traded equities, GSAM has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to assure that it continues to be consistent with GSAM’s guiding principles. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

GSAM has retained a third party proxy voting service (the “Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including operational, recordkeeping, and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is GSAM’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, GSAM’s portfolio management teams (the “Portfolio Management Teams”) may, on certain proxy votes, seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM conducts periodic due diligence meetings with the Proxy Service which include a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that GSAM makes on behalf of a client account and to help assure that such decisions are made in accordance with GSAM’s fiduciary obligations to its clients. These policies and procedures include GSAM’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between GSAM and other Goldman Sachs’ businesses. Notwithstanding such proxy voting policies and procedures, actual proxy voting decision of GSAM may have the effect of benefitting the interest of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that GSAM believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by GSAM based on its assessment of the particular transactions or other matters at issue.

MMLC stockholders may obtain information about proxy voting in MMLC’s annual proxy statement filed on Schedule 14A with the SEC. Proxies are available upon request to MMLC or by visiting the SEC’s website at www.sec.gov. Requests to MMLC should be addressed to:

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

71 S WACKER DRIVE

SUITE 500

CHICAGO, IL 60606

Privacy Principles

The following information is provided to help investors understand what personal information MMLC collects, how MMLC protects that information and why, in certain cases, MMLC may share information with select other parties.

MMLC generally will not receive any nonpublic personal information relating to stockholders who purchase MMLC’s common stock. MMLC may collect nonpublic personal information regarding MMLC’s existing investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between MMLC and individual investors. MMLC may share information that it collects regarding an investor with MMLC’s affiliates and the employees of such affiliates for everyday business purposes, for example, to service the investor’s accounts and, unless an investor opts out, provide the investor with information about other products and services offered by MMLC or its affiliates that may be of interest to the investor. In addition, MMLC may disclose information that MMLC collects regarding investors to third parties who are not affiliated with MMLC (i) as authorized by MMLC’s investors in investor subscription agreements or MMLC’s organizational documents; (ii) as required by applicable law or in connection with a properly authorized legal or regulatory investigation, subpoena or summons, or to respond to judicial process or government regulatory authorities having property jurisdiction; (iii) as required to fulfill investor instructions; or (iv) as otherwise permitted by applicable law to perform support services for investor accounts or process investor transactions with MMLC or its affiliates.

Any party not affiliated with MMLC that receives nonpublic personal information relating to investors from MMLC is required to adhere to confidentiality agreements and to maintain appropriate safeguards to protect your information. Additionally, for officers, employees and agents of MMLC and its affiliates, access to such information is restricted to those who need such access to provide services to MMLC and investors. MMLC maintains physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

Other

MMLC may also be prohibited under the 1940 Act from knowingly participating in certain transactions with MMLC’s affiliates without the prior approval of the members of the MMLC Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by BDCs with affiliates to prohibit “joint” transactions among entities that share a common investment adviser or are under common control with GSAM. The staff of the SEC has granted relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, MMLC will be unable to invest in any issuer in which another client sponsored or managed by GSAM has previously invested, including GSBD, GS PMMC and GS PMMC II. On January 4, 2017, the SEC granted GSBD, GS PMMC and MMLC, as well as certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives investment team, in the future, exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief. As a result of the exemptive relief, there could be significant overlap in MMLC’s portfolio and the investment portfolios of the other GS BDCs and/or other funds established by the GSAM Credit Alternatives Team that are able to rely on the order.

As a BDC, the SEC will periodically examine MMLC for compliance with the 1940 Act.

MMLC is required to provide and maintain a bond issued by a reputable fidelity insurance company, to protect against larceny and embezzlement, covering each of MMLC’s officers and employees, who may singly, or jointly with others, have access to MMLC’s securities or funds. Furthermore, as a BDC, MMLC is prohibited from protecting any director, officer, GSAM or underwriter against any liability to MMLC or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

MMLC and GSAM are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. The Sarbanes-Oxley Act requires MMLC to review its policies and procedures to determine whether MMLC complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. MMLC will continue to monitor MMLC’s compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that MMLC is in compliance therewith.

Compliance with the JOBS Act

MMLC is, and expects to remain, an “emerging growth company,” as defined in the JOBS Act until the earliest of:

•	the last day of the fiscal year in which MMLC’s total annual gross revenues first exceed $1.07 billion;

•	the date on which MMLC has, during the prior three-year period, issued more than $1.0 billion in non-convertible debt;

•

the last day of a fiscal year in which MMLC (1) has an aggregate worldwide market value of shares held by non-affiliates of $700 million or more (measured at the end of each fiscal year) as of the last business day of MMLC’s most recently completed second fiscal quarter and (2) has been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act); or

•	The date five years after the date of an initial public offering of MMLC.

Under the JOBS Act, MMLC is exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that MMLC’s independent registered public accounting firm provide an attestation report on the effectiveness of MMLC’s internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in MMLC’s internal control over financial reporting go undetected.

In addition, Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provides that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, MMLC is choosing to “opt out” of such extended transition period, and as a result, MMLC will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. MMLC’s decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Compliance with the Bank Holding Company Act

As a BHC and FHC, the activities of Group Inc. and its affiliates are subject to certain restrictions imposed by the BHCA, and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal

Reserve Board (the “Federal Reserve”). Because Group Inc. may be deemed to “control” MMLC within the meaning of the BHCA, restrictions under the BHCA could apply to MMLC as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict MMLC’s investments, transactions and operations and may restrict the transactions and relationships between GSAM, Group Inc. and their affiliates, on the one hand, and MMLC on the other hand. For example, the BHCA regulations applicable to Group Inc. and MMLC may, among other things, restrict MMLC’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of MMLC’s investments and restrict MMLC’s and GSAM’s ability to participate in the management and operations of the companies in which MMLC invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Group Inc. and its affiliates (including GSAM) for client and proprietary accounts may need to be aggregated with positions held by MMLC. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require MMLC to limit and/or liquidate certain investments. Additionally, Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting MMLC and/or GSAM in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Goldman Sachs, MMLC or other funds and accounts managed by GSAM and its affiliates. In addition, Goldman Sachs may cease in the future to qualify as an FHC, which may subject MMLC to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and MMLC, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on MMLC.

Transfer Agent

GS & Co. serves as MMLC’s transfer agent, registrar and disbursing agent.

License Agreement

MMLC is a party to a license agreement with an affiliate of Goldman Sachs pursuant to which MMLC has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, MMLC does not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not MMLC’s investment adviser or if MMLC’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, MMLC has no legal right to the “Goldman Sachs” name.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

MMLC cannot assure you that the Merger will be consummated as scheduled, or at all. See “Risk Factors—Risks Related to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.

Overview

MMLC is a specialty finance company focused on lending to middle-market companies. MMLC is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, MMLC has been elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with MMLC’s taxable year ended December 31, 2017. From MMLC’s commencement of operations on January 11, 2017 through March 31, 2020, MMLC originated $2.32 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. MMLC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments. In a number of instances, MMLC may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that MMLC would continue to hold. In exchange for the greater risk of loss, the “last out” portion generally earns a higher interest rate than the “first-out” portion. MMLC uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. MMLC may make multiple investments in the same portfolio company.

MMLC expects to invest, under normal circumstances, at least 80% of MMLC’s net assets (plus any borrowings for investment purposes), directly or indirectly in middle-market corporate credit obligations and related instruments; including other income-producing assets. MMLC defines “credit obligations and related instruments” for this purpose as any fixed-income instrument, including loans to, and bonds and preferred stock of, portfolio companies and other instruments that provide exposure to such fixed-income instruments. “Middle market” is used to refer to companies with between $5 million and $125 million of annual EBITDA excluding certain one-time and non-recurring items that are outside the operations of these companies. MMLC expects to invest primarily in U.S. middle-market companies, which MMLC believes are underserved by traditional providers of capital such as banks and the public debt markets. However, MMLC may from time to time invest opportunistically in large U.S. companies, non-U.S. companies, stressed or distressed debt, structured products, private equity or other opportunities, subject to limits imposed by the 1940 Act. In addition, as a result of fluctuations in the value of one asset relative to another asset, middle-market credit obligations and related instruments may represent less than 80% of MMLC’s net assets (plus any borrowings for investment purposes) at any time. Investors will be notified at least 60 days prior to any change to MMLC’s 80% investment policy described above.

MMLC expects to directly or indirectly invest at least 70% of MMLC’s total assets in middle-market companies domiciled in the United States. However, MMLC may from time to time invest opportunistically in large U.S. companies, non-U.S. companies, stressed or distressed debt, structured products, private equity or other opportunities, subject to limits imposed by the 1940 Act.

While MMLC’s investment program is expected to focus primarily on debt investments, MMLC’s investments may include equity features, such as a direct investment in the equity or convertible securities of a portfolio company or warrants or options to buy a minority interest in a portfolio company. Any warrants MMLC may receive with debt securities will generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, MMLC may achieve additional investment return from these equity investments. MMLC may structure the warrants to provide provisions protecting MMLC’s rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, MMLC may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

The investment period commenced on the Initial Closing Date. On August 8, 2019, the MMLC Board extended the investment period for one additional six-month period from September 29, 2019 to March 29, 2020 (the “Investment Period”). The Investment Period expired on March 29, 2020. Following the end of the Investment Period, MMLC has the right to issue drawdowns only (i) to pay, and/or establish reserves for, actual or anticipated company expenses, liabilities, including the payment or repayment of indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness), other indebtedness, financings or extensions of credit, or other obligations, contingent or otherwise, including the management fee, whether incurred before or after the end of the investment period, (ii) to fulfill investment commitments made or approved by the investment committee of THE GSAM Private Credit Group prior to the expiration of the Investment Period, (iii) to engage in hedging transactions or (iv) to make additional investments in existing portfolio companies (including transactions to hedge interest rate or currency risks related to such additional investment).

For a discussion of the competitive landscape MMLC faces, please see “ Risk Factors— Risks Relating to MMLC—Risks Relating to MMLC’s Business and Structure—MMLC operates in a highly competitive market for investment opportunities” and “Business of Goldman Sachs Middle Market Lending Corp.—Competitive Advantages” in this joint proxy statement/prospectus.

Impact of COVID-19 Pandemic

The COVID-19 pandemic has resulted in governments around the world implementing a broad suite of measures to help control the spread of the virus, including quarantines, travel restrictions and business curtailments and others. The emergence of COVID-19 has created economic and financial disruptions that during the first quarter adversely affected, and are likely to continue to adversely affect, MMLC’s business, financial condition, liquidity and its portfolio companies’ results of operations and by extension its operating results. The extent to which the COVID-19 pandemic will continue to negatively affect MMLC’s business, financial condition, liquidity and its portfolio companies’ results of operations and by extension its operating results will depend on future developments, which are highly uncertain and cannot be predicted.

MMLC’s investment portfolio continues to be focused on industries and sectors that are generally expected to be more durable than industries and sectors that are more prone to economic cycles. The largest five industries in the investment portfolio are Software, Health Care Technology, Interactive Media and Services, Health Care Providers and Services, and IT Services. 3.9% of its investment portfolio at fair value is in Hotels, Restaurants and Leisure. Given the unprecedented nature of the COVID-19 exigency and the fiscal and monetary response designed to mitigate strain to businesses and the economy, the operating environment of its portfolio companies is evolving rapidly. Business disruption experienced by MMLC’s portfolio companies may reduce, over time, the amount of interest and dividend income that MMLC receives from its investments companies and may require MMLC to contribute additional capital to such portfolio companies. MMLC may need to restructure its investments in some portfolio companies, which could result in reduced interest payments or permanent impairments on its investments. Any such decrease in its net investment income would increase the percentage of its cash flows dedicated to its debt obligations and distribution payments to its stockholders, for which MMLC may be required to reduce the future amount of distributions to its stockholders. MMLC continues to closely monitor its investment portfolio in order to be positioned to respond appropriately.

In response to the COVID-19 pandemic, Goldman Sachs activated and executed on its BCP strategy. Goldman Sachs priority has been to safeguard its employees and to ensure continuity of business operations on behalf of its investors. Goldman Sachs has a central team that manages its COVID-19 response, which is led by its chief administrative officer and chief medical officer. As a result of the execution of Goldman Sachs’s BCP, nearly all of its employees are working remotely. MMLC’s systems and infrastructure have continued to support its business operations. MMLC implemented a heightened level of communication across senior management, the rest of the GSAM Private Credit Group and the MMLC Board. Furthermore, MMLC has proactively engaged with its vendors on a regular basis to ensure they continue to meet its criteria for business continuity.

Key Components of Operations

Investments

MMLC’s level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, the amount of capital MMLC has available to it and the competitive environment for the type of investments MMLC makes.

As a BDC, MMLC may not acquire any assets other than “qualifying assets” specified in the 1940 Act, unless, at the time the acquisition is made, at least 70% of MMLC’s total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted by the SEC, “eligible portfolio companies” include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.

Revenues

MMLC generates revenues in the form of interest income on debt investments and, to a lesser extent, capital gains and distributions, if any, on equity securities that MMLC may acquire in portfolio companies. Some of MMLC’s investments may provide for deferred interest payments or PIK income. The principal amount of the debt investments and any accrued but unpaid interest generally becomes due at the maturity date.

MMLC generates revenues primarily through receipt of interest income from the investments MMLC holds. In addition, MMLC may generate revenue in the form of commitment, origination, structuring, syndication, exit fees or diligence fees, fees for providing managerial assistance and consulting fees. Portfolio company fees (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) will be paid to MMLC, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, MMLC receives MMLC’s allocable portion of such fees when invested in the same portfolio company as the other Accounts, which other Accounts could receive their allocable portion of such fee. MMLC does not expect to receive material fee income as it is not MMLC’s principal investment strategy. MMLC records contractual prepayment premiums on loans and debt securities as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Expenses

MMLC’s primary operating expenses include the payment of the management fee and the incentive fee to GSAM, legal and professional fees, interest and other debt expenses and other operating and overhead related expenses. The management fee and incentive fee compensate GSAM for its work in identifying, evaluating, negotiating, closing and monitoring MMLC’s investments. MMLC bears all other expenses of MMLC’s operations and transactions in accordance with the MMLC Investment Management Agreement and the MMLC Administration Agreement, including those relating to:

•	MMLC’s operational and organizational expenses;

•

fees and expenses, including travel expenses, incurred by GSAM or payable to third parties related to MMLC’s investments, including, among others, professional fees (including the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on investments and prospective investments;

•

interest, fees and other expenses payable on indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness), other indebtedness, financings or extensions of credit, if any, incurred by MMLC;

•	fees and expenses incurred by MMLC in connection with membership in investment company organizations;

•	brokers’ commissions;

•	fees and expenses associated with calculating MMLC’s NAV (including the costs and expenses of any Independent Valuation Advisor);

•	legal, auditing or accounting expenses;

•	taxes or governmental fees;

•	the fees and expenses of the Administrator, transfer agent, or sub-transfer agent;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of the shares;

•	the expenses of, and fees for, registering or qualifying common stock for sale, maintaining MMLC’s registration and qualifying and registering MMLC as a broker or a dealer;

•	the fees and expenses of the MMLC Independent Directors;

•	the cost of preparing and distributing reports, proxy statements and notices to holders of MMLC’s equity interests, the SEC and other regulatory authorities;

•	costs of holding stockholders meetings;

•	listing fees, if any;

•

the fees or disbursements of custodians of MMLC’s assets, including expenses incurred in the performance of any obligations enumerated by MMLC’s organizational documents insofar as they govern agreements with any such custodian;

•	insurance premiums; and

•

costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with MMLC’s business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of MMLC’s rights against any person and indemnification or contribution expenses payable by MMLC to any person and other extraordinary expenses not incurred in the ordinary course of MMLC’s business.

MMLC expects its general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

Leverage

MMLC expects from time to time to borrow funds for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge fundings for investments in advance of drawdowns, as part of MMLC’s investment strategy, to meet other short-term liquidity needs, including to pay the management fee, and to facilitate MMLC’s hedging activities. Sources of leverage include the issuance of senior securities (including preferred stock) and other credit facilities (secured by Investments and/or pledges of undrawn commitments). MMLC has entered into a revolving credit facility with Truist Bank (formerly known as SunTrust Bank), as administrative agent (as amended, the “Existing MMLC Credit Facility”), which allows MMLC to borrow money and lever MMLC’s investment portfolio, subject to the limitations of the 1940 Act, with the objective of increasing MMLC’s yield. This is known as “leverage” and could increase or decrease returns to MMLC stockholders. The use of leverage involves significant risks.

As a BDC, with certain limited exceptions, MMLC is only permitted to borrow amounts such that MMLC’s asset coverage ratio, as defined in the 1940 Act, equals at least 200% after such borrowing (or 150% if certain requirements are met). As of March 31, 2020, December 31, 2019, MMLC’s asset coverage ratio based on the aggregate amount outstanding of MMLC’s senior securities was 209% and 228%, respectively. The SBCAA modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs to 150%, subject to certain approval and disclosure requirements and, in the case of BDCs without common equity listed on a national securities exchange, such as MMLC, an offer to repurchase shares held by the BDC’s stockholders as of the date the requisite approval is obtained. Under the legislation, BDCs are able to increase their leverage capacity if shareholders approve a proposal to do so. If a BDC receives shareholder approval, it would be allowed to increase its leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the directors who are not “interested persons,” as defined in the 1940 Act, of the BDC to approve an increase in its leverage capacity, and such approval would become effective after one year.

Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus may be subject to 1940 Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when MMLC engages in such transactions, instead of maintaining an asset coverage ratio of at least 200% (or 150% if the above referenced requirements are met), MMLC may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to MMLC’s exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the 1940 Act’s asset coverage requirement and MMLC will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that MMLC employs will depend on GSAM’s and the MMLC Board’s assessment of market conditions and other factors at the time of any proposed borrowing.

Portfolio and Investment Activity

As of March 31, 2020 and December 31, 2019, MMLC’s portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	As of
	March 31, 2020			December 31, 2019
	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value
	($ in millions)			($ in millions)
First Lien/Senior Secured Debt	$1,342.49	$1,275.91	76.7%	$1,272.05	$1,266.49	75.2%
First Lien/Last-Out Unitranche	100.85	97.47	5.9	100.83	100.80	6.0
Second Lien/Senior Secured Debt	312.16	265.41	16.0	311.93	294.16	17.5
Preferred Stock	7.20	10.86	0.7	7.20	10.14	0.6
Common Stock	10.38	12.27	0.7	10.38	11.57	0.7
Total Investments	$1,773.08	$1,661.92	100.0%	$1,702.39	$1,683.16	100.0%

As of March 31, 2020 and December 31, 2019, the weighted average yield on MMLC’s total portfolio by asset type (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.), at amortized cost and fair value, was as follows:

	As of
	March 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	8.1%	9.4%	8.7%	8.7%
First Lien/Last-Out Unitranche(2)(4)	9.4	11.3	10.1	10.1
Second Lien/Senior Secured Debt(2)	10.1	13.7	10.7	11.8
Preferred Stock(3)	—	—	—	—
Common Stock(3)	—	—	—	—
Total Portfolio	8.5%	10.1%	9.0%	9.2%

(1)	The weighted average yield of MMLC’s portfolio does not represent the total return to MMLC stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(3)

Computed based on the (a) stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(4)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.

As of March 31, 2020, the total portfolio weighted average yield at amortized cost and fair value was 8.5% and 10.1% as compared to 9.0% and 9.2%, as of December 31, 2019. The change in weighted average yield at amortized cost and fair value both on the total portfolio level and individual lien type was driven by portfolio company fundamental performance in relation to the increased market volatility, economic disruption, and wider credit spreads resulting from the recent COVID-19 pandemic. For further discussion of the impact of the COVID-19 pandemic on MMLC’s portfolio, please see “—Impact of COVID-19 Pandemic.”

The following table presents certain selected information regarding MMLC’s investment portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of March 31, 2020 and December 31, 2019:

As of
	March 31, 2020	December 31, 2019
Number of portfolio companies	83	81
Percentage of performing debt bearing a floating rate(1)	100.0%	100.0%
Percentage of performing debt bearing a fixed rate(1)(2)	—	—
Weighted average leverage (net debt/EBITDA)(3)	5.9x	5.9x
Weighted average interest coverage(3)	2.5x	2.3x
Median EBITDA(3)	$41.04 million	$40.25 million

(1)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(2)	Includes income producing preferred stock investments, if applicable.
(3)

For a particular portfolio company, MMLC calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, MMLC includes debt that is both senior and pari passu to the tranche of debt owned by MMLC but excludes debt that is legally and contractually subordinated in ranking to the debt owned by MMLC. MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by MMLC relative to other senior and junior creditors of a portfolio company. MMLC typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

For a particular portfolio company, MMLC also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of MMLC’s performing debt investments, excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by MMLC and may reflect a normalized or adjusted amount. As of March 31, 2020 and December 31, 2019, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 33.8% and 30.4%, respectively, of total debt investments at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by MMLC and may reflect a normalized or adjusted amount.

GSAM monitors MMLC’s portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if it is meeting its respective business plan and to assess the appropriate course of action for each company. GSAM has several methods of evaluating and monitoring the performance and fair value of MMLC’s investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	comparisons to MMLC’s other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of monthly and quarterly financial statements and financial projections of portfolio companies.

As part of the monitoring process, GSAM also employs an investment rating system to categorize MMLC’s investments. In addition to various risk management and monitoring tools, GSAM grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to MMLC’s initial cost basis in respect of such portfolio investment (e.g. at the time of origination or acquisition), although it may also take into account in certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The grading system is as follows:

•

investments with a grade of 1 involve the least amount of risk to MMLC’s initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit;

•

investments with a grade of 2 involve a level of risk to MMLC’s initial cost basis that is similar to the risk to MMLC’s initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to MMLC’s ability to ultimately recoup the cost of MMLC’s investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2;

•

investments with a grade of 3 indicate that the risk to MMLC’s ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due; and

•

investments with a grade of 4 indicate that the risk to MMLC’s ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, in most cases, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that MMLC will not recoup its initial cost basis and may realize a substantial loss of MMLC’s initial cost basis upon exit.

GSAM grades the investments in MMLC’s portfolio at least quarterly and it is possible that the grade of a portfolio investment may be reduced or increased over time. For investments graded 3 or 4, GSAM enhances its level of scrutiny over the monitoring of such portfolio company. The following table shows the composition of

MMLC’s portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) on the 1 to 4 grading scale as of March 31, 2020 and December 31, 2019:

	As of
	March 31, 2020		December 31, 2019
Investment Performance Rating	Fair Value	Percentage of Total Portfolio at Fair Value	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)		(in millions)
Grade 1	$—	—	$17.83	1.0%
Grade 2	1,418.00	85.3	1,643.87	97.7
Grade 3	243.92	14.7	21.46	1.3
Grade 4	—	—	—	—
Total Investments	$1,661.92	100.0%	$1,683.16	100.0%

The decrease in investments with a grade 1 investment performance rating as of March 31, 2020 compared to December 31, 2019 was primarily due to the repayment of investments with an aggregate fair value of $17.83 million. The increase in investments with a grade 3 investment performance rating as of March 31, 2020 compared to December 31, 2019 was primarily driven by increased market volatility, economic disruption and wider credit spreads resulting from the recent COVID-19 pandemic. Given the unprecedented nature of COVID-19 and the fiscal and monetary response designed to mitigate strain to businesses and the economy, the operating environment of MMLC’s portfolio companies is evolving rapidly. For further discussion of the impact of the COVID-19 pandemic on MMLC’s portfolio, please see “ —Impact of COVID-19 Pandemic.”

The following table shows the amortized cost of MMLC’s performing and non-accrual investments (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of March 31, 2020 and December 31, 2019:

	As of
	March 31, 2020		December 31, 2019
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,773.08	100.0%	$1,702.39	100.0%
Non-accrual	—	—	—	—
Total Investments	$1,773.08	100.0%	$1,702.39	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. MMLC may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

The following table shows MMLC’s investment activity for the three months ended March 31, 2020 and March 31, 2019 by investment type:

	For the three months ended
	March 31, 2020	March 31, 2019
	($in millions)
New investment commitments at cost:
Gross originations	$107.13	$219.88
Less: Syndications(1)	—	—

Net amount of new investments committed at cost:	$107.13	$219.88
Amount of investments committed at cost(2)
First Lien/Senior Secured Debt	$107.13	$194.58
First Lien/Last-Out Unitranche	—	—
Second Lien/Senior Secured Debt	—	25.30
Preferred Stock	—	—
Common Stock	—	—

Total	$107.13	$219.88

Proceeds from investments sold or repaid(13):
First Lien/Senior Secured Debt	$60.66	$10.12
First Lien/Last-Out Unitranche	0.11	0.11
Second Lien/Senior Secured Debt	—	7.20
Preferred Stock	—	—
Common Stock	—	—

Total	$60.77	$17.43

Net increase (decrease) in portfolio	$46.36	$202.45

Number of new portfolio companies with new investment commitments(3)	4	8
Total new investment commitment amount in new portfolio companies(3)	$106.26	$185.20
Average new investment commitment amount in new portfolio companies(3)	$26.57	$23.15
Number of existing portfolio companies with new investment commitments(3)	1	5
Total new investment commitment amount in existing portfolio companies(3)	$0.87	$34.68
Weighted average remaining term for new investment commitments (in years)(3)(4)	5.7	5.7
Percentage of new debt investment commitments at floating interest rates(3)(10)	100.0%	100.0%
Percentage of new debt investment commitments at fixed interest rates(3)(10)	—	—
Weighted average yield on new debt and income producing investment commitments(2)(3)(5)	8.1%	8.9%
Weighted average yield on new investment commitments(2)(3)(6)	8.1%	8.9%
Weighted average yield on debt and income producing investments sold or paid down(7)(9)	6.9%	10.8%
Weighted average yield on investments sold or paid down(8)(9)	6.9%	10.8%

(1)	Only includes syndications, if any, that occurred at the initial close of the investment.
(2)	Net of capitalized fees, expenses and OID that occurred at the initial close of the investment.
(3)	May include positions originated during the period but not held at the reporting date.

(4)	Calculated as of the end of the relevant period and the maturity date of the individual investments.
(5)

Computed based on (a) the annual actual interest rate on new debt and income producing investment commitments, divided by (b) the total new debt and income producing investment commitments. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes investments that are non-accrual. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(6)

Computed based on (a) the annual actual interest rate on new investment commitments, divided by (b) the total new investment commitments (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(7)

Computed based on (a) the annual actual interest rate on debt and income producing investments sold or paid down, divided by (b) the total debt and income producing investments sold or paid down. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments and investments that are non-accrual.

(8)

Computed based on (a) the annual actual interest rate on investments sold or paid down, divided by (b) the total investments sold or paid down (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments.

(9)	Excludes unfunded commitments that may have expired or otherwise been terminated without receipt of cash proceeds or other consideration.
(10)	Computed based on amount of investments committed at cost.

The following table shows MMLC’s investment activity for the years ended December 31, 2019 and 2018 by investment type:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
	($ in millions)
New investment commitments at cost:
Gross originations	$849.61	$798.19
Less: Syndications(1)	—	—

Net amount of new investments committed at cost:	$849.61	$798.19
Amount of investments committed at cost(2)
First Lien/Senior Secured Debt	$814.40	$569.43
First Lien/Last-Out Unitranche	2.41	82.62
Second Lien/Senior Secured Debt	32.80	130.90
Preferred Stock	—	7.20
Common Stock	—	8.04

Total	$849.61	$798.19
Proceeds from investments sold or repaid(9):
First Lien/Senior Secured Debt	$168.31	$21.68
First Lien/Last-Out Unitranche	0.45	22.15
Second Lien/Senior Secured Debt	76.31	42.89
Preferred Stock	—	—
Common Stock	2.27	1.79

Total	$247.34	$88.51

Net increase (decrease) in portfolio	$602.27	$709.68

Number of new portfolio companies with new investment commitments(3)	32	30
Total new investment commitment amount in new portfolio companies(3)	$681.09	$647.50
Average new investment commitment amount in new portfolio companies(3)	$21.28	$21.58
Number of existing portfolio companies with new investment commitments(3)	20	13
Total new investment commitment amount in existing portfolio companies(3)	$168.52	$150.69
Weighted average remaining term for new investment commitments (in years)(3)(4)	5.1	5.2
Percentage of new debt investment commitments at floating interest rates(3)(10)	100.0%	99.9%
Percentage of new debt investment commitments at fixed interest rates(3)(10)	0.0%	0.1%
Weighted average yield on new debt and income producing investment commitments(2)(3)(5)	8.8%	9.8%
Weighted average yield on new investment commitments(2)(3)(6)	8.8%	9.6%
Weighted average yield on debt and income producing investments sold or paid down(7)(9)	9.8%	9.8%
Weighted average yield on investments sold or paid down(8)(9)	9.7%	9.6%

(1)	Only includes syndications, if any, that occurred at the initial close of the investment.
(2)	Net of capitalized fees, expenses and OID that occurred at the initial close of the investment.
(3)	May include positions originated during the period but not held at the reporting date.

(4)	Calculated as of the end of the relevant period and the maturity date of the individual investments.
(5)

Computed based on (a) the annual actual interest rate on new debt and income producing investment commitments, divided by (b) the total new debt and income producing investment commitments. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes investments that are non-accrual. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(6)

Computed based on (a) the annual actual interest rate on new investment commitments, divided by (b) the total new investment commitments (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(7)

Computed based on (a) the annual actual interest rate on debt and income producing investments sold or paid down, divided by (b) the total debt and income producing investments sold or paid down. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments and investments that are non-accrual.

(8)

Computed based on (a) the annual actual interest rate on investments sold or paid down, divided by (b) the total investments sold or paid down (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments.

(9)	Excludes unfunded commitments that may have expired or otherwise been terminated without receipt of cash proceeds or other consideration.
(10)	Computed based on amount of investments committed at cost.

Results of Operations

The comparison for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 can be found in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in MMLC’s Form 10-K for the fiscal year ended December 31, 2018.

Comparison of the Three Months ended March 31, 2020 and 2019

MMLC’s operating results for the three months ended March 31, 2020 and 2019 were as follows:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	($ in millions)
Total investment income	$39.71	$30.51
Net expenses	12.88	14.72

Net investment income before taxes	26.83	15.79
Income tax expense (benefit), including excise tax	—	(0.01)

Net investment income after taxes	26.83	15.80
Net realized gain (loss) on investments	0.23	—
Net realized gain (loss) on foreign currency transactions	0.04	0.02
Net unrealized appreciation (depreciation) on investments	(91.94)	(9.31)
Net unrealized appreciation (depreciation) on foreign currency forward contracts and translations	0.99	1.25
Income tax provision, realized and unrealized gain	0.10	(0.11)

Net increase (decrease) in net assets resulting from operations	$(63.75)	$7.65

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.

Investment Income

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	($ in millions)
Interest	$39.36	$30.04
Dividend income	0.01	0.04
Other income	0.34	0.43

Total investment income	$39.71	$30.51

Interest

Interest income from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, increased from $30.04 million for the three months ended March 31, 2019 to $39.36 million for the three months ended March 31, 2020, primarily due to an increase in recurring interest income, which resulted primarily from an increase in the size of MMLC’s portfolio. The amortized cost of the portfolio increased from $1,260.77 million as of March 31, 2019 to $1,773.08 million as of March 31, 2020. Included in interest for the three months ended March 31, 2020 and 2019 is $0.00 million and $0.07 million, in prepayment premiums and $0.58 million and $0.11 million, in accelerated accretion of upfront loan origination fees and unamortized discounts.

Dividend income

Dividend income for the three months ended March 31, 2020 and 2019 remained relatively consistent.

Other income

Other income for the three months ended March 31, 2020 and 2019 remained relatively consistent.

Expenses

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	($ in millions)
Interest and other debt expenses	$7.44	$4.41
Management fees	3.50	3.23
Incentive fees	—	5.97
Professional fees	0.94	0.28
Administration, custodian and transfer agent fees	0.58	0.52
Directors’ fees	0.11	0.11
Other expenses	0.31	0.20

Total expenses	$12.88	$14.72

Interest and other debt expenses

Interest and other debt expense increased from $4.41 million for the three months ended March 31, 2019 to $7.44 million for the three months ended March 31, 2020 primarily due to the increase in average aggregate daily borrowings from $355.01 million to $733.08 million, partially offset by the decrease in the weighted average interest rate for the Existing MMLC Credit Facility from 4.43% to 3.82%.

Management Fees and Incentive Fees

Management Fees for the three months ended March 31, 2020 and 2019 remained relatively consistent. The accrual for Incentive Fees based on income decreased from $5.97 million for the three months ended March 31, 2019 to $0.00 million for the three months ended March 31, 2020, as a result of unrealized depreciation in MMLC’s portfolio.

Professional fees and other general and administrative expenses

Professional fees increased from $0.28 million for the three months ended March 31, 2019 to $0.94 million for the three months ended March 31, 2020 primarily related to expenses incurred from the Merger. Other general and administrative expenses for the three months ended March 31, 2020 and 2019 remained relatively consistent.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation) on Investments

The realized gains and losses on fully exited and partially exited investments in portfolio companies consisted of the following:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	($ in millions)
Gastro Health Holdco, LLC	$0.12	$—
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	0.10	—
Other, net	0.01	—	(1)

Net realized gain (loss) on investments	$0.23	$—	(1)

(1)	Amount rounds to less than $(0.00) million.

Any changes in fair value are recorded as a change in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies—Valuation of Portfolio Investments.” Net change unrealized appreciation (depreciation) on investments were as follows:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
	($ in millions)
Unrealized appreciation	$2.52	$3.17
Unrealized depreciation	(94.46)	(12.48)

Net change in unrealized appreciation (depreciation) on investments	$(91.94)	$(9.31)

The change in unrealized appreciation (depreciation) on investments consisted of the following:

For the three months ended March 31, 2020
($ in millions)
Portfolio Company:
Wrike, Inc.	$1.30
Accuity Delivery Systems, LLC	1.13
Picture Head Midco LLC	(2.22)
YI, LLC (dba Young Innovations)	(2.34)
CST Buyer Company (dba Intoxalock)	(2.93)
PT Intermediate Holdings III, LLC (dba Parts Town)	(3.03)
Zep Inc.	(3.07)
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)	(3.18)
Convene 237 Park Avenue, LLC (dba Convene)	(5.20)
Odyssey Logistics & Technology Corporation	(7.25)
Other, net(1)	(65.15)

Total	$(91.94)

(1)	For the three months ended March 31, 2020, Other, net includes gross unrealized appreciation of 0.09 million and gross unrealized depreciation of $(65.24) million.

Net change in unrealized appreciation (depreciation) in MMLC’s investments for the three months ended March 31, 2020, was primarily driven by increased market volatility, economic disruption, and wider credit spreads resulting from the recent COVID-19 pandemic. Given the unprecedented nature of COVID-19 and the fiscal and monetary response designed to mitigate strain to businesses and the economy, the operating environment of MMLC’s portfolio companies is evolving rapidly. For further discussion of the impact of the COVID-19 pandemic on MMLC’s portfolio, please see “ —Impact of COVID-19 Pandemic.”

Valuations of investments are more difficult to determine when a severe economic shock occurs. Recent market conditions, characterized by dislocations of asset prices, higher volatility and reduced price transparency have made it more challenging to determine the fair value of some of MMLC’s investments. Valuation under the current circumstances has required greater use of judgment. For further information about fair value measurements, see Note 5 “Fair Value Measurement” to MMLC’s consolidated financial statements included in this report.

The change in unrealized appreciation (depreciation) on investments consisted of the following:

For the three months ended March 31, 2019
($ in millions)
Portfolio Company:
Accuity Delivery Systems, LLC	$0.54
Continuum Managed Services LLC - Class B	0.52
Wrike, Inc.	0.47
Datto, Inc.	0.37
Viant Medical Holdings, Inc.	0.35
Intelligent Medical Objects, Inc.	(0.28)
Other, net (1)	(0.48)
Diligent Corporation	(0.59)
Fenergo Finance 3 Limited	(0.67)
Zep Inc.	(0.93)
Country Fresh Holdings, LLC	(8.61)

Total	$(9.31)

(1)	For the three months ended March 31, 2019, Other, net includes gross unrealized appreciation of $0.92 million and gross unrealized depreciation of $(1.40) million.

Net change in unrealized appreciation (depreciation) in MMLC’s investments for the three months ended March 31, 2019 was primarily driven by the unrealized depreciation in Country Fresh Holdings, LLC, which was placed on non-accrual status due to financial underperformance.

Comparison of the Year Ended December 31, 2019 and 2018

MMLC’s operating results for the year ended December 31, 2019 and 2018 were as follows:

	For the Year Ended
	December 31, 2019	December 31, 2018
	($ in millions)
Total investment income	$145.74	$84.23

Total expenses	62.90	28.31

Net investment income	82.84	55.92
Net realized gain (loss) on investments	(8.89)	1.27
Net realized gain (loss) on foreign currency transactions	0.15	(0.26)
Net unrealized appreciation (depreciation) on investments	(13.36)	(6.39)
Net unrealized appreciation (depreciation) on foreign currency forward contracts and translations	1.09	1.10
Income tax provision, realized and unrealized gain	(0.70)	(0.76)

Net increase in net assets resulting from operations	$61.13	$50.88

Net increase in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, comparisons may not be meaningful.

Investment Income

	For the Year Ended
	December 31, 2019	December 31, 2018
	($ in millions)
Interest	$143.59	$82.59
Dividend income	0.19	0.19
Other income	1.96	1.45

Total investment income	$145.74	$84.23

Interest

Interest from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, increased from $82.59 million for the year ended December 31, 2018 to $143.59 million for the year ended December 31, 2019, primarily due to an increase in recurring interest income, which resulted primarily from an increase in the size of MMLC’s portfolio. The amortized cost of the portfolio increased from $1,113.05 million as of December 31, 2018 to $1,702.39 million as of December 31, 2019. Included in interest for the years ended December 31, 2019 and 2018 is $2.03 million and $0.60 million, respectively, in prepayment premiums and $2.97 million and $1.09 million, respectively, in accelerated accretion of upfront loan origination fees and unamortized discounts.

Dividend income

Dividend income for the years ended December 31, 2019 and 2018 remained relatively consistent.

Other income

Other income for the years ended December 31, 2019 and 2018 remained relatively consistent.

Expenses

	For the Year Ended
	December 31, 2019	December 31, 2018
	($ in millions)
Interest and other debt expenses	$24.08	$10.86
Management fees	13.67	9.15
Incentive fees	18.02	3.43
Offering costs	—	0.04
Professional fees	3.31	1.70
Administration, custodian and transfer agent fees	2.22	1.50
Directors’ fees	0.45	0.45
Other expenses	1.15	1.18

Total expenses	$62.90	$28.31

Interest and other debt expenses

Interest and other debt expense increased from $10.86 million for the year ended December 31, 2018 to $24.08 million for the year ended December 31, 2019 primarily due to the increase in the weighted average interest rate for the Existing MMLC Credit Facility from 4.20% to 4.27% and the increase in average aggregate daily borrowings from $213.76 million to $512.69 million.

Management Fees and Incentive Fees

Management fees increased from $9.15 million for the year ended December 31, 2018 to $13.67 million for the year ended December 31, 2019 as a result of capital drawdowns, which led to an increase in net assets. The accrual for incentive fees based on income increased from $3.51 million for the year ended December 31, 2018 to $18.02 million for the year ended December 31, 2019, as a result of MMLC Ordinary Income exceeding the hurdle amount, which was primarily driven by an increase in the size of MMLC’s portfolio.

Professional fees and other general and administrative expenses

Professional fees increased from $1.70 million for the year ended December 31, 2018 to $3.31 million for the year ended December 31, 2019 primarily related to expenses incurred from the Merger. Other general and administrative expenses increased from $3.13 million for the year ended December 31, 2018 to $3.82 million for the year ended December 31, 2019 primary related to administration, custodian and transfer agent fees due to an increase in the size of the portfolio and an increase in costs associated with servicing a larger investment portfolio.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation) on Investments

The realized gains and losses on fully exited and partially exited investments in portfolio companies during the years ended December 31, 2019 and 2018 consisted of the following:

	For the Year Ended
	December 31, 2019	December 31, 2018
	($ in millions)
Country Fresh Holdings, LLC	$(10.55)	$—
Continuum Managed Services LLC — Class B	1.44	—
myON, LLC	—	1.29
Other, net	0.22	(0.02)

Net realized gain (loss) on investments	$(8.89)	$1.27

For the year ended December 31, 2019, net realized losses were primarily driven by MMLC’s investment in Country Fresh Holdings, LLC whereby, in April 2019, MMLC exchanged its second lien debt for common equity, which resulted in a realized loss of $10.55 million.

In connection with the proceeds received from the exit of MMLC’s equity investment in myON, LLC, MMLC recorded an income tax provision on realized gains of $0.37 million for the year ended December 31, 2018.

Any changes in fair value are recorded as a change in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies – Valuation of Portfolio Investments.” Net unrealized appreciation (depreciation) on investments were as follows:

	For the Year Ended
	December 31, 2019	December 31, 2018
	($ in millions)
Unrealized appreciation	$9.22	$2.72
Unrealized depreciation	(22.58)	(9.11)

Net change in unrealized appreciation (depreciation) on investments	$(13.36)	$(6.39)

The change in unrealized appreciation (depreciation) on investments consisted of the following:

For the Year Ended December 31, 2019
($ in millions)
Portfolio Company:
Accuity Delivery Systems, LLC	$2.02
Country Fresh Holding Company Inc.	1.49
Wrike, Inc.	1.13
DocuTAP, Inc.	0.80
DiscoverOrg, LLC	0.47
Chase Industries, Inc. (dba Senneca Holdings)	(0.77)
Other, net(1)	(0.87)
GlobalTranz Enterprises, Inc.	(1.08)
Spectrum Plastics Group, Inc.	(1.14)
Empirix, Inc.	(2.83)
Zep Inc.	(12.58)

Total	$(13.36)

(1)	For the year ended December 31, 2019, Other, net includes gross unrealized appreciation of $3.31 million and gross unrealized depreciation of $(4.18) million.

Net change in unrealized appreciation (depreciation) in MMLC’s investments for the year ended December 31, 2019 was primarily driven by the unrealized depreciation in Zep, Inc., which was due to financial underperformance.

The change in unrealized appreciation (depreciation) on investments consisted of the following:

For the Year Ended December 31, 2018
($ in millions)
Portfolio Company:
Accuity Delivery Systems, LLC	$0.90
Datto, Inc.	0.49
Collaborative Imaging Holdco, LLC—Class B	0.26
Continuum Managed Services LLC—Class B	0.24
Intelligent Medical Objects, Inc.	0.22
Market Track, LLC	(0.46)
Fenergo Finance 3 Limited	(0.56)
Odyssey Logistics & Technology Corporation	(0.57)
Country Fresh Holdings, LLC	(1.68)
Zep Inc.	(2.59)
Other, net(1)	(2.64)

Total	$(6.39)

(1)	For the year ended December 31, 2018, Other, net includes gross unrealized appreciation of $0.61 million and gross unrealized depreciation of $(3.25) million.

Financial Condition, Liquidity and Capital Resources

The primary use of existing funds and any funds raised in the future is expected to be for MMLC’s investments in portfolio companies, cash distributions to MMLC stockholders or for other general corporate purposes, including paying for operating expenses or debt service to the extent MMLC borrows or issues senior securities.

MMLC expects to generate cash primarily from the net proceeds of any future offerings of securities, drawdowns of capital commitments, future borrowings and cash flows from operations. To the extent MMLC determines that additional capital would allow MMLC to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if the MMLC Board otherwise determines that leveraging MMLC’s portfolio would be in MMLC’s best interest and the best interests of MMLC stockholders, MMLC may enter into credit facilities in addition to MMLC’s existing credit facility, or issue other senior securities. MMLC would expect any such credit facilities may be secured by certain of MMLC’s assets and may contain advance rates based upon pledged collateral. The pricing and other terms of any such facilities would depend upon market conditions when MMLC enters into any such facilities as well as the performance of MMLC’s business, among other factors.

As a BDC, with certain limited exceptions, MMLC is only permitted to borrow amounts such that MMLC’s asset coverage ratio, as defined in the 1940 Act, is at least 200% after such borrowing (or 150% if certain requirements are met). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs Middle Market Lending Corp.—Key Components of Operations—Leverage.” As of March 31, 2020 and December 31, 2019, MMLC’s asset coverage ratio based on the aggregate amount outstanding of MMLC’s senior securities was 209% and 228%, respectively. MMLC may also refinance or repay any of MMLC’s indebtedness at any time based on MMLC’s financial condition and market conditions.

MMLC may enter into investment commitments through signed commitment letters which may ultimately become investment transactions in the future. MMLC regularly evaluates and carefully considers MMLC’s unfunded commitments using GSAM proprietary risk management framework for the purpose of planning MMLC’s capital resources and ongoing liquidity, including MMLC’s financial leverage.

As of March 31, 2020, MMLC had cash of approximately $16.21 million, an increase of $ 2.81 million from December 31, 2019. Cash used by operating activities for the three months ended March 31, 2020 was approximately $147.17 million, primarily driven by net purchases of investments of $134.58 million, net purchase of investments in affiliated money market fund of $92.00, a decrease in net assets resulting from operations of $63.75 million, partially offset by proceed from sales of investments and principal repayments of $66.42 and proceeds from other operating activities of $76.74 million. Cash provided by financing activities for the three months ended March 31, 2020 was approximately $150.01 million, primarily driven by proceeds from the issuance of common stock of $61.81 million and net borrowings on debt of $109.90 million, partially offset by distributions paid of $21.27 million and other financing activities of $0.43 million.

As of March 31, 2019, MMLC had cash of approximately $11.36 million. Cash used by operating activities for the three months ended March 31, 2019 was approximately $128.06 million, primarily driven by net purchases of investments of $146.39 million, an increase in net assets resulting from operations of $7.65 million and proceeds from other operating activities of $10.68 million. Cash provided by financing activities for the three months ended March 31, 2019 was approximately $124.42 million, primarily driven by proceeds from the issuance of common stock of $82.61 million and net borrowings on debt of $58.00 million, partially offset by distributions paid of $16.19 million.

As of December 31, 2019, MMLC had cash of approximately $13.39 million, a decrease of $1.63 million from December 31, 2018. Cash used by operating activities for the year ended December 31, 2019 was approximately $513.27 million, primarily driven by net purchases of investments of $589.46 million, an increase in net assets resulting from operations of $61.13 million and proceeds from other operating activities of $15.06 million. Cash provided by financing activities for the year ended December 31, 2019 was approximately $511.64 million, primarily driven by proceeds from the issuance of common stock of $144.88 million and net borrowings on debt of $443.80 million, partially offset by distributions paid of $76.29 million and other financing activities of $0.75 million.

As of December 31, 2018, MMLC had cash of approximately $15.01 million. Cash used by operating activities for the year ended December 31, 2018 was approximately $529.41 million, primarily driven by net purchases of investments of $586.35 million, an increase in net assets resulting from operations of $50.88 million and proceeds from other operating activities of $6.06 million. Cash provided by financing activities for the year ended December 31, 2018 was approximately $540.88 million, primarily driven by proceeds from the issuance of common stock of $362.09 million and net borrowings on debt of $224.19 million, partially offset by distributions paid of $44.03 million and other financing activities of $1.37 million.

To the extent permissible under the risk retention rules and applicable provisions of the 1940 Act, MMLC may raise capital by securitizing certain of MMLC’s investments, including through the formation of one or more collateralized loan obligations or asset based facilities, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. MMLC may also pursue other forms of debt financing, including potentially from the SBA through a future SBIC subsidiary (subject to regulatory approvals).

As of March 31, 2020 and December 31, 2019, MMLC had aggregate capital commitments and undrawn capital commitments from investors as follows:

	March 31, 2020			December 31, 2019
	Capital Commitments ($ in millions)	Unfunded Capital Commitments ($ in millions)	% of Capital Commitments Funded	Capital Commitments ($ in millions)	Unfunded Capital Commitments ($ in millions)	% of Capital Commitments Funded
Common Stock	$1,034.65	$—	100%	$1,034.99	$62.15	94%

The following table summarizes the total common shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements during the three months ended March 31, 2020:

Share Issue Date	Shares Issued	Proceeds Received
February 24, 2020	3,282,464	$61,806

Total capital drawdowns	3,282,464	$61,806

The following table summarizes the total common shares issued and proceeds received related to capital drawdowns delivered pursuant to the subscription agreements from investors acquiring shares of MMLC’s common stock in MMLC’s private offering during the year ended December 31, 2019:

Share Issue Date	Shares Issued	Proceeds Received ($ in millions)
March 25, 2019	4,286,182	$82.61
June 27, 2019	2,179,196	41.55
December 27, 2019	1,092,225	20.72

Total capital drawdowns	7,557,603	$144.88

The following table summarizes the total common shares issued and proceeds received related to capital drawdowns delivered pursuant to the subscription agreements from investors acquiring shares of MMLC’s common stock in MMLC’s private offering during the year ended December 31, 2018:

Share Issue Date	Shares Issued	Proceeds Received ($ in millions)
March 26, 2018	2,700,602	$51.86
June 25, 2018	2,689,865	51.62
September 27, 2018	8,011,747	154.82
December 27, 2018	5,354,207	103.79

Total capital drawdowns	18,756,421	$362.09

Contractual Obligations

MMLC has entered into certain contracts under which MMLC has future commitments. Payments under the MMLC Investment Management Agreement, pursuant to which GSAM has agreed to serve as MMLC’s investment adviser, are equal to (1) a percentage of MMLC’s average NAV and (2) an incentive fee based on investment performance. Under the MMLC Administration Agreement, pursuant to which State Street Bank and Trust Company has agreed to furnish MMLC with the administrative services necessary to conduct MMLC’s day-to-day operations, MMLC pays the Administrator such fees as may be agreed between MMLC and the Administrator that MMLC determines are commercially reasonable in MMLC’s sole discretion. Either party may terminate the MMLC Investment Management Agreement without penalty on at least 60 days’ written notice to the other party. Generally, either party may terminate the MMLC Administration Agreement without penalty upon at least 90 days’ written notice to the other party.

The following table shows MMLC’s contractual obligations as of March 31, 2020:

	Payments Due by Period ($ in millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Existing MMLC Credit Facility	$787.00	$—	$787.00	$—	$—
Existing MMLC Credit Facility	€47.95	€—	€47.95	€—	€—

Euro (“€”)

Existing MMLC Credit Facility

On September 11, 2017, MMLC entered into the Existing MMLC Credit Facility with various lenders. Truist Bank (formerly known as SunTrust Bank) serves as administrative agent and Bank of America, N.A. serves as syndication agent. MMLC amended the Existing MMLC Credit Facility on September 17, 2018, July 10, 2019 and February 25, 2020.

The Existing MMLC Credit Facility is a multicurrency facility, and as of March 31, 2020, total commitments under the Existing MMLC Credit Facility were $850.00 million. The accordion feature of the Existing MMLC Credit Facility allows MMLC, subject to the satisfaction of various conditions, to bring total commitments under the Existing MMLC Credit Facility to $900.00 million.

Borrowings under the Existing MMLC Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at MMLC’s election) of either the Adjusted LIBO Rate (as defined in the Existing MMLC Credit Facility) plus the Applicable Margin (as defined in the Existing MMLC Credit Facility) or the Applicable Margin plus the higher of the Prime Rate (as defined in the Existing MMLC Credit Facility), Federal Funds Effective Rate (as provided for in the Existing MMLC Credit Facility) plus 0.5% or overnight LIBOR plus 1.0%. Interest is payable quarterly in arrears or as defined in the Existing MMLC Credit Facility. MMLC pays a fee of 0.375% per annum on committed but undrawn amounts under the Existing MMLC Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Existing MMLC Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on September 13, 2021.

The Existing MMLC Credit Facility may be guaranteed by certain of MMLC’s subsidiaries that are formed or acquired by MMLC in the future. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

MMLC’s obligations to the lenders under the Existing MMLC Credit Facility are secured by a first priority security interest in substantially all of MMLC’s portfolio of investments and cash, with certain exceptions. The Existing MMLC Credit Facility contains certain customary covenants, including: (i) maintaining a minimum shareholder’s equity, (ii) maintaining an asset coverage ratio of at least 2 to 1, (iii) maintaining a minimum liquidity test of at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” as such quoted terms are defined in the Existing MMLC Credit Facility and (iv) restrictions on industry concentrations in MMLC’s investment portfolio. MMLC is in compliance with these covenants.

The Existing MMLC Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default (including a change in control event of default trigger).

Hedging

Subject to applicable provisions of the 1940 Act and applicable CFTC regulations, MMLC may enter into hedging transactions in a manner consistent with SEC guidance. To the extent that any of MMLC’s loans are denominated in a currency other than U.S. dollars, MMLC may enter into currency hedging contracts to reduce MMLC’s exposure to fluctuations in currency exchange rates. MMLC may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them, if any, will be borne by MMLC. GSAM has relief from CFTC registration and regulation as a commodity pool operator pursuant to CFTC Rule 4.5 with respect to MMLC’s operations, with the result that MMLC will be limited in MMLC’s ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, CFTC Rule 4.5 imposes strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of MMLC’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of MMLC’s portfolio. Moreover, MMLC anticipates entering into transactions involving such derivatives to a very limited extent solely for hedging purposes or otherwise within the limitations of CFTC Rule 4.5.

Off-Balance Sheet Arrangements

MMLC may become a party to investment commitments and to financial instruments with off-balance sheet risk in the normal course of MMLC’s business to fund investments and to meet the financial needs of MMLC’s portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet.

As of March 31, 2020, MMLC believed that MMLC had adequate financial resources to satisfy MMLC’s unfunded commitments. As of March 31, 2020 and December 31, 2019, MMLC’s unfunded commitments to provide funds to portfolio companies were as follows:

	As of March 31, 2020	As of December 31, 2019
	(in millions)
Unfunded Commitments
First Lien/Senior Secured Debt	$85.41	$124.08
First Lien/Last-Out Unitranche	—	—
Second Lien/Senior Secured Debt	3.33	4.15

Total	$88.74	$128.23

As of March 31, 2020 and December 31, 2019, MMLC had aggregate capital commitments and undrawn capital commitments from investors as follows:

	March 31, 2020			December 31, 2019
	Capital Commitments ($ in millions)	Unfunded Capital Commitments ($ in millions)	% of Capital Commitments Funded	Capital Commitments ($ in millions)	Unfunded Capital Commitments ($ in millions)	% of Capital Commitments Funded
Common Stock	$1,034.65	$—	100%	$1,034.99	$62.15	94%

Recent Developments

MMLC generally expects to pay quarterly distributions to its stockholders out of assets legally available for distribution. For the quarter ending June 30, 2020, MMLC did not declare a distribution, reflecting MMLC’s desire to increase MMLC’s net equity capital position. For a description of MMLC’s distribution policy, see Note 2 “Significant Accounting Policies - Distributions” to MMLC’s consolidated financial statements for the three months ended March 31, 2020 included in this joint proxy statement/prospectus.

Critical Accounting Policies

MMLC’s discussion and analysis of MMLC’s financial condition and results of operations are based upon MMLC’s consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, MMLC’s critical accounting policies are further described in the notes to the consolidated financial statements.

For a description of MMLC’s critical accounting policies, see Note 2 “Significant Accounting Policies” to MMLC’s consolidated financial statements for the three months ended March 31, 2020 included in this joint proxy statement/prospectus. MMLC considers the most significant accounting policies to be those related to Valuation of Portfolio Investments, Revenue Recognition, Non-Accrual Investments, Distribution Policy, and Income Taxes.

SENIOR SECURITIES OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

Information about MMLC’s senior securities is shown as of the dates indicated in the below table. MMLC has entered into the Merger Agreement with GSBD and certain other parties thereto. The Merger is currently anticipated to be completed during the fourth quarter of 2020, and is subject to certain closing conditions, including stockholder approvals. The information in the following table does not give effect to the Merger. This information about MMLC’s senior securities should be read in conjunction with MMLC’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs Middle Market Lending Corp.” for more information.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Revolving Credit Facility
March 31, 2020 (Unaudited)	$839.88	$2,088.54	—	N/A
December 31, 2019	$729.99	$2,289.63	—	N/A
December 31, 2018	$286.19	$3,809.21	—	N/A
December 31, 2017	$62.00	$8,389.16	—	N/A
Foreign Currency Forward Contracts
March 31, 2020 (Unaudited)	$5.00	$2,088.54	—	N/A
December 31, 2019	$2.62	$2,289.63	—	N/A
December 31, 2018	$5.76	$3,809.21	—	N/A
December 31, 2017	—	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of MMLC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because such senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The following table sets forth certain information as of March 31, 2020 for each portfolio company in which MMLC had an investment. Other than these investments, MMLC’s only formal relationships with its portfolio companies are the significant managerial assistance that MMLC may provide upon request and the board observation or participation rights MMLC may receive in connection with its investment. As defined by the 1940 Act, MMLC does not “control” any of the portfolio companies; however, MMLC is considered an “affiliate” of three of its portfolio companies. In general, under the 1940 Act, MMLC would be presumed to “control” a portfolio company if MMLC owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if MMLC owned more than 5% of its outstanding voting securities.

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Investments at Fair Value – 190.71%
1st Lien/Senior Secured Debt – 138.73% #
3SI Security Systems, Inc.(1)	101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Commercial Services & Supplies	6.75%	L + 5.75%; 1.00% Floor	06/16/2023	$2,243	$2,223	$2,159	—
Accuity Delivery Systems, LLC^ (1) (2)	810 7th Avenue, Suite 1110, New York, NY 10019	Health Care Providers & Services	8.00%	L + 7.00%; 1.00% Floor	06/13/2023	14,480	14,179	14,625	—
Acquia, Inc.(1) (2)	53 State Street, 10th Floor Boston, MA 02109	Software	8.58%	L + 7.00%; 1.00% Floor	10/31/2025	18,197	17,853	17,287	—
Acquia, Inc.(1) (2) (3)	53 State Street, 10th Floor Boston, MA 02109	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,946	(36)	(97)	—
Apptio, Inc.(1) (2)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services	8.25%	L + 7.25%; 1.00% Floor	01/10/2025	46,452	45,667	45,174	—
Apptio, Inc.(1) (2) (3)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	3,160	(51)	(87)	—
Associations, Inc.(1) (2)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	19,448	19,267	18,038	—
Associations, Inc.(1) (2) (3)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,268	3,017	2,746	—
Associations, Inc.(1) (2)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	8.00%	L + 6.00%; 1.00% Floor	07/30/2024	836	828	775	—
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	124 W Oxmoor Rd, Birmingham, AL 35209	Hotels, Restaurants & Leisure	7.20%	L + 5.75%; 1.00% Floor	08/19/2025	9,074	8,991	8,643	—
Brillio, LLC(1) (2)	5201 Great America Parkway, Santa Clara, CA 95054	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	6,551	6,495	6,190	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Brillio, LLC(1) (2) (3)	5201 Great America Parkway, Santa Clara, CA 95054	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	$2,200	$1,100	$979	—
Bullhorn, Inc.(1) (2)	100 Summer Street, 17th FL, Boston, MA 02210	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	16,069	15,844	15,346	—
Bullhorn, Inc.(1) (2)	100 Summer Street, 17th FL, Boston, MA 02210	Professional Services	6.50%	L + 5.50%; 1.00% Floor	10/01/2025	799	788	763	—
Bullhorn, Inc.(1) (2)	100 Summer Street, 17th FL, Boston, MA 02210	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	266	262	254	—
Bullhorn, Inc.(1) (2) (3)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	1,065	185	152	—
Businessolver.com, Inc.(1) (2)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.19%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,668	28,572	—
Businessolver.com, Inc.(1) (2)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.15%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	4,445	4,286	—
Businessolver.com, Inc.(1) (2) (3)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Technology		L + 7.50%; 1.00% Floor	05/15/2023	3,760	(48)	(188)	—
CFS Management, LLC (dba Center for Sight Management)(1) (2)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services	7.34%	L + 5.75%; 1.00% Floor	07/01/2024	6,975	6,913	6,644	—
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	13101 Northwest Fwy, Ste 210 Houston, TX 77040	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	2,067	(18)	(98)	—
Chronicle Bidco Inc. (dba Lexitas)(1) (2)	13101 Northwest Fwy, Ste 210 Houston, TX 77040	Professional Services	7.45%	L + 5.75%; 1.00% Floor	11/14/2025	10,274	10,079	9,915	—
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	13101 Northwest Fwy, Ste 210 Houston, TX 77040	Professional Services	7.38%	L + 5.75%; 1.00% Floor	11/14/2025	4,324	2,269	2,181	—
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	1,300	(24)	(45)	—
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	8214 Westchester Drive, Suite 950, Dallas, TX 75225	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,553	12,287	—
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	8214 Westchester Drive, Suite 950, Dallas, TX 75225	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	9,673	9,539	9,359	—
ConnectWise, LLC(1) (2)	4110 George Road, Suite 200 Tampa, FL 33634	IT Services	7.07%	L + 6.00%; 1.00% Floor	02/28/2025	19,907	19,530	18,463	—
ConnectWise, LLC(1) (2) (3)	4110 George Road, Suite 200 Tampa, FL 33634	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	1,524	(29)	(110)	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development	9.09%	L + 7.50%; 1.50% Floor	08/30/2024	$31,000	$30,439	$26,350	—
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development	9.24%	L + 7.50%; 1.50% Floor	08/30/2024	9,120	4,615	3,374	—
CorePower Yoga LLC(2)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services	5.47%	L + 4.50%	05/14/2025	14,808	14,613	13,327	—
CorePower Yoga LLC(2) (3)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.50%	05/14/2025	236	(3)	(24)	—
CorePower Yoga LLC(2) (3)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.75%	05/14/2025	1,010	(13)	(101)	—
CST Buyer Company (dba Intoxalock)(2)	1035 Aurora Avenue, Urbandale, IA 50322	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	18,170	17,952	15,444	—
CST Buyer Company (dba Intoxalock)(2) (3)	1035 Aurora Avenue, Urbandale, IA 50322	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	1,294	761	582	—
DDS USA Holding, Inc.(1) (2)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	5,391	5,374	5,202	—
DDS USA Holding, Inc.(1) (2)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	5,097	5,081	4,919	—
DDS USA Holding, Inc.(1) (2)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	7.00%	P + 3.75%; 1.00% Floor	06/30/2022	1,533	1,528	1,479	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€22,765	26,146	24,856	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	6.93%	L + 5.50%; 1.00% Floor	04/14/2022	5,447	5,404	5,392	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	2,098	2,081	2,077	—
Diligent Corporation(1) (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	6.92%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	1,558	1,566	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	6.57%	L + 5.50%; 1.00% Floor	04/14/2022	725	718	717	—
Diligent Corporation(1) (2)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	351	348	347	—
Diligent Corporation(1) (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	6,083	(47)	(61)	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
DocuTAP, Inc.(1) (2)	101 South Phillips Avenuenue, Suite 300 Sioux Falls, SD 57104	Health Care Technology	6.50%	L + 5.50%; 1.00% Floor	05/12/2025	$34,978	$34,210	$33,492	—
E2open, LLC(1) (2)	9600 Great Hills Trail, Suite 300E Austin, TX 78759	Software	7.36%	L + 5.75%; 1.00% Floor	11/26/2024	24,179	23,965	23,090	—
Elemica Parent, Inc. (1) (2)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals	6.39%	L + 5.50%	09/18/2025	4,247	4,148	3,928	—
Elemica Parent, Inc. (1) (2) (3)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals	6.68%	L + 5.50%	09/18/2025	550	390	362	—
Elemica Parent, Inc. (1) (2) (3)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals		L + 5.50%	09/18/2025	830	(9)	(62)	—
Empirix, Inc. (1) (2)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services	7.71%	L + 6.25%; 1.00% Floor	09/25/2024	31,415	30,980	27,645	—
Empirix, Inc. (1) (2)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services	7.63%	L + 6.25%; 1.00% Floor	09/25/2023	1,800	1,778	1,584	—
Eptam Plastics, Ltd. (1) (2)	Eptam Plastics, Ltd. 2 Riverside Business Park Northfield, New Hampshire 03276	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	6,363	6,272	6,092	—
Eptam Plastics, Ltd. (1) (2)	Eptam Plastics, Ltd. 2 Riverside Business Park Northfield, New Hampshire 03276	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	1,354	1,335	1,296	—
Eptam Plastics, Ltd. (1) (2) (3)	Eptam Plastics, Ltd. 2 Riverside Business Park Northfield, New Hampshire 03276	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	2,708	(19)	(115)	—
Fenergo Finance 3 Limited (1) (2) (4)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services	7.70%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	29,001	26,578	—
Fenergo Finance 3 Limited (1) (2) (3) (4)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,683	(22)	(80)	—
Fenergo Finance 3 Limited (1) (2) (3) (4)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(34)	(115)	—
FWR Holding Corporation (dba First Watch Restaurants) (1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	4,033	4,001	3,801	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
FWR Holding Corporation (dba First Watch Restaurants) (1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	$3,032	$3,009	$2,858	—
FWR Holding Corporation (dba First Watch Restaurants) (1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	3,017	2,993	2,843	—
FWR Holding Corporation (dba First Watch Restaurants) (1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	11,379	11,202	10,724	—
FWR Holding Corporation (dba First Watch Restaurants) (1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	2,273	2,239	2,143	—
FWR Holding Corporation (dba First Watch Restaurants) (1)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	1,437	1,416	1,355	—
FWR Holding Corporation (dba First Watch Restaurants) (1) (3)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	1,506	994	930	—
Gastro Health Holdco, LLC (1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	6.86%	L + 5.50%; 1.00% Floor	09/04/2024	13,865	13,648	13,172	—
Gastro Health Holdco, LLC (1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2024	7,159	7,044	6,801	—
Gastro Health Holdco, LLC (1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	7.71%	L + 5.50%; 1.00% Floor	09/04/2024	6,918	6,823	6,572	—
Gastro Health Holdco, LLC (1) (2)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2023	2,900	2,860	2,755	—
GlobalTranz Enterprises, Inc. (2)	7350 North Dobson Road, Suite 130 Scottsdale, AZ 85256	Road & Rail	5.93%	L + 5.00%	05/15/2026	11,415	11,209	8,076	—
Governmentjobs.com, Inc. (dba NeoGov) (1) (2)	300 Continental Blvd., El Segundo, CA 90245	Software	8.24%	L + 6.50%; 1.00% Floor	02/05/2026	29,153	28,581	28,497	—
Governmentjobs.com, Inc. (dba NeoGov) (1) (2) (3)	300 Continental Blvd., El Segundo, CA 90245	Software		L + 6.50%; 1.00% Floor	02/05/2026	3,887	(76)	(87)	—
Granicus, Inc. (2)	707 17th Street, Suite 4000 Denver, CO 80202	Software	5.75%	L + 4.75%; 1.00% Floor	09/07/2022	14,527	14,419	13,655	—
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth) (1) (2)	6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Hotels, Restaurants & Leisure	8.20%	L + 6.75%; 1.00% Floor	07/09/2025	34,501	34,036	31,051	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth) (1) (2) (3)	6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Hotels, Restaurants & Leisure	7.75%	L + 6.75%; 1.00% Floor	07/09/2025	$2,805	$1,576	$1,332	—
Hygiena Borrower LLC	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services	5.45%	L + 4.00%; 1.00% Floor	08/26/2022	5,300	5,252	5,035	—
Hygiena Borrower LLC (3)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(5)	(27)	—
Hygiena Borrower LLC (3)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(4)	(41)	—
iCIMS, Inc. (1) (2)	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,924	40,571	—
iCIMS, Inc. (1) (2)	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	7,844	7,707	7,472	—
iCIMS, Inc. (1) (2) (3)	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(40)	(126)	—
Instructure Holdings (2)	600 Montgomery St, 20th Floor, San Francisco, CA 94111	Diversified Consumer Services	8.21%	L + 7.00%; 1.00% Floor	03/24/2026	38,785	38,302	38,301	—
Instructure Holdings (2) (3)	600 Montgomery St, 20th Floor, San Francisco, CA 94111	Diversified Consumer Services		L + 7.00%; 1.00% Floor	03/24/2026	3,000	(37)	(37)	—
Integral Ad Science, Inc. (1) (2)	95 Morton Street, 8th Floor New York, NY 10014	Interactive Media & Services	8.25%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	36,669	36,113	35,294	—
Integral Ad Science, Inc. (1) (2) (3)	95 Morton Street, 8th Floor New York, NY 10014	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(34)	(97)	—
Internet Truckstop Group, LLC (dba Truckstop) (1) (2)	222 N. Plymouth Avenue New Plymouth, ID 83655	Transportation Infrastructure	6.96%	L + 5.50%; 1.00% Floor	04/02/2025	32,296	31,600	31,004	—
Internet Truckstop Group, LLC (dba Truckstop) (1) (2) (3)	222 N. Plymouth Avenue New Plymouth, ID 83655	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	2,600	(54)	(104)	—
Lithium Technologies, Inc. (1) (2)	225 Bush St., 15th Floor San Francisco, CA 94104	Interactive Media & Services	9.00%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,346	47,420	—
Lithium Technologies, Inc. (1) (2) (3)	225 Bush St., 15th Floor San Francisco, CA 94104	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	3,448	(44)	(181)	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Mailgun Technologies, Inc. (1) (2)	112 E Pecan St. #1135 San Antonio, TX 78205	Interactive Media & Services	7.08%	L + 6.00%; 1.00% Floor	03/26/2025	$23,112	$22,708	$21,956	—
Mailgun Technologies, Inc. (1) (2) (3)	112 E Pecan St. #1135 San Antonio, TX 78205	Interactive Media & Services		L + 6.00%; 1.00% Floor	03/26/2025	1,448	—	(72)	—
Midwest Transport, Inc. (1) (2)	11385 N. Trimble Rd Robinson, IL 62454	Road & Rail	8.07%	L + 7.00%; 1.00% Floor	10/02/2023	16,743	16,618	16,408	—
MMIT Holdings, LLC (dba Managed Markets Insight & Technology) (1) (2)	1040 Stony Hill Road, Suite 300 Yardley, PA 19067	Health Care Technology	7.28%	L + 5.50%; 1.00% Floor	11/15/2024	29,657	29,160	28,619	—
MMIT Holdings, LLC (dba Managed Markets Insight & Technology) (1) (2) (3)	1040 Stony Hill Road, Suite 300 Yardley, PA 19067	Health Care Technology	7.59%	L + 5.50%; 1.00% Floor	11/15/2024	4,525	3,730	3,643	—
MRI Software LLC	28925 Fountain Parkway Solon, OH 44139 United States	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	12,489	12,369	10,865	—
MRI Software LLC (3)	28925 Fountain Parkway Solon, OH 44139 United States	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	990	485	366	—
MRI Software LLC (3)	28925 Fountain Parkway Solon, OH 44139 United States	Real Estate Management & Development		L + 5.50%; 1.00% Floor	02/10/2026	2,171	(13)	(282)	—
Netvoyage Corporation (dba NetDocuments) (1) (2)	2500 W Executive Parkway, Suite 350 Lehi, UT 84043	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	7,917	7,816	7,541	—
Netvoyage Corporation (dba NetDocuments) (1) (2)	2500 W Executive Parkway, Suite 350 Lehi, UT 84043	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	5,970	5,860	5,686	—
Netvoyage Corporation (dba NetDocuments) (1) (2)	2500 W Executive Parkway, Suite 350 Lehi, UT 84043	Software	8.83%	L + 7.75%; 1.00% Floor	03/24/2022	884	867	842	—
Netvoyage Corporation (dba NetDocuments) (1) (2) (3)	2500 W Executive Parkway, Suite 350 Lehi, UT 84043	Software		L + 7.75%; 1.00% Floor	03/24/2022	610	(5)	(29)	—
Picture Head Midco LLC (1) (2)	1132 N Vine. St. Hollywood, CA 90038	Entertainment	7.75%	L + 6.75%; 1.00% Floor	08/31/2023	27,467	27,041	24,857	—
PlanSource Holdings, Inc. (1) (2)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology	7.95%	L + 6.25%; 1.00% Floor	04/22/2025	33,940	33,347	32,073	—
PlanSource Holdings, Inc. (1) (2) (3)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	4,681	(79)	(257)	—
Power Stop, LLC (2)	6112 W. 73rd Street, Unit C, Bedford Park, IL 60638	Auto Components	5.95%	L + 4.50%	10/19/2025	10,764	10,741	9,687	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Premier Imaging, LLC (dba Lucid Health) (1) (2)	100 E. Campus View Blvd. Suite 100 Columbus, OH 43235	Health Care Providers & Services	6.50%	L + 5.50%; 1.00% Floor	01/02/2025	$17,214	$16,969	$16,267	—
PT Intermediate Holdings III, LLC (dba Parts Town) (2)	1200 Greenbriar Dr., Addison, IL 60101	Trading Companies & Distributors	6.95%	L + 5.50%; 1.00% Floor	10/15/2025	17,277	17,195	14,167	—
Riverpoint Medical, LLC (1) (2)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	13,372	13,312	12,369	—
Riverpoint Medical, LLC (1) (2) (3)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	2,450	1,214	1,041	—
Selectquote, Inc.(2)	6800 W. 115th St Overland Park, KS 66211	Insurance	7.03%	L + 6.00%; 1.00% Floor	11/05/2024	15,800	15,506	14,220	—
SF Home Décor, LLC (dba SureFit Home Décor) (1) (2)	8000 Quarry Road, Alburtis, PA 18011	Household Products	11.21%	L + 9.75%; 1.00% Floor	07/13/2022	23,794	23,317	21,890	—
Shopatron, LLC (dba Kibo) (1) (2)	717 North Harwood Street, Suite 1900 Dallas, TX 75201	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	8,924	8,811	8,701	—
Shopatron, LLC (dba Kibo) (1) (2) (5)	717 North Harwood Street, Suite 1900 Dallas, TX 75201	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	2,750	2,734	2,682	—
SPay, Inc. (dba Stack Sports) (1) (2)	5360 Legacy Drive, Suite 150 Plano, TX 75024	Interactive Media & Services	6.82%	L + 5.75%; 1.00% Floor	06/17/2024	14,745	14,526	13,234	—
SPay, Inc. (dba Stack Sports) (1) (2) (3)	5360 Legacy Drive, Suite 150 Plano, TX 75024	Interactive Media & Services	6.75%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,063	920	—
SPay, Inc. (dba Stack Sports) (1) (2)	5360 Legacy Drive, Suite 150 Plano, TX 75024	Interactive Media & Services	7.63%	L + 5.75%; 1.00% Floor	06/17/2024	543	539	488	—
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo) (1) (2)	14520 W Granite Valley Drive, Sun City West, AZ 85375	Health Care Providers & Services	6.25%	L + 5.25%; 1.00% Floor	08/15/2025	15,894	15,676	15,060	—
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo) (1) (2)	14520 W Granite Valley Drive, Sun City West, AZ 85375	Health Care Providers & Services	6.28%	L + 5.25%; 1.00% Floor	08/15/2025	2,707	2,671	2,565	—
Viant Medical Holdings, Inc. (1) (2)	2 Hampshire Street, Foxborough, MA 02035	Health Care Equipment & Supplies	7.70%	L + 6.25%; 1.00% Floor	07/02/2025	19,069	18,763	16,686	—
Villa Bidco Inc (dba Authority Brands) (2)	7230 Lee Deforest Drive, Columbia, MD, 21046	Diversified Consumer Services	6.75%	L + 5.75%; 1.00% Floor	03/21/2025	16,174	15,813	15,810	—
Villa Bidco Inc (dba Authority Brands) (2) (3)	7230 Lee Deforest Drive, Columbia, MD, 21046	Diversified Consumer Services	8.00%	L + 5.75%; 1.00% Floor	03/21/2025	1,297	329	329	—
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101 Memphis, TN 38118	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2023	9,976	9,907	9,777	—
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101 Memphis, TN 38118	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2022	249	248	244	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
WebPT, Inc. (1) (2)	625 S 5th Street Phoenix, AZ 85004	Health Care Technology	8.36%	L + 6.75%; 1.00% Floor	08/28/2024	$14,933	$14,664	$13,701	—
WebPT, Inc. (1) (2)	625 S 5th Street Phoenix, AZ 85004	Health Care Technology	7.95%	L + 6.75%; 1.00% Floor	08/28/2024	1,556	1,528	1,427	—
WebPT, Inc. (1) (2) (3)	625 S 5th Street Phoenix, AZ 85004	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,867	(17)	(154)	—
Wine.com, LLC (1) (2)	222 Sutter Street, Suite 450 San Francisco, CA 94108	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,853	8,640	—
Wolfpack IP Co. (dba Lone Wolf Technologies) (1) (2) (4)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development	7.50%	L + 6.50%; 1.00% Floor	06/13/2025	47,220	46,376	46,039	—
Wolfpack IP Co. (dba Lone Wolf Technologies) (1) (2) (3) (4)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	4,722	(82)	(118)	—
WorkForce Software, LLC (1) (2)	38705 Seven Mile Road Livonia, MI 48152	Software	8.11%	L + 6.50%; 1.00% Floor	07/31/2025	12,732	12,500	11,904	—
WorkForce Software, LLC (1) (2) (3)	38705 Seven Mile Road Livonia, MI 48152	Software		L + 6.50%; 1.00% Floor	07/31/2025	1,123	(20)	(73)	—
Wrike, Inc.(1) (2)	70 N. 2nd Street, San Jose, CA 95113	Professional Services	7.83%	L + 6.75%; 1.00% Floor	12/31/2024	32,260	31,694	31,292	—
Wrike, Inc.(1) (2)(3)	70 N. 2nd Street, San Jose, CA 95113	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(37)	(69)	—
Xactly Corporation(1) (2)	300 Park Avenue, Suite 1700 San Jose, CA 95110	IT Services	8.25%	L + 7.25%; 1.00% Floor	07/29/2022	34,852	34,454	33,632	—
Xactly Corporation(1) (2) (3)	300 Park Avenue, Suite 1700 San Jose, CA 95110	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(21)	(76)	—
Yasso, Inc.(1) (2)	2 Heritage Drive, #501 Quincy, MA 02171	Food Products	8.82%	L + 7.75%; 1.00% Floor	03/23/2022	7,390	7,323	7,094	—

Total 1st Lien/Senior Secured Debt							1,342,492	1,275,908

1st Lien/Last Out Unitranche(6) – 10.60%
Doxim, Inc.(1) (2)	220 Spring Street, Suite 650 Herndon, VA 20170	Diversified Financial Services	7.45%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,670	25,526	—
Doxim, Inc.(1) (2)	220 Spring Street, Suite 650 Herndon, VA 20170	Diversified Financial Services	7.00%	L + 6.00%; 1.00% Floor	02/28/2024	22,376	21,873	20,921	—
RugsUSA, LLC(1) (2)	134 West 29th Street, 5th Floor New York, NY 10001	Household Products	7.96%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,275	8,038	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
Smarsh, Inc.(1) (2)	851 SW 6th Avenue, Suite 800 Portland, OR 97204	Interactive Media & Services	8.88%	L + 7.88%; 1.00% Floor	03/31/2021	$44,316	$44,032	$42,986	—

Total 1st Lien/Last Out Unitranche							100,850	97,471

2nd Lien/Senior Secured Debt – 28.86%
American Dental Partners, Inc.(1) (2)	401 Edgewater Place, Suite 430 Wakefield, MA 01880	Health Care Providers & Services	9.95%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,251	4,826	—
Chase Industries, Inc. (dba Senneca Holdings)(1) (2)	10021 Commerce Park Dr., Cincinnati, OH 45246	Building Products	11.21%	L + 9.50% (incl. 1.50% PIK); 1.00% Floor	05/11/2026	24,300	23,693	20,655	—
DiscoverOrg, LLC(2)	805 Broadway Street, Suite 900, Vancouver, WA 98660	Software	10.08%	L + 8.50%	02/01/2027	14,600	14,402	13,140	—
ERC Finance, LLC (dba Eating Recovery Center) (1) (2)	ERC Finance, LLC 7351 E. Lowry Blvd., Suite 200 Denver, CO 80230	Health Care Providers & Services	9.22%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,963	24,066	—
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	1 West Main St., Suite 201 Medford, OR 97501	Diversified Financial Services	9.41%	L + 7.50%	07/31/2025	10,000	9,795	8,975	—
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	1 West Main St., Suite 201 Medford, OR 97501	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(24)	(256)	—
Hygiena Borrower LLC(1)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services	9.20%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,612	2,445	—
ICP Industrial, Inc.(1) (2)	101 Huntington Avenue, Floor 24 Boston, MA 02199	Chemicals	9.25%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,394	27,166	—
Intelligent Medical Objects, Inc.(1) (2)	9600 West Bryn Mawr Ave. Ste 100, Rosemont, IL 60018	Health Care Technology	10.43%	L + 8.50%; 1.00% Floor	12/22/2024	21,900	21,478	20,641	—
Market Track, LLC(1) (2)	233 S. Wacker Drive, Suite 2105, Chicago, IL 60606	Media	9.53%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,561	18,650	—
National Spine and Pain Centers, LLC(1) (2)	11921 Rockville Pike, Suite 505, Rockville, MD 20852	Health Care Providers & Services	9.25%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	17,031	15,356	—
Odyssey Logistics & Technology Corporation(2)	39 Old Ridgebury Road, Danbury, CT 06810	Road & Rail	9.07%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,157	18,460	—
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	2323 Victory Avenue, Suite 1600 Dallas, TX 75219	Air Freight & Logistics	9.70%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,677	22,437	—
Spectrum Plastics Group, Inc.(2)	2500 Northwinds Parkway, Suite 472 Alpharetta, GA 30009	Containers & Packaging	8.07%	L + 7.00%	01/31/2026	6,278	6,253	4,132	—

Investment*	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/ Shares (++)	Cost	Fair Value	Percentage of Class Held
USRP Holdings, Inc. (dba U.S. Retirement Partners) (1) (2)	99 Wood Avenue South, Suite 501, Iselin, NJ 08830	Insurance	10.53%	L + 8.75%; 1.00% Floor	09/29/2025	$9,700	$9,602	$8,730	—
USRP Holdings, Inc. (dba U.S. Retirement Partners) (1) (2)	99 Wood Avenue South, Suite 501, Iselin, NJ 08830	Insurance	10.39%	L + 8.75%; 1.00% Floor	09/29/2025	1,584	1,569	1,426	—
Xcellence, Inc. (dba Xact Data Discovery)(1) (2)	5800 Foxridge Drive, Suite 406, Mission, KS 66202	IT Services	10.02%	L + 8.75%; 1.00% Floor	06/22/2024	26,100	25,591	23,555	—
YI, LLC (dba Young Innovations)(1) (2)	2260 Wendt Street Algonquin, IL 60102	Health Care Equipment & Supplies	8.82%	L + 7.75%; 1.00% Floor	11/07/2025	21,608	21,105	18,745	—

Total 2nd Lien/Senior Secured Debt							312,162	265,412

Preferred Stock – 1.18%
Accuity Delivery Systems, LLC^ (1) (2) (7) (8)	810 7th Avenue, Suite 1110, New York, NY 10019	Health Care Providers & Services				136,589	4,500	8,100	36.0%
Wine.com, LLC(1) (2) (7) (8)	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages				314,154	2,700	2,761	28.6%

Total Preferred Stock							7,200	10,861

Common Stock – 1.34%
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B^^^ (1) (2) (8)	8214 Westchester Drive, Suite 950 Dallas, TX 75225	Health Care Providers & Services				11,719	1,580	2,019	5.9%
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units^^^ (1) (2) (4) (7) (8)	8214 Westchester Drive, Suite 950 Dallas, TX 75225	Health Care Providers & Services				11,060	220	394	5.4%
Country Fresh Holding Company Inc.(1) (2) (7) (8)	15479 Pin Oak Drive Conroe, TX 77384	Food Products				843	1,053	288	0.8%
Elah Holdings, Inc.^ (1) (2) (7) (8)	8214 Westchester Dr,, Suite 950, Dallas TX 75225	Capital Markets				65,436	3,163	3,163	8.9%
National Spine and Pain Centers, LLC(1) (2) (7) (8)	11921 Rockville Pike, Suite 505 Rockville, MD 20852	Health Care Providers & Services				500	500	67	1.8%
Wrike, Inc.(1) (2) (7) (8)	70 N. 2nd Street, San Jose, CA 95113	Professional Services				4,949,520	3,075	5,939	0.5%
Yasso, Inc.(1) (2) (7) (8)	2 Heritage Drive, #501 Quincy, MA 02171	Food Products				790	790	396	0.6%

Total Common Stock							10,381	12,266

Investment*	Yield	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 10.00%
Goldman Sachs Financial Square Government Fund – Institutional Shares^^^ (9)	0.34%	91,998,034	91,998	91,998

Total Investments in Affiliated Money Market Fund			91,998	91,998

TOTAL INVESTMENTS – 190.71%			$1,865,083	$1,753,916

LIABILITIES IN EXCESS OF OTHER ASSETS – (90.71%)				$(834,222)

NET ASSETS – 100.00%				$919,694

*	Assets are pledged as collateral for the Existing MMLC Credit Facility. See Note 6 “Debt” to MMLC’s Consolidated Financial Statements for the three months ended March 31, 2020.
#	Percentages are based on net assets.

(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of March 31, 2020, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 1.00%, 1.18%, 1.45%, 1.26%, 0.99% and 0.50%. As of March 31, 2020, P was 3.25%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at March 31, 2020.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

^

As defined in the 1940 Act, the portfolio company is deemed to be an “affiliated person” of MMLC because MMLC owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions” to MMLC’s Consolidated Financial Statements for the three months ended March 31, 2020.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of MMLC under the 1940 Act. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)

The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement” to MMLC’s Consolidated Financial Statements for the three months ended March 31, 2020.

(2)

Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that MMLC received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions” to MMLC’s Consolidated Financial Statements for the three months ended March 31, 2020.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies” to MMLC’s Consolidated Financial Statements for the three months ended March 31, 2020.

(4)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. MMLC may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of MMLC’s total assets. As of March 31, 2020 the aggregate fair value of these securities is $72,698 or 4.06% of MMLC’s total assets.

(5)

The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies” to MMLC’s Consolidated Financial Statements for the three months ended March 31, 2020.

(6)

In exchange for the greater risk of loss, the “last-out” portion of MMLC’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that MMLC would continue to hold.

(7)	Non-income producing security.
(8)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2020, the aggregate fair value of these securities is $23,127 or 2.52% of MMLC’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(9)	The rate shown is the annualized seven-day yield as of March 31, 2020.
PIK	– Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 547	EUR 448	04/06/2020	$53
Bank of America, N.A.	USD 337	EUR 303	04/06/2020	2
Bank of America, N.A.	USD 549	EUR 446	07/06/2020	55
Bank of America, N.A.	USD 321	EUR 288	07/06/2020	2
Bank of America, N.A.	USD 729	EUR 650	10/05/2020	7
Bank of America, N.A.	USD 716	EUR 635	01/05/2021	9
Bank of America, N.A.	USD 702	EUR 620	04/06/2021	10
Bank of America, N.A.	USD 701	EUR 617	07/06/2021	11
Bank of America, N.A.	USD 400	EUR 350	10/05/2021	7

				$156

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

MANAGEMENT OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

MMLC’s business and affairs are managed under the direction of the MMLC Board. The MMLC Board consists of four directors, three of whom are MMLC Independent Directors. “MMLC Independent Directors” are directors who (1) are not deemed to be “interested persons,” of MMLC (as defined in the 1940 Act), (2) meet the definition of “independent directors” under the corporate governance standards of the New York Stock Exchange and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act.

Following the Merger, the MMLC Independent Directors will be appointed to the GSBD Board. In addition, the four directors that currently serve on the MMLC Board, including the MMLC Independent Directors, are expected to be appointed to the board of directors of Goldman Sachs Middle Market Lending LLC II, an affiliated fund of MMLC and GSBD. The MMLC Board elects MMLC’s officers, who serve at the discretion of the MMLC Board. The responsibilities of the MMLC Board include quarterly valuation of MMLC’s assets, corporate governance activities, oversight of MMLC’s financing arrangements and oversight of MMLC’s investment activities.

The MMLC Board’s role in MMLC’s management is one of oversight. Oversight of MMLC’s investment activities extends to oversight of the risk management processes employed by GSAM as part of its day-to-day management of MMLC’s investment activities. The MMLC Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of GSAM as necessary and periodically requesting the production of risk management reports or presentations. The goal of the MMLC Board’s risk oversight function is to ensure that the risks associated with MMLC’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of the investments held by MMLC. The MMLC Board also has primary responsibility for the valuation of MMLC’s assets.

The MMLC Board has established a Governance and Nominating Committee, Compliance Committee, Contract Review Committee and the MMLC Audit Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Timothy Leach, an Independent Director, serves as Chair (the “Chair”) of the MMLC Board. The MMLC Board believes that it is in the best interests of Shareholders for Mr. Leach to lead the MMLC Board because of his broad corporate background and experience with financial and investment matters, as described below. The Chair will generally act as a liaison between MMLC’s management, officers and attorneys between meetings of the MMLC Board and preside over all executive sessions of the Independent Directors without management. The MMLC Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight.

The MMLC Board had seven formal meetings in 2019. Each director that was a member of the MMLC Board during the fiscal year ended December 31, 2019 attended 100% of the aggregate number of meetings of the MMLC Board and of the respective committees on which he or she served. To promote effectiveness of the MMLC Board, directors are strongly encouraged to attend regularly scheduled MMLC Board meetings in person.

Board of Directors and Executive Officers

Directors

Information regarding the members of the MMLC Board is as follows:

Name and Age (1)	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Carlos E. Evans (68)	Director since June 2016	Mr. Evans is retired. He is Director, Sykes Enterprises, Inc. (2016–Present); Chairman, Highwoods Properties, Inc. (2018–Present); Director, Highwoods Properties, Inc. (2015–2018); Director, National Coatings and Supplies Inc. (2015–Present); Director, Warren Oil Company, LLC (2016–Present); Director, American Welding & Gas Inc. (2015–Present); and Director, Johnson Management (2015–Present). He was formerly Executive Vice President and Group Head of Wells Fargo Eastern Commercial Banking and National Head of Government and Institutional Banking (2009–2014).	Sykes Enterprises, Inc. (an international provider of outsourced customer contact management services); Highwoods Properties, Inc. (a real estate investment trust); National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; and Johnson Management

Director—MMLC

Richard A. Mark (67)	Director since June 2016

Mr. Mark is retired. He is Director, Mylan N.V. (2019–Present); and Director, Almost Home Kids (2016–Present). He was formerly Partner, Deloitte & Touche LLP (2002–2015) and Chairman and member of the Audit Committee, Katy Industries, Inc. (2015–2016).

Director—MMLC

Mylan N.V. (a global generics and specialty pharmaceuticals company); Almost Home Kids (an organization which provides care to children with complicated health needs)

Timothy J. Leach (64)	Director since July 2016

Mr. Leach is retired. He is Chairman and interim Chief Executive Officer, Habitat for Humanity of Sonoma County (2019–Present); Director, Habitat for Humanity of Sonoma County (2017–2019). He was formerly Chief Investment Officer, US Bank Wealth Management (2008–2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014–2019).

Director (Chairman)—MMLC

Habitat for Humanity of Sonoma County

Name and Age (1)	Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships

Interested Director*

Katherine (“Kaysie”) Uniacke (59)	Director since June 2016

Chair of the Board—Goldman Sachs Asset Management International (2013–Present); Director—Goldman Sachs Funds, plc (2013–Present); Advisory Director—Goldman Sachs (2013–Present); Global Chief Operating Officer—GSAM (2007–2012); Partner, Goldman Sachs (2002–2012); and Managing Director—Goldman Sachs (1997–2002).

Director—MMLC, GSBD, GS PMMC and GS PMMC II

None

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each director may be contacted by writing the director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.

Executive Officers

Information regarding MMLC’s executive officers who are not directors is as follows:

Name	Age	Position(s)	Officer Since
Brendan McGovern	49	Chief Executive Officer and President	2016
Jon Yoder	46	Chief Operating Officer	2016
Jonathan Lamm	46	Chief Financial Officer and Treasurer	2016
Julien Yoo	49	Chief Compliance Officer	2019
David Yu	38	Executive Vice President and Head of Research	2016
Jordan Walter	39	Executive Vice President	2018
Michael Mastropaolo	41	Executive Vice President	2019
David Pessah	35	Principal Accounting Officer	2020

The address for each director and executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualifies.

Biographical Information

Directors

Independent Directors:

Carlos E. Evans. Mr. Evans has served on the MMLC Board since June 2016. Mr. Evans is retired. Mr. Evans is currently a member of the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services, and is chairman of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as chair of the Compensation/Governance Committee and as a member of the Executive Committee. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairman emeritus of the board of the Spoleto Festival USA and was previously chairman of the board of the Medical University of South Carolina Foundation. Mr. Evans also serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. Based on the foregoing, Mr. Evans is experienced with financial and investment matters.

Richard A. Mark. Mr. Mark has served on the MMLC Board since June 2016. Mr. Mark has been designated as the MMLC Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Mark is retired. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Since June 2019, Mr. Mark has served on the Board of Directors of Mylan N.V., a global generics and specialty pharmaceuticals company. Mr. Mark also served from July 2015 until August 2016 as chairman of the board of directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Mr. Mark is a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters.

Timothy J. Leach. Mr. Leach has served on the MMLC Board since July 2016 and on March 2, 2017 was appointed as Lead Independent Director. Mr. Leach was appointed as Chairperson of the MMLC Board on December 11, 2017. Mr. Leach is retired. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Mr. Leach currently serves as chairman of the board of directors and as interim chief executive officer of Habitat for Humanity of Sonoma County. Based on the foregoing, Mr. Leach is experienced with financial and investment matters.

Interested Director:

Kaysie Uniacke. Ms. Uniacke has served on the MMLC Board since June 2016. Ms. Uniacke served as Chairperson of the MMLC Board from June 2016 until December 11, 2017. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International, serves on the boards of the Goldman Sachs Luxembourg, Dublin family of funds, GSBD, GS PMMC and GS PMMC II and is an advisory director to Group Inc.. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012 where she was named managing director in 1997 and partner in 2002. Ms. Uniacke serves on the board of Person-to-Person, a non-profit organization that supports the working poor in lower Fairfield County, CT. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Executive Officers who are not Directors:

Brendan McGovern. Mr. McGovern has served as chief executive officer and president of MMLC since June 2016. Mr. McGovern heads GSAM’s Private Credit Group, is chief executive officer and president of GSBD, GS PMMC and GS PMMC II and also serves as co-head and senior portfolio manager of the GSAM Credit Alternatives portfolio management team. He is also the Chair and a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of MMLC’s investments. Mr. McGovern joined the firm in 2006. Prior to joining the firm, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he co-headed the fund’s private placement efforts for both debt and equity linked products in the United States. He is also on the Board of Directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder. Mr. Yoder has served as chief operating officer of MMLC since June 2016. Mr. Yoder is chief operating officer of GSBD, GS PMMC and GS PMMC II and a member of GSAM’s Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of MMLC’s investments. Mr. Yoder joined the firm in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity groups at Paul, Weiss, Rifkind, Wharton & Garrison, LLP.

Jonathan Lamm. Mr. Lamm has served as chief financial officer and treasurer of MMLC since June 2016. Mr. Lamm is also chief financial officer and treasurer of GSBD, GS PMMC and GS PMMC II and chief operating officer of the GSAM Credit Alternatives portfolio management team, responsible for the operations of the business, including business financials, infrastructure support, and IT project management, as well as the continuous improvement of the control environment. Mr. Lamm is secretary and a non-voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of MMLC’s investments. He joined the firm in 2002. Prior to joining the firm, Mr. Lamm worked in the securities audit practice at Deloitte & Touche, LLP.

Julien Yoo. Ms. Yoo has served as MMLC’s chief compliance officer since June 2019. Ms. Yoo is also Managing Director of GSAM Compliance, Head of the US Regulatory Compliance team within GSAM Compliance, and Chief Compliance Officer of GSBD, GS PMMC and GS PMMC II. Ms. Yoo joined the firm in 2013. Prior to joining the firm, Julien was a Vice President in the legal department of Morgan Stanley Investment Management for 5 years. Prior to joining Morgan Stanley, Ms. Yoo was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

David Yu. Mr. Yu has served as an executive vice president and Head of Research of MMLC since June 2016. Mr. Yu is executive vice president of GSBD, GS PMMC and GS PMMC II and a member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings and serves as its Head of Research. Mr. Yu is a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of MMLC’s investments. Mr. Yu joined the firm in 2006. Prior to joining the firm, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings. Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

Jordan Walter. Mr. Walter was appointed as an executive vice president of MMLC in February 2018. Mr. Walter is executive vice president of GSBD, GS PMMC and GS PMMC II and a member of the GSAM Credit Alternatives Team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of MMLC’s investments. Mr. Walter joined Goldman Sachs in 2014. Prior to joining Goldman Sachs, Mr. Walter was a vice president at MCG Capital where he originated and managed middle market debt and equity investments. Prior to joining MCG Capital, Mr. Walter was in the Financial Management Program at General Electric.

Michael Mastropaolo. Mr. Mastropaolo has served as an executive vice president of MMLC since January 2019. Mr. Mastropaolo is also an executive vice president of GSBD, GS PMMC and GS PMMC II and a member of the GSAM Credit Alternatives Team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of MMLC’s investments. Mr. Mastropaolo joined the firm in 2016. Prior to joining the firm, Mr. Mastropaolo was a Director at Golub Capital where he originated and managed middle market debt and equity investments. Mr. Mastropaolo began his career investing in middle market credit at General Electric in the Investment Analyst training program at GE Capital.

David Pessah. Mr. Pessah was appointed as Principal Accounting Officer of MMLC in March 2020. Mr. Pessah is Principal Accounting Officer of PMMC, PMMC II and GSBD. Mr. Pessah is a Vice President in the BDC Fund Controllers team of GSAM. Mr. Pessah is responsible for fund accounting and financial reporting oversight as well as the continuous improvement of the control environment for MMLC. Prior to joining Goldman Sachs in September 2010, he worked in the audit practice at Ernst & Young LLP.

Committees of the Board of Directors

Audit Committee

The members of the MMLC Audit Committee are Carlos E. Evans, Timothy J. Leach, and Richard A. Mark, each of whom is an Independent Director and meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom is an “interested person” of MMLC as defined in Section 2(a)(19) of the 1940 Act. Richard A. Mark serves as Chairman of the MMLC Audit Committee. The MMLC Board and the MMLC Audit Committee have determined that Richard A. Mark is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act. The MMLC Audit Committee is responsible for overseeing matters relating to the appointment and activities of MMLC’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by MMLC’s independent public accountants. The MMLC Audit Committee is also responsible for aiding the MMLC Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

The MMLC Audit Committee held four formal meetings in 2019.

Governance and Nominating Committee

The MMLC Governance and Nominating Committee members are Kaysie Uniacke, Carlos E. Evans, Richard A. Mark and Timothy J. Leach. Mr. Leach serves as the Chairperson of the MMLC Governance and Nominating Committee. The MMLC Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the MMLC stockholders, when necessary, selecting nominees to fill vacancies on the MMLC Board or a committee of the MMLC Board, developing and recommending to the MMLC Board a set of corporate governance principles and overseeing the evaluation of the MMLC Board and MMLC’s management. The MMLC Governance and Nominating Committee will consider nominees recommended by MMLC stockholders that are properly submitted in accordance with MMLC’s bylaws.

The MMLC Governance and Nominating Committee held three formal meetings in 2019.

Compliance Committee

The MMLC Compliance Committee members are Kaysie Uniacke, Carlos E. Evans, Richard A. Mark and Timothy J. Leach. Mr. Leach serves as Chairperson of the MMLC Compliance Committee. The MMLC Compliance Committee is responsible for overseeing MMLC’s compliance processes, and, insofar as they relate to services provided to MMLC, the compliance processes of GSAM, principal underwriters, administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the MMLC Audit Committee. In addition, the MMLC Compliance Committee provides assistance to the full MMLC Board with respect to compliance matters.

The MMLC Compliance Committee held four formal meetings in 2019.

Contract Review Committee

The MMLC Contract Review Committee members are Kaysie Uniacke, Carlos E. Evans, Richard A. Mark and Timothy J. Leach. Mr. Leach serves as Chairperson of the MMLC Contract Review Committee. The MMLC Contract Review Committee is responsible for overseeing the processes of the MMLC Board for reviewing and monitoring performance under MMLC ’s investment management, placement agency, underwriting (if any), transfer agency and certain other agreements with GSAM and its affiliates. The MMLC Contract Review Committee provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of MMLC ’s other service providers, including the MMLC ’s custodian/accounting agent, sub-transfer agents, placement agent, professional (legal and accounting) firms and printing firms.

The MMLC Contract Review Committee had one formal meeting in 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, MMLC’s directors and executive officers and any persons holding more than 10% of MMLC’s shares are required to report their beneficial ownership and any changes therein to the SEC and to MMLC. Specific due dates for those reports have been established, and MMLC is required to report any failure to file such reports by those due dates. Based on MMLC’s review of filings with the SEC and written representations furnished to MMLC during 2019, the directors, executive officers and 10% beneficial owners filed all such reports within the specified time period.

Code of Ethics

MMLC has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and MMLC has also adopted GSAM’s Code of Ethics in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by MMLC. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained by electronic request to publicinfo@sec.gov.

Code of Business Conduct and Ethics

MMLC has adopted a Code of Business Conduct and Ethics which applies to, among others, MMLC’s Chief Executive Officer and Chief Financial Officer. MMLC intends to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form 8-K.

Director Charter

MMLC has adopted a Director Charter which applies to, among other things, the authority and duties of MMLC’s directors, composition of the MMLC Board and the election and role of the Chairman of the MMLC Board.

Compensation of Executive Officers

None of MMLC’s executive officers are currently compensated by MMLC. MMLC does not currently have any employees. MMLC’s day-to-day operations are managed by GSAM.

Compensation of Directors

For the year ended December 31, 2019, each Independent Director was compensated with a $125,000 annual fee for his or her services as a director. In addition, the Chair earned an annual fee of $25,000 and the director designated as “audit committee financial expert” received an additional $15,000 for their additional services in such capacities. The Independent Directors are also reimbursed for travel and other expenses incurred in connection with attending meetings.

In addition, MMLC purchases liability insurance on behalf of its directors. MMLC may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry.

	Total Compensation From MMLC for the Year Ended December 31, 2019 (4)	Total Compensation From the Goldman Sachs Fund Complex for the Year Ended December 31, 2019
Interested Director
Kaysie Uniacke (1)	—	—

Independent Directors
Carlos E. Evans	$125,000	$125,000
Richard A. Mark (2)	$140,000	$140,000
Timothy J. Leach (3)	$150,000	$150,000

(1)	Kaysie Uniacke is an interested director and, as such, does not receive compensation from MMLC or the Goldman Sachs Fund Complex for her service as director or trustee.
(2)	Includes compensation as audit committee financial expert.
(3)	Includes compensation as Chairperson of the MMLC Board.
(4)	MMLC does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from MMLC.

No compensation will be paid to directors who are “interested persons,” as that term is defined in the 1940 Act.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. MANAGEMENT AGREEMENTS

Management Agreements

MMLC Investment Management Agreement

The MMLC Investment Management Agreement was entered into as of January 13, 2017.

Management Services

Pursuant to the terms of the MMLC Investment Management Agreement between MMLC and GSAM, GSAM, subject to the overall supervision of the MMLC Board, manages MMLC’s day-to-day operations and provides investment advisory and management services to MMLC.

Subject to compliance with applicable law and published SEC guidance, nothing contained in the MMLC Investment Management Agreement in any way precludes, restricts or limits the activities of GSAM or any of its respective subsidiaries or affiliated parties.

Management Fee

The management fee is payable quarterly in arrears, equal to 0.375% (i.e., an annual rate of 1.50%) of MMLC’s average NAV (including uninvested cash and cash equivalents) at the end of the then-current quarter and the prior calendar quarter (and, in the case of MMLC’s first quarter, its NAV as of such quarter-end). The management fee for any partial quarter will be appropriately prorated. Following the occurrence (if any) of a listing, average gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the then-current quarter and the prior calendar quarter (and, in the case of MMLC’s first quarter-end following such event, its gross assets as of such quarter-end) will be used instead of average NAV to calculate the management fee.

Management fees are generally expected to be paid using available funds, in which case these payments will not reduce undrawn commitments. However, MMLC may drawdown undrawn commitments for management fees, and any such amounts contributed would reduce undrawn commitments.

For the three months ended March 31, 2020, management fees amounted to $3.50 million. As of March 31, 2020, $3.50 million remained payable. For the year ended December 31, 2019, management fees amounted to $13.67 million. For the year ended December 31, 2018, management fees amounted to $9.15 million.

Incentive Fee

The incentive fee consists of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee will be based on MMLC’s income and a portion will be based on MMLC’s capital gains, each as described below.

Quarterly Incentive Fee Based on Income

GSAM is entitled to receive the incentive fee based on income from MMLC if its Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” (as defined below) of 1.75%. For this purpose, the hurdle is computed by reference to MMLC’s NAV and does not take into account changes in the market price of MMLC’s common stock (if any). The incentive fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to MMLC’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the Initial Drawdown Date) (in either case, the “MMLC Trailing Twelve Quarters”). However, following the occurrence (if any) of a listing, the MMLC Trailing Twelve Quarters will be “reset” so as to include, as of the end of any quarter, the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the listing, rather than the number of quarters that have occurred since the Initial Drawdown Date).

The “hurdle amount” for the incentive fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by MMLC’s NAV at the beginning of each applicable calendar quarter comprising the relevant MMLC Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which will include all issuances by MMLC of shares of MMLC’s common stock) and distributions that occurred during the relevant MMLC Trailing Twelve Quarters. The incentive fee for any partial period will be appropriately prorated. For the portion of the incentive fee based on income, MMLC pays GSAM a quarterly incentive fee based on the amount by which (A) MMLC Ordinary Income in respect of the relevant MMLC Trailing Twelve Quarters exceeds (B) the hurdle amount for such MMLC Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such MMLC Trailing Twelve Quarters is referred to as the “MMLC Excess Income Amount.”

The incentive fee based on income for each quarter is determined as follows:

•	No incentive fee based on income is payable to GSAM for any calendar quarter for which there is no MMLC Excess Income Amount;

•

100% of the MMLC Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which MMLC refers to as the “MMLC Catch-up Amount,” determined as the sum of 2.0588% (or 2.1875% in the event of a listing) multiplied by MMLC’s NAV at the beginning of each applicable calendar quarter included in the relevant MMLC Trailing Twelve Quarters is included in the calculation of the incentive fee based on income; and

•

15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the MMLC Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the incentive fee based on income.

The amount of the incentive fee based on income that will be paid to GSAM for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant MMLC Trailing Twelve Quarters but will not exceed the MMLC Incentive Fee Cap (as described below, and will be subject to the limitations set forth in Section 205(b)(3) of the Advisers Act).

The incentive fee based on income that is paid to GSAM for a particular quarter is subject to the MMLC Incentive Fee Cap. The MMLC Incentive Fee Cap for any quarter is an amount equal to (a) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the MMLC Cumulative Net Return (as defined below) during the relevant MMLC Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant MMLC Trailing Twelve Quarters.

“MMLC Cumulative Net Return” means (x) the MMLC Ordinary Income in respect of the relevant MMLC Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant MMLC Trailing Twelve Quarters.

If, in any quarter, the MMLC Incentive Fee Cap is zero or a negative value, MMLC will pay no incentive fee based on income to GSAM for such quarter. If, in any quarter, the MMLC Incentive Fee Cap is a positive value but is less than the incentive fee based on income that is payable to GSAM for such quarter (before giving effect to the MMLC Incentive Fee Cap) calculated as described above, MMLC will pay an incentive fee based on income to GSAM equal to the MMLC Incentive Fee Cap for such quarter. If, in any quarter, the MMLC Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to

GSAM for such quarter (before giving effect to the MMLC Incentive Fee Cap) calculated as described above, MMLC will pay an incentive fee based on income to GSAM equal to the incentive fee calculated as described above for such quarter without regard to the MMLC Incentive Fee Cap. In certain limited circumstances, an incentive fee based on income will be payable to GSAM although MMLC’s net income for such quarter did not exceed the hurdle rate or the incentive fee will be higher than it would have been if calculated based on MMLC’s performance for the applicable quarter without taking into account the MMLC Trailing Twelve Quarters.

The following is a graphical representation of the calculation of the incentive fee based on income prior to a listing, if any:

Incentive Fee based on Income

Percentage of MMLC Ordinary Income comprising the incentive fee based on income

(expressed as an annualized rate(1) of return on the value of net assets as of the beginning of each of the quarters included in the MMLC Trailing Twelve Quarters)

(1)	The Incentive Fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the MMLC Incentive Fee Cap.

The following is a graphical representation of the calculation of the Incentive Fee based on income following a listing:

Incentive Fee based on Income

Percentage of MMLC Ordinary Income comprising the incentive fee based on income

(expressed as an annualized rate(1) of return on the value of net assets as of the beginning of each of the quarters included in the MMLC Trailing Twelve Quarters)

(1)	The incentive fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the MMLC Incentive Fee Cap.

Annual Incentive Fee Based on Capital Gains. The incentive fee based on capital gains is determined and paid annually in arrears at the end of each calendar year or, in the event of a listing, the date on which such event occurs. At the end of each calendar year (or the occurrence of a listing), MMLC will pay GSAM an incentive fee equal to (A) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the difference, if positive, of the sum of MMLC’s aggregate realized capital gains, if any, computed net of MMLC’s aggregate realized capital losses, if any, and MMLC’s aggregate unrealized capital depreciation, in each case from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) until the end of such calendar year or listing, as applicable, minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to GSAM from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) through the end of such calendar year or listing, as applicable. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A), above.

MMLC will accrue, but not pay, a portion of the incentive fee based on capital gains with respect to net unrealized appreciation. Under GAAP, MMLC is required to accrue an incentive fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the incentive fee based on capital gains, MMLC considers the cumulative aggregate unrealized capital appreciation in the calculation, since an incentive fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the MMLC Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then MMLC records a capital gains incentive fee equal to 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods (or, following the occurrence (if any) of a listing, in all prior periods beginning with the date on which such event occurs).

If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the avoidance of doubt, the following incentive fee examples reflect the calculation of actual payments of the incentive fee rather than accruals of the incentive fee.

Example of Calculation of the Incentive Fee based on Income Assumptions

Assumptions(1)

•	Quarter 1

¡	Net Asset Value at the start of Quarter 1 = $100.0 million

¡	Quarter 1 MMLC Ordinary Income = $6.0 million

¡	Quarter 1 Net Capital Gain = $1.0 million

¡	Quarter 1 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 1 MMLC Catch-up Amount = $2.06 million (calculated based on an annualized 8.24% rate)

•	Quarter 2

¡	Net Asset Value at the start of Quarter 2 = $100.0 million

¡	Quarter 2 MMLC Ordinary Income = $1.5 million

¡	Quarter 2 Net Capital Gain = $1.0 million

¡	Quarter 2 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 2 MMLC Catch-up Amount = $2.06 million (calculated based on an annualized 8.24% rate)

•	Quarter 3

¡	Net Asset Value at the start of Quarter 3 = $100.0 million

¡	Quarter 3 MMLC Ordinary Income = $2.0 million

¡	Quarter 3 Net Capital Loss = ($6.0) million

¡	Quarter 3 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 3 MMLC Catch-up Amount = $2.06 million (calculated based on an annualized 8.24% rate)

•	Quarter 4

¡	Net Asset Value at the start of Quarter 4 = $100.0 million

¡	Quarter 4 MMLC Ordinary Income = $3.5 million

¡	Quarter 4 Net Capital Gain = $3.0 million

¡	Quarter 4 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

¡	Quarter 4 MMLC Catch-up Amount = $2.06 million (calculated based on an annualized 8.24% rate)

(1)

For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters. The example is also based on the calculation prior to any listing.

Determination of Incentive Fee based on income

In Quarter 1, the MMLC Ordinary Income of $6.0 million exceeds the Hurdle Amount of $1.75 million and the Catch-up Amount of $2.06 million. There are no Net Capital Losses. As a result, an incentive fee based on income of approximately $901,000 ((100% of $310,000) + (15% of $3.94 million)) is payable to GSAM for Quarter 1.

In Quarter 2, the Quarter 2 MMLC Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $1.75 million, but the aggregate MMLC Ordinary Income for the MMLC Trailing Twelve Quarters of $7.5 million exceeds the aggregate Hurdle Amount for the MMLC Trailing Twelve Quarters of $3.5 million and the aggregate Catch-up Amount for the MMLC Trailing Twelve Quarters of $4.12 million. There are no Net Capital Losses. As a result, an incentive fee based on income of approximately $229,000 ($1.13 million ((100% of $620,000) + (15% of $3.38 million)) minus $901,000 paid in Quarter 1) is payable to GSAM for Quarter 2.

In Quarter 3, the aggregate MMLC Ordinary Income of the MMLC Trailing Twelve Quarters of $9.5 million exceeds the aggregate Hurdle Amount for the MMLC Trailing Twelve Quarters of $5.25 million and the aggregate Catch-up Amount for the MMLC Trailing Twelve Quarters of $6.18 million. However, there is an aggregate Net Capital Loss of ($4.0) million for the MMLC Trailing Twelve Quarters. As a result, the MMLC Incentive Fee Cap would apply. The MMLC Incentive Fee Cap equals $(305,000), calculated as follows:

(15% x ($9.5 million minus $4.0 million)) minus $1.13 million paid in Quarters 1 and 2. Because the MMLC Incentive Fee Cap is a negative value, there is no incentive fee based on income payable to GSAM for Quarter 3.

In Quarter 4, the aggregate MMLC Ordinary Income of the MMLC Trailing Twelve Quarters of $13.0 million exceeds the aggregate Hurdle Amount for the MMLC Trailing Twelve Quarters of $7.0 million and the aggregate Catch-up Amount for the MMLC Trailing Twelve Quarters of $8.24 million. The calculation of the incentive fee based on income would be approximately $820,000 ($1.95 million (100% of $1.24 million) + (15% of $4.76 million) minus $1.13 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of ($1.0) million for the MMLC Trailing Twelve Quarters. As a result, the MMLC Incentive Fee Cap would apply. The MMLC Incentive Fee Cap equals approximately $670,000 calculated as follows:

(15% x ($13.0 million minus $1.0 million)) minus $1.13 million. Because the MMLC Incentive Fee Cap is positive but less than the incentive fee based on income of approximately $820,000 calculated prior to applying the MMLC Incentive Fee Cap, an incentive fee based on income of approximately $670,000 is payable to GSAM for Quarter 4 applying the MMLC Incentive Fee Cap, an incentive fee based on income of $900,000 is payable to GSAM for Quarter 4.

For the three months ended March 31, 2020 and 2019, MMLC accrued incentive fees based on income of $0 and $5.97 million. As of March 31, 2020, no incentive fees remained payable. For the year ended December 31, 2019, MMLC incurred incentive fees based on income of $18.02 million. For the year ended December 31, 2018, MMLC incurred incentive fees based on income of $3.51 million.

Examples of Calculation of Incentive Fee based on Capital Gains

Assumptions(1)

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $30 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $27 million

•	Year 3: fair value of Investment B determined to be $29 million and Investment C sold for $30 million

•	Year 4: fair value of Investment B determined to be $40 million

(1)	The example is based on the calculation prior to any listing.

Determination of Incentive Fee based on capital gains

The incentive fee based on capital gains, if any, would be:

•	Year 1: None

•

Year 2: $750,000, the portion of the incentive fee based on capital gains equals (A) 15% of the difference, if positive, of the sum of MMLC’s aggregate realized capital gains, if any, computed net of MMLC’s aggregate realized capital losses, if any, and MMLC’s aggregate unrealized capital depreciation, if any, in each case from the Initial Drawdown Date until the end of the applicable calendar year or listing, as applicable, minus (B) the cumulative amount of incentive fees based on capital gains previously paid to GSAM from the Initial Drawdown Date.

Therefore, using the assumptions above, the incentive fee based on capital gains equals (A) 15% x ($10.0 million—$5.0 million) minus (B) $0.

Therefore, the incentive fee based on capital gains equals $750,000.

•	Year 3: $1.35 million, which is calculated as follows:

The incentive fee based on capital gains equals (A) 15% x ($15.0 million—$1.0 million) minus (B) $750,000.

Therefore, the incentive fee based on capital gains equals $1.35 million.

•	Year 4: $150,000, which is calculated as follows:

The incentive fee based on capital gains equals (x) (A) 15% x ($15.0 million—$0 million) minus (B) $2.1 million.

Therefore, the incentive fee based on capital gains equals $150,000.

For the three months ended March 31, 2020 and 2019, MMLC did not accrue or pay any incentive fees based on capital gains. For the year ended December 31, 2019, MMLC did not accrue incentive fees based on capital gains. For the year ended December 31, 2018, MMLC accrued an incentive fee based on capital gains under GAAP of $(0.08) million, for which none were realized.

Duration and Termination

The MMLC Investment Management Agreement will remain in full force and effect for two years initially and will continue for periods of one year thereafter but only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of MMLC’s Independent Directors and (b) by a vote of a majority of the MMLC Board or of a majority of MMLC’s outstanding voting securities, as defined in the 1940 Act. The MMLC Investment Management Agreement may, on 60 days’ written notice to the other party, be terminated in its entirety at any time without the payment of any penalty, by the MMLC Board, by vote of a majority of the outstanding voting securities of MMLC , or by the Investment Manager. The MMLC Investment Management Agreement also will automatically terminate in the event of its assignment (as defined in the 1940 Act).

Board Approval of the MMLC Investment Management Agreement

The MMLC Board approved the MMLC Investment Management Agreement at an in person meeting held on August 8, 2019. In its consideration of the approval of the MMLC Investment Management Agreement, the MMLC Board focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to MMLC by GSAM;

•	the contractual terms of the MMLC Investment Management Agreement, including the structure of the management fee and the incentive fee;

•	comparative data with respect to the advisory fees and other expenses paid by other externally managed BDCs with similar investment objectives and strategies;

•	information about the services performed and the personnel performing such services under the MMLC Investment Management Agreement;

•	comparative data with respect to MMLC’s investment performance and the performance of other BDCs with comparable investment objectives and strategies;

•	any existing and potential benefits to GSAM or its affiliates from its relationship with MMLC;

•	other potential benefits to MMLC as a result of its relationship with GSAM; and

•	such other matters as the MMLC Board determined were relevant to their consideration of the MMLC Investment Management Agreement.

In connection with their consideration of the renewal of the MMLC Investment Management Agreement, the MMLC Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the MMLC Board concluded, in the exercise of their business judgment, that the management fees paid by MMLC were reasonable in light of the services provided to MMLC by GSAM, GSAM’s costs, and MMLC’s current and reasonably foreseeable asset levels. The MMLC Board unanimously concluded that GSAM’s continued management likely would benefit MMLC and the MMLC stockholders and that the MMLC Investment Management Agreement should be approved and continued with respect to MMLC until August 8, 2020.

For the three months ended March 31, 2020, MMLC paid GSAM a total of $3.50 million in fees (excluding fees that are accrued but not paid) pursuant to the MMLC Investment Management Agreement, which consisted of $3.50 million in management fees and $0 in incentive fees. For the year ended December 31, 2019, MMLC paid GSAM a total of $31.16 million in fees (excluding fees that are accrued but not paid) pursuant to the MMLC Investment Management Agreement, which consisted of $ 13.04 million in management fees and $18.12 million in incentive fees. For the year ended December 31, 2018, MMLC paid GSAM a total of $7.80 million in fees (excluding fees that are accrued but not paid) pursuant to the MMLC Investment Management Agreement, which consisted of $7.80 million in Management Fees and no Incentive Fees. For the period from January 11, 2017 (commencement of operations) to December 31, 2017, MMLC paid GSAM a total of $1.74 million in fees (excluding fees that are accrued but not paid) pursuant to the MMLC Investment Management Agreement, which consisted of $1.74 million in management fees and no incentive fees.

Limitation of Liability of GSAM

The MMLC Investment Management Agreement provides that GSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by MMLC in connection with the matters to which the MMLC Investment Advisory Agreement relates, except a loss resulting from GSAM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by GSAM of its obligations and duties under the MMLC Investment Management Agreement. Any person, even though also employed by GSAM, who may be or become an employee of and paid by MMLC will be deemed, when acting within the scope of such employment, to be acting in such employment solely for MMLC and not as GSAM’s employee or agent. These protections may lead GSAM to act in a riskier manner when acting on MMLC’s behalf than it would when acting for its own account.

GSAM has not assumed any responsibility to MMLC other than to render the services described in the MMLC Investment Management Agreement, and it will not be responsible for any action of the MMLC Board in declining to follow GSAM’s advice or recommendations.

Organization of GSAM

GSAM is registered as an investment adviser under Advisers Act. The principal executive offices of GSAM are located at 200 West Street, New York, NY 10282.

Organizational and Operating Expenses

MMLC’s primary operating expenses include the payment of the management fee and the incentive fee to GSAM, legal and professional fees, interest, fees and other expenses of Financings and other operating and overhead related expenses. The management fee and incentive fee compensate GSAM for its work in identifying, evaluating, negotiating, closing and monitoring MMLC’s Investments. MMLC bears all other costs and expenses of its operations and transactions in accordance with the MMLC Investment Management Agreement and the MMLC Administration Agreement, including those relating to: (i) MMLC’s operational and organizational expenses; (ii) fees and expenses, including travel expenses, incurred by GSAM or payable to third parties related to MMLC’s Investments, including, among others, professional fees (including the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on Investments and prospective Investments; (iii) interest, fees and other expenses payable on Financings, if any, incurred by MMLC; (iv) fees and expenses incurred by MMLC in connection with membership in investment company organizations; (v) brokers’ commissions; (vi) fees and expenses associated with calculating MMLC’s NAV (including the costs and expenses of any Independent Valuation Advisor (as defined below)); (vii) legal, auditing or accounting expenses; (viii) taxes or governmental fees; (ix) the fees and expenses of the Administrator, transfer agent or sub-transfer agent; (x) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of the shares; (xi) the expenses of, and fees for, registering or qualifying common stock for sale, maintaining MMLC’s registration and qualifying and registering MMLC as a broker or a dealer; (xii) the fees and expenses of MMLC’s Independent Directors; (xiii) the cost of preparing and distributing reports, proxy statements and notices to holders of

MMLC’s equity interests, the SEC and other regulatory authorities;(xiv) costs of holding stockholder meetings; (xv) listing fees, if any, (xvi) the fees or disbursements of custodians of MMLC’s assets, including expenses incurred in the performance of any obligations enumerated by MMLC’s organizational documents insofar as they govern agreements with any such custodian; (xvii) insurance premiums; and (xviii) costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with MMLC’s business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of MMLC’s rights against any person and indemnification or contribution expenses payable by MMLC to any person and other extraordinary expenses not incurred in the ordinary course of MMLC’s business. GSAM is not be required to pay expenses of activities which are primarily intended to result in sales of common stock, including all costs and expenses associated with the preparation and distribution of the Offering Memorandum related to MMLC’s private offering and the Subscription Agreements (as defined in “—Formation Transactions and Private Offering ” above).

Administration Agreement

MMLC has entered into the MMLC Administration Agreement under which the Administrator is responsible for providing various accounting and administrative services to MMLC.

The MMLC Administration Agreement provides that the Administrator is not liable to MMLC for any damages or other losses arising out of the performance of its services thereunder except under certain circumstances, and contains provisions for the indemnification of the Administrator by MMLC against liabilities to other parties arising in connection with the performance of its services to MMLC.

MMLC pays the Administrator fees for its services as MMLC determines are commercially reasonable in its sole discretion. MMLC also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions.

MMLC is not obligated to retain its Administrator. The MMLC Administration Agreement may be terminated by either party without penalty upon 30 days’ written notice to the other party.

The terms of any administration agreement that MMLC may enter with any subsequent administrator may differ materially from the terms of the MMLC Administration Agreement with State Street Bank and Trust Company in effect prior to such retention, including, without limitation, providing for a fee structure that results in MMLC, directly or indirectly, bearing higher fees for similar services and other terms that are potentially less advantageous to MMLC. MMLC stockholders will not be entitled to receive prior notice of the engagement of an alternate administrator or of the terms of any agreement that is entered into with such administrator.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

Certain Relationships and Related Party Transactions

MMLC Investment Management Agreement

See “Goldman Sachs Middle Market Lending Corp. Management Agreements—MMLC Investment Management Agreement” for a description of the advisory and related services provided by GSAM pursuant to the MMLC Investment Management Agreement.

License Agreement

MMLC is party to a license agreement with an affiliate of Goldman Sachs, pursuant to which MMLC has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, MMLC will not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not MMLC’s investment adviser or if MMLC’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, MMLC has no legal right to the “Goldman Sachs” name.

Co-Investment Opportunities

MMLC has in the past co-invested, and in the future may co-invest, on a concurrent basis with other funds managed by GSAM and its affiliates, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or GSAM’s allocation procedures. Certain types of negotiated co-investments may be made only if MMLC receives an order from the SEC permitting MMLC to do so. On January 4, 2017, the SEC granted MMLC, PMMC and GSBD, as well as certain other funds managed by GSAM in the future, the exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief.

Transfer Agent Agreement

MMLC has entered into a transfer agency agreement (the “MMLC Transfer Agent Agreement”), with GS & Co., an affiliate of GSAM, pursuant to which GS & Co., serves as MMLC’s transfer agent, registrar and disbursing agent. MMLC pays GS & Co. fees at an annual rate of 0.12% of the average NAV of MMLC at the end of the then-current quarter and the prior calendar quarter (and, in the case of MMLC’s first quarter, MMLC’s NAV as of such quarter-end).

For the three months ended March 31, 2020 and 2019, MMLC incurred expenses for services provided by GS & Co. of $280,000 and $258,000. As of March 31, 2020, $280,000 remained payable. For the year ended December 31, 2019, MMLC paid GS & Co. a total of $1.04 million in fees pursuant to the MMLC Transfer Agent Agreement.

Placement Agent Agreements

MMLC has entered into an agreement with each of GS & Co. and Goldman Sachs International (each, a “Placement Agent” and, together with various sub-placement agents, the “Placement Agents”) pursuant to which the Placement Agents will assist MMLC in conducting private placement offerings. The Placement Agents have entered into or will enter into sub-placement agreements (together with the agreements with GS & Co. and Goldman Sachs International, the “Placement Agent Agreements”) with various sub-placement agents to assist in conducting the private placement offering. The Placement Agents are not expected to be compensated by MMLC for their services, but may charge investors a placement fee with respect to their investment in MMLC. The Placement Agents may also be compensated by GSAM, in its discretion, for certain services including promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services. These payments are made out of GSAM’s own resources and/or assets, including from the revenues or profits derived from the advisory fees GSAM receives from MMLC.

Related Party Transaction Review Policy

The MMLC Audit Committee will review any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to MMLC’s Code of Ethics. Each of MMLC’s directors and executive officers completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Proxy Voting by the Investment Adviser

GSAM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including MMLC, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by GSAM with respect to securities held by MMLC may benefit the interests of Goldman Sachs and Accounts other than MMLC.

Director Independence

For information regarding the independence of MMLC’s directors, see “Management of Goldman Sachs Middle Market Lending Corp. — Board of Directors and Executive Officers.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

As of August 3, 2020, there were 53,844,946.589 shares of MMLC Common Stock outstanding. The following table sets forth, as of August 3, 2020, certain ownership information with respect to shares of MMLC Common Stock for each of MMLC’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to MMLC to beneficially own 5% or more of the outstanding shares of MMLC’s common stock. Unless otherwise indicated, MMLC believes that each beneficial owner set forth in the table has sole voting and investment power over such common stock. The percentage ownership is based on 53,844,946.589 shares of common stock outstanding as of August 3, 2020.

Name and Address (1)	Type of Ownership	Number of Shares Owned(2)	Percentage	Estimated Pro Forma Percentage (3)
Beneficial owners of 5% or more
—	—	—	—	—

Interested Director
Kaysie Uniacke	Record/Beneficial	5,196	*	*

Independent Directors
Carlos E. Evans	Record/Beneficial	10,392	*	*
Richard A. Mark	Record/Beneficial	15,585	*	*
Timothy J. Leach	Record/Beneficial	15,588	*	*

Executive Officers
Brendan McGovern	Record/Beneficial	5,196	*	*
Jon Yoder	—	—	—	—
Jonathan Lamm	Record/Beneficial	2,598	*	*
Julien Yoo	—	—	—	—
David Yu	Record/Beneficial	1,299	*	*
Jordan Walter	—	—	—	—
Michael Mastropaolo	—	—	—	—
David Pessah	—	—	—	—
All officers and directors as a group (12 persons)	Record/Beneficial	55,854	*	*

(1)	The business address for each of our officers and directors is c/o Goldman Sachs Middle Market Lending Corp., 200 West Street New York, New York 10282.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(3)

Estimated Pro Forma Percentage assumes the conversion of 53,844,947 shares of MMLC Common Stock, which was the number of shares of MMLC Common Stock outstanding as of March 31, 2020, into 57,375,775 shares of GSBD Common Stock and 97,777,412 shares of GSBD Common Stock outstanding on a pro forma basis. See “Control Persons and Principal Stockholders of Goldman Sachs BDC, Inc.” for ownership information with respect to GSBD Common Stock held by each of the officers and directors of GSBD and MMLC.

*	Amount rounds to less than 1%.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets out the dollar range of MMLC’s equity securities beneficially owned by each of MMLC’s directors as of July 6, 2020. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in MMLC (1)(2)
Interested Director
Katherine (“Kaysie”) Uniacke	$50,001 – $100,000

Independent Directors
Carlos E. Evans	over $100,000
Timothy J. Leach	over $100,000
Richard A. Mark	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

The dollar range of equity securities of MMLC beneficially owned by directors of MMLC, if applicable, is calculated by multiplying the NAV per share of MMLC as of March 31, 2020, which was 17.08, times the number of shares beneficially owned.

DESCRIPTION OF CAPITAL STOCK OF GOLDMAN SACHS BDC, INC.

The following description is based on relevant portions of the DGCL and on GSBD’s certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and GSBD’s certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this joint proxy statement/prospectus, GSBD’s authorized stock consists of 200,000,000 shares GSBD Common Stock, and 1,000,000 shares of preferred stock, par value $0.001 per share. GSBD Common Stock is traded on the NYSE under the symbol “GSBD.” There are no outstanding options or warrants to purchase GSBD’s stock. Under Delaware law, GSBD stockholders will generally not be personally liable for its debts or obligations.

Unless the GSBD Board determines otherwise, GSBD will issue all shares of GSBD’s capital stock in uncertificated form.

The following table sets forth information on GSBD’s capital stock as of August 3, 2020:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by GSBD or for GSBD’s Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	200,000,000	—	40,448,044
Preferred Stock	1,000,000	—	—

Common Stock

All shares of GSBD Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be made or paid to the holders of GSBD Common Stock if, as and when declared by the GSBD Board out of funds legally available therefor, subject to the rights of holders of shares of any series of GSBD’s preferred stock then outstanding. Shares of GSBD Common Stock have no exchange, conversion or redemption rights. Shares of GSBD Common Stock are subject to the transfer restrictions set forth in GSBD’s certificate of incorporation, as described more fully below, as well as any restrictions on transfer arising under federal and state securities laws or by contract. Following the time at which the transfer restrictions contained in GSBD’s certificate of incorporation terminate, shares of GSBD Common Stock will be freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of GSBD’s liquidation, dissolution or winding up, each share of GSBD Common Stock would be entitled to share ratably in all of GSBD’s assets that are legally available for distribution after GSBD pays all debts and other liabilities and subject to any preferential rights of holders of shares of any series of its preferred stock then outstanding. Each share of GSBD Common Stock is entitled to one vote on all matters submitted to a vote of stockholders generally, including the election of directors elected by a vote of stockholders generally. Except as provided with respect to any other class or series of stock, including GSBD’s preferred stock, as more fully described below, the holders of GSBD Common Stock possess exclusive voting power. There is no cumulative voting in the election of the GSBD Board, which means that holders of a majority of the outstanding shares of GSBD’s capital stock entitled to vote in the election of such directors are entitled to elect that number of nominees equal to the number of directors to be elected by such holders, and holders of less than a majority of such shares will be unable to elect one or more specific directors for any available directorship. In addition, holders of GSBD Common Stock may participate in GSBD’s dividend reinvestment plan.

Assuming approval of the GSBD Charter Amendment Proposal and the MMLC Charter Amendment Proposal, the Amended and Restated GSBD Charter will provide that following the Closing, without the prior consent of the GSBD Board, an Affected Stockholder will not be able to transfer or sell:

•	any shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 90 days following the Filing Date;

•	two-thirds of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GSBD Common Stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

Any purported transfer by an Affected Stockholder in violation of these Transfer Restrictions under the Amended and Restated GSBD Charter would have no force or effect. The Transfer Restrictions under the Amended and Restated Charter will apply only to the Affected Stockholders, and will not apply to shares of GSBD Common Stock acquired by any other stockholder, whether prior to or following the Closing.

Preferred Stock

GSBD’s certificate of incorporation authorizes the GSBD Board to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each series of preferred stock, the GSBD Board will be required by Delaware law and by GSBD’s certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of GSBD’s preferred stock. Thus, to the extent permitted by the 1940 Act, the GSBD Board could authorize the issuance of shares of a series of GSBD’s preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of GSBD Common Stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to GSBD Common Stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of GSBD’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act), including any outstanding perpetual preferred stock, voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

Provisions of the DGCL and GSBD’s Certificate of Incorporation and Bylaws

Limitation on Liability of Directors; Indemnification and Advancement of Expenses

The indemnification of GSBD’s officers and directors is governed by Section 145 of the DGCL and GSBD’s certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers GSBD to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of GSBD) by reason of the fact that the person is or was a director, officer, employee or agent of GSBD, or is or was serving at the request of GSBD as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of GSBD and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers GSBD to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of GSBD to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of GSBD, or is or was serving at the request of GSBD as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of GSBD, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to GSBD unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of GSBD has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by GSBD only if it is consistent with the 1940 Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes GSBD to pay expenses (including attorneys’ fees) incurred by an officer or director of GSBD in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by GSBD as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of GSBD, or persons serving at the request of GSBD as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as GSBD deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes GSBD to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of

GSBD as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether GSBD would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows GSBD to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of GSBD to GSBD or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to GSBD or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. GSBD’s certificate of incorporation will provide that GSBD’s directors will not be liable to GSBD or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

GSBD’s certificate of incorporation requires GSBD to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom GSBD may indemnify under that section. GSBD’s certificate of incorporation also provides that expenses incurred by GSBD’s officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under GSBD’s certificate of incorporation will be paid in advance of the final disposition of the action, suit or proceeding. However, any indemnification or payment or reimbursement of expenses made pursuant to such provisions of GSBD’s certificate of incorporation will be subject to the applicable requirements of the 1940 Act. In addition, GSBD’s bylaws provide that, except for certain proceedings initiated by its directors or officers, GSBD must indemnify, and advance expenses to, its current and former directors and officers to the fullest extent permitted by the DGCL, but provide that any indemnification or reimbursement of expenses thereunder is subject to the applicable requirements of the 1940 Act.

Delaware Anti-Takeover Law

The DGCL contains, and GSBD’s certificate of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire GSBD by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of GSBD to negotiate first with the GSBD Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of GSBD stockholders. GSBD believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

GSBD has elected in its certificate of incorporation not to be subject to Section 203 of the DGCL, an antitakeover law. However, GSBD’s certificate of incorporation contains provisions that, at any point in time in which GSBD Common Stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, have the same effect as Section 203, except that it exempts Group Inc. and its affiliates, and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party, from the effect of those provisions. In general, these provisions will prohibit GSBD from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the GSBD Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of GSBD outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers of GSBD; or

•

at or subsequent the such time the business combination is approved by the GSBD Board and authorized at a meeting of stockholders, and not by written consent, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

These provisions define “business combination” to include the following:

•	any merger or consolidation involving GSBD or any direct or indirect majority-owned subsidiary of GSBD with the interested stockholder;

•

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, of 10% or more of either the aggregate market value of all the assets of GSBD or the aggregate market value of all the outstanding stock of GSBD; subject to certain exceptions, any transaction that results in the issuance or transfer by GSBD or by any direct or indirect majority-owned subsidiary of GSBD of any stock of GSBD or of such subsidiary to the interested stockholder;

•

any transaction involving GSBD or any direct or indirect majority-owned subsidiary of GSBD that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series (or securities convertible into the stock of any class or series) of GSBD or of any such subsidiary owned by the interested stockholder, except as to immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

•

the receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of GSBD), of any loans, advances, guarantees, pledges or other financial benefits provided by or through GSBD or any direct or indirect majority-owned subsidiary.

In general, these provisions define an “interested stockholder” as any entity or person that is the beneficial owner of 15% or more of GSBD’s outstanding voting stock or is an affiliate or associate of GSBD and was the beneficial owner of 15% or more of GSBD’s outstanding voting stock at any time within the three-year period immediately prior to the relevant date, and the affiliates or associates of any such entity or person, but Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party are excluded from the definition of interested stockholder.

These provisions could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire GSBD.

Election of Directors

GSBD’s bylaws provide that, unless otherwise provided in its certificate of incorporation (including with respect to the special rights of holders of one or more series of GSBD’s preferred stock to elect directors), GSBD’s directors are elected by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote thereon present in person or by proxy at a meeting of stockholders called for the purpose of electing directors. Under GSBD’s certificate of incorporation, the GSBD Board has the power to amend GSBD’s bylaws, including the provisions specifying the vote required to elect directors. Under Section 216 of the DGCL, however, a bylaw amendment adopted by stockholders which specifies the votes that will be necessary for the election of directors will not be further amended or repealed by the GSBD Board.

Classified Board of Directors

Under GSBD’s certificate of incorporation, subject to the special right of the holders of one or more series of preferred stock to elect additional preferred directors, GSBD’s directors are divided into three classes of directors, serving staggered three-year terms, with the term of office of directors in only one of the three classes expiring each year. As a result, one-third of such directors will then be elected each year. A classified board may render a change in control of GSBD or removal of GSBD’s incumbent management more difficult. GSBD believes, however, that, the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of GSBD’s management and policies.

Number of Directors; Removal; Vacancies

GSBD’s certificate of incorporation provides that, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, the total number of directors is fixed from time to time exclusively pursuant to a resolution adopted by the GSBD Board. Under the DGCL, unless the certificate of incorporation provides otherwise (which GSBD’s certificate of incorporation does not), directors on a classified board may be removed only for cause. GSBD’s certificate of incorporation provides that GSBD’s directors are divided into classes serving staggered three-year terms and such directors may only be removed for cause, and only upon the affirmative vote of holders of at least two-thirds of the outstanding shares entitled to vote generally in the election of directors. Under GSBD’s certificate of incorporation, subject to the applicable requirements of the 1940 Act and the rights of the holders of one or more series of preferred stock, any vacancy on the GSBD Board resulting from the death, resignation, retirement, removal or disqualification of a director or other cause, or any vacancy resulting from an increase in the number of directors, may be filled only by vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director; provided that when the holders of any class or series of GSBD’s stock are entitled under the certificate of incorporation to elect directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected. Any such limitations on the ability of GSBD stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of GSBD.

Action by Stockholders

GSBD’s certificate of incorporation provides that GSBD stockholders are only able to take action at an annual or special meeting of stockholders and may not take action by written consent of stockholders in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

GSBD’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the GSBD Board and the proposal of other business to be considered by stockholders may be made only (1) by or at the direction of the GSBD Board (or a duly authorized committee thereof), (2) pursuant to GSBD’s notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. For any nomination or business proposal to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide GSBD with certain information. Generally, to be timely, a stockholder’s notice must be received at GSBD’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. GSBD’s bylaws specify requirements as to the form and content of any such stockholder’s notice. GSBD’s bylaws also allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. GSBD’s bylaws further provide that nominations of persons for election to the GSBD Board at a special meeting may be made only by or at the direction of the GSBD Board, and provided that the GSBD Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give GSBD advance notice of nominations and other business is to afford the GSBD Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the GSBD Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although GSBD’s bylaws do not give the GSBD Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to GSBD and GSBD stockholders.

Stockholder Meetings

GSBD’s certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the GSBD Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of GSBD’s outstanding voting securities.

Calling of Special Meetings of Stockholders

GSBD’s certificate of incorporation and bylaws provide that special meetings of stockholders may be called by the GSBD Board, the chairman of the GSBD Board and GSBD’s chief executive officer, and not by any other person.

Amendments to the Certificate of Incorporation and Bylaws

Section 242 of the DGCL generally provides any amendment to the certificate of incorporation must be approved and declared advisable by the GSBD Board and adopted by the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to vote thereon, and by a majority of the outstanding stock of each class entitled to vote thereon as a class. Section 109 of the DGCL provides that, after a corporation has received payment for its capital stock, the power to adopt, amend or repeal the bylaws will be in the stockholders entitled to vote, but any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. GSBD’s certificate of incorporation provides the GSBD Board with such power. The DGCL provides that the certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL. GSBD’s certificate of incorporation provides that the following provisions, among others, may be amended by GSBD stockholders only by a vote of at least two-thirds of the outstanding shares of GSBD’s capital stock entitled to vote thereon:

•	the provisions regarding the classification of the GSBD Board;

•	the provisions specifying the percentage of votes required to remove directors for cause;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the calling of special meetings;

•	the provisions regarding the number of directors and filling vacancies on the GSBD Board and newly created directorships;

•	the provision requiring a supermajority vote to amend GSBD’s bylaws;

•	the limitation of directors’ personal liability to GSBD or GSBD stockholders for breach of fiduciary duty as a director;

•	the provisions regarding indemnification and advancement of expenses under GSBD’s certificate of incorporation;

•	the provision regarding restrictions on business combinations with interested stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

GSBD’s bylaws generally are able to be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the outstanding shares of GSBD’s capital stock entitled to vote thereon.

Conflict with 1940 Act

GSBD’s bylaws provide that, if and to the extent that any provision of the DGCL or any provision of GSBD’s certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF CAPITAL STOCK OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The following description is based on relevant portions of the DGCL and on MMLC’s certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and MMLC’s certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this joint proxy statement/prospectus, MMLC’s authorized stock consists of 200,000,000 shares of MMLC Common Stock, and 1,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase MMLC’s stock. Under Delaware law, MMLC stockholders will generally not be personally liable for its debts or obligations.

Unless the MMLC Board determines otherwise, MMLC will issue all shares of MMLC’s capital stock in uncertificated form.

The following table sets forth information on MMLC’s capital stock as of August 3, 2020:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by MMLC or for MMLC’s Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	200,000,000	—	53,844,946.589
Preferred Stock	1,000,000	—	—

Common Stock

All shares of MMLC Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be made or paid to the holders of MMLC Common Stock if, as and when declared by the MMLC Board out of funds legally available therefor, subject to the rights of holders of shares of any series of MMLC’s preferred stock then outstanding. Shares of MMLC Common Stock have no exchange, conversion or redemption rights. Shares of MMLC Common Stock are subject to the transfer restrictions set forth in MMLC’s certificate of incorporation, as described more fully below, as well as any restrictions on transfer arising under federal and state securities laws or by contract. Following the time at which the transfer restrictions contained in MMLC’s certificate of incorporation terminate, shares of MMLC Common Stock will be freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of MMLC’s liquidation, dissolution or winding up, each share of MMLC Common Stock would be entitled to share ratably in all of MMLC’s assets that are legally available for distribution after MMLC pays all debts and other liabilities and subject to any preferential rights of holders of shares of any series of its preferred stock then outstanding. Each share of MMLC Common Stock is entitled to one vote on all matters submitted to a vote of stockholders generally, including the election of directors elected by a vote of stockholders generally. Except as provided with respect to any other class or series of stock, including MMLC’s preferred stock, as more fully described below, the holders of MMLC Common Stock possess exclusive voting power. There is no cumulative voting in the election of the MMLC Board, which means that holders of a majority of the outstanding shares of MMLC’s capital stock entitled to vote in the election of such directors are entitled to elect that number of nominees equal to the number of directors to be elected by such holders, and holders of less than a majority of such shares will be unable to elect one or more specific directors for any available directorship. In addition, holders of MMLC Common Stock may participate in MMLC’s dividend reinvestment plan.

Preferred Stock

MMLC’s certificate of incorporation authorizes the MMLC Board to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each series of preferred stock, the MMLC Board will be required by Delaware law and by MMLC’s certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of MMLC’s preferred stock. Thus, to the extent permitted by the 1940 Act, the MMLC Board could authorize the issuance of shares of a series of MMLC’s preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of MMLC Common Stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to MMLC Common Stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of MMLC’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act), including any outstanding perpetual preferred stock, voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

Provisions of the DGCL and MMLC’s Certificate of Incorporation and Bylaws

Limitation on Liability of Directors; Indemnification and Advancement of Expenses

The indemnification of MMLC’s officers and directors is governed by Section 145 of the DGCL and MMLC’s certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers MMLC to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of MMLC) by reason of the fact that the person is or was a director, officer, employee or agent of MMLC, or is or was serving at the request of MMLC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of MMLC and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers MMLC to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of MMLC to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of MMLC, or is or was serving at the request of MMLC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of MMLC, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to MMLC unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of MMLC has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by MMLC only if it is consistent with the 1940 Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes MMLC to pay expenses (including attorneys’ fees) incurred by an officer or director of MMLC in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by MMLC as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of MMLC, or persons serving at the request of MMLC as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as MMLC deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes MMLC to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of MMLC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether MMLC would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows MMLC to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of MMLC to MMLC or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to MMLC or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. MMLC’s certificate of incorporation will provide that MMLC’s directors will not be liable to MMLC or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

MMLC’s certificate of incorporation requires MMLC to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom MMLC may indemnify under that section. MMLC’s certificate of incorporation also provides that expenses incurred by MMLC’s officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under MMLC’s certificate of incorporation will be paid in advance of the final disposition of the action, suit or proceeding. However, any indemnification or payment or reimbursement of expenses made pursuant to such provisions of MMLC’s certificate of incorporation will be subject to the applicable requirements of the 1940 Act. In addition, MMLC’s bylaws provide that, except for certain proceedings initiated by its directors or officers, MMLC must indemnify, and advance expenses to, its current and former directors and officers to the fullest extent permitted by the DGCL, but provide that any indemnification or reimbursement of expenses thereunder is subject to the applicable requirements of the 1940 Act.

Delaware Anti-Takeover Law

The DGCL contains, and MMLC’s certificate of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire MMLC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of MMLC to negotiate first with the MMLC Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of MMLC stockholders. MMLC believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

MMLC has elected in its certificate of incorporation not to be subject to Section 203 of the DGCL, an antitakeover law. However, MMLC’s certificate of incorporation contains provisions that, at any point in time in which MMLC Common Stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, have the same effect as Section 203, except that it exempts Group Inc. and its affiliates, and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party, from the effect of those provisions. In general, these provisions will prohibit MMLC from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the MMLC Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of MMLC outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers of MMLC; or

•

at or subsequent to such time as the business combination is approved by the MMLC Board and authorized at a meeting of stockholders, and not by written consent, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

These provisions define “business combination” to include the following:

•	any merger or consolidation involving MMLC or any direct or indirect majority-owned subsidiary of MMLC with the interested stockholder;

•

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, of 10% or more of either the aggregate market value of all the assets of MMLC or the aggregate market value of all the outstanding stock of MMLC; subject to certain exceptions, any transaction that results in the issuance or transfer by MMLC or by any direct or indirect majority-owned subsidiary of MMLC of any stock of MMLC or of such subsidiary to the interested stockholder;

•

any transaction involving MMLC or any direct or indirect majority-owned subsidiary of MMLC that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series (or securities convertible into the stock of any class or series) of MMLC or of any such subsidiary owned by the interested stockholder, except as to immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

•

the receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of MMLC), of any loans, advances, guarantees, pledges or other financial benefits provided by or through MMLC or any direct or indirect majority-owned subsidiary.

In general, these provisions define an “interested stockholder” as any entity or person that is the beneficial owner of 15% or more of MMLC’s outstanding voting stock or is an affiliate or associate of MMLC and was the beneficial owner of 15% or more of MMLC’s outstanding voting stock at any time within the three-year period immediately prior to the relevant date, and the affiliates or associates of any such entity or person, but Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party are excluded from the definition of interested stockholder.

These provisions could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire MMLC.

Election of Directors

MMLC’s bylaws provide that, unless otherwise provided in its certificate of incorporation (including with respect to the special rights of holders of one or more series of MMLC’s preferred stock to elect directors), MMLC’s directors are elected by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote thereon present in person or by proxy at a meeting of stockholders called for the purpose of electing directors. Under MMLC’s certificate of incorporation, the MMLC Board has the power to amend MMLC’s bylaws, including the provisions specifying the vote required to elect directors. Under Section 216 of the DGCL, however, a bylaw amendment adopted by stockholders which specifies the votes that will be necessary for the election of directors will not be further amended or repealed by the MMLC Board.

Classified Board of Directors

Under MMLC’s certificate of incorporation, subject to the special right of the holders of one or more series of preferred stock to elect additional preferred directors, MMLC’s directors are divided into three classes of directors, serving staggered three-year terms, with the term of office of directors in only one of the three classes expiring each year. As a result, one-third of such directors will then be elected each year. A classified board may render a change in control of MMLC or removal of MMLC’s incumbent management more difficult. MMLC believes, however, that, the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of MMLC’s management and policies.

Number of Directors; Removal; Vacancies

MMLC’s certificate of incorporation provides that, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, the total number of directors is fixed from time to time exclusively pursuant to a resolution adopted by the MMLC Board. Under the DGCL, unless the certificate of incorporation provides otherwise (which MMLC’s certificate of incorporation does not), directors on a classified board may be removed only for cause. MMLC’s certificate of incorporation provides that MMLC’s directors are divided into classes serving staggered three-year terms and such directors may only be removed for cause, and only upon the affirmative vote of holders of at least two-thirds of the outstanding shares entitled to vote generally in the election of directors. Under MMLC’s certificate of incorporation, subject to the applicable requirements of the 1940 Act and the rights of the holders of one or more series of preferred stock, any vacancy on the MMLC Board resulting from the death, resignation, retirement, removal or disqualification of a director or other cause, or any vacancy resulting from an increase in the number of directors, may be filled only by vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director; provided that when the holders of any class or series of MMLC’s stock are entitled under the certificate of incorporation to elect directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected. Any such limitations on the ability of MMLC stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of MMLC.

Action by Stockholders

MMLC’s certificate of incorporation provides that MMLC stockholders are only able to take action at an annual or special meeting of stockholders and may not take action by written consent of stockholders in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

MMLC’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the MMLC Board and the proposal of other business to be considered by stockholders may be made only (1) by or at the direction of the MMLC Board (or a duly authorized committee thereof), (2) pursuant to MMLC’s notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. For any nomination or business proposal to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide MMLC with certain information. Generally, to be timely, a stockholder’s notice must be received at MMLC’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. MMLC’s bylaws specify requirements as to the form and content of any such stockholder’s notice. MMLC’s bylaws also allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. MMLC’s bylaws further provide that nominations of persons for election to the MMLC Board at a special meeting may be made only by or at the direction of the MMLC Board, and provided that the MMLC Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give MMLC advance notice of nominations and other business is to afford the MMLC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the MMLC Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although MMLC’s bylaws do not give the MMLC Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to MMLC and MMLC stockholders.

Stockholder Meetings

MMLC’s certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the MMLC Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of MMLC’s outstanding voting securities.

Calling of Special Meetings of Stockholders

MMLC’s certificate of incorporation and bylaws provide that special meetings of stockholders may be called by the MMLC Board, the chairman of the MMLC Board and MMLC’s chief executive officer, and not by any other person.

Amendments to the Certificate of Incorporation and Bylaws

Section 242 of the DGCL generally provides any amendment to the certificate of incorporation must be approved and declared advisable by the MMLC Board and adopted by the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to vote thereon, and by a majority of the outstanding stock of each class entitled to vote thereon as a class. Section 109 of the DGCL provides that, after a corporation has received payment for its capital stock, the power to adopt, amend or repeal the bylaws will be in the stockholders entitled to vote, but any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. MMLC’s certificate of incorporation provides the MMLC Board with such power. The DGCL provides that the certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL. MMLC’s certificate of incorporation provides that the following provisions, among others, may be amended by MMLC stockholders only by a vote of at least two-thirds of the outstanding shares of MMLC’s capital stock entitled to vote thereon:

•	the provisions regarding the classification of the MMLC Board;

•	the provisions specifying the percentage of votes required to remove directors for cause;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the calling of special meetings;

•	the provisions regarding the number of directors and filling vacancies on the MMLC Board and newly created directorships;

•	the provision requiring a supermajority vote to amend MMLC’s bylaws;

•	the limitation of directors’ personal liability to MMLC or MMLC stockholders for breach of fiduciary duty as a director;

•	the provisions regarding indemnification and advancement of expenses under MMLC’s certificate of incorporation;

•	the provision regarding restrictions on business combinations with interested stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

MMLC’s bylaws generally are able to be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the outstanding shares of MMLC’s capital stock entitled to vote thereon.

Conflict with 1940 Act

MMLC’s bylaws provide that, if and to the extent that any provision of the DGCL or any provision of MMLC’s certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

GOLDMAN SACHS BDC, INC. DIVIDEND REINVESTMENT PLAN

GSBD has adopted a dividend reinvestment plan, pursuant to which GSBD will reinvest all cash distributions declared by the GSBD Board on behalf of investors who do not elect to receive their cash distributions in cash as provided below. As a result, if the GSBD Board declares a cash distribution, then GSBD stockholders who have not elected (or have not previously been deemed to have elected) to “opt out” of GSBD’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of GSBD Common Stock as described below. GSBD intends to continue to pay quarterly distributions to GSBD stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by the GSBD Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that GSBD will be able to declare such distributions in future periods.

Each registered stockholder may elect to have distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by Computershare Trust Company, N.A., as the plan agent, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan agent maintains all participants’ accounts in the plan and furnishes written confirmation of all transactions in the accounts. Shares in the account of each participant are held by the plan agent on behalf of the participant in book entry form in the plan agent’s name or the plan agent’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions in cash by notifying their broker or nominee of their election.

The shares are acquired by the plan agent for the participants’ accounts either (i) through newly issued shares or (ii) by purchase of outstanding shares on the open market. If, on the payment date for any distribution, the most recently computed NAV per share as of the dividend payment date is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the plan agent is required to pay) (such condition often referred to as a “premium”), the plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to a participant’s account will be determined by dividing the dollar amount of the distribution by the most recently computed NAV per share as of the dividend payment date; provided that, if the most recently computed NAV per share as of the dividend payment date is less than or equal to 95% of the closing market price on the dividend payment date, the dollar amount of the distribution will be divided by 95% of the closing market price per share on the dividend payment date. If on the dividend payment date, the most recently computed NAV per share as of that date is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the plan agent will invest the dividend amount in shares acquired on behalf of the participants by purchasing shares on the open market. Such open market purchases will continue on each successive business day until the entire dividend amount has been invested pursuant to open market purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the open market purchases have not been completed by the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner, the plan agent will cease making open market purchases and will invest the entire uninvested portion of the dividend amount in newly issued common stock in the manner contemplated above.

Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the plan agent will determine. Shares purchased in open market transactions by the plan agent will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market with respect to any such distribution. The number of shares of GSBD Common Stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of GSBD stockholders have been tabulated.

If a participant elects by telephone, Internet, or written notice to the plan agent to have the plan agent sell all or a part of his or her shares and remit the proceeds to the participant, the plan agent will process all sale instructions received no later than five business days after the date on which the order is received. Such sale will be made through the plan agent’s broker on the relevant market and the sales price will not be determined until such time as the broker completes the sale. In each case, the price to each participant will be the weighted average sales price obtained by the plan agent’s broker net of fees for each aggregate order placed by the plan agent and executed by the broker.

The plan agent’s fees for the handling of the reinvestment of distributions will be paid by GSBD. However, each participant will pay a per share fee (currently $0.05) incurred in connection with open market purchases. If a participant elects by telephone, Internet, or written notice to the plan agent to have the plan agent sell all or a part of his or her shares and remit the proceeds to the participant, the plan agent is authorized to deduct a $15 sales fee per trade and a per share fee of $0.12 from such proceeds. All per share fees include any applicable brokerage commissions the plan agent is required to pay.

Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty. Participants may terminate their accounts under the plan by notifying the plan agent by telephone, Internet, or written notice prior to the distribution record date. Such termination will be effective immediately if received by the plan agent prior to a distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. The plan agent seeks to process termination notices received after the dividend record date but before the dividend payment date prior to such dividend payment date to the extent practicable but may in its sole discretion reinvest the participant’s dividends in common stock, as described above. If such dividends are reinvested, the plan agent will process the late termination notice as soon as practicable, but in no event later than five business days after the reinvestment is completed.

A stockholder who does not opt out of the dividend reinvestment plan will generally be subject to the same U.S. federal, state and local tax consequences as a stockholder who elects to receive its distributions in cash, and, for this purpose, a stockholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the stockholder would have received if it had elected to receive the distribution in cash. If GSBD issues additional shares with a fair market value equal to or greater than NAV, however, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Because a stockholder that participates in the dividend reinvestment plan will not actually receive any cash, such a stockholder will not have such cash available to pay any applicable taxes on the deemed distribution. A stockholder that participates in the dividend reinvestment plan and thus is treated as having invested in additional shares of GSBD’s stock will have a basis in such additional shares of stock equal to the total dollar amount treated as a distribution for U.S. federal income tax purposes. The stockholder’s holding period for such stock will commence on the day following the day on which the shares are credited to the stockholder’s account. Stockholders that participate in the dividend reinvestment plan will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the plan, participants should consult with their own tax advisers.

GSBD reserves the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by GSBD. There is no direct transaction fee to participants with regard to purchases in the plan; however, GSBD reserves the right to amend the plan to include a transaction fee payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by GSBD.

All correspondence concerning the plan should be directed to the plan agent at Computershare Trust Company, N.A, P.O. Box 505000, Louisville, KY 40233, with overnight correspondence being directed to the plan agent at Computershare Trust Company, N.A, 462 South 4th Street, Suite 1600, Louisville, KY 40202; by calling 855-807-2742; or through the plan agent’s website at www.computershare.com/investor. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the dividend reinvestment plan to their broker or nominee.

COMPARISON OF GSBD AND MMLC STOCKHOLDER RIGHTS

The following is a summary of the material differences between the rights of GSBD and MMLC stockholders. The following discussion is not intended to be complete and is qualified by reference to GSBD’s certificate of incorporation and bylaws, MMLC’s certificate of incorporation and bylaws, and the DGCL. These documents are incorporated by reference in this joint proxy statement/prospectus and will be sent to stockholders of GSBD and MMLC upon request. See “Where You Can Find More Information.”

MMLC and GSBD are Delaware corporations subject to the DGCL. MMLC stockholders have different rights before and after a listing of the MMLC Common Stock. The rights of a MMLC stockholder following listing of the MMLC Common Stock will be substantially similar to those of GSBD, with the following exceptions:

	Rights of MMLC Stockholders Prior to a listing of the MMLC Common Stock	Rights of MMLC Stockholder Following a listing of the MMLC Common Stock	Rights of GSBD Stockholders
Capital Calls; Borrowings	For so long as an investor has an undrawn capital commitment to purchase shares of MMLC Common Stock pursuant to a subscription agreement under which such investor has agreed to purchase shares of MMLC Common Stock, such investor will be required to purchase shares of MMLC Common Stock each time MMLC delivers a drawdown notice to the investor.	Not applicable. MMLC’s certificate of incorporation provides that the provisions relating to capital calls will cease to have effect upon the occurrence of certain events including a listing and a merger with another entity, including an affiliated entity. In addition, all of the capital commitments were called prior to the expiration of the Investment Period, on March 29, 2020.	Not applicable.

Number of Directors; Classification of Directors	MMLC’s certificate of incorporation provides that the number of directors will be set exclusively by the affirmative vote of a majority of the MMLC Board, except to the extent that holders of MMLC Preferred Stock elect Additional Preferred Directors (as defined in the MMLC certificate of incorporation), in which case the then otherwise total authorized number

The provisions of MMLC’s certificate of incorporation relating to the number of directors, do not change following a listing.

Following a listing, the MMLC board will be divided into three classes and each class will consist, as nearly as possible, of one-third of the total number of directors.

GSBD’s certificate of incorporation provides that the number of directors will be set exclusively by the affirmative vote of a majority of the GSBD Board, except to the extent that holders of GSBD Preferred Stock elect Additional Preferred Directors (as defined in the GSBD certificate of incorporation), in which case the then otherwise total

	Rights of MMLC Stockholders Prior to a listing of the MMLC Common Stock	Rights of MMLC Stockholder Following a listing of the MMLC Common Stock	Rights of GSBD Stockholders
of directors of MMLC will automatically be increased by the number of such Additional Preferred Directors. Currently, the MMLC Board consists of four directors serving as a single class.

authorized number of directors of GBSD will automatically be increased by the number of such Additional Preferred Directors. Currently, the GSBD Board consists of five directors, divided into three classes, with each class consisting, as nearly as possible, of one-third of the total directors.

Following the Merger, the GSBD Board will expand the size of the GSBD Board to eight directors and will appoint the members of the MMLC Board as of the date hereof who are also members of the MMLC Board as of the Closing Date to the GSBD Board.

Transfer Restrictions	Prior to a listing, shares of MMLC Common Stock may only be transferred with MMLC’s consent.	Following a listing and IPO, purchasers of shares of MMLC Common Stock prior to such IPO and listing, will not be able to transfers such shares without MMLC’s consent until a date to be determined by MMLC, which may be a significant amount of time after the consummation of the IPO and listing.

Currently, none. However, if the GSBD Charter Amendment Proposal and the MMLC Charter Amendment Proposal are approved, under the Amended and Restated GSBD Charter,

during the Restricted Period, a stockholder that acquired shares of GSBD Common Stock pursuant to the Merger, may not Transfer such shares of GSBD Common Stock unless such Transfers is approved by the GSBD Board and made in accordance with applicable securities and other laws. The “Restricted Period” is 90 days after the Filing Date for all of the shares of GSBD Common Stock acquired by a stockholder in

Rights of MMLC Stockholders Prior to a listing of the MMLC Common Stock	Rights of MMLC Stockholder Following a listing of the MMLC Common Stock	Rights of GSBD Stockholders
connection with the Merger Agreement, 180 days after the Filing Date for two-thirds of the shares of GSBD Common Stock acquired by a stockholder in connection with the Merger Agreement and 270 days after the Filing Date for one-third of the shares of GSBD Common Stock acquired by a stockholder in connection with the Merger Agreement.

REGULATION

GSBD has elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that GSBD may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of GSBD’s outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the vote: (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of such company, whichever is less.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to GSBD Common Stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of GSBD’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the 1940 Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

GSBD may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, GSBD may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined under the Securities Act. GSBD may purchase or otherwise receive warrants, which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, GSBD may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances. GSBD does not intend to acquire securities issued by any investment company whereby GSBD’s investment would exceed the limits imposed by the 1940 Act. Under these limits, GSBD generally cannot (1) acquire more than 3% of the total outstanding voting stock of any registered investment company, (2) invest more than 5% of the value of GSBD’s total assets in the securities of one registered investment company or (3) invest more than 10% of the value of GSBD’s total assets in the securities of registered investment companies in general. These limitations do not apply where GSBD acquires interests in a money market fund as long as GSBD does not pay a sales charge or service fee in connection with the purchase. With respect to the portion of GSBD’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject GSBD stockholders to additional expenses. None of GSBD’s policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the 1940 Act.

Private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to certain of the limits under the 1940 Act noted above. Specifically, such private funds may not acquire directly or through a controlled entity more than 3% of GSBD’s total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act are also subject to the restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in GSBD’s securities. As a result, certain investors would be required to hold a smaller position in GSBD’s shares than if they were not subject to such restrictions.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets (not including certain assets specified in the 1940 Act) represent at least 70% of GSBD’s total assets. The principal categories of qualifying assets relevant to GSBD’s proposed business are the following:

1.

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding thirteen months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules and regulations as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

o	is organized under the laws of, and has its principal place of business in, the United States;

o	is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

o	satisfies any of the following:

◾

does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding common equity of less than $250 million;

◾	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

◾	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

2.	Securities of any eligible portfolio company that GSBD controls.

3.

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and GSBD already owns at least 60% of the outstanding equity of the eligible portfolio company.

5.

Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC does not make available significant managerial assistance solely in this fashion). Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, GSBD’s investments may consist of cash, cash items (such as money market funds), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which GSBD refers to, collectively, as temporary investments, so that 70% of GSBD’s assets are qualifying assets. GSBD may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as GSBD, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. GSBD’s leverage restrictions may limit the proportion of GSBD’s assets that may be invested in such repurchase agreements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.—Key Components of Operations—Leverage.” Further, if more than 25% of GSBD’s total assets constitute repurchase agreements from a single counterparty, GSBD would generally not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, GSBD does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GSAM will monitor the creditworthiness of the counterparties with which GSBD enters into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, GSBD is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to GSBD Common Stock if its asset coverage ratio, as defined under the 1940 Act, is at least equal to 200%, or 150% if certain requirements are met, immediately after each such issuance. The SBCAA modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs to 150%, subject to certain approval and disclosure requirements. On June 15, 2018, GSBD stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, GSBD is now permitted to borrow amounts such that GSBD’s asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. In addition, except in limited circumstances, while any indebtedness and senior securities remain outstanding, GSBD must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or stock unless GSBD meets the applicable asset coverage ratios at the time of the distribution or repurchase. GSBD may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. A loan is presumed to be made for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed to not be for temporary purposes.

Code of Ethics

GSBD has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and GSBD has also approved GSAM’s Code of Ethics that it adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by GSBD. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained by electronic request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures

GSBD has delegated the voting of portfolio securities to GSAM. For client accounts for which GSAM has voting discretion, GSAM has adopted the Proxy Voting Policy for the voting of proxies. Under the Proxy Voting Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly traded equities, GSAM has developed the Guidelines that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to assure that it continues to be consistent with GSAM’s guiding principles. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

GSAM has retained the Proxy Service, currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including operational, recordkeeping, and reporting services. The Proxy Service also prepares a Recommendation of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is GSAM’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, GSAM’s Portfolio Management Teams may, on certain proxy votes, seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM conducts periodic due diligence meetings with the Proxy Service which include a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that GSAM makes on behalf of a client account and to help assure that such decisions are made in accordance with GSAM’s fiduciary obligations to its clients. These policies and procedures include GSAM’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between GSAM and other Goldman Sachs’ businesses. Notwithstanding such proxy voting policies and procedures, actual proxy voting decision of GSAM may have the effect of benefitting the interest of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that GSAM believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by GSAM based on its assessment of the particular transactions or other matters at issue.

GSBD stockholders may obtain information about proxy voting in GSBD’s annual proxy statement filed on Schedule 14A with the SEC. Proxies are available upon request to GSBD or by visiting the SEC’s website at www.sec.gov. Requests to GSBD should be addressed to:

GOLDMAN SACHS BDC, INC.

71 S WACKER DRIVE

SUITE 500

CHICAGO, IL 60606

Privacy Principles

The following information is provided to help investors understand what personal information GSBD collects, how GSBD protects that information and why, in certain cases, GSBD may share information with select other parties.

GSBD generally will not receive any nonpublic personal information relating to stockholders who purchase GSBD Common Stock. GSBD may collect nonpublic personal information regarding its existing investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between GSBD and individual investors. GSBD may share information that GSBD collects regarding an investor with its affiliates and the employees of such affiliates for everyday business purposes, for example, to service the investor’s accounts and, unless an investor opts out, provide the investor with information about other products and services offered by GSBD or GSBD’s affiliates that may be of interest to the investor. In addition, GSBD may disclose information that GSBD collects regarding investors to third parties who are not affiliated with GSBD (i) as authorized by GSBD’s investors in investor subscription agreements or GSBD’s organizational documents; (ii) as required by applicable law or in connection with a properly authorized legal or regulatory investigation, subpoena or summons, or to respond to judicial process or government regulatory authorities having property jurisdiction; (iii) as required to fulfill investor instructions; or (iv) as otherwise permitted by applicable law to perform support services for investor accounts or process investor transactions with GSBD or GSBD’s affiliates.

Any party not affiliated with GSBD that receives nonpublic personal information relating to investors from GSBD is required to adhere to confidentiality agreements and to maintain appropriate safeguards to protect your information. Additionally, for officers, employees and agents of ours and GSBD’s affiliates, access to such information is restricted to those who need such access to provide services to GSBD and investors. GSBD maintains physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

Other

GSBD may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the members of the GSBD Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by BDCs with affiliates to prohibit “joint” transactions among entities that share a common investment adviser or under common control with GSAM. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, GSBD will be unable to invest in any issuer in which another client sponsored or managed by GSAM has previously invested, including GS PMMC and MMLC. On January 4, 2017, the SEC granted GS PMMC, MMLC and GSBD, as well as certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives investment team, in the future, exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief. As a result of the exemptive relief, there could be significant overlap in GSBD’s portfolio and the investment portfolios of the other GS BDCs and/or other funds established by the GSAM Credit Alternatives Team that are able to rely on the order.

As a BDC, the SEC will periodically examine GSBD for compliance with the 1940 Act.

GSBD is required to provide and maintain a bond issued by a reputable fidelity insurance company, to protect against larceny and embezzlement, covering each of GSBD’s officers and employees, who may singly, or jointly with others, have access to GSBD’s securities or funds. Furthermore, as a BDC, GSBD is prohibited from protecting any director, officer, investment adviser or underwriter against any liability to GSBD or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

GSBD and GSAM are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders.

Many of these requirements affect GSBD. For example:

•	GSBD’s principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in its periodic reports;

•	GSBD’s periodic reports must disclose the conclusions of its principal executive and principal financial officers about the effectiveness of its disclosure controls and procedures;

•

GSBD’s management must prepare an annual report regarding its assessment of its internal control over financial reporting, which must be audited by its independent registered public accounting firm; and

•

GSBD’s periodic reports must disclose whether there were any changes in its internal controls over financing reporting that has materially affected, or is reasonably likely to materially affect, its internal controls over financial reporting.

The Sarbanes-Oxley Act requires GSBD to review its policies and procedures to determine whether GSBD complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. GSBD will continue to monitor its compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that GSBD is in compliance therewith.

Compliance with Listing Requirements

GSBD’s common stock is listed on the NYSE under the symbol “GSBD.” As a listed company on the NYSE, GSBD is subject to various listing standards including corporate governance listing standards. GSBD believes it is in compliance with these rules.

Compliance with the Bank Holding Company Act

As a BHC and FHC, the activities of Group Inc. and its affiliates are subject to certain restrictions imposed by the BHCA, and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal Reserve Board. Because Group Inc. may be deemed to “control” GSBD within the meaning of the BHCA, restrictions under the BHCA could apply to GSBD as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve Board, may restrict GSBD’s investments, transactions and operations and may restrict the transactions and relationships between GSAM, Group Inc. and their affiliates, on the one hand, and GSBD on the other hand. For example, the BHCA regulations applicable to Group Inc. and GSBD may, among other things, restrict GSBD’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of GSBD’s investments and restrict GSBD’s and GSAM’s ability to participate in the management and operations of the companies in which GSBD invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Group Inc. and its affiliates (including GSAM) for client and proprietary accounts may need to be aggregated with positions held by GSBD. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require GSBD to limit and/or liquidate certain investments. Additionally, Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting GSBD and/or GSAM in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Goldman Sachs, GSBD or other funds and accounts managed by GSAM and its affiliates. In addition, Goldman Sachs may cease in the future to qualify as a FHC, which may subject GSBD to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and GSBD, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on GSBD.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF GOLDMAN SACHS BDC, INC. AND GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

GSBD’s securities are held by State Street pursuant to a custody agreement. The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111, telephone: (617) 786-3000. Computershare Trust Company, N.A. serves as GSBD’s transfer agent, distribution paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is 250 Royall Street, Canton, Massachusetts 02021, telephone: (781) 575-2000.

MMLC’s securities are held by State Street pursuant to a custody agreement. The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111, telephone: (617) 786-3000. GS & Co. serves as MMLC’s transfer agent, distribution paying agent and registrar. The principal business address of GS & Co. is 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, telephone: (312) 655-4702.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since GSBD will acquire and dispose of many of its investments in privately negotiated transactions, many of the transactions that GSBD engages in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by its board of directors, GSAM will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of GSBD’s portfolio transactions and the allocation of brokerage commissions. GSAM does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for GSBD under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GSAM generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GSAM may select a broker based upon brokerage or research services provided to GSAM and GSBD and any other clients. In return for such services, GSBD may pay a higher commission than other brokers would charge if GSAM determines in good faith that such commission is reasonable in relation to the services provided.

GSBD has not paid any brokerage commissions during the three most recent fiscal years.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for GSBD by Dechert LLP, Boston, Massachusetts, and for MMLC by Eversheds Sutherland (US) LLP, Washington, D.C.

EXPERTS

The financial statements of Goldman Sachs BDC, Inc. as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2019 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Goldman Sachs Middle Market Lending Corp. as of December 31, 2019 and 2018 and for each of the two years in the period ended December 31, 2019 and for the period from January 11,

2017 (commencement of operations) to December 31, 2017 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER MATTERS

GSBD

The GSBD Board knows of no other matter that is likely to come before the GSBD Special Meeting or that may properly come before the GSBD Special Meeting, apart from the consideration of an adjournment or postponement.

If there does not appear to be enough votes for a quorum or to approve the proposals at the GSBD Special Meeting, the chairman of the GSBD Special Meeting or the holders of a majority of the votes entitled to be cast by the GSBD stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the GSBD Special Meeting from time to time without notice other than announcement at the GSBD Special Meeting. Jonathan Lamm and Joseph McClain are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

GSBD currently intends to hold the GSBD Special Meeting in person. However, GSBD is actively monitoring developments in connection with the coronavirus (COVID-19) pandemic and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the GSBD Special Meeting in person, GSBD will announce alternative arrangements for the meeting as promptly as possible, which may include holding the GSBD Special Meeting solely as a virtual meeting by means of a live webcast. If the GSBD Special Meeting will be held solely through a virtual meeting format, GSBD will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which GSBD’s proxy materials are available at www.proxyvote.com, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which GSBD’s proxy materials are available at www.proxyvote.com for updated information. GSBD encourages you to vote your shares at the GSBD Special Meeting.

MMLC

The MMLC Board knows of no other matter that is likely to come before the MMLC Special Meeting or that may properly come before the MMLC Special Meeting, apart from the consideration of an adjournment or postponement.

If there does not appear to be enough votes for a quorum or to approve the proposals at the MMLC Special Meeting, the chairman of the MMLC Special Meeting or the holders of a majority of the votes entitled to be cast by the MMLC stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the MMLC Special Meeting from time to time without notice other than announcement at the MMLC Special Meeting. Jonathan Lamm and Joseph McClain are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

MMLC currently intends to hold the MMLC Special Meeting in person. However, MMLC is actively monitoring developments in connection with the coronavirus (COVID-19) pandemic and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the MMLC Special Meeting in person, MMLC will announce alternative arrangements for the meeting as promptly as possible, which may include holding the MMLC Special Meeting solely as a virtual meeting by means of a live webcast. If the MMLC Special Meeting will be held solely through a virtual meeting format, MMLC will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which MMLC’s proxy materials are available at www.proxyvote.com, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which MMLC’s proxy materials are available at www.proxyvote.com for updated information. MMLC encourages you to vote your shares at the MMLC Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS

If (i) you are a member of a household in which multiple GSBD stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this joint proxy statement/prospectus, unless your broker or bank previously received contrary instructions from a GSBD stockholder in your household. If you are part of a household that has received only one copy of this joint proxy statement/prospectus, GSBD will deliver promptly a separate copy of this joint proxy statement/prospectus to you upon written or oral request. To receive a separate copy of this joint proxy statement/prospectus, please contact GSBD by calling (toll-free) (312) 655-4702 or by mail to Goldman Sachs Shareholder Services’ office at Goldman Sachs BDC, Inc., 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: AI Shareholder Services. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

If (i) you are a member of a household in which multiple MMLC stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this joint proxy statement/prospectus, unless your broker or bank previously received contrary instructions from a MMLC stockholder in your household. If you are part of a household that has received only one copy of this joint proxy statement/prospectus, the MMLC will deliver promptly a separate copy of this joint proxy statement/prospectus to you upon written or oral request. To receive a separate copy of this joint proxy statement/prospectus, please contact MMLC by calling (toll-free) (312) 655-4702 or by mail to Goldman Sachs Shareholder Services’ office at Goldman Sachs Middle Market Lending Corp., 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: AI Shareholder Services. If your shares are held with an Authorized Institution and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

WHERE YOU CAN FIND MORE INFORMATION

GSBD has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about GSBD and the securities being offered by this document.

Each of GSBD and MMLC file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information GSBD and MMLC file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

GSBD maintains a website at www.goldmansachsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on its website is not incorporated into this joint proxy statement/prospectus, and you should not consider information on its website to be part of this joint proxy statement/prospectus. You may also obtain such information by contacting GSBD in writing at 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: AI Shareholder Services.

INDEX TO FINANCIAL STATEMENTS

Page

Goldman Sachs BDC, Inc. Financial Statements for the three months ended March 31, 2020 and 2019
Consolidated statements of Assets and Liabilities as of March 31, 2020 (Unaudited) and December 31, 2019	F-2
Consolidated statements of Operations for the three months ended March 31, 2020 (Unaudited) and 2019 (Unaudited)	F-3
Consolidated statements of Changes in Net Assets for the three months ended March 31, 2020 (Unaudited) and 2019 (Unaudited)	F-4
Consolidated statements of Cash Flows for the three months ended March 31, 2020 (Unaudited) and 2019 (Unaudited)	F-5
Consolidated Schedules of Investments as of March 31, 2020 (Unaudited) and December 31, 2019	F-6
Notes to Consolidated Financial Statements (Unaudited)	F-27

Goldman Sachs BDC, Inc. Financial Statements for the fiscal years ended December 31, 2019, 2018 and 2017
Management’s Report on Internal Control over Financial Reporting	F-57
Report of Independent Registered Public Accounting Firm	F-58
Consolidated Statements of Assets and Liabilities as of December 31, 2019 and 2018	F-61
Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017	F-62
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2019, 2018 and 2017	F-63
Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017	F-64
Consolidated Schedules of Investments as of December 31, 2019 and 2018	F-65
Notes to Consolidated Financial Statements	F-85

Goldman Sachs Middle Market Lending Corp. Financial Statements for the three months ended March 31, 2020 and 2019
Consolidated statements of Assets and Liabilities as of March 31, 2020 (Unaudited) and December 31, 2019	F-122
Consolidated statements of Operations for the three months ended March 31, 2020 (Unaudited) and 2019 (Unaudited)	F-123
Consolidated statements of Changes in Net Assets for the three months ended March 31, 2020 (Unaudited) and 2019 (Unaudited)	F-124
Consolidated statements of Cash Flows for the three months ended March 31, 2020 (Unaudited) and 2019 (Unaudited)	F-125
Consolidated Schedules of Investments as of March 31, 2020 (Unaudited) and December 31, 2019	F-126
Notes to Consolidated Financial Statements (Unaudited)	F-144

Goldman Sachs Middle Market Lending Corp. Financial Statements for the fiscal years ended December 31, 2019 and 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017

Report of Independent Registered Public Accounting Firm	F-169
Consolidated Statements of Assets and Liabilities as of December 31, 2019 and 2018	F-170
Consolidated Statements of Operations for the years ended December 31, 2019 and 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-171
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2019 and 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-172
Consolidated Statements of Cash Flows for the years ended December 31, 2019 and 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-173
Consolidated Schedules of Investments as of December 31, 2019 and 2018	F-174
Notes to Consolidated Financial Statements	F-189

Goldman Sachs BDC, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	March 31, 2020 (Unaudited)	December 31, 2019
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,382,391 and $1,338,268)	$1,269,212	$1,298,133
Non-controlled affiliated investments (cost of $83,509 and $83,460)	86,422	82,580
Controlled affiliated investments (cost of $85,092 and $88,119)	67,113	73,539
Investments in affiliated money market fund (cost of $64,306 and $—)	64,306	—
Cash	22,047	9,409
Receivable for investments sold	6,648	93
Unrealized appreciation on foreign currency forward contracts	114	32
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	6,583	5,702
Deferred financing costs	8,950	4,427
Deferred offering costs	—	276
Other assets	2,079	1,084

Total assets	$1,533,474	$1,475,275

Liabilities
Debt (net of debt issuance costs of $9,726 and $3,680)	$908,071	$769,727
Interest and other debt expenses payable	7,203	2,304
Management fees payable	3,006	3,653
Incentive fees payable	—	1,850
Distribution payable	18,181	18,165
Directors’ fees payable	139	—
Accrued offering costs	—	28
Accrued expenses and other liabilities	2,015	3,423

Total liabilities	$938,615	$799,150

Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 40,401,637 and 40,367,071 shares issued and outstanding as of March 31, 2020 and December 31, 2019)	40	40
Paid-in capital in excess of par	778,827	778,132
Distributable earnings	(182,587)	(100,626)
Allocated income tax expense	(1,421)	(1,421)

TOTAL NET ASSETS	$594,859	$676,125

TOTAL LIABILITIES AND NET ASSETS	$1,533,474	$1,475,275

Net asset value per share	$14.72	$16.75

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$29,515	$31,569
Payment-in-kind	614	302
Other income	247	651

Total investment income from non-controlled/non-affiliated investments	30,376	32,522
From non-controlled affiliated investments:
Interest income	665	618
Payment-in-kind	190	369
Dividend income	5	32
Other income	5	11

Total investment income from non-controlled affiliated investments	865	1,030
From controlled affiliated investments:
Payment-in-kind	426	535
Interest income	305	—
Dividend income	—	2,450

Total investment income from controlled affiliated investments	731	2,985

Total investment income	$31,972	$36,537

Expenses:
Interest and other debt expenses	$8,894	$8,453
Management fees	3,666	3,536
Incentive fees	—	493
Professional fees	714	642
Administration, custodian and transfer agent fees	241	240
Directors’ fees	139	113
Other expenses	372	336

Total expenses	$14,026	$13,813

Fee waiver	(660)	—

Net expenses	$13,366	$13,813

NET INVESTMENT INCOME BEFORE TAXES	$18,606	$22,724

Income tax expense, including excise tax	$427	$439

NET INVESTMENT INCOME AFTER TAXES	$18,179	$22,285

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$(5,434)	$(24,722)
Controlled affiliated investments	(4,704)	—
Foreign currency forward contracts	28	18
Foreign currency transactions	5	(6)
Net change in unrealized appreciation (depreciation) from:
Non controlled/non-affiliated investments	(73,044)	7,206
Non-controlled affiliated investments	3,793	(2,756)
Controlled affiliated investments	(3,399)	(894)
Foreign currency forward contracts	82	78
Foreign currency translations	615	802

Net realized and unrealized gains (losses)	$(82,058)	$(20,274)

(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	99	204

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(63,780)	$2,215

Weighted average shares outstanding	40,396,319	40,261,057
Net investment income per share (basic and diluted)	$0.45	$0.55
Earnings (loss) per share (basic and diluted)	$(1.58)	$0.06

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Net assets at beginning of period	$676,125	$709,892
Increase (decrease) in net assets resulting from operations:
Net investment income	$18,179	$22,285
Net realized gain (loss)	(10,105)	(24,710)
Net change in unrealized appreciation (depreciation)	(71,953)	4,436
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	99	204

Net increase (decrease) in net assets resulting from operations	$(63,780)	$2,215

Distributions to stockholders from:
Distributable earnings	$(18,181)	$(18,120)

Total distributions to stockholders	$(18,181)	$(18,120)

Capital transactions:
Reinvestment of stockholder distributions	695	759

Net increase (decrease) in net assets resulting from capital transactions	$695	$759

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(81,266)	$(15,146)

Net assets at end of period	$594,859	$694,746

Distributions declared per share	$0.45	$0.45

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$(63,780)	$2,215
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(99,268)	(126,114)
Payment-in-kind interest capitalized	(903)	(937)
Investments in affiliated money market fund, net	(64,306)	—
Proceeds from sales of investments and principal repayments	50,323	79,048
Net realized (gain) loss on investments	10,140	24,722
Net change in unrealized (appreciation) depreciation on investments	72,650	(3,556)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	(62)	(71)
Amortization of premium and accretion of discount, net	(1,437)	(2,816)
Amortization of deferred financing and debt issuance costs	891	638
Amortization of original issue discount on convertible notes	110	104
Change in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	(6,555)	35
(Increase) decrease in interest and dividends receivable	(881)	(1,759)
(Increase) decrease in other assets	(995)	25
Increase (decrease) in interest and other debt expenses payable	3,685	1,574
Increase (decrease) in management fees payable	(647)	102
Increase (decrease) in incentive fees payable	(1,850)	493
Increase (decrease) in directors’ fees payable	139	113
Increase (decrease) in accrued expenses and other liabilities	(1,408)	(1,085)

Net cash provided by (used for) operating activities	$(104,154)	$(27,269)

Cash flows from financing activities:
Distributions paid	$(17,470)	$(17,343)
Deferred financing and debt issuance costs paid	(10,108)	(494)
Borrowings on debt	553,066	130,891
Repayments of debt	(408,676)	(86,000)

Net cash provided by (used for) financing activities	$116,812	$27,054

Net increase (decrease) in cash	12,658	(215)
Effect of foreign exchange rate changes on cash and cash equivalents	(20)	(7)
Cash, beginning of period	9,409	6,113

Cash, end of period	$22,047	$5,891

Supplemental and non-cash activities
Interest expense paid	$4,209	$5,765
Accrued but unpaid excise tax expense	$622	$625
Accrued but unpaid deferred financing and debt issuance costs	$1,214	$—
Accrued but unpaid offering costs	$—	$2
Accrued but unpaid distributions	$18,181	$18,120
Reinvestment of stockholder distributions	$695	$759
Exchange of investments	$33,524	$35,230

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
1st Lien/Senior Secured Debt * # – 180.63%
3SI Security Systems, Inc.(1)	Commercial Services & Supplies	6.75%	L + 5.75%; 1.00% Floor	06/16/2023	$14,736	$14,618	$14,183
A Place For Mom, Inc.	Diversified Consumer Services	4.75%	L + 3.75%; 1.00% Floor	08/10/2024	8,820	8,813	7,497
Accuity Delivery Systems, LLC^ (1) (2)	Health Care Providers & Services	8.00%	L + 7.00%; 1.00% Floor	06/13/2023	10,170	9,959	10,272
Acquia, Inc.(1) (2)	Software	8.58%	L + 7.00%; 1.00% Floor	10/31/2025	12,364	12,130	11,746
Acquia, Inc.(1) (2) (3)	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,322	(25)	(66)
Animal Supply Holdings, LLC^^ (1) (4)	Distributors	11.78%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	02/22/2022	3,894	3,869	3,641
Ansira Partners, Inc.	Professional Services	7.36%	L + 5.75%; 1.00% Floor	12/20/2022	4,566	4,543	4,018
Ansira Partners, Inc.(3)	Professional Services	6.98%	L + 5.75%; 1.00% Floor	12/20/2022	281	184	152
Apptio, Inc.(1) (2)	IT Services	8.25%	L + 7.25%; 1.00% Floor	01/10/2025	32,702	32,149	31,803
Apptio, Inc.(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	2,225	(36)	(61)
Associations, Inc.(1) (2)	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	13,650	13,523	12,660
Associations, Inc.(1) (2) (3)	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,995	2,117	1,928
Associations, Inc.(1) (2)	Real Estate Management & Development	8.00%	L + 6.00%; 1.00% Floor	07/30/2024	587	581	544
ATX Networks Corp.	Communications Equipment	8.45%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	7,303	7,285	5,697
ATX Networks Corp.	Communications Equipment	8.45%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	464	460	362
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.25%	L + 5.00%; 1.00% Floor	09/11/2023	7,150	7,095	5,506
Barbri, Inc.	Diversified Consumer Services	5.77%	L + 4.25%; 1.00% Floor	12/01/2023	6,243	6,223	5,119
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	Hotels, Restaurants & Leisure	7.20%	L + 5.75%; 1.00% Floor	08/19/2025	6,193	6,136	5,899
Brillio, LLC(1) (2)	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	4,486	4,448	4,239
Brillio, LLC(1) (2) (3)	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	1,510	755	672
Bullhorn, Inc.(1) (2)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	10,967	10,814	10,474
Bullhorn, Inc.(1) (2)	Professional Services	6.50%	L + 5.50%; 1.00% Floor	10/01/2025	545	538	521
Bullhorn, Inc.(1) (2)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	181	179	173
Bullhorn, Inc.(1) (2) (3)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	727	126	104
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.19%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,379	11,922
Businessolver.com, Inc.(1) (2)	Health Care Technology	8.50%	L + 7.50%; 1.00% Floor	05/15/2023	11,175	10,955	10,616
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.15%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	1,855	1,788
Businessolver.com, Inc.(1) (2) (3)	Health Care Technology		L + 7.50%; 1.00% Floor	05/15/2023	1,569	(20)	(78)
CFS Management, LLC (dba Center for Sight Management)(1) (2)	Health Care Providers & Services	7.34%	L + 5.75%; 1.00% Floor	07/01/2024	4,785	4,743	4,558

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	$1,418	$(12)	$(67)
Chronicle Bidco Inc. (dba Lexitas)(1) (2)	Professional Services	7.45%	L + 5.75%; 1.00% Floor	11/14/2025	6,983	6,850	6,738
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	Professional Services	7.38%	L + 5.75%; 1.00% Floor	11/14/2025	2,936	1,540	1,481
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	880	(17)	(31)
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,797	8,611
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	6,602	6,510	6,387
ConnectWise, LLC(1) (2)	IT Services	7.07%	L + 6.00%; 1.00% Floor	02/28/2025	13,532	13,276	12,551
ConnectWise, LLC(1) (2) (3)	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	1,036	(19)	(75)
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	Real Estate Management & Development	9.09%	L + 7.50%; 1.50% Floor	08/30/2024	21,200	20,816	18,020
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	Real Estate Management & Development	9.24%	L + 7.50%; 1.50% Floor	08/30/2024	6,220	3,148	2,301
CorePower Yoga LLC(2)	Diversified Consumer Services	5.47%	L + 4.50%	05/14/2025	9,939	9,809	8,945
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.50%	05/14/2025	158	(2)	(16)
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.75%	05/14/2025	678	(9)	(68)
CST Buyer Company (dba Intoxalock)(2)	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	12,311	12,163	10,464
CST Buyer Company (dba Intoxalock) (2) (3)	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	876	515	394
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	3,795	3,783	3,662
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	3,589	3,577	3,463
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.00%	P + 3.75%; 1.00% Floor	06/30/2022	1,079	1,076	1,041
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€15,975	18,349	17,443
Diligent Corporation(1) (2)	Professional Services	6.93%	L + 5.50%; 1.00% Floor	04/14/2022	3,821	3,791	3,783
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	1,472	1,460	1,457
Diligent Corporation(1) (2) (3)	Professional Services	6.92%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	1,125	1,131
Diligent Corporation(1) (2)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	04/14/2022	505	501	500
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	245	242	242
Diligent Corporation(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	4,268	(33)	(43)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
DocuTAP, Inc.(1) (2)	Health Care Technology	6.50%	L + 5.50%; 1.00% Floor	05/12/2025	$24,033	$23,505	$23,012
E2open, LLC(1) (2)	Software	7.36%	L + 5.75%; 1.00% Floor	11/26/2024	16,219	16,075	15,489
Elemica Parent, Inc.(1) (2)	Chemicals	6.39%	L + 5.50%	09/18/2025	2,898	2,831	2,681
Elemica Parent, Inc.(1) (2) (3)	Chemicals	6.68%	L + 5.50%	09/18/2025	380	270	250
Elemica Parent, Inc.(1) (2) (3)	Chemicals		L + 5.50%	09/18/2025	560	(6)	(42)
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	7.71%	L + 6.25%; 1.00% Floor	09/25/2024	22,030	21,725	19,387
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	7.63%	L + 6.25%; 1.00% Floor	09/25/2023	1,300	1,284	1,144
Eptam Plastics, Ltd.(1) (2)	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	4,300	4,238	4,117
Eptam Plastics, Ltd.(1) (2)	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	915	902	876
Eptam Plastics, Ltd.(1) (2) (3)	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	1,830	(13)	(78)
Fenergo Finance 3 Limited(1) (2) (5)	Diversified Financial Services	7.70%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,404	18,699
Fenergo Finance 3 Limited(1) (2) (3) (5)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(15)	(56)
Fenergo Finance 3 Limited(1) (2) (3) (5)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(23)	(79)
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	4,438	4,369	4,182
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	887	873	836
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	561	552	528
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	587	388	363
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	6.86%	L + 5.50%; 1.00% Floor	09/04/2024	9,728	9,576	9,242
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2024	5,071	4,990	4,818
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.71%	L + 5.50%; 1.00% Floor	09/04/2024	4,865	4,798	4,622
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2023	2,000	1,972	1,900
GH Holding Company (dba Grace Hill)(1)	Real Estate Management & Development	5.49%	L + 4.50%	02/28/2023	7,350	7,327	7,019

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
GI Revelation Acquisition LLC (dba Consilio)	IT Services	5.99%	L + 5.00%	04/16/2025	$4,670	$4,652	$3,596
GK Holdings, Inc. (dba Global Knowledge)	IT Services	7.45%	L + 6.00%; 1.00% Floor	01/20/2021	8,527	8,518	5,799
GlobalTranz Enterprises, Inc.(2)	Road & Rail	5.93%	L + 5.00%	05/15/2026	7,662	7,523	5,421
Governmentjobs.com, Inc. (dba NeoGov)(1) (2)	Software	8.24%	L + 6.50%; 1.00% Floor	02/05/2026	18,305	17,946	17,893
Governmentjobs.com, Inc. (dba NeoGov)(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	02/05/2026	2,441	(48)	(55)
Granicus, Inc.(2)	Software	5.75%	L + 4.75%; 1.00% Floor	09/07/2022	9,921	9,847	9,326
Halo Branded Solutions, Inc.	Commercial Services & Supplies	5.50%	L + 4.50%; 1.00% Floor	06/30/2025	6,474	6,421	5,179
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2)	Hotels, Restaurants & Leisure	8.20%	L + 6.75%; 1.00% Floor	07/09/2025	23,157	22,845	20,841
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2) (3)	Hotels, Restaurants & Leisure	7.75%	L + 6.75%; 1.00% Floor	07/09/2025	1,883	1,058	894
Hygiena Borrower LLC	Life Sciences Tools & Services	5.45%	L + 4.00%; 1.00% Floor	08/26/2022	12,489	12,408	11,864
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	715	(3)	(36)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,313	(10)	(66)
iCIMS, Inc.(1) (2)	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,425	28,475
iCIMS, Inc.(1) (2)	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	5,506	5,409	5,244
iCIMS, Inc.(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(28)	(89)
Infinity Sales Group(1)	Media	11.96%	L + 10.50%; 1.00% Floor	11/23/2022	25,579	25,579	26,218
Instructure Holdings(2)	Diversified Consumer Services	8.21%	L + 7.00%; 1.00% Floor	03/24/2026	25,863	25,541	25,540
Instructure Holdings(2) (3)	Diversified Consumer Services		L + 7.00%; 1.00% Floor	03/24/2026	2,000	(25)	(25)
Integral Ad Science, Inc.(1) (2)	Interactive Media & Services	8.25%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	25,734	25,344	24,769
Integral Ad Science, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(24)	(68)
Internet Truckstop Group, LLC (dba Truckstop)(1) (2)	Transportation Infrastructure	6.96%	L + 5.50%; 1.00% Floor	04/02/2025	22,153	21,675	21,266
Internet Truckstop Group, LLC (dba Truckstop)(1) (2) (3)	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	1,800	(38)	(72)
Iracore International Holdings, Inc.^ (1)	Energy Equipment & Services	10.00%	L + 9.00%; 1.00% Floor	04/12/2021	2,917	2,917	2,888
Jill Acquisition LLC (dba J. Jill)	Specialty Retail	6.78%	L + 5.00%; 1.00% Floor	05/08/2022	6,681	6,660	4,718
Kawa Solar Holdings Limited^ (1) (5) (6)	Construction & Engineering			05/26/2020	3,917	3,603	3,244
Kawa Solar Holdings Limited^ (1) (5) (6)	Construction & Engineering			05/26/2020	5,201	2,683	—

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Lithium Technologies, Inc.(1) (2)	Interactive Media & Services	9.00%	L + 8.00%; 1.00% Floor	10/03/2022	$38,966	$38,420	$36,920
Lithium Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	2,684	(34)	(141)
Mailgun Technologies, Inc.(1) (2)	Interactive Media & Services	7.08%	L + 6.00%; 1.00% Floor	03/26/2025	15,856	15,579	15,063
Mailgun Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	03/26/2025	993	—	(50)
Mervin Manufacturing, Inc.(1)	Leisure Products	8.50%	L + 7.50%; 1.00% Floor	09/30/2022	10,859	10,857	10,289
Midwest Transport, Inc.(1) (2)	Road & Rail	8.07%	L + 7.00%; 1.00% Floor	10/02/2023	11,748	11,660	11,513
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2)	Health Care Technology	7.28%	L + 5.50%; 1.00% Floor	11/15/2024	20,661	20,315	19,938
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2) (3)	Health Care Technology	7.59%	L + 5.50%; 1.00% Floor	11/15/2024	3,188	2,628	2,566
MRI Software LLC	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	7,842	7,766	6,822
MRI Software LLC(3)	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	622	305	230
MRI Software LLC(3)	Real Estate Management & Development		L + 5.50%; 1.00% Floor	02/10/2026	1,363	(8)	(177)
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	8,493	8,385	8,089
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	3,980	3,907	3,791
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	8.83%	L + 7.75%; 1.00% Floor	03/24/2022	801	785	763
Netvoyage Corporation (dba NetDocuments)(1) (2) (3)	Software		L + 7.75%; 1.00% Floor	03/24/2022	654	(5)	(31)
Output Services Group, Inc.	Diversified Consumer Services	6.11%	L + 4.50%; 1.00% Floor	03/27/2024	3,932	3,919	2,988
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	3,230	3,225	3,036
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	1,755	1,752	1,650
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	1,725	1,718	1,621

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	4.99%	L + 4.00%	06/11/2023	$927	$926	$872
Picture Head Midco LLC(1) (2)	Entertainment	7.75%	L + 6.75%; 1.00% Floor	08/31/2023	18,437	18,158	16,686
PlanSource Holdings, Inc.(1) (2)	Health Care Technology	7.95%	L + 6.25%; 1.00% Floor	04/22/2025	22,780	22,382	21,527
PlanSource Holdings, Inc.(1) (2) (3)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	3,142	(53)	(173)
Power Stop, LLC(2)	Auto Components	5.95%	L + 4.50%	10/19/2025	7,505	7,489	6,755
Premier Imaging, LLC (dba Lucid Health)(1) (2)	Health Care Providers & Services	6.50%	L + 5.50%; 1.00% Floor	01/02/2025	11,741	11,574	11,095
Professional Physical Therapy(1)	Health Care Providers & Services	8.33%	L + 6.75% (incl. 5.75% PIK); 1.00% Floor	12/16/2022	5,824	5,177	4,659
PT Intermediate Holdings III, LLC (dba Parts Town)(2)	Trading Companies & Distributors	6.95%	L + 5.50%; 1.00% Floor	10/15/2025	11,731	11,675	9,619
Riverpoint Medical, LLC(1) (2)	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	8,975	8,935	8,302
Riverpoint Medical, LLC(1) (2) (3)	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	1,644	815	699
Selectquote, Inc.(2)	Insurance	7.03%	L + 6.00%; 1.00% Floor	11/05/2024	10,700	10,501	9,630
SF Home Décor, LLC (dba SureFit Home Décor)(1) (2)	Household Products	11.21%	L + 9.75%; 1.00% Floor	07/13/2022	18,859	18,481	17,350
Shopatron, LLC (dba Kibo)(1) (2)	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	5,996	5,920	5,846
Shopatron, LLC (dba Kibo)(1) (2) (4)	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	1,848	1,837	1,802
SMS Systems Maintenance Services, Inc.	IT Services	6.45%	L + 5.00%; 1.00% Floor	10/30/2023	7,256	7,235	4,817
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	6.82%	L + 5.75%; 1.00% Floor	06/17/2024	10,332	10,178	9,273
SPay, Inc. (dba Stack Sports)(1) (2) (3)	Interactive Media & Services	6.75%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	743	643
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.63%	L + 5.75%; 1.00% Floor	06/17/2024	381	379	342
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	6.25%	L + 5.25%; 1.00% Floor	08/15/2025	10,904	10,755	10,332
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	6.28%	L + 5.25%; 1.00% Floor	08/15/2025	1,857	1,832	1,760
Tronair Parent Inc.	Air Freight & Logistics	6.46%	L + 4.75%; 1.00% Floor	09/08/2023	6,755	6,719	5,269
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	6.07%	L + 5.00%; 1.00% Floor	05/17/2021	6,289	6,270	5,660
US Med Acquisition, Inc.(1)	Health Care Equipment & Supplies	9.95%	L + 8.50%; 1.00% Floor	08/13/2021	29,566	29,397	28,605

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Viant Medical Holdings, Inc.(1) (2)	Health Care Equipment & Supplies	7.70%	L + 6.25%; 1.00% Floor	07/02/2025	$12,957	$12,749	$11,337
Villa Bidco Inc (dba Authority Brands)(2)	Diversified Consumer Services	6.75%	L + 5.75%; 1.00% Floor	03/21/2025	10,785	10,545	10,543
Villa Bidco Inc (dba Authority Brands)(2) (3)	Diversified Consumer Services	8.00%	L + 5.75%; 1.00% Floor	03/21/2025	865	219	219
VRC Companies, LLC (dba Vital Records Control)	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2023	18,645	18,461	18,272
VRC Companies, LLC (dba Vital Records Control)	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2022	882	874	864
WebPT, Inc.(1) (2)	Health Care Technology	8.36%	L + 6.75%; 1.00% Floor	08/28/2024	10,192	10,008	9,351
WebPT, Inc.(1) (2)	Health Care Technology	7.95%	L + 6.75%; 1.00% Floor	08/28/2024	1,062	1,043	974
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,274	(11)	(105)
Wine.com, LLC(1) (2)	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,296	6,144
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (5)	Real Estate Management & Development	7.50%	L + 6.50%; 1.00% Floor	06/13/2025	31,694	31,128	30,902
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (3) (5)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	3,169	(55)	(79)
WorkForce Software, LLC(1) (2)	Software	8.11%	L + 6.50%; 1.00% Floor	07/31/2025	8,735	8,576	8,167
WorkForce Software, LLC(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	07/31/2025	771	(14)	(50)
Wrike, Inc.(1) (2)	Professional Services	7.83%	L + 6.75%; 1.00% Floor	12/31/2024	22,704	22,306	22,023
Wrike, Inc.(1) (2) (3)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(25)	(48)
Xactly Corporation(1) (2)	IT Services	8.25%	L + 7.25%; 1.00% Floor	07/29/2022	27,173	26,862	26,222
Xactly Corporation(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(16)	(59)
Yasso, Inc.(1) (2)	Food Products	8.82%	L + 7.75%; 1.00% Floor	03/23/2022	8,005	7,933	7,685

Total 1st Lien/Senior Secured Debt						1,144,910	1,074,489
1st Lien/Last-Out Unitranche(7) – 5.74%
Doxim, Inc.(1) (2)	Diversified Financial Services	7.45%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,626	11,126
Doxim, Inc.(1) (2)	Diversified Financial Services	7.00%	L + 6.00%; 1.00% Floor	02/28/2024	624	610	584
RugsUSA, LLC(1) (2)	Household Products	7.96%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,801	5,636
Smarsh, Inc.(1) (2)	Interactive Media & Services	8.88%	L + 7.88%; 1.00% Floor	03/31/2021	17,357	17,266	16,836

Total 1st Lien/Last-Out Unitranche						35,303	34,182
2nd Lien/Senior Secured Debt - 33.76%
American Dental Partners, Inc.(1) (2)	Health Care Providers & Services	9.95%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,649	5,192
Bolttech Mannings, Inc.^^ (1)	Commercial Services & Supplies	9.58%	L + 8.00% PIK	11/20/2022	12,355	12,108	12,107
DiscoverOrg, LLC(2)	Software	10.08%	L + 8.50%	02/01/2027	10,000	9,864	9,000

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
ERC Finance, LLC (dba Eating Recovery Center)(1) (2)	Health Care Providers & Services	9.22%	L + 8.22%; 1.00% Floor	09/22/2025	$19,800	$19,460	$18,761
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	Diversified Financial Services	9.41%	L + 7.50%	07/31/2025	7,000	6,857	6,283
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(17)	(185)
GK Holdings, Inc. (dba Global Knowledge)(8)	IT Services		L + 10.25%; 1.00% Floor	01/20/2022	3,000	2,977	1,500
Hygiena Borrower LLC(1)	Life Sciences Tools & Services	9.20%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,833	1,716
Hygiena Borrower LLC(1) (3)	Life Sciences Tools & Services	9.20%	L + 7.75%; 1.00% Floor	08/26/2023	680	92	44
ICP Industrial, Inc.(1) (2)	Chemicals	9.25%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	20,043	19,176
IHS Intermediate Inc. (dba Interactive Health Solutions)(1) (8)	Health Care Providers & Services		L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,902	250
Market Track, LLC(1) (2)	Media	9.53%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,713	20,701
MPI Engineered Technologies, LLC (1)	Auto Components	12.00%	12.00% PIK	07/15/2025	13,123	13,123	12,205
MPI Products LLC(1) (6)	Auto Components			07/15/2025	7,412	—	—
National Spine and Pain Centers, LLC(1) (2)	Health Care Providers & Services	9.25%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,695	16,856
Odyssey Logistics & Technology Corporation(2)	Road & Rail	9.07%	L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,392	12,980
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	Air Freight & Logistics	9.70%	L + 8.00%; 1.00% Floor	02/03/2025	41,667	41,128	37,396
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	8.07%	L + 7.00%	01/31/2026	6,248	6,223	4,113
YI, LLC (dba Young Innovations)(1) (2)	Health Care Equipment & Supplies	8.82%	L + 7.75%; 1.00% Floor	11/07/2025	15,235	14,880	13,217
Zep Inc.(2)	Chemicals	9.32%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,348	9,520

Total 2nd Lien/Senior Secured Debt						246,270	200,832
Unsecured Debt – 1.24%
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	Aerospace & Defense	12.00% PIK		03/06/2021	4,417	4,417	4,417
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	Aerospace & Defense	12.00% PIK		03/06/2021	1,928	1,928	1,928
Conergy Asia & ME Pte. LTD.^ (1) (5)	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,055

Total Unsecured Debt						7,409	7,400
Preferred Stock – 9.05%
Accuity Delivery Systems, LLC^ (1) (2) (6) (9)	Health Care Providers & Services				97,130	3,200	5,760

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Animal Supply Holdings, LLC^^ (1) (6) (9)	Distributors				250,000	$25,000	$23,490
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	Aerospace & Defense				1,108,333	10,186	22,621
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	Construction & Engineering				600,000	600	—
Kawa Solar Holdings Limited^ (1) (5) (8) (9)	Construction & Engineering	8.00% PIK			64,539	778	—
Wine.com, LLC(1) (2) (6) (9)	Beverages				221,072	1,900	1,943

Total Preferred Stock						41,664	53,814
Common Stock – 8.75%
Animal Supply Holdings, LLC^^ (1) (6) (9)	Distributors				406,226	29,230	19,361
Bolttech Mannings, Inc.^^ (1) (6) (9)	Commercial Services & Supplies				309,142	14,885	8,514
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	Aerospace & Defense				453,383	2,393	9,231
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) –Class B^^^ (1) (2) (9)	Health Care Providers & Services				8,464	1,141	1,458
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) –Performance Units^^^ (1) (2) (5) (6) (9)	Health Care Providers & Services				7,988	159	284
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	Construction & Engineering				2,000	4,700	—
Country Fresh Holding Company Inc.(1) (2) (6) (9)	Food Products				671	839	229
Elah Holdings, Inc.^ (1) (2) (6) (9)	Capital Markets				46,214	2,234	2,234
Iracore International Holdings, Inc.^ (1) (6) (9)	Energy Equipment & Services				28,898	7,003	5,994
Kawa Solar Holdings Limited^ (1) (5) (6) (9)	Construction & Engineering				1,399,556	—	—
National Spine and Pain Centers, LLC(1) (2) (6) (9)	Health Care Providers & Services				600	600	80
Prairie Provident Resources, Inc.^^^ (5) (6)	Oil, Gas & Consumable Fuels				3,579,988	9,237	38
Wrike, Inc.(1) (2) (6) (9)	Professional Services				3,484,784	2,165	4,182
Yasso, Inc.(1) (2) (6) (9)	Food Products				850	850	425

Total Common Stock						75,436	52,030

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

	Yield	Shares	Cost	Fair Value

Investments in Affiliated Money Market Fund * – 10.81%
Goldman Sachs Financial Square Government Fund – Institutional Shares^^^ (10)	0.34%	$64,305,925	$64,306	$64,306

Total Investments in Affiliated Money Market Fund			64,306	64,306

TOTAL INVESTMENTS – 249.98%			$1,615,298	$1,487,053

LIABILITIES IN EXCESS OF OTHER ASSETS – (149.98%)				$(892,194)

NET ASSETS – 100.00%				$594,859

*	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.
(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of March 31, 2020, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 1.00%, 1.18%, 1.45%, 1.26%, 0.99% and 0.50%, respectively. As of March 31, 2020, P was 3.25%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at March 31, 2020.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

#	Percentages are based on net assets.
^

As defined in the Investment Company Act of 1940, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^

As defined in the Investment Company Act of 1940, the investment is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(2)

Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies”.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(5)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2020 the aggregate fair value of these securities is $54,008 or 3.52% of the Company’s total assets.

(6)	Non-income producing security.
(7)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(8)	The investment is on non-accrual status as of March 31, 2020.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

(9)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2020, the aggregate fair value of these securities is $105,806 or 17.79% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(10)	The rate shown is the annualized seven-day yield as of March 31, 2020.
PIK	– Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	$39
Bank of America, N.A.	USD 248	EUR 223	04/06/2020	2
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	40
Bank of America, N.A.	USD 237	EUR 212	07/06/2020	2
Bank of America, N.A.	USD 536	EUR 479	10/05/2020	5
Bank of America, N.A.	USD 528	EUR 468	01/05/2021	6
Bank of America, N.A.	USD 517	EUR 457	04/06/2021	7
Bank of America, N.A.	USD 517	EUR 455	07/06/2021	8
Bank of America, N.A.	USD 294	EUR 258	10/05/2021	5

				$114

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
1st Lien/Senior Secured Debt – 159.83%#*
3SI Security Systems, Inc.(1)	Commercial Services & Supplies	7.65%	L + 5.75%; 1.00% Floor	06/16/2023	$14,773	$14,647	$14,626
A Place For Mom, Inc.	Diversified Consumer Services	5.55%	L + 3.75%; 1.00% Floor	08/10/2024	8,842	8,835	8,621
Accuity Delivery Systems, LLC^ (1) (2)	Health Care Providers & Services	8.75%	L + 7.00%; 1.00% Floor	06/13/2023	10,170	9,945	10,094
Acquia, Inc.(2)	Software	8.91%	L + 7.00%; 1.00% Floor	10/31/2025	12,364	12,122	12,117
Acquia, Inc.(2) (3)	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,322	(26)	(26)
Animal Supply Holdings, LLC^^ (1) (4)	Distributors	11.93%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	02/22/2022	3,879	3,845	3,821
Ansira Partners, Inc.	Professional Services	7.55%	L + 5.75%; 1.00% Floor	12/20/2022	4,578	4,552	4,441
Ansira Partners, Inc.(3)	Professional Services	7.51%	L + 5.75%; 1.00% Floor	12/20/2022	281	184	177
Apptio, Inc.(1) (2)	IT Services	8.96%	L + 7.25%; 1.00% Floor	01/10/2025	32,702	32,126	32,130
Apptio, Inc.(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	2,225	(37)	(39)
Associations, Inc.(1) (2)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	13,546	13,413	13,411
Associations, Inc.(1) (2) (3)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,981	2,040	2,039
Associations, Inc.(1) (2) (3)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	587	(6)	(6)
ATX Networks Corp.	Communications Equipment	8.94%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	7,285	7,263	6,702
ATX Networks Corp.	Communications Equipment	8.94%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	463	458	426
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.80%	L + 5.00%; 1.00% Floor	09/11/2023	7,150	7,091	6,793
Barbri, Inc.	Diversified Consumer Services	6.46%	L + 4.25%; 1.00% Floor	12/01/2023	6,243	6,222	6,118
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	Hotels, Restaurants & Leisure	7.55%	L + 5.75%; 1.00% Floor	08/19/2025	6,209	6,150	6,147
Brillio, LLC(1) (2)	IT Services	6.55%	L + 4.75%; 1.00% Floor	02/06/2025	4,497	4,458	4,452
Brillio, LLC(1) (2) (3)	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	1,510	—	(15)
Bullhorn, Inc. (1) (2)	Professional Services	7.44%	L + 5.50%; 1.00% Floor	10/01/2025	10,995	10,835	10,830
Bullhorn, Inc.(1) (2) (3)	Professional Services	7.46%	L + 5.50%; 1.00% Floor	10/01/2025	909	169	168
Bullhorn, Inc.(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	10/01/2025	545	(8)	(8)
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,367	12,329
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	1,853	1,849
Businessolver.com, Inc.(1) (2) (3)	Health Care Technology	9.98%	L + 7.50%; 1.00% Floor	05/15/2023	1,569	606	600
CFS Management, LLC (dba Center for Sight Management)(1) (2)	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	4,797	4,752	4,749
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	1,418	(13)	(14)
Chronicle Bidco Inc. (dba Lexitas)(2)	Professional Services	7.66%	L + 5.75%; 1.00% Floor	11/14/2025	7,000	6,862	6,860

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	$880	$(17)	$(18)
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	2,940	(29)	(29)
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	7,471	7,351	7,322
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	4,943	4,862	4,844
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,793	8,744
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%	03/28/2025	6,602	6,507	6,486
ConnectWise, LLC(2)	IT Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2025	13,566	13,299	13,397
ConnectWise, LLC(2) (3)	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	1,036	(20)	(13)
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	21,200	20,799	20,776
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	6,220	(58)	(124)
CorePower Yoga LLC(2)	Diversified Consumer Services	6.44%	L + 4.50%	05/14/2025	8,315	8,201	8,191
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.75%	05/14/2025	678	(9)	(10)
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.50%	05/14/2025	1,807	(24)	(27)
CST Buyer Company (dba Intoxalock)(2)	Diversified Consumer Services	7.55%	L + 5.75%; 1.00% Floor	10/03/2025	12,342	12,188	12,342
CST Buyer Company (dba Intoxalock)(2) (3)	Diversified Consumer Services		L + 5.75%; 1.00% Floor	10/03/2025	876	(11)	—
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	3,805	3,791	3,786
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	3,599	3,586	3,581
DDS USA Holding, Inc.(1) (2) (3)	Health Care Equipment & Supplies	9.00%	P + 4.25%; 1.00% Floor	06/30/2022	1,079	104	102
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€16,016	18,378	17,786
Diligent Corporation(1) (2)	Professional Services	7.58%	L + 5.50%; 1.00% Floor	04/14/2022	3,831	3,797	3,792
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	1,475	1,462	1,461
Diligent Corporation(1) (2) (3)	Professional Services	7.48%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	1,123	1,131
Diligent Corporation(1) (2)	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	507	502	501
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	245	243	243
Diligent Corporation(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	4,268	(37)	(43)
DiscoverOrg, LLC(2)	Software	6.30%	L + 4.50%	02/02/2026	16,079	15,934	16,119
DocuTAP, Inc.(1) (2)	Health Care Technology	7.30%	L + 5.50% 1.00% Floor	05/12/2025	24,093	23,543	24,093

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
E2open, LLC(1) (2)	Software	7.66%	L + 5.75%; 1.00% Floor	11/26/2024	$16,259	$16,109	$16,097
Elemica Parent, Inc.(1) (2)	Chemicals	7.40%	L + 5.50%	09/18/2025	2,906	2,836	2,833
Elemica Parent, Inc.(1) (2) (3)	Chemicals	7.40%	L + 5.50%	09/18/2025	380	118	118
Elemica Parent, Inc.(1) (2) (3)	Chemicals		L + 5.50%	09/18/2025	560	(7)	(14)
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	8.20%	L + 6.25%; 1.00% Floor	09/25/2024	22,084	21,764	19,876
Empirix, Inc.(1) (2) (3)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,300	(17)	(130)
Eptam Plastics, Ltd.(2)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	4,300	4,236	4,235
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	915	215	215
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	1,830	(14)	(14)
Fenergo Finance 3 Limited(1) (2) (5)	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,391	19,816
Fenergo Finance 3 Limited(1) (2) (3) (5)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(16)	(9)
Fenergo Finance 3 Limited(1) (2) (3) (5)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(24)	(13)
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	4,449	4,375	4,405
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	889	875	880
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	562	553	556
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	587	490	493
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.45%	L + 5.50%; 1.00% Floor	09/04/2024	12,630	12,422	12,440
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.43%	L + 5.50%; 1.00% Floor	09/04/2024	5,079	4,994	5,003
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services	7.40%	L + 5.50%; 1.00% Floor	09/04/2024	4,876	4,057	4,048
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2023	2,000	(30)	(30)
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2024	5,100	(42)	(77)
GH Holding Company (dba Grace Hill)(1)	Real Estate Management & Development	6.30%	L + 4.50%	02/28/2023	7,388	7,363	7,351
GI Revelation Acquisition LLC (dba Consilio)	IT Services	6.80%	L + 5.00%	04/16/2025	4,682	4,663	4,398
GK Holdings, Inc. (dba Global Knowledge)	IT Services	7.94%	L + 6.00%; 1.00% Floor	01/20/2021	8,550	8,537	6,412

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
GlobalTranz Enterprises, Inc.(2)	Road & Rail	6.79%	L + 5.00%	05/15/2026	$7,681	$7,538	$6,990
GlobalTranz Enterprises, Inc.(2) (3)	Road & Rail		L + 5.00%	05/15/2026	1,992	—	(179)
Granicus, Inc.(2)	Software	6.69%	L + 4.75%; 1.00% Floor	09/07/2022	9,947	9,866	9,847
Halo Branded Solutions, Inc.	Commercial Services & Supplies	6.30%	L + 4.50%; 1.00% Floor	06/30/2025	8,491	8,419	8,278
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2)	Hotels, Restaurants & Leisure	8.71%	L + 6.75%; 1.00% Floor	07/09/2025	23,157	22,723	22,694
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2) (3)	Hotels, Restaurants & Leisure	8.54%	L + 6.75%; 1.00% Floor	07/09/2025	1,883	248	245
Hygiena Borrower LLC	Life Sciences Tools & Services	5.94%	L + 4.00%; 1.00% Floor	08/26/2022	12,521	12,432	12,271
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	715	(3)	(14)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,313	(11)	(26)
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,403	29,372
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	5,506	5,405	5,409
iCIMS, Inc.(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(29)	(33)
Infinity Sales Group(1)	Media	12.45%	L + 10.50%; 1.00% Floor	11/23/2022	25,579	25,579	27,625
Integral Ad Science, Inc.(1) (2)	Interactive Media & Services	9.05%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	25,653	25,244	25,269
Integral Ad Science, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(26)	(27)
Internet Truckstop Group, LLC (dba Truckstop)(1) (2)	Transportation Infrastructure	6.95%	L + 5.00%; 1.00% Floor	04/02/2025	22,208	21,710	21,875
Internet Truckstop Group, LLC (dba Truckstop)(1) (2) (3)	Transportation Infrastructure		L + 5.00%; 1.00% Floor	04/02/2025	1,800	(39)	(27)
Iracore International Holdings, Inc.^ (1)	Energy Equipment & Services	10.88%	L + 9.00%; 1.00% Floor	04/12/2021	2,917	2,917	2,917
Jill Acquisition LLC (dba J. Jill)	Specialty Retail	6.93%	L + 5.00%; 1.00% Floor	05/08/2022	6,841	6,817	5,575
Kawa Solar Holdings Limited^ (1) (5) (6)	Construction & Engineering			05/26/2020	3,917	3,575	3,502
Kawa Solar Holdings Limited^ (1) (5) (6)	Construction & Engineering			05/26/2020	5,201	2,683	—
Lithium Technologies, Inc.(1) (2)	Interactive Media & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,373	38,381
Lithium Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	2,684	(37)	(40)
Mailgun Technologies, Inc.(1) (2)	Interactive Media & Services	6.95%	L + 5.00%; 1.00% Floor	03/26/2025	15,896	15,607	15,618
Mailgun Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 5.00%; 1.00% Floor	03/26/2025	993	—	(17)
Mervin Manufacturing, Inc.(1)	Leisure Products	9.30%	L + 7.50%; 1.00% Floor	09/30/2022	10,886	10,885	10,668
Midwest Transport, Inc.(1) (2)	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	11,906	11,812	11,787
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2)	Health Care Technology	7.43%	L + 5.50%; 1.00% Floor	11/15/2024	20,713	20,350	20,351

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2) (3)	Health Care Technology	7.44%	L + 5.50%; 1.00% Floor	11/15/2024	$3,188	$840	$837
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	3,990	3,913	3,940
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	8,514	8,401	8,408
Netvoyage Corporation (dba NetDocuments)(1) (2) (3)	Software		L + 7.75%; 1.00% Floor	03/24/2022	654	(6)	(8)
Output Services Group, Inc.	Diversified Consumer Services	6.30%	L + 4.50%; 1.00% Floor	03/27/2024	3,942	3,928	3,262
Output Services Group, Inc.(3)	Diversified Consumer Services		L + 4.25%; 1.00% Floor	03/27/2024	24	—	(4)
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	4,771	4,730	4,723
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	1,686	1,671	1,669
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	3,238	3,233	3,222
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	1,760	1,756	1,751
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	1,729	1,721	1,720
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	930	928	925
Picture Head Midco LLC(1) (2)	Entertainment	8.55%	L + 6.75%; 1.00% Floor	08/31/2023	18,437	18,140	18,160
PlanSource Holdings, Inc.(1) (2)	Health Care Technology	8.15%	L + 6.25%; 1.00% Floor	04/22/2025	22,780	22,366	22,324
PlanSource Holdings, Inc.(1) (2) (3)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	3,142	(56)	(63)
Power Stop, LLC(2)	Auto Components	6.44%	L + 4.50%	10/19/2025	7,524	7,508	7,449
Premier Imaging, LLC (dba Lucid Health)(2)	Health Care Providers & Services	7.49%	L + 5.75%; 1.00% Floor	01/02/2025	11,771	11,596	11,594
Professional Physical Therapy(1)	Health Care Providers & Services	8.44%	L + 6.75% (incl. 0.75% PIK); 1.00% Floor	12/16/2022	5,826	5,121	4,952
PT Intermediate Holdings III, LLC (dba Parts Town)(2)	Trading Companies & Distributors	7.44%	L + 5.50%; 1.00% Floor	10/15/2025	11,760	11,702	11,701
Regulatory DataCorp, Inc.	Diversified Financial Services	6.44%	L + 4.50%; 1.00% Floor	09/21/2022	2,456	2,456	2,407
Riverpoint Medical, LLC(1) (2)	Health Care Equipment & Supplies	6.97%	L + 5.00%; 1.00% Floor	06/21/2025	8,998	8,956	8,908
Riverpoint Medical, LLC(1) (2) (3)	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	1,644	(7)	(16)
Selectquote, Inc.(2)	Insurance	7.70%	L + 6.00%; 1.00% Floor	11/05/2024	10,700	10,492	10,486
SF Home Décor, LLC (dba SureFit Home Décor)(1) (2)	Household Products	11.70%	L + 9.75%; 1.00% Floor	07/13/2022	18,993	18,576	18,280
Shopatron, LLC (dba Kibo)(1) (2)	Internet & Direct Marketing Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	6,011	5,909	5,921

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Shopatron, LLC (dba Kibo)(1) (2) (4)	Internet & Direct Marketing Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	$1,853	$1,834	$1,825
SMS Systems Maintenance Services, Inc.	IT Services	6.80%	L + 5.00%; 1.00% Floor	10/30/2023	7,275	7,252	5,602
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.55%	L + 5.75%; 1.00% Floor	06/17/2024	10,332	10,170	9,996
SPay, Inc. (dba Stack Sports)(1) (2) (3)	Interactive Media & Services	7.52%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	743	723
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.76%	L + 5.75%; 1.00% Floor	06/17/2024	381	378	369
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	13,432	13,241	13,197
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	1,857	67	60
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services		L + 5.25%; 1.00% Floor	08/15/2025	4,643	(37)	(81)
Tronair Parent Inc.	Air Freight & Logistics	6.66%	L + 4.75%; 1.00% Floor	09/08/2023	6,790	6,751	6,111
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	6.80%	L + 5.00%; 1.00% Floor	05/17/2021	6,305	6,283	5,801
US Med Acquisition, Inc.(1)	Health Care Equipment & Supplies	10.44%	L + 8.50%; 1.00% Floor	08/13/2021	29,644	29,445	29,051
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	8.16%	L + 6.25%; 1.00% Floor	07/02/2025	12,989	12,773	12,860
VRC Companies, LLC (dba Vital Records Control)(1)	Commercial Services & Supplies	8.30%	L + 6.50%; 1.00% Floor	03/31/2023	18,690	18,493	18,549
VRC Companies, LLC (dba Vital Records Control)(1) (3)	Commercial Services & Supplies	8.60%	L + 6.50%; 1.00% Floor	03/31/2022	882	479	481
WebPT, Inc.(1) (2)	Health Care Technology	8.66%	L + 6.75%; 1.00% Floor	08/28/2024	10,192	10,000	9,988
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,062	(20)	(21)
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,274	(12)	(26)
Wine.com, LLC(1) (2)	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,291	6,272
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (5)	Real Estate Management & Development	8.29%	L + 6.50%; 1.00% Floor	06/13/2025	31,694	31,106	31,060
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (3) (5)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	3,169	(58)	(63)
WorkForce Software, LLC(1) (2)	Software	8.41%	L + 6.50%; 1.00% Floor	07/31/2025	8,735	8,570	8,560

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
WorkForce Software, LLC(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	07/31/2025	$771	$(14)	$(15)
Wrike, Inc.(1) (2)	Professional Services	8.55%	L + 6.75%; 1.00% Floor	12/31/2024	22,704	22,289	22,250
Wrike, Inc.(1) (2) (3)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(27)	(32)
Xactly Corporation(1) (2)	IT Services	9.05%	L + 7.25%; 1.00% Floor	07/29/2022	27,173	26,832	26,834
Xactly Corporation(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(18)	(21)
Yasso, Inc.(1) (2)	Food Products	9.55%	L + 7.75%; 1.00% Floor	03/23/2022	8,028	7,948	7,767

Total 1st Lien/Senior Secured Debt						1,094,885	1,080,670
1st Lien/Last-Out Unitranche (7) – 5.22%
Doxim, Inc.(1) (2)	Diversified Financial Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,611	11,602
Doxim, Inc.(1) (2)	Diversified Financial Services	7.90%	L + 6.00%; 1.00% Floor	02/28/2024	624	609	609
RugsUSA, LLC(1) (2)	Household Products	8.45%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,798	5,796
Smarsh, Inc.(1) (2)	Interactive Media & Services	9.68%	L + 7.88%; 1.00% Floor	03/31/2021	17,401	17,289	17,271

Total 1st Lien/Last-Out Unitranche						35,307	35,278
2nd Lien/Senior Secured Debt – 34.61%
American Dental Partners, Inc.(1) (2)	Health Care Providers & Services	10.44%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,644	5,637
Bolttech Mannings, Inc.^^ (1)	Commercial Services & Supplies	9.91%	L + 8.00% PIK	11/19/2021	23,453	23,453	22,515
DiscoverOrg, LLC(2)	Software	10.19%	L + 8.50%	02/01/2027	10,000	9,861	10,000
ERC Finance, LLC (dba Eating Recovery Center)(1) (2)	Health Care Providers & Services	10.02%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,448	19,454
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	Diversified Financial Services	9.60%	L + 7.50%	07/31/2025	7,000	6,851	6,825
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(18)	(45)
GK Holdings, Inc. (dba Global Knowledge)	IT Services	12.19%	L + 10.25%; 1.00% Floor	01/20/2022	3,000	2,977	2,100
Hygiena Borrower LLC(1)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,832	1,827
Hygiena Borrower LLC(1) (3)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	680	91	85
ICP Industrial, Inc.(1) (2)	Chemicals	10.04%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	20,026	19,992
IHS Intermediate Inc. (dba Interactive Health Solutions)(1) (8)	Health Care Providers & Services		L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,902	2,500
Market Track, LLC(1) (2)	Media	9.68%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,695	21,368
MPI Products LLC(1) (4) (8)	Auto Components		L + 9.00%; 1.00% Floor	01/30/2020	20,000	19,090	12,700
National Spine and Pain Centers, LLC(1) (2)	Health Care Providers & Services	10.05%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,678	18,384
Odyssey Logistics & Technology Corporation(2)	Road & Rail	9.80%	L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,381	18,067
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	Air Freight & Logistics	9.90%	L + 8.00%; 1.00% Floor	02/03/2025	41,667	41,107	40,937

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	8.80%	L + 7.00%; 1.00% Floor	01/31/2026	$6,248	$6,222	$4,925
YI, LLC (dba Young Innovations)(1) (2)	Health Care Equipment & Supplies	9.69%	L + 7.75%; 1.00% Floor	11/07/2025	15,235	14,868	14,854
Zep Inc.(2)	Chemicals	10.19%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,332	11,900

Total 2nd Lien/Senior Secured Debt						263,440	234,025
Unsecured Debt – 1.10%
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	Aerospace & Defense	12.00% PIK		03/06/2021	4,417	4,417	4,417
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	Aerospace & Defense	12.00% PIK		03/06/2021	1,928	1,928	1,928
Conergy Asia & ME Pte. LTD.^ (1) (5)	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,064

Total Unsecured Debt						7,409	7,409

Investment *	Industry	Interest Rate	Par Amount/Shares (++)	Cost	Fair Value
Preferred Stock – 7.21%
Accuity Delivery Systems, LLC^ (1) (2) (6) (9)	Health Care Providers & Services		$97,130	$3,200	$5,119
Animal Supply Holdings, LLC^^ (1) (6) (9)	Distributors		250,000	25,000	23,100
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	Aerospace & Defense		1,108,333	10,186	18,476
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	Construction & Engineering		600,000	600	—
Kawa Solar Holdings Limited^ (1) (5) (8) (9)	Construction & Engineering	8.00%	63,260	778	—
Wine.com, LLC(1) (2) (6) (9)	Beverages		221,072	1,900	2,067

Total Preferred Stock				41,664	48,762
Common Stock – 7.12%
Animal Supply Holdings, LLC^^ (1) (6) (9)	Distributors		406,226	29,230	23,764
Bolttech Mannings, Inc.^^ (1) (6) (9)	Commercial Services & Supplies		8,000	6,591	339
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	Aerospace & Defense		453,383	2,393	7,427
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B^^^ (1) (2) (9)	Health Care Providers & Services		8,464	1,141	1,617
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units^^^ (1) (2) (5) (6) (9)	Health Care Providers & Services		7,988	159	464
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	Construction & Engineering		2,000	4,700	—
Country Fresh Holding Company Inc.(1) (2) (6) (9)	Food Products		671	839	582
Elah Holdings, Inc.^ (1) (2) (6) (9)	Capital Markets		46,214	2,234	2,234
Iracore International Holdings, Inc.^ (1) (6) (9)	Energy Equipment & Services		28,898	7,003	7,967
Kawa Solar Holdings Limited^ (1) (5) (6) (9)	Construction & Engineering		1,399,556	—	—
National Spine and Pain Centers, LLC(1) (2) (6) (9)	Health Care Providers & Services		600	600	120

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate	Par Amount/Shares (++)	Cost	Fair Value
Prairie Provident Resources, Inc.^^^ (5) (6)	Oil, Gas & Consumable Fuels		$3,579,988	$9,237	$124
Wrike, Inc.(1) (2) (6) (9)	Professional Services		3,484,784	2,165	3,004
Yasso, Inc.(1) (2) (6) (9)	Food Products		850	850	466

Total Common Stock				67,142	48,108
TOTAL INVESTMENTS – 215.09%				$1,509,847	$1,454,252

LIABILITIES IN EXCESS OF OTHER ASSETS – (115.09%)					$(778,127)

NET ASSETS – 100.00%					$676,125

*	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.
(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.00%, 1.91%, 1.91%, 1.83%, 1.76% and 1.63%, respectively. As of December 31, 2019, P was 4.75%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2019.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

#	Percentages are based on net assets.
^

As defined in the Investment Company Act of 1940, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^

As defined in the Investment Company Act of 1940, the investment is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(2)

Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies”.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(5)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019 the aggregate fair value of these securities is $55,945 or 3.79% of the Company’s total assets.

(6)	Non-income producing security.
(7)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(8)	The investment is on non-accrual status as of December 31, 2019.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

(9)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2019, the aggregate fair value of these securities is $96,746 or 14.31% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017
PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 162	EUR 147	01/06/2020	$(3)
Bank of America, N.A.	USD 393	EUR 325	01/06/2020	29
Bank of America, N.A.	USD 248	EUR 223	04/06/2020	(4)
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	30
Bank of America, N.A.	USD 237	EUR 212	07/06/2020	(4)
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	31
Bank of America, N.A.	USD 536	EUR 479	10/05/2020	(10)
Bank of America, N.A.	USD 528	EUR 468	01/05/2021	(10)
Bank of America, N.A.	USD 517	EUR 457	04/06/2021	(10)
Bank of America, N.A.	USD 517	EUR 455	07/06/2021	(11)
Bank of America, N.A.	USD 294	EUR 258	10/05/2021	(6)

				$32

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

(Unaudited)

1. ORGANIZATION

Goldman Sachs BDC, Inc. (the “Company,” which term refers to either Goldman Sachs BDC, Inc. or Goldman Sachs BDC, Inc. together with its consolidated subsidiaries, as the context may require) was initially established as Goldman Sachs Liberty Harbor Capital, LLC, a single member Delaware limited liability company (“SMLLC”), on September 26, 2012 and commenced operations on November 15, 2012 with The Goldman Sachs Group, Inc. (“Group Inc.”) as its sole member. On March 29, 2013, the Company elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective April 1, 2013, the Company converted from a SMLLC to a Delaware corporation. In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2013.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien debt, unitranche loans, including last-out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to Group Inc., together with GS & Co., GSAM and its other subsidiaries.

On March 23, 2015, the Company completed its initial public offering and the Company’s common stock began trading on the New York Stock Exchange under the symbol “GSBD”.

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies and to effect the Merger (as defined below).

The Merger

On December 9, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Goldman Sachs Middle Market Lending Corp. (“GS MMLC”), a Delaware corporation, Evergreen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and GSAM, a Delaware limited partnership and investment adviser to each of the Company and GS MMLC. The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GS MMLC, with GS MMLC continuing as the surviving company (the “First Merger”) and, immediately thereafter, GS MMLC will merge with and into the Company, with the Company continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Merger”).

In the First Merger, each share of GS MMLC common stock issued and outstanding immediately prior to the effective time of the First Merger (other than certain excluded shares as described in the Merger Agreement) will be converted into 0.9939 shares of the Company’s common stock (the “Exchange Ratio”). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time of the First Merger, (i) either the Company or GS MMLC declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of the Company’s common stock or GS MMLC common stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, other than shares issued pursuant to the Company’s distribution reinvestment plan, as permitted by the Merger Agreement. Any holder of GS MMLC common stock converted pursuant to the First Merger that would otherwise have been entitled to receive a fraction of a share of the Company’s common stock will receive cash in lieu thereof.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of the Company’s and GS MMLC’s businesses during the period prior to the closing of the Merger. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain financial information that is included in annual consolidated financial statements, including certain financial statement disclosures, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes related thereto for the year ended December 31, 2019, included in the Company’s annual report on Form 10-K, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 20, 2020. The results for the three months ended March 31, 2020 are not necessarily indicative of the results to be expected for the full fiscal year, any other interim period or any future year or period.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, BDC Blocker I, LLC (formerly known as My-On BDC Blocker, LLC), GSBD Blocker II, LLC and GSBD Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company did not consolidate its previous equity interest in Senior Credit Fund, LLC (the “Senior Credit Fund”). For further description of the Company’s previous investment in the Senior Credit Fund, see Note 4 “Investments”.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that instrument. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income, for which the Company has earned the following:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Prepayment premiums	$–	$646
Accelerated amortization of upfront loan origination fees and unamortized discounts	$396	$1,037

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income.

Certain structuring fees, amendment fees, syndication fees and commitment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of March 31, 2020, the Company had certain investments held in three portfolio companies on non-accrual status, which represented 0.9% and 0.1% of the total investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value. As of December 31, 2019, the Company had certain investments held in three portfolio companies on non-accrual status, which represented 2.0% and 1.0% of the total investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the board of directors (the “Board of Directors”) within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The

Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions.”

Cash

Cash consists of deposits held at a custodian bank. As of March 31, 2020 and December 31, 2019, the Company held an aggregate cash balance of $22,047 and $9,409. Foreign currency of $1,073 and $1,003 (acquisition cost of $1,082 and $991) is included in cash as of March 31, 2020 and December 31, 2019.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into USD on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2013. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain its tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required. For the three months ended March 31, 2020 and 2019, the Company accrued excise taxes of $427 and $442. As of March 31, 2020, $622 of accrued excise taxes remained payable.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce the stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par or distributable earnings, as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and may carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

The Company has a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes. Due to regulatory considerations, Group Inc. has opted out of the dividend reinvestment plan, and GS & Co. has opted out of the dividend reinvestment plan in respect of shares of the Company’s common stock acquired through its 10b5-1 plan.

Deferred Financing and Debt Issuance Costs

Deferred financing and debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Company’s senior secured revolving credit agreement (as amended, the “Revolving Credit Facility”) with Truist Bank (formerly known as SunTrust Bank), as administrative agent, and Bank of America, N.A., as syndication agent, the offering of the Company’s 4.50% Convertible Notes due 2022 (the “Convertible Notes”), and the offering of the Company’s 3.75% Notes due 2025 (the “2025 Notes”). The

aforementioned costs are amortized using the straight-line method over each instrument’s term. Deferred financing costs related to the Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities. Deferred debt issuance costs related to the Convertible Notes and the 2025 Notes are presented net against the outstanding debt balance on the Consolidated Statements of Assets and Liabilities.

Deferred Offering Costs

The Company records expenses related to registration statement filings and applicable offering costs as deferred offering costs. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of paid-in-capital upon each such offering.

New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. The Company expects that the adoption of this guidance will not have a material impact on its consolidated financial statements.

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company has entered into an investment management agreement (as amended and restated as of June 15, 2018, the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

The Company is seeking shareholder approval of the amendment and restatement of the Investment Management Agreement between the Investment Adviser and the Company (as amended, the “New Investment Management Agreement”). The New Investment Management Agreement would amend and restate the Investment Management Agreement in order to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GS MMLC common stock in the Merger, from the calculation of the income incentive fee under such agreement. None of the other material terms will change in the New Investment Management Agreement as compared to the Investment Management Agreement, including the services to be provided, the Management Fee (as defined below) and the capital gain incentive fee. If approved by our stockholders, the New Investment Management Agreement would take effect upon, and be contingent on, the closing of the Merger.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), accrued and payable quarterly in arrears. The Management Fee (i) was calculated at an annual rate of 1.50% (0.375% per quarter) (the “Original Rate”) through June 14, 2018 and (ii) is calculated at an annual rate of 1.00% (0.25% per quarter) (the “New Rate”) thereafter, in each case, of the average value of the Company’s gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial quarter (including any quarter during which both the Original Rate and the New Rate were in effect) will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter.

For the three months ended March 31, 2020 and 2019 Management Fees amounted to $3,666 and $3,536. The Investment Adviser has voluntarily agreed to permanently waive $660 of Management Fees for the three months ended March 31, 2020. As of March 31, 2020, $3,006 remained payable.

Incentive Fee

The incentive fee (the “Incentive Fee”) consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. The Incentive Fee is calculated as follows:

A portion of the Incentive Fee is based on income and a portion is based on capital gains, each as described below. The Investment Adviser is entitled to receive the Incentive Fee based on income if Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock.

The Incentive Fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (such period the “Trailing Twelve Quarters”). The Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an “Annual Period,” which means the period beginning on January 1 of each calendar year and ending on December 31 of such calendar year or, in the case of the first and last year, the appropriate portion thereof.

The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all of the Company’s issuances of shares of its common stock, including issuances pursuant to its dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated.

i. Quarterly Incentive Fee Based on Income

For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount”. Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, referred to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•	20% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter equals the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company pays no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, the Company pays the Investment Adviser an amount equal to (A) 20% of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from April 1, 2013. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A) above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 20% of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the three months ended March 31, 2020 and 2019, the Company incurred Incentive Fees based on income of $0 and $493. As of March 31, 2020, no incentive fees remained payable. For the three months ended March 31, 2020 and 2019, the Company did not accrue or pay any Incentive Fees based on capital gains.

In connection with the Merger, GSAM has agreed to waive a portion of its Incentive Fee based on income to the extent incurred, for a period of five quarters, commencing with the quarter ended December 31, 2019 and through and including the quarter ending December 31, 2020, otherwise payable by the Company under the

Investment Management Agreement and the proposed New Investment Management Agreement by and between the Company and GSAM, as applicable, for each such quarter in an amount sufficient to ensure that the Company’s net investment income per weighted share outstanding for such quarter is at least $0.48 per share. For the three months ended March 31, 2020, the Company did not incur an Incentive Fee based on income.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines to be commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the three months ended March 31, 2020 and 2019, the Company incurred expenses for services provided by the Administrator and the Custodian of $237 and $237. As of March 31, 2020, $159 remained payable.

Transfer Agent Fees

The Company has entered into a transfer agency and services agreement pursuant to which Computershare Trust Company, N.A. serves as the Company’s transfer agent (the “Transfer Agent”), dividend agent and registrar. For the three months ended March 31, 2020 and 2019, the Company incurred expenses for services provided by the Transfer Agent of $4 and $3. As of March 31, 2020, $3 remained payable.

Common Stock Repurchase Plans

In February 2019, our Board of Directors approved the “Company 10b5-1 Plan”, which provides for the Company to repurchase up to $25,000 of shares of our common stock if the stock trades below the most recently announced net asset value per share, subject to limitations. Under the Company 10b5-1 Plan, no purchases will be made if such purchases would (i) cause the aggregate ownership of our outstanding stock by Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of purchase) or (ii) cause our Debt/Equity Ratio to exceed the lower of (a) 1.40 or (b) the Maximum Debt/Equity Ratio. In the Company 10b5-1 Plan, “Debt/Equity Ratio” means the sum of debt on the Consolidated Statements of Assets and Liabilities and the total notional value of the Purchaser’s unfunded commitments divided by 85% of total equity, as of the most recent reported financial statement end date, and “Maximum Debt/Equity Ratio” means the sum of debt on the balance sheet and committed uncalled debt divided by net assets, as of the most recent reported financial statement end date. Purchases under the Company 10b5-1 Plan would be conducted on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and other applicable securities laws. The Company 10b5-1 Plan took effect on March 18, 2019, was temporarily suspended on December 9, 2019 and expired on March 18, 2020.

The Company’s repurchase of its common stock under the Company 10b5-1 Plan or otherwise may result in the price of the Company’s common stock being higher than the price that otherwise might exist in the open market. For the three months ended March 31, 2020 and 2019, the Company did not repurchase any of its common stock pursuant to the Company 10b5-1 Plan or otherwise.

Affiliates

As of March 31, 2020 and December 31, 2019, Group Inc. owned 16.05% and 16.06%, of the outstanding shares of the Company’s common stock. The table below presents the Company’s affiliated investments:

	Beginning Fair Value Balance	Gross Additions(3)	Gross Reductions(4)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value Balance	Dividend, Interest, PIK and Other Income
For the Three Months Ended March 31, 2020
Controlled Affiliates
Animal Supply Holdings LLC	$50,685	$33	$(9)	$–	$(4,217)	$46,492	$125
Bolttech Mannings, Inc.	22,854	22,054	(20,401)	(4,704)	818	20,621	606

Total Controlled Affiliates	$73,539	$22,087	$(20,410)	$(4,704)	$(3,399)	$67,113	$731

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	$109,827	$(45,521)	$–	$–	$64,306	$5
Accuity Delivery Systems, LLC	15,213	14	–	–	805	16,032	237
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	32,248	–	–	–	5,949	38,197	190
Collaborative Imaging, LLC (dba Texas Radiology Associates)	17,311	7	–	–	(578)	16,740	327
Conergy Asia Holdings, Ltd	1,064	–	–	–	(9)	1,055	27
Elah Holdings, Inc.	2,234	–	–	–	–	2,234	–
Iracore International Holdings, Ltd	10,884	–	–	–	(2,002)	8,882	79
Kawa Solar Holdings Limited	3,502	28	–	–	(286)	3,244	–
Prairie Provident Resources, Inc.	124	–	–	–	(86)	38	–

Total Non-Controlled Affiliates	$82,580	$109,876	$(45,521)	$–	$3,793	$150,728	$865

Total Affiliates	$156,119	$131,963	$(65,931)	$(4,704)	$394	$217,841	$1,596

For the Year Ended December 31, 2019
Controlled Affiliates
Animal Supply Holdings LLC	$–	$58,075	$–	$–	$(7,390)	$50,685	$337
Bolttech Mannings, Inc.	23,863	3,827	–	–	(4,836)	22,854	2,245
Senior Credit Fund, LLC (2)	96,456	125,555	(224,926)	(629)	3,544	–	3,450

Total Controlled Affiliates	$120,319	$187,457	$(224,926)	$(629)	$(8,682)	$73,539	$6,032

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	$332,086	$(332,086)	$–	$–	$–	$70
Accuity Delivery Systems, LLC	13,730	53	–	–	1,430	15,213	1,039
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)	26,854	698	–	–	4,696	32,248	698
Collaborative Imaging, LLC (dba Texas Radiology Associates)	10,273	6,523	–	–	515	17,311	1,060
Conergy Asia Holdings, Ltd	1,064	–	–	–	–	1,064	106
Elah Holdings, Inc.	2,234	–	–	–	–	2,234	–
Iracore International Holdings, Ltd	7,807	–	(472)	–	3,549	10,884	393
Kawa Solar Holdings Limited	8,066	–	(4,575)	–	11	3,502	–
NTS Communications, Inc.	55,557	576	(55,817)	(7,226)	6,910	–	734
Prairie Provident Resources, Inc.	504	–	–	–	(380)	124	–

Total Non-Controlled Affiliates	$126,089	$339,936	$(392,950)	$(7,226)	$16,731	$82,580	$4,100

Total Affiliates	$246,408	$527,393	$(617,876)	$(7,855)	$8,049	$156,119	$10,132

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Together with Cal Regents, the Company previously invested through the Senior Credit Fund. Although the Company owns more than 25% of the voting securities of the Senior Credit Fund, the Company does not believe that it had control over the Senior Credit Fund (other than for purposes of the Investment Company Act). See Note 4 “Investments”.

(3)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(4)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Due to Affiliates

The Investment Adviser pays certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of March 31, 2020 and December 31, 2019, there were $520 and $234 included within Accrued expenses and other liabilities and $625 and $0 included within Interest and other debt expenses payable paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted exemptive relief (“Exemptive Relief”) that permits the Company to co invest with Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”), GS MMLC, Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II”) and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, after the date of the exemptive order, subject to certain conditions including that co-investments are made in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the Exemptive Relief, and are allocated fairly among participants. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS PMMC, GS MMLC, GS PMMC II and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	March 31, 2020		December 31, 2019
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$1,144,910	$1,074,489	$1,094,885	$1,080,670
1st Lien/Last-Out Unitranche	35,303	34,182	35,307	35,278
2nd Lien/Senior Secured Debt	246,270	200,832	263,440	234,025
Unsecured Debt	7,409	7,400	7,409	7,409
Preferred Stock	41,664	53,814	41,664	48,762
Common Stock	75,436	52,030	67,142	48,108

Total Investments	$1,550,992	$1,422,747	$1,509,847	$1,454,252

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	March 31, 2020		December 31, 2019
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Health Care Providers & Services	9.3%	22.3%	10.9%	23.5%
Software	8.3	19.8	8.2	17.7
Interactive Media & Services	7.3	17.4	7.4	15.9
Health Care Technology	7.1	17.0	6.3	13.6
IT Services	6.4	15.3	6.5	14.1
Health Care Equipment & Supplies	5.8	13.9	5.9	12.6
Real Estate Management & Development	5.6	13.5	5.1	11.0
Professional Services	5.2	12.5	5.0	10.7
Diversified Consumer Services	5.0	12.0	2.6	5.7
Commercial Services & Supplies	4.2	9.9	4.5	9.6
Media	3.3	7.9	3.4	7.3
Distributors	3.3	7.8	3.5	7.5
Air Freight & Logistics	3.0	7.2	3.2	7.0
Aerospace & Defense	2.7	6.4	2.2	4.8
Diversified Financial Services	2.6	6.1	2.8	6.1
Hotels, Restaurants & Leisure	2.4	5.6	2.4	5.2
Chemicals	2.2	5.3	2.4	5.2
Road & Rail	2.1	5.0	2.5	5.4
Household Products	1.6	3.9	1.7	3.6
Transportation Infrastructure	1.5	3.6	1.5	3.2
Diversified Telecommunication Services	1.4	3.5	1.4	2.9
Auto Components	1.3	3.2	1.4	3.0
Entertainment	1.2	2.8	1.3	2.7
Life Sciences Tools & Services	0.9	2.3	1.0	2.1
Leisure Products	0.7	1.7	0.7	1.6
Insurance	0.7	1.6	0.7	1.6
Trading Companies & Distributors	0.7	1.6	0.8	1.7
Energy Equipment & Services	0.6	1.5	0.8	1.6
Food Products	0.6	1.4	0.6	1.3
Beverages	0.6	1.4	0.6	1.2
Internet & Direct Marketing Retail	0.5	1.3	0.5	1.1
Communications Equipment	0.4	1.0	0.5	1.1
Textiles, Apparel & Luxury Goods	0.4	0.9	0.5	1.0
Specialty Retail	0.3	0.8	0.4	0.8
Construction & Engineering	0.3	0.7	0.3	0.7
Containers & Packaging	0.3	0.7	0.3	0.7
Capital Markets	0.2	0.4	0.2	0.3
Oil, Gas & Consumable Fuels(1)	0.0	0.0	0.0	0.0

Total	100.0%	239.2%	100.0%	215.1%

(1)	Amount rounds to 0.0%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	March 31, 2020	December 31, 2019
United States	95.8%	95.7%
Canada	2.6	2.6
Ireland	1.3	1.4
Germany	0.2	0.2
Singapore	0.1	0.1

Total	100.0%	100.0%

Senior Credit Fund, LLC

The Senior Credit Fund, an unconsolidated Delaware limited liability company, was formed on May 7, 2014 and commenced operations on October 1, 2014. The Company invested together with Cal Regents through the Senior

Credit Fund. The Senior Credit Fund’s principal purpose was to make investments, either directly or indirectly through its wholly owned subsidiary, Senior Credit Fund SPV I, LLC (“SPV I”), primarily in senior secured loans to middle-market companies. Each of the Company and Cal Regents were responsible for sourcing the Senior Credit Fund’s investments. Each of the Company and Cal Regents had a 50% economic ownership in the Senior Credit Fund and each had subscribed to and has fully contributed $100,000. On December 19, 2016, SPV I entered into an amended and restated credit facility (as amended, the “Asset Based Facility”), which consisted of a revolving credit facility (the “SPV I Revolving Credit Facility”), a term loan facility (the “SPV I Term Loan Facility”) and a Class B loan facility (the “SPV I Class B Facility”), with various lenders. For the Asset Based Facility, Natixis, New York Branch served as the facility agent, and State Street Bank and Trust Company served as the collateral agent. On February 27, 2019, the board of managers of the Senior Credit Fund authorized the liquidation and subsequent dissolution of the Senior Credit Fund and the pro-rata distribution of its assets and liabilities to the members of the Senior Credit Fund. On May 8, 2019, the Company and Cal Regents each contributed $125,555 to the Senior Credit Fund, which was used by the Senior Credit Fund to repay in full all outstanding indebtedness, including all accrued and unpaid interest and fees, under the Asset Based Facility and to fund certain other related expenses that the Senior Credit Fund expects to incur in connection with its dissolution. The Asset Based Facility was then terminated and all liens securing the collateral under the Asset Based Facility were released and terminated.

Following the repayment and termination of the aforementioned Asset Based Facility, the Senior Credit Fund distributed to its members their pro rata share of the assets of the Senior Credit Fund. The pro rata portion of the assets received by the Company included senior secured loans of $215,103 and $210,088 at amortized cost and at fair value, and cash of $9,822. In addition, the Company assumed the obligation to fund outstanding unfunded commitments of the Senior Credit Fund that totaled $5,664, representing its pro rata portion of all unfunded commitments of the Senior Credit Fund at such time. The pro rata portion of the assets received by the Company have been included in the Company’s consolidated financial statements and notes thereto. After the satisfaction of all remaining liabilities and the distribution of remaining assets, the Senior Credit Fund was terminated.

The table below presents the selected statement of operations information for the Senior Credit Fund:

For theThree Months Ended March 31, 2019
Selected Statements of Operations Information:
Total investment income	$9,196
Expenses
Interest and other debt expense	4,002
Professional fees	198
Administration and custodian fees	98
Other expenses	7

Total expenses	$4,305

Total net income	4,891
Net realized gain (loss) on investments	–
Net change in unrealized appreciation (depreciation) on investments	(1,040)

Net increase (decrease) in members’ equity	$3,851

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Level 3 Instruments	Valuation Techniques and Significant Inputs
Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available (i) Transactions in similar instruments; (ii) Discounted cash flow techniques; (iii) Third party appraisals; and (iv) Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including (i) Current financial performance as compared to projected performance; (ii) Capitalization rates and multiples; and (iii) Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of March 31, 2020 and December 31, 2019. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of March 31, 2020(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of March 31, 2020
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured	Discounted cash flows:
	$873,592	• Discount Rate	6.6% – 16.9% (9.3%)
Collateral analysis:
		• Recovery Rate	82.8%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$34,182	• Discount Rate	8.9% – 12.0% (10.9%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$163,719	• Discount Rate	9.2% – 13.4% (11.4%)
Collateral analysis:
		• Recovery Rate	2.5%
	Unsecured Debt	Discounted cash flows:
	$7,400	• Discount Rate	11.9% –12.0% (11.9%)
Collateral analysis:
		• Recovery Rate	99.1%
Equity	Preferred Stock	Comparable multiples:
	$53,814	• EV/Revenue	0.6x – 3.4x (1.2x)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 17.4x (8.6x)
	Common Stock	Discounted cash flows:
	$51,992	• Discount Rate	12.7% –31.5% (24.0%)
Comparable multiples:
		• EV/Revenue	0.5x – 9.7x (5.0x)
Comparable multiples:
		• EV/EBITDA(5)	3.8x – 9.8x (7.2x)

(1)	Included within Level 3 assets of $1,341,509 is an amount of $156,810 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions). The income approach was used in the determination of fair value for $1,074,344 or 86.9% of Level 3 bank loans, corporate debt, and other debt obligations.
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2019(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2019
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured	Discounted cash flows:
	$831,066	• Discount Rate	5.8% – 14.6% (8.9%)
Collateral analysis:
		• Recovery Rate	89.4%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$35,278	• Discount Rate	8.5% – 10.1% (9.7%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$187,033	• Discount Rate	9.9% – 11.7% (10.6%)
Comparable multiples:
		• EV/EBITDA(5)	11.0x – 18.9x (7.8x)
Collateral analysis:
		• Recovery Rate	16.1% – 63.5% (59.3%)
	Unsecured Debt	Discounted cash flows:
	$7,409	• Discount Rate	11.9% –12.0% (11.9%)
Collateral analysis:
		• Recovery Rate	100.0%
Equity	Preferred Stock	Comparable multiples:
	$48,762	• EV/Revenue	1.0x – 3.2x (1.3x)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 19.0x (8.8x)
	Common Stock	Discounted cash flows:
	$47,984	• Discount Rate	13.9% – 31.0% (23.8%)
Comparable multiples:
		• EV/Revenue	0.6x – 9.7x (9.0x)
Comparable multiples:
		• EV/EBITDA(5)	4.3x – 12.7x (7.4x)

(1)	Included within Level 3 assets of $1,340,553 is an amount of $183,021 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions). The income approach was used in the determination of fair value for $1,041,020 or 83.7% of Level 3 bank loans, corporate debt, and other debt obligations.
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of EBITDA.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of March 31, 2020 and December 31, 2019. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates or market yields is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, in the fair value.

As of the dates indicated, the following is a summary of the Company’s assets categorized within the fair value hierarchy.

	March 31, 2020				December 31, 2019
Assets	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$53,607	$1,020,882	$1,074,489	$–	$80,583	$1,000,087	$1,080,670
1st Lien/Last-Out Unitranche	–	–	34,182	34,182	–	–	35,278	35,278
2nd Lien/Senior Secured Debt	–	27,593	173,239	200,832	–	32,992	201,033	234,025
Unsecured Debt	–	–	7,400	7,400	–	–	7,409	7,409
Preferred Stock	–	–	53,814	53,814	–	–	48,762	48,762
Common Stock	38	–	51,992	52,030	124	–	47,984	48,108
Affiliated Money Market Fund	64,306	–	–	64,306	–	–	–	–

Total assets	$64,344	$81,200	$1,341,509	$1,487,053	$124	$113,575	$1,340,553	$1,454,252

Foreign currency forward contracts (asset) (1)	$–	$114	$–	$114	$–	$32	$–	$32

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The below table presents a summary of changes in fair value of Level 3 assets by investment type.

	Beginning Balance	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Sales and Settlements	Net Amortization of Premium/ Discount	Transfers In(2)	Transfers Out(3)	Ending Balance	Net Change in Unrealized Appreciation (Depreciation) for assets still held
For the Three Months Ended March 31, 2020
1st Lien/Senior Secured Debt	$1,000,087	$98,519	$155	$(46,290)	$(31,550)	$1,084	$24,424	$(25,547)	$1,020,882	$(46,472)
1st Lien/Last-Out Unitranche	35,278	–	–	(1,092)	(44)	40	–	–	34,182	(1,092)
2nd Lien/Senior Secured Debt	201,033	26,883	(10,288)	(8,509)	(33,907)	127	–	(2,100)	173,239	(14,899)
Unsecured Debt	7,409	–	–	(9)	–	–	–	–	7,400	(9)
Preferred Stock	48,762	–	–	5,052	–	–	–	–	53,814	5,052
Common Stock	47,984	8,293	–	(4,285)	–	–	–	–	51,992	(4,285)

Total assets	$1,340,553	$133,695	$(10,133)	$(55,133)	$(65,501)	$1,251	$24,424	$(27,647)	$1,341,509	$(61,705)

For the Three Months Ended March 31, 2019
1st Lien/Senior Secured Debt	$711,204	$81,430	$(2)	$(1)	$(14,404)	$1,610	$–	$–	$779,837	$(4)
1st Lien/Last-Out Unitranche	106,879	202	113	(144)	(6,044)	81	–	–	101,087	(176)
2nd Lien/Senior Secured Debt	348,741	10,382	(24,833)	6,982	(93,830)	1,098	–	(6,060)	242,480	(7,119)
Unsecured Debt	6,697	–	–	4	–	–	–	–	6,701	4
Preferred Stock	21,534	25,000	–	(1,669)	–	–	–	–	44,865	(1,669)
Common Stock	21,839	29,231	–	(591)	–	–	–	–	50,479	(591)

Total assets	$1,216,894	$146,245	$(24,722)	$4,581	$(114,278)	$2,789	$–	$(6,060)	$1,225,449	$(9,555)

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Transfers in were primarily due to decreased price transparency.
(3)	Transfers out were primarily due to increased price transparency.

Debt Not Carried at Fair Value

The fair value of the Revolving Credit Facility, which would be categorized as Level 3 within the fair value hierarchy as of March 31, 2020 and December 31, 2019, approximates its carrying value because the Revolving Credit Facility has variable interest based on selected short term rates. The fair value of the Company’s Convertible Notes, which would be categorized as Level 2 within the fair value hierarchy, as of March 31, 2020 and December 31, 2019 was $142,406 and $160,689, based on broker quotes received by the Company. The fair value of the Company’s 2025 Notes, which would be categorized as Level 2 within the fair value hierarchy, as of March 31, 2020 was $334,908, based on vendor pricing received by the Company.

6. DEBT

The Company is permitted to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 150% after such borrowing (if certain requirements are met). As of March 31, 2020 and December 31, 2019, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 165% and 187%.

As of the dates indicated, the Company’s outstanding debt was as follows:

	As of
	March 31, 2020			December 31, 2019
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(4)	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(4)
Revolving Credit Facility(1)(2)	$795,000	$392,312	$402,797	$795,000	$177,039	$618,407
Convertible Notes(3)	155,000	–	151,732	155,000	–	151,320
2025 Notes(4)	360,000	–	353,542	–	–	–

Total Debt	$1,310,000	$392,312	$908,071	$950,000	$177,039	$769,727

(1)	Provides, under certain circumstances, a total borrowing capacity of $1,000,000.
(2)	The Company may borrow amounts in USD or certain other permitted currencies. Debt outstanding denominated in currencies other than USD has been converted to USD using the applicable foreign currency exchange rate as of the applicable reporting date. As of March 31, 2020, the Company had outstanding borrowings denominated in USD of $365,574 and in Euros (EUR) of 33,750. As of December 31, 2019, the Company had outstanding borrowings denominated in USD of $580,550 and in EUR of 33,750.
(3)	The carrying value of the Company’s Convertible Notes is presented net of unamortized debt issuance costs of $2,345 and OID net of accretion of $923 as of March 31, 2020, and net of unamortized debt issuance costs of $2,648 and OID net of accretion of $1,032 as of December 31, 2019.
(4)	The carrying value of the Company’s 2025 Notes is presented net of unamortized debt issuance costs of $6,458 as of March 31, 2020.

The combined weighted average interest rate of the aggregate borrowings outstanding for the three months ended March 31, 2020 and the year ended December 31, 2019 was 3.80% and 4.25%.

Revolving Credit Facility

On September 19, 2013, the Company entered into a Revolving Credit Facility with various lenders. Truist Bank (formerly known as SunTrust Bank) serves as administrative agent and Bank of America, N.A. serves as syndication agent under the Revolving Credit Facility. The Company has amended and restated the Revolving Credit Facility on October 3, 2014, November 4, 2015, December 16, 2016, February 21, 2018, September 17, 2018 and February 25, 2020.

The aggregate committed borrowing amount under the Revolving Credit Facility is $795,000. The Revolving Credit Facility includes an uncommitted accordion feature that allows the Company, under certain circumstances, to increase the borrowing capacity of the Revolving Credit Facility up to $1,000,000. Upon consummation of the Merger, the aggregate committed borrowings under the Revolving Credit Facility will be $1,695,000 and the uncommitted accordion feature will allow the Company to increase the borrowing capacity of the Revolving Credit Facility up to $2,250,000.

Borrowings denominated in USD, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either (i) LIBOR plus a margin of either 1.75% or 1.875%, subject to borrowing base conditions or (ii) an alternative base rate, which is the highest of 0, the Prime Rate, the Federal Funds Effective Rate plus 0.50% and overnight LIBOR plus 1.00%, plus either 0.75% or 0.875%, subject to borrowing base conditions. Borrowings denominated in non-USD bear interest of LIBOR plus a margin of either 1.75% or 1.875%, subject to borrowing base conditions. With respect to borrowings denominated in USD, the Company may elect either the LIBOR, or an alternative base rate at the time of borrowing, and such borrowings may be converted from one rate to another at any time, subject to certain conditions. Interest is payable quarterly in arrears. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on February 25, 2025.

The Revolving Credit Facility may be guaranteed by certain of the Company’s domestic subsidiaries, including any that are formed or acquired by the Company in the future. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The Revolving Credit Facility contains certain covenants, including: (i) maintaining a minimum stockholder’s equity of $500,000 plus 25% of net proceeds of the sale of equity interests after February 25, 2020, (ii) maintaining a minimum asset coverage ratio of at least 150%, (iii) maintaining a minimum asset coverage ratio of 200% with respect to the consolidated assets (with certain limitations on the contribution of equity in financing subsidiaries as specified therein) of the Company and its subsidiary guarantors to the secured debt of the Company and its subsidiary guarantors, (iv) maintaining a minimum Company net worth of at least $350,000, (v) maintaining a minimum liquidity test of at least 10% of the covered debt amount during any period when the adjusted covered debt balance is greater than 90% of the adjusted borrowing base, each as defined in the Revolving Credit Facility, and (vi) complying with restrictions on industry concentrations in the Company’s investment portfolio. The Company is in compliance with these covenants.

Costs of $17,017 were incurred in connection with obtaining and amending the Revolving Credit Facility, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Revolving Credit Facility using the straight-line method. As of March 31, 2020 and December 31, 2019, deferred financing costs were $8,950 and $4,427.

The below table presents the summary information of the Revolving Credit Facility.

	For the Three Months Ended
	March 31, 2020	March 31, 2019

Borrowing interest expense	$3,904	$5,781
Facility fees	333	186
Amortization of financing costs	400	339

Total	$4,637	$6,306

Weighted average interest rate	3.54%	4.38%
Average outstanding balance	$443,639	$534,673

Convertible Notes

On October 3, 2016, the Company closed an offering of $115,000 aggregate principal amount of unsecured Convertible Notes, which includes $15,000 aggregate principal amount issued pursuant to the initial purchasers’ exercise in full of an over-allotment option (the “Initial Convertible Notes”).

On July 2, 2018, the Company closed an additional offering of $40,000 aggregate principal amount of Convertible Notes (the “Additional Convertible Notes” and together with Initial Convertible Notes, the “Convertible Notes”). The Additional Convertible Notes have identical terms, are fungible with and are part of the Initial Convertible Notes.

The Convertible Notes were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee. Wells Fargo and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The Convertible Notes bear interest at a rate of 4.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2017. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. In certain circumstances, the Convertible Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, based on an initial conversion rate of 40.8397 shares of the Company’s common stock per one thousand dollars principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $24.49 per share of common stock, subject to customary anti-dilution adjustments and the other terms of the indenture governing the Convertible Notes. The conversion price is approximately 10.0% above the $22.26 per share closing price of the Company’s common stock on September 27, 2016 and 16.7% above the $20.99 per share closing price of our common stock on June 26, 2018. The Company will not have the right to redeem the Convertible Notes prior to maturity.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding October 1, 2021 only under the following circumstances: (1) during any calendar quarter, if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per one thousand dollars principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after October 1, 2021, until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Notes are accounted for in accordance with ASC Topic 470-20, Debt with Conversion and Other Options. Upon conversion of any of the Convertible Notes, the Company intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, has the option to pay the excess amount in cash or shares of the Company’s common stock (or a combination of cash and shares), subject to the requirements of the indenture governing the Convertible Notes. The Company has determined that the embedded conversion options in the Convertible Notes are not required to be separately accounted for as derivatives under ASC Topic 815, Derivatives and Hedging. At the time of issuance the values of the debt and equity components of the Initial Convertible Notes and Additional Convertible Notes were approximately 99.4% and 0.6%, and 97.9% and 2.1%.

The OID equal to the equity component of the Convertible Notes was recorded in “paid-in capital in excess of par” in the accompanying Consolidated Statements of Assets and Liabilities. The Company records interest expense comprised of both stated interest and amortization of the OID. At the time of issuance, the equity components of the Initial Convertible Notes and the Additional Convertible Notes were $743 and $836. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the values at the time of issuance and accounted for as debt issuance costs and equity issuance costs.

As of the dates indicated, the below table presents the components of the carrying value of the Convertible Notes:

	March 31, 2020	December 31, 2019

Principal amount of debt	$155,000	$155,000
OID, net of accretion	922	1,032
Unamortized debt issuance costs	2,346	2,648

Carrying value	$151,732	$151,320

Stated interest rate	4.50%	4.50%
Effective interest rate (stated interest rate plus accretion of OID)	4.78%	4.77%

The below table presents the components of interest and other debt expenses related to the Convertible Notes:

	For the Three Months Ended
	March 31, 2020	March 31, 2019

Borrowing interest expense	$1,744	$1,744
Accretion of OID	110	104
Amortization of debt issuance costs	303	299

Total	$2,157	$2,147

2025 Notes

On February 10, 2020, the Company closed an offering of $360,000 aggregate principal amount of unsecured notes. The 2025 Notes were issued pursuant to an indenture between the Company and Wells Fargo Bank, as Trustee. Wells Fargo Bank and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The 2025 Notes bear interest at a rate of 3.75% per year, payable semi-annually, commencing on August 10, 2020. The 2025 Notes will mature on February 10, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the indenture.

As of the dates indicated, the below table presents the components of the carrying value of the 2025 Notes:

	March 31, 2020	December 31, 2019

Principal amount of debt	$360,000	N/A
Unamortized debt issuance costs	6,458	N/A

Carrying value	353,542	N/A

Stated interest rate	3.75%	N/A

The below table presents the components of interest and other debt expenses related to the 2025 Notes:

	For the Three Months Ended
	March 31, 2020	March 31, 2019

Borrowing interest expense	$1,912	N/A
Amortization of debt issuance costs	188	N/A

Total	$2,100	N/A

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master

Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statements of Assets and Liabilities as due to/due from broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For the three months ended March 31, 2020 and 2019, the Company’s average USD notional exposure to foreign currency forward contracts was $3,815 and $3,492.

As of the dates indicated, the table below sets forth the Company’s net exposure to foreign currency forward contracts by counterparty that are subject to ISDA Master Agreements or similar agreements.

	Presented on the Consolidated Statements of Financial Condition
	Gross Amount of Assets	Gross Amount of (Liabilities)	Net Amount of Assets or (Liabilities)	Collateral (Received) Pledged (1)	Net Amounts (2)
March 31, 2020

Bank of America, N.A.	$114	$–	$114	$–	$114

December 31, 2019

Bank of America, N.A.	$32	$–	$32	$–	$32

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations was as follows:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Net realized gain (loss) on foreign currency forward contracts	$28	$18
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	82	78

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$110	$96

8. COMMITMENTS AND CONTINGENCIES

Commitments

The Company may enter into investment commitments through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement. As of March 31, 2020, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. The Company had the following unfunded commitments by investment types:

		Unfunded Commitment(2)		Fair Value(3)
	Commitment Expiration Date(1)	March 31, 2020	December 31, 2019	March 31, 2020	December 31, 2019
1st Lien/Senior Secured Debt
Ansira Partners, Inc.	4/16/2020	$96	$96	$(11)	$(3)
Hygiena Borrower LLC	6/29/2020	715	715	(36)	(14)
Convene 237 Park Avenue, LLC (dba Convene)	8/30/2020	2,986	6,220	(448)	(124)
Diligent Corporation	12/19/2020	4,267	4,268	(43)	(43)
Brillio, LLC	2/6/2021	755	1,510	(42)	(15)
CorePower Yoga LLC	5/14/2021	158	1,807	(16)	(27)
CFS Management, LLC (dba Center for Sight Management)	7/1/2021	1,418	1,418	(67)	(14)
Associations, Inc.	7/30/2021	851	912	(62)	(9)
WebPT, Inc.	8/28/2021	1,274	1,274	(105)	(26)
Elemica Parent, Inc.	9/18/2021	560	560	(42)	(14)
Bullhorn, Inc.	10/1/2021	591	727	(27)	(11)
Chronicle Bidco Inc. (dba Lexitas)	11/14/2021	1,352	2,940	(47)	(29)
Eptam Plastics, Ltd.	12/6/2021	1,830	1,830	(78)	(14)
MRI Software LLC	2/10/2022	1,363	–	(177)	–
Netvoyage Corporation (dba NetDocuments)	3/24/2022	654	654	(31)	(8)
Diligent Corporation	4/14/2022	156	156	(2)	(2)
Xactly Corporation	7/29/2022	1,697	1,697	(59)	(21)
Hygiena Borrower LLC	8/26/2022	1,313	1,313	(66)	(26)
Lithium Technologies, Inc.	10/3/2022	2,684	2,684	(141)	(40)
Businessolver.com, Inc.	5/15/2023	1,569	941	(78)	(16)
Integral Ad Science, Inc.	7/19/2023	1,815	1,815	(68)	(27)
FWR Holding Corporation (dba First Watch Restaurants)	8/21/2023	191	88	(11)	(1)
SPay, Inc. (dba Stack Sports)	6/17/2024	380	380	(39)	(12)
Fenergo Finance 3 Limited	9/5/2024	1,654	1,683	(79)	(13)
Fenergo Finance 3 Limited	9/5/2024	1,182	1,182	(56)	(9)
iCIMS, Inc.	9/12/2024	1,868	1,868	(89)	(33)
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)	11/15/2024	510	2,295	(18)	(40)
Wrike, Inc.	12/31/2024	1,600	1,600	(48)	(32)
Apptio, Inc.	1/10/2025	2,225	2,225	(61)	(39)
ConnectWise, LLC	2/28/2025	1,036	1,036	(75)	(13)
Villa Bidco Inc (dba Authority Brands)	3/21/2025	626	–	(14)	–
Mailgun Technologies, Inc.	3/26/2025	993	993	(50)	(17)
Internet Truckstop Group, LLC (dba Truckstop)	4/2/2025	1,800	1,800	(72)	(27)
PlanSource Holdings, Inc.	4/22/2025	3,142	3,142	(173)	(63)
CorePower Yoga LLC	5/14/2025	678	678	(68)	(10)
Wolfpack IP Co. (dba Lone Wolf Technologies)	6/13/2025	3,169	3,169	(79)	(63)
Riverpoint Medical, LLC	6/21/2025	822	1,644	(62)	(16)
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)	7/9/2025	800	1,600	(80)	(32)
WorkForce Software, LLC	7/31/2025	771	771	(50)	(15)
Elemica Parent, Inc.	9/18/2025	102	253	(8)	(6)
CST Buyer Company (dba Intoxalock)	10/3/2025	351	876	(53)	–
Acquia, Inc.	10/31/2025	1,322	1,322	(66)	(26)
Chronicle Bidco Inc. (dba Lexitas)	11/14/2025	880	880	(31)	(18)
Governmentjobs.com, Inc. (dba NeoGov)	2/5/2026	2,441	–	(55)	–
MRI Software LLC	2/10/2026	311	–	(40)	–
Instructure Holdings	3/24/2026	2,000	–	(25)	–
Output Services Group, Inc.	3/27/2020	–	24	–	(4)
Gastro Health Holdco, LLC	4/13/2020	–	754	–	(11)
GlobalTranz Enterprises, Inc.	5/15/2020	–	1,992	–	(179)
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2021	–	4,643	–	(81)
Gastro Health Holdco, LLC	9/13/2021	–	5,100	–	(77)
VRC Companies, LLC (dba Vital Records Control)	3/31/2022	–	394	–	(3)
DDS USA Holding, Inc.	6/30/2022	–	971	–	(5)
Gastro Health Holdco, LLC	9/4/2023	–	2,000	–	(30)
Empirix, Inc.	9/25/2023	–	1,300	–	(130)

		Unfunded Commitment(2)		Fair Value(3)
	Commitment Expiration Date(1)	March 31, 2020	December 31, 2019	March 31, 2020	December 31, 2019
Associations, Inc.	7/30/2024	$–	$587	$–	$(6)
WebPT, Inc.	8/28/2024	–	1,062	–	(21)
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2025	–	1,764	–	(31)
Bullhorn, Inc.	10/1/2025	–	545	–	(8)
Eptam Plastics, Ltd.	12/6/2025	–	686	–	(10)

Total 1st Lien/Senior Secured Debt		$58,958	$84,844	$(3,048)	$(1,564)

2nd Lien/Senior Secured Debt
Hygiena Borrower LLC	6/29/2020	$583	$583	$(45)	$(10)
Genesis Acquisition Co. (dba ProCare Software)	7/31/2020	1,800	1,800	(185)	(45)

Total 2nd Lien/Senior Secured Debt		$2,383	$2,383	$(230)	$(55)

Total		$61,341	$87,227	$(3,278)	$(1,619)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.
(2)	Unfunded commitments denominated in currencies other than USD have been converted to USD using the exchange rate as of the applicable reporting date.
(3)	The fair value is reflected as investments, at fair value in the Consolidated Statements of Assets and Liabilities.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Equity Issuances

There were no sales of the Company’s common stock during the three months ended March 31, 2020 and 2019.

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
For the Three Months Ended March 31, 2020
February 19, 2020	March 31, 2020	April 15, 2020	$0.45
For the Three Months Ended March 31, 2019
February 20, 2019	March 29, 2019	April 15, 2019	$0.45

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors, unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. The following table summarizes shares distributed pursuant to the dividend reinvestment plan to stockholders who had not opted out of the dividend reinvestment plan:

Date Declared	Record Date	Payment Date	Shares
For the Three Months Ended March 31, 2020
October 30, 2019	December 31, 2019	January 15, 2020	34,566
For the Three Months Ended March 31, 2019
October 30, 2018	December 31, 2018	January 15, 2019	39,591

10. EARNINGS (LOSS) PER SHARE

The following information sets forth the computation of basic and diluted earnings (loss) per share:

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Net increase (decrease) in net assets resulting from operations	$(63,780)	$2,215
Weighted average shares outstanding	40,396,319	40,261,057
Basic and diluted earnings (loss) per share	$(1.58)	$0.06

For the purpose of calculating diluted earnings (loss) per common share, the average closing price of the Company’s common stock for the three months ended March 31, 2020 and 2019 was less than the conversion price for the Convertible Notes outstanding as of March 31, 2020 and 2019. Therefore, for the three months ended March 31, 2020 and 2019, diluted earnings (loss) per share equal basic earnings (loss) per share because the underlying shares for the intrinsic value of the embedded options in the Convertible Notes were not dilutive.

11. FINANCIAL HIGHLIGHTS

Below presents the schedule of financial highlights of the Company:

	Three Months Ended March 31, 2020	Three Months Ended March 31, 2019
Per Share Data:(1)
NAV, beginning of period	$16.75	$17.65
Net investment income (loss)	0.45	0.55
Net realized and unrealized gains (losses)(2)	(2.03)	(0.51)
Income tax provision, realized and unrealized gains	–	0.01

Net increase (decrease) in net assets resulting from operations	(1.58)	0.05

Distributions declared from net investment income(3)	(0.45)	(0.45)

Total increase (decrease) in net assets	(2.03)	(0.40)

NAV, end of period	$14.72	$17.25

Market price, end of period	$12.33	$20.54
Shares outstanding, end of period	40,401,637	40,267,216
Weighted average shares outstanding	40,396,319	40,261,057
Total return based on NAV(4)	(9.23)%	(0.01)%
Total return based on market value(5)	(40.16)%	14.33%

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$594,859	$694,746
Ratio of net expenses to average net assets(6)	8.59%	8.11%
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets(6)	2.96%	2.95%
Ratio of interest and other debt expenses to average net assets(7)	5.63%	4.88%
Ratio of incentive fees to average net assets(7)	–	0.28%
Ratio of total expenses to average net assets(6)	9.01%	8.11%
Ratio of net investment income (loss) to average net assets(6)	11.65%	12.98%
Average debt outstanding	$800,397	$689,673
Average debt per share(8)	$19.81	$17.13
Portfolio turnover	6%	8%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period, except for distributions declared, which reflects the actual amount of distributions declared per share for the applicable period.
(2)	The amount shown may not correspond with the aggregate amount paid for the period as it includes the effect of the timing of the distribution.
(3)	The per share data for distributions declared reflects the actual amount of distributions declared per share for the applicable period.
(4)	Total return based on NAV is calculated as the change in NAV per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan.

(5)	Total return based on market value is calculated as the change in market value per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan.
(6)	Annualized except for certain operating expenses.
(7)	Annualized.
(8)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

12. PENDING MERGER WITH GS MMLC

On December 9, 2019, the Company entered into the Merger Agreement with GS MMLC, Merger Sub, and the Investment Adviser. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GS MMLC, with GS MMLC continuing as the surviving company and, immediately thereafter, GS MMLC will merge with and into the Company, with the Company continuing as the surviving company. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Pursuant to the Merger, each share of GS MMLC common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into 0.9939 shares of the Company’s common stock (the “Exchange Ratio”) in connection with the closing of the Merger (other than certain excluded shares as described in the Merger Agreement). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time, (i) either GS MMLC or the Company declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of the Company’s common stock or GS MMLC common stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, other than shares issued pursuant to the Company’s distribution reinvestment plan, as permitted by the Merger Agreement. No fractional shares of the Company’s common stock will be issued, and holders of GS MMLC common stock will receive cash in lieu of fractional shares.

Consummation of the Merger is subject to certain closing conditions, including (a) the Company’s stockholder approval of each of the Merger, the amended and restated certificate of incorporation of the Company, the issuance of shares of the Company’s common stock and the New Investment Management Agreement (b) GS MMLC stockholder approval of each of the Merger and the New Investment Management Agreement, (c) the effectiveness of the registration statement on Form N-14, which includes a joint proxy statement of the Company and GS MMLC, and a prospectus of the Company and (d) certain other closing conditions. The Merger Agreement also contains certain termination rights in favor of the Company and GS MMLC, including if the Merger is not completed on or before December 9, 2020 or if the requisite approvals of the Company’s stockholders or GS MMLC’s stockholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, the Company may be required to pay GS MMLC a termination fee of $20.5 million, or GS MMLC may be required to pay the Company a termination fee of $27.8 million.

The Merger is expected to be accounted for as an asset acquisition of GS MMLC by the Company in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues, with the fair value of total consideration paid in conjunction with the Merger allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Merger. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of GS MMLC’s assets and liabilities.

13. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the unaudited consolidated financial statements were issued. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On May 5, 2020, the Board of Directors declared a quarterly distribution of $0.45 per share payable on July 15, 2020 to holders of record as of June 30, 2020.

Management’s Report on Internal Control over Financial Reporting

GSBD’s management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act). Under the supervision and with the participation of management, including the Chief Executive Officer and Chief Financial Officer, GSBD conducted an evaluation of the effectiveness of its internal control over financial reporting based on the criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on GSBD’s evaluation, management concluded that its internal control over financial reporting was effective as of December 31, 2019.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

The effectiveness of GSBD’s internal control over financial reporting as of December 31, 2019 has been attested to by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report included on page F-58 of this joint proxy statement/prospectus.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Goldman Sachs BDC, Inc.

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs BDC, Inc. and its subsidiaries (the “Company”) as of December 31, 2019 and 2018, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2019, including the related notes (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control—Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 and 2018 by correspondence with the custodian, agent banks, portfolio company investees, transfer agent, and brokers; when replies were not received, we performed other auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Certain Level 3 Debt Investments Developed Using Significant Unobservable Inputs Utilized in the Income Approach

As described in Note 5 to the consolidated financial statements, the Company held $1,341 million of total level 3 investments at fair value as of December 31, 2019, with debt investments representing approximately 93% of this total. For $1,041 million or 84% of those level 3 debt investments, the fair values were determined by management using the income approach. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment. Included in the consideration and selection of discount rates or market yields is risk of default, rating of the investment, call provisions and comparable company investments.

The principal considerations for our determination that performing procedures relating to the valuation of certain level 3 debt investments developed using significant unobservable inputs utilized in the income approach is a critical audit matter are that there was significant judgment and estimation by management to determine the fair value of these investments due to the development of the discount rate or market yield. This in turn led to a high degree of auditor judgment, subjectivity and effort to perform procedures and to evaluate the audit evidence obtained related to the valuation of certain level 3 debt investments. In addition, the audit effort involved the use of professionals with specialized skill and knowledge to assist in performing these procedures and evaluating the audit evidence obtained.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of certain level 3 debt investments, including controls over the development of significant unobservable inputs used in the income approach, including the discount rate or market yield.

These procedures also included, among others, either (i) testing management’s process for determining the fair value estimate, which included evaluating the appropriateness of the discounted cash flow technique; testing the completeness, accuracy, and relevance of the underlying data used in the technique; and evaluating the significant unobservable inputs used by management, including the discount rate or market yield, by considering the consistency of the unobservable inputs with external market and industry data and evidence obtained in other areas of the audit; or (ii) the involvement of professionals with specialized skill and knowledge to assist in developing an independent fair value estimate range for certain level 3 debt investments and comparison of management’s estimate to the independently developed range of fair value estimates. Developing the independent range involved developing independent significant unobservable inputs for the discount rate or market yield in order to evaluate the reasonableness of management’s fair value estimate of these certain level 3 debt investments using a range of available market information.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2020

We have served as the auditor of one or more investment companies in the following group of business development companies

since 2012 - Goldman Sachs BDC, Inc.,

Goldman Sachs Middle Market Lending Corp.,

Goldman Sachs Private Middle Market Credit LLC, and

Goldman Sachs Private Middle Market Credit II LLC

Goldman Sachs BDC, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2019	December 31, 2018
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,338,268 and $1,155,641, respectively)	$1,298,133	$1,129,036
Non-controlled affiliated investments (cost of $83,460 and $143,700, respectively)	82,580	126,089
Controlled affiliated investments (cost of $88,119 and $126,217, respectively)	73,539	120,319
Cash	9,409	6,113
Receivable for investments sold	93	47
Unrealized appreciation on foreign currency forward contracts	32	89
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	5,702	6,969
Dividend receivable from controlled affiliated investments	—	2,550
Deferred financing costs	4,427	5,436
Deferred offering costs	276	165
Other assets	1,084	163

Total assets	$1,475,275	$1,396,976

Liabilities
Debt (net of debt issuance costs of $3,680 and $5,318, respectively)	$769,727	$659,101
Interest and other debt expenses payable	2,304	2,428
Management fees payable	3,653	3,434
Incentive fees payable	1,850	—
Distribution payable	18,165	18,102
Accrued offering costs	28	2
Accrued expenses and other liabilities	3,423	4,017

Total liabilities	$799,150	$687,084

Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 40,367,071 and 40,227,625 shares issued and outstanding as of December 31, 2019 and December 31, 2018, respectively)	40	40
Paid-in capital in excess of par	778,132	802,216
Distributable earnings	(100,626)	(90,943)
Allocated income tax expense	(1,421)	(1,421)

TOTAL NET ASSETS	$676,125	$709,892

TOTAL LIABILITIES AND NET ASSETS	$1,475,275	$1,396,976

Net asset value per share	$16.75	$17.65

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	For the Years Ended December 31,
	2019	2018	2017
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$133,550	$122,600	$113,402
Payment-in-kind	1,052	761	—
Other income	2,527	2,064	3,273

Total investment income from non-controlled/non-affiliated investments	137,129	125,425	116,675
From non-controlled affiliated investments:
Payment-in-kind	1,107	6,235	7,198
Interest income	2,766	2,545	1,861
Dividend income	178	148	27
Other income	49	37	25

Total investment income from non-controlled affiliated investments	4,100	8,965	9,111
From controlled affiliated investments:
Payment-in-kind	2,311	1,791	37
Interest income	271	—	—
Dividend income	3,450	10,550	9,650
Other income	—	—	1,308

Total investment income from controlled affiliated investments	6,032	12,341	10,995

Total investment income	$147,261	$146,731	$136,781

Expenses:
Interest and other debt expenses	$36,313	$26,232	$19,607
Management fees	14,696	15,971	17,828
Incentive fees	9,220	13,988	12,775
Professional fees	2,954	3,083	2,194
Administration, custodian and transfer agent fees	971	936	824
Directors’ fees	465	461	716
Other expenses	1,498	1,642	1,292

Total expenses	$66,117	$62,313	$55,236

Incentive fees waiver	(394)	—	—

Net expenses	$65,723	$62,313	$55,236

NET INVESTMENT INCOME BEFORE TAXES	$81,538	$84,418	$81,545

Income tax expense, including excise tax	$1,819	$1,582	$1,552

NET INVESTMENT INCOME AFTER TAXES	$79,719	$82,836	$79,993

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$(31,278)	$1,722	$(63,821)
Non-controlled affiliated investments	(7,226)	9	(2,492)
Controlled affiliated investments	(629)	—	—
Foreign currency forward contracts	151	7	—
Foreign currency transactions	(47)	(189)	—
Net change in unrealized appreciation (depreciation) from:
Non controlled/non-affiliated investments	(13,530)	(23,558)	47,363
Non-controlled affiliated investments	16,731	(3,551)	(8,448)
Controlled affiliated investments	(8,682)	(3,653)	(3,047)
Foreign currency forward contracts	(57)	89	—
Foreign currency translations	823	688	—

Net realized and unrealized gains (losses)	$(43,744)	$(28,436)	$(30,445)

(Provision) benefit for taxes on realized gain/loss on investments	121	(446)	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	52	(276)	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,148	$53,678	$49,548

Weighted average shares outstanding	40,313,662	40,184,715	38,633,652
Net investment income per share (basic and diluted)	$1.98	$2.06	$2.07
Earnings per share (basic and diluted)	$0.90	$1.34	$1.28

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

	For the Years Ended December 31,
	2019	2018	2017
Net assets at beginning of period	$709,892	$725,830	$665,137
Increase (decrease) in net assets resulting from operations:
Net investment income	$79,719	$82,836	$79,993
Net realized gain (loss)	(39,029)	1,549	(66,313)
Net change in unrealized appreciation (depreciation)	(4,715)	(29,985)	35,868
(Provision) benefit for taxes on realized gain/loss on investments	121	(446)	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	52	(276)	—

Net increase (decrease) in net assets resulting from operations	$36,148	$53,678	$49,548

Distributions to stockholders from:
Distributable earnings	$(72,574)	$(72,339)	$(70,504)

Total distributions to stockholders	$(72,574)	$(72,339)	$(70,504)

Capital transactions:
Issuance of common stock	$—	$—	$80,288
Equity component of convertible notes	—	799	—
Reinvestment of stockholder distributions	2,659	1,924	1,361

Net increase (decrease) in net assets resulting from capital transactions	$2,659	$2,723	$81,649

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(33,767)	$(15,938)	$60,693

Net assets at end of period	$676,125	$709,892	$725,830

Distributions declared per share	$1.80	$1.80	$1.80

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

	For the Years Ended December 31,
	2019	2018	2017
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$36,148	$53,678	$49,548
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(700,375)	(450,078)	(569,463)
Payment-in-kind interest capitalized	(4,321)	(8,672)	(7,188)
Investments in affiliated money market fund, net	—	11,539	(11,538)
Proceeds from sales of investments and principal repayments	579,005	321,717	464,259
Dissolution of Senior Credit Fund, LLC	9,822	—	—
Net realized (gain) loss on investments	39,140	(1,731)	66,313
Net change in unrealized (appreciation) depreciation on investments	5,481	30,762	(35,868)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	47	(90)	—
Amortization of premium and accretion of discount, net	(7,560)	(9,129)	(9,076)
Amortization of deferred financing and debt issuance costs	2,638	2,301	1,986
Amortization of original issue discount on convertible notes	424	267	117
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	(46)	(47)	—
(Increase) decrease in interest and dividends receivable	3,817	1,183	(936)
(Increase) decrease in other income receivable	—	1,308	904
(Increase) decrease in other assets	(921)	(161)	74
Increase (decrease) in interest and other debt expenses payable	(45)	661	179
Increase (decrease) in management fees payable	219	(1,213)	241
Increase (decrease) in incentive fees payable	1,850	(3,180)	1,706
Increase (decrease) in directors’ fees payable	—	—	(8)
Increase (decrease) in accrued expenses and other liabilities	(594)	1,644	(547)

Net cash provided by (used for) operating activities	$(35,271)	$(49,241)	$(49,297)

Cash flows from financing activities:
Proceeds from issuance of common stock (net of underwriting costs)	$—	$—	$81,571
Offering costs paid	(85)	(177)	(1,182)
Distributions paid	(69,852)	(70,372)	(67,433)
Deferred financing and debt issuance costs paid	(494)	(3,873)	(118)
Borrowings on debt	560,588	483,919	516,850
Repayments of debt	(451,600)	(365,750)	(473,350)

Net cash provided by (used for) financing activities	$38,557	$43,747	$56,338

Net increase (decrease) in cash	3,286	(5,494)	7,041
Effect of foreign exchange rate changes on cash and cash equivalents	10	1	—
Cash, beginning of period	6,113	11,606	4,565

Cash, end of period	$9,409	$6,113	$11,606

Supplemental and non-cash financing activities
Interest expense paid	$32,415	$22,120	$16,340
Accrued but unpaid excise tax expense	$1,979	$1,787	$1,515
Accrued but unpaid deferred financing and debt issuance costs	$—	$79	$—
Accrued but unpaid offering costs	$28	$2	$289
Accrued but unpaid distributions	$18,165	$18,102	$18,059
Reinvestment of stockholder distributions	$2,659	$1,924	$1,361
Non-cash purchases of investments	$(287,664)	$(19,915)	$—
Non-cash sales of investments	$297,442	$19,915	$65,713

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
1st Lien/Senior Secured Debt – 159.83%# *
3SI Security Systems, Inc.(1)	Commercial Services & Supplies	7.65%	L + 5.75%; 1.00% Floor	06/16/2023	$14,773	$14,647	$14,626
A Place For Mom, Inc.	Diversified Consumer Services	5.55%	L + 3.75%; 1.00% Floor	08/10/2024	8,842	8,835	8,621
Accuity Delivery Systems, LLC^ (1) (2)	Health Care Providers & Services	8.75%	L + 7.00%; 1.00% Floor	06/13/2023	10,170	9,945	10,094
Acquia, Inc.(2)	Software	8.91%	L + 7.00%; 1.00% Floor	10/31/2025	12,364	12,122	12,117
Acquia, Inc.(2) (3)	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,322	(26)	(26)
Animal Supply Holdings, LLC^^ (1) (4)	Distributors	11.93%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	02/22/2022	3,879	3,845	3,821
Ansira Partners, Inc.	Professional Services	7.55%	L + 5.75%; 1.00% Floor	12/20/2022	4,578	4,552	4,441
Ansira Partners, Inc.(3)	Professional Services	7.51%	L + 5.75%; 1.00% Floor	12/20/2022	281	184	177
Apptio, Inc.(1) (2)	IT Services	8.96%	L + 7.25%; 1.00% Floor	01/10/2025	32,702	32,126	32,130
Apptio, Inc.(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	2,225	(37)	(39)
Associations, Inc.(1) (2)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	13,546	13,413	13,411
Associations, Inc.(1) (2) (3)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,981	2,040	2,039
Associations, Inc.(1) (2) (3)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	587	(6)	(6)
ATX Networks Corp.	Communications Equipment	8.94%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	7,285	7,263	6,702
ATX Networks Corp.	Communications Equipment	8.94%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	463	458	426
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.80%	L + 5.00%; 1.00% Floor	09/11/2023	7,150	7,091	6,793
Barbri, Inc.	Diversified Consumer Services	6.46%	L + 4.25%; 1.00% Floor	12/01/2023	6,243	6,222	6,118
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	Hotels, Restaurants & Leisure	7.55%	L + 5.75%; 1.00% Floor	08/19/2025	6,209	6,150	6,147
Brillio, LLC(1) (2)	IT Services	6.55%	L + 4.75%; 1.00% Floor	02/06/2025	4,497	4,458	4,452
Brillio, LLC(1) (2) (3)	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	1,510	—	(15)
Bullhorn, Inc. (1) (2)	Professional Services	7.44%	L + 5.50%; 1.00% Floor	10/01/2025	10,995	10,835	10,830
Bullhorn, Inc.(1) (2) (3)	Professional Services	7.46%	L + 5.50%; 1.00% Floor	10/01/2025	909	169	168
Bullhorn, Inc.(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	10/01/2025	545	(8)	(8)
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,367	12,329
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	1,853	1,849
Businessolver.com, Inc.(1) (2) (3)	Health Care Technology	9.98%	L + 7.50%; 1.00% Floor	05/15/2023	1,569	606	600
CFS Management, LLC (dba Center for Sight Management)(1) (2)	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	4,797	4,752	4,749
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	1,418	(13)	(14)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Chronicle Bidco Inc. (dba Lexitas)(2)	Professional Services	7.66%	L + 5.75%; 1.00% Floor	11/14/2025	$7,000	$6,862	$6,860
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	880	(17)	(18)
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	2,940	(29)	(29)
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	7,471	7,351	7,322
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	4,943	4,862	4,844
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,793	8,744
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%	03/28/2025	6,602	6,507	6,486
ConnectWise, LLC(2)	IT Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2025	13,566	13,299	13,397
ConnectWise, LLC(2) (3)	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	1,036	(20)	(13)
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	21,200	20,799	20,776
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	6,220	(58)	(124)
CorePower Yoga LLC(2)	Diversified Consumer Services	6.44%	L + 4.50%	05/14/2025	8,315	8,201	8,191
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.75%	05/14/2025	678	(9)	(10)
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.50%	05/14/2025	1,807	(24)	(27)
CST Buyer Company (dba Intoxalock)(2)	Diversified Consumer Services	7.55%	L + 5.75%; 1.00% Floor	10/03/2025	12,342	12,188	12,342
CST Buyer Company (dba Intoxalock)(2) (3)	Diversified Consumer Services		L + 5.75%; 1.00% Floor	10/03/2025	876	(11)	—
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	3,805	3,791	3,786
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	3,599	3,586	3,581
DDS USA Holding, Inc.(1) (2) (3)	Health Care Equipment & Supplies	9.00%	P + 4.25%; 1.00% Floor	06/30/2022	1,079	104	102
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€16,016	18,378	17,786
Diligent Corporation(1) (2)	Professional Services	7.58%	L + 5.50%; 1.00% Floor	04/14/2022	3,831	3,797	3,792
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	1,475	1,462	1,461

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Diligent Corporation(1) (2) (3)	Professional Services	7.48%	L + 5.50%; 1.00% Floor	04/14/2022	$1,300	$1,123	$1,131
Diligent Corporation(1) (2)	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	507	502	501
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	245	243	243
Diligent Corporation(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	4,268	(37)	(43)
DiscoverOrg, LLC(2)	Software	6.30%	L + 4.50%	02/02/2026	16,079	15,934	16,119
DocuTAP, Inc.(1) (2)	Health Care Technology	7.30%	L + 5.50% 1.00% Floor	05/12/2025	24,093	23,543	24,093
E2open, LLC(1) (2)	Software	7.66%	L + 5.75%; 1.00% Floor	11/26/2024	16,259	16,109	16,097
Elemica Parent, Inc.(1) (2)	Chemicals	7.40%	L + 5.50%	09/18/2025	2,906	2,836	2,833
Elemica Parent, Inc.(1) (2) (3)	Chemicals	7.40%	L + 5.50%	09/18/2025	380	118	118
Elemica Parent, Inc.(1) (2) (3)	Chemicals		L + 5.50%	09/18/2025	560	(7)	(14)
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	8.20%	L + 6.25%; 1.00% Floor	09/25/2024	22,084	21,764	19,876
Empirix, Inc.(1) (2) (3)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,300	(17)	(130)
Eptam Plastics, Ltd.(2)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	4,300	4,236	4,235
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	915	215	215
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	1,830	(14)	(14)
Fenergo Finance 3 Limited(1) (2) (5)	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,391	19,816
Fenergo Finance 3 Limited(1) (2) (3) (5)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(16)	(9)
Fenergo Finance 3 Limited(1) (2) (3) (5)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(24)	(13)
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	4,449	4,375	4,405
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	889	875	880
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	562	553	556
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	587	490	493

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.45%	L + 5.50%; 1.00% Floor	09/04/2024	$12,630	$12,422	$12,440
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.43%	L + 5.50%; 1.00% Floor	09/04/2024	5,079	4,994	5,003
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services	7.40%	L + 5.50%; 1.00% Floor	09/04/2024	4,876	4,057	4,048
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2023	2,000	(30)	(30)
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2024	5,100	(42)	(77)
GH Holding Company (dba Grace Hill)(1)	Real Estate Management & Development	6.30%	L + 4.50%	02/28/2023	7,388	7,363	7,351
GI Revelation Acquisition LLC (dba Consilio)	IT Services	6.80%	L + 5.00%	04/16/2025	4,682	4,663	4,398
GK Holdings, Inc. (dba Global Knowledge)	IT Services	7.94%	L + 6.00%; 1.00% Floor	01/20/2021	8,550	8,537	6,412
GlobalTranz Enterprises, Inc.(2)	Road & Rail	6.79%	L + 5.00%	05/15/2026	7,681	7,538	6,990
GlobalTranz Enterprises, Inc.(2) (3)	Road & Rail		L + 5.00%	05/15/2026	1,992	—	(179)
Granicus, Inc.(2)	Software	6.69%	L + 4.75%; 1.00% Floor	09/07/2022	9,947	9,866	9,847
Halo Branded Solutions, Inc.	Commercial Services & Supplies	6.30%	L + 4.50%; 1.00% Floor	06/30/2025	8,491	8,419	8,278
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2)	Hotels, Restaurants & Leisure	8.71%	L + 6.75%; 1.00% Floor	07/09/2025	23,157	22,723	22,694
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2) (3)	Hotels, Restaurants & Leisure	8.54%	L + 6.75%; 1.00% Floor	07/09/2025	1,883	248	245
Hygiena Borrower LLC	Life Sciences Tools & Services	5.94%	L + 4.00%; 1.00% Floor	08/26/2022	12,521	12,432	12,271
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	715	(3)	(14)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,313	(11)	(26)
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,403	29,372
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	5,506	5,405	5,409
iCIMS, Inc.(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(29)	(33)
Infinity Sales Group(1)	Media	12.45%	L + 10.50%; 1.00% Floor	11/23/2022	25,579	25,579	27,625
Integral Ad Science, Inc.(1) (2)	Interactive Media & Services	9.05%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	25,653	25,244	25,269
Integral Ad Science, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(26)	(27)
Internet Truckstop Group, LLC (dba Truckstop)(1) (2)	Transportation Infrastructure	6.95%	L + 5.00%; 1.00% Floor	04/02/2025	22,208	21,710	21,875
Internet Truckstop Group, LLC (dba Truckstop)(1) (2) (3)	Transportation Infrastructure		L + 5.00%; 1.00% Floor	04/02/2025	1,800	(39)	(27)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Iracore International Holdings, Inc.^ (1)	Energy Equipment & Services	10.88%	L + 9.00%; 1.00% Floor	04/12/2021	$2,917	$2,917	$2,917
Jill Acquisition LLC (dba J. Jill)	Textiles, Apparel & Luxury Goods	6.93%	L + 5.00%; 1.00% Floor	05/08/2022	6,841	6,817	5,575
Kawa Solar Holdings Limited^ (1) (5) (6)	Construction & Engineering			05/26/2020	3,917	3,575	3,502
Kawa Solar Holdings Limited^ (1) (5) (6)	Construction & Engineering			05/26/2020	5,201	2,683	—
Lithium Technologies, Inc.(1) (2)	Interactive Media & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,373	38,381
Lithium Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	2,684	(37)	(40)
Mailgun Technologies, Inc.(1) (2)	Interactive Media & Services	6.95%	L + 5.00%; 1.00% Floor	03/26/2025	15,896	15,607	15,618
Mailgun Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 5.00%; 1.00% Floor	03/26/2025	993	—	(17)
Mervin Manufacturing, Inc.(1)	Leisure Equipment & Products	9.30%	L + 7.50%; 1.00% Floor	09/30/2022	10,886	10,885	10,668
Midwest Transport, Inc.(1) (2)	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	11,906	11,812	11,787
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2)	Health Care Technology	7.43%	L + 5.50%; 1.00% Floor	11/15/2024	20,713	20,350	20,351
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2) (3)	Health Care Technology	7.44%	L + 5.50%; 1.00% Floor	11/15/2024	3,188	840	837
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	3,990	3,913	3,940
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	8,514	8,401	8,408
Netvoyage Corporation (dba NetDocuments)(1) (2) (3)	Software		L + 7.75%; 1.00% Floor	03/24/2022	654	(6)	(8)
Output Services Group, Inc.	Diversified Consumer Services	6.30%	L + 4.50%; 1.00% Floor	03/27/2024	3,942	3,928	3,262
Output Services Group, Inc.(3)	Diversified Consumer Services		L + 4.25%; 1.00% Floor	03/27/2024	24	—	(4)
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	4,771	4,730	4,723
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	1,686	1,671	1,669
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	3,238	3,233	3,222

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	$1,760	$1,756	$1,751
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	1,729	1,721	1,720
Pharmalogic Holdings Corp.(1)	Health Care Equipment & Supplies	5.80%	L + 4.00%	06/11/2023	930	928	925
Picture Head Midco LLC(1) (2)	Entertainment	8.55%	L + 6.75%; 1.00% Floor	08/31/2023	18,437	18,140	18,160
PlanSource Holdings, Inc.(1) (2)	Health Care Technology	8.15%	L + 6.25%; 1.00% Floor	04/22/2025	22,780	22,366	22,324
PlanSource Holdings, Inc.(1) (2) (3)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	3,142	(56)	(63)
Power Stop, LLC(2)	Auto Components	6.44%	L + 4.50%	10/19/2025	7,524	7,508	7,449
Premier Imaging, LLC (dba Lucid Health)(2)	Health Care Providers & Services	7.49%	L + 5.75%; 1.00% Floor	01/02/2025	11,771	11,596	11,594
Professional Physical Therapy(1)	Health Care Providers & Services	8.44%	L + 6.75% (incl. 0.75% PIK); 1.00% Floor	12/16/2022	5,826	5,121	4,952
PT Intermediate Holdings III, LLC (dba Parts Town)(2)	Trading Companies & Distributors	7.44%	L + 5.50%; 1.00% Floor	10/15/2025	11,760	11,702	11,701
Regulatory DataCorp, Inc.	Diversified Financial Services	6.44%	L + 4.50%; 1.00% Floor	09/21/2022	2,456	2,456	2,407
Riverpoint Medical, LLC(1) (2)	Health Care Equipment & Supplies	6.97%	L + 5.00%; 1.00% Floor	06/21/2025	8,998	8,956	8,908
Riverpoint Medical, LLC(1) (2) (3)	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	1,644	(7)	(16)
Selectquote, Inc.(2)	Insurance	7.70%	L + 6.00%; 1.00% Floor	11/05/2024	10,700	10,492	10,486
SF Home Décor, LLC (dba SureFit Home Décor)(1) (2)	Household Products	11.70%	L + 9.75%; 1.00% Floor	07/13/2022	18,993	18,576	18,280
Shopatron, LLC (dba Kibo)(1) (2)	Internet & Catalog Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	6,011	5,909	5,921
Shopatron, LLC (dba Kibo)(1) (2) (4)	Internet & Catalog Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	1,853	1,834	1,825
SMS Systems Maintenance Services, Inc.	IT Services	6.80%	L + 5.00%; 1.00% Floor	10/30/2023	7,275	7,252	5,602
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.55%	L + 5.75%; 1.00% Floor	06/17/2024	10,332	10,170	9,996
SPay, Inc. (dba Stack Sports)(1) (2) (3)	Interactive Media & Services	7.52%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	743	723
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.76%	L + 5.75%; 1.00% Floor	06/17/2024	381	378	369
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	13,432	13,241	13,197

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	$1,857	$67	$60
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services		L + 5.25%; 1.00% Floor	08/15/2025	4,643	(37)	(81)
Tronair Parent Inc.	Air Freight & Logistics	6.66%	L + 4.75%; 1.00% Floor	09/08/2023	6,790	6,751	6,111
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	6.80%	L + 5.00%; 1.00% Floor	05/17/2021	6,305	6,283	5,801
US Med Acquisition, Inc.(1)	Health Care Equipment & Supplies	10.44%	L + 8.50%; 1.00% Floor	08/13/2021	29,644	29,445	29,051
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	8.16%	L + 6.25%; 1.00% Floor	07/02/2025	12,989	12,773	12,860
VRC Companies, LLC (dba Vital Records Control)(1)	Commercial Services & Supplies	8.30%	L + 6.50%; 1.00% Floor	03/31/2023	18,690	18,493	18,549
VRC Companies, LLC (dba Vital Records Control)(1) (3)	Commercial Services & Supplies	8.60%	L + 6.50%; 1.00% Floor	03/31/2022	882	479	481
WebPT, Inc.(1) (2)	Health Care Technology	8.66%	L + 6.75%; 1.00% Floor	08/28/2024	10,192	10,000	9,988
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,062	(20)	(21)
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,274	(12)	(26)
Wine.com, LLC(1) (2)	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,291	6,272
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (5)	Real Estate Management & Development	8.29%	L + 6.50%; 1.00% Floor	06/13/2025	31,694	31,106	31,060
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (3) (5)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	3,169	(58)	(63)
WorkForce Software, LLC(1) (2)	Software	8.41%	L + 6.50%; 1.00% Floor	07/31/2025	8,735	8,570	8,560
WorkForce Software, LLC(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	07/31/2025	771	(14)	(15)
Wrike, Inc.(1) (2)	Professional Services	8.55%	L + 6.75%; 1.00% Floor	12/31/2024	22,704	22,289	22,250
Wrike, Inc.(1) (2) (3)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(27)	(32)
Xactly Corporation(1) (2)	IT Services	9.05%	L + 7.25%; 1.00% Floor	07/29/2022	27,173	26,832	26,834

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Xactly Corporation(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	$1,697	$(18)	$(21)
Yasso, Inc.(1) (2)	Food Products	9.55%	L + 7.75%; 1.00% Floor	03/23/2022	8,028	7,948	7,767

Total 1st Lien/Senior Secured Debt						1,094,885	1,080,670
1st Lien/Last-Out Unitranche (7) – 5.22%
Doxim, Inc.(1) (2)	Diversified Financial Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,611	11,602
Doxim, Inc.(1) (2)	Diversified Financial Services	7.90%	L + 6.00%; 1.00% Floor	02/28/2024	624	609	609
RugsUSA, LLC(1) (2)	Household Products	8.45%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,798	5,796
Smarsh, Inc.(1) (2)	Interactive Media & Services	9.68%	L + 7.88%; 1.00% Floor	03/31/2021	17,401	17,289	17,271

Total 1st Lien/Last-Out Unitranche						35,307	35,278
2nd Lien/Senior Secured Debt – 34.61%
American Dental Partners, Inc.(1) (2)	Health Care Providers & Services	10.44%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,644	5,637
Bolttech Mannings, Inc.^^ (1)	Commercial Services & Supplies	9.91%	L + 8.00% PIK	11/19/2021	23,453	23,453	22,515
DiscoverOrg, LLC(2)	Software	10.19%	L + 8.50%	02/01/2027	10,000	9,861	10,000
ERC Finance, LLC (dba Eating Recovery Center)(1) (2)	Health Care Providers & Services	10.02%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,448	19,454
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	Diversified Financial Services	9.60%	L + 7.50%	07/31/2025	7,000	6,851	6,825
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(18)	(45)
GK Holdings, Inc. (dba Global Knowledge)	IT Services	12.19%	L + 10.25%; 1.00% Floor	01/20/2022	3,000	2,977	2,100
Hygiena Borrower LLC(1)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,832	1,827
Hygiena Borrower LLC(1) (3)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	680	91	85
ICP Industrial, Inc.(1) (2)	Chemicals	10.04%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	20,026	19,992
IHS Intermediate Inc. (dba Interactive Health Solutions)(1) (8)	Health Care Providers & Services		L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,902	2,500
Market Track, LLC(1) (2)	Internet & Catalog Retail	9.68%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,695	21,368
MPI Products LLC(1) (4) (8)	Auto Components		L + 9.00%; 1.00% Floor	01/30/2020	20,000	19,090	12,700
National Spine and Pain Centers, LLC(1) (2)	Health Care Providers & Services	10.05%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,678	18,384
Odyssey Logistics & Technology Corporation(2)	Road & Rail	9.80%	L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,381	18,067

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	Air Freight & Logistics	9.90%	L + 8.00%; 1.00% Floor	02/03/2025	$41,667	$41,107	$40,937
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	8.80%	L + 7.00%; 1.00% Floor	01/31/2026	6,248	6,222	4,925
YI, LLC (dba Young Innovations)(1) (2)	Health Care Equipment & Supplies	9.69%	L + 7.75%; 1.00% Floor	11/07/2025	15,235	14,868	14,854
Zep Inc.(2)	Chemicals	10.19%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,332	11,900

Total 2nd Lien/Senior Secured Debt						263,440	234,025
Unsecured Debt – 1.10%
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	Aerospace & Defense	12.00% PIK		03/06/2021	4,417	4,417	4,417
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1)	Aerospace & Defense	12.00% PIK		03/06/2021	1,928	1,928	1,928
Conergy Asia & ME Pte. LTD.^ (1) (5)	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,064

Total Unsecured Debt						7,409	7,409

Investment *	Industry	Interest Rate	Par Amount/Shares (++)	Cost	Fair Value
Preferred Stock – 7.21%
Accuity Delivery Systems, LLC^ (1) (2) (6) (9)	Health Care Providers & Services		$97,130	$3,200	$5,119
Animal Supply Holdings, LLC^^ (1) (6) (9)	Distributors		250,000	25,000	23,100
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	Aerospace & Defense		1,108,333	10,186	18,476
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	Construction & Engineering		600,000	600	—
Kawa Solar Holdings Limited^ (1) (5) (8) (9)	Construction & Engineering	8.00%	63,260	778	—
Wine.com, LLC(1) (2) (6) (9)	Beverages		221,072	1,900	2,067

Total Preferred Stock				41,664	48,762

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate	Par Amount/Shares (++)	Cost	Fair Value
Common Stock – 7.12%
Animal Supply Holdings, LLC^^ (1) (6) (9)	Distributors		$406,226	$29,230	$23,764
Bolttech Mannings, Inc.^^ (1) (6) (9)	Commercial Services & Supplies		8,000	6,591	339
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies)^ (1) (6) (9)	Aerospace & Defense		453,383	2,393	7,427
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B^^^ (1) (2) (9)	Health Care Providers & Services		8,464	1,141	1,617
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units^^^ (1) (2) (5) (6) (9)	Health Care Providers & Services		7,988	159	464
Conergy Asia Holdings, Ltd.^ (1) (5) (6) (9)	Construction & Engineering		2,000	4,700	—
Country Fresh Holding Company Inc.(1) (2) (6) (9)	Food Products		671	839	582
Elah Holdings, Inc.^ (1) (2) (6) (9)	Capital Markets		46,214	2,234	2,234
Iracore International Holdings, Inc.^ (1) (6) (9)	Energy Equipment & Services		28,898	7,003	7,967
Kawa Solar Holdings Limited^ (1) (5) (6) (9)	Construction & Engineering		1,399,556	—	—
National Spine and Pain Centers, LLC(1) (2) (6) (9)	Health Care Providers & Services		600	600	120
Prairie Provident Resources, Inc.^^^ (5) (6)	Oil, Gas & Consumable Fuels		3,579,988	9,237	124
Wrike, Inc.(1) (2) (6) (9)	Professional Services		3,484,784	2,165	3,004
Yasso, Inc.(1) (2) (6) (9)	Food Products		850	850	466

Total Common Stock				67,142	48,108

TOTAL INVESTMENTS – 215.09%				$1,509,847	$1,454,252

LIABILITIES IN EXCESS OF OTHER ASSETS – (115.09%)					$(778,127)

NET ASSETS – 100.00%					$676,125

*	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.
(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.00%, 1.91%, 1.91%, 1.83%, 1.76% and 1.63%, respectively. As of December 31, 2019, P was 4.75%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2019.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

#	Percentages are based on net assets.
^

As defined in the Investment Company Act of 1940, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^

As defined in the Investment Company Act of 1940, the investment is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

(1)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(2)

Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies”.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(5)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019 the aggregate fair value of these securities is $55,945 or 3.79% of the Company’s total assets.

(6)	Non-income producing security.
(7)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(8)	The investment is on non-accrual status as of December 31, 2019.
(9)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2019, the aggregate fair value of these securities is $96,746 or 14.31% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. (dba Hunter Defense Technologies) – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017
PIK – Payment-In-Kind

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 162	EUR 147	01/06/2020	$(3)
Bank of America, N.A.	USD 393	EUR 325	01/06/2020	29
Bank of America, N.A.	USD 248	EUR 223	04/06/2020	(4)
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	30
Bank of America, N.A.	USD 237	EUR 212	07/06/2020	(4)
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	31
Bank of America, N.A.	USD 536	EUR 479	10/05/2020	(10)
Bank of America, N.A.	USD 528	EUR 468	01/05/2021	(10)
Bank of America, N.A.	USD 517	EUR 457	04/06/2021	(10)
Bank of America, N.A.	USD 517	EUR 455	07/06/2021	(11)
Bank of America, N.A.	USD 294	EUR 258	10/05/2021	(6)

				$32

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Investments at Fair Value – 193.75% #
Corporate Debt (1) – 173.98%
1st Lien/Senior Secured Debt – 102.78%
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.78%	L + 7.00%; 1.00% Floor	06/13/2023	$10,170	$9,892	$9,890
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	26,696	—	—
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	2,225	—	—
Artesyn Embedded Technologies, Inc.(5)	Electronic Equipment, Instruments & Components	9.75%		10/15/2020	20,000	20,000	18,400
Associations, Inc.(2) (3)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	11,788	11,650	11,671
Associations, Inc.(2) (3) (4)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,938	1,012	1,017
Associations, Inc.(2) (3) (4) (6)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	587	(7)	(6)
Avenue Stores, LLC(3)	Specialty Retail	10.62%	L + 8.00%; 1.00% Floor	09/18/2020	30,300	29,874	29,467
Businessolver.com, Inc.(2) (3)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,323	12,298
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	12.00%	P + 6.50%; 2.00% Floor	05/15/2023	1,569	600	596
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	450	433
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	9.03%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,777	8,722
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	21,335	20,870	20,908
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	6,140	6,017	6,017
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	1,800	1,763	1,764
Continuum Managed Services LLC(2) (3) (4) (6)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,220	(42)	(44)
Dade Paper & Bag, LLC(2) (3)	Distributors	10.02%	L + 7.50%; 1.00% Floor	06/10/2024	10,934	10,752	10,769
Dade Paper & Bag, LLC(2) (3)	Distributors	9.52%	L + 7.00%; 1.00% Floor	06/10/2024	1,395	1,382	1,342
Datto, Inc.(2)	IT Services	10.46%	L + 8.00%; 1.00% Floor	12/07/2022	37,027	36,429	36,749
Datto, Inc.(2) (4) (6)	IT Services		L + 8.00%; 1.00% Floor	12/07/2022	2,492	(39)	(19)
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	3,972	3,953	3,942
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	3,843	3,825	3,815

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
DDS USA Holding, Inc.(2) (4) (6)	Health Care Equipment & Supplies		L + 5.75%; 1.00% Floor	06/30/2022	$1,079	$(5)	$(8)
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	€16,179	18,496	18,305
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	512	505	505
Diligent Corporation(2) (3) (4)	Professional Services	8.28%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	491	504
Diligent Corporation(2) (3) (4) (6)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	247	(3)	(3)
Diligent Corporation(2) (3) (4) (6)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	9,590	(120)	(120)
Elemica, Inc.(3)	Software	9.52%	L + 7.00%; 1.00% Floor	07/07/2021	41,438	40,844	40,920
Elemica, Inc.(3) (4) (6)	Software		L + 7.00%; 1.00% Floor	07/07/2021	6,000	(80)	(75)
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.93%	L + 6.25%; 1.00% Floor	09/25/2024	22,300	21,924	21,910
Empirix, Inc.(2) (3) (4) (6)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,300	(22)	(23)
Fenergo Finance 3 Limited(2) (3) (7)	Diversified Financial Services	9.13%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,344	19,986
Fenergo Finance 3 Limited(2) (3) (4) (6) (7)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(20)	(24)
Fenergo Finance 3 Limited(2) (3) (4) (6) (7)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(29)	(59)
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.74%	L + 6.00%; 1.00% Floor	09/04/2024	10,200	10,005	9,996
Gastro Health Holdco, LLC(2) (3) (4) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,000	(37)	(40)
Gastro Health Holdco, LLC(2) (3) (4) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	5,100	(60)	(102)
Heligear Acquisition Co.(3) (5)	Aerospace & Defense	10.25%		10/15/2019	17,500	17,438	17,106
Hygiena Borrower LLC	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	3,769	3,719	3,694
Hygiena Borrower LLC(4) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	380	(5)	(8)
Hygiena Borrower LLC(4) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	571	(4)	(11)
iCIMS, Inc.(2) (3)	Software	8.94%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,321	29,297
iCIMS, Inc.(2) (3) (4) (6)	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(35)	(37)
Infinity Sales Group(3) (8)	Media	13.31%	L + 10.50%; 1.00% Floor	11/23/2020	29,529	30,739	29,529
Integral Ad Science, Inc.(2) (3)	Interactive Media & Services	9.78%	L + 7.25% (incl.1.25% PIK); 1.00% Floor	07/19/2024	23,733	23,289	23,258
Integral Ad Science, Inc.(2) (3) (4) (6)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(33)	(36)
Iracore International Holdings, Inc.^ (3)	Energy Equipment & Services	11.63%	L + 9.00%; 1.00% Floor	04/12/2021	3,389	3,389	3,389
Kawa Solar Holdings Limited^ (3) (7) (9)	Construction & Engineering		L + 8.00% PIK	05/26/2020	8,460	8,150	8,066
Kawa Solar Holdings Limited^ (3) (7) (10)	Construction & Engineering			05/26/2020	5,201	2,683	—
Legacy Buyer Corp.(3)	Health Care Providers & Services	10.81%	L + 8.00%; 1.00% Floor	10/24/2019	22,841	22,746	22,841

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Legacy Buyer Corp.(3) (4) (6)	Health Care Providers & Services		L + 8.00%; 1.00% Floor	10/24/2019	$2,500	$(10)	$—
Lithium Technologies, Inc.(2) (3)	Interactive Media & Services	10.39%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,194	38,187
Lithium Technologies, Inc.(2) (3) (4) (6)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	2,684	(50)	(54)
Madison-Kipp Corporation(3)	Machinery	11.53%	L + 9.00%; 1.00% Floor	05/26/2020	29,879	29,677	29,805
Midwest Transport, Inc.(2)	Road & Rail	9.80%	L + 7.00%; 1.00% Floor	10/02/2023	12,541	12,421	12,416
MMIT Holdings, LLC(2)	Health Care Technology	8.02%	L + 5.50%; 1.00% Floor	11/15/2024	8,900	8,725	8,722
MMIT Holdings, LLC(2) (4) (6)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	2,550	(50)	(51)
Netvoyage Corporation(2) (3)	Software	11.53%	L + 9.00%; 1.00% Floor	03/24/2022	8,601	8,477	8,494
Netvoyage Corporation(2) (3) (4) (6)	Software		L + 9.00%; 1.00% Floor	03/24/2022	654	(8)	(8)
Picture Head Midco LLC(2) (3)	Entertainment	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	23,120	22,683	22,658
Picture Head Midco LLC(2) (3) (4)	Entertainment	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	2,540	738	711
Picture Head Midco LLC(2) (3) (4) (6)	Entertainment		L + 6.75%; 1.00% Floor	08/31/2023	2,540	(47)	(51)
Power Stop, LLC(2)	Auto Components	7.55%	L + 4.75%	10/19/2025	7,600	7,581	7,562
SF Home Décor, LLC(2) (3)	Household Products	12.31%	L + 9.50%; 1.00% Floor	07/13/2022	20,063	19,601	19,511
SPay, Inc.(2) (3)	Interactive Media & Services	8.22%	L + 5.75%; 1.00% Floor	06/17/2024	10,300	10,109	10,042
SPay, Inc.(2) (3) (4)	Interactive Media & Services	8.34%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	815	807
SPay, Inc.(2) (3) (4) (6)	Interactive Media & Services		L + 5.75%; 1.00% Floor	06/17/2024	5,720	(52)	(143)
The Merit Distribution Group, LLC(3)	Distributors	14.06%	L + 11.25%; 0.50% Floor	04/08/2021	22,375	22,071	22,207
US Med Acquisition, Inc.(3)	Health Care Equipment & Supplies	11.80%	L + 9.00%; 1.00% Floor	08/13/2021	29,954	29,643	27,782
Vexos, Inc.(3)	Electronic Equipment, Instruments & Components	11.90%	L + 9.50%; 1.00% Floor	10/09/2019	36,235	36,089	35,872
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.03%	L + 6.50%; 1.00% Floor	03/31/2023	3,683	2,776	2,774
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	175	88	88
Wine.com, LLC(2)	Beverages	9.86%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,274	6,272
Wrike, Inc.(2)	Professional Services	9.28%	L + 6.75%; 1.00% Floor	12/31/2024	19,712	19,317	19,317
Wrike, Inc.(2) (4) (6)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(32)	(32)
Xactly Corporation(2) (3)	IT Services	9.78%	L + 7.25%; 1.00% Floor	07/29/2022	22,860	22,504	22,517
Xactly Corporation(2) (3) (4) (6)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(25)	(25)
Yasso, Inc.(2) (3)	Food Products	10.27%	L + 7.75%; 1.00% Floor	03/23/2022	8,119	8,006	7,733

Total 1st Lien/Senior Secured Debt						738,626	729,604

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
1st Lien/Last-Out Unitranche (11) – 15.05%
ASC Acquisition Holdings, LLC(3)	Distributors	10.03%	L + 7.50%; 1.00% Floor	12/15/2021	$6,000	$5,883	$5,850
Intelligent Document Solutions, Inc.(2) (3)	Diversified Financial Services	8.80%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,555	11,543
Mervin Manufacturing, Inc.(3)	Leisure Equipment & Products	9.94%	L + 7.50%	10/10/2019	11,165	11,120	10,746
NTS Communications, Inc.^ (3) (9)	Diversified Telecommunication Services		L + 9.00% PIK; 1.25% Floor	06/06/2019	58,747	55,968	49,054
NTS Communications, Inc.^ (3)	Diversified Telecommunication Services	11.81%	L + 9.00% PIK; 1.25% Floor	06/06/2019	6,503	6,309	6,503
RugsUSA, LLC(2) (3)	Household Products	9.31%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,788	5,781
Smarsh, Inc.(2) (3)	Interactive Media & Services	10.41%	L + 7.88%; 1.00% Floor	03/31/2021	17,578	17,381	17,402

Total 1st Lien/Last-Out Unitranche						114,004	106,879
2nd Lien/Senior Secured Debt – 55.21%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	11.30%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,624	5,623
ASC Acquisition Holdings, LLC(3) (9)	Distributors		L + 17.00% (incl. 4.00% PIK); 1.00% Floor	12/15/2022	30,307	29,689	21,745
ASC Acquisition Holdings, LLC (3) (9)	Distributors		L + 17.00% (incl. 4.00% PIK); 1.00% Floor	12/15/2022	24,851	24,423	17,831
Bolttech Mannings, Inc.^^ (3)	Commercial Services & Supplies	10.74%	L + 8.00% PIK	11/19/2021	19,626	19,626	19,429
Country Fresh Holdings, LLC(2) (3)	Food Products	11.20%	L + 8.75%; 1.00% Floor	10/02/2023	9,400	9,246	7,802
DiscoverOrg, LLC(3)	Software	11.03%	L + 8.50%; 1.00% Floor	02/23/2024	59,500	58,540	59,054
DuBois Chemicals, Inc.(2)	Chemicals	10.52%	L + 8.00%; 1.00% Floor	03/15/2025	26,220	25,775	25,696
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.74%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,404	19,404
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	10.02%	L + 7.50%	07/31/2025	7,000	6,832	6,808
Genesis Acquisition Co.(2) (3) (4) (6)	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(21)	(49)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,826	1,827
Hygiena Borrower LLC(3) (4)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	680	90	85
ICP Industrial, Inc.(2) (3)	Chemicals	10.68%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	19,960	19,941
IHS Intermediate Inc.(3)	Health Care Providers & Services	10.74%	L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,880	9,350
Institutional Shareholder Services Inc.(2)	Diversified Financial Services	10.55%	L + 7.75%; 1.00% Floor	10/16/2025	5,100	5,077	4,998
Market Track, LLC(2) (3)	Internet Catalog & Retail	10.18%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,628	21,090
MPI Products LLC(3)	Auto Components	11.71%	L + 9.00%; 1.00% Floor	01/30/2020	20,000	19,924	19,700
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.77%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,615	18,623

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Odyssey Logistics & Technology Corporation(2)	Road & Rail	10.52%	L + 8.00%; 1.00% Floor	10/12/2025	$18,722	$18,339	$18,207
P2 Upstream Acquisition Co.	Software	10.60%	L + 8.00%; 1.00% Floor	04/30/2021	3,500	3,486	3,325
SMB Shipping Logistics, LLC(2)	Air Freight & Logistics	10.86%	L + 8.00%; 1.00% Floor	02/03/2025	41,667	41,027	40,833
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	9.52%	L + 7.00%; 1.00% Floor	01/31/2026	6,248	6,219	6,060
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	10.55%	L + 7.75%	07/02/2026	8,260	8,181	8,012
YI, LLC(2) (3)	Health Care Equipment & Supplies	10.55%	L + 7.75%; 1.00% Floor	11/07/2025	15,300	14,887	14,879
Zep Inc.(2)	Chemicals	11.05%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,274	21,658

Total 2nd Lien/Senior Secured Debt						411,551	391,931
Unsecured Debt – 0.94%
CB-HDT Holdings, Inc.^ (3)	Aerospace & Defense	12.00% PIK		12/15/2019	3,931	3,931	3,922
CB-HDT Holdings, Inc.^ (3)	Aerospace & Defense	12.00% PIK		03/05/2021	1,716	1,716	1,711
Conergy Asia & ME Pte. LTD.^ (3) (7)	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,064

Total Unsecured Debt						6,711	6,697

Total Corporate Debt						1,270,892	1,235,111

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Preferred Stock (1) – 3.03%
Accuity Delivery Systems, LLC^ (2) (3) (5) (10)	Health Care Providers & Services		97,130	$3,200	$3,840
CB-HDT Holdings, Inc.^ (3) (5) (10)	Aerospace & Defense		1,108,333	10,186	15,794
Conergy Asia Holdings, Ltd.^ (3) (5) (7) (10)	Construction & Engineering		600,000	600	—
Kawa Solar Holdings Limited^ (3) (5) (7) (9)	Construction & Engineering	8.00% PIK	58,430	778	—
NTS Communications, Inc.^ (3) (5) (10)	Diversified Telecommunication Services		263	187	—
Wine.com, LLC(2) (5) (10)	Beverages		221,072	1,900	1,900

Total Preferred Stock				16,851	21,534
Common Stock (1) – 3.15%
Bolttech Mannings, Inc.^^ (3) (5) (10)	Commercial Services & Supplies		8,000	6,591	4,434
CB-HDT Holdings, Inc.^ (3) (5) (10)	Aerospace & Defense		453,383	2,393	5,427
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (5)	Health Care Providers & Services		8,464	1,141	1,330
Collaborative Imaging Holdco, LLC – Class C^^^ (2) (3) (5) (7) (10)	Health Care Providers & Services		7,988	159	221

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Conergy Asia Holdings, Ltd.^ (3) (5) (7) (10)	Construction & Engineering		2,000	$4,700	$—
Continuum Managed Services LLC – Class A(2) (3) (5) (10)	IT Services		733	732	842
Continuum Managed Services LLC – Class B(2) (3) (5) (10)	IT Services		496,698	7	268
Elah Holdings, Inc.^ (2) (3) (5) (10)	Capital Markets		46,214	2,234	2,234
Iracore International Holdings, Inc.^ (3) (5) (10)	Energy Equipment & Services		28,898	7,003	4,418
Kawa Solar Holdings Limited^ (3) (5) (7) (10)	Construction & Engineering		1,399,556	—	—
National Spine and Pain Centers, LLC(2) (3) (5) (10)	Health Care Providers & Services		600	600	318
NTS Communications, Inc.^ (3) (5) (10)	Diversified Telecommunication Services		595,215	3	—
Prairie Provident Resources, Inc.^^^ (7) (10)	Oil, Gas & Consumable Fuels		3,579,988	9,237	504
Wrike, Inc.(2) (5) (10)	Professional Services		348,478	2,165	2,165
Yasso, Inc.(2) (3) (5) (10)	Food Products		850	850	182

Total Common Stock				37,815	22,343

Portfolio Company			LLC Interest	Cost	Fair Value
Investment Funds & Vehicles (1) – 13.59%
Senior Credit Fund, LLC^^ (7)			$100,000	$100,000	$96,456

Total Investment Funds & Vehicles				100,000	96,456

TOTAL INVESTMENTS – 193.75%				$1,425,558	$1,375,444

LIABILITIES IN EXCESS OF OTHER ASSETS – (93.75%)					$(665,552)

NET ASSETS – 100.00%					$709,892

(+)

The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.

(++)	Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).
#	Percentages are based on net assets.
^

As defined in the Investment Company Act of 1940, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^

As defined in the Investment Company Act of 1940, the investment is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

(2)

Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(4)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.

(5)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $78,879 or 11.11% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Artesyn Embedded Technologies, Inc. – 1st Lien/Senior Secured Debt	09/26/2013
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Class C – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Elah Holdings, Inc. – Common Stock	05/09/2018
Heligear Acquisition Co. – 1st Lien/Senior Secured Debt	09/30/2014
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
NTS Communications, Inc. – Preferred Stock	07/22/2016
NTS Communications, Inc. – Common Stock	07/22/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(6)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(7)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2018 the aggregate fair value of these securities is $126,214 or 9.03% of the Company’s total assets.

(8)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(9)	The investment is on non-accrual status as of December 31, 2018.
(10)	Non-income producing security.
(11)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

 PIK – Payment-In-Kind

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 352	EUR 300	01/04/2019	$8
Bank of America, N.A.	USD 288	EUR 245	02/05/2019	6
Bank of America, N.A.	USD 355	EUR 301	04/03/2019	8
Bank of America, N.A.	USD 309	EUR 260	05/06/2019	7
Bank of America, N.A.	USD 375	EUR 315	07/03/2019	8
Bank of America, N.A.	USD 311	EUR 260	08/05/2019	7
Bank of America, N.A.	USD 394	EUR 329	10/04/2019	9
Bank of America, N.A.	USD 324	EUR 269	11/05/2019	7
Bank of America, N.A.	USD 393	EUR 325	01/06/2020	9
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	10
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	10

				$89

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

1. ORGANIZATION

Goldman Sachs BDC, Inc. (the “Company,” which term refers to either Goldman Sachs BDC, Inc. or Goldman Sachs BDC, Inc. together with its consolidated subsidiaries, as the context may require) was initially established as Goldman Sachs Liberty Harbor Capital, LLC, a single member Delaware limited liability company (“SMLLC”), on September 26, 2012 and commenced operations on November 15, 2012 with The Goldman Sachs Group, Inc. (“Group Inc.”) as its sole member. On March 29, 2013, the Company elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective April 1, 2013, the Company converted from a SMLLC to a Delaware corporation. In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2013.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien debt, unitranche, including last-out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to Group Inc., together with GS & Co., GSAM and its other subsidiaries.

On March 23, 2015, the Company completed its initial public offering (“IPO”) and the Company’s common stock began trading on the New York Stock Exchange (“NYSE”) under the symbol “GSBD”.

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies and to effect the Merger (as defined below).

The Merger

On December 9, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Goldman Sachs Middle Market Lending Corp. (“GS MMLC”), a Delaware corporation, Evergreen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and GSAM, a Delaware limited partnership and investment adviser to each of the Company and GS MMLC. The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GS MMLC, with GS MMLC continuing as the surviving company (the “First Merger”) and, immediately thereafter, GS MMLC will merge with and into the Company, with the Company continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Merger”).

In the First Merger, each share of GS MMLC common stock issued and outstanding immediately prior to the effective time of the First Merger (other than certain excluded shares as described in the Merger Agreement) will be converted into 0.9939 shares of the Company’s common stock (the “Exchange Ratio”). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time of the First Merger, (i) either the Company or GS MMLC declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of the Company’s common stock or GS MMLC common stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, other than shares issued pursuant to the Company’s distribution reinvestment plan, as permitted by the Merger Agreement. Any holder of GS MMLC common stock converted pursuant to the First Merger that would otherwise have been entitled to receive a fraction of a share of the Company’s common stock will receive cash in lieu thereof.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of the Company’s and GS MMLC’s businesses during the period prior to the closing of the Merger. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, BDC Blocker I, LLC (formerly known as My-On BDC Blocker, LLC), GSBD Blocker II, LLC and GSBD Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company did not consolidate its previous equity interest in Senior Credit Fund, LLC (the “Senior Credit Fund”). For further description of the Company’s previous investment in the Senior Credit Fund, see Note 4 “Investments”.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that instrument. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income, for which the Company has earned the following:

	For the Years Ended December 31,
	2019	2018	2017
Prepayment premiums	$1,925	$2,643	$2,538
Accelerated amortization of upfront loan origination fees and unamortized discounts	$4,573	$3,265	$4,531

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, respectively.

Certain structuring fees, amendment fees, syndication fees and commitment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of December 31, 2019, the Company had certain investments held in three portfolio companies on non-accrual status, which represented 2.0% and 1.0% of the total investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value, respectively. As of December 31, 2018, the Company had certain investments held in three portfolio companies on non-accrual status, which represented 8.3% and 7.0% of the total investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value, respectively.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the board of directors (the “Board of Directors”) within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment

Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions.”

Cash

Cash consists of deposits held at a custodian bank. As of December 31, 2019 and December 31, 2018, the Company held an aggregate cash balance of $9,409 and $6,113, respectively. Foreign currency of $1,003 and $257 (acquisition cost of $991 and $255) is included in cash as of December 31, 2019 and December 31, 2018, respectively.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into USD on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of

Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2013. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain its tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required. For the years ended December 31, 2019, 2018 and 2017 the Company accrued excise taxes of $1,815, $1,589 and $1,552, respectively. As of December 31, 2019, $1,979 of accrued excise taxes remained payable.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce the stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and may carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes. Due to regulatory considerations, Group Inc. has opted out of the dividend reinvestment plan, and GS & Co. has opted out of the dividend reinvestment plan in respect of shares of the Company’s common stock acquired through its 10b5-1 plan.

Deferred Financing and Debt Issuance Costs

Deferred financing and debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Company’s senior secured revolving credit agreement (as amended, the “Revolving Credit Facility”) with Truist Bank (formerly known as SunTrust Bank), as administrative agent, and Bank of America, N.A., as syndication agent, and the offering of the Company’s 4.50% Convertible Notes due 2022 (the “Convertible Notes”). These costs are amortized using the straight-line method over the respective term of the Revolving Credit Facility and Convertible Notes. Deferred financing costs related to the Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities. Deferred debt issuance costs related to the Convertible Notes are presented net against the outstanding debt balance on the Consolidated Statements of Assets and Liabilities.

Deferred Offering Costs

The Company records expenses related to registration statement filings and applicable offering costs as deferred offering costs. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of paid-in-capital upon each such offering.

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company has entered into an investment management agreement (as amended and restated as of June 15, 2018, the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), accrued and payable quarterly in arrears. The Management Fee (i) was calculated at an annual rate of 1.50% (0.375% per quarter) (the “Original Rate”) through June 14, 2018 and (ii) an annual rate of 1.00% (0.25% per quarter) (the “New Rate”) thereafter, in each case, of the average value of the Company’s gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial quarter (including any quarter during which both the Original Rate and the New Rate were in effect) will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter.

For the years ended December 31, 2019, 2018 and 2017, Management Fees amounted to $14,696, $15,971 and $17,828, respectively. As of December 31, 2019, $3,653 remained payable.

Incentive Fee

The incentive fee (the “Incentive Fee”) consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. Effective as of January 1, 2015, the Incentive Fee is calculated as follows:

A portion of the Incentive Fee is based on income and a portion is based on capital gains, each as described below. The Investment Adviser is entitled to receive the Incentive Fee based on income if Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock.

The Incentive Fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (such period the “Trailing Twelve Quarters”). The Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an “Annual Period,” which means the period beginning on January 1 of each calendar year and ending on December 31 of such calendar year or, in the case of the first and last year, the appropriate portion thereof.

The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all of the Company’s issuances of shares of its common stock, including issuances pursuant to its dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated.

i. Quarterly Incentive Fee Based on Income

For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve

Quarters is referred to as the “Excess Income Amount”. Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, referred to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•	20% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter equals the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company pays no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, the Company pays the Investment Adviser an amount equal to (A) 20% of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from April 1, 2013. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A) above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 20% of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the years ended December 31, 2019, 2018 and 2017 the Company incurred Incentive Fees based on income of $9,220, $13,988 and $12,775, respectively. As of December 31, 2019, $1,850 remained payable. For the years ended December 31, 2019, 2018 and 2017 the Company did not accrue or pay any Incentive Fees based on capital gains.

In connection with the Merger, GSAM has agreed to waive a portion of its Incentive Fee based on income for the next five quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2020, otherwise payable by the Company under the Investment Management Agreement and the proposed New Investment Management Agreement by and between the Company and GSAM, as applicable, for each such quarter in an amount sufficient to ensure that the Company’s net investment income per weighted share outstanding for such quarter is at least $0.48 per share. For the year ended December 31, 2019, GSAM agreed to waive $394 of the Incentive Fees.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines to be commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the years ended December 31, 2019, 2018 and 2017, the Company incurred expenses for services provided by the Administrator and the Custodian of $957, $920 and $803, respectively. As of December 31, 2019, $160 remained payable.

Transfer Agent Fees

The Company has entered into a transfer agency and services agreement pursuant to which Computershare Trust Company, N.A. serves as the Company’s transfer agent (the “Transfer Agent”), dividend agent and registrar. From the IPO to May 1, 2016, State Street Bank and Trust Company served as the Transfer Agent and dividend agent. Prior to the IPO, GS & Co. was the Transfer Agent. For the years ended December 31, 2019, 2018 and 2017, the Company incurred expenses for services provided by the Transfer Agent of $14, $16 and $21, respectively. As of December 31, 2019, $3 remained payable.

Common Stock Repurchase Plans

In February 2016, the Board of Directors authorized the Company to repurchase up to $25,000 of the Company’s common stock if the stock trades below the most recently announced NAV per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced NAV per share), from March 18, 2016 to March 18, 2017, subject to certain limitations. In February 2017, the Company’s Board of Directors renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2018, in February 2018, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2019 and, in February 2019, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2020.

In connection with this authorization, the Company entered into a 10b5-1 plan (the “Initial Company 10b5-1 Plan”). The Initial Company 10b5-1 Plan initially took effect on March 18, 2016 (with any purchases to commence after the opening of NYSE trading on March 21, 2016), was subsequently renewed and expired on March 18, 2018. The Company entered into an agreement to renew the Initial Company 10b5-1 Plan on May 14, 2018, which was terminated on June 27, 2018 in connection with the Company’s offering of Convertible Notes. See Notes 6 “Debt”. On June 27, 2018, the Company entered into an agreement to renew the Company 10b5-1 Plan with any purchases pursuant to the agreement to commence on September 25, 2018. The Initial Company 10b5-1 Plan expired on March 18, 2019.

In February 2019, our Board of Directors approved the “Company 10b5-1 Plan”, which provides for us to repurchase up to $25,000 of shares of our common stock if the stock trades below the most recently announced net asset value per share, subject to limitations. Under the Company 10b5-1 Plan, no purchases will be made if such purchases would (i) cause the aggregate ownership of our outstanding stock by Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of purchase) or (ii) cause our Debt/Equity Ratio to exceed the lower of (a) 1.40 or (b) the Maximum Debt/Equity Ratio. In the Company 10b5-1 Plan, “Debt/Equity Ratio” means the sum of debt on the Consolidated Statements of Assets and Liabilities and the total notional value of the Purchaser’s unfunded commitments divided by 85% of total equity, as of the most recent reported financial statement end date, and “Maximum Debt/Equity Ratio” means the sum of debt on the balance sheet and committed uncalled debt divided by net assets, as of the most recent reported financial statement end date. The Company 10b5-1 Plan took effect on March 18, 2019, expires on March 18, 2020 and purchases thereunder will be conducted on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and other applicable securities laws. The Company 10b5-1 Plan was temporarily suspended on December 9, 2019 and remains suspended as of December 31, 2019.

The Company’s repurchase of its common stock under the New Company 10b5-1 Plan or otherwise may result in the price of the Company’s common stock being higher than the price that otherwise might exist in the open market. For the years ended December 31, 2019, 2018 and 2017, the Company did not repurchase any of its common stock pursuant to the Company 10b5-1 Plan, the New Company 10b5-1 Plan or otherwise.

Affiliates

As of December 31, 2019 and December 31, 2018, Group Inc. owned 16.06% and 16.12%, respectively, of the outstanding shares of the Company’s common stock. The table below presents the Company’s affiliated investments:

	Beginning Fair Value Balance	Gross Additions(3)	Gross Reductions(4)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value Balance	Dividend, Interest, PIK and Other Income
For the Year Ended December 31, 2019
Controlled Affiliates
Animal Supply Holdings LLC	$–	$58,075	$–	$–	$(7,390)	$50,685	$337
Bolttech Mannings, Inc.	23,863	3,827	–	–	(4,836)	22,854	2,245
Senior Credit Fund, LLC(1)	96,456	125,555	(224,926)	(629)	3,544	–	3,450

Total Controlled Affiliates	$120,319	$187,457	$(224,926)	$(629)	$(8,682)	$73,539	$6,032

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(2)	$–	$332,086	$(332,086)	$–	$–	$–	$70
Accuity Delivery Systems, LLC	13,730	53	–	–	1,430	15,213	1,039
CB-HDT Holdings, Inc.	26,854	698	–	–	4,696	32,248	698
Collaborative Imaging, LLC (dba Texas Radiology Associates)	10,273	6,523	–	–	515	17,311	1,060
Conergy Asia Holdings, Ltd	1,064	–	–	–	–	1,064	106
Elah Holdings, Inc.	2,234	–	–	–	–	2,234	–
Iracore International Holdings, Ltd	7,807	–	(472)	–	3,549	10,884	393
Kawa Solar Holdings Limited	8,066	–	(4,575)	–	11	3,502	–
NTS Communications, Inc.	55,557	576	(55,817)	(7,226)	6,910	–	734
Prairie Provident Resources, Inc.	504	–	–	–	(380)	124	–

Total Non-Controlled Affiliates	$126,089	$339,936	$(392,950)	$(7,226)	$16,731	$82,580	$4,100

Total Affiliates	$246,408	$527,393	$(617,876)	$(7,855)	$8,049	$156,119	$10,132

For the Year Ended December 31, 2018
Controlled Affiliates
Bolttech Mannings, Inc.	$20,569	$5,648	$–	$–	$(2,354)	$23,863	$1,791
Senior Credit Fund, LLC(1)	92,097	5,658	–	–	(1,299)	96,456	10,550

Total Controlled Affiliates	$112,666	$11,306	$–	$–	$(3,653)	$120,319	$12,341

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(2)	$11,539	$243,137	$(254,676)	$–	$–	$–	$53
Accuity Delivery Systems, LLC	–	13,092	–	–	638	13,730	568
CB-HDT Holdings, Inc.	19,345	2,148	–	–	5,361	26,854	589
Collaborative Imaging Holdco, LLC	–	10,077	–	–	196	10,273	703
Conergy Asia Holdings, Ltd	4,832	664	–	–	(4,432)	1,064	68
Elah Holdings, Inc.	–	2,234	–	–	–	2,234	–
Iracore International Holdings, Ltd	9,602	–	–	–	(1,795)	7,807	380
Kawa Solar Holdings Limited	8,918	153	(664)	9	(350)	8,066	151
NTS Communications, Inc.	51,538	6,459	–	–	(2,440)	55,557	6,453
Prairie Provident Resources, Inc.	1,233	–	–	–	(729)	504	–

Total Non-Controlled Affiliates	$107,007	$277,964	$(255,340)	$9	$(3,551)	$126,089	$8,965

Total Affiliates	$219,673	$289,270	$(255,340)	$9	$(7,204)	$246,408	$21,306

(1)	Together with Cal Regents, the Company previously invested through the Senior Credit Fund. Although the Company owns more than 25% of the voting securities of the Senior Credit Fund, the Company does not believe that it had control over the Senior Credit Fund (other than for purposes of the Investment Company Act). See Note 4 “Investments”.
(2)	Fund advised by an affiliate of Goldman Sachs.

(3)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(4)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Unconsolidated Significant Subsidiaries

In accordance with Rules 3-09 and 4-08(g) of Regulation S-X (“Rule 3-09” and “Rule 4-08(g),” respectively), the Company must determine which of its unconsolidated controlled affiliated investments are considered significant subsidiaries, if any. In evaluating these investments, there are three tests utilized to determine if any of the controlled affiliated investments are considered significant subsidiaries: the investment test, the asset test, and the income test. Rule 3-09 requires separate audited financial statements of an unconsolidated majority-owned subsidiary in an annual report if any of the three tests exceeds 20%. Rule 4-08(g) requires summarized financial information in an annual report if any of the three tests exceeds 10% and summarized financial information in a quarterly report if any of the three tests exceeds 20%.

As of December 31, 2019 and for the year ended December 31, 2019, the Company’s investment in Animal Supply Holdings LLC and Bolttech Mannings, Inc. exceeded the 10% threshold in at least one of the tests under Rule 4-08(g). Included below are the summarized financial information for the aforementioned investments.

	As of December 31, 2019	As of December 31, 2018
Selected Balance Sheet Information
Current assets	$139,837	$170,452
Non-current assets	$162,564	$170,075
Current liabilities	$68,677	$91,540
Non-current liabilities	$183,080	$297,467

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Selected Income Statement Information
Revenues	$744,558	$918,064	$944,442
Gross profit	$149,993	$173,573	$186,557
Net income (loss)	$86,847	$(88,109)	$24,474

Due to Affiliates

The Investment Adviser pays certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of December 31, 2019 and December 31, 2018, there were $234 and $282, respectively, included within Accrued expenses and other liabilities paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted exemptive relief (“Exemptive Relief”) that permits the Company to co invest with Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”), GS MMLC, Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II”) and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, after the date of the exemptive order, subject to certain conditions including that co-investments are made in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the Exemptive Relief, and are allocated fairly among participants. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS PMMC, GS MMLC, GS PMMC II and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	December 31, 2019		December 31, 2018
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$1,094,885	$1,080,670	$738,626	$729,604
1st Lien/Last-Out Unitranche	35,307	35,278	114,004	106,879
2nd Lien/Senior Secured Debt	263,440	234,025	411,551	391,931
Unsecured Debt	7,409	7,409	6,711	6,697
Preferred Stock	41,664	48,762	16,851	21,534
Common Stock	67,142	48,108	37,815	22,343
Investment Funds & Vehicles(1)	–	–	100,000	96,456

Total Investments	$1,509,847	$1,454,252	$1,425,558	$1,375,444

(1)	Includes equity investment in the Senior Credit Fund as of December 31, 2018.

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	December 31, 2019		December 31, 2018
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Health Care Providers & Services	10.9%	23.5%	8.0%	15.5%
Software	8.2	17.7	10.2	19.9
Interactive Media & Services	7.4	15.9	6.5	12.6
IT Services	6.5	14.1	6.5	12.5
Health Care Technology	6.3	13.6	1.6	3.1
Health Care Equipment & Supplies	5.9	12.6	4.3	8.2
Real Estate Management & Development	5.1	11.0	0.9	1.8
Professional Services	5.0	10.7	3.0	5.7
Commercial Services & Supplies	4.5	9.6	2.0	3.8
Distributors	3.5	7.5	5.8	11.2
Air Freight & Logistics	3.2	7.0	3.0	5.8
Diversified Financial Services	2.8	6.1	3.1	6.1
Diversified Consumer Services	2.6	5.7	–	–
Road & Rail	2.5	5.4	2.2	4.3
Hotels, Restaurants & Leisure	2.4	5.2	–	–
Chemicals	2.4	5.2	4.9	9.5
Aerospace & Defense	2.2	4.8	3.2	6.2
Internet & Catalog Retail	2.0	4.3	1.5	3.0
Media	1.9	4.1	2.1	4.2
Household Products	1.7	3.6	1.8	3.6
Transportation Infrastructure	1.5	3.2	–	–

	December 31, 2019		December 31, 2018
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Auto Components	1.4%	3.0%	2.0%	3.8%
Diversified Telecommunication Services	1.4	2.9	5.6	10.9
Entertainment	1.3	2.7	1.7	3.3
Life Sciences Tools & Services	1.0	2.1	0.4	0.8
Textiles, Apparel & Luxury Goods	0.9	1.8	–	–
Trading Companies & Distributors	0.8	1.7	–	–
Energy Equipment & Services	0.8	1.6	0.6	1.1
Leisure Equipment & Products	0.7	1.6	0.8	1.5
Insurance	0.7	1.6	–	–
Food Products	0.6	1.3	1.1	2.2
Beverages	0.6	1.2	0.6	1.2
Communications Equipment	0.5	1.1	–	–
Containers & Packaging	0.3	0.7	0.4	0.9
Construction & Engineering	0.3	0.7	0.7	1.3
Capital Markets	0.2	0.3	0.2	0.3
Oil, Gas & Consumable Fuels	0.0	0.0	–	–
Investment Funds & Vehicles	–	–	7.0	13.6
Electronic Equipment, Instruments & Components	–	–	4.0	7.6
Machinery	–	–	2.2	4.2
Specialty Retail	–	–	2.1	4.1

Total	100.0%	215.1%	100.0%	193.8%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	December 31, 2019	December 31, 2018
United States	95.7%	97.9%
Canada	2.6	–
Ireland	1.4	1.4
Germany	0.2	0.6
Singapore	0.1	0.1

Total	100.0%	100.0%

Senior Credit Fund, LLC

The Senior Credit Fund, an unconsolidated Delaware limited liability company, was formed on May 7, 2014 and commenced operations on October 1, 2014. The Company invested together with Cal Regents through the Senior Credit Fund. The Senior Credit Fund’s principal purpose was to make investments, either directly or indirectly through its wholly owned subsidiary, Senior Credit Fund SPV I, LLC (“SPV I”), primarily in senior secured loans to middle-market companies. Each of the Company and Cal Regents were responsible for sourcing the Senior Credit Fund’s investments. Each of the Company and Cal Regents had a 50% economic ownership in the Senior Credit Fund and each had subscribed to and has fully contributed $100,000. On December 19, 2016, SPV I entered into an amended and restated credit facility (as amended, the “Asset Based Facility”), which consisted of a revolving credit facility (the “SPV I Revolving Credit Facility”), a term loan facility (the “SPV I Term Loan Facility”) and a Class B loan facility (the “SPV I Class B Facility”), with various lenders. For the Asset Based Facility, Natixis, New York Branch (“Natixis”) served as the facility agent, and State Street Bank and Trust Company served as the collateral agent. On February 27, 2019, the board of managers of the Senior Credit Fund authorized the liquidation and subsequent dissolution of the Senior Credit Fund and the pro-rata distribution of its assets and liabilities to the members of the Senior Credit Fund. On May 8, 2019, the Company and Cal Regents each contributed $125,555 to the Senior Credit Fund, which was used by the Senior Credit Fund to repay in full all outstanding indebtedness, including all accrued and unpaid interest and fees, under the Asset Based Facility and to fund certain other related expenses that the Senior Credit Fund expects to incur in connection with its dissolution. The Asset Based Facility was then terminated and all liens securing the collateral under the Asset Based Facility were released and terminated.

Following the repayment and termination of the aforementioned Asset Based Facility, the Senior Credit Fund distributed to its members their pro rata share of the assets of the Senior Credit Fund. The pro rata portion of the assets received by the Company included senior secured loans of $215,103 and $210,088 at amortized cost and at fair value, respectively and cash of $9,822. In addition, the Company assumed the obligation to fund outstanding unfunded commitments of the Senior Credit Fund that totaled $5,664, representing its pro rata portion of all unfunded commitments of the Senior Credit Fund at such time. The pro rata portion of the assets received by the Company have been included in the Company’s consolidated financial statements and notes thereto. After the satisfaction of all remaining liabilities and the distribution of remaining assets, the Senior Credit Fund was terminated.

Senior Credit Fund Portfolio as of December 31, 2018

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount	Cost	Fair Value
1st Lien/Senior Secured Debt
3SI Security Systems, Inc.	Commercial Services & Supplies	8.54%	L + 5.75%; 1.00% Floor	06/16/2023	$29,849	$29,533	$29,550
A Place For Mom, Inc.	Diversified Consumer Services	6.27%	L + 3.75%; 1.00% Floor	08/10/2024	17,865	17,849	17,865
AMCP Clean Acquisition Company, LLC	Commercial Services & Supplies	7.05%	L + 4.25%	06/16/2025	8,827	8,785	8,705
AMCP Clean Acquisition Company, LLC(1)	Commercial Services & Supplies	6.93%	L + 4.25%	06/16/2025	2,129	826	804
Ansira Partners, Inc.	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	9,249	9,182	9,203
Ansira Partners, Inc.(1)	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	566	136	138
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	14,976	14,903	14,078
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	952	936	895
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	7.02%	L + 4.50%; 1.00% Floor	09/11/2023	14,660	14,555	14,367
Barbri, Inc.	Media	6.60%	L + 4.25%; 1.00% Floor	12/01/2023	12,486	12,434	12,174
CST Buyer Company	Diversified Consumer Services	7.52%	L + 5.00%; 1.00% Floor	03/01/2023	18,671	18,290	18,438
CST Buyer Company(1) (2)	Diversified Consumer Services		L + 5.00%; 1.00% Floor	03/01/2023	1,800	(35)	(22)
DBRS Limited	Capital Markets	7.96%	L + 5.25%; 1.00% Floor	03/04/2022	11,550	11,490	11,377
DiscoverOrg, LLC(3)	Software	7.03%	L + 4.50%; 1.00% Floor	08/25/2023	7,900	7,868	7,861
Drilling Info Holdings, Inc.	Oil & Gas	6.77%	L + 4.25%	07/30/2025	17,001	16,920	16,895
Drilling Info Holdings, Inc.(1) (2)	Oil & Gas		L + 4.25%	07/30/2025	1,460	(7)	(9)
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	8,989	8,806	8,809
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,791	1,756	1,755
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,135	1,113	1,113
FWR Holding Corporation(1)	Hotels, Restaurants & Leisure	10.25%	P + 4.75%; 2.00% Floor	08/21/2023	1,175	417	417
GH Holding Company	Real Estate Management & Development	7.02%	L + 4.50%	02/28/2023	14,888	14,824	14,813
GI Revelation Acquisition LLC	Internet Software & Services	7.52%	L + 5.00%	04/16/2025	9,459	9,415	9,281
GK Holdings, Inc.	IT Services	8.80%	L + 6.00%; 1.00% Floor	01/20/2021	17,280	17,232	15,725
GlobalTranz Enterprises, Inc.	Road & Rail	6.77%	L + 4.25%	06/29/2025	21,945	21,840	21,835
GlobalTranz Enterprises, Inc.(1) (2)	Road & Rail		L + 4.25%	06/29/2025	4,000	—	(20)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount	Cost	Fair Value
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	$10,503	$10,403	$10,188
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	4,423	4,380	4,290
HC Group Holdings III, Inc.	Health Care Providers & Services	6.27%	L + 3.75%	04/07/2022	8,708	8,684	8,599
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	17,762	17,623	17,406
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	288	(2)	(6)
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,867	(20)	(37)
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	7.53%	L + 5.00%; 1.00% Floor	05/08/2022	13,839	13,774	13,620
Lattice Semiconductor Corporation	Semiconductors & Semiconductor Equipment	6.63%	L + 4.25%; 1.00% Floor	03/10/2021	9,212	9,122	9,212
Output Services Group, Inc.	Diversified Consumer Services	6.77%	L + 4.25%; 1.00% Floor	03/27/2024	6,978	6,951	6,751
Output Services Group, Inc.(1) (2)	Diversified Consumer Services		L + 4.25%; 1.00% Floor	03/27/2024	1,026	—	(33)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.52%	L + 4.00%	06/11/2023	6,542	6,528	6,526
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.52%	L + 4.00%	06/11/2023	1,878	1,874	1,874
Pharmalogic Holdings Corp.(1) (2)	Health Care Equipment & Supplies		L + 4.00%	06/11/2023	3,537	(8)	(9)
Professional Physical Therapy(4)	Health Care Providers & Services		L + 7.50% PIK; 1.00% Floor	12/16/2022	11,265	10,283	9,350
Regulatory DataCorp, Inc.	Diversified Financial Services	7.02%	L + 4.50%; 1.00% Floor	09/21/2022	4,962	4,962	4,863
SciQuest, Inc.	Internet Software & Services	6.53%	L + 4.00%; 1.00% Floor	12/28/2024	19,850	19,763	19,453
SMS Systems Maintenance Services, Inc.	IT Services	7.52%	L + 5.00%; 1.00% Floor	10/30/2023	14,700	14,644	10,924
Stackpath, LLC	Internet Software & Services	7.59%	L + 5.00%; 1.00% Floor	02/03/2023	16,703	16,580	16,034
Tronair Parent Inc.	Air Freight & Logistics	7.56%	L + 4.75%; 1.00% Floor	09/08/2023	13,685	13,589	13,138
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	7.52%	L + 5.00%; 1.00% Floor	05/14/2021	12,740	12,665	12,676
VRC Companies, LLC(3)	Commercial Services & Supplies	9.02%	L + 6.50%; 1.00% Floor	03/31/2023	27,361	26,966	27,087
VRC Companies, LLC(1) (3)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	1,412	699	706

Total 1st Lien/Senior Secured Debt						438,528	428,659

1st Lien/Last-Out Unitranche (5)
ASC Acquisition Holdings, LLC(3)	Distributors	10.03%	L + 7.50%; 1.00% Floor	12/15/2021	8,063	8,010	7,861

Total 1st Lien/Last-Out Unitranche						8,010	7,861

2nd Lien/Senior Secured Debt
DiscoverOrg, LLC(3)	Software	11.03%	L + 8.50%; 1.00% Floor	02/23/2024	10,500	10,370	10,421
GK Holdings, Inc.	IT Services	13.05%	L + 10.25%; 1.00% Floor	01/20/2022	6,000	5,935	4,860

Total 2nd Lien/Senior Secured Debt						16,305	15,281

Total Corporate Debt						462,843	451,801

Portfolio Company	Yield		Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund
Goldman Sachs Financial Square Government Fund – Institutional Shares^^^	2.34	%(6)	5,292,068	$5,292	$5,292

Total Investments in Affiliated Money Market Fund				5,292	5,292

TOTAL INVESTMENTS				$468,135	$457,093

^^^	While representing less than 5% of the portfolio company’s outstanding voting securities, the portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940.
(+)	The terms in the Schedule above disclose the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.
(1)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.
(2)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(3)	The Company also holds a portion of senior secured debt in this portfolio company.
(4)	The investment is on non-accrual status as of December 31, 2018.
(5)	In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.
(6)	The rate shown is the annualized seven-day yield as of December 31, 2018.

PIK – Payment-In-Kind

Below is selected balance sheet information for the Senior Credit Fund as of December 31, 2018:

As of December 31, 2018
Selected Balance Sheet Information
Total investments, at fair value	$457,093
Cash and other assets	42,847

Total assets	$499,940

Debt (1)	$298,339
Other liabilities	8,689

Total liabilities	$307,028

Members’ equity	192,912

Total liabilities and members’ equity	$499,940

(1)	Net of deferred financing costs for the SPV I Term Loan Facility, which were in the amount of $2,161 as of December 31, 2018.

Below is selected statements of operations information for the Senior Credit Fund for the years ended December 31, 2019, 2018 and 2017:

	For the Year Ended December 31, 2019*	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Selected Statements of Operations Information:
Total investment income	$12,819	$39,129	$37,681

Expenses:
Interest and other debt expenses	$10,566	$15,599	$13,452
Excess loan origination and structuring fees	–	–	1,308
Professional fees	378	694	625
Administration and custodian fees	156	396	400
Other expenses	8	67	150

Total expenses	$11,108	$16,756	$15,935

Total net income	$1,711	$22,373	$21,746

*	Senior Credit Fund ceased operations effective May 8, 2019

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Level 3 Instruments	Valuation Techniques and Significant Inputs
Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•  Transactions in similar instruments;

•  Discounted cash flow techniques;

•  Third party appraisals; and

•  Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•  Current financial performance as compared to projected performance;

•  Capitalization rates and multiples; and

•  Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of December 31, 2019 and December 31, 2018. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of December 31, 2019(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2019
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured	Discounted cash flows:
	$831,066	• Discount Rate	5.8% –14.6% (8.9%)
Collateral analysis:
		• Recovery Rate	89.4%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$35,278	• Discount Rate	8.5% – 10.1% (9.7%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$187,033	• Discount Rate	9.9% – 11.7% (10.6%)
Comparable multiples:
		• EV/EBITDA(5)	11.0x – 18.9x (7.8x)
Collateral analysis:
		• Recovery Rate	16.1% – 63.5% (59.3%)
	Unsecured Debt	Discounted cash flows:
	$7,409	• Discount Rate	11.9% – 12.0% (11.9%)
Collateral analysis:
		• Recovery Rate	100.0%
Equity	Preferred Stock	Comparable multiples:
	$48,762	• EV/Revenue	1.0x – 3.2x (1.3x)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 19.0x (8.8x)
	Common Stock	Discounted cash flows:
	$47,984	• Discount Rate	13.9% – 31.0% (23.8%)
Comparable multiples:
		• EV/Revenue	0.6x – 9.7x (9.0x)
Comparable multiples:
		• EV/EBITDA(5)	4.3x – 12.7x (7.4x)

(1)	Included within Level 3 Assets of $1,340,553 is an amount of $183,021 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions). The income approach was used in the determination of fair value for $1,041,020 or 83.7% of Level 3 bank loans, corporate debt, and other debt obligations.
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2018(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2018
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured	Discounted cash flows:
	$608,844	• Discount Rate	8.4% – 24.5% (11.6%)
Collateral analysis:
		• Recovery Rate	95.3%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$106,879	• Discount Rate	9.3% – 16.1% (11.8%)
Collateral analysis:
		• Recovery Rate	83.5% – 100.0% (85.4%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$263,142	• Discount Rate	10.7% – 16.5% (11.6%)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 17.5x (8.3x)
Collateral analysis:
		• Recovery Rate	71.8%
	Unsecured Debt	Discounted cash flows:
	$6,697	• Discount Rate	12.1% – 12.3% (12.2%)
Collateral analysis:
		• Recovery Rate	100.0%
Equity	Preferred Stock	Comparable multiples:
	$19,634	• EV/EBITDA(5)	6.8x – 18.9x (9.1x)
	Common Stock	Discounted cash flows:
	$19,674	• Discount Rate	14.6% – 31.0% (24.4%)
Comparable multiples:
		• EV/Revenue	0.4x – 1.6x (0.6x)
Comparable multiples:
		• EV/EBITDA(5)	5.5x – 13.0x (6.9x)

(1)	Included within Level 3 Assets of $1,216,894 is an amount of $192,024 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of EBITDA.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of December 31, 2019 and December 31, 2018. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates or market yields is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, respectively, in the fair value.

As of the dates indicated, the following is a summary of the Company’s assets categorized within the fair value hierarchy.

	December 31, 2019				December 31, 2018
Assets	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$80,583	$1,000,087	$1,080,670	$–	$18,400	$711,204	$729,604
1st Lien/Last-Out Unitranche	–	–	35,278	35,278	–	–	106,879	106,879
2nd Lien/Senior Secured Debt	–	32,992	201,033	234,025	–	43,190	348,741	391,931
Unsecured Debt	–	–	7,409	7,409	–	–	6,697	6,697
Preferred Stock	–	–	48,762	48,762	–	–	21,534	21,534
Common Stock	124	–	47,984	48,108	–	504	21,839	22,343

Subtotal	$124	$113,575	$1,340,553	$1,454,252	$–	$62,094	$1,216,894	$1,278,988

Investments measured at NAV(1)								96,456

Total assets	$124	$113,575	$1,340,553	$1,454,252	$–	$62,094	$1,216,894	$1,375,444

Foreign currency forward contracts (asset) (2)	$–	$32	$–	$32	$–	$89	$–	$89

(1)	Includes equity investment in the Senior Credit Fund.
(2)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended December 31, 2019, transfers from Level 3 to Level 2 were primarily due to increased price transparency. For the years ended December 31, 2019 and 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency.

The below table presents a summary of changes in fair value of Level 3 assets by investment type.

	Beginning Balance	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance	Net Change in Unrealized Appreciation (Depreciation) for assets still held
For the Year Ended December 31, 2019
1st Lien/Senior Secured Debt	$711,204	$638,487	$168	$(3,071)	$(343,954)	$4,815	$–	$(7,562)	$1,000,087	$(2,859)
1st Lien/Last-Out Unitranche	106,879	1,015	(6,923)	7,095	(73,157)	369	–	–	35,278	(31)
2nd Lien/Senior Secured Debt	348,741	5,852	(33,167)	(8,717)	(129,214)	1,940	21,658	(6,060)	201,033	(24,762)
Unsecured Debt	6,697	698	–	14	–	–	–	–	7,409	14
Preferred Stock	21,534	25,000	(187)	2,415	–	–	–	–	48,762	2,228
Common Stock	21,839	30,070	1,760	(3,182)	(2,503)	–	–	–	47,984	(2,815)

Total assets	$1,216,894	$701,122	$(38,349)	$(5,446)	$(548,828)	$7,124	$21,658	$(13,622)	$1,340,553	$(28,225)

For the Year Ended December 31, 2018
1st Lien/Senior Secured Debt	$387,473	$347,195	$(10)	$(2,216)	$(24,800)	$3,562	$–	$–	$711,204	$(2,216)
1st Lien/Last-Out Unitranche	273,965	32,302	–	(2,204)	(199,848)	2,664	–	–	106,879	(2,114)
2nd Lien/Senior Secured Debt	374,915	103,342	–	(18,487)	(118,934)	2,792	5,113	–	348,741	(18,466)
Unsecured Debt	3,900	2,811	–	(14)	–	–	–	–	6,697	(14)
Preferred Stock	12,836	5,100	–	3,598	–	–	–	–	21,534	3,598
Common Stock	22,606	5,698	1,550	(5,865)	(2,150)	–	–	–	21,839	(5,865)

Total assets	$1,075,695	$496,448	$1,540	$(25,188)	$(345,732)	$9,018	$5,113	$–	$1,216,894	$(25,077)

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Transfers in were primarily due to decreased price transparency.
(3)	Transfers out were primarily due to increased price transparency.

Debt Not Carried at Fair Value

The fair value of the Revolving Credit Facility, which would be categorized as Level 3 within the fair value hierarchy as of December 31, 2019 and December 31, 2018, approximates its carrying value. The fair value of the Company’s Convertible Notes, which would be categorized as Level 2 within the fair value hierarchy, as of December 31, 2019 and December 31, 2018 was $160,689 and $151,125, respectively, based on broker quotes received by the Company.

6. DEBT

On June 15, 2018, the Company’s stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act to the Company. As a result of this approval, the Company is now permitted to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. As of December 31, 2019 and December 31, 2018, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 187% and 206%, respectively.

As of the dates indicated, the Company’s outstanding debt was as follows:

	December 31, 2019			December 31, 2018
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(4)	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(4)
Revolving Credit Facility(1)(2)	$795,000	$177,039	$618,407	$695,000	$186,049	$509,419
Convertible Notes(3)	155,000	–	151,320	155,000	–	149,682

Total Debt	$950,000	$177,039	$769,727	$850,000	$186,049	$659,101

(1)	Provides, under certain circumstances, a total borrowing capacity of $1,000,000.
(2)	The Company may borrow amounts in USD or certain other permitted currencies. Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of the applicable reporting date. As of December 31, 2019, the Company had outstanding borrowings denominated in USD of $580,550 and in Euros (EUR) of EUR 33,750. As of December 31, 2018, the Company had outstanding borrowings denominated in USD of $470,750 and in Euros (EUR) of EUR 33,750.
(3)	The carrying value of the Company’s Convertible Notes is presented net of unamortized debt issuance costs of $2,648 and OID net of accretion of $1,032 as of December 31, 2019, and net of unamortized debt issuance costs of $3,862 and OID net of accretion of $1,456 as of December 31, 2018.
(4)	Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of December 31, 2019 and December 31, 2018.

The combined weighted average interest rate of the aggregate borrowings outstanding for the year ended December 31, 2019 and the year ended December 31, 2018 was 4.25% and 4.10% respectively.

Revolving Credit Facility

On September 19, 2013, the Company entered into a Revolving Credit Facility with various lenders. Truist Bank (formerly known as SunTrust Bank) serves as administrative agent and Bank of America, N.A. serves as syndication agent under the Revolving Credit Facility. The Company has amended and restated the Revolving Credit Facility on October 3, 2014, November 3, 2015, December 16, 2016, February 21, 2018 and September 17, 2018.

The aggregate committed borrowing amount under the Revolving Credit Facility is $795,000. The Revolving Credit Facility includes an uncommitted accordion feature that allows the Company, under certain circumstances, to increase the borrowing capacity of the Revolving Credit Facility up to $1,000,000.

Borrowings denominated in USD, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either (i) LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions or (ii) an alternative base rate, which is the higher of the Prime Rate, Federal Funds Rate plus 0.50% or overnight LIBOR plus 1.00%, plus either 0.75% or 1.00%, subject to borrowing base conditions. Borrowings denominated in EUR bear interest (at the company’s election) of EUR LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions. The Company may elect either the LIBOR, EUR LIBOR, or an alternative base rate at the time of borrowing, and borrowings may be converted from one rate to another at any time, subject to certain conditions. Interest is payable quarterly in arrears. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on February 21, 2023.

The Revolving Credit Facility may be guaranteed by certain of the Company’s domestic subsidiaries, including any that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The Revolving Credit Facility contains certain covenants, including: (i) maintaining a minimum stockholder’s equity of $500,000 plus 25% of net proceeds of the sale of equity interests after February 21, 2018, (ii) maintaining a minimum asset coverage ratio of at least 150%, (iii) maintaining a minimum asset coverage ratio of 200% with respect to the consolidated assets (with certain limitations on the contribution of equity in financing subsidiaries as specified therein) of the Company and its subsidiary guarantors to the secured debt of the Company and its subsidiary guarantors, (iv) maintaining a minimum Company net worth of at least $350,000, (v) maintaining a minimum liquidity test of at least 10% of the covered debt amount during any period when the adjusted covered debt balance is greater than 90% of the adjusted borrowing base, as defined in the Revolving Credit Facility, and (vi) complying with restrictions on industry concentrations in the Company’s investment portfolio. The Company is in compliance with these covenants.

Costs of $12,093 were incurred in connection with obtaining and amending the Revolving Credit Facility, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Revolving Credit Facility using the straight-line method. As of December 31, 2019 and December 31, 2018, deferred financing costs were $4,427 and $5,436, respectively.

The below table presents the summary information of the Revolving Credit Facility.

	For the Years Ended December 31,
	2019	2018	2017

Borrowing interest expense	$25,586	$16,523	$11,340
Facility fees	690	1,071	989
Amortization of financing costs	1,424	1,318	1,235

Total	$27,700	$18,912	$13,564

Weighted average interest rate	4.18%	3.97%	3.14%
Average outstanding balance	$611,498	$416,119	$360,981

Convertible Notes

On October 3, 2016, the Company closed an offering of $115,000 aggregate principal amount of unsecured Convertible Notes, which includes $15,000 aggregate principal amount issued pursuant to the initial purchasers’ exercise in full of an over-allotment option (the “Initial Convertible Notes”). The sale of the Initial Convertible Notes generated net proceeds of approximately $110,900. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility.

On July 2, 2018, the Company closed an additional offering of $40,000 aggregate principal amount of Convertible Notes (the “Additional Convertible Notes” and together with Initial Convertible Notes, the

“Convertible Notes”). The Additional Convertible Notes have identical terms, are fungible with and are part of the Initial Convertible Notes. The sale of the Additional Convertible Notes generated net proceeds of approximately $38,569. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility.

The Convertible Notes were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as Trustee. Wells Fargo Bank, National Association and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The Convertible Notes bear interest at a rate of 4.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2017. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. In certain circumstances, the Convertible Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, based on an initial conversion rate of 40.8397 shares of the Company’s common stock per one thousand dollars principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $24.49 per share of common stock, subject to customary anti-dilution adjustments and the other terms of the indenture governing the Convertible Notes. The conversion price is approximately 10.0% above the $22.26 per share closing price of the Company’s common stock on September 27, 2016 and 16.7% above the $20.99 per share closing price of our common stock on June 26, 2018. The Company will not have the right to redeem the Convertible Notes prior to maturity.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding October 1, 2021 only under the following circumstances: (1) during any calendar quarter, if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per one thousand dollars principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after October 1, 2021, until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Notes are accounted for in accordance with ASC Topic 470-20, Debt with Conversion and Other Options. Upon conversion of any of the Convertible Notes, the Company intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, has the option to pay the excess amount in cash or shares of the Company’s common stock (or a combination of cash and shares), subject to the requirements of the indenture governing the Convertible Notes. The Company has determined that the embedded conversion options in the Convertible Notes are not required to be separately accounted for as derivatives under ASC Topic 815, Derivatives and Hedging. At the time of issuance the values of the debt and equity components of the Initial Convertible Notes and Additional Convertible Notes were approximately 99.4% and 0.6%, and 97.9% and 2.1%, respectively.

The OID equal to the equity component of the Convertible Notes was recorded in “paid-in capital in excess of par” in the accompanying Consolidated Statements of Assets and Liabilities. The Company records interest expense comprised of both stated interest and amortization of the OID. At the time of issuance, the equity components of the Initial Convertible Notes and the Additional Convertible Notes were $743 and $836, respectively. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the values at the time of issuance and accounted for as debt issuance costs and equity issuance costs, respectively.

As of the dates indicated, the below table presents the components of the carrying value of the Convertible Notes:

	December 31, 2019	December 31, 2018

Principal amount of debt	$155,000	$155,000
OID, net of accretion	1,032	1,456
Unamortized debt issuance costs	2,648	3,862

Carrying value	$151,320	$149,682

Stated interest rate	4.50%	4.50%
Effective interest rate (stated interest rate plus accretion of OID)	4.77%	4.76%

The below table presents the components of interest and other debt expenses related to the Convertible Notes:

	For the Years Ended December 31,
	2019	2018	2017

Borrowing interest expense	$6,975	$6,070	$5,175
Accretion of OID	424	267	117
Amortization of debt issuance costs	1,214	983	751

Total	$8,613	$7,320	$6,043

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statements of Assets and Liabilities as due to/due from broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For the year ended December 31, 2019, the Company’s average USD notional exposure to foreign currency forward contracts was $2,930. For the period from August 8, 2018 to December 31, 2018, the Company’s average USD notional exposure to foreign currency forward contracts was $3,215.

As of the dates indicated, the table below sets forth the Company’s net exposure to foreign currency forward contracts by counterparty that are subject to ISDA Master Agreements or similar agreements.

	Presented on the Consolidated Statements of Financial Condition
	Gross Amount of Assets	Gross Amount of (Liabilities)	Net Amount of Assets or (Liabilities)	Collateral (Received) Pledged(1)	Net Amounts(2)
December 31, 2019

Bank of America, N.A.	$32	$–	$32	$–	$32

December 31, 2018

Bank of America, N.A.	$89	$–	$89	$–	$89

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations was as follows:

	For the Years Ended December 31,
	2019	2018
Net realized gain (loss) on foreign currency forward contracts	$151	$7
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(57)	89

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$94	$96

The Company did not hold any derivative instruments during the year ended December 31, 2017.

8. COMMITMENTS AND CONTINGENCIES

Commitments

The Company may enter into investment commitments through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement. As of December 31, 2019, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. As of the dates indicated, the Company had the following unfunded commitments by investment types:

		Unfunded Commitment(2)		Fair Value(3)
	Commitment Expiration Date(1)	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
1st Lien/Senior Secured Debt
Output Services Group, Inc.	3/27/2020	$24	$–	$(4)	$–
Gastro Health Holdco, LLC	4/13/2020	754	–	(11)	–
Ansira Partners, Inc.	4/16/2020	96	–	(3)	–
GlobalTranz Enterprises, Inc.	5/15/2020	1,992	–	(179)	–
Hygiena Borrower LLC	6/29/2020	715	567	(14)	(11)
Convene 237 Park Avenue, LLC (dba Convene)	8/30/2020	6,220	–	(124)	–
Diligent Corporation	12/19/2020	4,268	9,590	(43)	(120)
Brillio, LLC	2/6/2021	1,510	–	(15)	–
CorePower Yoga LLC	5/14/2021	1,807	–	(27)	–
CFS Management, LLC (dba Center for Sight Management)	7/1/2021	1,418	–	(14)	–
Associations, Inc.	7/30/2021	912	1,892	(9)	(19)
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2021	4,643	–	(81)	–
WebPT, Inc.	8/28/2021	1,274	–	(26)	–
Gastro Health Holdco, LLC	9/13/2021	5,100	–	(77)	–
Elemica Parent, Inc.	9/18/2021	560	–	(14)	–
Bullhorn, Inc.	10/1/2021	727	–	(11)	–
Chronicle Bidco Inc. (dba Lexitas)	11/14/2021	2,940	–	(29)	–
Eptam Plastics, Ltd.	12/6/2021	1,830	–	(14)	–
Netvoyage Corporation (dba NetDocuments)	3/24/2022	654	654	(8)	(8)
VRC Companies, LLC (dba Vital Records Control)	3/31/2022	394	86	(3)	(1)
Diligent Corporation	4/14/2022	156	780	(2)	(10)
DDS USA Holding, Inc.	6/30/2022	971	1,079	(5)	(8)
Xactly Corporation	7/29/2022	1,697	1,697	(21)	(25)
Hygiena Borrower LLC	8/26/2022	1,313	380	(26)	(8)
Lithium Technologies, Inc.	10/3/2022	2,684	2,684	(40)	(54)
Businessolver.com, Inc.	5/15/2023	941	941	(16)	(19)
Integral Ad Science, Inc.	7/19/2023	1,815	1,815	(27)	(36)
FWR Holding Corporation (dba First Watch Restaurants)	8/21/2023	88	–	(1)	–
Gastro Health Holdco, LLC	9/4/2023	2,000	2,000	(30)	(40)
Empirix, Inc.	9/25/2023	1,300	1,300	(130)	(23)

		Unfunded Commitment(2)		Fair Value(3)
	Commitment Expiration Date(1)	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
SPay, Inc. (dba Stack Sports)	6/17/2024	$380	$304	$(12)	$(8)
Associations, Inc.	7/30/2024	587	587	(6)	(6)
WebPT, Inc.	8/28/2024	1,062	–	(21)	–
Fenergo Finance 3 Limited	9/5/2024	1,683	1,744	(13)	(59)
Fenergo Finance 3 Limited	9/5/2024	1,182	1,182	(9)	(24)
iCIMS, Inc.	9/12/2024	1,868	1,868	(33)	(37)
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)	11/15/2024	2,295	2,550	(40)	(51)
Wrike, Inc.	12/31/2024	1,600	1,600	(32)	(32)
Apptio, Inc.	1/10/2025	2,225	2,180	(39)	–
ConnectWise, LLC	2/28/2025	1,036	–	(13)	–
Mailgun Technologies, Inc.	3/26/2025	993	–	(17)	–
Internet Truckstop Group, LLC (dba Truckstop)	4/2/2025	1,800	–	(27)	–
PlanSource Holdings, Inc.	4/22/2025	3,142	–	(63)	–
CorePower Yoga LLC	5/14/2025	678	–	(10)	–
Wolfpack IP Co. (dba Lone Wolf Technologies)	6/13/2025	3,169	–	(63)	–
Riverpoint Medical, LLC	6/21/2025	1,644	–	(16)	–
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)	7/9/2025	1,600	–	(32)	–
WorkForce Software, LLC	7/31/2025	771	–	(15)	–
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2025	1,764	–	(31)	–
Elemica Parent, Inc.	9/18/2025	253	–	(6)	–
Bullhorn, Inc.	10/1/2025	545	–	(8)	–
CST Buyer Company (dba Intoxalock)	10/3/2025	876	–	–	–
Acquia, Inc.	10/31/2025	1,322	–	(26)	–
Chronicle Bidco Inc. (dba Lexitas)	11/14/2025	880	–	(18)	–
Eptam Plastics, Ltd.	12/6/2025	686	–	(10)	–
Legacy Buyer Corp.	10/24/2019	–	2,500	–	–
Businessolver.com, Inc.	5/15/2020	–	1,398	–	(28)
SPay, Inc. (dba Stack Sports)	6/15/2020	–	5,663	–	(143)
Gastro Health Holdco, LLC	9/4/2020	–	5,062	–	(102)
Elemica, Inc.	7/7/2021	–	6,000	–	(75)
Continuum Managed Services LLC	6/8/2022	–	2,220	–	(44)
Datto, Inc.	12/7/2022	–	2,492	–	(19)
Picture Head Midco LLC	8/31/2023	–	1,760	–	(36)
VRC Companies, LLC (dba Vital Records Control)	9/27/2019	–	872	–	(9)
Picture Head Midco LLC	3/31/2019	–	2,540	–	(51)
Diligent Corporation	8/3/2020	–	247	–	(3)
Apptio, Inc.	1/10/2025	–	26,162	–	–

Total 1st Lien/Senior Secured Debt		$84,844	$94,396	$(1,564)	$(1,109)

2nd Lien/Senior Secured Debt
Hygiena Borrower LLC	6/29/2020	$583	$577	$(10)	$(10)
Genesis Acquisition Co. (dba ProCare Software)	7/31/2020	1,800	1,777	(45)	(49)

Total 2nd Lien/Senior Secured Debt		$2,383	$2,354	$(55)	$(59)

Total		$87,227	$96,750	$(1,619)	$(1,168)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.
(2)	Unfunded commitments denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of the applicable reporting date.
(3)	The fair value is reflected as investments, at fair value in the Consolidated Statements of Assets and Liabilities.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Equity Issuances

There were no sales of the Company’s common stock during the years ended December 31, 2019 and 2018.

On May 24, 2017, the Company completed a follow-on offering under its shelf registration statement, issuing 3,250,000 shares of its common stock at a public offering price of $22.50 per share. Net of offering and underwriting costs, the Company received cash proceeds of $69,648.

On May 26, 2017, the Company sold an additional 487,500 shares of its common stock pursuant to the underwriters’ exercise of the option to purchase additional shares the Company granted in connection with the aforementioned offering. Net of underwriting costs, the Company received additional cash proceeds of $10,640.

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
For the Year Ended December 31, 2019
February 20, 2019	March 29, 2019	April 15, 2019	$0.45
May 7, 2019	June 28, 2019	July 15, 2019	$0.45
July 30, 2019	September 30, 2019	October 15, 2019	$0.45
October 30, 2019	December 31, 2019	January 15, 2020	$0.45
For the Year Ended December 31, 2018
February 21, 2018	March 30, 2018	April 16, 2018	$0.45
May 1, 2018	June 29, 2018	July 16, 2018	$0.45
July 31, 2018	September 28, 2018	October 15, 2018	$0.45
October 30, 2018	December 31, 2018	January 15, 2019	$0.45
For the Year Ended December 31, 2017
February 22, 2017	March 31, 2017	April 17, 2017	$0.45
May 1, 2017	June 30, 2017	July 17, 2017	$0.45
August 1, 2017	September 29, 2017	October 16, 2017	$0.45
October 31, 2017	December 29, 2017	January 16, 2018	$0.45

Dividend Reinvestment Plan

Concurrent with the IPO, the Company adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors, unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.

The following table summarizes shares distributed pursuant to the dividend reinvestment plan to stockholders who had not opted out of the dividend reinvestment plan:

Date Declared	Record Date	Payment Date	Shares
For the Year Ended December 31, 2019
October 30, 2018	December 31, 2018	January 15, 2019	39,591
February 20, 2019	March 29, 2019	April 15, 2019	35,306
May 7, 2019	June 28, 2019	July 15, 2019	35,408
July 30, 2019	September 30, 2019	October 15, 2019	29,141
For the Year Ended December 31, 2018
October 31, 2017	December 29, 2017	January 16, 2018	23,824
February 21, 2018	March 30, 2018	April 16, 2018	20,916
May 1, 2018	June 29, 2018	July 16, 2018	20,644
August 1, 2018	September 28, 2018	October 15, 2018	31,576
For the Year Ended December 31, 2017
November 1, 2016	December 31, 2016	January 17, 2017	11,124
February 22, 2017	March 31, 2017	April 17, 2017	11,202
May 1, 2017	June 30, 2017	July 17, 2017	18,417
August 1, 2017	September 29, 2017	October 16, 2017	20,760

10. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share:

	For the Years Ended December 31,
	2019	2018	2017
Net increase in net assets resulting from operations	$36,148	$53,678	$49,548
Weighted average shares outstanding	40,313,662	40,184,715	38,633,652
Basic and diluted earnings per share	$0.90	$1.34	$1.28

For the purpose of calculating diluted earnings per common share, the average closing price of the Company’s common stock for the years ended December 31, 2019, 2018 and 2017 was less than the conversion price for the Convertible Notes outstanding as of December 31, 2019, 2018 and 2017, respectively. Therefore, for the years ended December 31, 2019, 2018, and 2017, diluted earnings per share equal basic earnings per share because the underlying shares for the intrinsic value of the embedded options in the Convertible Notes were not dilutive.

11. TAX INFORMATION

The tax character of distributions during the years ended December 31, 2019, 2018 and 2017 was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Distributions paid from:
Ordinary Income	$72,574	$72,339	$70,504
Net Long-Term Capital Gains	–	$–	$–

Total Taxable Distributions	$72,574	$72,339	$70,504

As of December 31, 2019, December 31, 2018 and December 31, 2017 the components of Accumulated Earnings (Losses) on a tax basis were as follows:

	December 31, 2019	December 31, 2018	December 31, 2017
Undistributed Ordinary Income—net	$46,658	$42,231	$33,790
Undistributed Long-Term Capital Gains	$–	$–	$–

Total Undistributed Earnings	$46,658	$42,231	$33,790

Capital Loss Carryforward:
Perpetual Long-Term	$(89,051)	$(78,249)	$(56,664)
Perpetual Short-Term	$–	$(1,503)	$–

Total capital loss carryforwards	$(89,051)	$(79,752)	$(56,664)
Timing Differences (Late year Ordinary Loss Deferral)	$(62)	$(227)	$(25,328)
Unrealized Earnings (Losses)—net	$(58,171)	$(53,195)	$(24,521)

Total Accumulated Earnings (Losses)—net	$(100,626)	$(90,943)	$(72,723)

As of December 31, 2019, December 31, 2018 and December 31, 2017 the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

	December 31, 2019	December 31, 2018	December 31, 2017
Tax cost	$1,426,453	$1,429,140	$1,294,373
Gross unrealized appreciation	$24,149	$12,268	$6,787
Gross unrealized depreciation	$(82,320)	$(65,463)	$(31,308)

Net unrealized investment appreciation (depreciation) on investments	$(58,171)	$(53,195)	$(24,521)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Company’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Company’s accounts. These reclassifications have no impact on the net asset value of the Company and result primarily from certain non-deductible expenses, and differences in the tax treatment of underlying fund investments. For the year ended December 31, 2019, December 31, 2018 and December 31, 2017, the Company reclassified $(26,743), $(443) and $(1,556), respectively, from total distributable earnings to paid-in capital in excess of par.

The following reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2019, 2018 and 2017:

	For the Years Ended December 31,
	2019	2018	2017
Net increase in net assets resulting from operations	$36,148	$53,678	$49,548
Adjustments:
Net unrealized loss (gain) on investments and foreign currency forward contracts and translations	4,663	30,260	(35,868)
Income not currently taxable	24,380	(2,986)	(1,461)
Income for tax but not book	(18)	–	–
Expenses not currently deductible	1,694	2,058	1,552
Realized gain(loss) differences	(79,361)	(83,109)	5,060

Taxable income net of capital loss carryforward	$(12,494)	$(99)	$18,831
Capital loss carryforward	89,051	79,752	56,664

Taxable income (1)	$76,557	$79,653	$75,495

(1)	Taxable income is an estimate and is not fully determined until the Company’s tax return is filed.

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

12. FINANCIAL HIGHLIGHTS

Below presents the schedule of financial highlights of the Company:

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data:(1)
NAV, beginning of year	$17.65	$18.09	$18.31	$18.97	$19.56
Net investment income (loss)	1.98	2.06	2.07	2.10	2.14
Net realized and unrealized gains (losses) (2)	(1.08)	(0.70)	(0.80)	(0.98)	(0.84)
Income tax provision, realized and unrealized gains	–	(0.02)	–	–	–

Net increase (decrease) in net assets resulting from operations	0.90	1.34	1.27	1.12	1.30

Issuance of common stock, net of underwriting and offering costs	–	–	0.31	–	(0.09)
Equity component of convertible notes	–	0.02	–	0.02	–
Distributions declared from net investment income(3)	(1.80)	(1.80)	(1.80)	(1.80)	(1.76)
Distributions declared from net realized gains(3)	–	–	–	–	(0.04)

Total increase (decrease) in net assets	(0.90)	(0.44)	(0.22)	(0.66)	(0.59)

NAV, end of year	$16.75	$17.65	$18.09	$18.31	$18.97

Market price, end of year	$21.28	$18.38	$22.18	$23.52	$19.00
Shares outstanding, end of year	40,367,071	40,227,625	40,130,665	36,331,662	36,306,882
Weighted average shares outstanding	40,313,662	40,184,715	38,633,652	36,317,131	34,782,967
Total return based on NAV(4)	4.08%	6.96%	7.17%	5.42%	6.07%
Total return based on market value(5)	26.98%	(9.16)%	2.30%	35.20%	3.90%

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of year	$676,125	$709,892	$725,830	$665,137	$688,650
Ratio of net expenses to average net assets	9.77%	8.81%	8.07%	7.25%	6.51%
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets	3.24%	3.26%	3.47%	3.58%	3.17%
Ratio of interest and other debt expenses to average net assets	5.25%	3.62%	2.79%	2.12%	1.59%
Ratio of incentive fees to average net assets	1.28%	1.93%	1.81%	1.55%	1.75%
Ratio of total expenses to average net assets	9.82%	8.81%	8.07%	7.25%	6.51%
Ratio of net investment income (loss) to average net assets	11.53%	11.42%	11.36%	11.30%	11.06%
Average debt outstanding	$766,498	$551,174	$475,981	$464,440	$358,444
Average debt per share(6)	$19.01	$13.72	$12.32	$12.79	$10.31
Portfolio turnover	45%	26%	45%	17%	13%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period, except for distributions declared, which reflects the actual amount of distributions declared per share for the applicable period.
(2)	For the year ended December 31, 2019, the amount shown may not correspond with the aggregate amount paid for the period as it includes the effect of the timing of the distribution.
(3)	The per share data for distributions declared reflects the actual amount of distributions declared per share for the applicable year.
(4)	Total return based on NAV is calculated as the change in NAV per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan.
(5)	Total return based on market value is calculated as the change in market value per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan.
(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

13. SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following are the quarterly results of operations for the years ended December 31, 2019 and 2018. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Investment income	$35,467	$36,856	$38,401	$36,537
Total expenses	16,017	17,425	18,862	13,813

Incentive fee waiver	(394)	–	–	–

Net investment income (loss) before taxes	19,844	19,431	19,539	22,724
Income tax expense, including excise tax	469	459	452	439

Net investment income (loss) after taxes	19,375	18,972	19,087	22,285

Net realized and unrealized gains (losses)	(10,472)	(10,072)	(2,926)	(20,274)
(Provision) benefit for taxes on realized gain/loss on investments	–	–	121	–
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	–	–	(152)	204

Net increase in net assets resulting from operations after tax	$8,903	$8,900	$16,130	$2,215

Net investment income per share (basic and diluted)	$0.48	$0.47	$0.47	$0.55

Earnings per share (basic and diluted)	$0.22	$0.22	$0.40	$0.06

Weighted average shares outstanding	40,362,637	40,332,542	40,297,090	40,261,057

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$35,969	$37,983	$37,238	$35,541
Total expenses	13,032	15,989	16,771	16,521

Net investment income (loss) before taxes	22,937	21,994	20,467	19,020
Income tax expense, including excise tax	565	428	304	285

Net investment income (loss) after taxes	22,372	21,566	20,163	18,735

Net realized and unrealized gains (losses)	(23,501)	(2,401)	(2,697)	163
Income tax provision, realized gain	–	–	1	(447)
Income tax provision, unrealized gain	(130)	(146)	–	–

Net increase in net assets resulting from operations after tax	$(1,259)	$19,019	$17,467	$18,451

Net investment income per share (basic and diluted)	$0.56	$0.54	$0.50	$0.47

Earnings per share (basic and diluted)	$(0.03)	$0.47	$0.43	$0.46

Weighted average shares outstanding	40,222,820	40,192,683	40,171,957	40,150,518

14. PENDING MERGER WITH GS MMLC

On December 9, 2019, the Company entered into the Merger Agreement with GS MMLC, Merger Sub, and the Investment Adviser. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GS MMLC, with GS MMLC continuing as the surviving company and, immediately thereafter, GS MMLC will merge with and into the Company, with the Company continuing as the surviving company. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Pursuant to the Merger, each share of GS MMLC common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into 0.9939 shares of the Company’s common stock (the

“Exchange Ratio”) in connection with the closing of the Merger (other than certain excluded shares as described in the Merger Agreement). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time, (i) either GS MMLC or the Company declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of the Company’s common stock or GS MMLC common stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, other than shares issued pursuant to the Company’s distribution reinvestment plan, as permitted by the Merger Agreement. No fractional shares of the Company’s common stock will be issued, and holders of GS MMLC common stock will receive cash in lieu of fractional shares.

Consummation of the Merger, which is currently anticipated to occur during the first half of calendar year 2020, is subject to certain closing conditions, including (a) the Company’s stockholder approval of each of the Merger, the Amended and Restated GSBD charter, the Merger Stock Issuance and the New Investment Management Agreement (b) GS MMLC stockholder approval of each of the Merger and the New Investment Management Agreement and certain other closing conditions.

The Merger Agreement also contains certain termination rights in favor of the Company and GS MMLC, including if the Merger is not completed on or before December 9, 2020 or if the requisite approvals of the Company’s stockholders or GS MMLC’s stockholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, the Company may be required to pay GS MMLC, or GS MMLC may be required to pay the Company, a termination fee of $20.5 million and $27.8 million, respectively.

The Merger is expected to be accounted for as an asset acquisition of GS MMLC by the Company in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues, with the fair value of total consideration paid in conjunction with the Mergers allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Mergers. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of GS MMLC’s assets and liabilities.

15. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were issued. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On February 10, 2020, the Company closed an offering of $360,000 aggregate principal amount of 3.75% notes due 2025 (the “Notes”). The Notes will mature on February 10, 2025 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable. The Company used the net proceeds of the offering to pay down debt under our Revolving Credit Facility.

On February 19, 2020 the Board of Directors declared a quarterly distribution of $0.45 per share payable on April 15, 2020 to holders of record as of March 31, 2020.

Goldman Sachs BDC, Inc. — Tax Information (unaudited)

During the year ended December 31, 2019, the Company designated 93.96% of its distributions from net investment income as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	March 31, 2020 (Unaudited)	December 31, 2019
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,727,351 and $1,656,685)	$1,611,971	$1,633,562
Non-controlled affiliated investments (cost of $45,734 and $45,702)	49,947	49,598
Investments in affiliated money market fund (cost of $91,998 and $–)	91,998	—
Cash	16,207	13,393
Unrealized appreciation on foreign currency forward contracts	156	46
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	7,600	7,022
Deferred financing costs	2,679	2,617
Receivable for investments sold	9,668	41
Other assets	71	96

Total assets	$1,790,297	$1,706,375

Liabilities
Debt	$839,884	$729,986
Interest and other debt expenses payable	694	713
Management fees payable	3,501	3,520
Incentive fees payable	—	3,419
Distribution payable	23,153	21,272
Directors’ fees payable	106	—
Accrued expenses and other liabilities	3,265	2,676

Total liabilities	$870,603	$761,586

Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 53,844,947 and 50,562,483 shares issued and outstanding as of March 31, 2020 and December 31, 2019)	54	51
Paid-in capital in excess of par	1,034,279	972,476
Distributable earnings	(114,639)	(27,738)

TOTAL NET ASSETS	$919,694	$944,789

TOTAL LIABILITIES AND NET ASSETS	$1,790,297	$1,706,375

Net asset value per share	$17.08	$18.69

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$38,566	$29,375
Other income	331	422

Total investment income from non-controlled/non-affiliated investments	38,897	29,797
From non-controlled affiliated investments:
Interest income	803	667
Dividend income	7	36
Other income	7	7

Total investment income from non-controlled affiliated investments	817	710

Total investment income	$39,714	$30,507

Expenses:
Interest and other debt expenses	$7,446	$4,411
Management fees	3,501	3,226
Incentive fees	—	5,968
Professional fees	937	283
Administration, custodian and transfer agent fees	579	518
Directors’ fees	106	105
Other expenses	317	205

Total expenses	$12,886	$14,716

NET INVESTMENT INCOME BEFORE TAXES	$26,828	$15,791

Income tax expense (benefit), including excise tax	$—	$(7)

NET INVESTMENT INCOME AFTER TAXES	$26,828	$15,798

Net realized and unrealized gains (losses):
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$226	$(2)
Foreign currency forward contracts	38	12
Foreign currency transactions	4	3
Net change in unrealized appreciation (depreciation) from:
Non-controlled/non-affiliated investments	(92,257)	(9,720)
Non-controlled affiliated investments	317	414
Foreign currency forward contracts	110	108
Foreign currency translations	879	1,143

Net realized and unrealized gains (losses)	$(90,683)	$(8,042)

(Provision) benefit for taxes on realized gain/loss on investments	$—	$—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	107	(103)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(63,748)	$7,653

Weighted average shares outstanding	51,897,111	43,338,250
Net investment income per share (basic and diluted)	$0.52	$0.36
Earnings (loss) per share (basic and diluted)	$(1.23)	$0.18

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Net assets at beginning of period	$944,789	$820,154
Increase (decrease) in net assets resulting from operations:
Net investment income	$26,828	$15,798
Net realized gain (loss)	268	13
Net change in unrealized appreciation (depreciation)	(90,951)	(8,055)
(Provision) benefit for taxes on realized gain/loss on investments	—	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	107	(103)

Net increase (decrease) in net assets resulting from operations	$(63,748)	$7,653

Distributions to stockholders from:
Distributable earnings	$(23,153)	$(18,492)

Total distributions to stockholders	$(23,153)	$(18,492)

Capital transactions:
Issuance of common shares	$61,806	$82,610

Net increase (decrease) in net assets resulting from capital transactions	$61,806	$82,610

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(25,095)	$71,771

Net assets at end of period	$919,694	$891,925

Distributions declared per share	$0.43	$0.43

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended
	March 31, 2020	March 31, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$(63,748)	$7,653
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(134,577)	(167,977)
Payment-in-kind interest capitalized	(284)	(289)
Investments in affiliated money market fund, net	(91,998)	—
Proceeds from sales of investments and principal repayments	66,416	21,590
Net realized (gain) loss	(222)	2
Net change in unrealized (appreciation) depreciation on investments	91,940	9,306
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	(87)	(99)
Amortization of premium and accretion of discount, net	(2,031)	(1,040)
Amortization of deferred financing costs	368	294
Changes in operating assets and liabilities:
(Increase) decrease in interest and dividends receivable	(578)	(702)
(Increase) decrease in receivable for investments sold	(9,627)	48
(Increase) decrease in other assets	25	81
Increase (decrease) in interest and other debt expenses payable	(23)	(103)
Increase (decrease) in management fees payable	(19)	327
Increase (decrease) in incentive fees payable	(3,419)	2,456
Increase (decrease) in directors’ fees payable	106	105
Increase (decrease) in accrued expenses and other liabilities	589	286

Net cash provided by (used for) operating activities	$(147,169)	$(128,062)

Cash flows from financing activities:
Proceeds from issuance of common stock	$61,806	$82,610
Financing cost paid	(426)	—
Distributions paid	(21,272)	(16,190)
Borrowings on debt	237,098	169,499
Repayments of debt	(127,200)	(111,500)

Net cash provided by (used for) financing activities	$150,006	$124,419

Net increase (decrease) in cash	$2,837	$(3,643)
Effect of foreign exchange rate changes on cash and cash equivalents	(23)	(9)
Cash, beginning of period	13,393	15,010

Cash, end of period	$16,207	$11,358

Supplemental and non-cash activities
Interest expense paid	$6,934	$3,963
Accrued but unpaid distributions	$23,153	$18,492
Accrued but unpaid deferred financing costs	$4	$—
Accrued but unpaid excise tax expense	$—	$8

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
1st Lien/Senior Secured Debt – 138.73% #
3SI Security Systems, Inc.(1)	Commercial Services & Supplies	6.75%	L + 5.75%; 1.00% Floor	06/16/2023	$2,243	$2,223	$2,159
Accuity Delivery Systems, LLC^ (1) (2)	Health Care Providers & Services	8.00%	L + 7.00%; 1.00% Floor	06/13/2023	14,480	14,179	14,625
Acquia, Inc.(1) (2)	Software	8.58%	L + 7.00%; 1.00% Floor	10/31/2025	18,197	17,853	17,287
Acquia, Inc.(1) (2) (3)	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,946	(36)	(97)
Apptio, Inc.(1) (2)	IT Services	8.25%	L + 7.25%; 1.00% Floor	01/10/2025	46,452	45,667	45,174
Apptio, Inc.(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	3,160	(51)	(87)
Associations, Inc.(1) (2)	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	19,448	19,267	18,038
Associations, Inc.(1) (2) (3)	Real Estate Management & Development	8.91%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,268	3,017	2,746
Associations, Inc.(1) (2)	Real Estate Management & Development	8.00%	L + 6.00%; 1.00% Floor	07/30/2024	836	828	775
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	Hotels, Restaurants & Leisure	7.20%	L + 5.75%; 1.00% Floor	08/19/2025	9,074	8,991	8,643
Brillio, LLC(1) (2)	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	6,551	6,495	6,190
Brillio, LLC(1) (2) (3)	IT Services	5.75%	L + 4.75%; 1.00% Floor	02/06/2025	2,200	1,100	979
Bullhorn, Inc.(1) (2)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	16,069	15,844	15,346
Bullhorn, Inc.(1) (2)	Professional Services	6.50%	L + 5.50%; 1.00% Floor	10/01/2025	799	788	763
Bullhorn, Inc.(1) (2)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	266	262	254
Bullhorn, Inc.(1) (2) (3)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	10/01/2025	1,065	185	152
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.19%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,668	28,572
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.15%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	4,445	4,286
Businessolver.com, Inc.(1) (2) (3)	Health Care Technology		L + 7.50%; 1.00% Floor	05/15/2023	3,760	(48)	(188)
CFS Management, LLC (dba Center for Sight Management)(1) (2)	Health Care Providers & Services	7.34%	L + 5.75%; 1.00% Floor	07/01/2024	6,975	6,913	6,644
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	2,067	(18)	(98)
Chronicle Bidco Inc. (dba Lexitas)(1) (2)	Professional Services	7.45%	L + 5.75%; 1.00% Floor	11/14/2025	10,274	10,079	9,915
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	Professional Services	7.38%	L + 5.75%; 1.00% Floor	11/14/2025	4,324	2,269	2,181
Chronicle Bidco Inc. (dba Lexitas)(1) (2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	1,300	(24)	(45)
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,553	12,287
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.12%	L + 6.50%; 1.00% Floor	03/28/2025	9,673	9,539	9,359
ConnectWise, LLC(1) (2)	IT Services	7.07%	L + 6.00%; 1.00% Floor	02/28/2025	19,907	19,530	18,463

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
ConnectWise, LLC(1) (2) (3)	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	$1,524	$(29)	$(110)
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	Real Estate Management & Development	9.09%	L + 7.50%; 1.50% Floor	08/30/2024	31,000	30,439	26,350
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	Real Estate Management & Development	9.24%	L + 7.50%; 1.50% Floor	08/30/2024	9,120	4,615	3,374
CorePower Yoga LLC(2)	Diversified Consumer Services	5.47%	L + 4.50%	05/14/2025	14,808	14,613	13,327
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.50%	05/14/2025	236	(3)	(24)
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.75%	05/14/2025	1,010	(13)	(101)
CST Buyer Company (dba Intoxalock)(2)	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	18,170	17,952	15,444
CST Buyer Company (dba Intoxalock)(2) (3)	Diversified Consumer Services	6.82%	L + 5.75%; 1.00% Floor	10/03/2025	1,294	761	582
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	5,391	5,374	5,202
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	6.13%	L + 4.75%; 1.00% Floor	06/30/2022	5,097	5,081	4,919
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.00%	P + 3.75%; 1.00% Floor	06/30/2022	1,533	1,528	1,479
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€22,765	26,146	24,856
Diligent Corporation(1) (2)	Professional Services	6.93%	L + 5.50%; 1.00% Floor	04/14/2022	5,447	5,404	5,392
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	2,098	2,081	2,077
Diligent Corporation(1) (2) (3)	Professional Services	6.92%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	1,558	1,566
Diligent Corporation(1) (2)	Professional Services	6.57%	L + 5.50%; 1.00% Floor	04/14/2022	725	718	717
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	351	348	347
Diligent Corporation(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	6,083	(47)	(61)
DocuTAP, Inc.(1) (2)	Health Care Technology	6.50%	L + 5.50%; 1.00% Floor	05/12/2025	34,978	34,210	33,492
E2open, LLC(1) (2)	Software	7.36%	L + 5.75%; 1.00% Floor	11/26/2024	24,179	23,965	23,090
Elemica Parent, Inc.(1) (2)	Chemicals	6.39%	L + 5.50%	09/18/2025	$4,247	4,148	3,928
Elemica Parent, Inc.(1) (2) (3)	Chemicals	6.68%	L + 5.50%	09/18/2025	550	390	362
Elemica Parent, Inc.(1) (2) (3)	Chemicals		L + 5.50%	09/18/2025	830	(9)	(62)
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	7.71%	L + 6.25%; 1.00% Floor	09/25/2024	31,415	30,980	27,645
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	7.63%	L + 6.25%; 1.00% Floor	09/25/2023	1,800	1,778	1,584
Eptam Plastics, Ltd.(1) (2)	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	6,363	6,272	6,092
Eptam Plastics, Ltd.(1) (2)	Health Care Equipment & Supplies	6.50%	L + 5.50%; 1.00% Floor	12/06/2025	1,354	1,335	1,296

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Eptam Plastics, Ltd.(1) (2) (3)	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	$2,708	$(19)	$(115)
Fenergo Finance 3 Limited(1) (2) (4)	Diversified Financial Services	7.70%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	29,001	26,578
Fenergo Finance 3 Limited(1) (2) (3) (4)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,683	(22)	(80)
Fenergo Finance 3 Limited(1) (2) (3) (4)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(34)	(115)
FWR Holding Corporation (dba First Watch Restaurants) (1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	4,033	4,001	3,801
FWR Holding Corporation (dba First Watch Restaurants) (1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	3,032	3,009	2,858
FWR Holding Corporation (dba First Watch Restaurants) (1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	3,017	2,993	2,843
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	11,379	11,202	10,724
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	2,273	2,239	2,143
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	1,437	1,416	1,355
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	Hotels, Restaurants & Leisure	6.77%	L + 5.50%; 1.00% Floor	08/21/2023	1,506	994	930
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	6.86%	L + 5.50%; 1.00% Floor	09/04/2024	13,865	13,648	13,172
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2024	7,159	7,044	6,801
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.71%	L + 5.50%; 1.00% Floor	09/04/2024	6,918	6,823	6,572
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	6.95%	L + 5.50%; 1.00% Floor	09/04/2023	2,900	2,860	2,755
GlobalTranz Enterprises, Inc.(2)	Road & Rail	5.93%	L + 5.00%	05/15/2026	11,415	11,209	8,076
Governmentjobs.com, Inc. (dba NeoGov)(1) (2)	Software	8.24%	L + 6.50%; 1.00% Floor	02/05/2026	29,153	28,581	28,497
Governmentjobs.com, Inc. (dba NeoGov)(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	02/05/2026	3,887	(76)	(87)
Granicus, Inc.(2)	Software	5.75%	L + 4.75%; 1.00% Floor	09/07/2022	14,527	14,419	13,655
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2)	Hotels, Restaurants & Leisure	8.20%	L + 6.75%; 1.00% Floor	07/09/2025	34,501	34,036	31,051
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2) (3)	Hotels, Restaurants & Leisure	7.75%	L + 6.75%; 1.00% Floor	07/09/2025	2,805	1,576	1,332
Hygiena Borrower LLC	Life Sciences Tools & Services	5.45%	L + 4.00%; 1.00% Floor	08/26/2022	5,300	5,252	5,035
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(5)	(27)

The accompanying notes are part of these unaudited consolidated financial statements.

128

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	$814	$(4)	$(41)
iCIMS, Inc.(1) (2)	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,924	40,571
iCIMS, Inc.(1) (2)	Software	7.50%	L + 6.50%; 1.00% Floor	09/12/2024	7,844	7,707	7,472
iCIMS, Inc.(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(40)	(126)
Instructure Holdings(2)	Diversified Consumer Services	8.21%	L + 7.00%; 1.00% Floor	03/24/2026	38,785	38,302	38,301
Instructure Holdings(2) (3)	Diversified Consumer Services		L + 7.00%; 1.00% Floor	03/24/2026	3,000	(37)	(37)
Integral Ad Science, Inc.(1) (2)	Interactive Media & Services	8.25%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	36,669	36,113	35,294
Integral Ad Science, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(34)	(97)
Internet Truckstop Group, LLC (dba Truckstop)(1) (2)	Transportation Infrastructure	6.96%	L + 5.50%; 1.00% Floor	04/02/2025	32,296	31,600	31,004
Internet Truckstop Group, LLC (dba Truckstop)(1) (2) (3)	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	2,600	(54)	(104)
Lithium Technologies, Inc.(1) (2)	Interactive Media & Services	9.00%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,346	47,420
Lithium Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	3,448	(44)	(181)
Mailgun Technologies, Inc.(1) (2)	Interactive Media & Services	7.08%	L + 6.00%; 1.00% Floor	03/26/2025	23,112	22,708	21,956
Mailgun Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	03/26/2025	1,448	—	(72)
Midwest Transport, Inc.(1) (2)	Road & Rail	8.07%	L + 7.00%; 1.00% Floor	10/02/2023	16,743	16,618	16,408
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2)	Health Care Technology	7.28%	L + 5.50%; 1.00% Floor	11/15/2024	29,657	29,160	28,619
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2) (3)	Health Care Technology	7.59%	L + 5.50%; 1.00% Floor	11/15/2024	4,525	3,730	3,643
MRI Software LLC	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	12,489	12,369	10,865
MRI Software LLC(3)	Real Estate Management & Development	6.57%	L + 5.50%; 1.00% Floor	02/10/2026	990	485	366
MRI Software LLC(3)	Real Estate Management & Development		L + 5.50%; 1.00% Floor	02/10/2026	2,171	(13)	(282)
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	7,917	7,816	7,541
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	8.83%	L + 7.75%; 1.00% Floor	03/22/2024	5,970	5,860	5,686
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	8.83%	L + 7.75%; 1.00% Floor	03/24/2022	884	867	842
Netvoyage Corporation (dba NetDocuments)(1) (2) (3)	Software		L + 7.75%; 1.00% Floor	03/24/2022	610	(5)	(29)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Picture Head Midco LLC(1) (2)	Entertainment	7.75%	L + 6.75%; 1.00% Floor	08/31/2023	$27,467	$27,041	$24,857
PlanSource Holdings, Inc.(1) (2)	Health Care Technology	7.95%	L + 6.25%; 1.00% Floor	04/22/2025	33,940	33,347	32,073
PlanSource Holdings, Inc.(1) (2) (3)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	4,681	(79)	(257)
Power Stop, LLC(2)	Auto Components	5.95%	L + 4.50%	10/19/2025	10,764	10,741	9,687
Premier Imaging, LLC (dba Lucid Health)(1) (2)	Health Care Providers & Services	6.50%	L + 5.50%; 1.00% Floor	01/02/2025	17,214	16,969	16,267
PT Intermediate Holdings III, LLC (dba Parts Town)(2)	Trading Companies & Distributors	6.95%	L + 5.50%; 1.00% Floor	10/15/2025	17,277	17,195	14,167
Riverpoint Medical, LLC(1) (2)	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	13,372	13,312	12,369
Riverpoint Medical, LLC(1) (2) (3)	Health Care Equipment & Supplies	5.75%	L + 4.75%; 1.00% Floor	06/21/2025	2,450	1,214	1,041
Selectquote, Inc.(2)	Insurance	7.03%	L + 6.00%; 1.00% Floor	11/05/2024	15,800	15,506	14,220
SF Home Décor, LLC (dba SureFit Home Décor)(1) (2)	Household Products	11.21%	L + 9.75%; 1.00% Floor	07/13/2022	23,794	23,317	21,890
Shopatron, LLC (dba Kibo)(1) (2)	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	8,924	8,811	8,701
Shopatron, LLC (dba Kibo)(1) (2) (5)	Internet & Direct Marketing Retail	9.08%	L + 8.00%; 1.00% Floor	12/18/2020	2,750	2,734	2,682
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	6.82%	L + 5.75%; 1.00% Floor	06/17/2024	14,745	14,526	13,234
SPay, Inc. (dba Stack Sports)(1) (2) (3)	Interactive Media & Services	6.75%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,063	920
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.63%	L + 5.75%; 1.00% Floor	06/17/2024	543	539	488
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	6.25%	L + 5.25%; 1.00% Floor	08/15/2025	15,894	15,676	15,060
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	6.28%	L + 5.25%; 1.00% Floor	08/15/2025	2,707	2,671	2,565
Viant Medical Holdings, Inc.(1) (2)	Health Care Equipment & Supplies	7.70%	L + 6.25%; 1.00% Floor	07/02/2025	19,069	18,763	16,686
Villa Bidco Inc (dba Authority Brands)(2)	Diversified Consumer Services	6.75%	L + 5.75%; 1.00% Floor	03/21/2025	16,174	15,813	15,810
Villa Bidco Inc (dba Authority Brands)(2) (3)	Diversified Consumer Services	8.00%	L + 5.75%; 1.00% Floor	03/21/2025	1,297	329	329
VRC Companies, LLC (dba Vital Records Control)	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2023	9,976	9,907	9,777
VRC Companies, LLC (dba Vital Records Control)	Commercial Services & Supplies	7.95%	L + 6.50%; 1.00% Floor	03/31/2022	249	248	244

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
WebPT, Inc.(1) (2)	Health Care Technology	8.36%	L + 6.75%; 1.00% Floor	08/28/2024	$14,933	$14,664	$13,701
WebPT, Inc.(1) (2)	Health Care Technology	7.95%	L + 6.75%; 1.00% Floor	08/28/2024	1,556	1,528	1,427
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,867	(17)	(154)
Wine.com, LLC(1) (2)	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,853	8,640
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (4)	Real Estate Management & Development	7.50%	L + 6.50%; 1.00% Floor	06/13/2025	47,220	46,376	46,039
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (3) (4)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	4,722	(82)	(118)
WorkForce Software, LLC(1) (2)	Software	8.11%	L + 6.50%; 1.00% Floor	07/31/2025	12,732	12,500	11,904
WorkForce Software, LLC(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	07/31/2025	1,123	(20)	(73)
Wrike, Inc.(1) (2)	Professional Services	7.83%	L + 6.75%; 1.00% Floor	12/31/2024	32,260	31,694	31,292
Wrike, Inc.(1) (2) (3)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(37)	(69)
Xactly Corporation(1) (2)	IT Services	8.25%	L + 7.25%; 1.00% Floor	07/29/2022	34,852	34,454	33,632
Xactly Corporation(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(21)	(76)
Yasso, Inc.(1) (2)	Food Products	8.82%	L + 7.75%; 1.00% Floor	03/23/2022	7,390	7,323	7,094

Total 1st Lien/Senior Secured Debt						1,342,492	1,275,908
1st Lien/Last-Out Unitranche (6) – 10.60%
Doxim, Inc.(1) (2)	Diversified Financial Services	7.45%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,670	25,526
Doxim, Inc.(1) (2)	Diversified Financial Services	7.00%	L + 6.00%; 1.00% Floor	02/28/2024	22,376	21,873	20,921
RugsUSA, LLC(1) (2)	Household Products	7.96%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,275	8,038
Smarsh, Inc.(1) (2)	Interactive Media & Services	8.88%	L + 7.88%; 1.00% Floor	03/31/2021	44,316	44,032	42,986

Total 1st Lien/Last-Out Unitranche						100,850	97,471
2nd Lien/Senior Secured Debt – 28.86%
American Dental Partners, Inc.(1) (2)	Health Care Providers & Services	9.95%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,251	4,826
Chase Industries, Inc. (dba Senneca Holdings)(1) (2)	Building Products	11.21%	L + 9.50% (incl. 1.50% PIK); 1.00% Floor	05/11/2026	24,300	23,693	20,655
DiscoverOrg, LLC(2)	Software	10.08%	L + 8.50%	02/01/2027	14,600	14,402	13,140
ERC Finance, LLC (dba Eating Recovery Center)(1) (2)	Health Care Providers & Services	9.22%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,963	24,066
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	Diversified Financial Services	9.41%	L + 7.50%	07/31/2025	10,000	9,795	8,975
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(24)	(256)
Hygiena Borrower LLC(1)	Life Sciences Tools & Services	9.20%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,612	2,445
Hygiena Borrower LLC(1) (3)	Life Sciences Tools & Services	9.20%	L + 7.75%; 1.00% Floor	08/26/2023	970	131	63
ICP Industrial, Inc.(1) (2)	Chemicals	9.25%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,394	27,166
Intelligent Medical Objects, Inc.(1) (2)	Health Care Technology	10.43%	L + 8.50%; 1.00% Floor	12/22/2024	21,900	21,478	20,641

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Market Track, LLC(1) (2)	Media	9.53%	L + 7.75%; 1.00% Floor	06/05/2025	$20,000	$19,561	$18,650
National Spine and Pain Centers, LLC(1) (2)	Health Care Providers & Services	9.25%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	17,031	15,356
Odyssey Logistics & Technology Corporation(2)	Road & Rail	9.07%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,157	18,460
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	Air Freight & Logistics	9.70%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,677	22,437
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	8.07%	L + 7.00%	01/31/2026	6,278	6,253	4,132
USRP Holdings, Inc. (dba U.S. Retirement Partners)(1) (2)	Insurance	10.53%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,602	8,730
USRP Holdings, Inc. (dba U.S. Retirement Partners)(1) (2)	Insurance	10.39%	L + 8.75%; 1.00% Floor	09/29/2025	1,584	1,569	1,426
Xcellence, Inc. (dba Xact Data Discovery)(1) (2)	IT Services	10.02%	L + 8.75%; 1.00% Floor	06/22/2024	26,100	25,591	23,555
YI, LLC (dba Young Innovations)(1) (2)	Health Care Equipment & Supplies	8.82%	L + 7.75%; 1.00% Floor	11/07/2025	21,608	21,105	18,745
Zep Inc.(2)	Chemicals	9.32%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,921	12,200

Total 2nd Lien/Senior Secured Debt						312,162	265,412
Preferred Stock – 1.18%
Accuity Delivery Systems, LLC^ (1) (2) (7) (8)	Health Care Providers & Services				136,589	4,500	8,100
Wine.com, LLC(1) (2) (7) (8)	Beverages				314,154	2,700	2,761

Total Preferred Stock						7,200	10,861
Common Stock – 1.34%
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B^^^ (1) (2) (8)	Health Care Providers & Services				11,719	1,580	2,019
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units^^^ (1) (2) (4) (7) (8)	Health Care Providers & Services				11,060	220	394
Country Fresh Holding Company Inc.(1) (2) (7) (8)	Food Products				843	1,053	288
Elah Holdings, Inc.^ (1) (2) (7) (8)	Capital Markets				65,436	3,163	3,163
National Spine and Pain Centers, LLC(1) (2) (7) (8)	Health Care Providers & Services				500	500	67
Wrike, Inc.(1) (2) (7) (8)	Professional Services				4,949,520	3,075	5,939
Yasso, Inc.(1) (2) (7) (8)	Food Products				790	790	396

Total Common Stock						10,381	12,266

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Investment *	Yield	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 10.00%
Goldman Sachs Financial Square Government Fund – Institutional Shares^^^ (9)	0.34%	91,998,034	$91,998	$91,998

Total Investments in Affiliated Money Market Fund			91,998	91,998

TOTAL INVESTMENTS – 190.71%			$1,865,083	$1,753,916

LIABILITIES IN EXCESS OF OTHER ASSETS – (90.71%)				$(834,222)

NET ASSETS – 100.00%				$919,694

*	Assets are pledged as collateral for the Truist Revolving Credit Facility. See Note 6 “Debt”.
#	Percentages are based on net assets.
(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of March 31, 2020, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 1.00%, 1.18%, 1.45%, 1.26%, 0.99% and 0.50%. As of March 31, 2020, P was 3.25%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at March 31, 2020.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

^

As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(2)

Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies”.

(4)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2020 the aggregate fair value of these securities is $72,698 or 4.06% of the Company’s total assets.

(5)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(6)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(7)	Non-income producing security.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of March 31, 2020 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

(8)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2020, the aggregate fair value of these securities is $23,127 or 2.52% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(9)	The rate shown is the annualized seven-day yield as of March 31, 2020.

PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 547	EUR 448	04/06/2020	$53
Bank of America, N.A.	USD 337	EUR 303	04/06/2020	2
Bank of America, N.A.	USD 549	EUR 446	07/06/2020	55
Bank of America, N.A.	USD 321	EUR 288	07/06/2020	2
Bank of America, N.A.	USD 729	EUR 650	10/05/2020	7
Bank of America, N.A.	USD 716	EUR 635	01/05/2021	9
Bank of America, N.A.	USD 702	EUR 620	04/06/2021	10
Bank of America, N.A.	USD 701	EUR 617	07/06/2021	11
Bank of America, N.A.	USD 400	EUR 350	10/05/2021	7

				$156

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
1st Lien/Senior Secured Debt - 134.05%#
3SI Security Systems, Inc.(1)	Commercial Services & Supplies	7.65%	L + 5.75%; 1.00% Floor	06/16/2023	$2,249	$2,227	$2,227
Accuity Delivery Systems, LLC^ (1) (2)	Health Care Providers & Services	8.75%	L + 7.00%; 1.00% Floor	06/13/2023	14,480	14,159	14,371
Acquia, Inc.(2)	Software	8.91%	L + 7.00%; 1.00% Floor	10/31/2025	18,197	17,841	17,833
Acquia, Inc.(2) (3)	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,946	(38)	(39)
Apptio, Inc.(1) (2)	IT Services	8.96%	L + 7.25%; 1.00% Floor	01/10/2025	46,452	45,634	45,639
Apptio, Inc.(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	3,160	(53)	(55)
Associations, Inc.(1) (2)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	19,300	19,110	19,107
Associations, Inc.(1) (2) (3)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,247	2,907	2,905
Associations, Inc.(1) (2) (3)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	836	(8)	(8)
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	Hotels, Restaurants & Leisure	7.55%	L + 5.75%; 1.00% Floor	08/19/2025	9,097	9,010	9,006
Brillio, LLC(1) (2)	IT Services	6.55%	L + 4.75%; 1.00% Floor	02/06/2025	6,567	6,509	6,501
Brillio, LLC(1) (2) (3)	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	2,200	—	(22)
Bullhorn, Inc.(1) (2)	Professional Services	7.44%	L + 5.50%; 1.00% Floor	10/01/2025	16,109	15,876	15,868
Bullhorn, Inc.(1) (2) (3)	Professional Services	7.46%	L + 5.50%; 1.00% Floor	10/01/2025	1,331	247	246
Bullhorn, Inc.(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	10/01/2025	799	(11)	(12)
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,640	29,550
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	4,441	4,432
Businessolver.com, Inc.(1) (2) (3)	Health Care Technology	9.98%	L + 7.50%; 1.00% Floor	05/15/2023	3,760	1,452	1,438
CFS Management, LLC (dba Center for Sight Management)(1) (2)	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	6,992	6,927	6,923
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	2,067	(19)	(21)
Chronicle Bidco Inc. (dba Lexitas)(2)	Professional Services	7.66%	L + 5.75%; 1.00% Floor	11/14/2025	10,300	10,098	10,094
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	1,300	(25)	(26)
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	4,330	(42)	(43)
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	10,953	10,776	10,733
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	7,241	7,123	7,097
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,547	12,478

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%	03/28/2025	$9,673	$9,533	$9,504
ConnectWise, LLC(2)	IT Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2025	19,957	19,564	19,707
ConnectWise, LLC(2) (3)	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	1,524	(30)	(19)
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	31,000	30,414	30,380
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	9,120	(85)	(182)
CorePower Yoga LLC(2)	Diversified Consumer Services	6.44%	L + 4.50%	05/14/2025	12,389	12,219	12,203
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.75%	05/14/2025	1,010	(14)	(15)
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.50%	05/14/2025	2,692	(36)	(40)
CST Buyer Company (dba Intoxalock)(2)	Diversified Consumer Services	7.55%	L + 5.75%; 1.00% Floor	10/03/2025	18,215	17,989	18,215
CST Buyer Company (dba Intoxalock)(2) (3)	Diversified Consumer Services		L + 5.75%; 1.00% Floor	10/03/2025	1,294	(16)	—
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	5,405	5,386	5,378
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	5,112	5,093	5,086
DDS USA Holding, Inc.(1) (2) (3)	Health Care Equipment & Supplies	9.00%	P + 4.25%; 1.00% Floor	06/30/2022	1,533	148	146
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€22,822	26,188	25,344
Diligent Corporation(1) (2)	Professional Services	7.58%	L + 5.50%; 1.00% Floor	04/14/2022	5,460	5,413	5,406
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	2,103	2,084	2,082
Diligent Corporation(1) (2) (3)	Professional Services	7.48%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	1,555	1,566
Diligent Corporation(1) (2)	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	$727	719	719
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	352	348	348
Diligent Corporation(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	6,083	(53)	(61)
DiscoverOrg, LLC(2)	Software	6.30%	L + 4.50%	02/02/2026	23,522	23,311	23,581
DocuTAP, Inc.(1) (2)	Health Care Technology	7.30%	L + 5.50%; 1.00% Floor	05/12/2025	35,066	34,265	35,066
E2open, LLC(1) (2)	Software	7.66%	L + 5.75%; 1.00% Floor	11/26/2024	24,239	24,015	23,997
Elemica Parent, Inc.(1) (2)	Chemicals	7.40%	L + 5.50%	09/18/2025	4,257	4,155	4,151
Elemica Parent, Inc.(1) (2) (3)	Chemicals	7.40%	L + 5.50%	09/18/2025	550	171	170
Elemica Parent, Inc.(1) (2) (3)	Chemicals		L + 5.50%	09/18/2025	830	(10)	(21)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	8.20%	L + 6.25%; 1.00% Floor	09/25/2024	$31,492	$31,036	$28,343
Empirix, Inc.(1) (2) (3)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,800	(24)	(180)
Eptam Plastics, Ltd.(2)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	6,363	6,268	6,267
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	1,354	318	318
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	2,708	(20)	(20)
Fenergo Finance 3 Limited(1) (2) (4)	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	28,983	28,166
Fenergo Finance 3 Limited(1) (2) (3) (4)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,683	(23)	(13)
Fenergo Finance 3 Limited(1) (2) (3) (4)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(35)	(19)
FWR Holding Corporation (dba First Watch Restaurants) (1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	4,043	4,009	4,002
FWR Holding Corporation (dba First Watch Restaurants) (1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	3,024	2,999	2,994
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	Hotels, Restaurants & Leisure		L + 5.50%; 1.00% Floor	08/21/2023	3,040	(25)	(30)
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	11,408	11,219	11,294
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	2,279	2,243	2,256
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	1,441	1,418	1,427
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	1,506	1,256	1,265
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.45%	L + 5.50%; 1.00% Floor	09/04/2024	17,963	17,668	17,693
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.43%	L + 5.50%; 1.00% Floor	09/04/2024	7,171	7,050	7,063

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services	7.40%	L + 5.50%; 1.00% Floor	09/04/2024	€6,933	$5,769	$5,757
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2023	2,900	(43)	(44)
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2024	7,200	(59)	(108)
GlobalTranz Enterprises, Inc.(2)	Road & Rail	6.79%	L + 5.00%	05/15/2026	11,444	11,230	10,414
GlobalTranz Enterprises, Inc.(2) (3)	Road & Rail		L + 5.00%	05/15/2026	2,968	—	(267)
Granicus, Inc.(2)	Software	6.69%	L + 4.75%; 1.00% Floor	09/07/2022	14,565	14,446	14,419
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2)	Hotels, Restaurants & Leisure	8.71%	L + 6.75%; 1.00% Floor	07/09/2025	34,501	33,854	33,811
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2) (3)	Hotels, Restaurants & Leisure	8.54%	L + 6.75%; 1.00% Floor	07/09/2025	2,805	369	365
Hygiena Borrower LLC	Life Sciences Tools & Services	5.94%	L + 4.00%; 1.00% Floor	08/26/2022	5,314	5,261	5,208
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(5)	(11)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(4)	(16)
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,893	41,849
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	7,844	7,701	7,707
iCIMS, Inc.(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	09/12/2024	$2,662	(42)	(47)
Integral Ad Science, Inc.(1) (2)	Interactive Media & Services	9.05%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	36,554	35,970	36,005
Integral Ad Science, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(37)	(39)
Internet Truckstop Group, LLC (dba Truckstop)(1) (2)	Transportation Infrastructure	6.95%	L + 5.00%; 1.00% Floor	04/02/2025	32,377	31,651	31,892
Internet Truckstop Group, LLC (dba Truckstop)(1) (2) (3)	Transportation Infrastructure		L + 5.00%; 1.00% Floor	04/02/2025	2,600	(57)	(39)
Lithium Technologies, Inc.(1) (2)	Interactive Media & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,285	49,296
Lithium Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	3,448	(48)	(52)
Mailgun Technologies, Inc.(1) (2)	Interactive Media & Services	6.95%	L + 5.00%; 1.00% Floor	03/26/2025	23,170	22,749	22,765
Mailgun Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 5.00%; 1.00% Floor	03/26/2025	1,448	—	(25)
Midwest Transport, Inc.(1) (2)	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	16,969	16,835	16,799
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2)	Health Care Technology	7.43%	L + 5.50%; 1.00% Floor	11/15/2024	29,732	29,211	29,212

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2) (3)	Health Care Technology	7.44%	L + 5.50%; 1.00% Floor	11/15/2024	$4,525	$1,193	$1,188
Netvoyage Corporation (dba NetDocuments) (1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	5,985	5,869	5,910
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	7,937	7,831	7,838
Netvoyage Corporation (dba NetDocuments)(1) (2) (3)	Software		L + 7.75%; 1.00% Floor	03/24/2022	610	(5)	(8)
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	6,956	6,896	6,886
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	2,459	2,436	2,434
Picture Head Midco LLC(1) (2)	Entertainment	8.55%	L + 6.75%; 1.00% Floor	08/31/2023	27,467	27,014	27,055
PlanSource Holdings, Inc.(1) (2)	Health Care Technology	8.15%	L + 6.25%; 1.00% Floor	04/22/2025	33,940	33,324	33,261
PlanSource Holdings, Inc.(1) (2) (3)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	4,681	(83)	(94)
Power Stop, LLC(2)	Auto Components	6.44%	L + 4.50%	10/19/2025	10,791	10,768	10,683
Premier Imaging, LLC (dba Lucid Health)(2)	Health Care Providers & Services	7.49%	L + 5.75%; 1.00% Floor	01/02/2025	17,257	17,001	16,998
PT Intermediate Holdings III, LLC (dba Parts Town)(2)	Trading Companies & Distributors	7.44%	L + 5.50%; 1.00% Floor	10/15/2025	17,320	17,235	17,233
Riverpoint Medical, LLC(1) (2)	Health Care Equipment & Supplies	6.97%	L + 5.00%; 1.00% Floor	06/21/2025	13,406	13,343	13,272
Riverpoint Medical, LLC(1) (2) (3)	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	2,450	(11)	(25)
Selectquote, Inc.(2)	Insurance	7.70%	L + 6.00%; 1.00% Floor	11/05/2024	15,800	15,492	15,484
SF Home Décor, LLC (dba SureFit Home Décor)(1) (2)	Household Products	11.70%	L + 9.75%; 1.00% Floor	07/13/2022	23,963	23,436	23,064
Shopatron, LLC (dba Kibo)(1) (2)	Internet & Direct Marketing Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	8,947	8,795	8,812
Shopatron, LLC (dba Kibo)(1) (2) (8)	Internet & Direct Marketing Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	2,757	2,729	2,716
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.55%	L + 5.75%; 1.00% Floor	06/17/2024	14,745	14,515	14,266
SPay, Inc. (dba Stack Sports)(1) (2) (3)	Interactive Media & Services	7.52%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,062	1,034
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.76%	L + 5.75%; 1.00% Floor	06/17/2024	543	539	526
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	19,578	19,300	19,236

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	$2,707	$97	$88
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services		L + 5.25%; 1.00% Floor	08/15/2025	6,768	(54)	(118)
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	8.16%	L + 6.25%; 1.00% Floor	07/02/2025	19,117	18,798	18,926
VRC Companies, LLC (dba Vital Records Control)(1)	Commercial Services & Supplies	8.30%	L + 6.50%; 1.00% Floor	03/31/2023	10,000	9,925	9,925
VRC Companies, LLC (dba Vital Records Control)(1) (3)	Commercial Services & Supplies	8.60%	L + 6.50%; 1.00% Floor	03/31/2022	249	136	136
WebPT, Inc.(1) (2)	Health Care Technology	8.66%	L + 6.75%; 1.00% Floor	08/28/2024	14,933	14,651	14,635
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,556	(29)	(31)
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,867	(17)	(37)
Wine.com, LLC(1) (2)	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,847	8,820
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (4)	Real Estate Management & Development	8.29%	L + 6.50%; 1.00% Floor	06/13/2025	47,220	46,344	46,275
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (3) (4)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	4,722	(86)	(94)
WorkForce Software, LLC(1) (2)	Software	8.41%	L + 6.50%; 1.00% Floor	07/31/2025	12,732	12,491	12,477
WorkForce Software, LLC(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	07/31/2025	1,123	(21)	(23)
Wrike, Inc.(1) (2)	Professional Services	8.55%	L + 6.75%; 1.00% Floor	12/31/2024	32,260	31,670	31,615
Wrike, Inc.(1) (2) (3)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(38)	(46)
Xactly Corporation(1) (2)	IT Services	9.05%	L + 7.25%; 1.00% Floor	07/29/2022	34,852	34,415	34,416
Xactly Corporation(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(23)	(27)
Yasso, Inc.(1) (2)	Food Products	9.55%	L + 7.75%; 1.00% Floor	03/23/2022	7,411	7,336	7,170

Total 1st Lien/Senior Secured Debt						1,272,044	1,266,486
1st Lien/Last-Out Unitranche (5) – 10.67%
Doxim, Inc.(1) (2)	Diversified Financial Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,636	26,618
Doxim, Inc.(1) (2)	Diversified Financial Services	7.90%	L + 6.00%; 1.00% Floor	02/28/2024	22,376	21,846	21,816
RugsUSA, LLC(1) (2)	Household Products	8.45%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,271	8,268
Smarsh, Inc.(1) (2)	Interactive Media & Services	9.68%	L + 7.88%; 1.00% Floor	03/31/2021	44,429	44,076	44,095

Total 1st Lien/Last-Out Unitranche						100,829	100,797

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
2nd Lien/Senior Secured Debt - 31.14%
American Dental Partners, Inc.(1) (2)	Health Care Providers & Services	10.44%	L + 8.50%; 1.00% Floor	09/25/2023	$5,333	$5,246	$5,239
Chase Industries, Inc. (dba Senneca Holdings)(1) (2)	Building Products	11.55%	L + 9.50% (incl. 1.50% PIK); 1.00% Floor	05/11/2026	24,300	23,676	22,781
DiscoverOrg, LLC(2)	Software	10.19%	L + 8.50%	02/01/2027	14,600	14,397	14,600
ERC Finance, LLC (dba Eating Recovery Center)(1) (2)	Health Care Providers & Services	10.02%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,948	24,955
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	Diversified Financial Services	9.60%	L + 7.50%	07/31/2025	10,000	9,788	9,750
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(25)	(63)
Hygiena Borrower LLC(1)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,610	2,604
Hygiena Borrower LLC(1) (3)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	970	131	122
ICP Industrial, Inc.(1) (2)	Chemicals	10.04%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,369	28,322
Intelligent Medical Objects, Inc.(1) (2)	Health Care Technology	10.81%	L + 8.50%; 1.00% Floor	12/22/2024	21,900	21,461	21,462
Market Track, LLC(1) (2)	Media	9.68%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,545	19,250
National Spine and Pain Centers, LLC(1) (2)	Health Care Providers & Services	10.05%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	17,015	16,748
Odyssey Logistics & Technology Corporation(2)	Road & Rail	9.80%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,141	25,694
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	Air Freight & Logistics	9.90%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,664	24,563
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	8.80%	L + 7.00%; 1.00% Floor	01/31/2026	6,278	6,252	4,949
USRP Holdings, Inc. (dba U.S. Retirement Partners)(1) (2)	Insurance	10.68%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,599	9,603
USRP Holdings, Inc. (dba U.S. Retirement Partners)(1) (2) (3)	Insurance	10.72%	L + 8.75%; 1.00% Floor	09/29/2025	2,400	1,560	1,560
Xcellence, Inc. (dba Xact Data Discovery)(1) (2)	IT Services	10.70%	L + 8.75%; 1.00% Floor	06/22/2024	26,100	25,568	25,708
YI, LLC (dba Young Innovations)(1) (2)	Health Care Equipment & Supplies	9.69%	L + 7.75%; 1.00% Floor	11/07/2025	21,608	21,088	21,068
Zep Inc.(2)	Chemicals	10.19%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,900	15,250

Total 2nd Lien/Senior Secured Debt						311,933	294,165

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate	Par Amount/Shares (++)	Cost	Fair Value
Preferred Stock* – 1.07%
Accuity Delivery Systems, LLC^ (1) (2) (6) (7)	Health Care Providers & Services		$136,589	$4,500	$7,200
Wine.com, LLC(1) (2) (6) (7)	Beverages		314,154	2,700	2,937

Total Preferred Stock				7,200	10,137
Common Stock* – 1.22%
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) - Class B^^^ (1) (2) (7)	Health Care Providers & Services		11,719	1,580	2,239
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) - Performance Units^^^ (1) (2) (4) (6) (7)	Health Care Providers & Services		11,060	220	643
Country Fresh Holding Company Inc.(1) (2) (6) (7)	Food Products		843	1,053	731
Elah Holdings, Inc.^ (1) (2) (6) (7)	Capital Markets		65,436	3,163	3,163
National Spine and Pain Centers, LLC(1) (2) (6) (7)	Health Care Providers & Services		500	500	100
Wrike, Inc.(1) (2) (6) (7)	Professional Services		4,949,520	3,075	4,266
Yasso, Inc.(1) (2) (6) (7)	Food Products		790	790	433

Total Common Stock				10,381	11,575
TOTAL INVESTMENTS – 178.15%				$1,702,387	$1,683,160

LIABILITIES IN EXCESS OF OTHER ASSETS – (78.15%)					$(738,371)

NET ASSETS – 100.00%					$944,789

*	Assets are pledged as collateral for the Truist Revolving Credit Facility. See Note 6 “Debt”.
#	Percentages are based on net assets.
(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.00%, 1.91%, 1.91%, 1.83%, 1.76% and 1.63%. As of December 31, 2019, P was 4.75%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2019.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

^

As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(2)

Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies”.

(4)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019 the aggregate fair value of these securities is $74,958 or 4.39% of the Company’s total assets.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

(5)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(6)	Non-income producing security.
(7)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2019, the aggregate fair value of these securities is $21,712 or 2.30% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	03/30/2018
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(8)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.

PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 221	EUR 200	01/06/2020	$(3)
Bank of America, N.A.	USD 540	EUR 446	01/06/2020	39
Bank of America, N.A.	USD 337	EUR 303	04/06/2020	(6)
Bank of America, N.A.	USD 547	EUR 448	04/06/2020	41
Bank of America, N.A.	USD 321	EUR 288	07/06/2020	(6)
Bank of America, N.A.	USD 549	EUR 446	07/06/2020	43
Bank of America, N.A.	USD 729	EUR 650	10/05/2020	(13)
Bank of America, N.A.	USD 716	EUR 635	01/05/2021	(13)
Bank of America, N.A.	USD 702	EUR 620	04/06/2021	(14)
Bank of America, N.A.	USD 701	EUR 617	07/06/2021	(14)
Bank of America, N.A.	USD 400	EUR 350	10/05/2021	(8)

				$46

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

(Unaudited)

1. ORGANIZATION

Goldman Sachs Middle Market Lending LLC (“MMLC LLC”) was formed on June 13, 2016. Effective January 30, 2017, MMLC LLC converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs Middle Market Lending Corp. (the “Company”), which, by operation of law, is deemed for purposes of Delaware law the same entity as MMLC LLC. The Company commenced operations on January 11, 2017. On January 30, 2017, the Company’s initial investors (other than the Initial Member (as defined below)) funded the initial portion of their capital commitment to purchase shares of common stock, at which time the Initial Member’s initial capital contribution to MMLC LLC was canceled. The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2017.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation. The Company will seek to achieve this objective, primarily through direct originations of secured debt, including first lien debt, unitranche loans, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to The Goldman Sachs Group, Inc. (“Group Inc.”), together with GS & Co., GSAM and its other subsidiaries.

From December 29, 2016 through September 29, 2017 (the “Final Closing Date”) the Company conducted an offering pursuant to which investors made capital commitments (each, a “Commitment”) to purchase shares of the Company’s common stock pursuant to subscription agreements (“Subscription Agreements”) entered into with the Company pursuant to which each investor agreed to purchase common stock for an aggregate purchase price equal to its Commitment. Each investor is required to purchase shares of the Company’s common stock each time the Company delivers a drawdown notice at least five business days prior to the required funding date (the “Drawdown Date”). The offering and sale of common stock is exempt from registration pursuant to Regulation D and Regulation S promulgated under the U.S. Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering and for offers and sale of securities outside of the United States.

GS & Co. and Goldman Sachs International assisted the Company in conducting its private placement offering pursuant to agreements between the Company and each of GS & Co. and Goldman Sachs International.

The investment period commenced on December 29, 2016 (the “Initial Closing Date”). On August 8, 2019, our board of directors (the “Board of Directors”) extended the investment period for one additional six-month period from September 29, 2019 to March 29, 2020 (the “Investment Period”). The Investment Period expired on March 29, 2020. Following the end of the Investment Period, the Company has the right to issue drawdowns only (i) to pay, and/or establish reserves for, actual or anticipated Company expenses, liabilities, including the payment or repayment of indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness), other indebtedness, financings or extensions of credit, or other obligations, contingent or otherwise, including the Management Fee (as defined below), whether incurred before or after the end of the investment period, (ii) to fulfill investment commitments made or approved by the investment committee of GSAM’s Private Credit Group (the “Investment Committee”) prior to the expiration of the Investment Period,

(iii) to engage in hedging transactions or (iv) to make additional investments in existing portfolio companies (including transactions to hedge interest rate or currency risks related to such additional investment).

The Company will continue to operate as a private BDC reporting company, until the earlier of the following events, each referred to as an “Exit Event”: (i) any listing of the Company’s shares of common stock on a national securities exchange (a “listing”), including in connection with an initial public offering (“IPO”), (ii) merger with another entity, including an affiliated company, subject to any limitations under the Investment Company Act or (iii) the sale of all or substantially all of the assets of the Company. If the Company has not consummated an Exit Event by the sixth anniversary of the Final Closing Date, the Board of Directors (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act and the Code) will meet to consider the Company’s potential wind down and/or liquidation and dissolution.

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies.

On December 9, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Goldman Sachs BDC, Inc., a Delaware corporation (“GS BDC”), Evergreen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GS BDC (“Merger Sub”), and GSAM, a Delaware limited partnership and investment adviser to each of the Company and GS BDC. The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company (the “First Merger”) and, immediately thereafter, the Company will merge with and into GS BDC, with GS BDC continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Merger”).

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain financial information that is included in annual consolidated financial statements, including certain financial statement disclosures, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes related thereto for the year ended December 31, 2019, included in the Company’s Annual Report on Form 10-K, which was filed with the SEC on February 27, 2020. The results for the three months ended March 31, 2020 are not necessarily indicative of the results to be expected for the full fiscal year, any other interim period or any future year or period.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, MMLC Blocker I, LLC (formerly known as My-On MMLC Blocker, LLC), MMLC Blocker II, LLC, and MMLC Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that investment. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income, for which the Company has earned the following:

	For the three months ended
	March 31, 2020	March 31, 2019
Prepayment premiums	$–	$72
Accelerated amortization of upfront loan origination fees and unamortized discounts	$584	$114

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income.

Certain structuring fees, amendment fees, syndication fees and commitment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest, or dividends will not be collected according to contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of March 31, 2020 and December 31, 2019, the Company did not have any investments on non-accrual status.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the Company’s Board of Directors within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions”.

Cash

Cash consists of deposits held at a custodian bank. As of March 31, 2020 and December 31, 2019, the Company held an aggregate cash balance of $16,207 and $13,393. Foreign currency of $1,393 (acquisition cost of $1,402) and $1,299 (acquisition cost of $1,286) is included in cash as of March 31, 2020 and December 31, 2019.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into USD on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2017. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain our tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce a stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par or distributable earnings, as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and may carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of and amendments to the revolving credit facility between the Company and Truist Bank (formerly known as SunTrust Bank) (the “Truist Revolving Credit Facility”). These costs are amortized using the straight-line method over the term of the Truist Revolving Credit Facility. Deferred financing costs related to the Truist Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities.

New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. The Company expects that the adoption of this guidance will not have a material impact on its consolidated financial statements.

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company entered into an investment management agreement effective as of January 13, 2017 (the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), payable quarterly in arrears, equal to 0.375% (i.e., an annual rate of 1.50%) of the average NAV of the Company (including un-invested cash and cash equivalents) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the NAV as of such quarter-end). The Management Fee for any partial quarter will be appropriately prorated. Following the occurrence (if any) of a listing, average gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter-end following such event, the Company’s gross assets as of such quarter-end) will be used instead of average NAV to calculate the Management Fee.

For the three months ended March 31, 2020 and 2019, Management Fees amounted to $3,501 and $3,226. As of March 31, 2020, net Management Fees payable amounted to $3,501.

Incentive Fee

Pursuant to the Investment Management Agreement, the Company pays to the Investment Adviser an incentive fee (the “Incentive Fee”) as follows:

The Incentive Fee will consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee will be based on the Company’s income and a portion will be based on the Company’s capital gains, each as described below.

i. Quarterly Incentive Fee Based on Income

For the portion of the Incentive Fee based on income, the Company’s Investment Adviser is entitled to receive the Incentive Fee based on income from the Company if the Company’s Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” (as defined below) of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock (if any). The Incentive Fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the Initial Drawdown Date) (in either case, the “Trailing Twelve Quarters”). However, following the occurrence (if any) of a listing, the Trailing Twelve Quarters will be “reset” so as to include, as of the end of any quarter, the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the listing, rather than the number of quarters that have occurred since the Initial Drawdown Date).

The “hurdle amount” for the Incentive Fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which shall include all issuances by the Company of shares of its common stock) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated. For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) Ordinary Income in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.”

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income (as defined below), if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.0588% (or 2.1875% in the event of a listing) multiplied by the Company’s NAV at the beginning of each applicable calendar quarter included in the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•

15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that will be paid to the Investment Adviser for a particular quarter will equal the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but will not exceed the Incentive Fee Cap (as described below, and will be subject to the limitations set forth in Section 205(b)(3) of the Advisers Act).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Ordinary Income” means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses accrued during the calendar quarter (including the Management Fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred stock, but excluding the Incentive Fee).

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters.

If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap. In certain limited circumstances, an Incentive Fee based on income will be payable to the Investment Adviser although the net income for such quarter did not exceed the hurdle rate or the Incentive Fee will be higher than it would have been if calculated based on the Company’s performance for the applicable quarter without taking into account the Trailing Twelve Quarters.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains

The portion of Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year or, in the event of a listing, the date on which such event occurs. At the end of each calendar year (or the occurrence of a listing), the Company will pay the Investment Adviser an Incentive Fee equal to (A) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) until the end of such calendar year or listing, as applicable, minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) through the end of such calendar year or listing, as applicable. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A), above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods (or, following the occurrence (if any) of a listing, in all prior periods beginning with the date on which such event occurs). If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the three months ended March 31, 2020 and 2019, the Company accrued an Incentive Fee based on income of $0 and $5,968. As of March 31, 2020, no incentive fees remained payable. For the three months ended March 31, 2020 and 2019, the Company did not accrue or pay any Incentive Fees based on capital gains.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines are commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the three months ended March 31, 2020 and 2019, the Company incurred expenses for services provided by the Administrator and the Custodian of $299 and $260. As of March 31, 2020, $195 remained payable.

Transfer Agent Fees

The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with GS & Co. pursuant to which GS & Co. serves as the Company’s transfer agent (“Transfer Agent”), registrar and disbursing agent. The Company pays the Transfer Agent fees at an annual rate of 0.12% of the average NAV of the Company at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s NAV as of such quarter-end).

For the three months ended March 31, 2020 and 2019, the Company incurred expenses for services provided by the Transfer Agent of $280 and $258. As of March 31, 2020, $280 remained payable.

Affiliates

The table below presents the Company’s affiliated investments:

	Beginning Fair Value Balance	Gross Additions(2)	Gross Reductions(3)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value Balance	Dividend, Interest and Other Income
For the three months ended March 31, 2020
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	$152,549	$(60,551)	$–	$–	$91,998	$6
Accuity Delivery Systems, LLC	21,571	20	–	–	1,134	22,725	338
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates)	24,864	12	–	–	(817)	24,059	473
Elah Holdings, Inc.	3,163	–	–	–	–	3,163	–

Total Non-Controlled Affiliates	$49,598	$152,581	$(60,551)	$–	$317	$141,945	$817

For the Year Ended December 31, 2019
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	$205,169	$(205,169)	$–	$–	$–	$45
Accuity Delivery Systems, LLC	19,482	75	–	–	2,014	21,571	1,479
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates)	14,594	9,555	–	–	715	24,864	1,513
Elah Holdings, Inc.	3,163	–	–	–	–	3,163	–

Total Non-Controlled Affiliates	$37,239	$214,799	$ (205,169)	$–	$2,729	$49,598	$3,037

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(3)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Due to Affiliates

The Investment Adviser paid certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of March 31, 2020 and December 31, 2019, there were $694 and $417, included within accrued expenses and other liabilities paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted exemptive relief (“Exemptive Relief”) that permits the Company to co-invest with GS BDC, Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”), Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II”) and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, after the date of the exemptive order, subject to certain conditions including that co-investments are made in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the Exemptive Relief, and are allocated fairly among participants. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS BDC, GS PMMC, GS PMMC II and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	March 31, 2020		December 31, 2019
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$1,342,492	$1,275,908	$1,272,044	$1,266,486
1st Lien/Last-Out Unitranche	100,850	97,471	100,829	100,797
2nd Lien/Senior Secured Debt	312,162	265,412	311,933	294,165
Preferred Stock	7,200	10,861	7,200	10,137
Common Stock	10,381	12,266	10,381	11,575

Total Investments	$1,773,085	$1,661,918	$1,702,387	$1,683,160

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	March 31, 2020		December 31, 2019
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Software	10.2%	18.4%	10.1%	18.0%
Health Care Technology	10.0	18.0	10.1	18.0
Interactive Media & Services	9.7	17.6	10.0	17.8
Health Care Providers & Services	9.7	17.5	11.5	20.5
IT Services	7.7	13.9	7.8	14.0
Real Estate Management & Development	6.5	11.8	5.9	10.4
Professional Services	6.0	10.9	5.8	10.3
Diversified Consumer Services	5.0	9.1	1.8	3.2
Diversified Financial Services	4.9	8.9	5.1	9.1
Health Care Equipment & Supplies	4.1	7.4	4.2	7.5
Hotels, Restaurants & Leisure	3.9	7.1	3.9	7.0
Chemicals	2.6	4.7	2.8	5.1
Road & Rail	2.6	4.7	3.1	5.6
Transportation Infrastructure	1.9	3.4	1.9	3.4
Household Products	1.8	3.3	1.9	3.3
Diversified Telecommunication Services	1.8	3.2	1.7	3.0
Entertainment	1.5	2.7	1.6	2.9
Insurance	1.5	2.7	1.6	2.8
Air Freight & Logistics	1.4	2.4	1.5	2.6
Building Products	1.2	2.3	1.4	2.4
Media	1.1	2.0	1.1	2.1

	March 31, 2020		December 31, 2019
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Trading Companies & Distributors	0.9%	1.5%	1.0%	1.8%
Commercial Services & Supplies	0.7	1.3	0.7	1.3
Beverages	0.7	1.2	0.7	1.3
Internet & Direct Marketing Retail	0.7	1.2	0.7	1.2
Auto Components	0.6	1.1	0.6	1.1
Food Products	0.5	0.8	0.5	0.9
Life Sciences Tools & Services	0.4	0.8	0.5	0.8
Containers & Packaging	0.2	0.5	0.3	0.5
Capital Markets	0.2	0.3	0.2	0.3

Total	100.0%	180.7%	100.0%	178.2%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	March 31, 2020	December 31, 2019
United States	95.6%	95.6%
Canada	2.8	2.7
Ireland	1.6	1.7

Total	100.0%	100.0%

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Equity	Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available (i) Transactions in similar instruments; (ii) Discounted cash flow techniques; (iii) Third party appraisals; and (iv) Industry multiples and public comparables. Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including (i) Current financial performance as compared to projected performance; (ii) Capitalization rates and multiples; and (iii) Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of March 31, 2020 and December 31, 2019. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of March 31, 2020(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of March 31, 2020
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured	Discounted cash flows:
	$1,106,535	• Discount Rate	7.0% – 15.1% (9.0%)
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$97,471	• Discount Rate	8.9% – 12.0% (10.9%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$217,480	• Discount Rate	10.4% – 13.8% (11.7%)
Equity	Preferred Stock	Comparable multiples:
	$10,861	• EV/EBITDA(5)	3.8x – 27.5x (17.4x)
Comparable multiples:
		• EV/Revenue	0.6x – 3.4x (1.2x)
	Common Stock	Discounted cash flows:
	$12,266	• Discount Rate	12.7% – 31.5% (24.1%)
Comparable multiples:
		• EV/EBITDA(5)	8.8x – 9.8x (9.7x)
Comparable multiples:
		• EV/Revenue	2.3x – 9.7x (9.6x)

(1)	Included within Level 3 assets of $1,602,666 is an amount of $158,053 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions). The income approach was used in the determination of fair value for $1,421,486 or 90% of Level 3 bank loans, corporate debt, and other debt obligations.
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2019(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2019
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured Debt	Discounted cash flows:
	$1,031,569	• Discount Rate	6.5% – 13.3% (8.7%)
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$100,797	• Discount Rate	8.5% – 10.1% (9.8%)
	2nd Lien/Senior Secured Debt	Discounted cash flows:
	$233,672	• Discount Rate	9.9% – 12.4% (10.7%)
Equity	Preferred Stock	Comparable multiples:
	$10,137	• EV/EBITDA(5)	4.2x – 30.2x (19.0x)
Comparable multiples:
		• EV/Revenue	1.0x – 3.2x (1.3x)
	Common Stock	Discounted cash flows:
	$11,575	• Discount Rate	13.9% – 31.0% (23.9%)
Comparable multiples:
		• EV/EBITDA(5)	8.5x – 12.7x (9.7x)
Comparable multiples:
		• EV/Revenue	2.3x – 9.7x (9.6x)

(1)	Included within Level 3 assets of $1,579,087 is an amount of $191,337 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions). The income approach was used in the determination of fair value for $1,366,038 or 87.7% of Level 3 bank loans, corporate debt, and other debt obligations.
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of EBITDA.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of March 31, 2020 and December 31, 2019. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, in the fair value.

As of the dates indicated, the following is a summary of the Company’s assets categorized within the fair value hierarchy.

	March 31, 2020				December 31, 2019
Assets	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$23,520	$1,252,388	$1,275,908	$–	$58,830	$1,207,656	$1,266,486
1st Lien/Last-Out Unitranche	–	–	97,471	97,471	–	–	100,797	100,797
2nd Lien/Senior Secured Debt	–	35,732	229,680	265,412	–	45,243	248,922	294,165
Preferred Stock	–	–	10,861	10,861	–	–	10,137	10,137
Common Stock	–	–	12,266	12,266	–	–	11,575	11,575
Investments in Affiliated Money Market Fund	91,998	–	–	91,998	–	–	–	–

Total Assets	$91,998	$59,252	$1,602,666	$1,753,916	$–	$104,073	$1,579,087	$1,683,160

Foreign currency forward contracts (asset)(1)	$–	$156	$–	$156	$–	$46	$–	$46

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The below table presents a summary of changes in fair value of Level 3 assets by investment type:

Level 3	Beginning Balance	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In(2)	Transfers Out(3)	Ending Balance	Net Change in Unrealized Appreciation (Depreciation) for assets still held
For the three months ended March 31, 2020
1st Lien/Senior Secured Debt	$1,207,656	$134,861	$222	$(55,973)	$(42,705)	$1,440	$25,102	$(18,215)	$1,252,388	$(56,167)
1st Lien/Last-Out Unitranche	100,797	–	–	(3,347)	(113)	134	–	–	97,471	(3,347)
2nd Lien/Senior Secured Debt	248,922	–	–	(19,450)	–	208	–	–	229,680	(19,450)
Preferred Stock	10,137	–	–	724	–	–	–	–	10,861	724
Common Stock	11,575	–	–	691	–	–	–	–	12,266	691

Total assets	$1,579,087	$134,861	$222	$ (77,355)	$(42,818)	$1,782	$25,102	$(18,215)	$1,602,666	$(77,549)

For the three months ended March 31, 2019
1st Lien/Senior Secured Debt	$644,913	$115,567	$(4)	$(1,084)	$(14,277)	$678	$–	$–	$745,793	$(1,089)
1st Lien/Last-Out Unitranche	90,582	3,940	–	(115)	(113)	117	–	–	94,411	(115)
2nd Lien/Senior Secured Debt	300,116	25,296	–	(8,469)	(7,200)	212	–	(6,089)	303,866	(8,581)
Preferred Stock	8,100	–	–	530	–	–	–	–	8,630	530
Common Stock	9,825	–	–	875	–	–	–	–	10,700	875

Total assets	$1,053,536	$144,803	$(4)	$(8,263)	$(21,590)	$1,007	$–	$(6,089)	$1,163,400	$(8,380)

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Transfers in were primarily due to decreased price transparency.
(3)	Transfers out were primarily due to increased price transparency.

Debt Not Carried at Fair Value

The fair value of the Company’s debt, which would have been categorized as Level 3 within the fair value hierarchy as of March 31, 2020 and December 31, 2019, approximates its carrying value because the Truist Revolving Credit Facility has variable interest based on selected short term rates.

6. DEBT

In accordance with the Investment Company Act, with certain exceptions, the Company is currently allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 200% after such borrowing (or 150% if certain requirements are met). As of March 31, 2020 and December 31, 2019, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 209% and 228%.

As of the dates indicated, the Company’s outstanding debt was as follows:

	As of
	March 31, 2020			December 31, 2019
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value
Truist Revolving Credit Facility(1)(2)	$850,000	$10,271	$839,884	$850,000	$120,648	$729,986

Total Debt	$850,000	$10,271	$839,884	$850,000	$120,648	$729,986

(1)	The Company may borrow amounts in USD or certain other permitted currencies. Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of the applicable reporting date. As of March 31, 2020, the Company had outstanding borrowings denominated in USD of $787,000 and in Euros (EUR) of 47,950. As of December 31, 2019, the Company had outstanding borrowings denominated in USD of $676,200 and in EUR of 47,950.
(2)	Provides, under certain circumstances, a total borrowing capacity of $900,000.

The weighted average interest rate of the aggregate borrowings outstanding for the three months ended March 31, 2020 and for the year ended December 31, 2019 were 3.82% and 4.27%.

Truist Revolving Credit Facility

On September 11, 2017, the Company entered into the Truist Revolving Credit Facility, a multicurrency facility, with various lenders. Truist Bank serves as administrative agent and Bank of America, N.A. serves as syndication agent. The Company amended the Truist Revolving Credit Facility on September 17, 2018, July 10, 2019 and February 25, 2020.

The total commitments under the Truist Revolving Credit Facility is $850,000. The accordion feature of the Truist Revolving Credit Facility allows the Company, subject to the satisfaction of various conditions, to bring total commitments under the Truist Revolving Credit Facility to $900,000.

Borrowings under the Truist Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either the Adjusted LIBO Rate (as defined in the Truist Revolving Credit Facility) plus the Applicable Margin (as defined in the Truist Revolving Credit Facility) or the Applicable Margin plus the higher of the Prime Rate (as defined in the Truist Revolving Credit Facility), Federal Funds Effective Rate (as defined in the Truist Revolving Credit Facility) plus 0.5% or overnight London Interbank Offered Rate (“LIBOR”) plus 1.0%. Interest is payable quarterly in arrears or as defined in the Truist Revolving Credit Facility. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the Truist Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Truist Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on March 11, 2022.

The Truist Revolving Credit Facility may be guaranteed by certain of the Company’s subsidiaries that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the Truist Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The Truist Revolving Credit Facility contains certain customary covenants, including: (i) maintaining a minimum shareholder’s equity, (ii) maintaining an asset coverage ratio of at least 2 to 1, (iii) maintaining a minimum liquidity test of at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” as such quoted terms are defined in the Truist Revolving Credit Facility and (iv) restrictions on industry concentrations in the Company’s investment portfolio.

The Truist Revolving Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default (including a change in control event of default trigger).

Costs of $5,626 were incurred in connection with obtaining and amending the Truist Revolving Credit Facility and exercising its right under the accordion feature, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Truist Revolving Credit Facility using the straight-line method. As of March 31, 2020 and December 31, 2019, deferred financing costs were $2,679 and $2,617.

The below table presents the summary information of the Truist Revolving Credit Facility.

	For the three months ended March 31, 2020	For the three months ended March 31, 2019
Borrowing interest expense	$6,954	$3,874
Facility fees	124	242
Amortization of financing costs	368	295

Total	$7,446	$4,411

Weighted average interest rate	3.82%	4.43%
Average outstanding balance	$733,081	$355,006

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statements of Assets and Liabilities as due to/due from a broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be in good standing and by monitoring the financial stability of those counterparties.

For the three months ended March 31, 2020 and 2019, the Company’s average USD notional exposure to foreign currency forward contracts was $5,192 and $4,788.

As of the dates indicated, the table below sets forth the Company’s net exposure to foreign currency forward contracts by counterparty that are subject to ISDA Master Agreements or similar agreements.

	Gross Amount of Assets	Gross Amount of (Liabilities)	Net Amount of Assets or (Liabilities)	Collateral (Received) Pledged(1)	Net Amounts(2)
March 31, 2020

Bank of America, N.A.	$156	$–	$156	$–	$156

December 31, 2019

Bank of America, N.A.	$46	$–	$46	$–	$46

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations was as follows:

	March 31, 2020	March 31, 2019
Net realized gain (loss) on foreign currency forward contracts	$38	$12
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	110	108

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$148	$120

8. COMMITMENTS AND CONTINGENCIES

Capital Commitments

The Company had aggregate capital commitments and undrawn capital commitments from investors as follows as of the dates indicated:

	March 31, 2020			December 31, 2019
	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded
Common Stock	$1,034,646	$–	100%	$1,034,992	$62,152	94%

Portfolio Company Commitments

The Company may enter into investment commitments to fund investments through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement to fund investments. As of March 31, 2020, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. The Company had the following unfunded commitments by investment types:

		Unfunded Commitment Balances(2)		Fair Value(3)
	Commitment Expiration Date(1)	March 31, 2020	December 31, 2019	March 31, 2020	December 31, 2019
1st Lien/Senior Secured Debt
Hygiena Borrower LLC	6/29/2020	$814	$814	$(41)	$(16)
Convene 237 Park Avenue, LLC (dba Convene)	8/30/2020	4,378	9,120	(657)	(182)
Diligent Corporation	12/19/2020	6,083	6,083	(61)	(61)
Brillio, LLC	2/6/2021	1,100	2,200	(61)	(22)
CorePower Yoga LLC	5/14/2021	236	2,692	(24)	(40)
CFS Management, LLC (dba Center for Sight Management)	7/1/2021	2,067	2,067	(98)	(21)
Associations, Inc.	7/30/2021	1,212	1,299	(88)	(13)
WebPT, Inc.	8/28/2021	1,867	1,867	(154)	(37)
Elemica Parent, Inc.	9/18/2021	830	830	(62)	(21)
Bullhorn, Inc.	10/1/2021	865	1,065	(39)	(16)
Chronicle Bidco Inc. (dba Lexitas)	11/14/2021	1,992	4,330	(70)	(43)
Eptam Plastics, Ltd.	12/6/2021	2,708	2,708	(115)	(20)
MRI Software LLC	2/10/2022	2,171	–	(282)	–
Netvoyage Corporation (dba NetDocuments)	3/24/2022	610	610	(29)	(8)
Diligent Corporation	4/14/2022	216	216	(2)	(2)
Xactly Corporation	7/29/2022	2,177	2,177	(76)	(27)
Hygiena Borrower LLC	8/26/2022	550	550	(27)	(11)
Lithium Technologies, Inc.	10/3/2022	3,448	3,448	(181)	(52)
Businessolver.com, Inc.	5/15/2023	3,760	2,256	(188)	(39)
Integral Ad Science, Inc.	7/19/2023	2,586	2,586	(97)	(39)
FWR Holding Corporation (dba First Watch Restaurants)	8/21/2023	490	226	(28)	(2)
SPay, Inc. (dba Stack Sports)	6/17/2024	543	543	(56)	(18)
Fenergo Finance 3 Limited	9/5/2024	2,426	2,468	(115)	(19)
Fenergo Finance 3 Limited	9/5/2024	1,683	1,683	(80)	(13)

		Unfunded Commitment Balances(2)		Fair Value(3)
	Commitment Expiration Date(1)	March 31, 2020	December 31, 2019	March 31, 2020	December 31, 2019
iCIMS, Inc.	9/12/2024	$2,662	$2,662	$(126)	$(47)
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)	11/15/2024	724	3,258	(25)	(57)
Wrike, Inc.	12/31/2024	2,300	2,300	(69)	(46)
Apptio, Inc.	1/10/2025	3,160	3,160	(87)	(55)
ConnectWise, LLC	2/28/2025	1,524	1,524	(110)	(19)
Villa Bidco Inc (dba Authority Brands)	3/21/2025	939	–	(21)	–
Mailgun Technologies, Inc.	3/26/2025	1,448	1,448	(72)	(25)
Internet Truckstop Group, LLC (dba Truckstop)	4/2/2025	2,600	2,600	(104)	(39)
PlanSource Holdings, Inc.	4/22/2025	4,681	4,681	(257)	(94)
CorePower Yoga LLC	5/14/2025	1,010	1,009	(101)	(15)
Wolfpack IP Co. (dba Lone Wolf Technologies)	6/13/2025	4,722	4,722	(118)	(94)
Riverpoint Medical, LLC	6/21/2025	1,225	2,450	(92)	(25)
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)	7/9/2025	1,192	2,384	(119)	(48)
WorkForce Software, LLC	7/31/2025	1,123	1,123	(73)	(23)
Elemica Parent, Inc.	9/18/2025	147	366	(11)	(9)
CST Buyer Company (dba Intoxalock)	10/3/2025	517	1,294	(78)	–
Acquia, Inc.	10/31/2025	1,946	1,946	(97)	(39)
Chronicle Bidco Inc. (dba Lexitas)	11/14/2025	1,300	1,300	(45)	(26)
Governmentjobs.com, Inc. (dba NeoGov)	2/5/2026	3,887	–	(87)	–
MRI Software LLC	2/10/2026	495	–	(64)	–
Instructure Holdings	3/24/2026	3,000	–	(37)	–
Gastro Health Holdco, LLC	4/13/2020	–	1,072	–	(16)
GlobalTranz Enterprises, Inc.	5/15/2020	–	2,968	–	(267)
FWR Holding Corporation (dba First Watch Restaurants)	2/28/2021	–	3,040	–	(30)
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2021	–	6,768	–	(118)
Gastro Health Holdco, LLC	9/13/2021	–	7,200	–	(108)
VRC Companies, LLC (dba Vital Records Control)	3/31/2022	–	111	–	(1)
DDS USA Holding, Inc.	6/30/2022	–	1,380	–	(7)
Gastro Health Holdco, LLC	9/4/2023	–	2,900	–	(44)
Empirix, Inc.	9/25/2023	–	1,800	–	(180)
Associations, Inc.	7/30/2024	–	836	–	(8)
WebPT, Inc.	8/28/2024	–	1,556	–	(31)
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2025	–	2,572	–	(45)
Bullhorn, Inc.	10/1/2025	–	799	–	(12)
Eptam Plastics, Ltd.	12/6/2025	–	1,015	–	(15)

Total 1st Lien/Senior Secured Debt		$85,414	$124,082	$(4,424)	$(2,265)

2nd Lien/Senior Secured Debt
Hygiena Borrower LLC	6/29/2020	$831	$831	$(64)	$(15)
Genesis Acquisition Co. (dba ProCare Software)	7/31/2020	2,500	2,500	(256)	(63)
USRP Holdings, Inc. (dba U.S. Retirement Partners)	3/29/2020	–	816	–	(8)

Total 2nd Lien/Senior Secured Debt		$3,331	$4,147	$(320)	$(86)

Total		$88,745	$128,229	$(4,744)	$(2,351)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.
(2)	Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using exchange rate as of the applicable reporting date.
(3)	The fair value is reflected as investments, at fair value on the Consolidated Statements of Assets and Liabilities.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Capital Drawdowns

The following table summarizes the total shares issued and proceeds received related to capital drawdowns:

Share Issue Date	Shares Issued	Proceeds Received
For the three months ended March 31, 2020
February 24, 2020	3,282,464	$61,806

Total capital drawdowns	3,282,464	$61,806

For the three months ended March 31, 2019
March 25, 2019	4,286,182	$82,610

Total capital drawdowns	4,286,182	$82,610

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
For the three months ended March 31, 2020
February 27, 2020	March 16, 2020	April 30, 2020	$0.43
For the three months ended March 31, 2019
February 28, 2019	March 15, 2019	April 30, 2019	$0.43

10. EARNINGS (LOSS) PER SHARE

The following information sets forth the computation of basic and diluted earnings (loss) per share:

	For the three months ended
	March 31, 2020	March 31, 2019
Net increase (decrease) in net assets resulting from operations	$(63,748)	$7,653
Weighted average shares outstanding	51,897,111	43,338,250
Basic and diluted earnings (loss) per share	$(1.23)	$0.18

Diluted earnings (loss) per share equal basic earnings (loss) per share because there were no common share equivalents outstanding during the period presented.

11. FINANCIAL HIGHLIGHTS

Below presents the schedule of financial highlights of the Company:

	For the three months ended
	March 31, 2020	March 31, 2019
Per Share Data:(1)
NAV, beginning of period	$18.69	$19.07
Net investment income	0.52	0.36
Net realized and unrealized gains (losses)(2)	(1.70)	(0.14)
Income tax provision, realized and unrealized gains	0.00 (7)	(0.00	)(7)

Net increase (decrease) in net assets resulting from operations(2)	(1.18)	0.22
Distributions declared from net investment income	(0.43)	(0.43)

Total increase (decrease) in net assets	(1.61)	(0.21)

NAV, end of period	$17.08	$18.86

Shares outstanding, end of period	53,844,947	47,291,062
Weighted average shares outstanding	51,897,111	43,338,250
Total return based on NAV(3)	(6.31)%	1.15%
Ratio/Supplemental Data:
Net assets, end of period	$919,694	$891,925
Ratio of net expenses to average net assets(4)	5.38%	7.25%
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets(4)	2.15%	2.12%
Ratio of interest and other debt expenses to average net assets(5)	3.23%	2.18%
Ratio of incentive fees to average net assets(5)	–	2.95%
Ratio of total expenses to average net assets(4)	5.38%	7.25%
Ratio of net investment income to average net assets(4)	11.87%	7.80%
Average debt outstanding	$733,081	$355,006
Average debt per share(6)	$14.13	$8.19
Portfolio turnover	4%	2%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period, except for distributions declared, which reflects the actual amount of distributions declared per share for the applicable period.
(2)	The amount shown may not correspond with the aggregate amount for the period as it includes the effect of the timing of the distribution.
(3)	Total return based on NAV is calculated as the change in NAV per share during the period plus dividends declared per share, divided by the beginning NAV per share.
(4)	Annualized, except for certain operating expenses.
(5)	Annualized.
(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.
(7)	Amount rounds to less than $0.00.

12. PENDING MERGER WITH GS BDC

On December 9, 2019, the Company entered into the Merger Agreement with GS BDC, Merger Sub, and the Investment Adviser. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and, immediately thereafter, the Company will merge with and into GS BDC, with GS BDC continuing as the surviving company. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Pursuant to Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into 0.9939 shares of GS BDC’s common stock (the “Exchange Ratio”) in connection with the closing of the Merger (other than certain excluded shares as described in the Merger Agreement). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time, (i) either the Company or GS BDC declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of GS BDC’s common stock or the Company’s common stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, other than shares issued pursuant to GS BDC’s distribution reinvestment plan, as permitted by the Merger Agreement. No fractional shares of GS BDC’s common stock will be issued, and holders of the Company’s common stock will receive cash in lieu of fractional shares.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of MMLC’s and GS BDC’s businesses during the period prior to the closing of the Merger. MMLC and GS BDC have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of MMLC’s and GS BDC’s stockholders, and the boards of directors of MMLC and GS BDC have agreed to recommend that their respective stockholders approve the applicable proposals (as described below).

The directors of GS BDC immediately prior to the First Merger will remain the directors of GS BDC and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Notwithstanding the foregoing, upon the consummation of the Merger, (i) the GS BDC board of directors (the “GS BDC Board”) will expand the size of the GS BDC Board to eight (8) directors and will appoint our independent directors (the “MMLC Independent Directors”) as of December 9, 2019 who are also members of our Board of Directors as of the date of the Closing (the “Closing Date”) to the GS BDC Board (the “MMLC Designated Directors”), and (ii) the MMLC Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GS BDC Board. In addition, the GS BDC Board will appoint the chairman of the Audit Committee of MMLC (the “MMLC Audit Committee”) as of the Closing Date to serve as the chairman of the Audit Committee of GS BDC (the “GS BDC Audit Committee”), effective as of the Closing Date. The officers of GS BDC immediately prior to the Merger will remain the officers of GS BDC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal.

In connection with the transaction, GS BDC will adopt an amended and restated certificate of incorporation (the “Amended and Restated GS BDC Charter”) to be effective upon the closing of the Second Merger (the “Closing”) that will generally restrict all stockholders who received shares of GS BDC Common Stock in the First Merger (the “Affected Stockholders”) from transferring their respective shares for at least 90 days following the date of filing of the Amended and Restated GS BDC Charter (the “Filing Date”), subject to a modified lock-up schedule thereafter. If approved, the Amended and Restated GS BDC Charter would provide that following the Closing, without the prior consent of the GS BDC Board, our stockholders who acquire shares of GS BDC Common Stock in the Merger (each, an “Affected Stockholder”) would not be able to transfer or sell:

•	any shares of GS BDC Common Stock acquired by such Affected Stockholder in the Merger for 90 days following the Filing Date, which is expected to be filed on the Closing date;

•	two-thirds of the shares of GS BDC Common Stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GS BDC Common Stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

The Merger Agreement provides that neither MMLC nor GS BDC may solicit proposals relating to alternative transactions, or, subject to certain exceptions, initiate or participate in discussions or negotiations regarding, or provide information with respect to, any proposal for an alternative transaction. However, each of the MMLC Board and the GS BDC Board may, subject to certain conditions, change its recommendation to the applicable stockholders or, on payment of a termination fee of approximately $20.5 million for GS BDC and $27.8 million for MMLC, terminate the Merger Agreement and enter into an agreement with respect to, in the case of MMLC, a “MMLC Superior Proposal” or, in the case of GS BDC, a “GS BDC Superior Proposal” (each as defined in the Merger Agreement) if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel and on the recommendation of the applicable Special Committee, that the failure to take such action would be reasonably likely to breach its fiduciary duty under applicable law (taking into account any changes to the Merger Agreement proposed by GS BDC or MMLC, as applicable).

Consummation of the Merger is subject to certain closing conditions, including (a) GS BDC stockholder approval of each of (i) the Merger Agreement, (ii) the Amended and Restated GS BDC Charter, (iii) the issuance of shares of GS BDC Common Stock pursuant to the Merger Agreement, and (iv) the amendment and restatement of the investment management agreement between GS BDC and GSAM, and (b) MMLC stockholder approval of each of (i) the Merger Agreement and (ii) the Amended and Restated GS BDC Charter, and (c) certain other closing conditions.

13. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the unaudited consolidated financial statements were issued. The Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Goldman Sachs Middle Market Lending Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Middle Market Lending Corp. and its subsidiaries (the “Company”) as of December 31, 2019 and 2018, and the related consolidated statements of operations, changes in net assets and cash flows for each of the two years in the period ended December 31, 2019 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations, changes in its net assets and its cash flows for each of the two years in the period ended December 31, 2019 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 and 2018 by correspondence with the custodian, agent banks, portfolio company investees, transfer agent and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2020

We have served as the auditor of one or more investment companies in the following group of business development companies

since 2012—Goldman Sachs Middle Market Lending Corp.,

Goldman Sachs BDC, Inc.,

Goldman Sachs Private Middle Market Credit LLC, and

Goldman Sachs Private Middle Market Credit II LLC

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2019	December 31, 2018
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,656,685 and $1,076,982, respectively)	$1,633,562	$1,069,946
Non-controlled affiliated investments (cost of $45,702 and $36,072, respectively)	49,598	37,239
Cash	13,393	15,010
Unrealized appreciation on foreign currency forward contracts	46	122
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	7,022	5,977
Deferred financing costs	2,617	3,233
Receivable for investments sold	41	66
Other assets	96	355

Total assets	$1,706,375	$1,131,948

Liabilities
Debt	$729,986	$286,189
Interest and other debt expenses payable	713	727
Management fees payable	3,520	2,899
Incentive fees payable	3,419	3,512
Distribution payable	21,272	16,190
Accrued expenses and other liabilities	2,676	2,277

Total liabilities	$761,586	$311,794

Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 50,562,483 and 43,004,880 shares issued and outstanding as of December 31, 2019 and December 31, 2018, respectively)	51	43
Paid-in capital in excess of par	972,476	827,483
Distributable earnings	(27,738)	(7,372)

TOTAL NET ASSETS	$944,789	$820,154

TOTAL LIABILITIES AND NET ASSETS	$1,706,375	$1,131,948

Net asset value per share	$18.69	$19.07

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$140,771	$80,932	$19,583
Other income	1,935	1,438	205

Total investment income from non-controlled/non-affiliated investments	142,706	82,370	19,788
From non-controlled affiliated investments:
Interest income	2,815	1,661	—
Dividend income	195	186	57
Other income	27	17	—

Total investment income from non-controlled affiliated investments	3,037	1,864	57

Total investment income	$145,743	$84,234	$19,845

Expenses:
Interest and other debt expenses	$24,076	$10,856	$2,167
Management fees	13,665	9,147	3,494
Incentive fees	18,024	3,435	77
Offering costs	—	41	1,380
Professional fees	3,314	1,697	1,015
Administration, custodian and transfer agent fees	2,215	1,506	669
Directors’ fees	454	452	655
Organization expenses	—	—	450
Other expenses	1,150	1,181	627

Total expenses	$62,898	$28,315	$10,534

Management fees waiver	$—	$—	$(203)

Net expenses	$62,898	$28,315	$10,331

NET INVESTMENT INCOME	$82,845	$55,919	$9,514

Net realized and unrealized gains (losses):
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$(8,894)	$1,267	$(7)
Foreign currency forward contracts	147	1	—
Foreign currency transactions	(3)	(258)	—
Net change in unrealized appreciation (depreciation) from:
Non controlled/non-affiliated investments	(16,087)	(7,558)	522
Non controlled affiliated investments	2,729	1,167	—
Foreign currency forward contracts	(76)	122	—
Foreign currency translations	1,165	978	—

Net realized and unrealized gains (losses)	$(21,019)	$(4,281)	$515

(Provision) benefit for taxes on realized gain/loss on investments	$100	$(372)	$—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(794)	(387)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,132	$50,879	$10,029

Weighted average shares outstanding	47,453,793	29,908,301	10,739,306
Net investment income per share (basic and diluted)	$1.75	$1.87	$0.89
Earnings per share (basic and diluted)	$1.29	$1.70	$0.93

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Net assets at beginning of period	$820,154	$458,128	$—
Increase (decrease) in net assets resulting from operations:
Net investment income	$82,845	$55,919	$9,514
Net realized gain (loss)	(8,750)	1,010	(7)
Net change in unrealized appreciation (depreciation)	(12,269)	(5,291)	522
(Provision) benefit for taxes on realized gain/loss on investments	100	(372)	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(794)	(387)	—

Net increase (decrease) in net assets resulting from operations	$61,132	$50,879	$10,029

Distributions to stockholders from:
Distributable earnings	$(81,372)	$(50,949)	$(17,770)

Total distributions to stockholders	$(81,372)	$(50,949)	$(17,770)

Capital transactions:
Issuance of common shares	$144,875	$362,096	$465,869

Net increase (decrease) in net assets resulting from capital transactions	$144,875	$362,096	$465,869

TOTAL INCREASE (DECREASE) IN NET ASSETS	$124,635	$362,026	$458,128

Net assets at end of period	$944,789	$820,154	$458,128

Distributions declared per share	$1.72	$1.72	$1.29

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$61,132	$50,879	$10,029
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(846,975)	(675,770)	(536,486)
Payment-in-kind interest capitalized	(1,073)	(287)	—
Investments in affiliated money market fund, net	—	— (1)	— (1)
Proceeds from sales of investments and principal repayments	257,513	89,418	15,526
Net realized (gain) loss	8,903	(1,267)	7
Net change in unrealized (appreciation) depreciation on investments	13,358	6,391	(522)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	64	(123)	—
Amortization of premium and accretion of discount, net	(7,701)	(3,624)	(571)
Amortization of deferred financing costs	1,361	983	947
Amortization of deferred offering costs	—	41	1,380
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in interest and dividends receivable	(1,045)	(2,341)	(3,636)
(Increase) decrease in receivable for investments sold	25	(66)	—
(Increase) decrease in other assets	259	(344)	(11)
Increase (decrease) in interest and other debt expenses payable	(14)	415	312
Increase (decrease) in management fees payable	621	1,347	1,552
Increase (decrease) in incentive fees payable	(93)	3,435	77
Increase (decrease) in accrued expenses and other liabilities	399	1,507	770

Net cash provided by (used for) operating activities	$(513,266)	$(529,406)	$(510,626)

Cash flows from financing activities:
Proceeds from issuance of common stock	$144,875	$362,096	$465,869
Offering costs paid	—	(20)	(1,401)
Distributions paid	(76,290)	(44,031)	(8,498)
Borrowings on debt	712,347	576,189	325,000
Repayments of debt	(268,550)	(352,000)	(263,000)
Financing costs paid	(745)	(1,356)	(3,807)

Net cash provided by (used for) financing activities	$511,637	$540,878	$514,163

Net increase (decrease) in cash	(1,629)	11,472	3,537
Effect of foreign exchange rate changes on cash and cash equivalents	12	1	—
Cash, beginning of period	15,010	3,537	—

Cash, end of period	$13,393	$15,010	$3,537

Supplemental and non-cash financing activities
Interest expense paid	$21,796	$8,586	$539
Accrued but unpaid offering costs	$—	$—	$18
Accrued but unpaid distributions	$21,272	$16,190	$9,272
Accrued but unpaid excise tax expense	$—	$8	$—
Exchange of investments	$1,054	$994	$—

(1)	Amount rounds to less than $1.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
1st Lien/Senior Secured Debt – 134.05%#
3SI Security Systems, Inc.(1)	Commercial Services & Supplies	7.65%	L + 5.75%; 1.00% Floor	06/16/2023	$2,249	$2,227	$2,227
Accuity Delivery Systems, LLC^ (1) (2)	Health Care Providers & Services	8.75%	L + 7.00%; 1.00% Floor	06/13/2023	14,480	14,159	14,371
Acquia, Inc.(2)	Software	8.91%	L + 7.00%; 1.00% Floor	10/31/2025	18,197	17,841	17,833
Acquia, Inc.(2) (3)	Software		L + 7.00%; 1.00% Floor	10/31/2025	1,946	(38)	(39)
Apptio, Inc.(1) (2)	IT Services	8.96%	L + 7.25%; 1.00% Floor	01/10/2025	46,452	45,634	45,639
Apptio, Inc.(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	3,160	(53)	(55)
Associations, Inc.(1) (2)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	19,300	19,110	19,107
Associations, Inc.(1) (2) (3)	Real Estate Management & Development	9.09%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,247	2,907	2,905
Associations, Inc.(1) (2) (3)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	836	(8)	(8)
BJH Holdings III Corp. (dba Jack’s Family Restaurants)(1) (2)	Hotels, Restaurants & Leisure	7.55%	L + 5.75%; 1.00% Floor	08/19/2025	9,097	9,010	9,006
Brillio, LLC(1) (2)	IT Services	6.55%	L + 4.75%; 1.00% Floor	02/06/2025	6,567	6,509	6,501
Brillio, LLC(1) (2) (3)	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	2,200	—	(22)
Bullhorn, Inc.(1) (2)	Professional Services	7.44%	L + 5.50%; 1.00% Floor	10/01/2025	16,109	15,876	15,868
Bullhorn, Inc.(1) (2) (3)	Professional Services	7.46%	L + 5.50%; 1.00% Floor	10/01/2025	1,331	247	246
Bullhorn, Inc.(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	10/01/2025	799	(11)	(12)
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,640	29,550
Businessolver.com, Inc.(1) (2)	Health Care Technology	9.41%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	4,441	4,432
Businessolver.com, Inc.(1) (2) (3)	Health Care Technology	9.98%	L + 7.50%; 1.00% Floor	05/15/2023	3,760	1,452	1,438
CFS Management, LLC (dba Center for Sight Management)(1) (2)	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	6,992	6,927	6,923
CFS Management, LLC (dba Center for Sight Management)(1) (2) (3)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	2,067	(19)	(21)
Chronicle Bidco Inc. (dba Lexitas)(2)	Professional Services	7.66%	L + 5.75%; 1.00% Floor	11/14/2025	10,300	10,098	10,094
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	1,300	(25)	(26)
Chronicle Bidco Inc. (dba Lexitas)(2) (3)	Professional Services		L + 5.75%; 1.00% Floor	11/14/2025	4,330	(42)	(43)
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	10,953	10,776	10,733
Clarkson Eyecare, LLC (dba EyeCare Partners)(2)	Health Care Providers & Services	8.05%	L + 6.25%; 1.00% Floor	04/02/2021	7,241	7,123	7,097
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,547	12,478

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Collaborative Imaging, LLC (dba Texas Radiology Associates)^^^ (1) (2)	Health Care Providers & Services	8.30%	L + 6.50%	03/28/2025	$9,673	$9,533	$9,504
ConnectWise, LLC(2)	IT Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2025	19,957	19,564	19,707
ConnectWise, LLC(2) (3)	IT Services		L + 6.00%; 1.00% Floor	02/28/2025	1,524	(30)	(19)
Convene 237 Park Avenue, LLC (dba Convene)(1) (2)	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	31,000	30,414	30,380
Convene 237 Park Avenue, LLC (dba Convene)(1) (2) (3)	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	9,120	(85)	(182)
CorePower Yoga LLC(2)	Diversified Consumer Services	6.44%	L + 4.50%	05/14/2025	12,389	12,219	12,203
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.75%	05/14/2025	1,010	(14)	(15)
CorePower Yoga LLC(2) (3)	Diversified Consumer Services		L + 4.50%	05/14/2025	2,692	(36)	(40)
CST Buyer Company (dba Intoxalock)(2)	Diversified Consumer Services	7.55%	L + 5.75%; 1.00% Floor	10/03/2025	18,215	17,989	18,215
CST Buyer Company (dba Intoxalock)(2) (3)	Diversified Consumer Services		L + 5.75%; 1.00% Floor	10/03/2025	1,294	(16)	—
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	5,405	5,386	5,378
DDS USA Holding, Inc.(1) (2)	Health Care Equipment & Supplies	7.22%	L + 5.25%; 1.00% Floor	06/30/2022	5,112	5,093	5,086
DDS USA Holding, Inc.(1) (2) (3)	Health Care Equipment & Supplies	9.00%	P + 4.25%; 1.00% Floor	06/30/2022	1,533	148	146
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	€22,822	26,188	25,344
Diligent Corporation(1) (2)	Professional Services	7.58%	L + 5.50%; 1.00% Floor	04/14/2022	5,460	5,413	5,406
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	2,103	2,084	2,082
Diligent Corporation(1) (2) (3)	Professional Services	7.48%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	1,555	1,566
Diligent Corporation(1) (2)	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	$727	719	719
Diligent Corporation(1) (2)	Professional Services	7.42%	L + 5.50%; 1.00% Floor	04/14/2022	352	348	348
Diligent Corporation(1) (2) (3)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	6,083	(53)	(61)
DiscoverOrg, LLC(2)	Software	6.30%	L + 4.50%	02/02/2026	23,522	23,311	23,581
DocuTAP, Inc.(1) (2)	Health Care Technology	7.30%	L + 5.50%; 1.00% Floor	05/12/2025	35,066	34,265	35,066
E2open, LLC(1) (2)	Software	7.66%	L + 5.75%; 1.00% Floor	11/26/2024	24,239	24,015	23,997
Elemica Parent, Inc.(1) (2)	Chemicals	7.40%	L + 5.50%	09/18/2025	4,257	4,155	4,151
Elemica Parent, Inc.(1) (2) (3)	Chemicals	7.40%	L + 5.50%	09/18/2025	550	171	170
Elemica Parent, Inc.(1) (2) (3)	Chemicals		L + 5.50%	09/18/2025	830	(10)	(21)
Empirix, Inc.(1) (2)	Diversified Telecommunication Services	8.20%	L + 6.25%; 1.00% Floor	09/25/2024	31,492	31,036	28,343
Empirix, Inc.(1) (2) (3)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,800	(24)	(180)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Eptam Plastics, Ltd.(2)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	$6,363	$6,268	$6,267
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies	7.30%	L + 5.50%; 1.00% Floor	12/06/2025	1,354	318	318
Eptam Plastics, Ltd.(2) (3)	Health Care Equipment & Supplies		L + 5.50%; 1.00% Floor	12/06/2025	2,708	(20)	(20)
Fenergo Finance 3 Limited(1) (2) (4)	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	28,983	28,166
Fenergo Finance 3 Limited(1) (2) (3) (4)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,683	(23)	(13)
Fenergo Finance 3 Limited(1) (2) (3) (4)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(35)	(19)
FWR Holding Corporation (dba First Watch Restaurants) (1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	4,043	4,009	4,002
FWR Holding Corporation (dba First Watch Restaurants) (1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	3,024	2,999	2,994
FWR Holding Corporation (dba First Watch Restaurants) (1) (3)	Hotels, Restaurants & Leisure		L + 5.50%; 1.00% Floor	08/21/2023	3,040	(25)	(30)
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	11,408	11,219	11,294
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	2,279	2,243	2,256
FWR Holding Corporation (dba First Watch Restaurants)(1)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	1,441	1,418	1,427
FWR Holding Corporation (dba First Watch Restaurants)(1) (3)	Hotels, Restaurants & Leisure	7.29%	L + 5.50%; 1.00% Floor	08/21/2023	1,506	1,256	1,265
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.45%	L + 5.50%; 1.00% Floor	09/04/2024	17,963	17,668	17,693
Gastro Health Holdco, LLC(1) (2)	Health Care Providers & Services	7.43%	L + 5.50%; 1.00% Floor	09/04/2024	7,171	7,050	7,063
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services	7.40%	L + 5.50%; 1.00% Floor	09/04/2024	6,933	5,769	5,757
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2023	2,900	(43)	(44)
Gastro Health Holdco, LLC(1) (2) (3)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	09/04/2024	7,200	(59)	(108)
GlobalTranz Enterprises, Inc.(2)	Road & Rail	6.79%	L + 5.00%	05/15/2026	11,444	11,230	10,414
GlobalTranz Enterprises, Inc.(2) (3)	Road & Rail		L + 5.00%	05/15/2026	2,968	—	(267)
Granicus, Inc.(2)	Software	6.69%	L + 4.75%; 1.00% Floor	09/07/2022	14,565	14,446	14,419

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2)	Hotels, Restaurants & Leisure	8.71%	L + 6.75%; 1.00% Floor	07/09/2025	$34,501	$33,854	$33,811
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)(1) (2) (3)	Hotels, Restaurants & Leisure	8.54%	L + 6.75%; 1.00% Floor	07/09/2025	2,805	369	365
Hygiena Borrower LLC	Life Sciences Tools & Services	5.94%	L + 4.00%; 1.00% Floor	08/26/2022	5,314	5,261	5,208
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(5)	(11)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(4)	(16)
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,893	41,849
iCIMS, Inc.(1) (2)	Software	8.29%	L + 6.50%; 1.00% Floor	09/12/2024	7,844	7,701	7,707
iCIMS, Inc.(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(42)	(47)
Integral Ad Science, Inc.(1) (2)	Interactive Media & Services	9.05%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	36,554	35,970	36,005
Integral Ad Science, Inc.(1) (2) (3)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(37)	(39)
Internet Truckstop Group, LLC (dba Truckstop)(1) (2)	Transportation Infrastructure	6.95%	L + 5.00%; 1.00% Floor	04/02/2025	32,377	31,651	31,892
Internet Truckstop Group, LLC (dba Truckstop)(1) (2) (3)	Transportation Infrastructure		L + 5.00%; 1.00% Floor	04/02/2025	2,600	(57)	(39)
Lithium Technologies, Inc.(1) (2)	Interactive Media & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,285	49,296
Lithium Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	3,448	(48)	(52)
Mailgun Technologies, Inc.(1) (2)	Interactive Media & Services	6.95%	L + 5.00%; 1.00% Floor	03/26/2025	23,170	22,749	22,765
Mailgun Technologies, Inc.(1) (2) (3)	Interactive Media & Services		L + 5.00%; 1.00% Floor	03/26/2025	1,448	—	(25)
Midwest Transport, Inc.(1) (2)	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	16,969	16,835	16,799
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2)	Health Care Technology	7.43%	L + 5.50%; 1.00% Floor	11/15/2024	29,732	29,211	29,212
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)(1) (2) (3)	Health Care Technology	7.44%	L + 5.50%; 1.00% Floor	11/15/2024	4,525	1,193	1,188
Netvoyage Corporation (dba NetDocuments) (1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	5,985	5,869	5,910
Netvoyage Corporation (dba NetDocuments)(1) (2)	Software	9.55%	L + 7.75%; 1.00% Floor	03/22/2024	7,937	7,831	7,838
Netvoyage Corporation (dba NetDocuments)(1) (2) (3)	Software		L + 7.75%; 1.00% Floor	03/24/2022	610	(5)	(8)
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	6,956	6,896	6,886

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Pathway Vet Alliance LLC(1) (2)	Health Care Providers & Services	6.30%	L + 4.50%	12/20/2024	$2,459	$2,436	$2,434
Picture Head Midco LLC(1) (2)	Entertainment	8.55%	L + 6.75%; 1.00% Floor	08/31/2023	27,467	27,014	27,055
PlanSource Holdings, Inc.(1) (2)	Health Care Technology	8.15%	L + 6.25%; 1.00% Floor	04/22/2025	33,940	33,324	33,261
PlanSource Holdings, Inc.(1) (2) (3)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	4,681	(83)	(94)
Power Stop, LLC(2)	Auto Components	6.44%	L + 4.50%	10/19/2025	10,791	10,768	10,683
Premier Imaging, LLC (dba Lucid Health)(2)	Health Care Providers & Services	7.49%	L + 5.75%; 1.00% Floor	01/02/2025	17,257	17,001	16,998
PT Intermediate Holdings III, LLC (dba Parts Town)(2)	Trading Companies & Distributors	7.44%	L + 5.50%; 1.00% Floor	10/15/2025	17,320	17,235	17,233
Riverpoint Medical, LLC(1) (2)	Health Care Equipment & Supplies	6.97%	L + 5.00%; 1.00% Floor	06/21/2025	13,406	13,343	13,272
Riverpoint Medical, LLC(1) (2) (3)	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	2,450	(11)	(25)
Selectquote, Inc.(2)	Insurance	7.70%	L + 6.00%; 1.00% Floor	11/05/2024	15,800	15,492	15,484
SF Home Décor, LLC (dba SureFit Home Décor)(1) (2)	Household Products	11.70%	L + 9.75%; 1.00% Floor	07/13/2022	23,963	23,436	23,064
Shopatron, LLC (dba Kibo)(1) (2)	Internet & Catalog Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	8,947	8,795	8,812
Shopatron, LLC (dba Kibo)(1) (2) (8)	Internet & Catalog Retail	9.95%	L + 8.00%; 1.00% Floor	12/18/2020	2,757	2,729	2,716
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.55%	L + 5.75%; 1.00% Floor	06/17/2024	14,745	14,515	14,266
SPay, Inc. (dba Stack Sports)(1) (2) (3)	Interactive Media & Services	7.52%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,062	1,034
SPay, Inc. (dba Stack Sports)(1) (2)	Interactive Media & Services	7.76%	L + 5.75%; 1.00% Floor	06/17/2024	543	539	526
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	19,578	19,300	19,236
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services	7.31%	L + 5.25%; 1.00% Floor	08/15/2025	2,707	97	88
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)(1) (2) (3)	Health Care Providers & Services		L + 5.25%; 1.00% Floor	08/15/2025	6,768	(54)	(118)
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	8.16%	L + 6.25%; 1.00% Floor	07/02/2025	19,117	18,798	18,926
VRC Companies, LLC (dba Vital Records Control)(1)	Commercial Services & Supplies	8.30%	L + 6.50%; 1.00% Floor	03/31/2023	10,000	9,925	9,925

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
VRC Companies, LLC (dba Vital Records Control)(1) (3)	Commercial Services & Supplies	8.60%	L + 6.50%; 1.00% Floor	03/31/2022	$249	$136	$136
WebPT, Inc.(1) (2)	Health Care Technology	8.66%	L + 6.75%; 1.00% Floor	08/28/2024	14,933	14,651	14,635
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,556	(29)	(31)
WebPT, Inc.(1) (2) (3)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,867	(17)	(37)
Wine.com, LLC(1) (2)	Beverages	8.93%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,847	8,820
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (4)	Real Estate Management & Development	8.29%	L + 6.50%; 1.00% Floor	06/13/2025	47,220	46,344	46,275
Wolfpack IP Co. (dba Lone Wolf Technologies)(1) (2) (3) (4)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	4,722	(86)	(94)
WorkForce Software, LLC(1) (2)	Software	8.41%	L + 6.50%; 1.00% Floor	07/31/2025	12,732	12,491	12,477
WorkForce Software, LLC(1) (2) (3)	Software		L + 6.50%; 1.00% Floor	07/31/2025	1,123	(21)	(23)
Wrike, Inc.(1) (2)	Professional Services	8.55%	L + 6.75%; 1.00% Floor	12/31/2024	32,260	31,670	31,615
Wrike, Inc.(1) (2) (3)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(38)	(46)
Xactly Corporation(1) (2)	IT Services	9.05%	L + 7.25%; 1.00% Floor	07/29/2022	34,852	34,415	34,416
Xactly Corporation(1) (2) (3)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(23)	(27)
Yasso, Inc.(1) (2)	Food Products	9.55%	L + 7.75%; 1.00% Floor	03/23/2022	7,411	7,336	7,170

Total 1st Lien/Senior Secured Debt						1,272,044	1,266,486
1st Lien/Last-Out Unitranche (5) – 10.67%
Doxim, Inc.(1) (2)	Diversified Financial Services	7.94%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,636	26,618
Doxim, Inc.(1) (2)	Diversified Financial Services	7.90%	L + 6.00%; 1.00% Floor	02/28/2024	22,376	21,846	21,816
RugsUSA, LLC(1) (2)	Household Products	8.45%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,271	8,268
Smarsh, Inc.(1) (2)	Interactive Media & Services	9.68%	L + 7.88%; 1.00% Floor	03/31/2021	44,429	44,076	44,095

Total 1st Lien/Last-Out Unitranche						100,829	100,797
2nd Lien/Senior Secured Debt – 31.14%
American Dental Partners, Inc.(1) (2)	Health Care Providers & Services	10.44%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,246	5,239
Chase Industries, Inc. (dba Senneca Holdings)(1) (2)	Building Products	11.55%	L + 9.50% (incl. 1.50% PIK); 1.00% Floor	05/11/2026	24,300	23,676	22,781
DiscoverOrg, LLC(2)	Software	10.19%	L + 8.50%	02/01/2027	14,600	14,397	14,600
ERC Finance, LLC (dba Eating Recovery Center)(1) (2)	Health Care Providers & Services	10.02%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,948	24,955
Genesis Acquisition Co. (dba ProCare Software)(1) (2)	Diversified Financial Services	9.60%	L + 7.50%	07/31/2025	10,000	9,788	9,750
Genesis Acquisition Co. (dba ProCare Software)(1) (2) (3)	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(25)	(63)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount/Shares (++)	Cost	Fair Value
Hygiena Borrower LLC(1)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	$2,650	$2,610	$2,604
Hygiena Borrower LLC(1) (3)	Life Sciences Tools & Services	9.69%	L + 7.75%; 1.00% Floor	08/26/2023	970	131	122
ICP Industrial, Inc.(1) (2)	Chemicals	10.04%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,369	28,322
Intelligent Medical Objects, Inc.(1) (2)	Health Care Technology	10.81%	L + 8.50%; 1.00% Floor	12/22/2024	21,900	21,461	21,462
Market Track, LLC(1) (2)	Internet & Catalog Retail	9.68%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,545	19,250
National Spine and Pain Centers, LLC(1) (2)	Health Care Providers & Services	10.05%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	17,015	16,748
Odyssey Logistics & Technology Corporation(2)	Road & Rail	9.80%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,141	25,694
SMB Shipping Logistics, LLC (dba Worldwide Express)(1) (2)	Air Freight & Logistics	9.90%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,664	24,563
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	8.80%	L + 7.00%; 1.00% Floor	01/31/2026	6,278	6,252	4,949
USRP Holdings, Inc. (dba U.S. Retirement Partners)(1) (2)	Insurance	10.68%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,599	9,603
USRP Holdings, Inc. (dba U.S. Retirement Partners)(1) (2) (3)	Insurance	10.72%	L + 8.75%; 1.00% Floor	09/29/2025	2,400	1,560	1,560
Xcellence, Inc. (dba Xact Data Discovery)(1) (2)	IT Services	10.70%	L + 8.75%; 1.00% Floor	06/22/2024	26,100	25,568	25,708
YI, LLC (dba Young Innovations)(1) (2)	Health Care Equipment & Supplies	9.69%	L + 7.75%; 1.00% Floor	11/07/2025	21,608	21,088	21,068
Zep Inc.(2)	Chemicals	10.19%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,900	15,250

Total 2nd Lien/Senior Secured Debt						311,933	294,165

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

Investment *	Industry	Interest Rate	Par Amount/Shares (++)	Cost	Fair Value
Preferred Stock* – 1.07%
Accuity Delivery Systems, LLC^ (1) (2) (6) (7)	Health Care Providers & Services		$136,589	$4,500	$7,200
Wine.com, LLC(1) (2) (6) (7)	Beverages		314,154	2,700	2,937

Total Preferred Stock				7,200	10,137
Common Stock* – 1.22%
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) - Class B^^^ (1) (2) (7)	Health Care Providers & Services		11,719	1,580	2,239
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) - Performance Units^^^ (1) (2) (4) (6) (7)	Health Care Providers & Services		11,060	220	643
Country Fresh Holding Company Inc.(1) (2) (6) (7)	Food Products		843	1,053	731
Elah Holdings, Inc.^ (1) (2) (6) (7)	Capital Markets		65,436	3,163	3,163
National Spine and Pain Centers, LLC(1) (2) (6) (7)	Health Care Providers & Services		500	500	100
Wrike, Inc.(1) (2) (6) (7)	Professional Services		4,949,520	3,075	4,266
Yasso, Inc.(1) (2) (6) (7)	Food Products		790	790	433

Total Common Stock				10,381	11,575
TOTAL INVESTMENTS – 178.15%				$1,702,387	$1,683,160

LIABILITIES IN EXCESS OF OTHER ASSETS – (78.15%)					$(738,371)

NET ASSETS - 100.00%					$944,789

*	Assets are pledged as collateral for the Truist Revolving Credit Facility. See Note 6 “Debt”.
#	Percentages are based on net assets.
(+)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.00%, 1.91%, 1.91%, 1.83%, 1.76% and 1.63%, respectively. As of December 31, 2019, P was 4.75%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2019.

(++)

The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

^

As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(2)

Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies”.

(4)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019 the aggregate fair value of these securities is $74,958 or 4.39% of the Company’s total assets.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2019 (continued)

(in thousands, except share and per share amounts)

(5)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(6)	Non-income producing security.
(7)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2019, the aggregate fair value of these securities is $21,712 or 2.30% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	6/13/18
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Class B – Common Stock	3/30/2018
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates) – Performance Units – Common Stock	3/30/2018
Country Fresh Holding Company Inc. – Common Stock	4/29/2019
Elah Holdings, Inc. – Common Stock	5/9/2018
National Spine and Pain Centers, LLC – Common Stock	6/2/2017
Wine.com, LLC – Preferred Stock	11/14/18
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	3/23/2017

(8)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.

PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 221	EUR 200	01/06/2020	$(3)
Bank of America, N.A.	USD 540	EUR 446	01/06/2020	39
Bank of America, N.A.	USD 337	EUR 303	04/06/2020	(6)
Bank of America, N.A.	USD 547	EUR 448	04/06/2020	41
Bank of America, N.A.	USD 321	EUR 288	07/06/2020	(6)
Bank of America, N.A.	USD 549	EUR 446	07/06/2020	43
Bank of America, N.A.	USD 729	EUR 650	10/05/2020	(13)
Bank of America, N.A.	USD 716	EUR 635	01/05/2021	(13)
Bank of America, N.A.	USD 702	EUR 620	04/06/2021	(14)
Bank of America, N.A.	USD 701	EUR 617	07/06/2021	(14)
Bank of America, N.A.	USD 400	EUR 350	10/05/2021	(8)

				$46

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Investments at Fair Value – 135.00% #
Corporate Debt (1) – 132.81%
1st Lien/Senior Secured Debt – 78.63%
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.78%	L + 7.00%; 1.00% Floor	06/13/2023	$14,480	$14,084	$14,082
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	37,920	—	—
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	3,160	—	—
Associations, Inc.(2) (3)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	16,796	16,598	16,628
Associations, Inc.(2) (3) (4)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,186	1,441	1,448
Associations, Inc.(2) (3) (4) (5)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	836	(10)	(8)
Bullhorn, Inc.(2) (3)	Professional Services	9.40%	L + 6.75%; 1.00% Floor	11/21/2022	17,208	17,064	17,079
Bullhorn, Inc.(2) (3)	Professional Services	9.40%	L + 6.75%; 1.00% Floor	11/21/2022	4,553	4,516	4,519
Bullhorn, Inc.(2) (3)	Professional Services	9.33%	L + 6.75%; 1.00% Floor	11/21/2022	899	885	892
Businessolver.com, Inc.(2) (3)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,535	29,474
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	12.00%	P + 6.50%; 2.00% Floor	05/15/2023	3,760	1,438	1,429
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	1,078	1,038
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	9.03%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,525	12,446
Continuum Managed Services LLC(2)(3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	19,198	18,779	18,814
Continuum Managed Services LLC(2)(3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	5,520	5,410	5,410
Continuum Managed Services LLC(2)(3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	1,626	1,593	1,593
Continuum Managed Services LLC(2)(3) (4) (5)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,000	(38)	(40)
Dade Paper & Bag, LLC(2) (3)	Distributors	10.02%	L + 7.50%; 1.00% Floor	06/10/2024	9,850	9,687	9,702
Dade Paper & Bag, LLC(2) (3)	Distributors	9.52%	L + 7.00%; 1.00% Floor	06/10/2024	1,256	1,245	1,209
Datto, Inc.(2)	IT Services	10.46%	L + 8.00%; 1.00% Floor	12/07/2022	52,418	51,572	52,024
Datto, Inc.(2) (4) (5)	IT Services		L + 8.00%; 1.00% Floor	12/07/2022	3,529	(55)	(26)
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	5,641	5,614	5,599
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	5,459	5,433	5,418
DDS USA Holding, Inc.(2) (4) (5)	Health Care Equipment & Supplies		L + 5.75%; 1.00% Floor	06/30/2022	1,533	(7)	(12)
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	€23,054	26,356	26,084
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	734	724	725
Diligent Corporation(2) (3) (4)	Professional Services	8.28%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	680	697
Diligent Corporation(2) (3) (4) (5)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	354	(5)	(4)
Diligent Corporation(2) (3) (4) (5)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	13,670	(171)	(171)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.93%	L + 6.25%; 1.00% Floor	09/25/2024	$31,800	$31,263	$31,243
Empirix, Inc.(2) (3) (4) (5)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,800	(30)	(32)
Fenergo Finance 3 Limited(2) (3) (6)	Diversified Financial Services	9.13%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	28,916	28,408
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,683	(28)	(34)
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(42)	(87)
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	11,525	11,290	11,294
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	2,296	2,251	2,251
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,456	1,427	1,427
FWR Holding Corporation(3) (4)	Hotels, Restaurants & Leisure	10.25%	P + 4.75%; 2.00% Floor	08/21/2023	1,506	535	535
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.74%	L + 6.00%; 1.00% Floor	09/04/2024	14,500	14,222	14,210
Gastro Health Holdco, LLC(2) (3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,900	(54)	(58)
Gastro Health Holdco, LLC(2) (3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	$7,200	(85)	(144)
Hygiena Borrower LLC	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	5,369	5,297	5,261
Hygiena Borrower LLC (4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(7)	(11)
Hygiena Borrower LLC (4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(5)	(16)
iCIMS, Inc.(2) (3)	Software	8.94%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,776	41,742
iCIMS, Inc.(2) (3) (4) (5)	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(51)	(53)
Integral Ad Science, Inc.(2) (3)	Interactive Media & Services	9.78%	L + 7.25% (incl.1.25% PIK); 1.00% Floor	07/19/2024	33,817	33,185	33,141
Integral Ad Science, Inc.(2) (3) (4) (5)	Interactive Media & Services		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(47)	(52)
Lithium Technologies, Inc.(2) (3)	Interactive Media & Services	10.39%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,056	49,046
Lithium Technologies, Inc.(2) (3) (4) (5)	Interactive Media & Services		L + 8.00%; 1.00% Floor	10/03/2022	3,448	(65)	(69)
Midwest Transport, Inc.(2)	Road & Rail	9.80%	L + 7.00%; 1.00% Floor	10/02/2023	17,874	17,702	17,695
MMIT Holdings, LLC(2)	Health Care Technology	8.02%	L + 5.50%; 1.00% Floor	11/15/2024	12,700	12,450	12,446
MMIT Holdings, LLC(2) (4) (5)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	3,620	(71)	(72)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Netvoyage Corporation(2) (3)	Software	11.53%	L + 9.00%; 1.00% Floor	03/24/2022	$8,018	$7,903	$7,918
Netvoyage Corporation(2) (3) (4) (5)	Software		L + 9.00%; 1.00% Floor	03/24/2022	610	(8)	(8)
Picture Head Midco LLC(2) (3)	Entertainment	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	32,950	32,327	32,291
Picture Head Midco LLC(2) (3) (4)	Entertainment	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	3,620	1,052	1,014
Picture Head Midco LLC(2) (3) (4) (5)	Media		L + 6.75%; 1.00% Floor	08/31/2023	3,620	(68)	(72)
Power Stop, LLC(2)	Auto Components	7.55%	L + 4.75%	10/19/2025	10,900	10,873	10,845
SF Home Décor, LLC(2) (3)	Household Products	12.31%	L + 9.50%; 1.00% Floor	07/13/2022	25,313	24,730	24,616
SPay, Inc.(2) (3)	Interactive Media & Services	8.22%	L + 5.75%; 1.00% Floor	06/17/2024	14,700	14,428	14,332
SPay, Inc.(2) (3) (4)	Interactive Media & Services	8.34%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,165	1,155
SPay, Inc.(2) (3) (4) (5)	Interactive Media & Services		L + 5.75%; 1.00% Floor	06/17/2024	8,150	(74)	(204)
VRC Companies, LLC(3)(4)	Commercial Services & Supplies	9.03%	L + 6.50%; 1.00% Floor	03/31/2023	5,231	3,943	3,941
VRC Companies, LLC(3)	Commercial Services & Supplies	9.02%	L + 6.50%; 1.00% Floor	03/31/2023	2,667	2,644	2,640
VRC Companies, LLC(3)(4)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	249	125	125
Wine.com, LLC(2)	Beverages	9.86%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,823	8,820
Wrike, Inc.(2)	Professional Services	9.28%	L + 6.75%; 1.00% Floor	12/31/2024	28,000	27,440	27,440
Wrike, Inc.(2) (4) (5)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(46)	(46)
Xactly Corporation(2) (3)	IT Services	9.78%	L + 7.25%; 1.00% Floor	07/29/2022	29,320	28,863	28,880
Xactly Corporation(2) (3) (4) (5)	IT Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(32)	(33)
Yasso, Inc.(2) (3)	Food Products	10.27%	L + 7.75%; 1.00% Floor	03/23/2022	7,495	7,390	7,139

Total 1st Lien/Senior Secured Debt						646,334	644,913
1st Lien/Last-Out Unitranche (7) – 11.05%
Intelligent Document Solutions, Inc.(2) (3)	Diversified Financial Services	8.80%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,508	26,481
Intelligent Document Solutions, Inc.(2) (3) (4)	Diversified Financial Services	8.79%	L + 6.00%; 1.00% Floor	02/28/2024	19,900	11,454	11,422
RugsUSA, LLC(2) (3)	Household Products	9.31%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,256	8,247
Smarsh, Inc.(2) (3)	Interactive Media & Services	10.41%	L + 7.88%; 1.00% Floor	03/31/2021	44,881	44,265	44,432

Total 1st Lien/Last-Out Unitranche						90,483	90,582
2nd Lien/Senior Secured Debt – 43.13%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	11.30%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,228	5,226
Chase Industries, Inc.(2) (3)	Building Products	10.61%	L + 8.00%; 1.00% Floor	05/11/2026	24,300	23,610	23,510
Chase Industries, Inc.(2) (3) (4) (5)	Building Products		L + 8.00%; 1.00% Floor	05/11/2026	6,100	(169)	(198)
Country Fresh Holdings, LLC(2) (3)	Food Products	11.20%	L + 8.75%; 1.00% Floor	10/02/2023	11,800	11,606	9,794
DuBois Chemicals, Inc.(2)	Chemicals	10.52%	L + 8.00%; 1.00% Floor	03/15/2025	24,450	24,035	23,961
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.74%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,892	24,892

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	10.02%	L + 7.50%	07/31/2025	$10,000	$9,760	$9,725
Genesis Acquisition Co.(2) (3) (4) (5)	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(30)	(69)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,601	2,604
Hygiena Borrower LLC(3) (4)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	970	128	121
ICP Industrial, Inc.(2) (3)	Chemicals	10.68%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,276	28,250
Institutional Shareholder Services Inc.(2)	Diversified Financial Services	10.55%	L + 7.75%; 1.00% Floor	10/16/2025	7,200	7,168	7,056
Intelligent Medical Objects, Inc.(2) (3)	Health Care Technology	11.27%	L + 8.50%; 1.00% Floor	12/22/2024	17,500	17,109	17,325
Market Track, LLC(2) (3)	Internet Catalog & Retail	10.18%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,484	19,000
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.77%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	16,958	16,965
Odyssey Logistics & Technology Corporation(2)	Road & Rail	10.52%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,082	25,894
RSC Acquisition, Inc.(2) (3)	Insurance	10.53%	L + 8.00%; 1.00% Floor	11/30/2023	12,100	11,993	11,979
RSC Acquisition, Inc.(2) (3)	Insurance	10.80%	L + 8.00%; 1.00% Floor	11/30/2023	7,840	7,767	7,762
RSC Acquisition, Inc.(2) (3) (4) (5)	Insurance		L + 8.00%; 1.00% Floor	11/30/2023	6,100	(52)	(61)
SMB Shipping Logistics, LLC(2)	Air Freight & Logistics	10.86%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,616	24,500
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	9.52%	L + 7.00%; 1.00% Floor	01/31/2026	6,278	6,249	6,089
USRP Holdings, Inc.(2) (3)	Insurance	11.55%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,587	9,579
USRP Holdings, Inc.(2) (3) (4)	Insurance	11.43%	L + 8.75%; 1.00% Floor	09/29/2025	2,400	1,557	1,554
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	10.55%	L + 7.75%	07/02/2026	11,770	11,657	11,417
Xcellence, Inc.(2) (3)	IT Services	11.57%	L + 8.75%; 1.00% Floor	06/22/2024	18,400	17,986	18,032
YI, LLC(2) (3)	Health Care Equipment & Supplies	10.55%	L + 7.75%; 1.00% Floor	11/07/2025	21,700	21,115	21,103
Zep Inc.(2)	Chemicals	11.05%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,826	27,755

Total 2nd Lien/Senior Secured Debt						359,039	353,765

Total Corporate Debt						1,095,856	1,089,260

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Preferred Stock (1) – 0.99%
Accuity Delivery Systems, LLC^ (2) (3) (8) (9)	Health Care Providers & Services		136,589	$4,500	$5,400
Wine.com, LLC(2) (8) (9)	Beverages		314,154	2,700	2,700

Total Preferred Stock				7,200	8,100
Common Stock (1) – 1.20%
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (8)	Health Care Providers & Services		11,719	1,580	1,842

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Collaborative Imaging Holdco, LLC – Class C^^^ (2) (3) (6) (8) (9)	Health Care Providers & Services		11,060	$220	$306
Continuum Managed Services LLC – Class A(2) (3) (8) (9)	IT Services		663	663	762
Continuum Managed Services LLC – Class B(2) (3) (8) (9)	IT Services		449,713	7	243
Elah Holdings, Inc.^ (2) (3) (8) (9)	Capital Markets		65,436	3,163	3,163
National Spine and Pain Centers, LLC(2) (3) (8) (9)	Health Care Providers & Services		500	500	265
Wrike, Inc.(2) (8) (9)	Professional Services		494,952	3,075	3,075
Yasso, Inc.(2) (3) (8) (9)	Food Products		790	790	169

Total Common Stock				9,998	9,825

TOTAL INVESTMENTS – 135.00%				$1,113,054	$1,107,185

LIABILITIES IN EXCESS OF OTHER ASSETS – (35.00%)					$(287,031)

NET ASSETS – 100.00%					$820,154

#	Percentages are based on net assets.
(+)

The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.

(++)	Par amount is denominated in U.S. Dollars (“$”) unless noted as denominated in Euro (“€”).
^

As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	Assets are pledged as collateral for the Truist Revolving Credit Facility. See Note 6 “Debt”.
(2)

Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(4)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.

(5)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(6)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2018 the aggregate fair value of these securities is $28,593 or 2.53% of the Company’s total assets.

(7)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(8)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $17,925 or 2.19% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (Continued)

(in thousands, except share and per share amounts)

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	6/13/2018
Collaborative Imaging Holdco, LLC – Class B – Common Stock	3/30/2018
Collaborative Imaging Holdco, LLC – Class C – Common Stock	3/30/2018
Continuum Managed Services LLC – Class A – Common Stock	6/8/2017
Continuum Managed Services LLC – Class B – Common Stock	6/8/2017
Elah Holdings, Inc. – Common Stock	5/9/2018
National Spine and Pain Centers, LLC – Common Stock	6/2/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	3/23/2017

(9)	Non-income producing security.
PIK	– Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A	USD 481	EUR 411	01/04/2019	$10
Bank of America, N.A	USD 394	EUR 335	02/05/2019	9
Bank of America, N.A	USD 486	EUR 412	04/03/2019	11
Bank of America, N.A	USD 423	EUR 357	05/06/2019	10
Bank of America, N.A	USD 514	EUR 432	07/03/2019	11
Bank of America, N.A	USD 426	EUR 357	08/05/2019	10
Bank of America, N.A	USD 541	EUR 451	10/04/2019	12
Bank of America, N.A	USD 444	EUR 369	11/05/2019	10
Bank of America, N.A	USD 540	EUR 446	01/06/2020	12
Bank of America, N.A	USD 547	EUR 448	04/06/2020	13
Bank of America, N.A	USD 549	EUR 446	07/06/2020	14

				$122

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

1. ORGANIZATION

Goldman Sachs Middle Market Lending LLC (“MMLC LLC”) was formed on June 13, 2016. Effective January 30, 2017, MMLC LLC converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs Middle Market Lending Corp. (the “Company”), which, by operation of law, is deemed for purposes of Delaware law the same entity as MMLC LLC. The Company commenced operations on January 11, 2017. On January 30, 2017, the Company’s initial investors (other than the Initial Member (as defined below)) funded the initial portion of their capital commitment to purchase shares of common stock, at which time the Initial Member’s initial capital contribution to MMLC LLC was canceled. The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2017.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation. The Company will seek to achieve this objective, primarily through direct originations of secured debt, including first lien debt, unitranche, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to The Goldman Sachs Group, Inc. (“Group Inc.”), together with GS & Co., GSAM and its other subsidiaries.

From December 29, 2016 through September 29, 2017 (the “Final Closing Date”) the Company conducted an offering pursuant to which investors made capital commitments (each, a “Commitment”) to purchase shares of the Company’s common stock pursuant to subscription agreements (“Subscription Agreements”) entered into with the Company pursuant to which each investor agreed to purchase common stock for an aggregate purchase price equal to its Commitment. Each investor is required to purchase shares of the Company’s common stock each time the Company delivers a drawdown notice at least five business days prior to the required funding date (the “Drawdown Date”). The offering and sale of common stock is exempt from registration pursuant to Regulation D and Regulation S promulgated under the U.S. Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering and for offers and sale of securities outside of the United States.

GS & Co. and Goldman Sachs International assisted the Company in conducting its private placement offering pursuant to agreements between the Company and each of GS & Co. and Goldman Sachs International.

The investment period commenced on December 29, 2016 (the “Initial Closing Date”). On August 8, 2019, the board of directors (the “Board of Directors”) extended the investment period for one additional six-month period from September 29, 2019 to March 29, 2020. With the approval of a majority-in-interest of the stockholders, the investment period may be extended for up to one additional year thereafter (such period, including any extensions, the “Investment Period”). In addition, the Board of Directors may terminate the Investment Period at any time in its discretion.

Following the end of the investment period, the Company will have the right to issue drawdowns only (i) to pay, and/or establish reserves for, actual or anticipated Company expenses, liabilities, including the payment or repayment of indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness), other indebtedness, financings or extensions of credit, or other obligations, contingent or otherwise, including the Management Fee (as defined below), whether incurred before or after the end of the investment period, (ii) to fulfill investment commitments made or approved by the investment committee of GSAM’s Private Credit Group (the “Investment Committee”) prior to the expiration of the Investment Period, (iii) to engage in hedging transactions or (iv) to make additional investments in existing portfolio companies (including transactions to hedge interest rate or currency risks related to such additional investment).

The Company will continue to operate as a private BDC reporting company, until the earlier of the following events, each referred to as an “Exit Event”: (i) any listing of the Company’s shares of common stock on a national securities exchange (a “listing”), including in connection with an initial public offering (“IPO”), (ii) merger with another entity, including an affiliated company, subject to any limitations under the Investment Company Act or (iii) the sale of all or substantially all of the assets of the Company. If the Company has not consummated an Exit Event by the sixth anniversary of the Final Closing Date, the Board of Directors (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act and the Code) will meet to consider the Company’s potential wind down and/or liquidation and dissolution.

An affiliate of the Investment Adviser, (the “Initial Member”), made a capital contribution to the Company of one hundred dollars on January 13, 2017 and served as the sole initial member of the Company. The Company cancelled the Initial Member’s interest in the Company on January 30, 2017, the first date on which investors (other than the Initial Member) made their initial capital contribution to purchase stock (the “Initial Drawdown Date”).

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies.

On December 9, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Goldman Sachs BDC, Inc., a Delaware corporation (“GS BDC”), Evergreen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GS BDC (“Merger Sub”), and GSAM, a Delaware limited partnership and investment adviser to each of the Company and GS BDC. The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company (the “First Merger”) and, immediately thereafter, the Company will merge with and into GS BDC, with GS BDC continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Merger”).

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, MMLC Blocker I, LLC (formerly known as My-On MMLC Blocker, LLC), MMLC Blocker II, LLC, and MMLC Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that investment. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income, for which the Company has earned the following:

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Prepayment premiums	$2,028	$596	$—
Accelerated amortization of upfront loan origination fees and unamortized discounts	$2,967	$1,097	$26

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, respectively.

Certain structuring fees, amendment fees, syndication fees and commitment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest, or dividends will not be collected according to contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of December 31, 2019, the Company did not have any investments on non-accrual status. As of December 31, 2018, the Company did not have any investments on non-accrual status.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the Company’s Board of Directors within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions”.

Cash

Cash consists of deposits held at a custodian bank. As of December 31, 2019 and December 31, 2018, the Company held an aggregate cash balance of $13,393 and $15,010, respectively. Foreign currency of $1,299 (acquisition cost of $1,286) and $252 (acquisition cost of $250) is included in cash as of December 31, 2019 and December 31, 2018, respectively.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into USD on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2017. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain our tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce a stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and may carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of and amendments to the revolving credit facility between the Company and Truist Bank (formerly known as SunTrust Bank) (the “Truist Revolving Credit Facility”). These costs are amortized using the straight-line method over the term of the Truist Revolving Credit Facility. Deferred financing costs related to the Truist Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities.

Organization Costs

Organization costs include costs relating to the formation and organization of the Company. These costs are expensed as incurred. Upon the Initial Drawdown Date, stockholders bore such costs. Stockholders that made capital commitments after the Initial Drawdown Date bore a pro rata portion of such costs at the time of their first investment in the Company.

Offering Costs

Offering costs consist primarily of fees and expenses incurred in connection with the continuous offering of shares, including legal, printing and other costs, as well as costs associated with the preparation and filing of the

Company’s registration statement on Form 10. Offering costs are recognized as a deferred charge and are amortized on a straight line basis over 12 months beginning on the date of commencement of operations. All costs have been fully amortized through January 11, 2018.

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company entered into an investment management agreement effective as of January 13, 2017 (the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), payable quarterly in arrears, equal to 0.375% (i.e., an annual rate of 1.50%) of the average NAV of the Company (including un-invested cash and cash equivalents) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the NAV as of such quarter-end). The Management Fee for any partial quarter will be appropriately prorated. Following the occurrence (if any) of a listing, average gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter-end following such event, the Company’s gross assets as of such quarter-end) will be used instead of average NAV to calculate the Management Fee.

For the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, Management Fees amounted to $13,665, $9,147 and $3,494, respectively. For the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Investment Adviser voluntarily agreed to permanently waive $203 of the Management Fees. As of December 31, 2019, net Management Fees payable amounted to $3,520.

Incentive Fee

Pursuant to the Investment Management Agreement, the Company pays to the Investment Adviser an incentive fee (the “Incentive Fee”) as follows:

The Incentive Fee will consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee will be based on the Company’s income and a portion will be based on the Company’s capital gains, each as described below.

i. Quarterly Incentive Fee Based on Income

For the portion of the Incentive Fee based on income, the Company’s Investment Adviser is entitled to receive the Incentive Fee based on income from the Company if the Company’s Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” (as defined below) of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock (if any). The Incentive Fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the Initial Drawdown Date) (in either case, the “Trailing Twelve Quarters”). However, following the occurrence (if any) of a listing, the Trailing Twelve Quarters will be “reset” so as to include, as of the end of any quarter, the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the listing, rather than the number of quarters that have occurred since the Initial Drawdown Date).

The “hurdle amount” for the Incentive Fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which shall include all issuances by the Company of shares of its common stock) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated. For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) Ordinary Income in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.”

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income (as defined below), if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.0588% (or 2.1875% in the event of a listing) multiplied by the Company’s NAV at the beginning of each applicable calendar quarter included in the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•

15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that will be paid to the Investment Adviser for a particular quarter will equal the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but will not exceed the Incentive Fee Cap (as described below, and will be subject to the limitations set forth in Section 205(b)(3) of the Advisers Act).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Ordinary Income” means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses accrued during the calendar quarter (including the Management Fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred stock, but excluding the Incentive Fee).

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters.

If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap. In certain limited circumstances, an Incentive Fee based on income will be payable to the Investment Adviser although the net income for such quarter did not exceed the hurdle rate or the Incentive Fee will be higher than it would have been if calculated based on the Company’s performance for the applicable quarter without taking into account the Trailing Twelve Quarters.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains

The portion of Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year or, in the event of a listing, the date on which such event occurs. At the end of each calendar year (or the occurrence of a listing), the Company will pay the Investment Adviser an Incentive Fee equal to (A) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) until the end of such calendar year or listing, as applicable, minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) through the end of such calendar year or listing, as applicable. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A), above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods (or, following the occurrence (if any) of a listing, in all prior periods beginning with the date on which such event occurs). If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company accrued an Incentive Fee based on income of $18,024, $3,512 and $0, respectively. As of December 31, 2019, $3,419 remained payable.

For the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company accrued an Incentive Fee based on capital gains under GAAP of $0, $(77) and $77, respectively, for which none were realized.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines are commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company incurred expenses for services provided by the Administrator and the Custodian of $1,121, $774 and $388, respectively. As of December 31, 2019, $96 remained payable.

Transfer Agent Fees

The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with GS & Co. pursuant to which GS & Co. serves as the Company’s transfer agent (“Transfer Agent”), registrar and disbursing agent. The Company pays the Transfer Agent fees at an annual rate of 0.12% of the average NAV of the Company at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s NAV as of such quarter-end).

For the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company incurred expenses for services provided by the Transfer Agent of $1,094, $732 and $281, respectively. As of December 31, 2019, $282 remained payable.

Affiliates

The table below presents the Company’s affiliated investments:

	Beginning Fair Value Balance		Gross Additions(2)	Gross Reductions(3)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value Balance	Dividend, Interest and Other Income
For the Year Ended December 31, 2019
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund (1)	$–		$205,169	$(205,169)	$–	$–	$–	$45
Accuity Delivery Systems, LLC	19,482		75	–	–	2,014	21,571	1,479
Collaborative Imaging Holdco, LLC (dba Texas Radiology Associates)	14,594		9,555	–	–	715	24,864	1,513
Elah Holdings, Inc.	3,163		–	–	–	–	3,163	–

Total Non-Controlled Affiliates	$37,239		$214,799	$(205,169)	$–	$2,729	$49,598	$3,037

For the Year Ended December 31, 2018
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund (1)	$–	(4)	$212,620	$(212,620)	$–	$–	$–	$55
Accuity Delivery Systems, LLC	–		18,584	–	–	898	19,482	810
Collaborative Imaging, LLC	–		14,325	–	–	269	14,594	999
Elah Holdings, Inc.	–		3,163	–	–	–	3,163	–

Total Non-Controlled Affiliates	$–	(4)	$248,692	$(212,620)	$–	$1,167	$37,239	$1,864

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(3)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(4)	Amount rounds to less than $1.

Due to Affiliates

The Investment Adviser paid certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of December 31, 2019 and December 31, 2018, there were $417 and $475, respectively, included within accrued expenses and other liabilities paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted exemptive relief (“Exemptive Relief”) that permits the Company to co-invest with GS BDC, Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”), Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II”) and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, after the date of the exemptive order, subject to certain conditions including that co-investments are made in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the Exemptive Relief, and are allocated fairly among participants. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS BDC, GS PMMC, GS PMMC II and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	December 31, 2019		December 31, 2018
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$1,272,044	$1,266,486	$646,334	$644,913
1st Lien/Last-Out Unitranche	100,829	100,797	90,483	90,582
2nd Lien/Senior Secured Debt	311,933	294,165	359,039	353,765
Preferred Stock	7,200	10,137	7,200	8,100
Common Stock	10,381	11,575	9,998	9,825

Total Investments	$1,702,387	$1,683,160	$1,113,054	$1,107,185

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	December 31, 2019		December 31, 2018
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Health Care Providers & Services	11.5%	20.5%	8.6%	11.6%
Software	10.1	18.0	4.5	6.0
Health Care Technology	10.1	18.0	5.6	7.5
Interactive Media & Services	10.0	17.8	12.8	17.3
IT Services	7.8	14.0	11.3	15.3
Real Estate Management & Development	5.9	10.4	1.6	2.2
Professional Services	5.8	10.3	7.3	9.9
Diversified Financial Services	5.1	9.1	7.5	10.1
Health Care Equipment & Supplies	4.2	7.5	3.9	5.3
Hotels, Restaurants & Leisure	3.9	7.0	1.4	1.9
Road & Rail	3.1	5.6	3.9	5.3
Chemicals	2.8	5.1	7.2	9.8
Transportation Infrastructure	1.9	3.4	–	–
Household Products	1.9	3.3	3.0	4.0
Internet & Catalog Retail	1.8	3.3	1.7	2.3
Diversified Consumer Services	1.8	3.2	–	–
Diversified Telecommunication Services	1.7	3.0	2.8	3.8
Entertainment	1.6	2.9	3.0	4.1
Insurance	1.6	2.8	2.8	3.8
Air Freight & Logistics	1.5	2.6	2.2	3.0
Building Products	1.4	2.4	2.1	2.8
Trading Companies & Distributors	1.0	1.8	–	–
Commercial Services & Supplies	0.7	1.3	0.6	0.8
Beverages	0.7	1.3	1.0	1.4
Auto Components	0.6	1.1	1.0	1.3
Food Products	0.5	0.9	1.6	2.1
Life Sciences Tools & Services	0.5	0.8	0.7	1.0
Containers & Packaging	0.3	0.5	0.6	0.7
Capital Markets	0.2	0.3	0.3	0.4
Distributors	–	–	1.0	1.3

Total	100.0%	178.2%	100.0%	135.0%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	December 31, 2019	December 31, 2018
United States	95.6%	97.4%
Canada	2.7	–
Ireland	1.7	2.6

Total	100.0%	100.0%

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•  Transactions in similar instruments;

•  Discounted cash flow techniques;

•  Third party appraisals; and

•  Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•  Current financial performance as compared to projected performance;

•  Capitalization rates and multiples; and

•  Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of December 31, 2019 and December 31, 2018. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of December 31, 2019(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2019
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured Debt	Discounted cash flows:
	$1,031,569	• Discount Rate	6.5% – 13.3% (8.7%)
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$100,797	• Discount Rate	8.5% – 10.1% (9.8%)
	2nd Lien/Senior Secured Debt	Discounted cash flows:
	$233,672	• Discount Rate	9.9% – 12.4% (10.7%)
Equity	Preferred Stock	Comparable multiples:
	$10,137	• EV/EBITDA(5)	4.2x – 30.2x (19.0x)
Comparable multiples:
		• EV/Revenue	1.0x – 3.2x (1.3x)
	Common Stock	Discounted cash flows:
	$11,575	• Discount Rate	13.9% – 31.0% (23.9%)
Comparable multiples:
		• EV/EBITDA(5)	8.5x – 12.7x (9.7x)
Comparable multiples:
		• EV/Revenue	2.3x – 9.7x (9.6x)

(1)	Included within Level 3 assets of $1,579,087 is an amount of $191,337 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions). The income approach was used in the determination of fair value for $1,366,038 or 87.7% of Level 3 bank loans, corporate debt, and other debt obligations.
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2018(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2018
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured Debt	Discounted cash flows:
	$499,548	• Discount Rate	8.4% – 13.0% (9.9%)
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$90,582	• Discount Rate	9.3% – 10.9% (10.6%)
	2nd Lien/Senior Secured Debt	Discounted cash flows:
	$227,093	• Discount Rate	10.8% – 16.5% (11.5%)
Equity	Preferred Stock	Comparable multiples:
	$5,400	• EV/EBITDA(5)	4.0x – 27.6x (18.9x)
	Common Stock	Discounted cash flows:
	$6,750	• Discount Rate	14.6% – 31.0% (24.5%)
Comparable multiples:
		• EV/EBITDA(5)	8.4x – 13.0x (11.7x)

(1)	Included within Level 3 assets of $1,053,536 is an amount of $224,163 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of EBITDA.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of December 31, 2019 and December 31, 2018. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, respectively, in the fair value.

As of the dates indicated, the following is a summary of the Company’s assets categorized within the fair value hierarchy.

	December 31, 2019				December 31, 2018
Assets	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$58,830	$1,207,656	$1,266,486	$–	$–	$644,913	$644,913
1st Lien/Last-Out Unitranche	–	–	100,797	100,797	–	–	90,582	90,582
2nd Lien/Senior Secured Debt	–	45,243	248,922	294,165	–	53,649	300,116	353,765
Preferred Stock	–	–	10,137	10,137	–	–	8,100	8,100
Common Stock	–	–	11,575	11,575	–	–	9,825	9,825

Total Assets	$–	$104,073	$1,579,087	$1,683,160	$–	$53,649	$1,053,536	$1,107,185

Foreign currency forward contracts (asset)(1)	$–	$46	$–	$46	$–	$122	$–	$122

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The below table presents a summary of changes in fair value of Level 3 assets by investment type:

Level 3	Beginning Balance	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance	Net Change in Unrealized Appreciation (Depreciation) for assets still held
For the Year Ended December 31, 2019
1st Lien/Senior Secured Debt	$644,913	$746,302	$(48)	$(3,239)	$(174,745)	$5,319	$–	$(10,846)	$1,207,656	$(2,751)
1st Lien/Last-Out Unitranche	90,582	10,294	–	(131)	(452)	504	–	–	100,797	(131)
2nd Lien/Senior Secured Debt	300,116	17,898	(10,449)	(11,296)	(70,605)	1,590	27,755	(6,087)	248,922	(13,559)
Preferred Stock	8,100	–	–	2,037	–	–	–	–	10,137	2,037
Common Stock	9,825	1,054	1,596	1,366	(2,266)	–	–	–	11,575	1,701

Total assets	$1,053,536	$775,548	$(8,901)	$(11,263)	$(248,068)	$7,413	$27,755	$(16,933)	$1,579,087	$(12,703)

For the Year Ended December 31, 2018
1st Lien/Senior Secured Debt	$199,464	$468,855	$(24)	$(1,196)	$(23,588)	$1,402	$–	$–	$644,913	$(1,196)
1st Lien/Last-Out Unitranche	37,138	74,739	–	(40)	(22,139)	884	–	–	90,582	91
2nd Lien/Senior Secured Debt	226,781	110,913	–	(3,123)	(42,893)	1,220	7,218	–	300,116	(3,087)
Preferred Stock	–	7,200	–	900	–	–	–	–	8,100	900
Common Stock	2,070	8,038	1,291	217	(1,791)	–	–	–	9,825	217

Total assets	$465,453	$669,745	$1,267	$(3,242)	$(90,411)	$3,506	$7,218	$–	$1,053,536	$(3,075)

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended December 31, 2019, transfers from Level 3 to Level 2 were primarily due to increased price transparency and transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the year ended December 31, 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency.

Debt Not Carried at Fair Value

The fair value of the Company’s debt, which would have been categorized as Level 3 within the fair value hierarchy as of December 31, 2019 and December 31, 2018, approximates its carrying value because the Truist Revolving Credit Facility has variable interest based on selected short-term rates.

6. DEBT

In accordance with the Investment Company Act, with certain exceptions, the Company is currently allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 200% after such borrowing (or 150% if certain requirements are met). As of December 31, 2019 and December 31, 2018, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 228% and 381%, respectively.

As of the dates indicated, the Company’s outstanding debt was as follows:

	As of
	December 31, 2019			December 31, 2018
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value
Truist Revolving Credit Facility (1)(2)	$850,000	$120,648	$729,986	$600,000	$314,401	$286,189

Total Debt	$850,000	$120,648	$729,986	$600,000	$314,401	$286,189

(1)	The Company may borrow amounts in USD or certain other permitted currencies. Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of the applicable reporting date. As of December 31, 2019, the Company had outstanding borrowings denominated in USD of $676,200 and in Euros (EUR) of EUR 47,950. As of December 31, 2018, the Company had outstanding borrowings denominated in USD of $231,250 and in Euros (EUR) of EUR 47,950.
(2)	Provides, under certain circumstances, a total borrowing capacity of $900,000.

The combined weighted average interest rate of the aggregate borrowings outstanding for the years ended December 31, 2019 and 2018 were 4.27% and 4.20%, respectively.

HSBC Revolving Credit Facility

The Company entered into the HSBC Revolving Credit Facility on March 15, 2017 with HSBC Bank USA, National Association, as administrative agent (the “Administrative Agent”) and a lender.

On April 12, 2017, the Company amended the HSBC Revolving Credit Facility to, among other things, increase the maximum committed principal amount of the HSBC Revolving Credit Facility by $90,000 to $200,000.

On September 11, 2017, the Company repaid in full all indebtedness, liabilities and other obligations under, and terminated, the HSBC Revolving Credit Facility. In connection with the termination of the HSBC Revolving Credit Facility, all liens on collateral securing the HSBC Revolving Credit Facility were released.

The maximum principal amount of the HSBC Revolving Credit Facility was subject to availability under the “Borrowing Base”. The Borrowing Base was calculated based on the unfunded capital commitments of the investors meeting various eligibility requirements (subject to investor concentration limits) multiplied by specified advance rates.

Interest rates on obligations under the HSBC Revolving Credit Facility were based on prevailing London Interbank Offered Rate (“LIBOR”) for one, two- or three- months or an Alternate Base Rate (the greater of (i) the prime rate of the Administrative Agent and (ii) the federal funds rate plus 2.00%) (“ABR”), plus, in each case, 1.80% per annum. The Company had the ability to elect either LIBOR or ABR at the time of draw-down, and loans could have been converted from one rate to another at any time, subject to certain conditions.

Amounts drawn under the HSBC Revolving Credit Facility could have been prepaid at any time without premium or penalty, subject to applicable breakage costs. Loans were subject to mandatory prepayment for amounts exceeding the Borrowing Base or the lenders’ aggregate commitment and to the extent required to comply with the Investment Company Act, as applied to BDCs. Transfers of interests in the Company by investors were subject to certain restrictions under the HSBC Revolving Credit Facility and could have triggered mandatory prepayment obligations.

The HSBC Revolving Credit Facility was secured by a perfected first priority security interest in the unfunded capital commitments of the Company’s investors (with certain exceptions) and the proceeds thereof, including assignment of the right to make capital calls, receive and apply capital contributions, and enforce remedies and claims related thereto, and a pledge of the collateral account into which capital call proceeds are deposited. Additionally, under the HSBC Revolving Credit Facility, the lenders were able to directly require stockholders to fund their capital commitments, but lenders could not seek recourse against a stockholder in excess of such stockholder’s obligation to contribute capital to the Company.

The HSBC Revolving Credit Facility contained customary representations, warranties, and affirmative and negative covenants on the Company, including without limitation treatment as a RIC under the Code and as a BDC under the Investment Company Act and restrictions on certain operations, including without limitation certain distributions. The HSBC Revolving Credit Facility included customary conditions precedent to draw-down of loans and customary events of default. The Company was in compliance with these covenants.

Costs of $712 were incurred in connection with obtaining, amending and terminating the HSBC Revolving Credit Facility. The cost incurred in connection with obtaining and amending the HSBC Revolving Credit Facility were recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and were amortized over the life of the HSBC Revolving Credit Facility using the straight-line method. As of December 31, 2019 and December 31, 2018, outstanding deferred financing costs were $0 and $0, respectively.

The below table presents the summary information of the HSBC Revolving Credit Facility.

	For the Year Ended December 31,				For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019		2018
Borrowing interest expense	$	N/A	$	N/A	$200
Facility fees		N/A		N/A	304
Amortization of financing costs		N/A		N/A	710

Total	$	N/A	$	N/A	$1,214

Weighted average interest rate		N/A		N/A	3.27%
Average outstanding balance	$	N/A	$	N/A	$12,392	*#

*	Average outstanding debt balance was calculated beginning on March 15, 2017, the date on which the Company entered into the HSBC Revolving Credit Facility.
#	Average outstanding debt balance was calculated ending on September 11, 2017, the date on which the Company terminated the HSBC Revolving Credit Facility.

Truist Revolving Credit Facility

On September 11, 2017, the Company entered into the Truist Revolving Credit Facility with various lenders. Truist Bank serves as administrative agent and Bank of America, N.A. serves as syndication agent. The Company amended the Truist Revolving Credit Facility on September 17, 2018 and July 10, 2019.

The Truist Revolving Credit Facility is a multicurrency facility, and as of December 31, 2019, total commitments under the Truist Revolving Credit Facility were $850,000. The accordion feature of the Truist Revolving Credit Facility allows the Company, subject to the satisfaction of various conditions, to bring total commitments under the Truist Revolving Credit Facility to $900,000.

Borrowings under the Truist Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either the Adjusted LIBO Rate (as defined in the Truist Revolving Credit Facility) plus the Applicable Margin (as defined in the Truist Revolving Credit Facility) or the Applicable Margin plus the higher of the Prime Rate (as defined in the Truist Revolving Credit Facility), Federal Funds Effective Rate (as defined in the Truist Revolving Credit Facility) plus 0.5% or overnight London Interbank Offered Rate (“LIBOR”) plus 1.0%. Interest is payable quarterly in arrears or as defined in the Truist Revolving Credit Facility. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the Truist Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Truist Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on September 13, 2021.

The Truist Revolving Credit Facility may be guaranteed by certain of the Company’s subsidiaries that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the Truist Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The Truist Revolving Credit Facility contains certain customary covenants, including: (i) maintaining a minimum shareholder’s equity, (ii) maintaining an asset coverage ratio of at least 2 to 1, (iii) maintaining a minimum liquidity test of at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” as such quoted terms are defined in the Truist Revolving Credit Facility and (iv) restrictions on industry concentrations in the Company’s investment portfolio.

The Truist Revolving Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default (including a change in control event of default trigger).

Costs of $5,196 were incurred in connection with obtaining and amending the Truist Revolving Credit Facility and exercising its right under the accordion feature, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Truist Revolving Credit Facility using the straight-line method. As of December 31, 2019 and December 31, 2018, deferred financing costs were $2,617 and $3,233, respectively.

The below table presents the summary information of the Truist Revolving Credit Facility.

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Borrowing interest expense	$21,872	$8,988	$421
Facility fees	843	885	295
Amortization of financing costs	1,361	983	237

Total	$24,076	$10,856	$953

Weighted average interest rate	4.27%	4.20%	3.88%
Average outstanding balance	$512,687	$213,762	$35,429	*

*	Average outstanding debt balance was calculated beginning on September 11, 2017, the date on which the Company entered into the Truist Revolving Credit Facility.

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statements of Assets and Liabilities as due to/due from a broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be in good standing and by monitoring the financial stability of those counterparties.

For the year ended December 31, 2019 and for the period from August 8, 2018 to December 31, 2018, the Company’s average USD notional exposure to foreign currency forward contracts was $4,012 and $4,405, respectively. The Company did not hold any derivative instruments prior to August 8, 2018.

As of the dates indicated, the table below sets forth the Company’s net exposure to foreign currency forward contracts by counterparty that are subject to ISDA Master Agreements or similar agreements.

	Gross Amount of Assets	Gross Amount of (Liabilities)	Net Amount of Assets or (Liabilities)	Collateral (Received) Pledged(1)	Net Amounts (2)
December 31, 2019

Bank of America, N.A.	$46	$–	$46	$–	$46

December 31, 2018

Bank of America, N.A.	$122	$–	$122	$–	$122

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations was as follows:

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Net realized gain (loss) on foreign currency forward contracts	$147	$1	$–
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(76)	122	–

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$71	$123	$–

8. COMMITMENTS AND CONTINGENCIES

Capital Commitments

The Company had aggregate capital commitments and undrawn capital commitments from investors as follows as of the dates indicated:

	December 31, 2019			December 31, 2018
	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded
Common Stock	$1,034,992	$62,152	94%	$1,035,043	$207,078	80%

Portfolio Company Commitments

The Company may enter into investment commitments to fund investments through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement to fund investments. As of December 31, 2019, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. As of the dates indicated, the Company had the following unfunded commitments by investment types:

		Unfunded Commitment Balances(2)		Fair Value(3)
	Commitment Expiration Date(1)	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
1st Lien/Senior Secured Debt
Gastro Health Holdco, LLC	4/13/2020	$1,072	$–	$(16)	$–
GlobalTranz Enterprises, Inc.	5/15/2020	2,968	–	(267)	–
Hygiena Borrower LLC	6/29/2020	814	808	(16)	(16)
Convene 237 Park Avenue, LLC (dba Convene)	8/30/2020	9,120	–	(182)	–
Diligent Corporation	12/19/2020	6,083	13,670	(61)	(171)
Brillio, LLC	2/6/2021	2,200	–	(22)	–
FWR Holding Corporation (dba First Watch Restaurants)	2/28/2021	3,040	–	(30)	–
CorePower Yoga LLC	5/14/2021	2,692	–	(40)	–
CFS Management, LLC (dba Center for Sight Management)	7/1/2021	2,067	–	(21)	–
Associations, Inc.	7/30/2021	1,299	2,696	(13)	(27)
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2021	6,768	–	(118)	–
WebPT, Inc.	8/28/2021	1,867	–	(37)	–
Gastro Health Holdco, LLC	9/13/2021	7,200	–	(108)	–
Elemica Parent, Inc.	9/18/2021	830	–	(21)	–
Bullhorn, Inc.	10/1/2021	1,065	–	(16)	–
Chronicle Bidco Inc. (dba Lexitas)	11/14/2021	4,330	–	(43)	–
Eptam Plastics, Ltd.	12/6/2021	2,708	–	(20)	–
Netvoyage Corporation (dba NetDocuments)	3/24/2022	610	610	(8)	(8)
VRC Companies, LLC (dba Vital Records Control)	3/31/2022	111	122	(1)	(1)
Diligent Corporation	4/14/2022	216	1,080	(2)	(14)
DDS USA Holding, Inc.	6/30/2022	1,380	1,533	(7)	(12)
Xactly Corporation	7/29/2022	2,177	2,177	(27)	(33)
Hygiena Borrower LLC	8/26/2022	550	550	(11)	(11)
Lithium Technologies, Inc.	10/3/2022	3,448	3,448	(52)	(69)
Businessolver.com, Inc.	5/15/2023	2,256	2,256	(39)	(45)
Integral Ad Science, Inc.	7/19/2023	2,586	2,586	(39)	(52)
FWR Holding Corporation (dba First Watch Restaurants)	8/21/2023	226	941	(2)	(19)
Gastro Health Holdco, LLC	9/4/2023	2,900	2,900	(44)	(58)
Empirix, Inc.	9/25/2023	1,800	1,800	(180)	(32)
SPay, Inc. (dba Stack Sports)	6/17/2024	543	435	(18)	(11)
Associations, Inc.	7/30/2024	836	836	(8)	(8)
WebPT, Inc.	8/28/2024	1,556	–	(31)	–
Fenergo Finance 3 Limited	9/5/2024	2,468	2,521	(19)	(87)
Fenergo Finance 3 Limited	9/5/2024	1,683	1,683	(13)	(34)
iCIMS, Inc.	9/12/2024	2,662	2,662	(47)	(53)
MMIT Holdings, LLC (dba Managed Markets Insight & Technology)	11/15/2024	3,258	3,620	(57)	(72)
Wrike, Inc.	12/31/2024	2,300	2,300	(46)	(46)
Apptio, Inc.	1/10/2025	3,160	3,097	(55)	–
ConnectWise, LLC	2/28/2025	1,524	–	(19)	–
Mailgun Technologies, Inc.	3/26/2025	1,448	–	(25)	–
Internet Truckstop Group, LLC (dba Truckstop)	4/2/2025	2,600	–	(39)	–
PlanSource Holdings, Inc.	4/22/2025	4,681	–	(94)	–
CorePower Yoga LLC	5/14/2025	1,009	–	(15)	–
Wolfpack IP Co. (dba Lone Wolf Technologies)	6/13/2025	4,722	–	(94)	–
Riverpoint Medical, LLC	6/21/2025	2,450	–	(25)	–
HS4 AcquisitionCo, Inc. (dba HotSchedules & Fourth)	7/9/2025	2,384	–	(48)	–

		Unfunded Commitment Balances(2)		Fair Value(3)
	Commitment Expiration Date(1)	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
WorkForce Software, LLC	7/31/2025	$1,123	–	$(23)	–
The Center for Orthopedic and Research Excellence, Inc. (dba HOPCo)	8/15/2025	2,572	–	(45)	–
Elemica Parent, Inc.	9/18/2025	366	–	(9)	–
Bullhorn, Inc.	10/1/2025	799	–	(12)	–
CST Buyer Company (dba Intoxalock)	10/3/2025	1,294	–	–	–
Acquia, Inc.	10/31/2025	1,946	–	(39)	–
Chronicle Bidco Inc. (dba Lexitas)	11/14/2025	1,300	–	(26)	–
Eptam Plastics, Ltd.	12/6/2025	1,015	–	(15)	–
Picture Head Midco LLC	3/31/2019	–	$3,620	–	$(72)
VRC Companies, LLC (dba Vital Records Control)	9/27/2019	–	1,238	–	(12)
Businessolver.com, Inc.	5/15/2020	–	3,350	–	(68)
SPay, Inc. (dba Stack Sports)	6/15/2020	–	8,069	–	(204)
Diligent Corporation	8/3/2020	–	354	–	(4)
Gastro Health Holdco, LLC	9/4/2020	—	7,146	—	(144)
Continuum Managed Services LLC	6/8/2022	—	2,000	—	(40)
Datto, Inc.	12/7/2022	—	3,529	—	(26)
Picture Head Midco LLC	8/31/2023	—	2,509	—	(51)
Apptio, Inc.	1/10/2025	—	37,161	—	—

Total 1st Lien/Senior Secured Debt		$124,082	$123,307	$(2,265)	$(1,500)

1st Lien/Last-Out Unitranche
Doxim, Inc.	2/28/2020	$—	$7,880	$—	$(236)

Total 1st Lien/Last-Out Unitranche		$—	$7,880	$—	$(236)

2nd Lien/Senior Secured Debt
USRP Holdings, Inc. (dba U.S. Retirement Partners)	3/29/2020	$816	$816	$(8)	$(10)
Hygiena Borrower LLC	6/29/2020	831	823	(15)	(15)
Genesis Acquisition Co. (dba ProCare Software)	7/31/2020	2,500	2,469	(63)	(69)
RSC Acquisition, Inc.	3/5/2020	—	6,100	—	(61)
Chase Industries, Inc. (dba Senneca Holdings)	5/11/2020	—	6,100	—	(198)

Total 2nd Lien/Senior Secured Debt		$4,147	$16,308	$(86)	$(353)

Total		$128,229	$147,495	$(2,351)	$(2,089)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.
(2)	Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of the applicable reporting date.
(3)	The fair value is reflected as investments, at fair value on the Consolidated Statements of Assets and Liabilities.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Capital Drawdowns

The following table summarizes the total shares issued and proceeds received related to capital drawdowns:

Share Issue Date	Shares Issued	Proceeds Received
For the Year Ended December 31, 2019
March 25, 2019	4,286,182	$82,610
June 27, 2019	2,179,196	41,545
December 27, 2019	1,092,225	20,720

Total capital drawdowns	7,557,603	$144,875

For the Year Ended December 31, 2018
March 26, 2018	2,700,602	$51,856
June 25, 2018	2,689,865	51,620
September 27, 2018	8,011,747	154,825
December 27, 2018	5,354,207	103,795

Total capital drawdowns	18,756,421	$362,096

For the period from January 11, 2017 (commencement of operations) to December 31, 2017
January 30, 2017	1,520,857	$30,417
February 27, 2017	30,240	585
March 24, 2017	3,226,393	61,929
April 27, 2017	390,953	7,511
June 26, 2017	5,202,980	100,051
July 27, 2017	4,221,946	80,469
September 25, 2017	4,849,366	93,132
October 27, 2017	2,120,202	40,240
December 26, 2017	2,685,522	51,535

Total capital drawdowns	24,248,459	$465,869

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
For the Year Ended December 31, 2019
February 28, 2019	March 15, 2019	April 30, 2019	$0.43
May 9, 2019	June 14, 2019	July 31, 2019	$0.43
August 8, 2019	September 13, 2019	October 31, 2019	$0.43
November 7, 2019	December 13, 2019	January 23, 2020	$0.43
For the Year Ended December 31, 2018
March 1, 2018	March 15, 2018	April 30, 2018	$0.43
May 3, 2018	June 15, 2018	July 31, 2018	$0.43
August 2, 2018	September 14, 2018	October 31, 2018	$0.43
October 31, 2018	December 14, 2018	January 23, 2019	$0.43
For the period from January 11, 2017 (commencement of operations) to December 31, 2017
May 4, 2017	June 15, 2017	August 15, 2017	$0.43
August 3, 2017	September 15, 2017	October 31, 2017	$0.43
November 1, 2017	December 15, 2017	January 23, 2018	$0.43

10. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share:

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Net increase in net assets resulting from operations	$61,132	$50,879	$10,029
Weighted average shares outstanding	47,453,793	29,908,301	10,739,306
Basic and diluted earnings per share	$1.29	$1.70	$0.93

Diluted earnings per share equal basic earnings per share because there were no common share equivalents outstanding during the period presented.

11. TAX INFORMATION

The tax character of distributions for the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, were as follows:

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Distributions paid from:
Ordinary Income	$81,372	$50,423	$17,770
Net Long-Term Capital Gains	$–	$526	$–

Total Taxable Distributions	$81,372	$50,949	$17,770

As of December 31, 2019 and December 31, 2018, the components of Accumulated Earnings (Losses) on a tax basis were as follows:

	December 31, 2019	December 31, 2018
Undistributed Ordinary Income – net	$–	$–
Undistributed Long-Term Capital Gains	$–	$–

Total Undistributed Earnings	$–	$–

Perpetual Long-Term Capital Loss Carryforward	$(6,708)	$–
Timing Differences (Dividend Payable, Organizational Costs and Late Year Ordinary Loss Deferral)	$(3,810)	$(2,070)
Unrealized Earnings (Losses) – net	$(17,220)	$(5,302)

Total Accumulated Earnings (Losses) – net	$(27,738)	$(7,372)

As of December 31, 2019 and December 31, 2018, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

	December 31, 2019	December 31, 2018
Tax cost	$1,701,388	$1,113,201
Gross unrealized appreciation	$10,148	$3,239
Gross unrealized depreciation	$(27,368)	$(8,541)

Net unrealized appreciation/(depreciation)	$(17,220)	$(5,302)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of material modification of debt securities.

In order to present certain components of the Company’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Company’s accounts. These reclassifications have no impact on the net asset value of the Company and result primarily from certain non-deductible expenses, and differences in the tax treatment of underlying fund investments. For the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company reclassified $126, $946 and $(1,385), respectively, from distributable earnings to paid-in capital in excess of par.

The following reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2019 and 2018, and for the period from January 11, 2017 (commencement of operations) to December 31, 2017:

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Net increase in net assets resulting from operations	$61,132	$50,879	$10,029
Adjustments:
Net unrealized loss (gain) on investments and foreign currency forward contracts and translations	13,063	5,678	(522)
Income not currently taxable	(18)	(1,366)	–
Income for tax but not book	(25)	151	–
Expenses not currently deductible	(138)	314	1,894
Realized gain (loss) differences	(782)	25	–
Taxable income net of capital loss carryforward	$73,232	$55,681	$11,401
Capital loss carryforward	6,708	–	–

Taxable income (1)	$79,940	$55,681	$11,401

(1)	Taxable income is an estimate and is not fully determined until the Company’s tax return is filed.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current year, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax year remains subject to examination and adjustment by tax authorities.

12. FINANCIAL HIGHLIGHTS

Below presents the schedule of financial highlights of the Company:

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Per Share Data:(1)
NAV, beginning of period	$19.07	$18.89	$20.00
Net investment income	1.75	1.87	0.89
Net realized and unrealized gains (losses)(2)	(0.40)	0.06	(0.71)
Income tax provision, realized and unrealized gains	(0.01)	(0.03)	—

Net increase (decrease) in net assets resulting from operations(2)	1.34	1.90	0.18
Distributions declared from net investment income	(1.72)	(1.72)	(1.29)

Total increase (decrease) in net assets	(0.38)	0.18	(1.11)

NAV, end of period	$18.69	$19.07	$18.89

	For the Year Ended December 31,		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
Shares outstanding, end of period	50,562,483	43,004,880	24,248,459
Weighted average shares outstanding	47,453,793	29,908,301	10,739,306
Total return based on NAV(3)	7.03%	10.06%	0.90%
Ratio/Supplemental Data:
Net assets, end of period	$944,789	$820,154	$458,128
Ratio of net expenses to average net assets	7.05%	4.98%	5.18%	(4)
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets	2.33%	2.47%	4.15%	(4)
Ratio of interest and other debt expenses to average net assets	2.70%	1.91%	1.09%	(4)
Ratio of incentive fees to average net assets	2.02%	0.60%	0.04%	(4)
Ratio of total expenses to average net assets	7.05%	4.98%	5.28%	(4)
Ratio of net investment income to average net assets	9.29%	9.83%	4.84%	(4)
Average debt outstanding	$512,687	$213,762	$21,228	(5)
Average debt per share(6)	$10.80	$7.15	$1.98
Portfolio turnover	18%	11%	7%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period, except for distributions declared, which reflects the actual amount of distributions declared per share for the applicable period.
(2)	The amount shown may not correspond with the aggregate amount for the period as it includes the effect of the timing of the distribution.
(3)	Total return based on NAV is calculated as the change in NAV per share during the period plus dividends declared per share, divided by the beginning NAV per share.
(4)	Annualized, except for, as applicable, unvested Incentive Fees and certain operating expenses.
(5)	Average outstanding debt balance was calculated beginning on March 15, 2017, the date on which the Company entered into the HSBC Revolving Credit Facility.
(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

13. SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following are the quarterly results of operations for each quarter during the years indicated. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Investment income	$41,067	$38,389	$35,780	$30,507
Expenses:
Total expenses	17,612	15,291	15,286	14,709

Net investment income	23,455	23,098	20,494	15,798

Net realized and unrealized gains (losses)	(3,892)	(4,427)	(4,658)	(8,042)
(Provision) benefit for taxes on realized and unrealized gains	(180)	(171)	(240)	(103)

Net increase in net assets resulting from operations after tax	$19,383	$18,500	$15,596	$7,653

Net investment income per share (basic and diluted)	$0.47	$0.47	$0.43	$0.36

Earnings per share (basic and diluted)	$0.39	$0.37	$0.33	$0.18

Weighted average shares outstanding	49,529,617	49,470,258	47,386,851	43,338,250

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$29,057	$22,646	$17,301	$15,230
Expenses:
Total expenses	12,308	7,053	4,694	4,260

Net investment income	16,749	15,593	12,607	10,970

Net realized and unrealized gains (losses)	(4,050)	(656)	(1,199)	1,624
(Provision) benefit for taxes on realized and unrealized gains	(182)	(205)	1	(373)

Net increase in net assets resulting from operations after tax	$12,517	$14,732	$11,409	$12,221

Net investment income per share (basic and diluted)	$0.44	$0.52	$0.46	$0.45

Earnings per share (basic and diluted)	$0.33	$0.49	$0.42	$0.50

Weighted average shares outstanding	37,941,663	29,987,263	27,126,415	24,428,499

The sum of quarterly per share amounts may not equal per share amounts reported for the years indicated. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

14. PENDING MERGER WITH GS BDC

On December 9, 2019, the Company entered into the Merger Agreement with GS BDC, Merger Sub, and the Investment Adviser. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and, immediately thereafter, the Company will merge with and into GS BDC, with GS BDC continuing as the surviving company. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Pursuant to the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into 0.9939 shares of GS BDC’s common stock (the “Exchange Ratio”) in connection with the closing of the Merger (other than certain excluded shares as described in the Merger Agreement). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time, (i) either the Company or GS BDC declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of GS BDC’s common stock or the Company’s common stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, other than shares issued pursuant to GS BDC’s distribution reinvestment plan, as permitted by the Merger Agreement. No fractional shares of GS BDC’s common stock will be issued, and holders of the Company’s common stock will receive cash in lieu of fractional shares.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of MMLC’s and GS BDC’s businesses during the period prior to the closing of the Merger. MMLC and GS BDC have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of MMLC’s and GS BDC’s stockholders, respectively, and the boards of directors of MMLC and GS BDC have agreed to recommend that their respective stockholders approve the applicable proposals (as described below).

The directors of GS BDC immediately prior to the First Merger will remain the directors of GS BDC and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Notwithstanding the foregoing, upon the consummation of the Merger, (i) the GS BDC board of directors (the “GS BDC Board”) will expand the size of the GS BDC Board to eight (8) directors and will appoint our independent directors (the “MMLC Independent Directors”) as of December 9, 2019 who are also members of our Board of Directors as of the date of the Closing (the “Closing Date”) to the GS BDC Board (the “MMLC Designated Directors”), and (ii) the MMLC Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GS BDC Board. In addition, the GS BDC Board will appoint the chairman of the Audit Committee of MMLC (the “MMLC Audit Committee”) as of the Closing Date to serve as the chairman of the Audit Committee of GS BDC (the “GS BDC Audit Committee”), effective as of the Closing Date. The officers of GS BDC immediately prior to the Merger will remain the officers of GS BDC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal.

In connection with the transaction, GS BDC will adopt an amended and restated certificate of incorporation (the “Amended and Restated GS BDC Charter”) to be effective upon the closing of the Second Merger (the “Closing”) that will generally restrict all stockholders who received shares of GS BDC Common Stock in the First Merger (the “Affected Stockholders”) from transferring their respective shares for at least 90 days following the date of filing of the Amended and Restated GS BDC Charter (the “Filing Date”), subject to a modified lock-up schedule thereafter. If approved, the Amended and Restated GS BDC Charter would provide that following the Closing, without the prior consent of the GS BDC Board, our stockholders who acquire shares of GS BDC Common Stock in the Merger (each, an “Affected Stockholder”) would not be able to transfer or sell:

•	any shares of GS BDC Common Stock acquired by such Affected Stockholder in the Merger for 90 days following the Filing Date, which is expected to be filed on the Closing date;

•	two-thirds of the shares of GS BDC Common Stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GS BDC Common Stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

The Merger Agreement provides that neither MMLC nor GS BDC may solicit proposals relating to alternative transactions, or, subject to certain exceptions, initiate or participate in discussions or negotiations regarding, or provide information with respect to, any proposal for an alternative transaction. However, each of the MMLC Board and the GS BDC Board may, subject to certain conditions, change its recommendation to the applicable stockholders or, on payment of a termination fee of approximately $20.5 million for GS BDC and $27.8 million for MMLC, terminate the Merger Agreement and enter into an agreement with respect to, in the case of MMLC, a “MMLC Superior Proposal” or, in the case of GS BDC, a “GS BDC Superior Proposal” (each as defined in the Merger Agreement) if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel and on the recommendation of the applicable Special Committee, that the failure to take such action would be reasonably likely to breach its fiduciary duty under applicable law (taking into account any changes to the Merger Agreement proposed by GS BDC or MMLC, as applicable).

Consummation of the Merger, which is currently anticipated to occur during the first half of calendar year 2020, is subject to certain closing conditions, including (a) GS BDC stockholder approval of each of (i) the Merger Agreement, (ii) the Amended and Restated GS BDC Charter, (iii) the issuance of shares of GS BDC Common Stock pursuant to the Merger Agreement, and (iv) the amendment and restatement of the investment management agreement between GS BDC and GSAM, and (b) MMLC stockholder approval of each of (i) the Merger Agreement and (ii) the Amended and Restated GS BDC Charter, and (c) certain other closing conditions.

15. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were issued. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On February 7, 2020, the Company delivered a capital drawdown notice to its investors relating to the sale of 3,282,464 shares of common stock for an aggregate offering price of $61,806. The shares were issued on February 24, 2020. The Company has no remaining undrawn capital commitments.

On February 25, 2020, the Company entered into a third amendment to the Truist Revolving Credit Facility to, among other things, extend the commitment termination date and final maturity date to March 11, 2021 and March 11, 2022, respectively.

On February 27, 2020, the Board of Directors declared a distribution of $0.43 per share payable on April 30, 2020 to stockholders of record as of March 16, 2020.

Goldman Sachs Middle Market Lending Corp. — Tax Information (unaudited)

During the year ended December 31, 2019, the Company designated 97.34% of its distributions from net investment income as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

EX-2.1

ANNEX A

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

among

GOLDMAN SACHS BDC, INC.,

EVERGREEN MERGER SUB INC.,

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

and

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Dated as of June 11, 2020

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of June 11, 2020 (this “Agreement”), among Goldman Sachs BDC, Inc., a Delaware corporation (“GSBD”), Goldman Sachs Middle Market Lending Corp., a Delaware corporation (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and wholly-owned direct Consolidated Subsidiary of GSBD (“Merger Sub”) and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (“GSAM”).

RECITALS

A. Each of GSBD and MMLC has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act, and GSAM is the investment adviser of each of GSBD and MMLC;

B. WHEREAS, GSBD, MMLC, Merger Sub and GSAM previously entered into that certain Agreement and Plan of Merger, dated as of December 9, 2019 (the “Original Merger Agreement”), and, pursuant to Section 9.5 of the Original Merger Agreement, the parties desire to amend and restate the Original Merger Agreement in its entirety;

C. Upon the terms and subject to the conditions set forth in this Agreement, GSBD, MMLC and Merger Sub intend to merge Merger Sub with and into MMLC (the “Merger”), with MMLC as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”).

D. Immediately after the Merger and the Terminations, the Surviving Company shall merge with and into GSBD (the “Second Merger” and, together with the Merger, the “Mergers”), with GSBD as the surviving company in the Second Merger.

E. The Board of Directors of GSBD (the “GSBD Board”), upon the recommendation of a committee of the GSBD Board comprised solely of the Independent Directors of GSBD (the “GSBD Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of GSBD and the Unaffiliated GSBD Stockholders and (y) the interests of GSBD’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement and the Transactions, (iii) approved the proposed issuance of GSBD Common Stock in connection with the Merger (the “GSBD Stock Issuance”) and the amendment and restatement of the GSBD Charter in the form of the Amended and Restated GSBD Charter (the “GSBD Charter Amendment”) (the matters referred to in this clause (iii) together with the adoption of this Agreement, the “GSBD Matters”), (iv) directed that the adoption of this Agreement and the approval of the other GSBD Matters be submitted to GSBD’s stockholders at the GSBD Stockholders Meeting and (v) resolved to recommend that the stockholders of GSBD adopt this Agreement and approve the other GSBD Matters.

F. The Board of Directors of MMLC (the “MMLC Board”), on the recommendation of a committee of the MMLC Board comprised solely of the Independent Directors of MMLC (the “MMLC Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of MMLC and the Unaffiliated MMLC Stockholders and (y) the interests of MMLC’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement and the Transactions, (iii) directed that the adoption of this Agreement and the other MMLC Matters be submitted to MMLC’s stockholders at the MMLC Stockholders Meeting and (iv) resolved to recommend that the stockholders of MMLC adopt this Agreement and the other MMLC Matters.

G. The Board of Directors of Merger Sub has unanimously (i) determined that this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Transactions and (iii) resolved to recommend the adoption of this Agreement by GSBD, in GSBD’s capacity as the sole stockholder of Merger Sub.

H. The parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code.

I. The parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGERS

1.1 The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law (the “DGCL”), at the Effective Time, Merger Sub shall merge with and into MMLC, and the separate corporate existence of the Merger Sub shall cease. MMLC shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Delaware.

1.2 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3 Effective Time. The Merger shall become effective as set forth in the certificate of merger (the “Certificate of Merger”) that MMLC shall file with the Secretary of State of the State of Delaware (“DE SOS”) on the Closing Date. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the Certificate of Merger.

1.4 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the DGCL.

1.5 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of GSBD, MMLC or Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company.

(b) All shares of common stock, par value $0.001 per share, of MMLC (the “MMLC Common Stock”) issued and outstanding immediately prior to the Effective Time that are owned by GSBD or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist, and no shares of common stock, par value $0.001 per share, of GSBD (the “GSBD Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each share of MMLC Common Stock issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of GSBD Common Stock equal to the Exchange Ratio (the “Merger Consideration”).

(d) All of the shares of MMLC Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each such share of MMLC Common Stock, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger Consideration, cash in lieu of fractional shares into which such shares of MMLC Common Stock have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b).

(e) The Exchange Ratio shall be appropriately adjusted if, between the Determination Date and the Effective Time, the respective outstanding shares of MMLC Common Stock or GSBD Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period, as permitted by this Agreement. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(f) Each share of GSBD Common Stock outstanding immediately prior to the Effective Time shall remain outstanding as a share of GSBD Common Stock.

1.6 Termination of Certain Contractual Obligations. After the Effective Time and immediately prior to the Second Merger, the MMLC Advisory Agreement, the MMLC Administration Agreement and the MMLC Trademark License Agreement shall be automatically terminated and of no further force and effect (the “Terminations”).

1.7 The Second Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the DGCL, at the Second Effective Time, the Surviving Company shall merge with and into GSBD and the separate corporate existence of the Surviving Company shall cease. GSBD shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Delaware. The Second Merger shall become effective as set forth in the certificate of merger (the “Second Certificate of Merger”) that GSBD shall file with the DE SOS on the Closing Date (the “Second Effective Time”), it being understood that the GSBD and the Surviving Company shall cause the Second Effective Time to occur immediately following the Terminations. At and after the Second Effective Time, the Second Merger shall have the effects set forth in the DGCL.

(b) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of GSBD or the Surviving Company or the holder of any of the following securities:

(i) Each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall be cancelled and shall cease to exist, and no consideration shall be exchanged therefor.

(ii) Each share of GSBD Common Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as a share of GSBD Common Stock.

1.8 Certificate of Incorporation and Bylaws.

(a) The certificate of incorporation of MMLC shall be amended and restated in the form of the certificate of incorporation of Merger Sub as of the Effective Time, and the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company as of the Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such certificate of incorporation and bylaws, as applicable.

(b) At the Second Effective Time, by virtue of the Second Merger, the certificate of incorporation of GSBD shall be amended and restated in its entirety to be in the form of the Amended and Restated GSBD Charter, until thereafter amended in accordance with applicable Law and the terms of such certificate of incorporation. The bylaws of GSBD as in effect immediately prior to the Second Effective Time shall be the bylaws of GSBD, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such bylaws.

1.9 Directors and Officers. Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Subject to applicable Law, the directors and officers of GSBD immediately prior to the Effective Time shall be the directors and officers of GSBD immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Notwithstanding the foregoing, upon the consummation of the Second Merger, (i) the GSBD Board will expand the GSBD Board to eight (8) directors and will appoint the members of the MMLC Board as of the date hereof who are also members of the MMLC Board as of the Closing Date to the GSBD Board (the “Designated Directors”), and (ii) the Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GSBD Board.

ARTICLE II

MERGER CONSIDERATION

2.1 Delivery of Evidence of GSBD Common Stock. As soon as reasonably practicable after the Effective Time, GSBD shall issue and deposit with its transfer agent evidence of book-entry shares representing GSBD Common Stock issuable as Merger Consideration pursuant to Section 1.5(c).

2.2 Fractional Shares. Each holder of MMLC Common Stock converted pursuant to the Merger that would otherwise have been entitled to receive a fraction of a share of GSBD Common Stock pursuant to Section 1.5(c) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of GSBD Common Stock multiplied by (ii) the volume-weighted average trading price of a share of GSBD Common Stock on the New York Stock Exchange (the “NYSE”) for the five (5) consecutive Trading Days ending on the third (3rd) Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by GSBD that is reasonably acceptable to MMLC). For purposes of this Section 2.2, all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.

2.3 Paying and Exchange Agent. Prior to the Effective Time, GSBD shall appoint GSBD’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of GSBD and MMLC. Following the Effective Time, GSBD shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.2. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

2.4 Delivery of Merger Consideration.

(a) Each holder of record of shares of MMLC Common Stock (other than the Cancelled Shares) in book-entry form that were converted into the right to receive the Merger Consideration pursuant to Section 1.5(c) and any cash in lieu of fractional shares of GSBD Common Stock to be issued or paid in consideration therefor pursuant to Section 2.2 and any dividends and other distributions pursuant to Section 2.4(b), shall be entitled to receive, as soon as reasonably practicable after the Effective Time, the Merger Consideration and any cash in lieu of fractional shares of GSBD Common Stock to be issued or paid in consideration therefor pursuant to Section 2.2 and, after the applicable payment date, any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(b). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.

(b) Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Effective Time, the record holder of shares (other than Cancelled Shares) of MMLC Common Stock at the Effective Time shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of GSBD Common Stock represented by such shares of MMLC Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of GSBD Common Stock represented by such shares of MMLC Common Stock with a record date after the Effective Time (but before the issuance of GSBD Common Stock issuable with respect to such shares of MMLC Common Stock) and with a payment date subsequent to the issuance of GSBD Common Stock issuable with respect to such shares of MMLC Common Stock.

2.5 No Further Ownership Rights. All Merger Consideration paid by GSBD in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to MMLC Common Stock in respect of which such Merger Consideration was paid. From and after the Effective Time, the stock transfer books of MMLC shall be closed, and there shall be no further transfers on the stock transfer books of MMLC of the shares of MMLC Common Stock that were issued and outstanding immediately prior to the Effective Time.

2.6 Net Asset Value Calculation.

(a) GSBD shall deliver to MMLC a calculation of the net asset value of GSBD as of a date mutually agreed between MMLC and GSBD, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by GSBD in preparing the calculation of the net asset value of GSBD (with an accrual for any cash dividend declared by GSBD and not yet paid) (the “Closing GSBD Net Asset Value”); provided that GSBD shall update the calculation of the Closing GSBD Net Asset Value in the event that there is a material change to the Closing GSBD Net Asset Value prior to the Closing (including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing GSBD Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the GSBD Board, including the GSBD Special Committee, shall be required to approve, and GSAM shall certify in writing to MMLC, the calculation of the Closing GSBD Net Asset Value.

(b) MMLC shall deliver to GSBD a calculation of the net asset value of MMLC as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by MMLC in preparing the calculation of the net asset value of MMLC (with an accrual for any cash dividend declared by MMLC and not yet paid) (the “Closing MMLC Net Asset Value”); provided that MMLC shall update the calculation of the Closing MMLC Net Asset Value in the event there is a material change to the Closing MMLC Net Asset Value prior to the Closing (including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing MMLC Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the MMLC Board, including the MMLC Special Committee, shall be required to approve, and GSAM shall certify in writing to GSBD, the calculation of the Closing MMLC Net Asset Value.

(c) In connection with preparing the calculations provided pursuant to this Section 2.6, each of GSBD and MMLC shall use the portfolio valuation methods approved by the GSBD Board or the MMLC Board, as applicable, for valuing the securities and other assets of GSBD or MMLC, as applicable, as of March 31, 2020, unless otherwise agreed by each of the GSBD Board and the MMLC Board.

(d) GSAM agrees to give each of MMLC and GSBD and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.6 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individual remains employed by GSAM or its Affiliates.

2.7 Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to stockholders of MMLC as of the first anniversary of the Effective Time may be paid to GSBD, upon GSBD’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of MMLC who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of GSBD Common Stock shall thereafter look only to GSBD with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of MMLC, GSBD, the Surviving Company, Merger Sub, the Paying and Exchange Agent or any other Person shall be liable to any former holder of shares of MMLC Common Stock for any amount delivered in good faith pursuant to applicable abandoned property, escheat or similar Laws.

2.8 Withholding Rights. GSBD or the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of MMLC Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF MMLC

Except with respect to matters that have been Previously Disclosed, MMLC hereby represents and warrants to GSBD that:

3.1 Corporate Organization.

(a) MMLC is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. MMLC has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC. MMLC has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the certificate of incorporation of MMLC (the “MMLC Charter”) and the Amended and Restated Bylaws of MMLC (the “MMLC Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by MMLC.

(c) Each Consolidated Subsidiary of MMLC (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC.

3.2 Capitalization.

(a) The authorized capital stock of MMLC consists of (i) 200,000,000 shares of MMLC Common Stock, of which 53,844,947 were outstanding as of the close of business on June 8, 2020 (the “MMLC Capitalization Date”) and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share, none of which were outstanding as of the close of business on the MMLC Capitalization Date. All of the issued and outstanding shares of MMLC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to MMLC attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of MMLC may vote (“Voting Debt”) is issued or outstanding. As of the MMLC Capitalization Date, except pursuant to the MMLC Subscription Agreements or as otherwise set forth on Section 3.2 of the MMLC Disclosure Schedule, MMLC does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of MMLC Common Stock, Voting Debt or any other equity securities of MMLC or any securities representing the right to purchase or otherwise receive any shares of MMLC Common Stock, Voting Debt or other equity securities of MMLC. There are no obligations of MMLC or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of MMLC, Voting Debt or any equity security of MMLC or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of MMLC or its Consolidated Subsidiaries or (ii) pursuant to which MMLC or any of its Consolidated Subsidiaries is or could be required to register shares of MMLC’s capital stock or other securities under the Securities Act. All of the MMLC Common Stock sold has been sold pursuant to private placements exempt from the registration requirements of the Securities Act and in accordance with the Investment Company Act and, if applicable, state “blue sky” Laws.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of MMLC are owned by MMLC, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of MMLC has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

3.3 Authority; No Violation.

(a) MMLC has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The MMLC Board (on the recommendation of the MMLC Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of MMLC and the Unaffiliated MMLC Stockholders and (B) the interests of MMLC’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement and the Transactions, (iii) directed that the adoption of this Agreement be submitted to

MMLC’s stockholders for approval at a duly held meeting of such stockholders (the “MMLC Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of MMLC adopt this Agreement (such recommendation, the “MMLC Board Recommendation”). Except for receipt of the MMLC Requisite Vote, the execution and delivery of this Agreement and the consummation of the Mergers and the other Transactions have been authorized by all necessary corporate action on the part of MMLC. This Agreement has been duly and validly executed and delivered by MMLC and (assuming due authorization, execution and delivery by MMLC and Merger Sub) constitutes the valid and binding obligation of MMLC, enforceable against MMLC in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).

(b) Except as otherwise set forth on Section 3.3(b) of the MMLC Disclosure Schedule, neither the execution and delivery of this Agreement by MMLC, nor the consummation by MMLC of the Transactions, nor performance of this Agreement by MMLC, will (i) violate any provision of the MMLC Charter or the MMLC Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to MMLC or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of MMLC or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which MMLC or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC.

3.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by MMLC of the Mergers and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the GSBD Stockholders Meeting and the MMLC Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Certificate of Merger with and the acceptance for record of the Certificate of Merger by the DE SOS in respect of the Merger, (iii) the filing of the Second Certificate of Merger with and the acceptance for the record of the Second Certificate of Merger by the DE SOS in respect of the Second Merger, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of GSBD Common Stock pursuant to this Agreement and approval of listing of such GSBD Common Stock on the NYSE, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC.

3.5 Reports.

(a) MMLC has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2017 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “MMLC SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries taken as a whole. No MMLC SEC

Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To MMLC’s knowledge, all MMLC SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of MMLC is required to make any filing with the SEC.

(b) Neither MMLC nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to MMLC’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of MMLC or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has MMLC or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of MMLC, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) MMLC has made available to GSBD all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of MMLC (i) there are no unresolved comments from the SEC with respect to the MMLC SEC Reports or any SEC examination of MMLC and (ii) none of the MMLC SEC Reports is subject to any ongoing review by the SEC.

3.6 MMLC Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of MMLC and its Consolidated Subsidiaries included (or incorporated by reference) in the MMLC SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of MMLC and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to MMLC’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. PricewaterhouseCoopers LLP (“PwC”) has not resigned, threatened resignation or been dismissed as MMLC’s independent public accountant as a result of or in connection with any disagreements with MMLC on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of MMLC as of December 31, 2019 included in the audited financial statements set forth in MMLC’s annual report on Form 10-K for the year ended December 31, 2019 (the “MMLC Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2019, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the MMLC SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC, neither MMLC nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the MMLC Balance Sheet in accordance with GAAP.

(c) Neither MMLC nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated

Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, MMLC and its Consolidated Subsidiaries in the MMLC SEC Reports.

(d) Since the Applicable Date, (i) neither MMLC nor any of its Consolidated Subsidiaries nor, to the knowledge of MMLC, any director, officer, auditor, accountant or representative of MMLC or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of MMLC or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that MMLC or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing MMLC or any of its Consolidated Subsidiaries, whether or not employed by MMLC or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by MMLC or any of its directors, officers or agents to the MMLC Board or any committee thereof or to any director or officer of MMLC.

(e) Neither MMLC nor any of its Consolidated Subsidiaries is a party to any off-balance sheet arrangement with respect to MMLC (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).

(f) To MMLC’s knowledge, since the Applicable Date, PwC, which has expressed its opinion with respect to the financial statements of MMLC and its Consolidated Subsidiaries included in the MMLC SEC Reports (including the related notes), has been (i) “independent” with respect to MMLC and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of MMLC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and MMLC is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) MMLC has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by MMLC in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to MMLC’s management as appropriate to allow timely decisions regarding required disclosure and to allow MMLC’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) MMLC’s management, with the participation of MMLC’s principal executive and financial officers, has completed an assessment of the effectiveness of MMLC’s internal controls over financial reporting for the fiscal year ended December 31, 2019 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that MMLC maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019, using the framework specified in MMLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the MMLC Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of MMLC’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for MMLC’s auditors any material weaknesses in internal controls; and

(iv) provided to GSBD true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the MMLC Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to GSBD true, complete and correct copies of any such disclosures that are made after the date hereof.

(i) The fair value of MMLC’s investments as of December 31, 2019 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the MMLC Board.

(j) To MMLC’s knowledge, there is no fraud or suspected fraud affecting MMLC involving management of MMLC or employees of GSAM who have significant roles in MMLC’s internal control over financial reporting, when such fraud could have a material effect on MMLC’s consolidated financial statements.

3.7 Broker’s Fees. Neither MMLC nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Morgan Stanley & Co. LLC pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to GSBD.

3.8 Absence of Changes or Events. Since December 31, 2019, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of MMLC and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of GSBD under Section 6.1 or 6.2.

3.9 Compliance with Applicable Law; Permits. Except as otherwise set forth on Section 3.9 of the MMLC Disclosure Schedule,

(a) MMLC and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC. MMLC has not received any written or, to MMLC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole. MMLC is, and was, fully qualified to sell shares of MMLC Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC.

(b) MMLC is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC.

(c) MMLC has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for MMLC, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the MMLC Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole.

(d) MMLC and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit MMLC and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole. MMLC has not received any written or, to MMLC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of MMLC has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of MMLC, threatened that would result in any such disqualification.

(f) The minute books and other similar records of MMLC contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of MMLC, the MMLC Board and any committees of the MMLC Board.

3.10 MMLC Information. None of the information supplied or to be supplied by MMLC for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of MMLC or stockholders of GSBD or at the time of the MMLC Stockholders Meeting or the GSBD Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by MMLC with respect to information supplied by GSBD, Merger Sub or GSAM for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.11 Taxes and Tax Returns.

(a) Goldman Sachs Middle Market Lending LLC (“MMLC LLC”) was formed on June 13, 2016. Effective January 30, 2017, MMLC LLC converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs Middle Market Lending Corp., which, by operation of law, is deemed for purposes of Delaware law the same entity as MMLC LLC. Each of MMLC LLC, MMLC and each of their respective Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of MMLC LLC, MMLC or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon MMLC LLC, MMLC or any of its Consolidated Subsidiaries for which MMLC does not have reserves that are adequate under GAAP. Neither MMLC nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among MMLC and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither MMLC nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither MMLC nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by MMLC or any of its Consolidated Subsidiaries. Neither MMLC LLC, MMLC nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If MMLC LLC, MMLC or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) At all times prior to its conversion to a Delaware corporation on January 30, 2017 (the “Conversion”), MMLC LLC was classified as a disregarded entity or partnership for U.S. federal, state and local income tax purposes. In connection with the Conversion, MMLC LLC (or a direct or indirect owner of MMLC LLC’s equity, as the case may be) made a timely filed election pursuant to Section 337 of the Code and the applicable Treasury Regulations to cause built-in gain to be recognized in respect of MMLC LLC property attributable to a member of MMLC LLC that was taxable as a corporation (or, on a look-through basis, has direct or indirect owners that are so taxable).

(c) MMLC made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). MMLC has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2017 and expects to continue to so qualify through the Effective Time. No challenge to MMLC’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of MMLC ending on or before the Effective Time, MMLC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by MMLC after the date of this Agreement has been timely paid).

(d) Prior to the Effective Time, MMLC shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Determination Date, MMLC shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.

(e) MMLC and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(f) MMLC is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(g) MMLC has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(h) MMLC is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(i) No claim has been made in writing by a taxing authority in a jurisdiction where MMLC or any of its Consolidated Subsidiaries does not file Tax Returns that MMLC or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(j) Neither MMLC nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(k) Neither MMLC nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(l) Neither MMLC nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than MMLC LLC, MMLC and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(m) Neither MMLC nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is MMLC or any of its Consolidated Subsidiaries).

(n) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of MMLC or any of its Consolidated Subsidiaries.

3.12 Litigation. There are no material Proceedings pending or, to MMLC’s knowledge, threatened against MMLC or any of its Consolidated Subsidiaries. There is no Order binding upon MMLC or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole.

3.13 Employee Matters. Neither MMLC nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.14 Certain Contracts.

(a) MMLC has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to GSBD of, all Contracts (collectively, the “MMLC Material Contracts”) to which, as of the date hereof, MMLC or any of its Consolidated Subsidiaries is a party, or by which MMLC or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of MMLC, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to MMLC or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of MMLC or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by MMLC or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of MMLC or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole);

(iv) any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to MMLC and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of MMLC and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that MMLC and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the MMLC SEC Reports;

(vii) any Contract that obligates MMLC or any of its Consolidated Subsidiaries to conduct any business that is material to MMLC and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate GSBD, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis; or

(viii) any Contract with a Governmental Entity.

(b) Each MMLC Material Contract is (x) valid and binding on MMLC or its applicable Consolidated Subsidiary and, to MMLC’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole. The MMLC Advisory Agreement has been approved by the MMLC Board and stockholders of MMLC in accordance with Section 15 of the Investment Company Act. Neither MMLC nor any of its Consolidated Subsidiaries nor, to MMLC’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any MMLC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC. No MMLC Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to MMLC or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any MMLC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole.

3.15 Insurance Coverage. All material insurance policies maintained by MMLC or any of its Consolidated Subsidiaries and that name MMLC or any of its Consolidated Subsidiaries as an insured (each, a “MMLC Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each MMLC Insurance Policy have been paid. Neither MMLC nor any of its Consolidated Subsidiaries has received written notice of cancellation of any MMLC Insurance Policy.

3.16 Intellectual Property. MMLC and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of MMLC and its Consolidated Subsidiaries taken as a whole (hereinafter, “MMLC Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC. No claims are pending for which MMLC has received written notice or, to the knowledge of MMLC, threatened (i) that MMLC or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any MMLC Intellectual Property Right is invalid or unenforceable. To the knowledge of MMLC, no Person is infringing, misappropriating or using without authorization the rights of MMLC or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to MMLC and its Consolidated Subsidiaries, taken as a whole.

3.17 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to MMLC:

(a) there are no Proceedings of any kind, pending or, to the knowledge of MMLC, threatened, against MMLC or any of its Consolidated Subsidiaries, arising under any Environmental Law;

(b) there are no Orders by or with any Governmental Entity, imposing any liability or obligation on MMLC or any of its Consolidated Subsidiaries under or in respect of any Environmental Law

(c) there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by MMLC or any of its Consolidated Subsidiaries during the period of MMLC’s or its Consolidated Subsidiary’s ownership or lease; and

(d) none of MMLC nor any of its Consolidated Subsidiaries has entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by MMLC or any of its Consolidated Subsidiaries.

3.18 Real Property. Neither MMLC nor any of its Consolidated Subsidiaries owns or leases any real property.

3.19 Investment Assets. Each of MMLC and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of MMLC or its Consolidated Subsidiaries under the credit facilities which have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by MMLC that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of MMLC’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

3.20 State Takeover Laws. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.21 Appraisal Rights. In accordance with Section 262 of the DGCL, no appraisal rights shall be available to holders of MMLC Common Stock in connection with the Transactions.

3.22 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by MMLC that is used in connection with the computations made by MMLC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the MMLC Board as of March 31, 2020 and set forth in MMLC’s compliance policies and procedures, and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement. The value of all assets owned by MMLC other than investment assets that are used in connection with the computations made by MMLC pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations provided by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the MMLC Board as of March 31, 2020.

3.23 Opinion of Financial Advisor. The MMLC Special Committee has received the opinion of Morgan Stanley & Co. LLC, financial advisor to the MMLC Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio was fair, from a financial point of view, to the Unaffiliated MMLC Stockholders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF GSBD

Except with respect to matters that have been Previously Disclosed, GSBD hereby represents and warrants to MMLC that:

4.1 Corporate Organization.

(a) GSBD is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. Each of GSBD and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD. GSBD has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the form of Certificate of Incorporation of GSBD (the “GSBD Charter”) and the form of Bylaws of GSBD (the “GSBD Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by GSBD.

(c) Each Consolidated Subsidiary of GSBD (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD.

4.2 Capitalization.

(a) The authorized capital stock of GSBD consists of (i) 200,000,000 shares of GSBD Common Stock, of which 40,401,637 were outstanding as of the close of business on June 8, 2020 (the “GSBD Capitalization Date”) and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share, none of which were outstanding as of the close of business on the GSBD Capitalization Date. All of the issued and outstanding shares of GSBD Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to GSBD attaching to the ownership thereof. All of the shares of GSBD Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to GSBD attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of GSBD may vote (“GSBD Voting Debt”) is issued or outstanding. As of the GSBD Capitalization Date, except pursuant to GSBD’s distribution reinvestment plan or as otherwise set forth on Section 4.2 of the GSBD Disclosure Schedule, GSBD does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of GSBD Common Stock, GSBD Voting Debt or any other equity securities of GSBD or any securities representing the right to purchase or otherwise receive any shares of GSBD Common Stock, GSBD Voting Debt or other equity securities of GSBD. There are no obligations of GSBD or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of GSBD, GSBD Voting Debt or any equity security of GSBD or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, GSBD Voting Debt or any other equity security of GSBD or its Consolidated Subsidiaries or (ii) pursuant to which GSBD or any of its Consolidated Subsidiaries is or could be required to register shares of GSBD capital stock or other securities under the Securities Act. All of GSBD Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act and, if applicable, state “blue sky” Laws.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of GSBD are owned by GSBD, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of GSBD has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

4.3 Authority; No Violation.

(a) Each of GSBD and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The GSBD Board (on the recommendation of the GSBD Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of GSBD and the Unaffiliated GSBD Stockholders and (B) the interests of GSBD’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved and declared advisable this Agreement and the Transactions, (iii) approved the other GSBD Matters, (iv) directed that the adoption of this Agreement and the approval of the other GSBD Matters be submitted to GSBD’s stockholders at a duly held meeting of such stockholders (the “GSBD Stockholders Meeting”) and (v) resolved to recommend that the stockholders of GSBD adopt this Agreement and approve the other GSBD Matters (such recommendation, the “GSBD Board Recommendation”). The Board of Directors of Merger Sub has unanimously determined that this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of Merger Sub and its sole stockholder, approved and declared advisable this Agreement and the Transactions and resolved to recommend the adoption of this Agreement by GSBD, in GSBD’s capacity as the sole stockholder of Merger Sub. Except for receipt of the GSBD Requisite Vote and the adoption of this Agreement by GSBD, as the sole stockholder of Merger Sub (which adoption shall occur promptly following the execution of this Agreement), the Mergers and the Transactions have been authorized by all necessary corporate action on the part of GSBD and Merger Sub. This Agreement has been duly and validly executed and delivered by GSBD and Merger Sub and (assuming due authorization, execution and delivery by GSBD) constitutes the valid and binding obligation of each of GSBD and Merger Sub, enforceable against each of GSBD and Merger Sub in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

(b) Except as otherwise set forth on Section 4.3(b) of the GSBD Disclosure Schedule, neither the execution and delivery of this Agreement by GSBD or Merger Sub, nor the consummation by GSBD or Merger Sub of the Transactions, nor performance of this Agreement by GSBD or Merger Sub, will (i) violate any provision of the GSBD Charter, the GSBD Bylaws or the bylaws or charter of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to GSBD or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of GSBD or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which GSBD or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD.

4.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by GSBD or Merger Sub of the Mergers and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Certificate of Merger with and the acceptance for record of the Certificate of Merger by the DE SOS in respect of the Merger, (iii) the filing with, and the acceptance for record of each such filing by, the DE SOS of (a) the Amended and Restated GSBD Charter and (b) the Second Certificate of Merger in respect of the Second Merger (iv) any notices or filings under the HSR Act, (v) such filings and approvals, if any, as are required to be made or obtained under the securities or

“blue sky” Laws of various states in connection with the issuance of the shares of GSBD Common Stock pursuant to this Agreement and approval of listing of such GSBD Common Stock on the NYSE, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD.

4.5 Reports.

(a) Except as otherwise set forth on Section 4.5(a) of the GSBD Disclosure Schedule, GSBD has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “GSBD SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries taken as a whole. To GSBD’s knowledge, no GSBD SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To GSBD’s knowledge, all GSBD SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of GSBD is required to make any filing with the SEC.

(b) Neither GSBD nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to GSBD’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of GSBD or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has GSBD or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of GSBD, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) GSBD has made available to MMLC all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of GSBD, (i) there are no unresolved comments from the SEC with respect to the GSBD SEC Reports or any SEC examination of GSBD and (ii) none of the GSBD SEC Reports is subject to any ongoing review by the SEC.

4.6 GSBD Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of GSBD and its Consolidated Subsidiaries included (or incorporated by reference) in the GSBD SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of GSBD and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to GSBD’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. PwC has not resigned, threatened resignation or been dismissed as GSBD’s independent public accountant as a result of or in connection with any disagreements with GSBD on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of GSBD as of December 31, 2019 included in the audited financial statements set forth in GSBD’s annual report on Form 10-K for the year ended December 31, 2019 (the “GSBD Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2019, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the GSBD SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD, neither GSBD nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the GSBD Balance Sheet in accordance with GAAP.

(c) Neither GSBD nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of GSBD and its Consolidated Subsidiaries in the GSBD SEC Reports.

(d) Since the Applicable Date, (i) neither GSBD nor any of its Consolidated Subsidiaries nor, to the knowledge of GSBD, any director, officer, auditor, accountant or representative of GSBD or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of GSBD or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that GSBD or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing GSBD or any of its Consolidated Subsidiaries, whether or not employed by GSBD or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by GSBD or any of its officers, directors or agents to the GSBD Board or any committee thereof or to any director or officer of GSBD.

(e) Neither GSBD nor any of its Consolidated Subsidiaries is a party to any off-balance sheet arrangement with respect to GSBD (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).

(f) To GSBD’s knowledge, since the Applicable Date, PwC, which has expressed its opinion with respect to the financial statements of GSBD and its Consolidated Subsidiaries included in the GSBD SEC Reports (including the related notes), has been (i) “independent” with respect to GSBD and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of GSBD have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and GSBD is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) GSBD has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by GSBD in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to

GSBD’s management as appropriate to allow timely decisions regarding required disclosure and to allow GSBD’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) GSBD’s management, with the participation of GSBD’s principal executive and financial officers, has completed an assessment of the effectiveness of GSBD’s internal controls over financial reporting for the fiscal year ended December 31, 2019 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that GSBD maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019, using the framework specified in GSBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the GSBD Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of GSBD’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for GSBD’s auditors any material weaknesses in internal controls; and

(iv) provided to MMLC true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the GSBD Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to MMLC true, complete and correct copies of any such disclosures that are made after the date hereof.

(i) The fair value of GSBD’s investments as of December 31, 2019 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the GSBD Board.

(j) To GSBD’s knowledge, there is no fraud or suspected fraud affecting GSBD involving management of GSBD or employees of GSAM who have significant roles in GSBD’s internal control over financial reporting, when such fraud could have a material effect on GSBD’s consolidated financial statements.

4.7 Broker’s Fees. Neither GSBD nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to BofA Securities, Inc. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to MMLC.

4.8 Absence of Changes or Events. Except as otherwise set forth on Section 4.8 of the GSBD Disclosure Schedule, since December 31, 2019, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of GSBD and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a

Material Adverse Effect with respect to GSBD and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of MMLC under Section 6.1 or Section 6.2.

4.9 Compliance with Applicable Law; Permits. Except as otherwise set forth on Section 4.9 of the GSBD Disclosure Schedule,

(a) GSBD and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD. GSBD has not received any written or, to GSBD’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole. GSBD has operated in compliance with all listing standards of the NYSE since GSBD Common Stock began trading on the NYSE on March 23, 2015 other than as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole. GSBD is not subject to any “stop order” and is, and was, fully qualified to sell shares of GSBD Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD.

(b) GSBD is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD.

(c) GSBD has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for GSBD, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the GSBD Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole.

(d) GSBD and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit GSBD and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole. GSBD has not received any written or, to GSBD’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of GSBD has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of GSBD, threatened that would result in any such disqualification.

(f) The minute books and other similar records of GSBD contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of GSBD, the GSBD Board and any committees of the GSBD Board.

4.10 GSBD Information. None of the information supplied or to be supplied by GSBD for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of MMLC or stockholders of GSBD or at the time of the MMLC Stockholders Meeting or the GSBD Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by GSBD with respect to information supplied by MMLC or GSAM for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.11 Taxes and Tax Returns.

(a) GSBD and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of GSBD or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon GSBD or any of its Consolidated Subsidiaries for which GSBD does not have reserves that are adequate under GAAP. Neither GSBD nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among GSBD and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither GSBD nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither GSBD nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by GSBD or any of its Consolidated Subsidiaries. Neither GSBD nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If GSBD or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) GSBD made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. GSBD has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2013 and expects to continue to so qualify through the Effective Time. No challenge to GSBD’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the GSBD ending before the Effective Time, GSBD has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) GSBD and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) GSBD is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) GSBD has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) GSBD is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where GSBD or any of its Consolidated Subsidiaries does not file Tax Returns that GSBD or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the GSBD nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither GSBD nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither GSBD nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than GSBD and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither GSBD nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is GSBD or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of GSBD or any of its Consolidated Subsidiaries.

4.12 Litigation. There are no material Proceedings pending or, to GSBD’s knowledge, threatened against GSBD or any of its Consolidated Subsidiaries. There is no Order binding upon GSBD or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole.

4.13 Employee Matters. Neither GSBD nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.14 Certain Contracts.

(a) GSBD has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to MMLC of, all Contracts (collectively, the “GSBD Material Contracts”) to which, as of the date hereof, GSBD or any of its Consolidated Subsidiaries is a party, or by which GSBD or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of GSBD, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to GSBD or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of GSBD or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by GSBD or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of GSBD or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the GSBD SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to GSBD and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of GSBD and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that GSBD and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the GSBD SEC Reports;

(vii) any Contract that obligates GSBD or any of its Consolidated Subsidiaries to conduct any business that is material to GSBD and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or

(viii) any Contract with a Governmental Entity.

(b) Each GSBD Material Contract is (x) valid and binding on GSBD or its applicable Consolidated Subsidiary and, to GSBD’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole. The investment management agreement between GSBD and GSAM in effect as of the date of this Agreement has been approved by the GSBD Board and stockholders of GSBD in accordance with Section 15 of the Investment Company Act. Neither GSBD nor any of its Consolidated Subsidiaries nor, to GSBD’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any GSBD Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD. No GSBD Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to GSBD or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any GSBD Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole.

4.15 Insurance Coverage. All material insurance policies maintained by GSBD or any of its Consolidated Subsidiaries and that name GSBD or any of its Consolidated Subsidiaries as an insured (each, a “GSBD Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each GSBD Insurance Policy have been paid. Neither GSBD nor any of its Consolidated Subsidiaries has received written notice of cancellation of any GSBD Insurance Policy.

4.16 Intellectual Property. GSBD and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of GSBD and its Consolidated Subsidiaries taken as a whole (hereinafter, “GSBD Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD. No claims are pending for which GSBD has received written notice or, to the knowledge of GSBD, threatened (i) that GSBD or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any GSBD Intellectual Property Right is invalid or unenforceable. To the knowledge of GSBD, no Person is infringing, misappropriating or using without authorization the rights of GSBD or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to GSBD and its Consolidated Subsidiaries, taken as a whole.

4.17 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GSBD:

(a) there are no Proceedings of any kind, pending or, to the knowledge of GSBD, threatened, against GSBD or any of its Consolidated Subsidiaries, arising under any Environmental Law;

(b) there are no Orders by or with any Governmental Entity, imposing any liability or obligation on GSBD or any of its Consolidated Subsidiaries under or in respect of any Environmental Law;

(c) there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by GSBD or any of its Consolidated Subsidiaries during the period of GSBD’s or its Consolidated Subsidiary’s ownership or lease; and

(d) none of GSBD nor any of its Consolidated Subsidiaries has entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by GSBD or any of its Consolidated Subsidiaries.

4.18 Real Property. Neither GSBD nor any of its Consolidated Subsidiaries owns or leases any real property.

4.19 Investment Assets. Each of GSBD and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of GSBD or its Consolidated Subsidiaries under the credit facilities which have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by GSBD that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of GSBD’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

4.20 State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.21 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by GSBD that is used in connection with the computations made by GSBD pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the GSBD Board as of March 31, 2020 and set forth in GSBD’s compliance policies and procedures, and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement. The value of all assets owned by GSBD other than investment assets that are used in connection with the computations made by GSBD pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations provided by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the GSBD Board as of March 31, 2020.

4.22 Opinion of Financial Advisor. The GSBD Special Committee has received the opinion of BofA Securities, Inc., financial advisor to the GSBD Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Merger Consideration is fair, from a financial point of view, to GSBD.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF GSAM

Except with respect to matters set forth in the GSAM Disclosure Schedule, GSAM hereby represents and warrants to GSBD and MMLC that:

5.1 Organization. GSAM is a limited partnership organized and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. GSAM has the requisite limited partnership power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC.

5.2 Authority; No Violation.

(a) GSAM has all requisite limited partnership power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the general partner of GSAM. This Agreement has been duly and validly executed and delivered by GSAM and (assuming due authorization, execution and delivery by GSBD, MMLC and Merger Sub) constitutes the valid and binding obligation of GSAM, enforceable against GSAM in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by GSAM, nor the consummation of the Transactions, nor performance of this Agreement by GSAM, will (i) violate any provision of the certificate of limited partnership of GSAM or the limited partnership agreement of GSAM or (ii) (A) violate any Law or Order applicable to GSAM or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of GSAM under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which GSAM is a party or by which its properties or assets is bound except, with respect to clause (ii), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by GSAM, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC.

5.3 Compliance with Applicable Law; Permits. Except as otherwise set forth on Section 5.3 of the GSAM Disclosure Schedule,

(a) GSAM is, and at all times required by the Investment Advisers Act when GSAM has been the investment adviser to MMLC or GSBD has been, duly registered as an investment adviser under the Investment Advisers Act. GSAM is, and at all times required by applicable Law (other than the Investment Advisers Act) when GSAM has been the investment adviser to MMLC or GSBD has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect on GSBD or MMLC.

(b) GSAM is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws with regard to its management of each of GSBD and MMLC, including, if and to the extent applicable, the Investment Advisers Act, Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC. GSAM has not received any written or, to GSAM’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws with regard to its management of each of GSBD and MMLC, which non-compliance would, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC.

(c) GSAM holds and is in compliance with all Permits required in order to permit GSAM to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC. GSAM has not received any written or, to GSAM’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to prevent

GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC.

(d) GSAM has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to GSBD and MMLC) and, during the period prior to the date of this Agreement that GSAM has been the investment adviser to MMLC or GSBD, GSAM has been in compliance with such policies and procedures with regard to its management of GSBD and MMLC, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to MMLC and its Consolidated Subsidiaries, taken as a whole, or GSBD and its Consolidated Subsidiaries, taken as a whole.

(e) During the period prior to the date of this Agreement that it has been the investment adviser to MMLC or GSBD, there has been no material adverse change in the operations, affairs or regulatory status of GSAM.

5.4 Litigation. There are no Proceedings pending or, to GSAM’s knowledge, threatened against GSAM, except as would not reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC. There is no Order binding upon GSAM other than such Orders as would not, individually or in the aggregate, reasonably be expected to prevent GSAM from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to GSBD or MMLC.

5.5 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by MMLC that is used in connection with the computations made by GSAM on behalf of MMLC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the MMLC Board as of March 31, 2020 and set forth in MMLC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by MMLC other than investment assets that are used in connection with the computations made by GSAM on behalf of MMLC pursuant to Section 2.6 will be determined in accordance with GAAP. The Closing MMLC Net Asset Value presented by GSAM to the MMLC Board will reflect GSAM’s assessment of the fair value of any portfolio securities of MMLC for which market quotations are not readily available. No procedural differences exist with respect to the underlying methodologies and conventions used by GSBD, MMLC and the third-party valuation agents to value the assets of GSBD and MMLC, respectively. Except as may be mutually agreed by the parties, the value of each investment asset owned by GSBD that is used in connection with the computations made by GSAM on behalf of GSBD pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the GSBD Board as of March 31, 2020 and set forth in GSBD’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by GSBD other than investment assets that are used in connection with the computations made by GSAM on behalf of GSBD pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations provided by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the GSBD Board as of March 31, 2020.

5.6 GSAM Information. None of the information supplied or to be supplied by GSAM for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of GSBD or stockholders of MMLC or at the time of the GSBD Stockholders Meeting or the MMLC Stockholders

Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by GSAM with respect to information supplied by GSBD, MMLC or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.7 Financial Resources. GSAM has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.

5.8 GSBD and MMLC Representations and Warranties. To the knowledge of GSAM, as of the date hereof, the representations and warranties made by MMLC in Article III and the representations and warranties made by GSBD in Article IV are true and correct in all material respects.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1 Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement (including MMLC’s right to make the Approved Distribution) or with the prior written consent of the other parties hereto, which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of MMLC and GSBD shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business consistent with past practice and each of GSBD’s and MMLC’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2 Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the MMLC Disclosure Schedule or the GSBD Disclosure Schedule, as applicable, neither MMLC nor GSBD shall, and neither shall permit any of its respective Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of GSBD or MMLC, as applicable (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to such party’s distribution reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any such party’s Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) Other than the Approved Distribution, (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and such party’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for such party to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, as reasonably determined by such party, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of such party to such party or another direct or indirect wholly owned Consolidated Subsidiary of such party or (D) a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of such party or any of its Consolidated Subsidiaries.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed.

(e) Amend the MMLC Charter, the MMLC Bylaws, the GSBD Charter, the GSBD Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.

(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude MMLC from declaring or paying any Tax Dividend on or before the Closing Date.

(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.

(j) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(k) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify or not be subject to tax as a RIC.

(m) Enter into any new line of business other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed (it being understood that this prohibition does not apply to any portfolio companies in which such party or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in such party’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(n) Other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed, enter into any Contract that would otherwise constitute a MMLC Material Contract or GSBD Material Contract, as applicable, had it been entered into prior to the date of this Agreement.

(o) Other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any MMLC Material Contract or GSBD Material Contract.

(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, GSBD, MMLC, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(q) Other than in the ordinary course of business and consistent with such party’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of such party or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material Indebtedness.

(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate such party or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such party or any of its Consolidated Subsidiaries.

(s) Agree to take, make any commitment to take, or adopt any resolutions of the MMLC Board or the GSBD Board, as applicable, authorizing, any of the actions prohibited by this Section 6.2.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1 Reasonable Best Efforts.

(a) Subject to the right of GSBD to take any action that constitutes a GSBD Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, and the right of MMLC to take any action that constitutes a MMLC Adverse Recommendation Change as expressly permitted pursuant to Section 7.8, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.

(b) In furtherance (but not in limitation) of the foregoing, each of MMLC and GSBD shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, GSBD and MMLC shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to GSBD or MMLC, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. MMLC, on the one hand, and GSBD, on the other hand, shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(c) The parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary for :

(i) GSBD to maintain (or expand) the Existing GSBD Credit Facility, such that it will provide for sufficient additional debt capacity to permit GSBD to incur additional indebtedness thereunder to pay off in full the Existing MMLC Credit Facility at Closing (the “GSBD Credit Facility Increase”), and (ii) the Existing MMLC Credit Facility to be repaid in full at Closing utilizing indebtedness incurred under the GSBD Credit Facility Increase.

7.2 Regulatory Matters.

(a) MMLC and GSBD shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. Each of MMLC and GSBD shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. GSBD and MMLC shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed or delivered to their respective stockholders upon such effectiveness. GSBD shall also use its reasonable best efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to carry out the Transactions, if any, and MMLC shall use reasonable best efforts to furnish all information concerning MMLC and the holders of MMLC Common Stock as may be reasonably requested by GSBD in connection with any such action.

(b) Each of MMLC and GSBD shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of MMLC, GSBD or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Mergers and the other Transactions. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of MMLC and GSBD shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3 Stockholder Approval.

(a) Notwithstanding anything to the contrary in Section 7.7, unless the GSBD Board has withdrawn the GSBD Board Recommendation in compliance with Section 7.7, GSBD shall submit to its stockholders this Agreement and the other GSBD Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of such obligation, GSBD shall take, in accordance with applicable Law and the GSBD Charter and the GSBD Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the GSBD Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the adoption of this Agreement and the approval of the other GSBD Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the GSBD Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of MMLC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Unless the GSBD Board has withdrawn the GSBD Board Recommendation in compliance with

Section 7.7, GSBD shall use reasonable best efforts to obtain from GSBD’s stockholders the GSBD Requisite Vote, including, subject to Section 7.7, by providing to GSBD’s stockholders the GSBD Board Recommendation of the GSBD Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of MMLC, postponing or adjourning the GSBD Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that GSBD shall not postpone or adjourn the GSBD Stockholders Meeting for any other reason without the prior written consent of MMLC (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to GSBD’s right to terminate this Agreement pursuant to Section 9.1, GSBD’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its stockholders the GSBD Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to GSBD, its Representatives or its stockholders of any Takeover Proposal (including any GSBD Superior Proposal), or (ii) GSBD effecting a Takeover Approval or delivering a Notice of a GSBD Superior Proposal.

(b) Notwithstanding anything to the contrary in Section 7.8, unless the MMLC Board has withdrawn the MMLC Board Recommendation in compliance with Section 7.8, MMLC shall submit to its stockholders this Agreement and the other MMLC Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of such obligation, MMLC shall take, in accordance with applicable Law and the MMLC Charter and the MMLC Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the MMLC Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the adoption of this Agreement and the approval of the other MMLC Matters on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the MMLC Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of GSBD (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Unless the MMLC Board has withdrawn the MMLC Board Recommendation in compliance with Section 7.8, MMLC shall use reasonable best efforts to obtain from MMLC’s stockholders the MMLC Requisite Vote, including, subject to Section 7.8, providing to MMLC’s stockholders the MMLC Board Recommendation of the approval of the MMLC Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of GSBD, postponing or adjourning the MMLC Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that MMLC shall not postpone or adjourn the MMLC Stockholders Meeting for any other reason without the prior written consent of GSBD (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to MMLC’s right to terminate this Agreement pursuant to Section 9.1, MMLC’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its stockholders the MMLC Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to MMLC, its Representatives or its stockholders of any Takeover Proposal (including any MMLC Superior Proposal), or (ii) MMLC effecting a Takeover Approval or delivering a Notice of a MMLC Superior Proposal.

7.4 NYSE Listing. GSBD shall use reasonable best efforts to cause the shares of GSBD Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on the NYSE, subject to official notice of issuance, at or prior to the Effective Time.

7.5 Indemnification; Directors’ and Officers’ Insurance.

(a) Following the Effective Time, GSBD shall, to the fullest extent permitted under applicable Law, defend and hold harmless and advance expenses to the present and former directors and officers of MMLC or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) GSBD shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) GSBD and the applicable Indemnified Parties shall cooperate in the defense of such matter.

(b) Unless MMLC and GSBD shall otherwise agree, prior to the Effective Time, MMLC shall, and, if MMLC is unable to, GSBD shall, cause the Surviving Company or its successor, effective as of the Effective Time, to obtain and fully pay the premium for a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of MMLC’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of six years from and after the Effective Time (the “Tail Period”) with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, MMLC’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (the “Current D&O Insurance”). If MMLC and the Surviving Company or its successor for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Company or its successor shall, and GSBD shall cause the Surviving Company or its successor to, continue to maintain in effect for the Tail Period the Current D&O Insurance in place as of the date of this Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current D&O Insurance, or the Surviving Company or its successor shall, and GSBD shall cause the Surviving Company or its successor to, purchase comparable insurance for the Tail Period; provided, that in no event shall the annual cost of such insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by MMLC for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving Company or its successor shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) Any Indemnified Party wishing to claim indemnification under Section 7.5(a), upon learning of any Proceeding described above, shall promptly notify GSBD in writing; provided that the failure to so notify shall not affect the obligations of GSBD under Section 7.5(a) unless GSBD is materially prejudiced as a consequence.

(d) If GSBD or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each such case, GSBD shall cause proper provision to be made so that the successors and assigns of GSBD shall assume the obligations set forth in this Section 7.5.

(e) The provisions of this Section 7.5 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.6 No Solicitation.

(a) Each of GSBD and MMLC shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to GSBD or MMLC, as applicable) of all confidential information previously furnished to any Person (other than GSBD, MMLC or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.7 in the case of GSBD and Section 7.8 in the case of MMLC, each of GSBD and MMLC shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Mergers or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than MMLC, GSBD or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than MMLC, GSBD or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by applicable fiduciary duties, waiver or release under any standstill or any similar agreement with respect to equity securities of GSBD or MMLC; provided however, that notwithstanding the foregoing, each party (A) may inform Persons of the provisions contained in this Section 7.6, and (B) shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of GSBD or MMLC in order to allow such third party to confidentially submit a Takeover Proposal.

(b) Each of GSBD and MMLC shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by GSBD or MMLC or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of GSBD and MMLC agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by GSBD or MMLC and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.7 GSBD Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the GSBD Stockholders Meeting: (i) GSBD receives a bona fide unsolicited Takeover Proposal (under circumstances in which GSBD has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the GSBD Special Committee shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of GSBD under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a GSBD Superior Proposal; and (iii) GSBD gives MMLC at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and GSBD’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.7(a), GSBD may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if GSBD (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides MMLC a copy of all such information that has not previously been delivered to MMLC simultaneously with delivery to such Person (or such Person’s Representatives and Affiliates); and

(ii) after fulfilling its obligations under Section 7.7(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

If on or after the date of this Agreement and at any time prior to the GSBD Stockholders Meeting, the GSBD Special Committee shall have determined, by a majority of its members, after consultation with its outside legal counsel that failure to do so would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of GSBD under applicable Law as a result of a GSBD Superior Proposal, GSBD may (A) withdraw or qualify (or modify or amend in a manner adverse to MMLC), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to MMLC), the GSBD Board Recommendation and/or (B) take any action or make any statement, filing or release, in connection with the GSBD Stockholders Meeting or otherwise, inconsistent with the GSBD Board Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “GSBD Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a GSBD Superior Proposal, GSBD shall promptly provide (and in any event within twenty-four (24) hours of such determination) to MMLC a written notice (a “Notice of a GSBD Superior Proposal”) (i) advising MMLC that the GSBD Board has received a GSBD Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such GSBD Superior Proposal, including the amount per share or other consideration that the stockholders of GSBD will receive in connection with the GSBD Superior Proposal and including a copy of all written materials provided to or by GSBD in connection with such GSBD Superior Proposal (unless previously provided to MMLC) and (iii) identifying the Person making such GSBD Superior Proposal. GSBD shall cooperate and negotiate in good faith with MMLC (to the extent MMLC desires to negotiate) during the five (5) calendar day period following MMLC’s receipt of the Notice of a GSBD Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such GSBD Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable GSBD to determine that such GSBD Superior Proposal is no longer a GSBD Superior Proposal and proceed with a GSBD Board Recommendation without a GSBD Adverse Recommendation Change. If thereafter the GSBD Special Committee determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such GSBD Superior Proposal remains a GSBD Superior Proposal or the failure to make such GSBD Adverse Recommendation Change would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of GSBD under applicable Law, and GSBD has complied in all material respects with Section 7.7(a) above, GSBD may terminate this Agreement pursuant to Section 9.1(d)(iii).

(c) Other than as permitted by Section 7.7(a), neither GSBD nor the GSBD Board shall make any GSBD Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no GSBD Adverse Recommendation Change shall change the approval of the GSBD Matters or any other approval of the GSBD Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) GSBD shall provide MMLC with prompt written notice of any meeting of the GSBD Board at which the GSBD Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by MMLC reasonably in advance of such meeting).

(e) Other than in connection with a Takeover Proposal with respect to GSBD, nothing in this Agreement shall prohibit or restrict the GSBD Board from taking any action described in clause (A) of the definition of GSBD Adverse Recommendation Change in response to an Intervening Event (a “GSBD Intervening Event Recommendation Change”) if (A) prior to effecting any such GSBD Intervening Event Recommendation Change, GSBD promptly notifies MMLC, in writing, at least five (5) Business Days (the “GSBD Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a GSBD Adverse Recommendation Change or a GSBD Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) GSBD shall, and shall cause its Representatives to, during the GSBD Intervening Event Notice Period, negotiate with MMLC in good faith (to the extent MMLC desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the GSBD Board to make a GSBD Intervening Event Recommendation Change, and (C) the GSBD Special Committee determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a GSBD Intervening Event Recommendation Change, after taking into account any adjustments made by MMLC during the GSBD Intervening Event Notice Period, would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of GSBD under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit GSBD from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to GSBD’s stockholders if, after consultation with its outside legal counsel, GSBD determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a GSBD Adverse Recommendation Change unless the GSBD Board expressly publicly reaffirms the GSBD Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by MMLC.

7.8 MMLC Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the MMLC Stockholders Meeting: (i) MMLC receives a bona fide unsolicited Takeover Proposal (under circumstances in which MMLC has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the MMLC Special Committee shall have determined in good faith, after consultation with its outside legal counsel and financial advisor that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of MMLC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a MMLC Superior Proposal; and (iii) MMLC gives GSBD at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and MMLC’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.8(a), MMLC may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if MMLC (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides GSBD a copy of all such information that has not previously been delivered to GSBD simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii) after fulfilling its obligations under Section 7.8(b) below, effect a Takeover Approval.

If on or after the date of this Agreement and at any time prior to the MMLC Stockholders Meeting, the MMLC Special Committee shall have determined, by a majority of its members, after consultation with its outside legal counsel, that failure to do so would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of MMLC under applicable Law as a result of a MMLC Superior Proposal, MMLC may (A) withdraw or qualify (or modify or amend in a manner adverse to GSBD), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to GSBD), the MMLC Board Recommendation and/or (B) take any action or make any statement, filing or release, in connection with the MMLC Stockholders Meeting or otherwise, inconsistent with the MMLC Board Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “MMLC Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a MMLC Superior Proposal, MMLC shall promptly provide (and in any event within twenty-four (24) hours of such determination) to GSBD a written notice (a “Notice of a MMLC Superior Proposal”) (i) advising GSBD that the MMLC Board has received a MMLC Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such MMLC Superior Proposal, including the amount per share or other consideration that the stockholders of MMLC will receive in connection with the MMLC Superior Proposal and including a copy of all written materials provided to or by MMLC in connection with such MMLC Superior Proposal (unless previously provided to GSBD) and (iii) identifying the Person making such MMLC Superior Proposal. MMLC shall cooperate and negotiate in good faith with GSBD (to the extent GSBD desires to negotiate) during the five (5) calendar day period following GSBD’s receipt of the Notice of a MMLC Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such MMLC Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable MMLC to determine that such MMLC Superior Proposal is no longer a MMLC Superior Proposal and proceed with a MMLC Board Recommendation without a MMLC Adverse Recommendation Change. If thereafter the MMLC Special Committee determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such MMLC Superior Proposal remains a MMLC Superior Proposal or the failure to make such MMLC Adverse Recommendation Change would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of MMLC under applicable Law, and MMLC has complied in all material respects with Section 7.8(a) above, MMLC may terminate this Agreement pursuant to Section 9.1(c)(iii).

(c) Other than as permitted by Section 7.8(a), neither MMLC nor the MMLC Board shall make any MMLC Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no MMLC Adverse Recommendation Change shall change the approval of the MMLC Matters or any other approval of the MMLC Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) MMLC shall provide GSBD with prompt written notice of any meeting of the MMLC Board at which the MMLC Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by GSBD reasonably in advance of such meeting).

(e) Other than in connection with a Takeover Proposal with respect to MMLC, nothing in this Agreement shall prohibit or restrict the MMLC Board from taking any action described in clause (A) of the definition of MMLC Adverse Recommendation Change in response to an Intervening Event (a “MMLC Intervening Event Recommendation Change”) if (A) prior to effecting any such MMLC Intervening Event Recommendation Change, MMLC promptly notifies GSBD, in writing, at least five (5) Business Days (the “MMLC Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a MMLC Adverse Recommendation Change or a MMLC Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) MMLC shall, and shall cause its Representatives to, during the MMLC Intervening Event Notice Period, negotiate with GSBD in good faith (to the extent GSBD desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the MMLC Special Committee to make a MMLC Intervening Event Recommendation Change, and

(C) the MMLC Special Committee determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a MMLC Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by GSBD during the MMLC Intervening Event Notice Period, would be reasonably likely to be a breach of the fiduciary duties applicable to the directors of MMLC under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit MMLC from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to MMLC’s stockholders if, after consultation with its outside legal counsel, MMLC determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a MMLC Adverse Recommendation Change unless the MMLC Board expressly publicly reaffirms the MMLC Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by GSBD.

7.9 Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of GSBD and MMLC shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require GSBD or MMLC, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either GSBD or MMLC may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.

7.10 Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of MMLC, GSBD and GSAM. Thereafter, so long as this Agreement is in effect, MMLC, GSBD and GSAM each shall consult with the others before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law or the rules and regulations of the NYSE and, to the extent practicable, before such press release or disclosure is issued or made, MMLC, GSBD or GSAM, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such disclosure; provided, that each of MMLC, GSBD or GSAM may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.10.

7.11 Takeover Statutes and Provisions. Neither MMLC nor GSBD will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of MMLC and GSBD shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.12 Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of MMLC and GSBD shall execute and deliver to Dechert LLP and Eversheds Sutherland (US) LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(f) and 8.3(e)) in form and substance as set forth in Exhibits B and C.

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) GSBD shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of MMLC take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause GSBD to fail to qualify as a RIC, and (ii) MMLC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of GSBD, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause MMLC to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of GSBD, MMLC and Merger Sub shall use its reasonable best efforts to cause the Mergers to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of GSBD, MMLC and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. GSBD shall use its best efforts to obtain the tax opinion described in Section 8.3(e) and MMLC shall use its best efforts to obtain the tax opinion described in Section 8.2(f).

7.13 Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by GSBD’s stockholders or MMLC’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of GSBD and MMLC (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

7.14 Section 16 Matters. Prior to the Effective Time, each of the GSBD Board and the MMLC Board shall take all such steps as may be required to cause any dispositions of MMLC Common Stock (including derivative securities with respect to MMLC Common Stock) or acquisitions of GSBD Common Stock (including derivative securities with respect to GSBD Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to GSBD or will become subject to such reporting requirements with respect to MMLC, in each case, to be exempt pursuant to Rule 16b-3.

7.15 No Other Representations or Warranties. The parties hereto acknowledge and agree that, except for the representations and warranties of MMLC in Article III, representations and warranties of GSBD in Article IV and the representations and warranties of GSAM in Article V, none of GSAM, GSBD, MMLC or any of GSBD’s or MMLC’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes any representation or warranty, express or implied.

7.16 Coordination of Dividends. MMLC and GSBD shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither MMLC nor GSBD shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:

(a) Stockholder Approvals. (i) The GSBD Requisite Vote shall have been obtained, and (ii) the MMLC Requisite Vote shall have been obtained.

(b) NYSE Listing. The shares of GSBD Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.

(c) Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.

(d) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(e) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act). Each of the approvals listed on Section 8.1(e) of the GSBD Disclosure Schedule and Section 8.1(e) of the MMLC Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.

(f) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Merger or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

(g) Net Asset Value Determinations. The determination of both the Closing GSBD Net Asset Value and the Closing MMLC Net Asset Value shall have been completed in accordance with Section 2.6.

(h) Financing. (i) The GSBD Credit Facility Increase shall be in full force and effect as of the Closing, and (ii) the Existing MMLC Credit Facility shall be repaid in full at Closing utilizing indebtedness under the GSBD Credit Facility Increase.

8.2 Conditions to Obligations of GSBD and Merger Sub to Effect the Merger. The obligations of GSBD and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by GSBD, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of MMLC. (i) The representations and warranties of MMLC set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of MMLC set forth in Section 3.8(iii) shall be true and correct in all respects as of the date of this

Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of MMLC set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.20 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of MMLC set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of MMLC are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of MMLC to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to MMLC. GSBD shall have received a certificate signed on behalf of MMLC by the Chief Executive Officer or the Chief Financial Officer of MMLC to the effect that the conditions set forth in this Section 8.2(a) have been satisfied.

(b) Representations and Warranties of GSAM. The representations and warranties of GSAM set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(b) shall be deemed to have been satisfied even if any such representations and warranties of GSAM are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of GSAM to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GSBD. GSBD shall have received a certificate signed on behalf of GSAM by an authorized officer of GSAM to the effect that the conditions set forth in this Section 8.2(b) have been satisfied.

(c) Performance of Obligations of MMLC. MMLC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. GSBD shall have received a certificate signed on behalf of MMLC by the Chief Executive Officer or the Chief Financial Officer of MMLC to such effect.

(d) Absence of MMLC Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of MMLC.

(e) FIRPTA Certificate. MMLC shall have delivered within 30 days prior to the Closing Date a duly executed certificate stating that MMLC is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.

(f) Federal Tax Opinion. GSBD shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of MMLC and GSBD, in form and substance as set forth in Exhibits B and C. If counsel for GSBD will not render such an opinion, counsel for MMLC reasonably acceptable to GSBD may render such opinion to GSBD in form and substance reasonably satisfactory to GSBD.

8.3 Conditions to Obligations of MMLC to Effect the Merger. The obligation of MMLC to effect the Merger is also subject to the satisfaction or waiver by MMLC, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of GSBD. (i) The representations and warranties of GSBD set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of GSBD and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of GSBD and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of GSBD and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of GSBD and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of GSBD and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GSBD. MMLC shall have received a certificate signed on behalf of GSBD by the Chief Executive Officer or the Chief Financial Officer of GSBD and Merger Sub to the effect that the conditions set forth in this Section 8.3(a) have been satisfied.

(b) Representations and Warranties of GSAM. The representations and warranties of GSAM set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(b) shall be deemed to have been satisfied even if any such representations and warranties of GSAM are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of GSAM to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to MMLC. MMLC shall have received a certificate signed on behalf of GSAM by an authorized officer of GSAM to the effect that the conditions set forth in this Section 8.3(b) have been satisfied.

(c) Performance of Obligations of GSBD and Merger Sub. Each of GSBD and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. MMLC shall have received a certificate signed on behalf of GSBD and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of GSBD to such effect.

(d) Absence of GSBD Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of GSBD.

(e) Federal Tax Opinion. MMLC shall have received the opinion of its counsel, Eversheds Sutherland (US) LLP, in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of MMLC and GSBD, in form and substance as set forth in Exhibits B and C. If counsel for MMLC will not render such an opinion, counsel for GSBD reasonably acceptable to MMLC may render such opinion to MMLC in form and substance reasonably satisfactory to MMLC.

8.4 Frustration of Closing Conditions. None of MMLC, Merger Sub or GSBD may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the Transactions.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the GSBD Requisite Vote has been obtained or the MMLC Requisite Vote has been obtained:

(a) by mutual consent of GSBD and MMLC in a written instrument authorized by each of the GSBD Board (on the recommendation of the GSBD Special Committee) and the MMLC Board (on the recommendation of the MMLC Special Committee);

(b) by either GSBD or MMLC, if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the Merger shall not have been consummated on or before February 24, 2021 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

(iii) the stockholders of GSBD shall have failed to adopt this Agreement or to approve any of the other GSBD Matters by the GSBD Requisite Vote at a duly held meeting of GSBD’s stockholders or at any adjournment or postponement thereof at which the adoption of this Agreement and the approval of the GSBD Matters has been voted upon; or

(iv) the stockholders of MMLC shall have failed to adopt this Agreement or to approve any of the other MMLC Matters by the MMLC Requisite Vote at a duly held meeting of MMLC’s stockholders or at any adjournment or postponement thereof at which the adoption of this Agreement and the approval of the MMLC Matters have been voted upon; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by MMLC, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of GSBD or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.3(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by MMLC to GSBD (provided that MMLC is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);

(ii) prior to obtaining the GSBD Requisite Vote (A) a GSBD Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) GSBD shall have failed to include in the Joint Proxy Statement/Prospectus the GSBD Board Recommendation, (C) a Takeover Proposal is publicly announced and GSBD fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the GSBD Board Recommendation, or (D) a tender or exchange offer relating to any shares of GSBD Common Stock shall have been commenced by a third party and GSBD shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the GSBD Board recommends rejection of such tender or exchange offer; or

(iii) at any time prior to obtaining the MMLC Requisite Vote, (A) MMLC is not in material breach of any of the terms of this Agreement and (B) the MMLC Board, upon the recommendation of the MMLC Special Committee, authorizes MMLC, subject to complying with the terms of this Agreement (including Section 7.8(b)), to enter into, and MMLC enters into, a definitive Contract with respect to a MMLC Superior Proposal.

(d) by GSBD, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of MMLC, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by GSBD to MMLC (provided that GSBD is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);

(ii) prior to obtaining the MMLC Requisite Vote (A) a MMLC Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) MMLC shall have failed to include in the Joint Proxy Statement/Prospectus the MMLC Board Recommendation, (C) a Takeover Proposal is publicly announced and MMLC fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the MMLC Board Recommendation or (D) a tender or exchange offer relating to any shares of MMLC Common Stock shall have been commenced by a third party and MMLC shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the MMLC Board recommends rejection of such tender or exchange offer; or

(iii) at any time prior to obtaining the GSBD Requisite Vote, (A) GSBD is not in material breach of any of the terms of this Agreement and (B) the GSBD Board authorizes GSBD, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and GSBD enters into, a definitive Contract with respect to a GSBD Superior Proposal.

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2 Effect of Termination. In the event of termination of this Agreement by either GSBD or MMLC as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of MMLC, Merger Sub, GSBD, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.9(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.3 Fees and Expenses. MMLC and GSBD shall equally bear the (i) costs and expenses of printing and mailing the Registration Statement and all filing and other fees paid to the SEC in connection with the Mergers, and (ii) all filing and other fees in connection with any filing under the HSR Act. Solely in the event the Mergers are consummated, GSAM shall reimburse each of MMLC and GSBD, in each case in an aggregate amount not to exceed $4,000,000, for all fees and expenses incurred and payable by MMLC or on its behalf, on the one hand, or GSBD or on its behalf, on the other hand, in connection with or related to the Mergers, this Agreement and the Transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to MMLC or the MMLC Special Committee, on the one hand, or GSBD or the GSBD Special Committee, on the other hand). In the event the Mergers are not consummated, all fees and expenses referenced in the immediately preceding sentence shall be paid by the party incurring such fees or expenses.

9.4 Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after the MMLC Requisite Vote has been obtained or the GSBD Requisite Vote has been obtained; provided, however, that after the MMLC Requisite Vote has been obtained or the GSBD Requisite Vote has been obtained, as applicable, there may not be, without further approval of the applicable party’s stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.5 Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by the GSBD Board or the MMLC Board (upon the recommendation of the MMLC Special Committee), as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE X

CERTAIN DEFINITIONS

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.

“Amended and Restated GSBD Charter” means the amended and restated GSBD Charter in substantially the form attached hereto as Exhibit E.

“Approved Distribution” means a cash distribution in an amount (not less than zero) equal to (x) $75,000,000 minus (y) the amount of any other distributions by MMLC (including any Tax Dividend) declared since March 31, 2020, which distribution shall be declared by the MMLC Board prior to the Effective Time and with respect to the pre-closing period, provided that, after giving effect to the Approved Distribution MMLC is in compliance with all regulatory requirements and covenants contained in debt agreements to which MMLC is party or subject, and, provided further, that the Approved Distribution will be taken into account when calculating the Closing MMLC Net Asset Value.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in The City of New York.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Environmental Laws” means applicable Laws regulating, relating to or imposing liability or standards of conduct concerning the use, storage, handling, disposal or release of any Hazardous Substance, as in effect on the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the MMLC Per Share NAV divided by (ii) the GSBD Per Share NAV.

“Existing GSBD Credit Facility” means that certain Senior Secured Revolving Credit Agreement, dated as of September 19, 2013, by and among GSBD, as borrower, the lenders thereto, and SunTrust, as administrative agent, as amended.

“Existing MMLC Credit Facility” means that certain Senior Secured Revolving Credit Agreement, dated as of September 11, 2017, by and among MMLC, as borrower, the lenders thereto, and SunTrust Bank, as administrative agent, as amended.

“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.

“GSBD Per Share NAV” means the quotient of (i) the Closing GSBD Net Asset Value divided by (ii) the number of shares of GSBD Common Stock issued and outstanding as of the Determination Date.

“GSBD Requisite Vote” means, collectively, (i) the affirmative vote of a majority of the outstanding shares of GSBD Common Stock to adopt this Agreement, (ii) the affirmative vote of a majority of the outstanding shares of GSBD Common Stock held by the Unaffiliated GSBD Stockholders to adopt this Agreement, (iii) the affirmative vote of a majority of the outstanding shares of GSBD Common Stock to approve the GSBD Charter Amendment (in the case of clauses (i), (ii) and (iii), at a duly called and held meeting of the GSBD stockholders), and (iv) the affirmative vote of a majority of the votes cast by the holders of outstanding shares of GSBD Common Stock to approve the GSBD Stock Issuance at a duly called and held meeting of the GSBD stockholders at which a quorum is present.

“GSBD Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GSBD or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GSBD or more than 75% of the assets of GSBD on a consolidated basis (a) on terms which the GSBD Board determines in good faith to be superior for the Unaffiliated GSBD Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by MMLC in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the GSBD Board (including a majority of the Independent Directors of GSBD) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Hazardous Substance” means any substance to the extent presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into the in the ordinary course of business.

“Independent Director” means, with respect to MMLC or GSBD, each director who is not an “interested person” of MMLC or GSBD, as the case may be, as defined in the Investment Company Act.

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, MMLC and its Consolidated Subsidiaries, taken as a whole, or GSBD and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the GSBD Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) changes in general economic, social or political conditions or the financial markets in general; or (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means (i) for GSBD, the actual knowledge of its executive officers and directors set forth in Section 9 of GSBD Disclosure Schedule, (ii) for MMLC, the actual knowledge of its executive officers and directors set forth in Section 9 of the MMLC Disclosure Schedule and (iii) for GSAM, the actual knowledge of its executive officers and directors set forth in Section 9 of GSAM Disclosure Schedule.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to MMLC or GSBD, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be, or, in the case of GSBD, any decline in the price of shares of GSBD Common Stock, on the NYSE or trading volume of GSBD Common Stock (provided that the underlying causes of such failure or decline shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.

“MMLC Administration Agreement” means the administration agreement between MMLC and State Street Bank and Trust Company in effect as of the date of this Agreement.

“MMLC Advisory Agreement” means the investment management agreement between MMLC and GSAM in effect as of the date of this Agreement.

“MMLC Matters” means (i) the adoption of this Agreement, (ii) the approval of the Amended and Restated GSBD Charter and (iii) any other matters required to be approved or adopted by the stockholders of MMLC in order to effect the Transactions.

“MMLC Per Share NAV” means the quotient of (i) the Closing MMLC Net Asset Value divided by (ii) the number of shares of MMLC Common Stock issued and outstanding as of the Determination Date.

“MMLC Requisite Vote” means, collectively, (i) the affirmative vote of a majority of the outstanding shares of MMLC Common Stock to adopt this Agreement, (ii) the affirmative vote of a majority of the outstanding shares of MMLC Common Stock held by the Unaffiliated MMLC Stockholders to adopt this Agreement and (iii) the affirmative vote of a majority of the outstanding shares of MMLC Common Stock to approve the GSBD Charter Amendment, in each case at a duly called and held meeting of the MMLC stockholders.

“MMLC Subscription Agreements” means the subscription agreements entered into prior to the date of this Agreement by and between MMLC and investors providing for the private placement of MMLC’s common stock pursuant to capital commitments from investors, true and complete copies of which have been delivered or made available to GSBD.

“MMLC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, MMLC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of MMLC or more than 75% of the assets of MMLC on a consolidated basis (a) on terms which the MMLC Board (upon the recommendation of the MMLC Special Committee) determines in good faith to be superior for the Unaffiliated MMLC Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by GSBD in accordance with Section 7.8), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by MMLC Board (upon the recommendation of the MMLC Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“MMLC Trademark License Agreement” means the license agreement between MMLC and Goldman Sachs & Co. in effect as of the date of this Agreement.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of MMLC or GSBD, as applicable, and is respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of MMLC or GSBD, as applicable.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to GSBD, (A) set forth by GSBD in the GSBD Disclosure Schedule or (B) previously disclosed since the Applicable Date in any GSBD SEC Report, and (ii) with respect to MMLC, (A) set forth by MMLC in the MMLC Disclosure Schedule or (B) previously disclosed since the Applicable Date in any MMLC SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any GSBD SEC Report or MMLC SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than MMLC or GSBD or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving GSBD or MMLC, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of GSBD or MMLC, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, GSBD or in any of GSBD’s Consolidated Subsidiaries or, MMLC or in any of MMLC’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to MMLC’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Trading Day” shall mean a day on which shares of GSBD Common Stock are traded on the NYSE.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

“Unaffiliated GSBD Stockholders” means all of the stockholders of GSBD, excluding GSAM and its Affiliates.

“Unaffiliated MMLC Stockholders” means all of the stockholders of MMLC, excluding GSAM and its Affiliates.

Table of Definitions

Term:	Section:
Agreement	Preamble
Applicable Date	Section 3.5(a)
ASC Topic 820	Section 3.6(i)
Bankruptcy and Equity Exception	Section 3.3(a)
BDC	Recitals
Cancelled Shares	Section 1.5(b)
Certificate of Merger	Section 1.3
Closing	Section 1.2
Closing Date	Section 1.2
Closing GSBD Net Asset Value	Section 2.6(a)
Closing MMLC Net Asset Value	Section 2.6(b)
Code	Recitals
Conversion	Section 3.11(b)
Current D&O Insurance	Section 7.5(b)
DE SOS	Section 1.3
Designated Directors	Section 1.9
Determination Date	Section 2.6(a)
DGCL	Section 1.1
Disclosure Schedule	Section 11.9
DOJ	Section 7.1(a)
Effect	Article X
Effective Time	Section 1.3
Employee Benefit Plans	Section 3.13
Exchange Fund	Section 2.3
FTC	Section 7.1(a)
GAAP	Section 3.6(a)
GSAM	Preamble
GSAM Disclosure Schedule	Section 11.9
GSBD	Preamble
GSBD Adverse Recommendation Change	Section 7.7(a)
GSBD Balance Sheet	Section 4.6(b)
GSBD Board	Recitals
GSBD Board Recommendation	Section 4.3(a)
GSBD Bylaws	Section 4.1(b)
GSBD Capitalization Date	Section 4.2(a)
GSBD Charter	Section 4.1(b)
GSBD Common Stock	Section 1.5(b)
GSBD Credit Facility Increase	Section7.1(c)(i)
GSBD Disclosure Schedule	Section 11.9
GSBD Insurance Policy	Section 4.15
GSBD Intellectual Property Rights	Section 4.16
GSBD Intervening Event Notice Period	Section 7.7(e)
GSBD Intervening Event Recommendation Change	Section 7.7(e)
GSBD Material Contracts	Section 4.14(a)
GSBD SEC Reports	Section 4.5(a)
GSBD Stockholders Meeting	Section 4.3(a)
GSBD Voting Debt	Section 4.2(a)
HSR Act	Section 3.4
Indemnified Liabilities	Section 7.5(a)

Term:	Section:
Indemnified Parties	Section 7.5(a)
Indemnified Party	Section 7.5(a)
Intellectual Property Rights	Section 3.16
IRS	Section 3.11(a)
Joint Proxy Statement/Prospectus	Section 3.4
Merger	Recitals
Merger Consideration	Section 1.5(c)
Merger Sub	Preamble
Mergers	Recitals
MMLC	Preamble
MMLC Adverse Recommendation Change	Section 7.8(a)
MMLC Balance Sheet	Section 3.6(b)
MMLC Board	Recitals
MMLC Board Recommendation	Section 3.3(a)
MMLC Bylaws	Section 3.1(b)
MMLC Capitalization Date	Section 3.2(a)
MMLC Charter	Section 3.1(b)
MMLC Common Stock	Section 1.5(b)
MMLC Disclosure Schedule	Section 11.9
MMLC Insurance Policy	Section 3.15
MMLC Intellectual Property Rights	Section 3.16
MMLC Intervening Event Notice Period	Section 7.8(e)
MMLC Intervening Event Recommendation Change	Section 7.8(e)
MMLC LLC	Section 3.11(a)
MMLC Material Contracts	Section 3.14(a)
MMLC Requisite Vote	Section 3.3(a)
MMLC SEC Reports	Section 3.5(a)
MMLC Stockholders Meeting	Section 3.3(a)
MMLC Subscription Agreements	Article X
Notice of a GSBD Superior Proposal	Section 7.7(b)
Notice of a MMLC Superior Proposal	Section 7.8(b)
NYSE	Section 2.2
Original Merger Agreement	Recitals
Paying and Exchange Agent	Section 2.3
PwC	Section 3.6(a)
Registration Statement	Section 3.4
Representatives	Section 7.6(a)
RIC	Section 3.11(c)
Rights	Section 3.2(a)
Sarbanes-Oxley Act	Section 3.6(g)
Second Merger	Recitals
Surviving Company	Recitals
Tail Period	Section 7.5(b)
Takeover Approval	Section 7.7(a)(ii)
Takeover Statutes	Section 3.20
Termination Date	Section 9.1(b)(ii)
Terminations	Section 1.6
Voting Debt	Section 3.2(a)

ARTICLE XI

GENERAL PROVISIONS

11.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.5 and Section 9.3 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to GSBD or Merger Sub, to:

Goldman Sachs BDC, Inc.

200 West Street

New York, NY 10282

Attention: Chairman of the Board

Facsimile: 212-357-9429

with a copy, which will not constitute notice, to:

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY 10036

Attention: Thomas J. Friedmann, Esq.

                  Eric Siegel, Esq.

Email:       thomas.friedmann@dechert.com

                  eric.siegel@dechert.com

If to MMLC, to:

Goldman Sachs Middle Market Lending Corp.

200 West Street

New York, NY 10282

Attention: Chairman of the Board

Facsimile: 212-357-9429

with a copy, which will not constitute notice, to:

Eversheds Sutherland (US) LLP

700 6th Street NW

Washington, DC 20001

Attention: Cynthia Krus, Esq.

Email:       cynthiakrus@eversheds-sutherland.com

If to GSAM, to:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Jonathan Lamm

Email:       jonathan.lamm@gs.com

with a copy, which will not constitute notice, to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention: David K. Lam, Esq.

Email:       DKLam@wlrk.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3 Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.

11.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the

Transactions shall be brought in the Court of Chancery of the State of Delaware, or if jurisdiction over the matter is vested exclusively in state courts, the state courts in the State of Delaware, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Delaware, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

11.9 Disclosure Schedule. Before entry into this Agreement, MMLC, GSBD and GSAM each delivered to the other party a schedule (the “MMLC Disclosure Schedule”, the “GSBD Disclosure Schedule” and the “GSAM Disclosure Schedule”, respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III or Article IV, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.

11.10 Effectiveness of Amendment and Restatement. This Agreement amends and restates the Original Merger Agreement in its entirety. All amendments to the Original Merger Agreement effected by this Agreement, and all other covenants, agreements, terms and provisions of this Agreement, shall have effect as of the date of this Agreement unless expressly stated otherwise.

[Signature Page Follows]

IN WITNESS WHEREOF, GSBD, MMLC, Merger Sub and GSAM have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

GSBD:

GOLDMAN SACHS BDC, INC.

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Chief Executive Officer and President

MMLC:

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

By:	/s/ Jon Yoder
Name: Jon Yoder
Title: Chief Operating Officer

MERGER SUB:

EVERGREEN MERGER SUB INC.

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Treasurer

GSAM:

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:	/s/ Brendan McGovern
Name: /s/ Brendan McGovern
Title: Managing Director

[Signature Page to Agreement and Plan of Merger]

EXHIBIT E

Form of Amended and Restated GSBD Charter

(See attached.)

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GOLDMAN SACHS BDC, INC.

ARTICLE I

NAME

The name of the Corporation is Goldman Sachs BDC, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware.

ARTICLE IV

CAPITAL STOCK

A. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 201,000,000, which shall be divided into two classes as follows: 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

B. To the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock and the number of shares of the series, as may be permitted by the DGCL. Unless otherwise provided in this Certificate of Incorporation, the powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as otherwise required by law, holders of Preferred Stock shall be entitled to only such voting rights and powers, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock). Notwithstanding anything to the contrary set forth herein or in any certificate of designation relating to any series of Preferred Stock, if one or more series of Preferred Stock is entitled, either separately or together with the holders of one or more other such series, to elect one or more directors, all series of Preferred Stock shall be entitled to participate in the vote to elect such directors, voting as a single class.

C. Each holder of record of Common Stock, as such, shall have one vote for each share of Common Stock which is outstanding in his, her or its name on the books of the Corporation as of the record date for voting on all matters on which stockholders are entitled to vote generally. Except as otherwise required by law, holders of record of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

D. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid ratably on the Common Stock out of the assets of the Corporation which are legally available for this purpose at such times and in such amounts as the Board of Directors in its discretion shall determine.

E. Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

F. The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to the terms of any certificate of designation designating a series of Preferred Stock.

ARTICLE V

AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

A. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, but in addition to any other vote required by applicable law, the following provisions of this Certificate of Incorporation may be amended, altered or repealed, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: this Article V, Article VI, Article VII, Article VIII, and Article IX.

B. In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors, acting by the affirmative vote of directors constituting a majority of the total number of directors, is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, but in addition to any other vote of the holders of any class or series of capital stock of the Corporation required herein or by law, the affirmative vote of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

ARTICLE VI

BOARD OF DIRECTORS

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by a majority of the votes cast by stockholders present in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is required by applicable law, shall, to the fullest extent permitted by law, be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

B. Except as otherwise provided by Section G of this Article VI, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors. Each director shall hold office until the next annual meeting for the election of directors (or, if applicable, the next election of the class of directors for which such director shall have been appointed or elected) and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

C. Concurrent with the first sale of shares of Common Stock by the Corporation to the general public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “IPO”), and the listing of shares of Common Stock on a national securities exchange (the “Listing”), the directors (other than any Additional Preferred Directors (as defined below)) shall be divided into three classes, designated Class I, Class II and Class III, and each class shall consist, as nearly as possible, of one-third of the total number of directors. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the IPO and the Listing; Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO and the Listing; and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO and the Listing. At each succeeding annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of directors so divided into classes is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.

D. Except as otherwise provided by applicable law, including the Investment Company Act, or Section G of this Article VI, any newly created directorship on the Board of Directors that results from an increase in the number of directors, and any vacancy occurring in the Board of Directors that results from the death, resignation, retirement, disqualification or removal of a director or other cause, shall be filled exclusively by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), any such vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting for the election of directors (or, if applicable, the next election of the class of directors for which such director shall have been appointed) and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

E. Following the time at which the Board of Directors is classified pursuant to Section C of this Article VI, any or all of the directors divided into classes may be removed only for cause and only by the affirmative vote of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

F. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

G. During any period when the holders of one or more series of Preferred Stock, due to the occurrence of an event or events, have the special right to elect additional directors who, together with the directors elected by the separate vote of the holders of one or more series of Preferred Stock prior to such event or events, constitute a majority of the total number of directors (the additional directors elected by the separate vote of such holders following such event, the “Additional Preferred Directors”), then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the Additional Preferred Directors so provided for or fixed pursuant to said provisions, and (ii) each such Additional Preferred Director shall serve until the next meeting at which directors are elected and until his or her successor is duly elected and qualified, or until his or her right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Additional Preferred Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate, all such additional directors shall automatically cease to be qualified to serve as directors, and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

ARTICLE VII

LIMITATION ON LIABILITY

A. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Section A of this Article VII, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby. Notwithstanding anything to the contrary set forth in this Section B of this Article VII, any indemnification or payment or reimbursement of expenses made pursuant to this Section B of this Article VII shall be subject to applicable requirements of the Investment Company Act. The provision of indemnification or advancement of expenses to any person entitled thereto under this Section B of this Article VII, or the entitlement of any such person to indemnification or advancement of expenses under this Section B of this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses to such person in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any person seeking indemnification or advancement of expenses and costs may be entitled under the Bylaws or any law, agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE VIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

A. From and after the consummation of the IPO and the Listing, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

B. An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors or a duly authorized committee thereof.

C. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors, the Chairman of the Board of Directors, or the Chief Executive Officer, and may not be called by any other person.

ARTICLE IX

DGCL SECTION 203 AND BUSINESS COMBINATIONS

A. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

B. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

1. prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

2. upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

3. at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

C. For purposes of this Article IX, references to:

1. “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

2. “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

3. “Goldman Direct Transferee” means any person that acquires (other than in a registered public offering) directly from Group Inc., Goldman Sachs Asset Management, L.P., Goldman, Sachs & Co. or any of their other subsidiaries or affiliates (collectively, “Goldman”) or their successors or any “group”, or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act, beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

4. “Goldman Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Goldman Direct Transferee or any other Goldman Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

5. “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section B of this Article IX is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251 (g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

6. “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing Sections B or C of this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

7. “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that “interested stockholder” shall not include (a) Goldman, any Goldman Direct Transferee, any Goldman Indirect Transferee or any of their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided that such person described in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

8. “owner.” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such stock, directly or indirectly; or

(ii) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

9. “person” means any individual, corporation, partnership, unincorporated association or other entity.

10. “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

11. “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE X

TRANSFER RESTRICTIONS

During the Restricted Period (as defined below), a stockholder that acquired shares of Common Stock in connection with the consummation of the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger, dated as of June 11, 2020 (the “Merger Agreement”), by and among the Corporation, Goldman Sachs Middle Market Lending Corp., Evergreen Merger Sub, Inc. and Goldman Sachs Asset Management, L.P., shall not transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge or otherwise dispose of or encumber (collectively, “Transfer”) such shares of Common Stock unless (i) the Board of Directors provides prior written consent permitting such Transfer and (ii) such Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” is 90 days after the filing of this Amended and Restated Certificate of Incorporation (the “Filing Date”) for all of the shares of Common Stock acquired by a stockholder in connection with the Merger Agreement, 180 days after the Filing Date for two-thirds of the shares of Common Stock acquired by a stockholder in connection with the Merger Agreement and 270 days after the Filing Date for one-third of the shares of Common Stock acquired by a stockholder in connection with the Merger Agreement. The Board of Directors may impose certain conditions in connection with granting its consent to a Transfer pursuant to this Article X, and any such consent shall be granted in the sole discretion of the Board of Directors. Any purported Transfer of any shares of Common Stock effected in violation of this Article X shall be void ab initio and shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records. For the avoidance of doubt, the restrictions on Transfer in this Article X shall have no force or effect with regard to any shares of Common Stock acquired by a stockholder prior to the closing of the transactions contemplated by the Merger Agreement.

ARTICLE XI

MISCELLANEOUS

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

* * *

This Amended and Restated Certificate of Incorporation shall become effective on [            ], 2020 at 12:01 a.m. Eastern Daylight Time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the undersigned officer, thereunto duly authorized, on this [    ] day of [            ], 2020.

GOLDMAN SACHS BDC, INC.

By:
Name:
Title:

ANNEX B

AMENDED AND RESTATED GSBD CHARTER

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GOLDMAN SACHS BDC, INC.

ARTICLE I

NAME

The name of the Corporation is Goldman Sachs BDC, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware.

ARTICLE IV

CAPITAL STOCK

A. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 201,000,000, which shall be divided into two classes as follows: 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

B. To the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock and the number of shares of the series, as may be permitted by the DGCL. Unless otherwise provided in this Certificate of Incorporation, the powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as otherwise required by law, holders of Preferred Stock shall be entitled to only such voting rights and powers, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock). Notwithstanding anything to the contrary set forth herein or in any certificate of designation relating to any series of Preferred Stock, if one or more series of Preferred Stock is entitled, either separately or together with the holders of one or more other such series, to elect one or more directors, all series of Preferred Stock shall be entitled to participate in the vote to elect such directors, voting as a single class.

C. Each holder of record of Common Stock, as such, shall have one vote for each share of Common Stock which is outstanding in his, her or its name on the books of the Corporation as of the record date for voting on all matters on which stockholders are entitled to vote generally. Except as otherwise required by law, holders of record of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

D. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid ratably on the Common Stock out of the assets of the Corporation which are legally available for this purpose at such times and in such amounts as the Board of Directors in its discretion shall determine.

E. Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

F. The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to the terms of any certificate of designation designating a series of Preferred Stock.

ARTICLE V

AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

A. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, but in addition to any other vote required by applicable law, the following provisions of this Certificate of Incorporation may be amended, altered or repealed, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: this Article V, Article VI, Article VII, Article VIII, and Article IX.

B. In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors, acting by the affirmative vote of directors constituting a majority of the total number of directors, is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, but in addition to any other vote of the holders of any class or series of capital stock of the Corporation required herein or by law, the affirmative vote of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

ARTICLE VI

BOARD OF DIRECTORS

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by a majority of the votes cast by stockholders present in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is required by applicable law, shall, to the fullest extent permitted by law, be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

B. Except as otherwise provided by Section G of this Article VI, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors. Each director shall hold office until the next annual meeting for the election of directors (or, if applicable, the next election of the class of directors for which such director shall have been appointed or elected) and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

C. Concurrent with the first sale of shares of Common Stock by the Corporation to the general public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “IPO”), and the listing of shares of Common Stock on a national securities exchange (the “Listing”), the directors (other than any Additional Preferred Directors (as defined below)) shall be divided into three classes, designated Class I, Class II and Class III, and each class shall consist, as nearly as possible, of one-third of the total number of directors. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the IPO and the Listing; Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO and the Listing; and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO and the Listing. At each succeeding annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of directors so divided into classes is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.

D. Except as otherwise provided by applicable law, including the Investment Company Act, or Section G of this Article VI, any newly created directorship on the Board of Directors that results from an increase in the number of directors, and any vacancy occurring in the Board of Directors that results from the death, resignation, retirement, disqualification or removal of a director or other cause, shall be filled exclusively by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), any such vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting for the election of directors (or, if applicable, the next election of the class of directors for which such director shall have been appointed) and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

E. Following the time at which the Board of Directors is classified pursuant to Section C of this Article VI, any or all of the directors divided into classes may be removed only for cause and only by the affirmative vote of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

F. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

G. During any period when the holders of one or more series of Preferred Stock, due to the occurrence of an event or events, have the special right to elect additional directors who, together with the directors elected by the separate vote of the holders of one or more series of Preferred Stock prior to such event or events, constitute a majority of the total number of directors (the additional directors elected by the separate vote of such holders following such event, the “Additional Preferred Directors”), then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the Additional Preferred Directors so provided for or fixed pursuant to said provisions, and (ii) each such Additional Preferred Director shall serve until the next meeting at which directors are elected and until his or her successor is duly elected and qualified, or until his or her right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Additional Preferred Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate, all such additional directors shall automatically cease to be qualified to serve as directors, and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

ARTICLE VII

LIMITATION ON LIABILITY

A. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Section A of this Article VII, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby. Notwithstanding anything to the contrary set forth in this Section B of this Article VII, any indemnification or payment or reimbursement of expenses made pursuant to this Section B of this Article VII shall be subject to applicable requirements of the Investment Company Act. The provision of indemnification or advancement of expenses to any person entitled thereto under this Section B of this Article VII, or the entitlement of any such person to indemnification or advancement of expenses under this Section B of this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses to such person in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any person seeking indemnification or advancement of expenses and costs may be entitled under the Bylaws or any law, agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE VIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

A. From and after the consummation of the IPO and the Listing, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

B. An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors or a duly authorized committee thereof.

C. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors, the Chairman of the Board of Directors, or the Chief Executive Officer, and may not be called by any other person.

ARTICLE IX

DGCL SECTION 203 AND BUSINESS COMBINATIONS

A. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

B. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

1. prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

2. upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

3. at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

C. For purposes of this Article IX, references to:

1. “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

2. “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

3. “Goldman Direct Transferee” means any person that acquires (other than in a registered public offering) directly from Group Inc., Goldman Sachs Asset Management, L.P., Goldman, Sachs & Co. or any of their other subsidiaries or affiliates (collectively, “Goldman”) or their successors or any “group”, or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act, beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

4. “Goldman Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Goldman Direct Transferee or any other Goldman Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

5. “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section B of this Article IX is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251 (g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

6. “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing Sections B or C of this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

7. “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that “interested stockholder” shall not include (a) Goldman, any Goldman Direct Transferee, any Goldman Indirect Transferee or any of their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided that such person described in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

8. “owner.” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such stock, directly or indirectly; or

(ii) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

9. “person” means any individual, corporation, partnership, unincorporated association or other entity.

10. “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

11. “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE X

TRANSFER RESTRICTIONS

During the Restricted Period (as defined below), a stockholder that acquired shares of Common Stock in connection with the consummation of the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger, dated as of June 11, 2020 (the “Merger Agreement”), by and among the Corporation, Goldman Sachs Middle Market Lending Corp., Evergreen Merger Sub, Inc. and Goldman Sachs Asset Management, L.P., shall not transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge or otherwise dispose of or encumber (collectively, “Transfer”) such shares of Common Stock unless (i) the Board of Directors provides prior written consent permitting such Transfer and (ii) such Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” is 90 days after the filing of this Amended and Restated Certificate of Incorporation (the “Filing Date”) for all of the shares of Common Stock acquired by a stockholder in connection with the Merger Agreement, 180 days after the Filing Date for two-thirds of the shares of Common Stock acquired by a stockholder in connection with the Merger Agreement and 270 days after the Filing Date for one-third of the shares of Common Stock acquired by a stockholder in connection with the Merger Agreement. The Board of Directors may impose certain conditions in connection with granting its consent to a Transfer pursuant to this Article X, and any such consent shall be granted in the sole discretion of the Board of Directors. Any purported Transfer of any shares of Common Stock effected in violation of this Article X shall be void ab initio and shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records. For the avoidance of doubt, the restrictions on Transfer in this Article X shall have no force or effect with regard to any shares of Common Stock acquired by a stockholder prior to the closing of the transactions contemplated by the Merger Agreement.

ARTICLE XI

MISCELLANEOUS

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

* * *

This Amended and Restated Certificate of Incorporation shall become effective on [                    ], 2020 at 12:01 a.m. Eastern Daylight Time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the undersigned officer, thereunto duly authorized, on this [        ] day of [        ], 2020.

GOLDMAN SACHS BDC, INC.

By:
Name:
Title:

ANNEX C

OPINION OF THE FINANCIAL ADVISOR TO THE MMLC SPECIAL COMMITTEE

1585 Broadway

New York, NY 10036

June 9, 2020

Special Committee of the

Board of Directors

Goldman Sachs Middle Market Lending Corp.

200 West Street

New York, NY 10282

Members of the Special Committee of the Board:

We understand that Goldman Sachs Middle Market Lending Corp. (the “Company”), Goldman Sachs BDC, Inc. (“GSBD”), Evergreen Merger Sub Inc., a wholly-owned subsidiary of GSBD (“Merger Sub”), and Goldman Sachs Asset Management, L.P. (“GSAM”) propose to enter into an Amended and Restated Agreement and Plan of Merger, substantially in the form of the draft dated June 8, 2020 (the “Merger Agreement”), which provides, among other things, for (a) the merger (the “Merger”) of Merger Sub with and into the Company with the Company as the surviving company (the “Surviving Company”) and (b) immediately after the Merger and the Terminations (as defined in the Merger Agreement), the merger of the Surviving Company with and into GSBD (together with the Merger, the “Transaction”). Pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.001 per share (the “Company Common Stock”), of the Company, other than shares held by GSBD or any of its consolidated subsidiaries, will be converted into the right to receive a number (the “Exchange Ratio”) of shares of common stock, par value $0.001 per share (the “GSBD Common Stock”), of GSBD equal to the quotient (rounded to four decimal places) of (i) the MMLC Per Share NAV (as defined in the Merger Agreement) divided by the GSBD Per Share NAV (as defined in the Merger Agreement), in each case measured as of a date selected by the Company and GSBD no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the Merger. We understand that GSAM has estimated (the “September Estimates”) that the MMLC Per Share NAV will be approximately $16.28 as of September 30, 2020, the GSBD Per Share NAV will be approximately $14.18 as of September 30, 2020 and that, based upon the September Estimates, the Exchange Ratio would be 1.1483. The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether, based upon the September Estimates, the Exchange Ratio pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Common Stock (other than GSAM and its affiliates).

For purposes of the opinion set forth herein, we have:

1)	Reviewed certain publicly available financial statements and other business and financial information relating to the Company and GSBD;

2)

Reviewed certain internal financial statements and other financial and operating data concerning the Company and GSBD provided by GSAM on behalf of the Company and GSBD, respectively, and approved for our use by the Special Committee of the Board of Directors of the Company (the “Special Committee”);

3)	Reviewed certain financial projections prepared by GSAM on behalf of the Company and GSBD, respectively, and approved for our use by the Special Committee;

4)

Reviewed information relating to certain strategic, financial and operational benefits anticipated from the Transaction prepared by GSAM on behalf of the Company and GSBD and approved for our use by the Special Committee;

5)

Discussed the past and current operations and financial condition and the prospects of the Company and GSBD, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with representatives of GSAM on behalf of the Company and GSBD;

6)

Performed a net asset value per share, net investment income per share and dividends per share accretion/dilution analysis using financial forecasts and estimates prepared by GSAM and approved for our use by the Special Committee;

7)	Reviewed the reported prices and trading activity for the GSBD Common Stock;

8)

Compared the financial performance of the Company and GSBD and the prices and trading activity of the GSBD Common Stock with that of certain publicly-traded companies comparable with the Company and GSBD, respectively, and GSBD’s securities;

9)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

10)	Participated in certain discussions and negotiations with representatives GSAM on behalf of the Company and GSBD and their financial and legal advisors;

11)	Reviewed a draft, dated June 7, 2020, of the Merger Agreement; and

12)	Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by or on behalf of GSAM, the Company and GSBD, and formed a substantial basis for this opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of GSAM, the Company and GSBD of the future financial performance of the Company and GSBD. In particular, we are not experts in the evaluation of loans and have not reviewed or analyzed any individual loans or the potential performance thereof. In addition, we have assumed that the Transaction will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Transaction will be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended, and that the definitive Merger Agreement will not differ from the draft thereof furnished to us in any respect material to our analysis. Morgan Stanley has assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Transaction. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax and regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of any party to the Transaction, or any class of such persons, including GSAM, whether relative to the Exchange Ratio or otherwise. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, GSBD or any of their subsidiaries, nor have we been furnished with any such valuations or appraisals other than certain third-party loan valuation reports as provided by GSAM on behalf of the Company and GSBD, upon which we have relied without independent verification. We do not express any view on, and this opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith. In particular, for purposes of our analysis, we did not evaluate any potential illiquidity discount relating to the GSBD Common Stock to be received by holders of Company Common Stock which may result from the GSBD Charter Amendment (as defined in the Merger Agreement).

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information, including the September Estimates, made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving the Company, nor did we negotiate with any of the parties, other than GSBD, which expressed interest to Morgan Stanley in the possible acquisition of the Company or certain of its constituent businesses. This opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement.

We have acted as financial advisor to the Special Committee in connection with this transaction and will receive a fee for our services, a portion of which became payable on December 6, 2019 and a substantial portion of which is contingent upon the closing of the Merger.

In the two years prior to the date hereof, we have provided financing services to the Company, GSBD, The Goldman Sachs Group, Inc. and certain of its majority controlled-affiliates and portfolio companies and have received fees in connection with such services. In addition, Morgan Stanley or an affiliate thereof is a lender to the Company and GSBD. Morgan Stanley may also seek to provide financial advisory and financing services to the Company, GSBD and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Company, GSBD or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Special Committee of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, this opinion does not in any manner address the prices at which the GSBD Common Stock will trade following consummation of the Merger or at any time and Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company or GSBD should vote at the shareholders’ meetings to be held in connection with the Merger or in connection with any other matter. Nor do we express any opinion as to the net asset value per share of Company Common Stock or GSBD Common Stock or as to what the MMLC Per Share NAV or the GSBD Per Share NAV will be at any time.

Based on and subject to the foregoing, we are of the opinion on the date hereof that, based upon the September Estimates, the Exchange Ratio pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Common Stock (other than GSAM and its affiliates).

Very truly yours,

MORGAN STANLEY & CO. LLC

By:	/s/ Thomas S. Chen

Name: Thomas S. Chen
Title: Managing Director

ANNEX D

OPINION OF THE FINANCIAL ADVISOR TO THE GSBD SPECIAL COMMITTEE

June 11, 2020

Special Committee of the Board of Directors

Goldman Sachs BDC, Inc.

200 West Street

New York, New York 10282

Members of the Special Committee:

We understand that Goldman Sachs BDC, Inc. (“GS BDC”) proposes to enter into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) among GS BDC, Evergreen Merger Sub Inc., a wholly owned subsidiary of GS BDC (“Merger Sub”), Goldman Sachs Middle Market Lending Corp. (“GS MMLC”) and Goldman Sachs Asset Management, L.P., GS BDC’s external manager and GS MMLC’s investment adviser (the “External Manager”), pursuant to which, among other things, Merger Sub will merge with and into GS MMLC and, subsequently, GS MMLC will merge with and into GS BDC (the “Transaction”). In the Transaction, each outstanding share of the common stock, par value $0.001 per share, of GS MMLC (“GS MMLC Common Stock”) will be converted into the right to receive from GS BDC a number of shares of common stock, par value $0.001 per share, of GS BDC (“GS BDC Common Stock”) equal to the quotient obtained by dividing (i) the net asset value of GS MMLC per share of GS MMLC Common Stock by (ii) the net asset value of GS BDC per share of GS BDC Common Stock. We understand that the External Manager has also agreed to amend the current management agreement by and between GS BDC and the External Manager to waive certain incentive fees through December 31, 2021 (the “Fee Waiver”), and to reimburse up to $4 million of expenses incurred by each of GS BDC and GS MMLC in connection with the Transaction. The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to GS BDC of the Consideration to be paid by GS BDC in the Transaction.

In connection with this opinion, we have, among other things:

(1)	reviewed certain publicly available business and financial information relating to GS MMLC and GS BDC;

(2)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of GS MMLC furnished to or discussed with us by the External Manager;

(3)

reviewed certain financial forecasts relating to the asset portfolio of GS MMLC on a run off basis, prepared by the External Manager (the “GS MMLC Run Off Forecasts”), and discussed with the External Manager its assessments as to the likelihood of achieving the future financial results reflected in the GS MMLC Run Off Forecasts;

(4)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of GS BDC furnished to or discussed with us by the External Manager, including certain financial forecasts relating to GS BDC prepared by the External Manager both on a standalone basis (such forecasts, the “GS BDC Stand-Alone Forecasts”) and on a pro forma basis giving effect to the Transaction and GS BDC’s intended post-Transaction business plan (such forecasts, the “GS BDC Pro Forma Forecasts”), which pro forma forecasts include, without limitation, (a) estimates and assumptions with respect to the performance of GS MMLC’s asset portfolio, prepared by the External

Manager, (b) certain benefits anticipated to result from the Fee Waiver, estimated by the External Manager, and (c) estimates as to the amount and timing of certain cost savings and interest-related benefits (collectively, the “Synergies”) anticipated by the External Manager to result from the Transaction, and discussed with the External Manager the likelihood of achieving the future financial results reflected in the GS BDC Stand-Alone Forecasts and the GS BDC Pro Forma Forecasts;

(5)

discussed the past and current business, operations, financial condition and prospects of GS MMLC with members of senior managements of GS MMLC and GS BDC, and discussed the past and current business, operations, financial condition and prospects of GS BDC with the External Manager;

(6)

discussed with the External Manager certain strategic and financial benefits to GS BDC anticipated by the External Manager to result from the Transaction as reflected in the GS BDC Pro Forma Forecasts;

(7)	reviewed the trading history for GS MMLC Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

(8)

compared certain financial and stock market information of GS MMLC and certain financial information of GS BDC (on a standalone basis and on a pro forma basis after giving effect to the Transaction) with similar information of other companies we deemed relevant;

(9)	reviewed a draft, dated June 8, 2020, of the Merger Agreement;

(10)	reviewed a draft, dated June 8, 2020, of the letter agreement by and between GS BDC and the External Manager giving effect to the Fee Waiver (the “Fee Waiver Agreement”); and

(11)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the External Manager that it is not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the GS MMLC Run Off Forecasts, the GS BDC Stand-Alone Forecasts and the GS BDC Pro Forma Forecasts (including the Synergies), we have assumed, at the direction of GS BDC, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of GS BDC and the External Manager as to the future financial performance of GS MMLC, the future financial performance of GS BDC and the other matters covered thereby and we have relied, at the direction of GS BDC, without independent verification, on the GS MMLC Run Off Forecasts, the GS BDC Stand-Alone Forecasts and the GS BDC Pro Forma Forecasts for purposes of our opinion. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of GS MMLC or GS BDC, nor have we made any physical inspection of the properties or assets of GS MMLC or GS BDC. We have not evaluated the solvency or fair value of GS MMLC or GS BDC under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of GS BDC, that the Transaction will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on GS MMLC, GS BDC or the contemplated benefits of the Transaction. We have also assumed, at the direction of GS BDC, that the final executed Merger Agreement and Fee Waiver Agreement will not differ in any material respect from the drafts thereof reviewed by us.

We express no view or opinion as to any terms or other aspects or implications of the Transaction (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Transaction, the amount, form or structure of the Fee Waiver, expense reimbursement or any other financial accommodation provided by the External Manager, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Transaction or otherwise. Our opinion is limited to the fairness, from a financial point of view, to GS BDC of the Consideration to be paid in the Transaction and no opinion or view is expressed with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the Transaction or related transactions by the External Manager or any other party. Furthermore, no opinion or view is expressed as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to GS BDC or in which GS BDC might engage or as to the underlying business decision of GS BDC to proceed with or effect the Transaction. We also are not expressing any view or opinion with respect to, and have relied, with your consent, upon the assessments of representatives of GS BDC regarding, legal, regulatory, accounting, tax and similar matters relating to GS BDC, GS MMLC and the Transaction (including the contemplated benefits thereof) as to which we understand that GS BDC obtained such advice as it deemed necessary from qualified professionals. We further are not expressing any view or opinion as to what the value of GS BDC Common Stock actually will be when issued or the prices at which GS MMLC Common Stock will trade at any time, including following announcement or consummation of the Transaction. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Transaction or any other matter.

We have acted as financial advisor to the Special Committee of the Board of Directors of GS BDC in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is contingent upon consummation of the Transaction. In addition, GS BDC has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of GS BDC, GS MMLC and certain of their affiliates (including The Goldman Sachs Group, Inc. and its affiliates and portfolio companies (the “GS Group”) and certain of the GS Group’s affiliates).

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the GS Group and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as co-lead arranger for, and as a lender under, GS BDC’s $1,695 million revolving credit facility; (ii) having acted or acting as co-lead arranger and joint bookrunner for GS BDC’s offering of $360 million of 5-year senior notes; (iii) having acted or acting as a co-lead arranger and joint bookrunner for, and as a lender (including a letter of credit lender) under, GS MMLC’s $850 million revolving credit facility; (iv) having acted or acting as administrative agent, arranger, bookrunner and/or lender for other members of the GS Group; (v) having acted or acting as underwriter, initial purchaser and placement agent for various equity and debt offerings undertaken by the GS Group; (vi) having provided or providing certain commodity, derivatives and foreign exchange trading services to the GS Group; and (vii) having provided or providing certain treasury and trade services and products to the GS Group.

It is understood that this letter is for the benefit and use of the Special Committee of the Board of Directors of GS BDC (in its capacity as such) in connection with and for purposes of its evaluation of the Transaction.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on GS BDC, GS MMLC or the Transaction. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of BofA Securities, Inc.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be paid by GS BDC in the Transaction is fair, from a financial point of view, to GS BDC.

Very truly yours,

/s/ BofA Securities, Inc.

BOFA SECURITIES, INC.

GSBDMMLCPROXY2020